As filed with the Securities and Exchange Commission on December 4, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2020

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213)  633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	September 30, 2020	3

President’s Letter	(Unaudited) September 30, 2020

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the six-month period ended September 30, 2020. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2020

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2020

•	Agency Mortgage-Backed Securities (Agency MBS)

For the six-month period ended September 30, 2020, the Bloomberg Barclays US Mortgage-Backed Securities Index returned 0.78%. The mortgage index underperformed the Bloomberg Barclays US Corporate Index as credit spreads tightened substantially in response to investors’ growing appetite for risk. The Federal Funds Rate ranged from 0% to 0.25%, and the Federal Reserve pledged on September 16, 2020, to keep interest rates near zero until 2023. As “risk-free” rates remained low during the six-month period, mortgage rates dropped. The 30-year rate (based on Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index rates) decreased by 60 basis points, reaching a historic low of 2.86% in September, and ended the period at 2.90%. Many loan originators were at capacity for months due to an overwhelming number of refinance applications and home purchases. As mortgage rates declined and originator capacity increased, conventional prepayment rate (CPR) speeds ended the period at historically high levels. In contrast, Ginnie Mae II speeds peaked in June due to a spike in banks and nonbanks buying out loans delinquent 90 days or longer. Some collateral reached prepayment speeds north of 50 CPR in September, primarily bonds with 3.5% to 4.0% coupons and 2018 vintage. Elevated refinance activity also resulted in a large increase in new issuance. Gross issuance over the six-month period reached roughly $1.66 trillion, compared to $794 billion during the same period in 2019. The effects of a sharp supply increase were subdued by purchase activity by the Fed, which purchased approximately $816 billion in the six months.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended September 30, 2020, the non-Agency residential mortgage-backed securities (RMBS) sector regained ground from unprecedented levels of market stress in March. Credit spreads were significantly tighter for non-Agency RMBS in the six-month period. The sector benefitted from positive delinquency roll rates, robust strength in the housing market and lower-than-expected mortgage forbearance rates. The positive performance was partly due to Congress passing the Coronavirus Aid, Relief, and Economic Security (CARES) Act and indirect assistance from the Federal Reserve’s Term Asset-Backed Securities Loan Facility. The new-issue market closed for several weeks in late March into April but still managed to issue approximately $35 billion in volume, compared to $48 billion during the same period one year ago. The composition of new issue was diverse, comprising non-qualified mortgages, prime jumbo, single-family rentals and nonperforming/reperforming loans. The overall housing market was remarkably robust during the economic downturn. Despite elevated levels of unemployment, record low interest rates combined with a diminishing inventory of available homes for sale bolstered home prices. Since the start of the year, less densely populated and suburban areas experienced faster acceleration of home price appreciation than densely populated metro areas.

•	Commercial Mortgage-Backed Securities (CMBS)

For the six-month period ended September 30, 2020, commercial mortgage-backed securities (CMBS) spreads moved tighter alongside broader credit and equity indexes, largely benefiting from the Federal Reserve’s accommodative approach to broader market volatility associated with reactions to COVID-19. New issuance of $20.3 billion in CMBS priced, compared to $50 billion in the same period a year ago. 2020 issuance picked up in July through September after coming to a halt in March as governments and the market reacted to COVID-19. Only one deal priced from mid-March through the end of April. However, as investors and issuers became more comfortable with the macro environment, an increasing number of deals took place comprising loans issued after the start of quarantine measures in April. September saw eight deals come to market, and more than $6 billion was slated to price in October. The street was projecting 2020 new issuance to increase to more than $60 billion. For the six-month period, secondary spreads on 10-year AAA last cash flows tightened by 101 basis points (bps) and bonds rated BBB- tightened by 535 bps. While the rally since March in risk assets was resilient despite broader economic headwinds, most paper did not mark full spread retracement.

The Trepp CMBS Delinquency Rate for U.S. commercial real estate loans fell for three consecutive months after experiencing two huge jumps in May and June. The percentage of loans that were delinquent 30 days or longer sat at 8.92% across all property types at the end of September, about 688 bps higher than the low seen in February but 140 bps lower than the June high. However, we would note that this is backward looking, and we would presume the delinquency rate could increase due to the percentage of loans in special servicing steadily rising to 10.48% by the end of September.

The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 5.73% for the six-month period ended September 30, 2020, outperforming the broader Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The RCA Commercial Property Price Index decreased 0.15% on the national level for the six-month period ended August 31, 2020, compared to an increase of 1.77% over the previous six-month period.

Semi-Annual Report	September 30, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2020

•	Emerging Markets (EM) Debt

For the six-month period ended September 30, 2020, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks U.S. dollar-denominated, EM fixed-income sovereign debt, posted a return of 14.86%. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, which tracks U.S. dollar-denominated, EM fixed-income corporate debt, posted a return of 14.20%. Spreads tightened 194 basis points for the J.P. Morgan EMBI Global Diversified and 196 basis points for the J.P. Morgan CEMBI Broad Diversified. EM credits benefitted from improved investor sentiment after unprecedented global central bank accommodation, large government support programs and the gradual reopening of global economies following COVID-19 lockdowns. All the regions across both indexes posted positive returns. Africa was the best-performing region in both indexes. Europe was the worst performer in the J.P. Morgan EMBI Global Diversified; Asia was the worst in the corporate index. EM high yield credits significantly outperformed their investment grade counterparts in both indexes.

•	International Sovereign

For the six-month period ended September 30, 2020, the FTSE World Government Bond Index (WGBI) rose 5.04%, driven primarily by currency appreciation versus the U.S. dollar. The Australian dollar was the best-performing G-10 currency, while the U.S. dollar weakened against all G-10 peers. The Federal Reserve kept rates unchanged at near zero and signaled that rates would remain lower for longer. The Fed also adopted a “flexible” form of average inflation targeting that would allow temporary increases in inflation above 2% following periods when that target is undershot. Other central banks in developed markets were also accommodative during the period in response to the pandemic. As a result, global government yields generally remained at historically low levels across the two quarters. The euro had a particularly strong six-month period as European countries took steps to reopen their economies and after Euro leaders agreed to a fiscal support program in July. European government bond exposure was the largest contributor to performance in the FTSE WGBI, while exposure in safe havens such as Japan and the United States lagged during a period of positive risk sentiment.

•	Investment Grade Credit

For the six-month period ended September 30, 2020, U.S. investment grade (IG) credit spreads, as measured by the Bloomberg Barclays US Credit Index, returned 9.84%, outperforming duration-matched U.S. Treasuries by 919 basis points (bps). U.S. IG credit spreads started the period at 255 bps over duration-matched Treasuries and ended the period at 128 bps. Yields declined from 3.23% at the end of March to 1.91% at the end of September. For the six-month period, the best-performing sectors on a total return basis were independent energy, oil field services, midstream, refining and gaming. The worst performers were supranationals, leisure, foreign agency, airlines and pharmaceuticals. At the ratings level, bonds rated BBB outperformed, posting a total return of 13.58% versus 8.26% for bonds rated A, 5.91% for bonds rated AA and 2.16% for bonds rated AAA. Across the curve, long duration credit outperformed, posting a total return of 13.27% versus 7.99% for intermediate duration and 3.82% for short duration. U.S. dollar-denominated, IG gross new issuance was $1.294 trillion, and net new issuance was $807.9 billion. IG funds’ inflows for the period were $302.3 billion, as reported by investment data firm EPFR Global.

•	Bank Loans

For the six-month period ended September 30, 2020, the S&P/LSTA Leveraged Loan Index returned 14.24%, with outperformance at the lower end of the credit quality spectrum, as the market rallied back from the steep sell-off in March. Loans rated CCC returned 23.84% during the six-month period, outperforming the 15.93% return of loans rated B and the 10.03% return of loans rated BB. The weighted average bid price of the index ended the period at $93.18, up from $82.85 in March. As reported by financial data firm Leveraged Commentary & Data, the trailing 12-month default rate (by issuer count) rose from 2.02% in March to 4.64% in September as issuers suffered through the effects of the pandemic and lockdown.

•	U.S. High Yield (U.S. HY)

For the six-month period ended September 30, 2020, the Bloomberg Barclays US Corporate High Yield Index returned 15.24%. Intermediate maturity bonds returned 14.20%, underperforming longer maturity bonds, which returned 30.01%. Returns across the ratings spectrum were mixed as bonds rated CCC returned 17.11%, bonds rated BB returned 16.02%, and bonds rated B returned 13.57%. Notable outperformers by industry were independent energy, midstream and refining. Notable underperformers were airlines, transportation services and retail real estate investment trusts.

6	DoubleLine Funds Trust

(Unaudited) September 30, 2020

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended September 30, 2020, the collateralized loan obligation (CLO) market marked $43.1 billion in new issuance via 105 transactions. While primary issuance had a slow start due to poor arbitrage and broader market uncertainty, issuance gradually recovered and ended September with 26 transactions pricing for $11.5 billion. The last monthly print over $11.5 billion occurred in April 2019. While refinancing (refi) activity was also muted at the beginning of the six-month period, it reemerged in August by way of fixed-rate tranche refi and repricing transactions. Secondary trading volumes surged over the six-month period per Trade Reporting and Compliance Engine (TRACE) data, with 2020 setting a record in mid-July for annual secondary volume. While CLO fundamentals initially declined in the six-month period, they improved as ratings agencies slowed the pace of negative rating actions and managers worked to trim tail risk. However, defaults increased, with the last 12-month U.S. leveraged loan default rate by principal amount ending at 4.2%, more than double its starting level. CLO market-based metrics, including net asset value and market value overcollateralization, rallied on the heels of the S&P/LSTA Leveraged Loan Index, which gained 12.47% over the six-month period. Spreads across the capital structure tightened considerably as they recovered from the peak wides experienced in late March. The J.P. Morgan CLO Total Return Level Index gained 9.61% over the six-month period, tilting the year-to-date total return into the black at 0.94%.

•	Global Equities

For the six-month period ended September 30, 2020, global equities, as measured by the Morgan Stanley Capital International All Country World Index, rose 29.26%. U.S. equities outperformed slightly, with the S&P 500 Index returning 31.31%. European equities underperformed the broader market and U.S. market, with the Euro Stoxx 50 Index returning 16.96%. Asian equity markets also underperformed, with Japanese equities, as measured by the Nikkei 225 Index, up 23.40%, and Chinese equities, as measured by the Shanghai Stock Exchange Composite Index, up 19.71%. Emerging markets equities, as measured by the Morgan Stanley Capital International Emerging Markets Index, performed in line with the broader market, up 29.58%.

•	Commodities

For the six-month period ended September 30, 2020, the broad commodity market rallied 15.48% as measured by the S&P GSCI and 14.54% by the Bloomberg Commodity Index. The energy sector (+17.90%) rallied from pandemic-induced lows, with unleaded gasoline (+92.06%) and Brent crude (+37.47%) rising sharply. Precious metals appreciated 19.33% as investors flocked to the perceived safety of silver (+61.48%) and gold (+16.05%). The agriculture sector increased 6.37%, with cotton (+29.06%) and sugar (+20.52%) the best performers; coffee (-11.48%) and Kansas wheat (-2.59%) were the worst. Industrial metals rebounded 22.28%, with copper (+34.43%) and nickel (+25.27%) leading the way.

•	Infrastructure Debt

For the six-month period ended September 30, 2020, infrastructure assets generally outperformed the Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The infrastructure debt segments that bore the brunt of the March sell-off, namely global transportation assets, staged a material recovery during the six-month period, benefitting from improved liquidity conditions and risk appetite. Nonsecuritized infrastructure investments, such as unsecured corporate bonds issued by industrial and utility companies, also performed well, as long duration assets were in high demand. Gross issuance for the infrastructure space has generally been lower than anticipated, but the results of the November election could reignite plans for a broad federal infrastructure spending initiative in 2021 or beyond.

•	Asset-Backed Securities (ABS)

For the six-month period ended September 30, 2020, asset-backed securities (ABS) total returns were firmly in positive territory as measured by the Bloomberg Barclays US ABS Index, which returned 4.36%. ABS performance was driven by improving liquidity conditions and a steady flow of monetary and fiscal stimulus from Washington, D.C. Given the steep sell-off in March, spreads on most ABS sectors had substantial room to tighten on a relative value basis during the early months of this performance period. That tightening, coupled with improving consumer credit metrics, lead to material spread tightening and upward price migration for the asset class. Gross ABS issuance for the six-month period totaled roughly $100 billion, marking a slight decline relative to prior six-month periods but still representing significant capital market activity after the severe volatility that took place in April and June.

Semi-Annual Report	September 30, 2020	7

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2020

•	U.S. Large Cap Equities

For the six-month period ended September 30, 2020, the S&P 500 Index rallied 31.31%, rebounding from COVID-19-induced financial turmoil. The Nasdaq Composite Index soared 45.66% as many technology companies benefitted from the new business reality of the work-from-home pandemic economy. Value stocks underperformed, with the Russell 1000 Value Index up 20.68%. The best-performing sectors were consumer discretionary (+50.65%), technology (+46.13%) and materials (+42.80%). The worst performers were real estate (+14.25%), utilities (+9.04%) and energy (+6.27%).

•	Government Securities

The six-month period ended September 30, 2020, was one of almost eerie calm in the wake of the tumultuous first quarter. The global economy and, in particular, the U.S. Treasury market, fell into the grips of the market reaction to COVID-19 late in the first quarter of 2020. Treasury yields nosedived, with the 10-year benchmark tumbling from 1.62% on Feb. 13 to an intraday low of 0.31% on March 9. The economy fell into a historically deep and sharp recession. The Treasury market almost ceased to function as investors first rushed into Treasuries as a safe-haven asset and then rushed out in a bid for liquidity. The Federal Reserve responded vigorously, cutting the Federal Funds Rate to near zero, providing unlimited repurchase financing, launching an enormous asset purchase program and then unleashing an array of lending programs. The federal government followed suit in late March with the $2.2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act to offer support to individuals, small business and others. By March 31, these aggressive steps had appeared to make considerable progress toward restoring Treasury market liquidity and stability. On that day, the 10-year Treasury yield was 0.67%. On September 30, 2020, it was 0.68% and had rarely deviated during the reporting period from a range of 0.50% to 0.80%. The yield curve steepened modestly over the six-month period, with the two-year yield falling 13 basis points and the 30-year yield rising 10 basis points. Realized volatility fell over the period, while the ICE Bank of America MOVE Index of implied volatility posted a succession of all-time lows. Through the upheaval, the Fed continued to review its policy framework. The conclusions of the review were announced in late August and codified in a statement after the Federal Open Market Committee in mid-September. Going forward, the Fed pledged to not preemptively raise rates late in a business cycle in order to combat expected inflation. Rather, the Fed stated it would begin to raise rates only when the economy achieves “maximum” employment, inflation reaches 2% and inflation appears to be on track to average 2% over a reasonable period. The statement set a high bar for future rate increases. We expect policy rates to remain steady for the foreseeable future. The Bloomberg Barclays US Treasury Index returned 0.65% in the six-month period.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2020

DoubleLine Total Return Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Total Return Bond Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The Fund maintained a higher allocation to credit, roughly 43%, relative to the index. Broadly speaking, credit outperformed government assets such as U.S. Treasuries and Agency mortgage-backed securities (MBS) that received government support. Additionally, the Fund’s mix of securitized credit largely outperformed investment grade (IG) corporate bonds within the index. Lastly, the Fund’s average duration of 3.29 years was shorter than the index’s 5.97 years, which was accretive to performance as the 30-year Treasury yield rose 14 basis points. Non-Agency residential MBS was the best-performing sector, as fundamentals continued to improve throughout the period. Slightly detracting from performance was Agency MBS, which underperformed IG corporate bonds and Treasuries within the index.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	4.46%

N-Share	4.33%

R6-Share	4.49%

Bloomberg Barclays US Aggregate Bond Index	3.53%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Core Fixed Income Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The U.S. Treasury yield curve steepened as the two-year yield fell 12 basis points and 10-year yields fell 1 basis point. All sectors within the Fund delivered positive returns during the period of economic recovery and accommodative Federal Reserve monetary policy after the on-set of the COVID-19 pandemic. The best-performing sectors included collateralized loan obligations, and emerging markets and U.S. corporate high yield debt. Treasuries, Agency mortgage-backed securities and municipal bonds were the worst performers but still contributed positive returns. A majority of the Fund’s outperformance can be attributed to its exposure to nontraditional fixed-income sectors and overweight credit position relative to the index.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	7.35%

N-Share	7.22%

R6-Share	7.37%

Bloomberg Barclays US Aggregate Bond Index	3.53%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Emerging Markets Fixed Income Fund outperformed the benchmark J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified return of 14.86%. The J.P. Morgan EMBI Global Diversified’s return was driven by significant spread tightening. The Fund benefited from its positioning in Latin America, particularly Brazil, Mexico, Chile and Colombia. Its positioning in some Asian countries, including India, China and Indonesia, also helped. In contrast, an underweight positioning in Africa relative to the index detracted from performance as Africa was the best-performing region in the J.P. Morgan EMBI Global Diversified.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	18.08%

N-Share	18.03%

J.P. Morgan Emerging Markets Bond Global Diversified Index	14.86%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2020	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

DoubleLine Multi-Asset Growth Fund

For the six-month period ended September 30, 2020, the DoubleLine Multi-Asset Growth Fund generated a positive return but underperformed its blended benchmark return of 18.16%. The equity sleeve, which utilized equity index futures and obtained exposure to the Shiller Barclays CAPE® U.S. Sector Total Return Index through excess return swaps, was a contributor to performance but was the biggest detractor in terms of relative performance. An underweight position in equities also hurt relative performance. The fixed-income sleeve contributed to performance but detracted from relative performance, with positions in structured credit underperforming. Currencies contributed to performance via short U.S. dollar positions versus the euro and long positions in the Japanese yen. Positions in real assets, implemented through swaps, detracted from performance, driven by a systematic long-short commodity strategy.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	17.43%

A-Share*

Without Load	17.39%

With Load	12.45%

S&P 500® Index	31.31%

Blended Benchmark USD Unhedged**	19.43%

Blended Benchmark USD Hedged**	18.16%

*

Performance data shown for the Multi-Asset Growth Fund (with load) reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a contingent deferred sales charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for A-Share Without Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the contingent deferred sales charge. If it had, returns would have been reduced.

**

The Blended Benchmark Unhedged is MSCI All Country World Index (ACWI) (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond index (40%) hedged to U.S. dollars USD.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE Bank of America 1-3 Year U.S. Treasury Index return of 0.24%. The U.S. Treasury yield curve steepened as the two-year yield fell 12 basis points and 10-year yield fell 1 basis point. All sectors within the Fund delivered positive returns during a period of falling yields as Federal Reserve policy became more accommodative in response to the pandemic. The top-performing sector was commercial mortgage-backed securities as the Fund’s allocation to higher-rated tranches recovered in the wake of the pandemic. While all sectors within the Fund had positive returns, the bank loan sleeve contributed the least to the Fund’s performance. A majority of the Fund’s outperformance can be attributed to an overweight credit position, including the Fund’s exposure to nontraditional fixed-income sectors, relative to the benchmark.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	5.73%

N-Share	5.71%

R6-Share	5.75%

ICE BofA 1-3 Year U.S. Treasury Index	0.24%

Bloomberg Barclays US Aggregate 1-3 Year Bond Index	1.04%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the six-month period ended September 30, 2020, the DoubleLine Floating Rate Fund underperformed the benchmark S&P/LSTA Leveraged Loan Index return of 14.24%. The Fund generally maintained an overweight position in B-rated credits, and an underweight position in BB-rated and CCC-rated credits. BB-rated loans underperformed the index, while B-rated and CCC-rated loans outperformed. Fund performance benefited from underexposure to BB-rated loans and overexposure to B-rated loans. An underweight position in

10	DoubleLine Funds Trust

(Unaudited) September 30, 2020

CCC-rated loans was detrimental to returns. On a sector basis, the Fund benefited from overweight exposure to healthcare, and business equipment and services. An overweight position in food products hurt performance. Underweight exposure to automotive, chemicals and industrial equipment hurt performance. An underweight position in telecom helped performance. The Fund’s exposure to high yield bonds was a performance drag given that these bonds had a higher-quality tilt that lagged the recovering market. The small cash balance also hurt performance.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share*	11.96%

N-Share*	11.91%

S&P/LSTA Leveraged Loan Index	14.24%

*

The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the six-month period ended September 30, 2020, the DoubleLine Shiller Enhanced CAPE® outperformed the benchmark S&P 500 Index return of 31.31%. The Shiller Barclays CAPE® U.S. Sector Total Return Index (the “CAPE Index”), which the Fund gained exposure to through the use of swap contracts, was allocated to five sectors during the period: communication services, financials, industrials, materials and technology, with all five contributing positively to the CAPE Index’s return. The fixed-income collateral portfolio increased in value, with all sectors contributing positively. The fixed-income sectors with the highest returns were commercial mortgage-backed securities, asset-backed securities and bank loans.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	39.74%

N-Share	39.56%

R6-Share	39.66%

S&P 500® Index	31.31%

Shiller Barclays CAPE® U.S. Sector Total Return Index*	32.49%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Flexible Income Fund outperformed the benchmark ICE Bank of America 1-3 Year Eurodollar Index return of 3.68%. The U.S. Treasury yield curve steepened as the two-year yield fell 12 basis points and 10-year yields fell 1 basis point. Most sectors within the Fund delivered positive returns during a period of falling yields as Federal Reserve policy became more accommodative in response to the pandemic. The top-performing sectors included collateralized loan obligations and emerging markets fixed income. Treasuries and Agency mortgage-backed securities delivered the lowest returns. The Fund reduced its allocations to Treasuries and sovereign bonds from developed markets as sectors of fixed income not directly supported by central bank asset purchases presented attractive relative value. The Fund’s strong performance for the period followed the COVID-19 outbreak, which caused market volatility and price dislocation across many sectors of fixed income owned in the Fund.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	13.72%

N-Share	13.58%

R6-Share	13.75%

ICE BofA 1-3 Year Eurodollar Index	3.68%

LIBOR USD 3 Month	0.26%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2020	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted a positive return but underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year return of 9.59%. The Fund was overweight in investment grade credits, which significantly underperformed their high yield counterparts, detracting from relative performance. In addition, the Fund’s underweight position in African credits drove the relatively weaker performance as Africa posted the strongest returns in the broader J.P. Morgan CEMBI Broad Diversified 1-3 Year. However, the Fund’s large overweight positioning in Latin America, the second-best performer in the broader CEMBI, supported the Fund’s performance.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	6.78%

N-Share	6.64%

J.P. Morgan CEMBI Broad Diversified 1-3 Year	9.59%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Long Duration Total Return Bond Fund underperformed the benchmark Bloomberg Barclays US Long Government/Credit Index return of 7.52%. The U.S. Treasury yield curve steepened as the two-year yield fell 12 basis points and 10-year yield fell 1 basis point. The 30-year yield rose 14 bps. The largest driver of underperformance was the Fund’s mortgage-backed securities allocation, which the Fund owns in lieu of long-duration corporate bonds. Corporate bonds rallied significantly from their lows in late March as spreads tightened one-directionally, resulting in a return of 13.27% for the Bloomberg Barclays US Long Credit Index. Also detracting from performance was the Fund’s government allocation, as the Fund maintained a greater exposure to longer-duration Treasury bonds relative to the index in a period where long-end rates rose.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	0.98%

N-Share	0.85%

Bloomberg Barclays US Long Government/Credit Index	7.52%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the six-month period ended September 30, 2020, the DoubleLine Strategic Commodity Fund posted a positive return but underperformed the benchmark Bloomberg Commodity (BCOM) Total Return Index return of 14.62%. The Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCI) (beta exposure), which the Fund gained exposure to through the use of swaps contracts, increased 21.02%. The DoubleLine Commodity Long Short Strategy (DCLS) (tactical exposure), a systematic long/short commodity strategy implemented through swap contracts, decreased 4.66%. The Fund’s underperformance relative to the BCOM was driven by the underperformance of the DCLS. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which added incremental return.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	6.37%

N-Share	6.26%

Bloomberg Commodity Total Return Index	14.62%

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) September 30, 2020

DoubleLine Global Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Global Bond Fund posted a positive return but underperformed the benchmark FTSE World Government Bond Index return of 5.04%. Positive relative performance was driven by foreign currency appreciation against the U.S. dollar. The dollar, as measured by the U.S. Dollar Index, weakened against all of its G-10 peers. The Fund benefitted from its overweight allocation to New Zealand, Mexico and South Africa, and an underweight allocation to the United States. The Fund’s foreign currency exchange hedges, and its underweight positioning in core and periphery European countries detracted from relative performance.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	4.41%

N-Share	4.21%

FTSE World Government Bond Index (WGBI)	5.04%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Fund

For the six-month period ended September 30, 2020, the DoubleLine Infrastructure Income Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The primary driver of the outperformance was asset allocation as the Fund held more credit assets than the index. Credit assets broadly outperformed the index’s heavy composition of government-backed and -related fixed-income sectors. The Fund’s top-performing sector was securitized infrastructure investments, namely debt backed by global transportation assets. Many of these securities experienced sharp price declines during the March sell-off but then rallied strongly as market liquidity conditions improved and credit fundamentals stabilized. Infrastructure assets in unsecured corporate form also contributed to performance, but they did not experience the same degree of spread tightening as their securitized counterparts. The only sector position that detracted from performance were longer-duration holdings as the 30-year U.S. Treasury yield rose 9 basis points.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	11.29%

N-Share	11.15%

Bloomberg Barclays US Aggregate Bond Index	3.53%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Ultra Short Bond Fund outperformed the benchmark ICE Bank of America 3-Month U.S. Treasury Bill Index return of 0.06%. Within the Fund, corporate credit outperformed Treasuries, with corporate spreads tightening as measured by the Bloomberg Barclays US Credit 1-3 Year Index. The short end of the investment grade credit market outperformed the broader credit market as corporations issued longer-term bonds to try and lock in low cost funding, causing a lack of supply on the short end. Tenders for short-dated maturities contributed to demand for short-end credit, leading to the spread rally. The three-month Treasury yield ended the period at 0.10%, while the three-month London Interbank-Offered Rate (LIBOR) was 0.23%. The Fund benefited from overweight positions in commercial paper and LIBOR floating-rate notes, which benefited from the yield pickup in LIBOR versus Treasuries.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	2.77%

N-Share	2.54%

ICE BofA 3-Month U.S. Treasury Bill Index	0.06%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2020	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

DoubleLine Shiller Enhanced International CAPE®

For the six month period ended September 30, 2020, the DoubleLine Shiller Enhanced International CAPE® outperformed the broad European equity market as measured by the benchmark Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index return of 20.46%. The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (“the CAPE Index”), which the Fund gained exposure to through the use of swap contracts, was allocated to six sectors: communication services, consumer discretionary, consumer staples, financials and real estate, industrials and materials. All six contributed positively to the CAPE Index’s return. The fixed-income collateral portfolio increased in value, with all sectors contributing positively. The three fixed-income sectors with the highest returns were commercial mortgage-backed securities, bank loans and collateralized loan obligations.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	30.22%

N-Share	30.06%

MSCI Europe Net Total Return USD Index*	20.46%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Colony Real Estate and Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Colony Real Estate and Income Fund outperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of 10.01%. Exposure to the REIT sector of the U.S. equity market was obtained via the Colony Capital Fundamental U.S. Real Estate Index, which the Fund gained through the use of swap contracts, which increased 13.12%. The fixed-income sectors with the highest returns were bank loans, non-Agency mortgage-backed securities, emerging markets fixed income and asset-backed securities. The sole fixed-income sector that lost value was commercial mortgage-backed securities.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	16.69%

N-Share	16.66%

Dow Jones U.S. Select REIT Total Return Index	10.01%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the six-month period ended September 30, 2020, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed the J.P. Morgan Government Bond Index—Emerging Markets Global Diversified return of 10.49%. The performance of the index was driven by generally lower government bond yields in emerging markets, foreign currency appreciation against the U.S. dollar and accrued interest. The Fund benefited from its underweight positioning in Turkey and Brazil. However, underweight exposure in Mexico, South Africa and Russia, and overweight exposure in Peru detracted from performance. The Fund’s cash balance also detracted.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	8.81%

N-Share	8.68%

JPM GBI-EM Global Diversified TR Index	10.49%

For additional performance information, please refer to the “Standardized Performance Summary.”

14	DoubleLine Funds Trust

(Unaudited) September 30, 2020

DoubleLine Income Fund

For the six-month period ended September 30, 2020, the DoubleLine Income fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 3.53%. The outperformance was driven by asset allocation. The Fund’s credit exposure is entirely structured fixed-income products, while the index has much larger exposure to corporate credit. The Fund also benefited from a higher allocation to overall credit sectors than the index. The market environment was positive for financial assets as liquidity conditions were boosted by federal stimulus programs. The best-performing sector was non-Agency mortgage-backed securities (MBS). The sector benefitted from positive delinquency roll rates, robust strength in the overall housing market and mortgagors being able to extend their forbearance agreements. Agency MBS detracted from the Fund’s performance despite the intervention of the Federal Reserve within the sector.

6-Month Period Ended 9-30-20	6-Months (Not Annualized)

I-Share	11.67%

N-Share	11.79%

Bloomberg Barclays US Aggregate Bond Index	3.53%

For additional performance information, please refer to the “Standardized Performance Summary.”

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares.

Opinions expressed herein are as of September 30, 2020, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the summary or statutory prospectus by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read the prospectus carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus. The outbreak of COVID-19 has affected the worldwide economy, including the U.S. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds.

Diversification does not assure a profit or protect against loss in a declining market. Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine displays credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined,

Semi-Annual Report	September 30, 2020	15

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE DOUBLELINE STRATEGIC COMMODITY FUND (“FUND”) SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

16	DoubleLine Funds Trust

(Unaudited) September 30, 2020

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the DoubleLine Colony Real Estate and Income Fund is required to include the following disclaimers in its Prospectus. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the DoubleLine Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/ or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved. Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index. Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA. The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Index—This index measures the performance of investment grade CMBS. The index includes only CMBS that are eligible under the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including that the certificates be in one of the three highest rating categories by Fitch, Moody’s or S&P.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Total Return Index—This index tracks the Barclays Capital U.S. CMBS (ERISA Only) Index on a total return basis.

Basis Point—A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Semi-Annual Report	September 30, 2020	17

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

Bloomberg Barclays US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment-grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg Barclays US Aggregate Bond Index. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg Barclays US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg Barclays US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg Barclays US Corporate HY Index.

Bloomberg Barclays US Corporate Index—This index measures the investment-grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays US Credit Index—This index is the U.S. credit component of the US Government/Credit Index. It consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The US Credit Index is the same as the former US Corporate Index.

Bloomberg Barclays US Credit 1-3 Year Index—This index represents the one- to three-year component of the Bloomberg Barclays US Credit Index.

Bloomberg Barclays US Government/Credit Index—This index is a broad-based flagship benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg Barclays US Long Credit Index—This index is a specially weighted version of the Bloomberg Barclays US Credit Index, tracking the component of bonds with a maturity of 10 years or longer.

Bloomberg Barclays US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate Treasuries, and government-related and corporate securities.

Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment-grade, fixed-rate mortgage-backed pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Bloomberg Barclays US Treasury Index—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Bloomberg Commodity (BCOM) Index—This index is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Commodity (BCOM) Total Return Index—This index tracks the BCOM on a total return basis.

Colony Capital Fundamental U.S. Real Estate Index—This rules-based index incorporates fundamental criteria originally developed by Colony Capital, Inc. It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Constant Prepayment Rate (CPR)—Metric (also known as “Conditional Prepayment Rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Euro Stoxx 50 Index—This index of 50 eurozone stocks provides a blue-chip representation of supersector leaders in the eurozone.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target Federal Funds Rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

Freddie Mac Primary Mortgage Market Survey (PMMS)—This weekly national survey tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types. The survey is compiled Monday through Wednesday and released (as average rates and points) on Thursday.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year, fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS).

FTSE World Government Bond Index (WGBI)—This broad index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. It is a widely used benchmark that comprises sovereign debt from more than 20 countries that is denominated in a variety of currencies.

Ginnie Mae (GNMA)—Ginnie Mae I is composed of mortgages that pay principal and interest on the 15th of every month while Ginnie Mae II mortgages do the same on the 20th. Another difference between the two pools is the maturity, with Ginnie Mae I having a maximum of 30 years for single family and 40 years for multifamily; Ginnie Mae II is 30 years max as it doesn’t include multifamily project or construction loans.

Ginnie Mae II—This class of pass-through investments is issued by the Government National Mortgage Association (GNMA), known as Ginnie Mae, and draws income from pools of Federation Housing Administration and Department of Veterans Affairs mortgages. Ginnie Mae II securities pay principal and interest on the 20th every month (in contrast to the 15th for Ginnie Mae I) and have a maximum maturity of 30 years.

G-10 (Group of Ten)—The G10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE Bank of America (BofA) MOVE Index—This index is a measure of U.S. interest-rate volatility that tracks the movement in U.S. Treasury yield volatility implied by current prices of one-month over-the-counter options on two-, five-, 10- and 30-year Treasuries.

18	DoubleLine Funds Trust

(Unaudited) September 30, 2020

ICE Bank of America (BofA) Eurodollar Index—This index tracks the performance of U.S. dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE Bank of America (BofA) 1-3 Year Eurodollar Index—This subindex of the ICE BofA Eurodollar Index includes all securities with a remaining term to final maturity of three years or less.

ICE Bank of America (BofA) 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE Bank of America (BofA) 3-Month U.S. Treasury Bill Index—This unmanaged index comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

J.P. Morgan Collateralized Loan Obligation Index (CLOIE)—This index a market value-weighted index consisting of U.S. dollar-denominated collateralized loan obligations (CLOs).

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets (EM) corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets (EM) corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets (EM) corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and emerging corporate bonds.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This index is a uniquely weighted version of the EMBI, which tracks emerging markets (EM) bonds and comprises sovereign debt and emerging corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified—This index tracks local currency bonds issued by emerging markets (EM) governments and has a broader roster of countries than GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank-Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

London Interbank-Offered Rate (LIBOR) USD 3 Month—This measurement tracks the LIBOR on a three-month basis and is measured in U.S. dollars.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries 24 and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EMI)—This index captures large- and mid-cap representation across 26 emerging markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Total Return Index—This index is a component of the MSCI Europe Index and measures performance on a U.S. dollar-denominated and net total return basis.

Nasdaq Composite Index—This index (“the Nasdaq”) comprises the more than 3,000 common stocks and similar securities (e.g., American depository receipts (ADRs), tracking stocks, limited-partnership interests) listed on the Nasdaq exchange. The index, which includes U.S. and non-U.S. companies, is highly followed in the U.S. as an indicator of the stock performance of technology companies and growth companies.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Nikkei 225 Index—This price-weighted index (“the Nikkei”) comprises Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Real Assets—Physical assets that have an intrinsic worth due to their substance and properties, including precious metals, commodities, real estate, land, equipment, and natural resources.

Russell 1000® Value Index—This index measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

S&P GSCI—This index (formerly the Goldman Sachs Commodity Index) measures investment in the commodity markets and commodity market performance over time.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Semi-Annual Report	September 30, 2020	19

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

Shanghai Stock Exchange Composite Index—This capitalization-weighted index, developed in December 1990 with a base value of 100, tracks the daily performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Shiller Barclays CAPE® U.S. Sector Total Return Index—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE (cyclically adjusted price earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE (cyclically adjusted price earnings) ratio (the “CAPE Ratio”). The classic CAPE Ratio assesses equity market valuations and averages 10 years of inflation adjusted earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Term Asset-Backed Securities Loan Facility (TALF)—Program created by the U.S. Federal Reserve in November 2008 to boost consumer spending in order to help jumpstart the economy. TALF did this by issuing loans to banks using asset-backed securities (ABS) as collateral. A new version of the program, TALF 2.0, was started in 2020 to purchase ABS during the economic disruption of the COVID-19 crisis.

Trade Reporting and Compliance Engine (TRACE)—Financial Industry Regulatory Authority (FINRA)-developed vehicle that facilitates the mandatory reporting of over-the-counter secondary market transactions in eligible fixed-income securities.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

20	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) September 30, 2020

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-20)	Expense Ratio

I Share (DBLTX)	4.46%	3.47%	3.81%	3.33%	4.61%	5.78%	0.49%

N Share (DLTNX)	4.33%	3.21%	3.58%	3.08%	4.36%	5.52%	0.73%

R6 Share (DDTRX)[1]	4.49%	3.53%	3.83%	3.35%	4.62%	5.78%	0.45%

Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.18%	3.64%	4.10%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 9-30-20)	Expense Ratio

I Share (DBLFX)	7.35%	4.15%	4.04%	3.90%	4.61%	5.16%	0.48%

N Share (DLFNX)	7.22%	3.88%	3.78%	3.63%	4.35%	4.90%	0.73%

R6 Share (DDCFX)[2]	7.37%	4.18%	4.05%	3.91%	4.61%	5.16%	0.46%

Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.18%	3.64%	3.92%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 9-30-20)	Expense Ratio

I Share (DBLEX)	18.08%	2.00%	2.45%	5.59%	4.89%	5.31%	0.90%

N Share (DLENX)	18.03%	1.82%	2.22%	5.34%	4.64%	5.06%	1.15%

J.P. Morgan Emerging Markets Bond Global Diversified Index	14.86%	1.29%	3.49%	6.15%	5.43%	6.08%
DMLIX/DMLAX
DoubleLine Multi- Asset Growth Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized		Since Inception Annualized (12-20-10 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DMLIX)	17.43%	0.50%	1.38%	5.45%		3.66%	1.42%	1.33%

A Share (DMLAX)[3]							1.60%	1.59%

A Share (No Load)	17.39%	0.33%	1.13%	5.21%		3.39%

A Share (With Load)	12.45%	-3.93%	-0.34%	4.30%		2.94%

S&P 500® Index	31.31%	15.15%	12.28%	14.15%		12.99%

Blended Benchmark USD Unhedged[4]	19.43%	9.26%	6.22%	7.96%		6.10%

Blended Benchmark USD Hedged[4]	18.16%	8.48%	6.68%	8.15%		6.74%

Semi-Annual Report	September 30, 2020	21

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2020

DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (9-30-11 to 9-30-20)	Expense Ratio

I Share (DBLSX)	5.73%	1.76%	2.47%	2.52%	2.39%	0.43%

N Share (DLSNX)	5.71%	1.60%	2.25%	2.27%	2.15%	0.68%

R6 Share (DDLDX)[5]	5.75%	1.79%	2.48%	2.53%	2.40%	0.40%

ICE BofA 1-3 Year U.S. Treasury Index	0.24%	3.58%	2.64%	1.80%	1.29%

Bloomberg Barclays U.S. Aggregate 1-3 Yr Bond Index	1.04%	3.44%	2.76%	2.05%	1.59%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (2-1-13 to 9-30-20)	Expense Ratio

I Share (DBFRX)[6]	11.96%	1.24%	2.49%	2.82%	2.83%	0.71%

N Share (DLFRX)[6]	11.91%	1.07%	2.22%	2.55%	2.60%	0.96%

S&P/LSTA Leveraged Loan Index	14.24%	1.06%	3.10%	4.01%	3.56%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (10-31-13 to 9-30-20)	Expense Ratio

I Share (DSEEX)	39.74%	9.54%	11.11%	15.61%	13.76%	0.56%

N Share (DSENX)	39.56%	9.31%	10.83%	15.33%	13.48%	0.81%

R6 Share (DDCPX)[7]	39.66%	9.60%	11.13%	15.62%	13.77%	0.50%

S&P 500® Index[8]	31.31%	15.15%	12.28%	14.15%	12.11%

Shiller Barclays CAPE® U.S. Sector Total Return Index[8]	32.49%	12.54%	12.18%	15.86%	13.48%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 9-30-20)	Expense Ratio

I Share (DFLEX)	13.72%	0.68%	2.43%	3.28%	3.10%	0.74%

N Share (DLINX)	13.58%	0.42%	2.17%	3.00%	2.83%	0.99%

R6 Share (DFFLX)[9]	13.75%	0.72%	2.44%	3.29%	3.10%	0.69%

ICE BofA 1-3 Year Eurodollar Index	3.68%	4.08%	3.35%	2.67%	2.32%

LIBOR USD 3 Month	0.26%	1.19%	1.91%	1.48%	1.21%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	6.78%	2.96%	3.06%	3.94%	3.16%	0.63%	0.59%

N Share (DELNX)	6.64%	2.70%	2.82%	3.69%	2.93%	0.88%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	9.59%	3.72%	3.75%	4.22%	3.64%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	0.98%	12.34%	9.49%	6.64%	6.30%	0.54%	0.51%

N Share (DLLDX)	0.85%	12.17%	9.26%	6.40%	6.04%	0.79%	0.76%

Bloomberg Barclays U.S. Long Government/Credit Index	7.52%	12.92%	10.21%	8.78%	7.17%

22	DoubleLine Funds Trust

(Unaudited) September 30, 2020

DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 9-30-20)	Expense Ratio

I Share (DBCMX)	6.37%	-18.84%	-6.16%	-1.89%	-4.18%	1.11%

N Share (DLCMX)	6.26%	-18.91%	-6.36%	-2.13%	-4.41%	1.36%

Bloomberg Commodity Total Return Index	14.62%	-8.20%	-4.18%	-3.09%	-6.07%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (12-17-15 to 9-30-20)	Expense Ratio

I Share (DBLGX)	4.41%	3.65%	1.42%		2.21%	0.55%

N Share (DLGBX)	4.21%	3.29%	1.14%		1.95%	0.80%

FTSE World Government Bond Index	5.04%	6.77%	4.37%		4.48%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (4-1-16 to 9-30-20)	Expense Ratio

I Share (BILDX)	11.29%	3.65%	4.14%		4.18%	0.57%

N Share (BILTX)	11.15%	3.41%	3.91%		3.92%	0.82%

Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%		4.10%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (6-30-16 to 9-30-20)	Expense Ratio

I Share (DBULX)	2.77%	1.32%	1.89%		1.57%	0.23%

N Share (DLUSX)	2.54%	1.06%	1.64%		1.33%	0.48%

ICE BofA 3-Month Treasury Bill Index	0.06%	1.10%	1.69%		1.37%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized		Since Inception Annualized (12-23-16 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	30.22%	-0.68%	-0.09%		5.57%	0.82%	0.67%

N Share (DLEUX)	30.06%	-0.94%	-0.35%		5.32%	1.07%	0.92%

MSCI Europe Net Return USD Index[8]	20.46%	-0.79%	-0.61%		5.42%
DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year			Since Inception Annualized (12-17-18 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBRIX)	16.69%	-17.16%			1.87%	0.87%	0.64%

N Share (DLREX)	16.66%	-17.29%			1.69%	1.12%	0.89%

Dow Jones U.S. Select REIT Total Return Index	10.01%	-22.33%			-3.43%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year			Since Inception Not Annualized (6-28-19 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBELX)	8.81%	-1.65%			-3.87%	6.25%	0.92%

N Share (DLELX)	8.68%	-1.90%			-4.12%	6.50%	1.17%

JPM GBI-EM Global Diversified TR Index	10.49%	-1.45%			-2.05%

Semi-Annual Report	September 30, 2020	23

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2020

DBLIX/DBLNX
DoubleLine Income Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	Since Inception Not Annualized (9-3-19 to 9-30-20)	Gross Expense Ratio	Net Expense Ratio[11]

I Share (DBLIX)	11.67%	-7.48%	-7.20%	1.14%	0.66%

N Share (DBLNX)	11.79%	-7.57%	-7.21%	1.27%	0.91%

Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.78%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was April 6, 2020, while the inception date of the R6 Class (DDTRX) was July 31, 2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was June 1, 2010, while the inception date of the R6 Class (DDCFX) was July 31, 2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond index (40%) Hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was September 30, 2011, while the inception date of the R6 Class (DDLDX) was July 31, 2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

7 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was October 31, 2013, while the inception date of the R6 Class (DDCPX) was July 31, 2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was April 7, 2014, while the inception date of the R6 Class (DFFLX) was July 31, 2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2021. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to the financial statements.

11 The Adviser has contractually agreed to waive fees and expenses through September 2, 2021. For additional information regarding these expenses limitations arrangements, please see note 3 in the notes to the financial statements.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

24	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS µ
	Total Asset Backed Obligations (Cost $2,155,607,941)				2,111,329,712	4.0%

COLLATERALIZED LOAN OBLIGATIONS µ
	Total Collateralized Loan Obligations (Cost $1,872,428,010)				1,863,551,034	3.6%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS µ

180,761,000	BX Trust, Series 2019-OC11-E	4.08	%#^	12/11/2041	164,544,569	0.3%

Other Non-Agency Commercial Mortgage Backed Obligations µ					4,406,819,786	8.5%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,017,660,978)				4,571,364,355	8.8%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

169,937,154	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.94	%#^	07/25/2067	176,692,445	0.3%
166,992,326	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	%^	10/25/2058	167,447,714	0.3%
247,757,873	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.27	%^	04/25/2064	252,310,622	0.5%
375,242,600	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50	%#^	08/25/2064	379,722,246	0.7%
272,579,509	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	3.88	%#^	11/25/2058	284,411,804	0.5%
159,447,535	CSMC Trust, Series 2018-RPL7-A1	4.00	%^	08/26/2058	163,521,929	0.3%
263,910,269	CSMC Trust, Series 2020-RPL1-PT1	3.47	%^	01/29/2050	250,669,099	0.5%
265,690,000	GSMPS Mortgage Loan Trust, Series 2020-RPL2-PT	1.00	%^	07/25/2059	273,034,203	0.5%
185,440,489	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30	%^	06/25/2058	184,926,448	0.4%
181,125,984	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	%#^	10/25/2049	179,377,358	0.3%
157,702,000	PRPM LLC, Series 2020-3-A1	2.86	%^§	09/25/2025	157,699,351	0.3%
269,448,199	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.23	%#^	02/25/2045	228,461,490	0.4%
154,245,670	VOLT LLC, Series 2019-NPL6-A1A	3.23	%^§	10/25/2049	154,582,219	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations µ					11,677,252,201	22.5%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,854,099,560)				14,530,109,129	27.8%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

320,178,529	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	338,846,375	0.7%
	Pool G08635
	Pool Z40117
365,040,510	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	384,645,441	0.7%
340,700,000	Federal Home Loan Mortgage Corporation, Pool SD8104	1.50%		10/01/2050	342,702,406	0.7%

182,066,071	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	192,340,487	0.4%
	Pool G08680
	Pool V82117
243,252,235	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	256,605,184	0.5%
149,939,784	Federal Home Loan Mortgage Corporation, Pool RB5076	2.00%		08/01/2040	155,076,264	0.3%
149,522,693	Federal Home Loan Mortgage Corporation, Pool SD8090	2.00%		09/01/2050	154,644,884	0.3%
141,271,874	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	153,760,856	0.3%

170,827,656	Federal Home Loan Mortgage Corporation,	3.00	%>	09/15/2044	189,002,734	0.4%
	Series 4390-NZ
	Series 4384-ZY

160,059,112	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	165,728,850	0.3%
	Series 4471-BA
	Series 4471-BC

232,076,181	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	243,421,833	0.5%
	Series 4483-CA
	Series 4533-AB

267,780,714	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	281,111,263	0.5%
	Series 4527-CA
	Series 4471-GA
	Series 4588-DA
	Series 4527-GA

217,136,124	Federal Home Loan Mortgage Corporation,	3.00	%I/O	05/15/2048	192,707,094	0.4%
	Series 4791-JT
	Series 4792-A
	Series 4791-LI
	Series 4791-IO
1,879,296,267	Federal Home Loan Mortgage Corporation	2.50	%–5.00%	03/01/2028–06/01/2048	2,002,344,541	3.8%
635,177,448	Federal Home Loan Mortgage Corporation	2.00	%–3.00%	04/01/2033–10/01/2050	662,797,755	1.3%

314,280,244	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	331,019,833	0.6%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	25

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

150,689,000	Federal National Mortgage Association,	3.00%		08/01/2046	167,012,196	0.3%
	Pool BL5400
	Pool BL5401

159,108,282	Federal National Mortgage Association,	3.00%		08/01/2046	164,515,096	0.3%
	Pool AS7661
	Pool MA2711

300,000,000	Federal National Mortgage Association,	1.50%		10/01/2050	305,199,941	0.6%
	Pool MA4157
	Pool MA4181

269,957,059	Federal National Mortgage Association,	2.00%		10/01/2050	277,622,994	0.5%
	Pool MA4158
	Pool MA4165
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	254,502,124	0.5%
234,007,705	Federal National Mortgage Association, Pool TB5071	2.00%		09/01/2040	242,116,641	0.5%
181,929,107	Federal National Mortgage Association, Pool MA4100	2.00%		08/01/2050	188,161,443	0.4%
161,715,602	Federal National Mortgage Association, Pool MA4123	2.00%		09/01/2035	168,183,243	0.3%
150,000,000	Federal National Mortgage Association, Pool MA4159	2.50%		10/01/2050	157,513,280	0.3%
148,100,000	Federal National Mortgage Association, Pool MA4178	1.50%		10/01/2035	151,610,277	0.3%
1,700,000,000	Federal National Mortage Association	2.00%		04/25/2050	1,753,307,257	3.4%

297,552,834	Federal National Mortgage Association,	3.00%		08/01/2046	314,760,238	0.6%
	Series 2018-36-A
	Series 2018-38-JB
	Series 2018-39-AB

241,586,296	Federal National Mortgage Association,	3.00%		11/01/2046	252,810,273	0.5%
	Pool MA2806
	Pool AS8356
	Pool AS8269
	Pool BC9003

222,031,411	Federal National Mortgage Association,	3.00	%>	10/25/2044	243,113,119	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

139,511,347	Federal National Mortgage Association,	4.00	%>	04/25/2042	156,130,485	0.3%
	Series 2012-30-DZ
	Series 2012-31-Z
	Series 2012-111-MJ
225,000,000	Federal National Mortage Association	1.50	%–2.00%	03/25/2050–10/15/2050	229,853,517	0.4%
3,142,928,677	Federal National Mortgage Association	0.00	%–53.29%#>I/F I/O P/O	01/25/2026–10/25/2050	3,152,720,459	6.0%
6,004,183,968	Federal National Mortgage Association Pass-Thru	1.10	%–6.50%	10/01/2020–09/01/2053	6,406,237,517	12.3%
3,678,270,278	Federal Home Loan Mortgage Corporation	0.00	%–24.22%>I/F I/O P/O	12/15/2030–10/15/2049	3,880,663,153	7.4%

Other US Government and Agency Mortgage Backed Obligations µ					1,175,756,426	2.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $24,363,955,268)				25,688,545,479	49.2%

US GOVERNMENT AND AGENCY OBLIGATIONS

300,000,000	United States Treasury Notes	1.50%		02/15/2030	323,625,000	0.6%
600,000,000	United States Treasury Notes	1.13%		05/15/2040	590,718,750	1.1%
275,000,000	United States Treasury Notes	2.00%		02/15/2050	312,082,100	0.6%
1,400,000,000	United States Treasury Notes	1.25%		05/15/2050	1,327,046,868	2.5%

Other US Government and Agency Obligations µ					82,957,976	0.2%

	Total US Government and Agency Obligations (Cost $2,656,684,199)				2,636,430,694	5.0%

AFFILIATED MUTUAL FUNDS µ
	Total Affiliated Mutual Funds (Cost $21,976,350)				19,571,282	0.0%

SHORT TERM INVESTMENTS

1,423,615,840	First American Government Obligations Fund–Class U	0.07	%♦		1,423,615,840	2.8%
1,423,594,628	JP Morgan U.S. Government Money Market Fund–Institutional Share Class	0.07	%♦		1,423,594,628	2.7%
1,423,594,629	Morgan Stanley Institutional Liquidity Funds Government Portfolio–Institutional Share Class	0.02	%♦		1,423,594,629	2.7%

	Total Short Term Investments (Cost $4,270,805,097)				4,270,805,097	8.2%

	Total Investments (Cost $55,213,217,403)				55,691,706,782	106.6%
	Other Assets in Excess of Liabilities				(3,452,626,665)	(6.6)%

	NET ASSETS				$52,239,080,117	100.0%

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	49.2%
Non-Agency Residential Collateralized Mortgage Obligations	27.8%
Non-Agency Commercial Mortgage Backed Obligations	8.8%
Short Term Investments	8.2%
US Government and Agency Obligations	5.0%
Asset Backed Obligations	4.0%
Collateralized Loan Obligations	3.6%
Affiliated Mutual Funds	0.0%	~
Other Assets and Liabilities	(6.6)%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

P/O	Incudes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020
~	Represents less than 0.05% of net assets

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Income Fund (Class I)	$56,624,814	$—	$(40,650,000)	2,213,946	$19,571,282	$11,029,760	$586,751	$(7,433,292)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	27

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $317,254,248)				313,651,775	2.7%

BANK LOANSµ
	Total Bank Loans (Cost $420,366,396)				410,880,225	3.5%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $347,164,989)				333,123,682	2.9%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,009,521,519)				998,834,703	8.6%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $123,077,745)				129,919,900	1.1%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $9,883,676)				11,472,886	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $872,315,629)				812,312,898	7.0%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
39,555,866	Series 2019-A-PT1	3.92%	^	10/25/2058	39,663,735	0.3%

	CSMC Trust,
36,954,790	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	37,118,984	0.3%

	CSMC Trust,
45,583,314	Series 2020-RPL1-PT1	3.47%	^	01/29/2050	43,296,262	0.4%

	Legacy Mortgage Asset Trust,
32,823,286	Series 2018-GS2-A1	4.00%	^§	04/25/2058	33,434,784	0.3%

	Legacy Mortgage Asset Trust,
35,235,043	Series 2019-RPL3-PT1	4.30%	^	06/25/2058	35,137,372	0.3%

	Legacy Mortgage Asset Trust,
37,002,054	Series 2020-GS2-A1	2.75%	^§	03/25/2060	37,166,191	0.3%

	New Residential Mortgage Loan Trust,
39,106,812	Series 2020-NPL2-A1	3.23%	^§	08/25/2060	39,179,234	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					1,008,691,642	8.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,273,426,367)				1,273,688,204	10.9%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,560,332,755)				1,656,354,856	14.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
40,145,653	Pool RB5022	3.00%		11/01/2039	42,064,103	0.4%

	Federal Home Loan Mortgage Corporation,
39,994,855	Pool SD0035	3.00%		04/01/2047	41,947,449	0.4%

	Federal Home Loan Mortgage Corporation,
48,348,835	Series 358-300	3.00%		10/15/2047	51,230,454	0.4%

	Federal Home Loan Mortgage Corporation,
36,267,811	Series 4542-AC	2.70%		01/15/2045	38,133,877	0.3%

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
52,432,023	Series 4750-PA	3.00%		07/15/2046	54,297,282	0.5%

	Federal Home Loan Mortgage Corporation,
39,666,000	Series 4752-PL	3.00%		09/15/2046	40,990,043	0.4%
230,178,970	Federal Home Loan Mortgage Corporation	2.50% – 12.98%	> I/F I/O	12/15/2030 – 01/15/2054	242,543,345	2.1%
99,991,159	Federal Home Loan Mortgage Corporation	2.00% – 3.00%		08/01/2034 – 10/01/2050	104,806,252	0.9%
110,500,902	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 10/01/2048	117,663,401	1.0%
	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	35,962,774	0.3%

110,269,000	Federal National Mortgage Association,	2.14%		10/01/2029	119,001,735	1.0%
	Pool BL4419
	Pool BL4421
	Pool BL4424
	Pool BL4425

	Federal National Mortgage Association,
49,345,000	Pool BL5156	2.37%		12/01/2029	54,294,449	0.5%

	Federal National Mortgage Association,
35,410,661	Pool MA3867	2.50%		12/01/2039	37,180,186	0.3%

116,436,215	Federal National Mortgage Association,	2.00%		10/01/2050	119,466,828	1.0%
	Pool MA4158
	Pool MA4165

	Federal National Mortgage Association,
39,665,645	Pool SD8097	2.00%		08/01/2050	41,024,469	0.4%

31,217,764	Federal National Mortgage Association,	3.00%		08/01/2046	32,308,547	0.3%
	Pool AS7661
	Pool MA2711

	Federal National Mortgage Association,
34,396,383	Series 2013-6-ZB	3.00%	>	02/25/2043	35,454,309	0.3%

36,785,700	Federal National Mortgage Association,	3.00%	>	11/25/2044	40,260,139	0.3%
	Series 2014-70-VZ
	Series 2014-73-CZ

	Federal National Mortgage Association,
57,488,947	Series 2018-21-PO	0.00%	P/O	04/25/2048	53,705,760	0.5%

	Federal National Mortgage Association,
34,766,588	Series 2018-27-JA	3.00%		12/25/2047	36,259,576	0.3%

	Federal National Mortgage Association,
98,596,034	Series 2018-35-PO	0.00%	P/O	05/25/2048	94,492,073	0.8%

57,373,308	Federal National Mortgage Association,	3.00%		06/25/2048	60,573,693	0.5%
	Series 2018-36-A
	Series 2018-39-AB
250,000,000	Federal National Mortgage Association TBA	2.00%		04/25/2050	257,839,302	2.2%
50,000,000	Federal National Mortgage Association TBA	2.00%		03/25/2050	51,691,406	0.4%
324,400,681	Federal National Mortgage Association	1.50% – 5.00%		10/01/2029 – 04/01/2047	344,806,483	3.0%
148,117,217	Federal National Mortgage Association	1.75% – 29.14%	> I/F I/O	04/25/2026 – 06/25/2057	96,234,950	0.8%

Other US Government and Agency Mortgage Backed Obligationsµ					44,175,512	0.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $2,169,388,877)				2,288,408,397	19.7%

US GOVERNMENT AND AGENCY OBLIGATIONS

88,400,000	United States Treasury Notes	0.13%		09/15/2023	88,320,578	0.8%
108,900,000	United States Treasury Notes	2.13%		09/30/2024	117,203,625	1.0%
115,600,000	United States Treasury Notes	2.25%		10/31/2024	125,146,031	1.1%
65,400,000	United States Treasury Notes	2.75%		02/28/2025	72,622,102	0.6%
104,650,000	United States Treasury Notes	3.00%		09/30/2025	118,769,575	1.0%
209,400,000	United States Treasury Notes	0.25%		09/30/2025	209,179,083	1.8%
87,900,000	United States Treasury Notes	2.25%		03/31/2026	97,102,031	0.8%
104,700,000	United States Treasury Notes	1.63%		10/31/2026	112,523,871	1.0%
311,900,000	United States Treasury Notes	0.38%		09/30/2027	310,023,610	2.7%
106,900,000	United States Treasury Notes	2.25%		11/15/2027	120,191,512	1.0%
155,800,000	United States Treasury Notes	0.63%		08/15/2030	154,911,454	1.3%
83,000,000	United States Treasury Notes	1.13%		08/15/2040	81,463,203	0.7%
68,050,000	United States Treasury Notes	3.13%		02/15/2043	92,226,358	0.8%
64,050,000	United States Treasury Notes	3.63%		08/15/2043	93,402,914	0.8%
71,600,000	United States Treasury Notes	2.75%		11/15/2047	93,066,016	0.8%
64,400,000	United States Treasury Notes	1.38%		08/15/2050	63,021,437	0.5%
82,500,000	United States Treasury Notes	0.13% – 2.75%		11/30/2021 – 11/15/2042	92,260,313	0.8%

	Total US Government and Agency Obligations (Cost $1,915,195,978)				2,041,433,713	17.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
AFFILIATED MUTUAL FUNDS

60,545,035	DoubleLine Global Bond Fund (Class I)				645,410,078	5.6%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				478,669,229	4.1%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				58,650,000	0.5%

	Total Affiliated Mutual Funds (Cost $1,122,958,174)				1,182,729,307	10.2%

COMMON STOCKSµ
	Total Common Stocks (Cost $14,371,667)				2,168,077	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
176,949,518	First American Government Obligations Fund - Class U	0.07%	♦		176,949,518	1.5%
176,949,518	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		176,949,518	1.5%
176,949,518	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		176,949,518	1.5%

Other Short Term Investmentsµ					3,099,750	0.1%

	Total Short Term Investments (Cost $533,943,927)				533,948,304	4.6%

	Total Investments (Cost $11,689,201,947)				11,988,926,927	103.0%
	Liabilities in Excess of Other Assets				(345,253,305)	(3.0)%

	NET ASSETS				$11,643,673,622	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	19.7%
US Government and Agency Obligations	17.5%
US Corporate Bonds	14.2%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Affiliated Mutual Funds	10.2%
Foreign Corporate Bonds	8.6%
Non-Agency Commercial Mortgage Backed Obligations	7.0%
Short Term Investments	4.6%
Bank Loans	3.5%
Collateralized Loan Obligations	2.9%
Asset Backed Obligations	2.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Municipal Bonds	0.1%
Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(3.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	19.7%
US Government and Agency Obligations	17.5%
Non-Agency Residential Collateralized Mortgage Obligations	10.9%
Affiliated Mutual Funds	10.2%
Non-Agency Commercial Mortgage Backed Obligations	7.0%
Short Term Investments	4.6%
Banking	4.3%
Collateralized Loan Obligations	2.9%
Asset Backed Obligations	2.7%
Energy	2.7%
Utilities	2.0%
Healthcare	1.3%
Technology	1.3%
Telecommunications	1.3%
Media	1.2%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Finance	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Pharmaceuticals	1.0%
Food Products	0.9%
Transportation	0.7%
Electronics/Electric	0.7%
Insurance	0.7%
Automotive	0.6%
Real Estate	0.5%
Retailers (other than Food/Drug)	0.5%
Chemicals/Plastics	0.5%
Aerospace & Defense	0.5%
Beverage and Tobacco	0.4%
Diversified Manufacturing	0.4%
Business Equipment and Services	0.4%
Mining	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Food Service	0.3%
Leisure	0.3%
Commercial Services	0.3%
Building and Development (including Steel/Metals)	0.2%
Chemical Products	0.2%
Consumer Products	0.2%
Pulp & Paper	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Food/Drug Retailers	0.1%
Municipal Bonds	0.1%
Financial Intermediaries	0.1%
Industrial Equipment	0.1%
Environmental Control	0.1%
Conglomerates	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(3.0)%

	100.0%

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

I/O	Includes interest only securities

P/O	Principal only security

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Global Bond Fund (Class I)	$935,717,064	$—	$(330,400,000)	60,545,035	$645,410,078	$37,134,840	$—	$2,958,174
DoubleLine Infrastructure Income Fund (Class I)	436,648,648	—	—	45,674,545	478,669,229	42,020,581	7,101,199	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	58,750,000	—	—	5,000,000	58,650,000	(100,000)	676,160	—

	$1,431,115,712	$—	$(330,400,000)	111,219,580	$1,182,729,307	$79,055,421	$7,777,359	$2,958,174

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	31

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 85.9%

ARGENTINA 2.2%
7,200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	5,526,072
8,345,000	Pampa Energia S.A.	7.50%		01/24/2027	6,313,618
1,000,000	Pampa Energia S.A.	9.13%	^	04/15/2029	783,940
150,000	Pampa Energia S.A.	9.13%		04/15/2029	117,591
9,785,692	Stoneway Capital Corporation	10.00%	Ω	03/01/2027	4,207,946

					16,949,167

BRAZIL 5.6%
7,000,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	7,178,500
4,800,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2167	4,509,000
8,200,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	^	01/23/2081	8,246,207
7,631,000	Cosan Overseas Ltd.	8.25%	†	12/29/2099	7,821,775
7,200,000	CSN Islands Corporation	7.00%	†	03/23/2167	6,309,072
2,200,000	CSN Resources S.A.	7.63%	^	04/17/2026	2,212,375
600,000	CSN Resources S.A.	7.63%		04/17/2026	603,375
1,500,000	Globo Comunicacao e Participacoes S.A.	4.88%	^	01/22/2030	1,482,975
1,929,352	Invepar Holdings	0.00%	ÞΩ	12/30/2028	82,503
3,600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	^†	08/27/2025	3,153,600
400,000	JSL Europe S.A.	7.75%		07/26/2024	413,500

					42,012,882

CHILE 6.0%
3,200,000	AES Gener S.A.	5.00%		07/14/2025	3,313,600
4,300,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	4,345,688
4,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	4,915,344
5,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	5,529,762
4,303,750	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	4,324,451
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,778,348
9,500,000	Geopark Ltd.	6.50%		09/21/2024	8,968,000
3,200,000	Geopark Ltd.	5.50%	^	01/17/2027	2,840,032
5,075,000	Latam Finance Ltd.	6.88%	Ω	04/11/2024	1,890,437
7,200,000	Latam Finance Ltd.	7.00%	^Ω	03/01/2026	2,682,000

					45,587,662

CHINA 10.1%
200,000	Baidu, Inc.	3.43%		04/07/2030	220,802
1,000,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	1,026,222
3,767,000	CNAC HK Finbridge Company Ltd.,	3.38%		06/19/2024	3,920,882
4,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,177,005
5,200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	5,456,563
5,117,000	CNPC General Capital Ltd.	1.35%		06/23/2025	5,132,786
5,500,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	5,499,456
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,778
9,000,000	JD.com, Inc.	3.38%		01/14/2030	9,763,494
13,500,000	Sinopec Group Overseas Development Ltd.	2.70%	^	05/13/2030	14,214,360

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
700,000	State Grid Overseas Investment Ltd.	3.75%		05/02/2023	749,640
4,720,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	4,975,187
250,000	Syngenta Finance N.V.	4.38%		03/28/2042	242,582
700,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	751,686
9,600,000	Syngenta Finance N.V.	5.68%		04/24/2048	10,308,836
9,300,000	Tencent Holdings Ltd.	2.39%	^	06/03/2030	9,466,275

					76,111,554

COLOMBIA 6.2%
1,923,000	Banco de Bogota S.A.	5.38%		02/19/2023	2,030,688
9,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	8,763,750
8,100,000	BBVA Colombia S.A.	4.88%		04/21/2025	8,398,769
9,800,000	Canacol Energy Ltd.	7.25%		05/03/2025	10,087,973
2,000,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,350,000
1,500,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,529,077
4,568,000	Gilex Holding Sarl	8.50%		05/02/2023	4,656,551
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	137,880
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	3,895,110
2,100,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	733,708
2,900,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,972,862
1,100,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,142,378

					46,698,746

DOMINICAN REPUBLIC 2.4%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	7,650,075
4,000,000	AES Dominicana	7.95%		05/11/2026	4,080,040
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,849,518
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,110,040

					17,689,673

GUATEMALA 0.5%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,493,775
923,000	Energuate Trust	5.88%		05/03/2027	956,747

					3,450,522

HONG KONG 2.7%
4,500,000	CK Hutchison International Ltd.	2.50%	^	05/08/2030	4,720,027
15,950,000	Radiant Access Ltd.	4.60%	†	05/18/2168	16,001,758

					20,721,785

INDIA 10.2%
4,432,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	4,525,576
1,100,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,120,712
13,225,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	14,456,329
1,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	^†	10/15/2168	1,005,000
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	201,847
16,200,000	ONGC Videsh Ltd.	3.75%		07/27/2026	16,894,251
12,290,000	Reliance Industries Ltd.	5.40%		02/14/2022	12,956,702
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	661,379
9,500,000	UPL Corporation	3.25%		10/13/2021	9,630,112
4,800,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	3,614,400
3,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,289,000

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,100,000	Vedanta Resources Ltd.	6.13%		08/09/2024	9,277,309

					76,632,617

INDONESIA 4.3%
400,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	444,848
7,981,500	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	9,224,260
2,400,000	Medco Bell Pte Ltd.	6.38%	^	01/30/2027	2,076,000
7,000,000	Minejesa Capital B.V.	4.63%		08/10/2030	7,218,190
5,000,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,165,775
7,256,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	8,008,038

					32,137,111

ISRAEL 0.6%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,323,516
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,361,936
1,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,128,645

					4,814,097

JAMAICA 0.1%
2,986,666	Digicel Group Ltd. (PIK 7.00%)	7.00%	^†	12/01/2021	388,267
1,997,704	Digicel Group Ltd. (PIK 8.00%)	5.00%	^	04/01/2025	709,185

					1,097,452

KOREA 2.9%
1,400,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	1,448,043
3,400,000	Korea Electric Power Corporation	1.13%	^	06/15/2025	3,421,590
4,500,000	NongHyup Bank	1.25%	^	07/20/2025	4,548,616
2,200,000	POSCO	2.38%		11/12/2022	2,255,641
4,200,000	POSCO	2.38%		01/17/2023	4,307,541
5,800,000	POSCO	2.75%		07/15/2024	6,082,669

					22,064,100

KUWAIT 1.4%
7,200,000	MEGlobal Canada ULC	5.00%	^	05/18/2025	7,795,541
2,300,000	MEGlobal Canada ULC	5.88%	^	05/18/2030	2,693,884

					10,489,425

MALAYSIA 2.4%
7,400,000	Gohl Capital Ltd.	4.25%		01/24/2027	7,390,824
8,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,171,320
1,800,000	Petronas Capital Ltd.	3.50%	^	04/21/2030	2,016,761
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	215,515

					17,794,420

MEXICO 9.3%
10,600,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/06/2167	10,593,640
8,100,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	^†	12/27/2167	7,991,784
2,000,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	2,002,140
450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	475,369

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.38%	^	04/17/2025	1,113,255
3,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,278,110
3,061,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,045,695
6,900,000	Braskem Idesa SAPI	7.45%	^	11/15/2029	6,505,044
5,000,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	4,813,750
5,983,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	05/29/2163	4,562,097
5,500,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	4,076,875
6,569,040	Grupo Idesa S.A. de C.V. (PIK 10.38%)	10.13%	^	05/22/2026	3,662,240
5,400,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	4,978,125
1,000,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	805,010
17,533,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	07/29/2025	12,229,267

					70,132,401

PANAMA 6.0%
4,800,000	AES Panama Generation Holdings SRL	4.38%	^	05/31/2030	4,942,800
1,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	^	09/14/2025	1,522,500
2,200,000	Banco Nacional de Panama	2.50%	^	08/11/2030	2,179,650
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	4,057,500
1,100,000	C&W Senior Financing DAC	6.88%		09/15/2027	1,145,458
500,000	Empresa de Transmision Electrica S.A.	5.13%	^	05/02/2049	580,022
6,733,779	ENA Norte Trust	4.95%		04/25/2028	6,792,767
300,000	Global Bank Corporation	4.50%	^	10/20/2021	307,200
4,800,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	5,037,000
2,600,000	Multibank, Inc.	4.38%		11/09/2022	2,649,439
8,243,573	Panama Metro Line SP	0.00%	^	12/05/2022	8,006,653
8,243,573	Panama Metro Line SP	0.00%		12/05/2022	8,006,653

					45,227,642

PERU 2.6%
2,150,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	2,273,625
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	^	07/01/2030	1,507,320
3,000,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,310,680
1,100,000	Credicorp Ltd.	2.75%	^	06/17/2025	1,115,400
3,700,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,704,625
1,300,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,357,850

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	33

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,300,000	Peru LNG SRL	5.38%		03/22/2030	6,386,850

					19,656,350

PHILIPPINES 1.9%
13,500,000	BDO Unibank, Inc.	2.95%		03/06/2023	14,039,607

					14,039,607

QATAR 1.2%
7,534,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	7,890,358
936,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	1,047,407

					8,937,765

SINGAPORE 7.0%
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.86%		07/25/2022	200,523
13,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	12/29/2049	13,116,545
5,200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	^	09/10/2030	5,193,379
1,500,000	Oversea-Chinese Banking Ltd. (3 Month LIBOR USD + 0.45%)	0.73%		05/17/2021	1,501,678
4,700,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,908,407
6,800,000	Temasek Financial Ltd.	1.00%	^	10/06/2030	6,711,228
1,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,018,515
6,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2167	6,682,325
13,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	13,263,445

					52,596,045

THAILAND 0.3%
1,700,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.15%		11/20/2023	1,694,892
900,000	PTTEP Treasury Center Company Ltd.	2.59%	^	06/10/2027	932,479

					2,627,371

	Total Foreign Corporate Bonds (Cost $682,280,771)				647,468,394

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 12.1%

CHILE 0.3%
2,000,000	Chile Government International Bond	2.45%		01/31/2031	2,103,000

					2,103,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
DOMINICAN REPUBLIC 0.2%
1,750,000	Dominican Republic International Bond	6.40%	^	06/05/2049	1,764,875

					1,764,875

INDONESIA 3.2%
21,400,000	Indonesia Government International Bond	3.85%		10/15/2030	24,279,128
200,000	Perusahaan Penerbit	3.40%		03/29/2022	207,427

					24,486,555

PANAMA 1.3%
2,600,000	Panama Government International Bond	4.00%		09/22/2024	2,847,000
6,100,000	Panama Government International Bond	3.75%		03/16/2025	6,678,859

					9,525,859

PERU 0.4%
2,940,000	Peruvian Government International Bond	2.39%		01/23/2026	3,085,530

					3,085,530

PHILIPPINES 0.9%
3,400,000	Philippine Government International Bond	2.46%		05/05/2030	3,673,997
3,200,000	Philippine Government International Bond	2.95%		05/05/2045	3,395,691

					7,069,688

QATAR 1.7%
3,800,000	Qatar Government International Bond	3.88%		04/23/2023	4,086,539
8,100,000	Qatar Government International Bond	3.38%		03/14/2024	8,739,212

					12,825,751

SAUDI ARABIA 3.0%
4,900,000	Saudi Government International Bond	2.88%		03/04/2023	5,125,620
8,300,000	Saudi Government International Bond	2.90%	^	10/22/2025	8,881,432
8,700,000	Saudi Government International Bond	2.38%		10/26/2021	8,859,019

					22,866,071

UNITED ARAB EMIRATES 1.1%
2,600,000	Abu Dhabi Government International Bond	0.75%	^	09/02/2023	2,600,065
2,200,000	Abu Dhabi Government International Bond	2.50%	^	04/16/2025	2,345,112
3,100,000	Abu Dhabi Government International Bond	3.13%	^	04/16/2030	3,480,928

					8,426,105

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $86,713,508)				92,153,434

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.0%
228,497	Frontera Energy Corporation				367,881

	Total Common Stocks (Cost $20,010,063)				367,881

WARRANTS 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 0.5%
1,350,834	First American Government Obligations Fund - Class U	0.07%	♦		1,350,834
1,350,833	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		1,350,833
1,350,833	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		1,350,833

	Total Short Term Investments (Cost $4,052,500)				4,052,500

	Total Investments 98.5% (Cost $793,056,842)				744,042,209
	Other Assets in Excess of Liabilities 1.5%				11,098,324

	NET ASSETS 100.0%				$755,140,533

COUNTRY BREAKDOWN as a % of Net Assets:
India	10.2%
China	10.1%
Mexico	9.3%
Indonesia	7.5%
Panama	7.3%
Singapore	7.0%
Chile	6.3%
Colombia	6.2%
Brazil	5.6%
Saudi Arabia	3.0%
Peru	3.0%
Korea	2.9%
Qatar	2.9%
Philippines	2.8%
Hong Kong	2.7%
Dominican Republic	2.6%
Malaysia	2.4%
Argentina	2.2%
Kuwait	1.4%
United Arab Emirates	1.1%
Israel	0.6%
United States	0.5%
Guatemala	0.5%
Thailand	0.3%
Jamaica	0.1%
Other Assets and Liabilities	1.5%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	22.4%
Energy	16.6%
Utilities	13.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	12.2%
Finance	6.4%
Transportation	5.4%
Chemical Products	3.8%
Chemicals/Plastics	3.4%
Building and Development (including Steel/Metals)	3.0%
Real Estate	2.1%
Mining	2.1%
Telecommunications	1.6%
Retailers (other than Food/Drug)	1.3%
Technology	1.3%
Consumer Products	1.1%
Hotels/Motels/Inns and Casinos	1.0%
Conglomerates	0.6%
Short Term Investments	0.5%
Media	0.2%
Construction	0.0%	~
Other Assets and Liabilities	1.5%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

Þ	Value determined using significant unobservable inputs.

*	Non-income producing security

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

♦	Seven-day yield as of September 30, 2020

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	35

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.2%
	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	#^@Þ	04/17/2025	68,988

	Total Collateralized Loan Obligations (Cost $446,313)				68,988

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.9%

	Adjustable Rate Mortgage Trust,
130,045	Series 2006-1-2A1	3.99%	#	03/25/2036	93,407

	Alternative Loan Trust,
228,829	Series 2005-J8-1A5	5.50%		07/25/2035	206,966

	Banc of America Alternative Loan Trust,
308,852	Series 2006-7-A4	6.50%		10/25/2036	139,006

	BCAP LLC Trust,
27,296	Series 2007-AA2-2A5	6.00%		04/25/2037	20,997

	Chase Mortgage Finance Trust
190,266	Series 2006-S2-1A13, Series 2006-S2-1A13	6.25%		10/25/2036	135,473

	ChaseFlex Trust,
146,958	Series 2007-M1-2F4	4.19%	ß	08/25/2037	141,925

	CIM Trust,
910,000	Series 2017-3RR-B2	10.51%	#^Þ	01/29/2057	868,797

	Citigroup Mortgage Loan Trust, Inc.,
27,776	Series 2009-7-2A2	5.50%	^	10/25/2021	26,819

	CitiMortgage Alternative Loan Trust,
143,936	Series 2007-A6-1A11	6.00%		06/25/2037	145,279

	Countrywide Alternative Loan Trust,
222,220	Series 2005-48T1-A2	5.50%		11/25/2035	184,530
63,158	Series 2006-32CB-A16	5.50%		11/25/2036	49,354
697,193	Series 2006-J1-2A1	7.00%		02/25/2036	159,253
12,051	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.22%	I/F	08/25/2037	20,349
8,899	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.81%	I/F	09/25/2037	11,431

	Countrywide Home Loans,
140,617	Series 2007-10-A5	6.00%		07/25/2037	108,101
7,288	Series 2007-4-1A5	6.50%		05/25/2037	5,583

	Credit Suisse First Boston Mortgage Securities Corporation,
77,372	Series 2005-8-1A3	5.25%		09/25/2035	76,531

	Credit Suisse Mortgage Capital Certificates,
28,086	Series 2006-9-4A1	6.00%		11/25/2036	21,626

	Deutsche Mortgage Securities, Inc.,
48,463	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91%	^ I/F	04/15/2036	44,769
219,834	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91%	^ I/F	04/15/2036	222,179

	First Horizon Alternative Mortgage Securities Trust,
32,338	Series 2007-FA2-1A3	6.00%		04/25/2037	20,110

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	91,123

	GSR Mortgage Loan Trust,
57,358	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	10.94%	I/F	02/25/2036	58,919

	Homeward Opportunities Fund Trust,
500,000	Series 2020-BPL1-A2	5.44%	^§	08/25/2025	501,123

	JP Morgan Alternative Loan Trust,
18,788	Series 2005-S1-2A11	6.00%		12/25/2035	17,215
306,107	Series 2006-S1-1A3	5.50%		03/25/2036	229,827

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Acquisition Trust,
105,304	Series 2006-CH2-AF3	4.78%	ß	10/25/2036	86,989

	Lehman Mortgage Trust,
53,162	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25%	I/F I/O	08/25/2036	10,365
3,322	Series 2006-4-1A4	6.00%		08/25/2036	3,299
702,678	Series 2007-10-2A1	6.50%		01/25/2038	392,194
32,702	Series 2007-5-11A1	5.07%	#	06/25/2037	25,801

	Lehman XS Trust,
113,858	Series 2005-1-3A3A	5.11%		07/25/2035	114,699

	MASTR Resecuritization Trust,
171,415	Series 2008-4-A1	6.00%	#^	06/27/2036	160,759

	Morgan Stanley Mortgage Loan Trust,
217,149	Series 2007-13-6A1	6.00%		10/25/2037	171,470

	Pretium Mortgage Credit Partners LLC,
500,000	Series 2019-NPL2-A2	5.93%	^§	12/27/2058	500,314

	Residential Accredit Loans, Inc.,
122,134	Series 2006-QS10-A9	6.50%		08/25/2036	124,150
2,191	Series 2006-QS13-1A8	6.00%		09/25/2036	2,037
120,837	Series 2006-QS2-1A4	5.50%		02/25/2036	118,465
23,851	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.55%		06/25/2036	16,516
71,554	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.45%	I/F I/O	06/25/2036	11,115
44,443	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	0.60%		08/25/2036	31,104
133,330	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.40%	I/F I/O	08/25/2036	21,972

	Residential Asset Mortgage Products, Inc.,
148,565	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	1.02%		02/25/2034	146,620

	Residential Asset Securitization Trust,
183,131	Series 2005-A11-1A4	5.50%		10/25/2035	170,805
15,438	Series 2005-A12-A12	5.50%		11/25/2035	13,099
335,136	Series 2007-A1-A8	6.00%		03/25/2037	197,665
238,726	Series 2007-A5-2A5	6.00%		05/25/2037	192,990

	Washington Mutual Mortgage Pass-Through Certificates,
225,680	Series 2006-8-A6	4.23%	ß	10/25/2036	118,583

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,145,958)				6,231,703

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 21.0%

	Federal Home Loan Mortgage Corporation,
36,205	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.28%	I/F I/O	01/15/2037	8,492
71,868	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90%	I/F I/O	08/15/2037	13,810
20,832	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.24%	I/F I/O	11/15/2037	2,569
80,497	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	6.16%	I/F I/O	08/15/2036	17,249
31,645	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.03%	I/F I/O	02/15/2038	4,068

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
41,268	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50%	I/F I/O	03/15/2038	5,126
365,567	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	I/F I/O	03/15/2038	2,947
52,316	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	5.37%	I/F I/O	01/15/2039	7,281
138,002	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85%	I/F I/O	04/15/2039	25,807
10,298	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.80%	I/F I/O	08/15/2039	1,352
92,776	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	4.30%	I/F I/O	09/15/2040	12,329
99,712	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.88%	I/F I/O	11/15/2040	19,656
71,736	Series 3779-DZ	4.50%		12/15/2040	80,085
132,832	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.70%	I/F I/O	02/15/2041	26,839
45,788	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.82%	I/F I/O	07/15/2041	7,411
625,986	Series 4183-Z	3.00%	>	03/15/2043	676,104

	Federal National Mortgage Association,
59,847	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.43%	I/F I/O	10/25/2036	13,649
30,978	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.17%	I/F I/O	01/25/2037	6,631
225,473	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	5.97%	I/F I/O	05/25/2037	50,722
95,342	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.47%	I/F I/O	10/25/2036	19,238
6,440	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60%	I/F I/O	07/25/2039	1,193
114,701	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.65%	I/F I/O	09/25/2036	16,139
30,561	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.60%	I/F I/O	03/25/2037	4,454
28,645	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.57%	I/F I/O	04/25/2037	4,484
159,799	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	5.52%	I/F I/O	05/25/2040	27,079
51,482	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	6.25%	I/F I/O	11/25/2040	4,942
419,842	Series 2012-30-DZ	4.00%	>	04/25/2042	470,527
1,245,735	Series 2013-53-ZC	3.00%	>	06/25/2043	1,377,736
1,163,370	Series 2013-55-VZ	3.00%	>	06/25/2043	1,282,935
599,970	Series 2014-58-VZ	3.00%	>	09/25/2044	665,939
607,736	Series 2015-9-ZA	3.50%	>	03/25/2045	699,000

	Government National Mortgage Association,
15,507	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.79%	I/F I/O	02/20/2038	1,986
243,745	Series 2011-45-GZ	4.50%		03/20/2041	261,486

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
134,792	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	9.57%	I/F	12/20/2040	163,534

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,162,521)				5,982,799

AFFILIATED MUTUAL FUNDS 25.8%
167,107	DoubleLine Core Fixed Income Fund (Class I)				1,876,617
188,730	DoubleLine Flexible Income Fund (Class I)				1,766,508
184,405	DoubleLine Low Duration Bond Fund (Class I)				1,832,987
172,740	DoubleLine Total Return Bond Fund (Class I)				1,855,228

	Total Affiliated Mutual Funds (Cost $7,365,690)				7,331,340

SHORT TERM INVESTMENTS 27.9%
1,476,722	First American Government Obligations Fund - Class U	0.07%	♦		1,476,722
1,476,722	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		1,476,722
1,476,723	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		1,476,723
1,000,000	United States Treasury Bills	0.00%	‡	12/03/2020	999,843
2,500,000	United States Treasury Bills	0.00%	‡	04/22/2021	2,498,520

	Total Short Term Investments (Cost $7,925,195)				7,928,530

	Total Investments 96.8% (Cost $28,045,677)				27,543,360
	Other Assets in Excess of Liabilities 3.2%				902,972

	NET ASSETS 100.0%				$28,446,332

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	27.9%
Affiliated Mutual Funds	25.8%
Non-Agency Residential Collateralized Mortgage Obligations	21.9%
US Government and Agency Mortgage Backed Obligations	21.0%
Collateralized Loan Obligations	0.2%
Other Assets and Liabilities	3.2%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	37

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2020

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Þ	Value determined using significant unobservable inputs.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

I/O	Interest only security

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2020.

‡	All or a portion of this security has been pledged as collateral.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount •	Value/Unrealized Appreciation (Depreciation)
CME E-Mini Standard & Poor’s 500 Index Future	Long	19	12/18/2020	3,184,400	$27,081
CME Euro Currency Future	Short	(20)	12/14/2020	(2,933,875)	23,915
CBOT 5 Year US Treasury Note Future	Long	42	12/31/2020	5,293,313	6,567
ICE US MSCI Emerging Markets EM Index Future	Long	17	12/18/2020	925,225	(10,071)
CME Ultra Long Term US Treasury Bond Future	Long	3	12/21/2020	665,438	(10,202)
MSCI EAFE Index Futures	Long	52	12/18/2020	4,818,320	(119,465)

					$(82,175)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/31/2021	5,900,000	$251,219
Long Commodity Basket Swap	Morgan Stanley	Long	0.19%	Termination	10/01/2020	1,500,000	11,951
Short Commodity Basket Swap	Morgan Stanley	Short	(0.22)%	Termination	10/01/2020	(1,500,000)	(2,620)

							$260,550

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Copper Roll	MSCYLP0	0.12	$62	16.9%
Morgan Stanley Nickel Roll	MSCYLN0	0.14	62	16.8%
Morgan Stanley Sugar Roll	MSCYSB0	0.21	62	16.7%
Morgan Stanley Gold Roll	MSCYGC0	0.09	62	16.7%
Morgan Stanley RBOB Roll	MSCYXB0	0.21	61	16.7%
Morgan Stanley Cocoa Roll	MSCYCC0	0.15	59	16.2%

			$368	100.0%

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.45	$77	17.6%
Morgan Stanley Corn Roll	MSCYCN0	0.31	77	17.3%
Morgan Stanley Gasoil Roll	MSCYQS0	0.34	75	17.0%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.34	75	17.0%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.31	73	16.6%
Morgan Stanley Natural Gas Roll	MSCYNG0	0.68	64	14.5%

			$441	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Total Return Bond Fund (Class I)	$2,219,628	$—	$(425,000)	172,740	$1,855,228	$55,866	$36,887	$4,735
DoubleLine Core Fixed Income Fund (Class I)	2,174,460	—	(425,000)	167,107	1,876,617	110,217	32,267	16,940
DoubleLine Low Duration Bond Fund (Class I)	2,161,127	—	(425,000)	184,405	1,832,987	102,858	24,264	(5,998)
DoubleLine Flexible Income Fund (Class I)	1,970,026	—	(425,000)	188,730	1,766,508	248,045	40,621	(26,563)

	$8,525,241	$—	$(1,700,000)	712,982	$7,331,340	$516,986	$134,039	$(10,886)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	39

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.6%

	AASET Ltd.,
10,220,632	Series 2019-2-A	3.38%	^	10/16/2039	9,600,945

	AccessLex Institute,
3,060,192	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%, 0.19% Floor)	0.43%		10/25/2024	2,952,567
17,676,320	Series 2007-A-A3 (3 Month LIBOR USD + 0.30%)	0.55%		05/25/2036	17,118,100
5,296,903	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	0.80%		02/25/2037	4,912,450

	Affirm Asset Securitization Trust,
15,000,000	Series 2020-A-A	2.10%	^	02/18/2025	15,035,946
8,564,135	Series 2020-Z1-A	3.46%	^	10/15/2024	8,624,749

	American Credit Acceptance Receivables Trust,
3,250,000	Series 2019-2-C	3.17%	^	06/12/2025	3,308,145

	Aqua Finance Trust,
11,350,000	Series 2020-AA-A	1.90%	^	07/17/2046	11,398,501

	Arivo Acceptance Auto Loan Receivables Trust,
5,323,882	Series 2019-1-A	2.99%	^	07/15/2024	5,420,918

	Avant Loans Funding Trust,
871,297	Series 2019-A-A	3.48%	^	07/15/2022	872,284
7,225,559	Series 2019-B-A	2.72%	^	10/15/2026	7,254,976

	CAL Funding IV Ltd.,
10,750,000	Series 2020-1A-A	2.22%	^	09/25/2045	10,817,043

	CLUB Credit Trust,
1,662,317	Series 2018-2-PT	9.23%	#^	02/15/2041	1,599,277

	Commonbond Student Loan Trust,
2,681,134	Series 2017-BGS-A1	2.68%	^	09/25/2042	2,760,366
2,934,473	Series 2020-AGS-A	1.98%	^	08/25/2050	3,000,545

	Consumer Loan Underlying Bond Credit Trust,
1,613,602	Series 2018-P2-A	3.47%	^	10/15/2025	1,617,089
857,209	Series 2019-P2-A	2.47%	^	10/15/2026	861,449

	CPS Auto Receivables Trust,
2,150,000	Series 2020-C-C	1.71%	^	08/17/2026	2,156,005

	Domino’s Pizza Master Issuer LLC,
6,332,920	Series 2017-1A-A2I (3 Month LIBOR USD + 1.25%)	1.49%	^	07/25/2047	6,365,327

	DRB Prime Student Loan Trust,
6,691,207	Series 2015-D-A2	3.20%	^	01/25/2040	6,778,417
1,734,897	Series 2016-R-A1 (1 Month LIBOR USD + 1.90%)	2.05%	^	10/25/2044	1,739,837
2,671,316	Series 2016-R-A2	3.07%	^	10/25/2044	2,701,541

	Drive Auto Receivables Trust,
7,000,000	Series 2020-2-B	1.42%		03/17/2025	7,085,106

	DT Auto Owner Trust,
9,317,104	Series 2020-2A-A	1.14%	^	01/15/2024	9,352,976

	Earnest Student Loan Program,
1,943,955	Series 2016-A-A2	2.50%	^	04/25/2033	1,947,456
3,856,104	Series 2017-A-A2	2.65%	^	01/25/2041	3,911,496

	Foundation Finance Trust,
5,971,898	Series 2019-1A-A	3.86%	^	11/15/2034	6,164,070

	Freed Trust,
219,782	Series 2019-1-A	3.42%	^	06/18/2026	220,179
8,350,450	Series 2020-3FP-A	2.40%	^	09/20/2027	8,370,708
9,271,938	Series 2020-FP1-A	2.52%	^	03/18/2027	9,278,066

	Genesis Private Label Amortizing Trust,
6,647,615	Series 2020-1-A	2.08%	^	07/20/2030	6,656,348

	Global SC Finance SRL,
5,000,000	Series 2020-1A-A	2.17%	^	10/17/2040	5,008,712

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GLS Auto Receivables Issuer Trust,
1,677,013	Series 2019-1A-A	3.37%	^	01/17/2023	1,688,591
4,761,576	Series 2019-2A-A	3.06%	^	04/17/2023	4,807,487
18,309,928	Series 2020-2A-A	1.58%	^	08/15/2024	18,491,196

	Hilton Grand Vacations Trust,
2,512,878	Series 2018-AA-A	3.54%	^	02/25/2032	2,636,339
1,138,733	Series 2020-AA-A	2.74%	^	02/25/2039	1,179,193

	Jimmy Johns Funding LLC,
4,705,470	Series 2017-1A-A2I	3.61%	^	07/30/2047	4,783,064

	Kabbage Funding LLC,
895,693	Series 2019-1-A	3.83%	^	03/15/2024	892,482

	Laurel Road Prime Student Loan Trust,
3,602,574	Series 2019-A-A1FX	2.34%	^	10/25/2048	3,653,004

	LendingClub Receivables Trust,
14,037,811	Series 2020-3-A	3.50%	^	01/16/2046	14,276,692
11,526,151	Series 2020-5A-A	3.50%	^	03/15/2046	11,719,975

	Lendingpoint Asset Securitization Trust,
4,720,430	Series 2019-2-A	3.07%	^	11/10/2025	4,729,380
5,966,035	Series 2020-1-A	2.51%	^	02/10/2026	5,970,272

	Marlette Funding Trust,
2,471,818	Series 2019-1A-A	3.44%	^	04/16/2029	2,497,243
4,606,210	Series 2019-2A-A	3.13%	^	07/16/2029	4,656,317
5,681,456	Series 2019-3A-A	2.69%	^	09/17/2029	5,735,919
3,106,635	Series 2019-4A-A	2.39%	^	12/15/2029	3,137,347

	Navient Private Education Loan Trust,
10,760,722	Series 2020-FA-A	1.22%	^	07/15/2069	10,809,103
6,250,000	Series 2020-GA-A	1.17%	^	09/16/2069	6,263,161

	Navient Private Education Refinance Loan Trust,
1,800,632	Series 2019-CA-A1	2.82%	^	02/15/2068	1,811,148

	NP SPE II LLC,
17,549,308	Series 2019-2A-A1	2.86%	^	11/19/2049	17,714,877

	NP SPE LLC,
6,338,488	Series 2019-1A-A1	2.57%	^	09/20/2049	6,305,357

	OneMain Financial Issuance Trust,
6,706,587	Series 2017-1A-A1	2.37%	^	09/14/2032	6,720,385

	Oxford Finance Funding LLC,
18,000,000	Series 2020-1A-A2	3.10%	^	02/15/2028	18,312,221

	Pagaya AI Debt Selection Trust,
9,553,183	Series 2019-3-A	3.82%	^	11/15/2026	9,537,162

	Prosper Marketplace Issuance Trust,
267,245	Series 2018-1A-C	4.87%	^	06/17/2024	267,796
162,654	Series 2019-1A-A	3.54%	^	04/15/2025	162,744
297,765	Series 2019-2A-A	3.20%	^	09/15/2025	298,162
8,964,418	Series 2019-4A-A	2.48%	^	02/15/2026	9,004,868

	SCF Equipment Leasing LLC,
1,805,180	Series 2017-2A-A	3.41%	^	12/20/2023	1,810,678

	Sierra Timeshare Receivables Funding LLC,
2,636,469	Series 2016-2A-A	2.33%	^	07/20/2033	2,650,109

	SLM Private Credit Student Loan Trust,
9,155,350	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	0.54%		06/15/2039	8,717,043
5,488,599	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	0.52%		12/15/2039	5,127,341

	Small Business Lending Trust,
20,991,450	Series 2020-A-A	2.62%	^	12/15/2026	20,851,321

	SoFi Consumer Loan Program LLC,
178,536	Series 2016-1-A	3.26%	^	08/25/2025	179,725

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SoFi Consumer Loan Program Trust,
234,161	Series 2017-1-A	3.28%	^	01/26/2026	234,576
326,068	Series 2017-2-A	3.28%	^	02/25/2026	326,686
760,253	Series 2017-3-A	2.77%	^	05/26/2026	764,492
1,563,083	Series 2017-5-A2	2.78%	^	09/25/2026	1,578,217
2,415,058	Series 2019-1-A	3.24%	^	02/25/2028	2,439,583
1,315,641	Series 2019-2-A	3.01%	^	04/25/2028	1,332,261
8,559,015	Series 2019-F-PT1	1.87%	#^	02/15/2045	8,795,125

	SoFi Professional Loan Program Trust,
13,312,591	Series 2020-C-AFX	1.95%	^	02/15/2046	13,629,140

	SoFi Professional Loan Program,
3,265,323	Series 2015-C-A2	2.51%	^	08/25/2033	3,290,402
1,991,823	Series 2016-A-A2	2.76%	^	12/26/2036	2,017,438
2,556,446	Series 2017-A-A2B	2.40%	^	03/26/2040	2,586,624
925,273	Series 2019-A-A1FX	3.18%	^	06/15/2048	930,334
10,206,840	Series 2019-C-A1FX	2.13%	^	11/16/2048	10,284,875

	SoFi Professional Loan ProgramTrust,
512,417	Series 2018-D-A1FX	3.12%	^	02/25/2048	514,005

	Springleaf Funding Trust,
20,540,316	Series 2017-AA-A	2.68%	^	07/15/2030	20,574,754

	Spruce Asset Backed Securities Trust,
95,809	Series 2016-E1-A	4.32%	^	06/15/2028	98,223

	Stack Infrastructure Issuer LLC,
7,135,208	Series 2019-1A-A2	4.54%	^	02/25/2044	7,705,996

	TAL Advantage VII LLC,
5,000,000	Series 2020-1A-A	2.05%	^	09/20/2045	5,017,071

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	^	01/20/2023	5,140,707
3,250,000	Series 2020-A-A4	0.78%	^	12/20/2023	3,272,028

	Theorem Funding Trust,
7,000,000	Series 2020-1A-A	2.48%	^	10/15/2026	7,007,189

	Upgrade Master Pass-Thru Trust,
2,673,652	Series 2019-ST1-A	4.00%	^	07/15/2025	2,682,074

	Upstart Securitization Trust,
2,423,573	Series 2019-1-B	4.19%	^	04/20/2026	2,431,080
8,516,765	Series 2019-2-A	2.90%	^	09/20/2029	8,588,414
11,174,448	Series 2020-1-A	2.32%	^	04/22/2030	11,259,158

	Westlake Automobile Receivables Trust,
2,210,956	Series 2019-2A-A2A	2.57%	^	02/15/2023	2,226,068

	Total Asset Backed Obligations (Cost $524,174,814)				527,015,816

BANK LOANS 2.5%

	1011778 B.C. Unlimited Liability Company,
5,110,390	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	4,911,289

	Asplundh Tree Expert LLC,
1,525,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%		09/07/2027	1,525,320

	Axalta Coating Systems Dutch Holding B.B.V.,
4,993,156	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.06%		06/21/2024	4,887,052

	Berry Global, Inc.,
5,678,079	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	5,526,219

	Charter Communications Operating LLC,
5,618,189	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/01/2027	5,500,291

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CSC Holdings LLC,
5,669,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%	07/17/2025	5,500,321

	Dell International LLC,
5,506,143	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	2.75%	09/19/2025	5,489,432

	Elanco Animal Health, Inc.,
5,195,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/04/2027	5,057,536

	Gardner Denver, Inc.,
1,029,825	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	03/01/2027	997,859

	Generac Power Systems, Inc.,
249,255	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	12/11/2026	248,360

	Go Daddy Operating Company LLC,
5,967,820	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/15/2024	5,868,515

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%	01/02/2026	3,198,642

	Grifols Worldwide Operations USA, Inc.,
5,205,756	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	2.10%	11/08/2027	5,109,372

	HCA, Inc.,
6,061,419	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	03/18/2026	6,043,720

	HD Supply, Inc.,
4,144,932	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	10/17/2023	4,141,596

	IAA, Inc.,
3,526,587	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%	06/29/2026	3,482,504

	IQVIA, Inc.,
5,642,652	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.06%	06/09/2025	5,579,172

	Iron Mountain Information Management LLC,
3,844,205	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	01/02/2026	3,709,658

	Jacobs Douwe Egberts International B.V.,
5,693,297	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.19%	10/23/2025	5,674,310

	JBS USA Lux S.A.,
5,868,169	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.07%	05/29/2026	5,728,067

	KAR Auction Services, Inc.,
2,428,348	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%	09/19/2026	2,349,427

	KFC Holding Company,
5,629,124	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%	04/03/2025	5,528,841

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	1.66%	01/29/2027	1,908,090

	Level 3 Financing, Inc.,
3,856,010	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	03/01/2027	3,742,740

	Microchip Technology, Inc.,
5,637,354	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%	05/29/2025	5,630,307

	Nexstar Broadcasting, Inc.,
4,087,460	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%	09/18/2026	4,006,569

	Open Text Corporation,
4,316,626	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	05/30/2025	4,300,439

	Reynolds Consumer Products LLC,
1,126,423	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/04/2027	1,113,610

	RPI Intermediate Finance Trust,
1,352,999	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/11/2027	1,349,900

	Science Applications International Corporation,
5,595,338	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	2.03%	11/05/2025	5,473,527

	ServiceMaster Company LLC,
5,579,263	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	11/05/2026	5,511,028

	Syneos Health, Inc.,
5,422,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	08/01/2024	5,327,011

	T-Mobile USA, Inc.,
5,077,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%	04/01/2027	5,079,534

	Trans Union LLC,
6,385,306	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	11/13/2026	6,237,135

	Universal Health Services, Inc.,
4,487,137	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	10/31/2025	4,484,332

	US Foods, Inc.,
6,078,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.07%	09/14/2026	5,837,371

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%	01/31/2028	3,696,800

	Vistra Operations Company LLC,
1,081,704	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%	12/15/2025	1,067,577
4,488,682	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%	12/15/2025	4,430,060

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	W.R. Grace & Company,
2,091,923	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.06%		04/03/2025	2,050,346
3,586,154	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.06%		04/03/2025	3,514,879

	Total Bank Loans (Cost $173,657,824)				170,818,758

COLLATERALIZED LOAN OBLIGATIONS 14.7%

	AGL Ltd.,
10,000,000	Series 2020-5A-A1 (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.35%	^	07/22/2030	10,042,302

	AIMCO,
15,753,953	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.13%	^	01/15/2028	15,687,776

	Anchorage Capital Ltd.,
15,000,000	Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.26%	^	04/14/2031	14,772,465

	Apres Static Ltd.,
12,269,154	Series 2019-1A-A1 (3 Month LIBOR USD + 1.17%)	1.45%	^	01/15/2027	12,252,243

	Assurant Ltd.,
20,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.62%	^	04/22/2030	20,002,799

	Atlas Senior Loan Fund Ltd.,
14,443,453	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	1.11%	^	11/17/2027	14,293,872

	Avery Point Ltd.,
19,995,349	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	1.30%	^	08/05/2027	19,946,782
29,500,000	Series 2015-7A-AR (3 Month LIBOR USD + 1.14%)	1.42%	^	01/15/2028	29,416,462

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	1.46%	^	10/21/2030	5,941,398

	Battalion Ltd.,
44,000,000	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%, 1.04% Floor)	1.31%	^	07/17/2028	43,750,483

	Carlyle Global Market Strategies Ltd.,
9,918,327	Series 2014-3RA-A1A (3 Month LIBOR USD + 10.50%)	1.29%	^	07/28/2031	9,790,443

	CarVal Ltd.,
42,000,000	Series 2019-1A-AN (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.75%	^	04/20/2032	42,013,291

	Catamaran Ltd.,
3,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.49%	^	10/27/2031	2,985,291

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47%	^	10/21/2030	34,789,346

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.59%	^	07/13/2029	26,400,625

	Crown Point Ltd.,
19,647,068	Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.44%	^	10/20/2028	19,470,701
7,500,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.37%	^	07/14/2032	7,529,613

	Dryden Ltd.,
21,000,000	Series 2019-75A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.48%	^	07/15/2030	20,852,662

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.40%	^	01/27/2031	5,543,262
9,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45%	^	10/20/2031	9,044,753

	Halcyon Loan Advisors Funding Ltd.,
4,891,155	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	1.36%	^	10/22/2025	4,885,999
16,634,309	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.17%	^	10/18/2027	16,497,170

	Harbourview Ltd.,
8,920,456	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.40%	^	07/18/2031	8,857,208

	Jamestown Ltd.,
1,220,632	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	0.97%	^	07/15/2026	1,220,676
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	^	04/25/2030	10,455,094

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	1.45%	^	10/20/2031	9,899,683

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.39%	^	04/21/2031	21,813,473

	LCM LP,
35,000,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.52%	^	07/15/2027	34,913,677

	Madison Park Funding Ltd.,
8,750,000	Series 2012-10A-AR2 (3 Month LIBOR USD + 1.22%)	1.49%	^	01/22/2029	8,738,006
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	1.42%	^	07/23/2029	25,938,101

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd.,
18,189,091	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.12%	^	11/22/2027	18,029,936
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.03%	^	04/16/2029	2,921,751
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	1.45%	^	04/18/2031	23,824,291

	Marble Point Ltd.,
13,500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	1.60%	^	01/20/2032	13,459,610

	Midocean Credit Partners,
20,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	1.40%	^	02/20/2031	19,750,043

	MP Ltd.,
35,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.52%	^	07/25/2029	34,820,037
13,000,000	Series 2015-1A-ARR (3 Month LIBOR USD + 1.08%)	1.35%	^	10/18/2028	12,898,560
23,313,974	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	1.16%	^	10/28/2027	23,154,306

	Ocean Trails,
24,728,017	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.55%	^	10/14/2031	24,457,365

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.32%	^	04/28/2031	16,457,953

	Octagon Investment Partners Ltd.,
3,000,000	Series 2020-1A-A1 (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.10%	^	04/21/2031	3,009,071

	Palmer Square Loan Funding Ltd.,
11,597,418	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.12%	^	01/20/2027	11,552,037

	Park Avenue Institutional Advisers Ltd.,
34,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.55%	^	10/20/2031	33,928,369

	Race Point Ltd.,
24,868,164	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	1.49%	^	10/15/2030	24,786,831

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.43%	^	10/27/2031	12,375,111

	Riserva Ltd.,
10,000,000	Series 2016-3A-AR (3 Month LIBOR USD + 1.14%)	1.41%	^	10/18/2028	9,978,734

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.30%	^	04/20/2031	21,553,877

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.52%	^	10/20/2031	15,911,157
25,000,000	Series 2015-1RA-A (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.64%	^	04/15/2030	24,961,615

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.34%	^	04/21/2031	2,346,294
18,000,000	Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.64%	^	07/15/2032	17,830,397

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.49%	^	07/17/2028	19,955,558

	Tralee Ltd.,
44,000,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.45%)	1.69%	^	10/25/2032	43,758,400

	Trimaran CAVU LLC,
10,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.46%, 1.46% Floor)	1.73%	^	07/20/2032	9,972,555

	Venture Ltd.,
2,000,000	Series 2016-24A-AR (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45%	^	10/20/2028	1,987,500
21,900,512	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.52%	^	10/20/2031	21,672,237

	Wellfleet Ltd.,
23,845,341	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	1.18%	^	04/20/2028	23,663,650

	WhiteHorse Ltd.,
835,936	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	1.15%	^	05/01/2026	835,241

	Zais Ltd.,
360,924	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	1.44%	^	07/27/2026	360,490
12,798,944	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	1.81%	^	10/16/2028	12,738,261

	Total Collateralized Loan Obligations (Cost $1,014,404,054)				1,010,696,893

FOREIGN CORPORATE BONDS 12.6%
9,100,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	9,292,136
3,200,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	3,260,252
1,370,000	AES Dominicana	7.95%		05/11/2026	1,397,414
884,000	AES Gener S.A.	5.00%		07/14/2025	915,382
3,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	3,072,090

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	2,867,284
10,100,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	10,639,562
5,570,000	ANZ New Zealand International Ltd.	1.90%	^	02/13/2023	5,740,024
600,000	AstraZeneca PLC	2.38%		06/12/2022	618,931
2,150,000	AstraZeneca PLC	3.50%		08/17/2023	2,326,621
6,115,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	6,011,721
20,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	20,067,400
2,910,000	Baidu, Inc.	3.50%		11/28/2022	3,055,234
10,000,000	Baidu, Inc.	3.88%		09/29/2023	10,741,447
300,000	Baidu, Inc.	3.08%		04/07/2025	319,156
14,200,000	Banco Bradesco S.A.	5.90%		01/16/2021	14,324,392
1,100,000	Banco Bradesco S.A.	2.85%	^	01/27/2023	1,115,466
2,300,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	2,358,650
2,200,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	2,326,500
3,600,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,699,036
3,000,000	Banco del Estado de Chile	3.88%		02/08/2022	3,112,271
12,785,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	04/20/2021	12,809,100
2,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	^	09/14/2025	2,537,500
14,400,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	14,265,000
22,450,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	22,474,021
300,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	316,912
3,094,000	Banco Santander Chile	2.50%		12/15/2020	3,110,909
500,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.38%	^	04/17/2025	556,627
9,490,000	Bangkok Bank PCL	4.80%		10/18/2020	9,508,458
5,683,000	Bangkok Bank PCL	3.88%		09/27/2022	5,986,498
19,020,000	Banistmo S.A.	3.65%		09/19/2022	19,293,412
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,434,500
8,440,000	Bank of Nova Scotia	0.55%		09/15/2023	8,429,360
1,000,000	Bank of the Philippine Islands	2.50%		09/10/2024	1,028,994
10,748,000	Barclays Bank PLC	2.65%		01/11/2021	10,792,179
5,360,000	BAT International Finance PLC	1.67%		03/25/2026	5,383,834
3,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	3,213,045
2,000,000	BBVA Bancomer S.A.	6.50%		03/10/2021	2,043,000
4,071,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	4,050,645
8,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	8,654,159

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,039,971
4,440,000	BPCE S.A.	2.38%	^	01/14/2025	4,618,987
5,000,000	C&W Senior Financing DAC	7.50%		10/15/2026	5,252,025
800,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	827,000
3,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	3,956,250
285,000	CIMB Bank	3.26%		03/15/2022	294,266
20,200,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	20,729,682
16,750,000	CNOOC Finance Ltd.	3.88%		05/02/2022	17,491,210
200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	209,868
7,491,000	CNPC General Capital Ltd.	3.95%		04/19/2022	7,832,777
5,729,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	5,845,814
5,205,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	5,395,300
1,312,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	1,348,682
500,000	Corporacion Nacional del Cobre de Chile	3.00%		07/17/2022	517,429
2,200,000	Credicorp Ltd.	2.75%	^	06/17/2025	2,230,800
5,400,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.49%	^	06/12/2024	5,446,385
4,760,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,789,436
200,000	Daimler Finance North America LLC	3.40%	^	02/22/2022	207,163
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.86%		07/25/2022	1,503,927
17,027,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	12/29/2049	17,179,647
1,580,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	1,580,189
180,200	Digicel Group Ltd. (PIK 7.00%)	7.00%	^†	12/01/2021	23,426
1,088,000	Digicel Group Ltd. (PIK 8.00%)	5.00%	^	04/01/2025	386,240
3,364,750	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,380,934
5,074,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	4,173,949
13,344,105	ENA Norte Trust	4.95%		04/25/2028	13,461,000
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,779
510,000	Equate Petrochemical B.V.	4.25%		11/03/2026	536,456
3,200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.15%		11/20/2023	3,190,384
5,000,000	Export-Import Bank of India	3.13%		07/20/2021	5,066,475
2,000,000	Geopark Ltd.	6.50%		09/21/2024	1,888,000
864,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	878,873
9,515,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	9,524,870
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,945,600
8,100,000	Global Bank Corporation	4.50%		10/20/2021	8,294,400

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,400,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,435,175
2,000,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	2,094,575
500,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	525,250
9,936,000	GrupoSura Finance S.A.	5.70%		05/18/2021	10,270,098
16,005,000	HPHT Finance Ltd.	2.88%		11/05/2024	16,703,138
6,085,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	1.27%		05/18/2024	6,065,553
5,235,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	5,393,744
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,279,319
3,025,371	Interoceanica Finance Ltd.	0.00%		11/30/2025	2,832,503
5,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	5,217,575
7,525,000	Itau Unibanco Holding S.A.	5.75%		01/22/2021	7,613,494
8,868,000	JD.com, Inc.	3.13%		04/29/2021	8,970,083
8,500,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	8,791,687
1,900,000	Korea Electric Power Corporation	1.13%	^	06/15/2025	1,912,065
10,000,000	Latam Finance Ltd.	6.88%	Ω	04/11/2024	3,725,000
11,600,000	LG Chem Ltd.	3.25%		10/15/2024	12,501,449
5,235,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	5,405,014
2,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	1.08%		08/16/2024	1,986,160
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,672,731
13,090,000	MEGlobal Canada ULC	5.00%	^	05/18/2025	14,172,726
12,670,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.10%		07/26/2023	12,793,834
10,815,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2023	10,895,199
7,400,000	Multibank, Inc.	4.38%		11/09/2022	7,540,711
5,484,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	5,499,629
7,800,000	NongHyup Bank	1.25%	^	07/20/2025	7,884,269
16,195,000	ONGC Videsh Ltd.	2.88%		01/27/2022	16,344,561
4,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	4,150,532
4,000,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	4,380,209
11,300,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	^	09/10/2030	11,285,612
3,868,138	Panama Metro Line SP	0.00%	^	12/05/2022	3,756,968
13,976,661	Panama Metro Line SP	0.00%		12/05/2022	13,574,972
3,334,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	3,503,617
2,876,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	2,904,760

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,400,000	Petronas Capital Ltd.	3.13%		03/18/2022	2,474,808
8,000,000	POSCO	2.38%		11/12/2022	8,202,331
6,550,000	POSCO	2.38%		01/17/2023	6,717,713
2,300,000	POSCO	2.75%		07/15/2024	2,412,093
1,100,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,177,094
1,900,000	Reliance Industries Ltd.	4.50%		10/19/2020	1,903,401
19,310,000	Reliance Industries Ltd.	5.40%		02/14/2022	20,357,519
6,380,000	Royal Bank of Scotland Group PLC ( 3 Month LIBOR USD + 1.55%)	1.78%		06/25/2024	6,411,078
7,990,000	Santander UK PLC	2.50%		01/05/2021	8,035,493
4,455,000	Santander UK PLC	2.10%		01/13/2023	4,598,716
8,000,000	Saudi Arabian Oil Company	2.75%		04/16/2022	8,200,225
3,450,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	3,666,919
2,640,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	2,915,537
4,251,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,572,323
11,800,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	11,860,298
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	2,021,310
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	3,031,844
2,090,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,112,185
8,000,000	Sinopec Group Overseas Development Ltd.	2.15%	^	05/13/2025	8,270,600
2,500,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	2,635,162
5,405,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	5,479,666
5,440,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	^	09/12/2023	5,453,928
5,252,000	Takeda Pharmaceutical Ltd.	4.00%		11/26/2021	5,446,907
6,511,000	Tecnoglass, Inc.	8.20%		01/31/2022	6,761,836
13,200,000	Telefonica Chile S.A.	3.88%		10/12/2022	13,883,100
2,900,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,026,696
12,000,000	Tencent Holdings Ltd.	1.81%	^	01/26/2026	12,252,337
6,205,000	Toronto-Dominion Bank	3.25%		06/11/2021	6,333,905
5,417,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	0.57%		01/27/2023	5,435,142
5,380,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01%	^	07/30/2024	5,395,515

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,720,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	8,334,997
3,850,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	3,159,406
1,000,000	Union Bank of the Philippines	3.37%		11/29/2022	1,041,345
775,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.74%	^	04/23/2021	776,048
850,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.74%		04/23/2021	851,150
6,015,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	6,419,734
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,037,030
7,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	7,703,001
10,000,000	UPL Corporation	3.25%		10/13/2021	10,136,960
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,224,145
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	708,192
6,120,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	6,350,207

	Total Foreign Corporate Bonds (Cost $865,348,186)				871,272,424

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.6%
5,200,000	Abu Dhabi Government International Bond	0.75%	^	09/02/2023	5,200,130
5,800,000	Abu Dhabi Government International Bond	2.50%	^	04/16/2025	6,182,568
1,000,000	Brazilian Government International Bond	2.88%		06/06/2025	1,008,750
16,350,000	Colombia Government International Bond	4.38%		07/12/2021	16,820,635
10,350,000	Dominican Republic International Bond	7.50%		05/06/2021	10,686,375
6,500,000	Indonesia Government International Bond	4.88%		05/05/2021	6,668,415
3,500,000	Indonesia Government International Bond	3.75%		04/25/2022	3,650,080
590,000	Indonesia Government International Bond	3.38%		04/15/2023	623,724
800,000	Indonesia Government International Bond	2.95%		01/11/2023	834,588

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Mexico Government International Bond	3.90%		04/27/2025	1,643,250
9,725,000	Perusahaan Penerbit	3.40%		03/29/2022	10,086,138
1,200,000	Perusahaan Penerbit	3.75%		03/01/2023	1,276,374
4,000,000	Peruvian Government International Bond	2.39%		01/23/2026	4,198,000
2,900,000	Qatar Government International Bond	4.50%		01/20/2022	3,041,743
8,900,000	Qatar Government International Bond	2.38%		06/02/2021	9,004,442
9,000,000	Saudi Government International Bond	2.88%		03/04/2023	9,414,405
13,000,000	Saudi Government International Bond	2.38%		10/26/2021	13,237,614
3,711,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,821,687

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $105,312,319)				107,398,918

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.5%

	Arbor Realty Ltd.,
10,812,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	1.30%	^	06/15/2028	10,693,068
16,415,000	Series 2020-FL1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55%	^	02/15/2035	16,070,777

	Ashford Hospitality Trust,
6,452,658	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.05%	^	04/16/2035	6,172,949

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20%	^	12/15/2036	9,971,260
7,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.10%	^	06/15/2035	7,219,017
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55%	^	06/15/2035	194,217

	Bancorp Commercial Mortgage Trust,
1,611,481	Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	1.05%	^	09/17/2035	1,597,448

	BANK,
88,042,675	Series 2017-BNK5-XA	1.21%	# I/O	06/17/2060	4,268,362
101,469,863	Series 2017-BNK6-XA	0.97%	# I/O	07/16/2060	4,214,733
195,395,255	Series 2020-BN26-XA	1.36%	# I/O	03/16/2063	18,150,891

	Barclays Commercial Mortgage Securities LLC,
93,905,795	Series 2017-C1-XA	1.66%	# I/O	02/17/2050	6,753,611
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35%	^	08/15/2036	2,116,909
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85%	^	08/15/2036	2,363,581
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65%	^	08/15/2036	4,679,536

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BBCMS Mortgage Trust,
13,011,000	Series 2017-DELC-B (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.18%	^	08/15/2036	12,338,628
13,430,131	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%	^	10/15/2037	12,769,232
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.54%	^	07/15/2037	148,316
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.87%	^	03/15/2037	17,330,565
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%) Series 2018-TALL-B (1 Month LIBOR USD + 9.71%, 9.71% Floor)	1.12%	^	03/16/2037	10,188,569
240,334,926	Series 2020-C6-XA	1.17%	# I/O	02/18/2053	18,932,624
59,000,000	Series 2020-C6-XB	0.79%	# I/O	02/18/2053	3,656,584

	BDS Ltd.,
3,316,000	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.25%	^	08/15/2036	3,296,518

	Bear Stearns Commercial Mortgage Securities Trust,
1,461,476	Series 2006-PW13-D	5.75%	#^	09/11/2041	1,440,497

	Benchmark Mortgage Trust,
128,132,157	Series 2018-B1-XA	0.66%	# I/O	01/18/2051	3,852,575
175,586,689	Series 2020-B16-XA	1.05%	# I/O	02/18/2053	12,849,908
35,720,000	Series 2020-IG1-XB	0.13%	# I/O	09/17/2043	494,829

	BFLD,
20,049,000	Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.39%	^	10/16/2034	18,074,623

	BHMS Trust,
7,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40%	^	07/16/2035	7,502,862
1,878,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	07/16/2035	1,715,252

	BHP Trust,
8,797,000	Series 2019-BXHP-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.13%	^	08/15/2036	8,472,992
5,797,000	Series 2019-BXHP-C (1 Month LIBOR USD + 1.52%, 1.52% Floor)	1.67%	^	08/15/2036	5,433,512

	Bsprt Issuer Ltd.,
18,407,000	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30%	^	05/15/2029	18,094,320

	BX Commercial Mortgage Trust,
615,000	Series 2018-BIOA-C (1 Month LIBOR USD + 1.12%, 1.10% Floor)	1.27%	^	03/16/2037	611,446
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.47%	^	03/16/2037	3,553,306
1,950,883	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.13%	^	09/15/2037	1,534,494

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust,
4,214,133	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	07/17/2034	4,150,033
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.10%	^	06/15/2035	6,078,769
4,048,953	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20%	^	07/17/2034	4,046,917
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	07/17/2034	9,795,775
14,601,676	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.24%	^	09/15/2037	13,368,783
3,532,459	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.48%	^	09/15/2037	3,149,511
6,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	0.95%	^	05/15/2037	6,236,093
1,001,000	Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.92%	^	05/15/2037	938,423
10,620,000	Series 2019-MMP-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.45%	^	08/15/2036	10,568,200
1,905,000	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.60%	^	08/15/2036	1,886,536
660,000	Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	08/15/2036	623,201

	BXMT Ltd.,
8,181,000	Series 2020-FL2-C (1 Month LIBOR USD + 1.65%, 1.65% Floor)	1.80%	^	02/16/2037	7,984,656

	CCRESG Commercial Mortgage Trust,
712,000	Series 2016-HEAT-A	3.36%	^	04/12/2029	711,980

	CD Commercial Mortgage Trust,
25,870,625	Series 2017-CD4-XA	1.45%	# I/O	05/12/2050	1,584,413

	CF Trust,
6,444,000	Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.05%	^	08/21/2032	6,445,751

	CFCRE Commercial Mortgage Trust,
112,553,317	Series 2017-C8-XA	1.77%	# I/O	06/17/2050	8,282,067
42,452,000	Series 2017-C8-XB	1.11%	# I/O	06/17/2050	2,323,016

	CFK Trust,
55,675,000	Series 2020-MF2-X	0.89%	#^ I/O	03/17/2039	2,528,758

	CG-CCRE Commercial Mortgage Trust,
1,364,901	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.01%	^	11/17/2031	1,284,546

	CGDBB Commercial Mortgage Trust,
3,804,908	Series 2017-BIOC-B (1 Month LIBOR USD + 0.97%, 0.95% Floor)	1.12%	^	07/15/2032	3,802,079

	CHT Mortgage Trust,
183,000	Series 2017-CSMO-A (1 Month LIBOR USD + 0.93%, 0.93% Floor)	1.08%	^	11/17/2036	177,354
5,584,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15%	^	11/17/2036	5,252,741
1,748,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.89%	^	11/15/2036	1,627,376

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
33,086,136	Series 2016-GC36-XA	1.41%	# I/O	02/12/2049	1,734,779
59,248,024	Series 2016-P3-XA	1.86%	# I/O	04/16/2049	4,060,160
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.80% Floor)	0.98%	^	12/15/2036	8,667,256
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.95%	^	12/15/2036	162,572
242,000	Series 2019-PRM-D	4.35%	^	05/12/2036	252,114

	CLNC Ltd.,
20,344,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.41%	^	08/17/2035	20,008,324
16,415,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.71%	^	08/20/2035	16,075,636

	Commercial Mortgage Pass-Through Certificates,
7,516,603	Series 2012-CR2-XA	1.79%	# I/O	08/17/2045	166,072
105,661,469	Series 2013-CR12-XA	1.29%	# I/O	10/15/2046	3,077,496
20,127,308	Series 2013-LC6-XA	1.48%	# I/O	01/12/2046	463,896
2,950,000	Series 2014-FL5-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	1.55%	^	10/17/2031	2,629,199
6,657,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	1.55%	^	10/17/2031	5,678,281
155,456,146	Series 2015-CR25-XA	0.99%	# I/O	08/12/2048	5,296,982
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%	^	09/15/2033	20,644,433

	Credit Suisse Commercial Mortgage Securities Corporation,
10,603,000	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40%	^	01/17/2034	10,270,828

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/07/2033	5,363,101
6,501,000	Series 2017-LSTK-D	3.44%	#^	04/07/2033	6,285,018

	CSAIL Commercial Mortgage Trust,
125,546,785	Series 2017-C8-XA	1.38%	# I/O	06/17/2050	6,392,076
19,842,364	Series 2017-CX9-XA	1.01%	# I/O	09/16/2050	587,796

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	07/15/2032	9,240,003
811,000	Series 2017-LSTK-E	3.44%	#^	04/07/2033	767,981
583,000	Series 2017-MOON-D	3.30%	#^	07/12/2034	578,705

	CSWF Trust,
12,303,779	Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%	^	08/15/2035	12,023,371

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	1.00%	^	06/15/2034	12,776,801

	Exantas Capital Corporation Ltd.,
11,025,665	Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%	^	04/17/2036	10,889,046
10,000,000	Series 2020-RSO8-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30%	^	03/15/2035	9,945,710
15,000,000	Series 2020-RSO8-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.60%	^	03/15/2035	14,842,065

	FS Rialto,
29,135,000	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35%	^	12/16/2036	28,661,556

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GPMT Ltd.,
1,696,123	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.06%	^	11/21/2035	1,687,473
12,432,000	Series 2018-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.11%	^	11/21/2035	11,497,188
17,691,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.46%	^	02/21/2036	17,598,122

	Great Wolf Trust,
20,623,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.88%	^	12/15/2036	18,717,528

	GS Mortgage Securities Corporation Trust,
1,512,000	Series 2017-500K-D (1 Month LIBOR USD + 1.30%, 1.55% Floor)	1.48%	^	07/15/2032	1,502,790

	GS Mortgage Securities Corporation,
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	1.05%	^	07/15/2031	5,878,190
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	1.75%	^	07/15/2031	5,619,562

	GS Mortgage Securities Trust,
110,234,834	Series 2017-GS6-XA	1.18%	# I/O	05/12/2050	6,393,157
132,545,597	Series 2017-GS7-XA	1.27%	# I/O	08/12/2050	7,718,899
153,332,380	Series 2017-GS8-XA	1.12%	# I/O	11/11/2050	7,879,521

	Hilton Orlando Trust,
4,330,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20%	^	12/15/2034	4,097,515

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	1.80%	^	08/17/2034	6,959,645
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.23%	^	08/17/2028	20,118,291

	IMT Trust,
3,605,955	Series 2017-APTS-DFL (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.70%	^	06/15/2034	3,541,461

	JP Morgan Chase Commercial Mortgage Securities Corporation,
417,144	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	06/15/2032	400,946
9,745,903	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%	^	06/15/2032	9,341,958

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,546,000	Series 2011-C4-E	5.66%	#^	07/17/2046	4,381,216
14,661,683	Series 2014-C20-XA	1.09%	# I/O	07/17/2047	269,210
65,147,651	Series 2016-JP4-XA	0.82%	# I/O	12/17/2049	1,821,053
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.85%	^	07/05/2033	11,716,879
59,178,200	Series 2020-ACE-XA	0.47%	#^ I/O	01/10/2037	722,803
117,285,000	Series 2020-MKST-XCP	2.63%	#^ I/O	12/15/2036	3,475,389
12,920,000	Series 2020-NNN-BFL (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.25%	^	01/16/2037	12,319,989

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
74,766,045	Series 2015-C32-XA	1.43%	# I/O	11/15/2048	2,326,817

	JPMCC Commercial Mortgage Securities Trust,
26,109,614	Series 2019-COR5-XA	1.66%	# I/O	06/14/2052	2,559,144
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	1.11%	^	07/15/2036	15,526,358

	KKR Industrial Portfolio Trust,
11,058,775	Series 2020-AIP-F (1 Month LIBOR USD + 3.43%, 3.43% Floor)	3.58%	^	03/15/2037	10,935,830

	LCCM Mortgage Trust,
500,000	Series 2014-909-D	4.03%	#^	05/15/2031	496,927

	LoanCore Issuer Ltd.,
9,311,451	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.28%	^	05/15/2028	9,264,894
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.65%	^	05/15/2036	17,934,949
12,294,960	Series 2019-CRE3-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20%	^	05/15/2036	12,067,504
14,243,637	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	1.52%	^	04/15/2034	13,901,790

	LSTAR Commercial Mortgage Trust,
64,529,471	Series 2017-5-X	1.15%	#^ I/O	03/11/2050	2,137,706

	Marathon CRE,
10,182,308	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30%	^	06/15/2028	10,102,122

	MF1 2019-FL2 Ltd.,
16,723,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.28%	^	12/25/2034	16,481,905

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,481,751	Series 2012-C5-XA	1.57%	#^ I/O	08/17/2045	47,148
14,702,702	Series 2014-C19-LNCX	0.60%	^ I/O	12/17/2046	329,180

	Morgan Stanley Capital Barclays Bank Trust,
3,384,000	Series 2016-MART-B	2.48%	^	09/15/2031	3,358,843

	Morgan Stanley Capital Trust,
1,405,395	Series 2006-HQ10-X1	0.71%	#^ I/O	11/12/2041	19
1,322,482	Series 2006-IQ11-B	6.05%	#	10/15/2042	1,306,927
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35%	^	11/15/2034	2,719,398
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	11/15/2034	3,944,831
2,324,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50%	^	11/15/2034	1,698,372
68,091,461	Series 2017-H1-XA	1.58%	# I/O	06/17/2050	4,322,752
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30%	^	07/16/2035	12,530,839
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90%	^	05/15/2036	7,052,756

	Motel 6 Trust,
10,191,088	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30%	^	08/15/2034	9,937,468

	Natixis Commercial Mortgage Securities Trust 2018-850T,
5,185,000	Series 2018-850T-C (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.31%	^	07/15/2033	5,011,687

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Natixis Commercial Mortgage Securities Trust,
12,003,572	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.11%	^	06/15/2035	11,596,722

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75%	^	02/15/2036	19,421,072

	PFP Ltd.,
9,978,860	Series 2019-5-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.12%	^	04/14/2036	9,851,630
5,621,000	Series 2019-6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20%	^	04/16/2037	5,527,888

	Rosslyn Portfolio Trust,
4,638,651	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94%	^	06/15/2033	4,572,994
5,277,671	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24%	^	06/15/2033	5,116,075

	Shelter Growth Issuer Ltd.,
16,769,297	Series 2019-FL2-B (1 Month LIBOR USD + 2.30%, 1.80% Floor)	2.45%	^	05/15/2036	16,333,714

	SLIDE,
14,220,169	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.05%	^	06/16/2031	13,752,992

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55%	^	07/15/2038	12,713,026

	TRTX Issuer Ltd.,
16,923,000	Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.60%	^	10/17/2034	16,559,156

	UBS Commercial Mortgage Trust,
25,459,979	Series 2012-C1-XA	2.25%	#^ I/O	05/12/2045	532,147
69,470,393	Series 2017-C1-XA	1.71%	# I/O	06/17/2050	5,392,771
104,531,177	Series 2017-C3-XA	1.25%	# I/O	08/17/2050	5,850,756
117,302,912	Series 2018-C8-XA	1.03%	# I/O	02/17/2051	6,112,080
552,000	Series 2018-NYCH-D (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.25%	^	02/18/2032	506,792

	VMC Finance LLC,
8,045,996	Series 2018-FL2-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	1.07%	^	10/17/2035	7,920,172

	Wells Fargo Commercial Mortgage Trust 2019-C51,
183,310,038	Series 2019-C51-XA	1.53%	# I/O	06/17/2052	16,571,832

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust,
28,780,689	Series 2015-LC22-XA	0.92%	# I/O	09/17/2058	907,441

	WF-RBS Commercial Mortgage Trust,
11,780,769	Series 2012-C8-XA	1.96%	#^ I/O	08/17/2045	268,519

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,141,361,623)				1,066,308,976

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 19.6%

	Ajax Mortgage Loan Trust,
8,427,152	Series 2018-E-A	4.38%	#^	06/25/2058	8,728,026
31,006,022	Series 2018-F-A	4.38%	#^	11/25/2058	32,379,186
3,126,838	Series 2019-C-A	3.95%	#^	10/25/2058	3,145,149

	Angel Oak Mortgage Trust LLC,
428,812	Series 2017-1-A1	2.81%	#^	01/25/2047	429,854
210,830	Series 2017-1-A2	3.09%	#^	01/25/2047	211,347

	Arroyo Mortgage Trust,
17,052,081	Series 2019-3-A2	3.21%	#^	10/25/2048	17,429,150
9,215,784	Series 2019-3-A3	3.42%	#^	10/25/2048	9,402,802

	Banc of America Funding Corporation,
145,290	Series 2005-E-6A1	3.28%	#	05/20/2035	145,676

	Banc of America Mortgage Securities Trust,
721,474	Series 2005-E-2A1	3.21%	#	06/25/2035	659,083

	Bayview Opportunity Master Fund Trust,
6,793,828	Series 2019-SBR1-A1	3.47%	^§	06/28/2034	6,816,375
13,198,302	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	13,443,948

	BCAP LLC Trust,
703,798	Series 2011-RR1-8A3	6.00%	#^	08/30/2021	726,235

	Bear Stearns Adjustable Rate Mortgage Trust,
2,111,300	Series 2003-9-4A1	3.87%	#	02/25/2034	2,073,865

	Bear Stearns Asset Backed Securities Trust,
233,883	Series 2004-AC2-2A	5.00%		05/25/2034	232,349

	BRAVO Residential Funding Trust,
11,083,318	Series 2020-RPL1-A1	2.50%	#^	05/25/2059	11,468,201

	Carrington Mortgage Loan Trust,
3,119,395	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	0.35%		12/25/2036	3,113,277

	Citicorp Residential Mortgage Securities, Inc.,
560,411	Series 2007-2-A4	4.98%	ß	06/25/2037	561,320

	Citigroup Mortgage Loan Trust, Inc.,
738,088	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	3.82%		03/25/2036	725,010
34,744,202	Series 2018-A-A1	4.00%	#^	01/25/2068	34,959,825
16,032,479	Series 2018-C-A1	4.13%	^§	03/25/2059	16,458,756

	Citigroup Mortgage Loan Trust,
9,317,514	Series 2019-B-A1	3.26%	#^	04/25/2066	9,438,744
6,337,759	Series 2019-C-A1	3.23%	^§	09/25/2059	6,401,406
32,594,514	Series 2019-E-A1	3.23%	^§	11/25/2070	33,280,570
19,191,639	Series 2020-EXP1-A1A	1.80%	#^	04/25/2060	19,349,318

	COLT Mortgage Loan Trust,
25,975,204	Series 2020-2-A1	1.85%	#^	03/25/2065	26,223,456

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Asset-Backed Certificates,
565	Series 2005-15-1AF6	3.75%	#	02/25/2036	567

	Countrywide Home Loans,
1,887,883	Series 2004-HYB9-1A1	3.60%	#	02/20/2035	1,881,397

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		12/25/2020	15,383

	Credit Suisse Mortgage Capital Certificates,
3,382,264	Series 2011-5R-6A9	3.39%	#^	11/30/2037	3,403,230
7,081,520	Series 2019-RPL4-A1	3.51%	^	08/26/2058	7,140,485
36,895,440	Series 2020-BPL1-A1	3.39%	^§	02/25/2024	36,957,243

	CSMC Trust,
39,199,424	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	39,373,591
45,471,794	Series 2019-RP10-A1	3.12%	#^	12/25/2059	45,880,339
17,706,904	Series 2019-RPL2-A1	3.86%	#^	11/25/2058	18,573,834
24,800,000	Series 2020-BPL2-A1	3.45%	#^	03/25/2026	24,861,306
18,600,000	Series 2020-RPL3-A1	2.69%	#^	03/25/2060	18,645,923

	Deephaven Residential Mortgage Trust,
1,055,294	Series 2017-2A-A1	2.45%	#^	06/25/2047	1,060,190
512,572	Series 2017-2A-A2	2.61%	#^	06/25/2047	515,042
753,782	Series 2017-2A-A3	2.71%	#^	06/25/2047	757,562
2,540,301	Series 2019-1A-A1	3.74%	#^	01/25/2059	2,569,604

	Ellington Financial Mortgage Trust,
10,273,327	Series 2020-1-A1	2.01%	#^	05/25/2065	10,422,287

	First Horizon Mortgage Pass-Through Trust,
3,189,798	Series 2007-AR2-1A1	3.80%	#	08/25/2037	2,141,393

	GCAT LLC,
6,902,904	Series 2019-3-A1	3.35%	^§	10/25/2049	6,778,395
6,401,328	Series 2020-1-A1	2.98%	^§	01/25/2060	6,328,139
5,053,677	Series 2020-2-A1	3.72%	^§	06/25/2025	5,065,172
10,000,000	Series 2020-3-A1	2.98%	^§	09/25/2025	10,024,010

	GS Mortgage-Backed Securities Trust,
22,800,049	Series 2019-SL1-A1	2.63%	#^	01/25/2059	23,205,808

	GSR Mortgage Loan Trust,
1,217,878	Series 2005-AR7-3A1	2.88%	#	11/25/2035	1,126,560

	Homeward Opportunities Fund Trust,
3,424,270	Series 2018-1-A1	3.77%	#^	06/25/2048	3,444,514
4,833,340	Series 2018-1-A2	3.90%	#^	06/25/2048	4,831,186

	Homeward Opportunities Fund Trust,
5,616,205	Series 2018-1-A3	4.00%	#^	06/25/2048	5,599,545

	Invitation Homes Trust,
28,182,448	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.00%	^	12/19/2036	28,170,189
17,711,917	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	0.85%	^	03/19/2037	17,572,360

	JP Morgan Alternative Loan Trust,
104,978	Series 2006-S4-A6	5.71%	ß	12/25/2036	104,696

	JP Morgan Mortgage Trust,
6,562	Series 2007-S1-1A1	5.00%		03/25/2022	6,486
20,125	Series 2007-S3-2A2	5.50%		08/25/2022	21,576

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Legacy Mortgage Asset Trust 2019-GS4,
13,369,680	Series 2019-GS4-A1	3.44%	^§	05/25/2059	13,532,179
23,576,689	Series 2019-GS7-A1	3.25%	^§	11/25/2059	23,616,524
14,335,431	Series 2017-GS1-A1	6.50%	^§	01/25/2057	14,651,554
20,422,098	Series 2018-GS1-A1	4.00%	^§	03/25/2058	20,714,136
17,174,477	Series 2018-GS3-A1	4.00%	^§	06/25/2058	17,393,469
28,319,285	Series 2019-GS1-A1	4.00%	^§	01/25/2059	29,093,177
28,119,382	Series 2019-GS3-A1	3.75%	^§	04/25/2059	28,895,224
482,607	Series 2019-GS5-A1	3.20%	^§	05/25/2059	487,896
28,102,770	Series 2019-GS6-A1	3.00%	^§	06/25/2059	28,247,999
44,718,598	Series 2020-GS5-A1	3.25%	^	06/25/2060	45,082,079
10,330,000	Series 2020-SL1-A	2.73%	^§	09/25/2022	10,407,413

	MASTR Adjustable Rate Mortgages Trust,
2,876,353	Series 2006-2-2A1	3.24%	#	04/25/2036	2,286,699

	Merrill Lynch Mortgage Investors Trust,
1,858,440	Series 2005-3-2A	3.08%	#	11/25/2035	1,806,611

	MFA LLC,
11,788,299	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	11,841,707
12,386,362	Series 2018-NPL1-A1	3.88%	^§	05/26/2048	12,387,159

	Mill City Mortgage Loan Trust,
12,998,672	Series 2017-3-A1	2.75%	#^	01/25/2061	13,401,883

	Morgan Stanley Mortgage Loan Trust,
7,318	Series 2004-1-1A1	5.00%		11/25/2033	7,385

	New Residential Mortgage Loan Trust,
11,114,941	Series 2018-FNT1-A	3.61%	^	05/25/2023	11,133,807
6,837,663	Series 2019-NQM1-A2	3.88%	# ^	01/25/2049	6,976,172
7,756,357	Series 2020-NPL1-A1	4.34%	^§	07/25/2060	7,779,212
20,185,455	Series 2020-RPL2-A1	3.58%	# ^	08/25/2025	20,213,171

	NRZ Excess Spread-Collateralized Notes,
12,854,707	Series 2018-PLS1-A	3.19%	^	01/25/2023	12,902,265
11,051,658	Series 2018-PLS2-A	3.27%	^	02/25/2023	11,152,385

	Oaktown Ltd.,
473,840	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55%	^	07/25/2029	474,227

	OBX Trust,
3,332,071	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	0.80%	^	06/25/2057	3,335,403

	Opteum Mortgage Acceptance Corporation,
14,504	Series 2005-5-2AN	5.68%	#	12/25/2035	14,577

	Pretium Mortgage Credit Partners LLC,
33,169,061	Series 2019-1A-A1	4.50%	^§	01/25/2024	33,481,271
2,507,851	Series 2019-NPL2-A1	3.84%	^§	12/30/2058	2,517,198
43,675,218	Series 2020-NPL1-A1	2.86%	^§	05/29/2059	43,558,880

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PRPM LLC,
10,725,901	Series 2018-1A-A1	3.75%	# ^	04/25/2023	10,837,174
7,537,234	Series 2019-3A-A1	3.35%	^§	07/25/2024	7,527,998
14,165,384	Series 2019-4A-A1	3.35%	^§	11/25/2024	14,224,952
31,673,765	Series 2020-1A-A1	2.98%	^§	02/25/2025	31,613,084
43,894,000	Series 2020-3-A1	2.86%	^§	09/25/2025	43,893,263

	Radnor Ltd.,
2,653,210	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35%	^	06/25/2029	2,651,313

	Starwood Mortgage Residential Trust,
4,435,881	Series 2018-IMC1-A2	3.90%	#^	03/25/2048	4,478,507
3,278,167	Series 2020-3-A1	1.49%	#^	04/25/2065	3,295,027

	Structured Asset Securities Corporation,
193,425	Series 2003-24A-1A3	2.82%	#	07/25/2033	191,585

	Toorak Mortgage Corporation Ltd.,
45,000,000	Series 2020-1-A1	2.73%	^§	03/25/2023	45,664,493

	VCAT LLC,
19,626,384	Series 2020-NPL1-A1	3.67%	^§	08/25/2050	19,653,947

	Velocity Commercial Capital Loan Trust,
5,836,825	Series 2019-2-A	3.13%	#^	07/25/2049	5,847,693

	Vericrest Opportunity Loan Trust,
4,138,115	Series 2019-NPL7-A1A	3.18%	^§	10/25/2049	4,153,386
14,192,421	Series 2019-NPL8-A1A	3.28%	^§	11/25/2049	14,229,906
11,792,460	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	11,813,868
10,672,108	Series 2020-NPL5-A1A	2.98%	^§	03/25/2050	10,683,576

	Verus Securitization Trust,
3,517,290	Series 2017-1A-A1	2.85%	#^	01/25/2047	3,532,378

	Verus Securitization Trust,
521,080	Series 2017-1A-A2	3.16%	#^	01/25/2047	523,581
17,288,540	Series 2020-2-A1	2.23%	#^	04/25/2060	17,488,783
9,831,069	Series 2020-INV1-A1	1.98%	#^	03/25/2060	9,963,392

	VOLT LLC,
3,497,135	Series 2019-NP10-A1A	3.43%	^§	12/25/2049	3,504,535
11,235,984	Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	11,260,500
11,111,575	Series 2019-NPL9-A1A	3.33%	^§	11/25/2049	11,158,630
10,007,428	Series 2020-NPL1-A1A	3.23%	^§	01/25/2050	10,043,823
6,942,459	Series 2020-NPL3-A1A	2.98%	^§	02/25/2050	6,954,530
29,396,205	Series 2020-NPL4-A1	2.98%	^§	03/25/2050	29,385,738

	Washington Mutual Mortgage Pass-Through Certificates,
422,138	Series 2002-AR16-A	3.95%	#	12/25/2032	414,693

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,335,740,759)				1,346,662,957

US CORPORATE BONDS 5.2%
7,725,000	AbbVie, Inc.	2.30%	^	11/21/2022	7,997,097
5,368,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.90%		02/27/2023	5,403,021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
331,000	Amgen, Inc.	2.70%		05/01/2022	342,367
4,637,000	Amgen, Inc.	2.65%		05/11/2022	4,795,622
3,075,000	Amgen, Inc.	3.63%		05/15/2022	3,212,133
3,300,000	Amgen, Inc.	1.90%		02/21/2025	3,459,120
10,600,000	Anthem, Inc.	2.50%		11/21/2020	10,631,855
4,754,000	AT&T, Inc.	4.45%		04/01/2024	5,319,714
11,119,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2024	11,169,770
4,595,000	BB&T Corporation	2.20%		03/16/2023	4,782,904
5,085,000	Bristol-Myers Squibb Company	2.60%		05/16/2022	5,277,220
3,820,000	Broadcom, Inc.	2.25%		11/15/2023	3,974,131
6,139,000	Capital One Financial Corporation	2.40%		10/30/2020	6,139,000
10,805,000	Cardinal Health, Inc.	2.62%		06/15/2022	11,158,017
6,435,000	Carrier Global Corporation	1.92%	^	02/15/2023	6,624,303
5,970,000	Cigna Corporation	3.40%		09/17/2021	6,145,557
6,471,000	Cintas Corporation	2.90%		04/01/2022	6,696,239
3,231,000	Citigroup, Inc.	2.75%		04/25/2022	3,340,037
5,360,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.27%		06/01/2024	5,390,756
2,020,000	Citigroup, Inc. (Secured Overnight Financing Rate + 8.67%)	2.31%		11/04/2022	2,060,080
1,645,000	Crown Castle International Corporation	1.35%		07/15/2025	1,664,384
5,478,000	CVS Health Corporation	3.70%		03/09/2023	5,869,789
3,195,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,608,478
1,605,000	DOLLAR TREE, Inc.	3.70%		05/15/2023	1,726,936
620,000	DTE Energy Company	2.25%		11/01/2022	641,224
2,410,000	DTE Energy Company	2.53%		10/01/2024	2,564,448
2,005,000	DTE Energy Company	1.05%		06/01/2025	2,010,982
3,845,000	Duke Energy Corporation	0.90%		09/15/2025	3,853,938
4,280,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	4,297,720
950,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	1,092,903
5,015,000	eBay, Inc.	2.75%		01/30/2023	5,261,175
4,195,000	Energy Transfer Operating LP	4.25%		03/15/2023	4,366,990
1,855,000	Energy Transfer Operating LP	2.90%		05/15/2025	1,867,410
5,350,000	Entergy Corporation	0.90%		09/15/2025	5,349,032
5,325,000	Equinix, Inc.	1.25%		07/15/2025	5,366,440
835,000	Eversource Energy	0.80%		08/15/2025	832,023
5,345,000	Exxon Mobil Corporation	1.57%		04/15/2023	5,502,140
5,352,000	General Mills, Inc.	3.15%		12/15/2021	5,494,877
7,000,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	7,016,222
2,605,000	Honeywell International, Inc.	0.48%		08/19/2022	2,609,460
5,355,000	Hyundai Capital America	2.85%	^	11/01/2022	5,540,927
6,515,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	6,771,769
5,390,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	5,684,188
5,424,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	1.42%		12/29/2021	5,429,383
4,505,000	McDonald’s Corporation	2.63%		01/15/2022	4,637,757
5,415,000	Microchip Technology, Inc.	3.92%		06/01/2021	5,534,046
4,440,000	Mondelez International, Inc.	0.63%		07/01/2022	4,458,015
2,600,000	Mondelez International, Inc.	3.63%		05/07/2023	2,817,931
11,355,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.19%		07/22/2022	11,408,532
2,700,000	National Securities Clearing Corporation	1.20%	^	04/23/2023	2,749,231

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,478,000	Northrop Grumman Corporation	2.08%		10/15/2020	12,486,338
1,670,000	Omnicom Capital, Inc.	3.63%		05/01/2022	1,749,591
3,720,000	ORACLE Corporation	2.50%		04/01/2025	3,992,020
4,930,000	PayPal Holdings, Inc.	2.20%		09/26/2022	5,098,474
460,000	PayPal Holdings, Inc.	1.35%		06/01/2023	470,137
6,140,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	6,520,172
5,520,000	PepsiCo, Inc.	0.75%		05/01/2023	5,583,120
2,425,000	PNC Bank	2.45%		11/05/2020	2,425,564
1,955,000	PNC Bank (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,992,409
1,905,000	PNC Funding Corporation	3.30%		03/08/2022	1,981,300
10,010,000	Prudential Financial, Inc.	3.50%		05/15/2024	11,086,514
2,359,000	PSEG Power LLC	3.85%		06/01/2023	2,539,768
6,515,000	Republic Services, Inc.	2.50%		08/15/2024	6,937,225
4,920,000	Royalty Pharma PLC	0.75%	^	09/02/2023	4,910,101
5,315,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	5,774,539
6,900,000	Simon Property Group LP	2.00%		09/13/2024	7,118,543
4,625,000	Synchrony Financial	3.75%		08/15/2021	4,721,805
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,581,583
2,055,000	Target Corporation	2.90%		01/15/2022	2,126,496
6,455,000	Union Pacific Corporation	3.20%		06/08/2021	6,583,074
1,640,000	Upjohn, Inc.	1.13%	^	06/22/2022	1,653,483
2,655,000	Valero Energy Corporation	1.20%		03/15/2024	2,645,960
5,285,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.38%		05/15/2025	5,404,769
5,390,000	Wells Fargo & Company	2.60%		01/15/2021	5,426,388
5,015,000	Welltower, Inc.	3.63%		03/15/2024	5,426,373

	Total US Corporate Bonds (Cost $348,263,082)				356,183,039

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 8.9%

	Federal Home Loan Mortgage Corporation Pass-Thru,
124,887,051	Series K722-X1	1.44%	#I/O	03/25/2023	3,039,551

	Federal Home Loan Mortgage Corporation,
1,274,673	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.67% Cap)	3.43%		05/01/2045	1,324,789
195,075	Pool N70081	5.50%		07/01/2038	222,282
19,300,000	Pool RB5085	2.00%		10/01/2040	19,971,741
49,600,000	Pool SB8068	1.50%		10/01/2035	50,775,653
50,157,032	Pool SN8061	2.00%		09/01/2035	52,163,044
45,779,208	Pool SN8067	1.50%		09/01/2035	46,864,293
1,504,943	Series 3025-FW (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap)	0.40%		08/15/2035	1,504,702
18,134	Series 3818-JA	4.50%		01/15/2040	18,187
23,295	Series 3872-BA	4.00%		06/15/2041	25,258
1,577,048	Series 4050-BC	2.00%		05/15/2041	1,590,757
621,809	Series 4074-KF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.45%		02/15/2041	621,970
3,066,508	Series 4203-NB	2.00%		10/15/2040	3,122,463
11,266,228	Series 4211-AP	1.60%		03/15/2043	11,555,549
739,993	Series 4238-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.45%		02/15/2042	740,014

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
8,346,377	Series 4484-CD	1.75%		07/15/2030	8,554,516
3,260,903	Series 4773-EA	4.00%		10/15/2042	3,303,390
6,027,159	Series 4778-NA	4.50%		06/15/2044	6,132,909

	Federal National Mortgage Association Pass-Thru,
75,385	Pool AB3850	4.00%		11/01/2041	79,295
2,634,441	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.33% Cap)	2.75%		11/01/2042	2,743,106

	Federal National Mortgage Association Pass-Thru,
1,766,513	Pool AL4292	4.50%		04/01/2026	1,873,344

	Federal National Mortgage Association,
2,827,575	Pool AL9932	3.05%	#	01/01/2024	3,029,670
9,150,000	Pool AM6134	2.67%		09/01/2021	9,267,536
3,048,088	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.41% Cap)	2.44%		12/01/2045	3,160,570
2,167,761	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.69%		05/01/2045	2,246,266
49,024,963	Pool BP6496	2.00%		07/01/2035	50,982,579
45,200,000	Pool FM4211	1.50%		10/01/2035	46,271,335
48,190,300	Pool FM4239	1.50%		09/01/2035	49,332,571
15,559,466	Pool MA4095	2.00%		08/01/2035	16,181,482
48,068,676	Pool MA4122	1.50%		09/01/2035	49,208,030
39,745,770	Pool MA4123	2.00%		09/01/2035	41,335,359
33,265,998	Pool MA4154	1.50%		10/01/2035	34,054,476
20,300,000	Pool MA4176	2.00%		10/01/2040	21,003,439
912,660	Series 2010-113-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	0.55%		10/25/2040	918,682
709,887	Series 2011-128-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	0.50%		07/25/2041	711,022
84,529	Series 2011-64-DB	4.00%		07/25/2041	94,721
1,944,667	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	0.61%		10/25/2042	1,958,671
673,177	Series 2012-111-JF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.55%		07/25/2040	674,876
6,716,764	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	0.70%		06/25/2042	6,786,543
1,612,953	Series 2013-81-EF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	0.50%		12/25/2042	1,616,732
14,842,382	Series 2020-59-MK	3.00%		08/25/2040	15,886,902
2,721,331	Series 4710-KA	3.50%		10/15/2042	2,750,101
27,801,030	Series 4911-MB	3.00%		09/25/2049	28,990,564

	Government National Mortgage Association,
4,147,683	Series 2006-14-FA (1 Month LIBOR USD + 0.20%, 0.20% Floor, 6.50% Cap)	0.36%		03/20/2036	4,140,241
5,550,088	Series 2010-115-AF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	0.61%		09/20/2040	5,583,512

	Total US Government and Agency Mortgage Backed Obligations (Cost $608,159,552)				612,412,693

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 7.7%
105,400,000	United States Treasury Notes	2.63%		05/15/2021	107,032,941
132,300,000	United States Treasury Notes	1.50%		09/30/2021	134,080,758
53,000,000	United States Treasury Notes	1.38%		01/31/2022	53,875,742
75,700,000	United States Treasury Notes	0.13%		05/15/2023	75,655,645
125,900,000	United States Treasury Notes	2.25%		12/31/2023	134,383,496
27,200,000	United States Treasury Notes	0.38%		07/31/2027	27,055,500

	Total US Government and Agency Obligations (Cost $525,503,315)				532,084,082

AFFILIATED MUTUAL FUNDS 0.7%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				49,300,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,300,000

COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation				143,819

	Total Common Stocks (Cost $8,231,569)				143,819

SHORT TERM INVESTMENTS 3.9%
88,528,141	First American Government Obligations Fund - Class U	0.07%	♦		88,528,141
88,528,142	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		88,528,142
88,528,142	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		88,528,142

	Total Short Term Investments (Cost $265,584,425)				265,584,425

Total Investments 100.5% (Cost $6,965,741,522)					6,915,882,800
Liabilities in Excess of Other Assets (0.5)%					(33,847,141)

NET ASSETS 100.0%					$6,882,035,659

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.6%
Non-Agency Commercial Mortgage Backed Obligations	15.5%
Collateralized Loan Obligations	14.7%
Foreign Corporate Bonds	12.6%
US Government and Agency Mortgage Backed Obligations	8.9%
US Government and Agency Obligations	7.7%
Asset Backed Obligations	7.6%
US Corporate Bonds	5.2%
Short Term Investments	3.9%
Bank Loans	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Affiliated Mutual Funds	0.7%
Common Stocks	0.0%	~
Other Assets and Liabilities	(0.5)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.6%
Non-Agency Commercial Mortgage Backed Obligations	15.5%
Collateralized Loan Obligations	14.7%
US Government and Agency Mortgage Backed Obligations	8.9%
US Government and Agency Obligations	7.7%
Asset Backed Obligations	7.6%
Banking	6.7%
Short Term Investments	3.9%
Energy	2.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Transportation	1.2%
Chemicals/Plastics	1.0%
Telecommunications	1.0%
Technology	0.9%
Pharmaceuticals	0.9%
Healthcare	0.8%
Utilities	0.8%
Affiliated Mutual Funds	0.7%
Finance	0.5%
Building and Development (including Steel/Metals)	0.5%
Food Products	0.4%
Electronics/Electric	0.4%
Media	0.4%
Food Service	0.3%
Automotive	0.3%
Business Equipment and Services	0.3%
Insurance	0.2%
Chemical Products	0.2%
Real Estate	0.2%
Aerospace & Defense	0.2%
Retailers (other than Food/Drug)	0.2%
Diversified Manufacturing	0.1%
Industrial Equipment	0.1%
Environmental Control	0.1%
Containers and Glass Products	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Pulp & Paper	0.1%
Mining	0.1%
Consumer Products	0.0%	~
Financial Intermediaries	0.0%	~
Other Assets and Liabilities	(0.5)%

	100.0%

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

b

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2020.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

♦	Seven-day yield as of September 30, 2020

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$46,800,000	$—	$—	5,000,000	$49,300,000	$2,500,000	$660,341	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	55

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 87.5%

AEROSPACE & DEFENSE 1.7%

	American Airlines, Inc.,
250,052	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		10/11/2021	184,544

	Dynasty Acquisition Company, Inc.,
318,704	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/01/2026	283,135
592,790	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/06/2026	526,632

	Kestrel Bidco, Inc.,
951,295	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		08/07/2026	829,158

	Mileage Plus Holdings LLC,
450,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		07/30/2027	458,095

	SkyMiles IP Ltd.,
370,000	Senior Secured First Lien Term Loan	3.90%	±	10/20/2027	373,173

	Syncreon Group Holdings B.V.,
424,577	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	408,921

					3,063,658

AUTOMOTIVE 1.9%

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
650,903	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	559,311
78,448	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	67,409

	Dealer Tire LLC,
	Senior Secured First Lien Term Loan
52,434	(1 Month LIBOR USD + 4.25%)	4.41%		12/12/2025	51,385
91,479	(1 Month LIBOR USD + 4.25%)	4.40%		12/12/2025	89,649

	IAA, Inc.,
382,163	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		06/29/2026	377,385

	Mavis Tire Express Services Corporation,
992,388	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.56%		02/20/2025	944,635

	Panther BF Aggregator LP,
504,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		04/30/2026	493,224

	Wand NewCo 3, Inc.,
944,702	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	913,999

					3,496,997

BEVERAGE AND TOBACCO 0.3%

	Arctic Glacier, Inc.,
585,285	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	506,418

					506,418

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 1.5%

	Foresight Energy LLC,
485,319	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	Þ	06/30/2027	485,319

	Advanced Drainage Systems, Inc.,
365,761	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		07/31/2026	366,066

	Forterra Finance LLC,
248,899	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	246,929

	GrafTech Finance, Inc.,
777,313	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	770,512

	KBR, Inc.,
79,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/05/2027	79,003

	Phoenix Services International LLC,
346,869	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	333,862

	Pisces Midco, Inc.,
514,734	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.92%		04/12/2025	507,417

					2,789,108

BUSINESS EQUIPMENT AND SERVICES 10.4%

	AlixPartners LLP,
853,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		04/04/2024	834,994

	Allied Universal Holdco LLC,
414,902	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		07/10/2026	411,234

	Amentum Holdings LLC,
239,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/22/2027	237,107

	Asplundh Tree Expert LLC,
480,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%		09/07/2027	480,101

	Brand Energy & Infrastructure Services, Inc.,
605,308	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		07/30/2024	565,442

	Camelot Finance SA,
210,000	Senior Secured First Lien Term Loan	4.00%	±	10/31/2026	209,344

	Camelot US Acquisition Company,
1,004,192	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		11/30/2026	987,091

	Capri Acquisitions BidCo Ltd.,
994,898	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		11/01/2024	994,276

	Clear Channel Outdoor Holdings, Inc.,
262,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		08/07/2026	239,772

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deerfield Holdings Corporation,
987,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	983,822

	Dun & Bradstreet Corporation,
1,004,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.89%		02/06/2026	995,600

	EAB Global, Inc.,
873,243	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	838,314

	Flexential Intermediate Corporation,
817,622	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		08/01/2024	705,199

	Garda World Security Corporation,
815,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.90%		10/30/2026	812,249

	Genesys Telecommunications Laboratories, Inc.,
703,667	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/01/2023	703,083

	Illuminate Buyer LLC,
620,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.31%		06/30/2027	616,190

	ION Trading Technologies SARL,
787,574	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	776,198

	IRI Holdings, Inc.,
1,012,581	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		11/07/2025	1,004,039

	KAR Auction Services, Inc.,
497,795	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		09/19/2026	481,617

	Mitchell International, Inc.,
838,902	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		11/29/2024	804,532
250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.40%		12/01/2025	238,250

	Packaging Coordinators Midco,
255,000	Senior Secured First Lien Term Loan	4.50%	±	09/25/2027	254,204

	Presidio Holdings, Inc.,
209,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.77%		01/22/2027	207,250

	Prime Security Services Borrower LLC,
1,019,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	1,012,052

	Sabre GLBL, Inc.,
344,115	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/22/2024	323,224

	ServiceMaster Company LLC,
377,715	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/05/2026	373,096

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SIWF Holdings, Inc.,
689,553	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%	06/13/2025	664,846

	SMG US Midco 2, Inc.,
	Senior Secured First Lien Term Loan
48,715	(1 Month LIBOR USD + 2.50%)	2.65%	01/23/2025	42,686
118,327	(3 Month LIBOR USD + 2.50%)	2.76%	01/23/2025	103,684

	Southern Graphics, Inc.,
816,295	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	12/30/2022	492,226

	Tempo Acquisition LLC,
667,942	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	11/02/2026	649,784

	Trans Union LLC,
618,594	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	11/13/2026	604,239

	Travelport Finance SARL,
177,717	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%	02/28/2025	171,331
194,026	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%)	6.07%	03/18/2026	146,975

				18,964,051

CHEMICALS/PLASTICS 3.2%

	Charter NEX US, Inc.,
679,580	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	05/16/2024	665,282

	Cyanco Intermediate Corporation,
395,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%	03/07/2025	391,397

	Diamond B.V.,
1,128,927	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%	09/06/2024	1,059,780

	Messer Industries LLC,
584,489	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.81%	10/01/2025	573,457

	Pregis Topco LLC,
903,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%	07/31/2026	892,224

	Solenis International LP,
	Senior Secured First Lien Term Loan
934,599	(1 Month LIBOR USD + 4.00%)	4.26%	12/26/2023	916,005
139,298	(3 Month LIBOR USD + 4.00%)	4.26%	12/26/2023	136,527

	Solenis International LP,
55,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.76%	06/18/2024	51,480

	Starfruit US Holdco LLC,
852,828	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%	10/01/2025	828,463

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Univar Solutions USA, Inc.,
277,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	270,909

					5,785,524

CONTAINERS AND GLASS PRODUCTS 2.4%

	Berry Global, Inc.,
235,660	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		10/03/2022	233,948

	Flex Acquisition Company Inc,
	Senior Secured First Lien Term Loan
45,849	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	44,947
556,226	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	545,276

	Flex Acquisition Company, Inc.,
675,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.55%		06/20/2025	656,765

	Graham Packaging Company, Inc.,
550,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/04/2027	547,863

	Klockner-Pentaplast of America, Inc.,
369,377	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	359,836

	Reynolds Consumer Products LLC,
429,568	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	424,682

	Reynolds Group Holdings, Inc.,
305,000	Senior Secured First Lien Term Loan	3.40%	±	02/16/2026	300,425
662,159	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/06/2023	655,663

	Trident TPI Holdings, Inc.,
682,977	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		10/31/2024	668,037

					4,437,442

COSMETICS/TOILETRIES 0.5%

	Kronos Acquisition Holdings, Inc.,
1,003,285	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		08/26/2022	999,512

					999,512

ELECTRONICS/ELECTRIC 15.9%

	Access CIG LLC,
1,145,878	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.91%		02/27/2025	1,123,860

	Almonde, Inc.,
515,950	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	483,832
175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	165,287

	Applied Systems, Inc.,
495,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/19/2024	492,963

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Blackhawk Network Holdings, Inc.,
893,226	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		06/16/2025	845,354

	Castle US Holding Corporation,
1,024,798	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.97%		01/29/2027	988,018

	Conservice Midco LLC,
465,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.56%		05/13/2027	460,931

	Cornerstone OnDemand, Inc.,
695,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		04/22/2027	694,712

	Cvent, Inc.,
1,111,697	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/29/2023	1,010,449

	Datatel,
1,000,000	Senior Secured First Lien Term Loan	4.50%	±	10/06/2027	995,000

	DigiCert Holdings, Inc.,
517,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		10/16/2026	512,146

	ECI Macola,
215,000	Senior Secured First Lien Term Loan	4.50%	±	09/17/2027	213,590

	Excelitas Technologies Corporation,
653,282	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		11/15/2024	647,978

	Flexera Software LLC,
927,072	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/26/2025	922,580

	Go Daddy Operating Co LLC,
573,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		08/10/2027	566,393

	GoodRX, Inc.,
1,135,341	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		10/10/2025	1,117,067

	Hyland Software, Inc.,
1,208,588	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		07/01/2024	1,205,312
422,234	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		05/31/2025	421,356

	Informatica LLC,
442,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/25/2027	434,612

	LogMeIn, Inc.,
355,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		08/31/2027	343,796

	Milano Acquisition Corporation,
820,000	Senior Secured First Lien Term Loan	4.75%	±	08/17/2027	813,337

	NCR Corporation,
579,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		08/28/2026	567,567

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	ON Semiconductor Corporation,
445,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%	09/18/2026	439,766

	Project Alpha Intermediate Holding, Inc.,
1,012,913	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	04/26/2024	998,352

	Redstone Buyer LLC,
390,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%	09/01/2027	389,025

	Renaissance Holding Corporation,
1,018,782	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	06/02/2025	985,249

	RP Crown Parent LLC,
453,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	02/02/2026	449,608

	Science Applications International Corporation,
288,454	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%	03/12/2027	285,750

	Severin Acquisition LLC,
1,006,143	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	07/31/2025	979,732

	SolarWinds Holdings, Inc.,
485,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%	02/05/2024	477,036

	Solera LLC,
1,026,030	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.75%)	2.94%	03/03/2023	1,008,788

	Sophia LP,
854,309	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	09/30/2022	851,818

	STG-Fairway Holdings LLC,
254,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.32%	01/29/2027	249,275

	Surf Holdings LLC,
1,241,888	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%	03/05/2027	1,218,379

	Tech Data Corporation,
755,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.64%	06/26/2025	761,323

	Tech Data Corporation,
320,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.64%	06/30/2025	313,600

	TIBCO Software Inc,
987,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%	06/30/2026	966,540
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.41%	03/03/2028	108,281

	Uber Technologies, Inc.,
586,997	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	04/04/2025	583,643

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ultimate Software Group,
459,999	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		05/04/2026	456,869
775,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		06/23/2025	774,229
85,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	86,842

	VS Buyer LLC,
991,047	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		02/26/2027	978,659

	Web.Com Group, Inc.,
585,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		10/10/2025	567,816

					28,956,720

ENERGY 3.2%

	Blackstone CQP Holdco LP,
1,172,569	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.73%		09/30/2024	1,149,704

	Brazos Delaware LLC,
1,245,501	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/21/2025	951,476

	Buckeye Partners LP,
985,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		11/30/2026	968,634

	Gavilan Resources LLC,
620,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	Ω	03/01/2024	7,750

	Gulf Finance LLC,
369,303	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	262,052

	Lealand Finance Company BV,
72,955	Senior Secured First Lien Term Loan	4.15%	±	06/30/2025	55,446

	Lower Cadence Holdings LLC,
697,858	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/22/2026	647,787

	Lucid Energy Group II Borrower LLC,
744,108	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	684,580

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		03/11/2026	430,104

	UGI Energy Services LLC,
655,759	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		08/13/2026	654,120

					5,811,653

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ENVIRONMENTAL CONTROL 0.4%

	GFL Environmental, Inc.,
405,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	05/30/2025	403,836

	US Ecology, Inc.,
327,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%	08/14/2026	324,250

				728,086

FINANCIAL INTERMEDIARIES 1.7%

	Millennium Trust Company LLC,
1,059,266	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.16%	03/27/2026	1,013,368

	RPI Intermediate Finance Trust,
507,374	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/11/2027	506,213

	The Edelman Financial Center LLC,
1,168,666	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%	07/21/2025	1,131,508

	Victory Capital Holdings, Inc.,
484,415	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%	07/01/2026	478,158

				3,129,247

FOOD PRODUCTS 2.1%

	B&G Foods, Inc.,
247,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%	10/10/2026	247,595

	CHG PPC Parent LLC,
1,008,382	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%	03/31/2025	973,088

	CSM Bakery Solutions LLC,
594,664	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%	01/04/2022	555,416

	Froneri US, Inc.,
698,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%	01/29/2027	672,691

	H-Food Holdings LLC,
846,832	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.84%	05/17/2025	825,661

	United Natural Foods, Inc.,
595,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%	10/22/2025	582,026

				3,856,477

FOOD SERVICE 2.7%

	1011778 B.C. Unlimited Liability Company,
423,932	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	11/13/2026	407,416

	Aramark Services, Inc.,
582,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%	01/15/2027	558,673

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Houston Foods, Inc.,
981,668	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%	06/27/2025	945,876

	IRB Holding Corporation,
	Senior Secured First Lien Term Loan
3,252	(1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/05/2025	3,113
1,265,029	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/05/2025	1,211,089

	TKC Holdings, Inc.,
881,694	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	02/01/2023	830,172

	Whatabrands LLC,
1,019,719	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%	08/03/2026	1,000,600

				4,956,939

HEALTHCARE 12.3%

	Agiliti Health, Inc.,
691,336	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.19%	10/18/2025	672,324

	Air Medical Group Holdings, Inc.,
840,231	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	04/28/2022	839,445

	Air Methods Corporation,
836,763	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	04/22/2024	736,874

	Aldevron LLC,
650,902	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	10/13/2026	652,256

	Athenahealth, Inc.,
	Senior Secured First Lien Term Loan
47	(1 Month LIBOR USD + 4.50%)	5.31%	02/11/2026	47
589,577	(3 Month LIBOR USD + 4.50%)	4.75%	02/11/2026	582,944

	Auris Luxembourg III Sarl,
436,515	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%	07/25/2025	405,232

	Avantor, Inc.,
525,142	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%	09/16/2024	519,017

	Azalea TopCo, Inc.,
580,898	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%	07/27/2026	560,933

	CHG Healthcare Services, Inc.,
644,634	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%	06/07/2023	635,023

	DentalCorporationPerfect Smile ULC,
940,817	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	06/06/2025	891,424

	Envision Healthcare Corporation,
1,096,789	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%	10/10/2025	796,740

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HC Group Holdings, Inc.,
1,136,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.65%		08/06/2026	1,128,838

	Kindred Healthcare, Inc.,
853,468	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.19%		06/23/2025	844,934

	MED ParentCo LP,
161,903	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%	&	08/31/2026	154,559
645,633	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		08/31/2026	616,347

	MPH Acquisition Holdings LLC,
1,115,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	1,100,120

	Outcomes Group Holdings, Inc.,
974,051	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.81%		10/24/2025	957,005

	Parexel International Corporation,
1,126,330	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		09/27/2024	1,083,395
63,513	Pathway Vet Alliance	4.35%	±&	03/31/2027	62,664

	Pathway Vet Alliance,
777,579	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		03/31/2027	767,179

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
524,469	(3 Month LIBOR USD + 4.25%)	5.29%		07/09/2025	504,670
611,698	(3 Month LIBOR USD + 4.25%)	5.99%		07/09/2025	588,606

	RegionalCare Hospital Partners Holdings, Inc.,
582,043	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/14/2025	566,642

	Select Medical Corporation,
595,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	2.78%		03/06/2025	581,241

	Sotera Health Holdings LLC,
999,310	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	996,397

	Sound Inpatient Physicians, Inc.,
1,040,959	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		06/27/2025	1,023,825
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.91%		06/26/2026	293,814

	Sunshine Luxembourg VII SARL,
506,175	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.32%		07/17/2026	504,317

	Team Health Holdings, Inc.,
594,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	501,243

	Upstream Newco, Inc.,
557,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		10/22/2026	525,857

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Verscend Holding Corporation,
847,373	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%	08/27/2025	841,759

	Wink Holdco, Inc.,
1,016,966	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	12/02/2024	1,015,567

	Zelis Cost Management Buyer, Inc.,
502,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%	09/25/2026	499,243

				22,450,481

HOTELS/MOTELS/INNS AND CASINOS 1.8%

	Caesars Resort Collection LLC,
437,749	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%	12/23/2024	411,357
	Senior Secured First Lien Term Loan
283,333	(1 Month LIBOR USD + 4.50%)	4.65%	07/21/2025	275,030
141,667	(3 Month LIBOR USD + 4.50%)	4.77%	07/21/2025	137,515

	Golden Nugget, Inc.,
	Senior Secured First Lien Term Loan
507,616	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%	10/04/2023	455,999
595,213	(2 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%	10/04/2023	534,688

	PCI Gaming Authority,
439,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%	05/29/2026	428,033

	Penn National Gaming, Inc.,
398,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%	10/15/2025	388,937

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
137,011	(1 Month LIBOR USD + 2.75%)	2.90%	08/14/2024	129,266
560,066	(6 Month LIBOR USD + 2.75%)	3.06%	08/14/2024	528,406

				3,289,231

INDUSTRIAL EQUIPMENT 2.5%

	Filtration Group Corporation,
408,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%	03/31/2025	401,883

	Gardner Denver, Inc.,
388,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	03/01/2027	376,005

	Gates Global LLC,
347,315	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/01/2024	342,945

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Granite US Holdings Corporation,
	Senior Secured First Lien Term Loan
65,503	(3 Month LIBOR USD + 5.25%)	6.32%	09/30/2026	62,227
327,512	(6 Month LIBOR USD + 5.25%)	6.32%	09/30/2026	311,137

	Pro Mach Group, Inc.,
658,249	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.92%	03/07/2025	634,249

	TAMKO Building Products LLC,
569,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	05/31/2026	562,134

	Thyssenkrupp Elevator,
1,005,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.57%	09/30/2027	998,543

	Titan Acquisition Ltd.,
919,502	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.36%	03/28/2025	871,564

				4,560,687

INSURANCE 4.0%

	Achilles Acquisition LLC,
1,202,833	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.19%	10/13/2025	1,184,791

	Acrisure LLC,
423,935	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.65%	02/16/2027	410,611

	Alera Group Intermediate Holdings, Inc.,
1,204,568	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.07%	08/01/2025	1,188,005

	Alliant Holdings Intermediate LLC,
1,017,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%	05/09/2025	1,000,704

	AssuredPartners, Inc.,
871,359	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%	02/12/2027	847,705

	Asurion LLC,
498,679	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%	11/03/2023	492,186
803,032	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%	07/14/2025	805,960

	Frontdoor, Inc.,
485,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.69%	08/18/2025	482,824

	Ryan Specialty Group LLC,
175,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	09/01/2027	173,688

	Sedgwick Claims Management Services, Inc.,
787,836	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	11/06/2025	761,743

				7,348,217

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
LEISURE 3.8%

	Alterra Mountain Company,
998,405	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/30/2024	966,786

	Carnival Corporation,
244,388	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	248,393

	ClubCorporationHoldings, Inc.,
693,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.06%		08/16/2024	595,744

	Equinox Holdings, Inc.,
432,002	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	335,424

	Formula One Management Ltd.,
510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	496,827

	Life Time Fitness, Inc.,
771,026	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/10/2022	705,165

	Lions Gate Capital Holdings LLC,
365,801	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/24/2025	353,912

	Motion Finco LLC,
47,270	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	41,408
359,663	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/30/2026	315,065

	Nascar Holdings, Inc.,
830,676	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.89%		07/27/2026	813,199

	Playtika Holding Corporation,
335,000	Senior Secured First Lien Term Loan	7.00%	±	12/10/2024	335,923

	Pug LLC,
347,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/29/2027	308,295

	Travel Leaders Group LLC,
492,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		01/25/2024	367,588

	UFC Holdings LLC,
1,020,172	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		04/29/2026	1,005,191

					6,888,920

MEDIA 5.8%

	Ascend Learning LLC,
1,010,436	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	999,700

	Cengage Learning, Inc.,
705,881	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	592,185

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSC Holdings LLC,
640,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		01/15/2026	620,508
140,511	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/15/2027	136,619

	Diamond Sports Group LLC,
108,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		08/24/2026	85,486

	E.W. Scripps Company,
1,043,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		05/01/2026	1,020,202

	Getty Images, Inc.,
832,066	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%		02/19/2026	780,478

	Gray Television, Inc.,
623,113	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		01/02/2026	613,766

	Nexstar Broadcasting, Inc.,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/18/2026	485,204

	Numericable U.S. LLC,
1,210,361	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		08/14/2026	1,180,205

	Radiate Holdco LLC,
890,000	Senior Secured First Lien Term Loan	3.65%	±	09/25/2026	876,343

	RentPath, Inc.,
222,556	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		11/30/2020	208,090
1,281,637	Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00%	Ω	12/17/2021	933,724

	Sinclair Television Group, Inc.,
668,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		07/17/2026	653,716

	Terrier Media Buyer, Inc.,
858,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		12/12/2026	839,655

	Virgin Media Bristol LLC,
350,000	Senior Secured First Lien Term Loan	3.41%	±	01/10/2029	344,914

	Ziggo Financing Partnership,
170,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/17/2028	164,050

					10,534,845

PHARMACEUTICALS 1.1%

	Catalent Pharma Solutions, Inc.,
781,714	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		05/18/2026	779,760

	Elanco Animal Health, Inc.,
542,018	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	527,619

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Grifols Worldwide Operations USA, Inc.,
621,330	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.00%)	2.10%		11/08/2027	609,826

					1,917,205

RETAILERS (OTHER THAN FOOD/DRUG) 1.8%

	Bass Pro Group LLC,
716,308	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		12/15/2023	711,387

	BJ’s Wholesale Club, Inc.,
371,979	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/02/2024	366,187

	Harbor Freight Tools USA, Inc.,
874,976	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		08/18/2023	863,968

	Jo-Ann Stores LLC,
263,531	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	227,708

	Mister Car Wash Holdings, Inc.,
894,557	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.38%		05/14/2026	849,749

	Staples, Inc.,
359,263	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		04/16/2026	335,125

					3,354,124

TELECOMMUNICATIONS 3.7%

	Avaya, Inc.,
451,789	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		12/16/2024	450,167
561,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		12/15/2027	549,129

	Cablevision Lightpath LLC,
335,000	Senior Secured First Lien Term Loan	3.48%	±	09/29/2027	333,605

	Connect U.S. Finco LLC,
298,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/23/2026	290,106

	Consolidated Communications, Inc.,
155,000	Senior Secured First Lien Term Loan	5.75%	±	10/18/2027	153,741

	GTT Communications, Inc.,
613,722	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.91%		06/02/2025	531,943

	Intelsat Jackson Holdings S.A.,
1,460,699	Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/30/2023	1,472,866
219,637	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%	&	07/14/2021	224,121

	MLN US HoldCo LLC,
555,768	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	477,613

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Securus Technologies Holdings, Inc.,
1,047,495	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	06/20/2024	872,370

	T-Mobile USA, Inc.
768,075	(1 Month LIBOR USD + 3.00%)	3.16%	04/01/2027	768,417

	Zayo Group Holdings, Inc.,
651,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%	03/09/2027	633,920

				6,757,998

TRANSPORTATION 1.3%

	Genesee & Wyoming, Inc.,
950,225	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.31%	11/06/2026	937,159

	Lineage Logistics LLC,
661,573	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	02/27/2025	654,028

	PODS LLC,
758,342	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	12/06/2024	744,442

				2,335,629

UTILITIES 1.5%

	Calpine Corporation,
418,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%	04/06/2026	408,698
138,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%	08/12/2026	134,899

	Compass Power Generation LLC,
870,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	12/20/2024	857,573

	Exgen Renewables IV LLC,
347,703	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	11/29/2024	347,813

	Pacific Gas and Electric Company,
538,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	06/23/2025	528,774

	USIC Holdings, Inc.,
516,919	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	12/08/2023	509,917

				2,787,674

	Total Bank Loans (Cost $163,868,083)			159,706,843

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CORPORATE BONDS 8.5%

AEROSPACE & DEFENSE 1.0%
265,000	Delta Air Lines, Inc.	7.00%	^	05/01/2025	291,324
460,000	Mileage Plus Holdings LLC	6.50%	^	06/20/2027	480,125
1,000,000	TransDigm, Inc.	8.00%	^	12/15/2025	1,088,500

					1,859,949

AUTOMOTIVE 0.4%
700,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	735,298

COMMERCIAL SERVICES 0.4%
725,000	Allied Universal Holding Company	6.63%	^	07/15/2026	773,031

FOOD PRODUCTS 0.6%
1,080,000	US Foods, Inc.	6.25%	^	04/15/2025	1,144,892

HEALTHCARE 0.2%
350,000	Ortho-Clinical Diagnostics Inc.	7.25%	^	02/01/2028	364,656

HOTELS/MOTELS/INNS AND CASINOS 0.3%
400,000	Eldorado Resorts, Inc.	6.25%	^	07/01/2025	417,502
75,000	Hilton Domestic Operating Company, Inc.	5.38%	^	05/01/2025	77,983
135,000	VICI Properties LP	3.75%	^	02/15/2027	132,975

					628,460

INDUSTRIAL EQUIPMENT 0.4%
750,000	PowerTeam Services LLC	9.03%	^	12/04/2025	793,594

INSURANCE 0.4%
700,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	715,165

LEISURE 0.5%
140,000	Carnival Corporation	11.50%	^	04/01/2023	157,141
195,000	Live Nation Entertainment, Inc.	6.50%	^	05/15/2027	210,701
500,000	Six Flags Theme Parks, Inc.	7.00%	^	07/01/2025	532,813

					900,655

MEDIA 0.9%
300,000	Diamond Sports Group LLC	5.38%	^	08/15/2026	212,974
660,000	iHeartCommunications, Inc.	4.75%	^	01/15/2028	623,131
750,000	Univision Communications, Inc.	6.63%	^	06/01/2027	734,063

					1,570,168

MINING 0.6%
540,000	Arconic Corporation	6.00%	^	05/15/2025	577,692
190,000	Arconic Corporation	6.13%	^	02/15/2028	195,581
225,000	Novelis Corporation	4.75%	^	01/30/2030	220,047

					993,320

TECHNOLOGY 2.1%
670,000	Avaya, Inc.	6.13%	^	09/15/2028	686,750
360,000	BY Crown Parent LLC	4.25%	^	01/31/2026	366,975
1,500,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	1,604,062

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
700,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	739,375
470,000	Tempo Acquisition LLC	6.75%	^	06/01/2025	480,568

					3,877,730

TELECOMMUNICATIONS 0.7%
750,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	774,379
430,000	Front Range BidCo, Inc.	4.00%	^	03/01/2027	423,778

					1,198,157

	Total Corporate Bonds (Cost $15,136,212)				15,555,075

FOREIGN CORPORATE BONDS 0.4%

RETAILERS (OTHER THAN FOOD/DRUG) 0.4%
700,000	eG Global Finance PLC	6.75%	^	02/07/2025	717,938

	Total Foreign Corporate Bonds (Cost $700,000)				717,938

COMMON STOCKS 0.5%
57,721	Foresight Equity *Þ				926,430
32,259	McDermott International Ltd. *				77,421

	Total Common Stocks (Cost $948,562)				1,003,851

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 5.3%
3,238,298	First American Government Obligations Fund - Class U	0.07%	♦		3,238,298
3,238,298	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		3,238,298
3,238,299	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		3,238,299

	Total Short Term Investments (Cost $9,714,895)				9,714,895

	Total Investments 102.2% (Cost $190,367,752)				186,698,602
	Liabilities in Excess of Other Assets (2.2)%				(4,132,411)

	NET ASSETS 100.0%				$182,566,191

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	87.5%
US Corporate Bonds	8.5%
Short Term Investments	5.3%
Common Stocks	0.5%
Foreign Corporate Bonds	0.4%
Liabilities in Excess of Other Assets	(2.2)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2020.

&	Unfunded or partially unfunded loan commitment. At September 30, 2020, the value of these securities amounted to $221,141 or 0.12% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

Þ	Value determined using significant unobservable inputs.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2020

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	65

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Horizon Aircraft Finance Ltd.,
20,318,387	Series 2019-2-A	3.43%	^	11/15/2039	18,514,805	0.3%

	Jimmy Johns Funding LLC,
18,478,500	Series 2017-1A-A2II	4.85%	^	07/30/2047	18,800,329	0.3%

	Sapphire Aviation Finance Ltd.,
20,622,871	Series 2020-1A-A	3.23%	^	03/15/2040	18,430,825	0.2%
20,000,000	SBA Tower Trust	3.17%	^	04/15/2047	20,259,704	0.3%

Other Asset Backed Obligationsµ					372,806,857	5.0%

	Total Asset Backed Obligations (Cost $455,843,085)				448,812,520	6.1%

BANK LOANSµ
	Total Bank Loans (Cost $298,312,403)				289,984,161	3.9%

COLLATERALIZED LOAN OBLIGATIONS

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	1.65%	^	07/15/2032	24,914,891	0.3%

	CarVal Ltd.,
30,000,000	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.62%	^	07/20/2032	29,890,558	0.4%

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.59%	^	07/13/2029	21,917,500	0.3%

	CVP Ltd.,
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	1.61%	^	07/22/2030	24,919,541	0.3%

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.40%	^	07/15/2031	19,729,121	0.3%

	LCM LP,
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43%	^	10/15/2031	19,666,523	0.3%

	Marathon Ltd.,
21,983,431	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.12%	^	11/22/2027	21,791,076	0.3%

	Marble Point Ltd.,
29,500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.57%	^	04/20/2033	29,146,000	0.4%

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.52%	^	07/25/2029	24,871,455	0.3%

	Nassau Ltd.,
20,000,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.43%	^	07/15/2031	19,400,000	0.3%

Other Collateralized Loan Obligationsµ					684,681,518	9.3%

	Total Collateralized Loan Obligations (Cost $926,194,486)				920,928,183	12.5%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $538,881,471)				543,738,770	7.5%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $44,831,620)				45,841,571	0.6%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

28,245,000	Fontainebleau Miami Beach Trust,	4.09%	#^	12/12/2036	25,401,559	0.3%
	Series 2019-FBLU-F
	Series 2019-FBLU-G

20,416,000	JP Morgan Chase Commercial Mortgage Securities Trust,	4.60%	#^	05/05/2032	19,106,955	0.3%
	Series 2019-UES-D
	Series 2019-UES-F
	Series 2019-UES-E
	Series 2019-UES-G

Other Non-Agency Commercial Mortgage Backed Obligationsµ					806,756,778	10.9%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $945,336,138)				851,265,292	11.5%

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Ajax Mortgage Loan Trust,
18,395,101	Series 2019-C-A	3.95%	#^	10/25/2058	18,502,826	0.3%

	Citigroup Mortgage Loan Trust, Inc.,
25,835,432	Series 2018-A-A1	4.00%	#^	10/25/2020	25,995,767	0.4%

	Citigroup Mortgage Loan Trust,
30,988,407	Series 2019-E-A1	3.23%	^§	11/25/2021	31,640,658	0.4%

	Credit Suisse Mortgage Capital Certificates,
20,427,463	Series 2019-RPL4-A1	3.51%	^	08/26/2058	20,597,554	0.3%

	Credit Suisse Mortgage Capital Certificates,
36,393,733	Series 2020-BPL1-A1	3.39%	^§	02/25/2024	36,454,696	0.5%

	CSMC Trust,
61,245,735	Series 2019-RP10-A1	3.12%	#^	12/25/2059	61,796,003	0.8%

	CSMC Trust,
17,706,904	Series 2019-RPL2-A1	3.86%	#^	11/25/2058	18,573,834	0.3%

	CSMC Trust,
23,562,292	Series 2019-RPL9-A1	3.32%	#^	10/25/2059	23,731,629	0.3%

	CSMC Trust,
19,966,415	Series 2020-SPT1-A1	1.70%	^§	07/25/2023	20,070,506	0.3%

	Legacy Mortgage Asset Trust,
18,945,380	Series 2019-GS3-A1	3.75%	^§	04/25/2059	19,468,102	0.3%

	New Residential Mortgage Loan Trust,
19,838,285	Series 2020-RPL2-A1	3.58%	#^	08/25/2025	19,865,525	0.3%

	Toorak Mortgage Corporation Ltd.,
40,000,000	Series 2020-1-A1	2.73%	^§	03/25/2023	40,590,660	0.5%

	VCAT LLC,
19,626,384	Series 2020-NPL1-A1	3.67%	^§	08/25/2050	19,653,947	0.3%

	Vericrest Opportunity Loan Trust,
26,765,780	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	26,814,371	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					629,250,494	8.3%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,008,391,294)				1,013,006,572	13.7%

US CORPORATE BONDS
	Total US Corporate Bonds (Cost $333,464,255)				340,613,679	4.6%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

35,202,446	Federal Home Loan Mortgage Corporation	2.00% – 2.50%		06/1/2035 – 10/01/2040	36,562,651	0.5%
	Federal Home Loan Mortgage Corporation,
22,164,081	Pool RB5048	2.50%		05/01/2040	23,271,654	0.3%

	Federal Home Loan Mortgage Corporation,
28,000,000	Pool SB8068	1.50%		10/01/2035	28,663,675	0.4%

	Federal Home Loan Mortgage Corporation,
45,005,338	Pool SN8067	1.50%		09/01/2035	46,072,080	0.6%

25,011,861	Federal National Mortgage Association	2.44% – 3.00%		10/01/2032 – 05/01/2045	26,009,059	0.4%

	Federal National Mortgage Association,
46,448,961	Pool MA4042	2.00%		06/01/2035	48,300,603	0.7%

	Federal National Mortgage Association,
44,905,802	Pool MA4095	2.00%		08/01/2035	46,700,985	0.6%

	Federal National Mortgage Association,
84,294,345	Pool MA4122	1.50%		09/01/2035	86,292,343	1.2%

	Federal National Mortgage Association,
20,000,000	Pool MA4176	2.00%		10/01/2040	20,693,043	0.3%

	Federal National Mortgage Association,
27,632,612	Pool QN2877	2.00%		07/01/2035	28,737,766	0.4%

	Federal National Mortgage Association,
26,620,259	Pool SD8066	1.50%		08/01/2035	27,251,209	0.4%

	Federal National Mortgage Association,
32,183,200	Series 2020-45-JL	3.00%		07/25/2040	34,413,869	0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	67

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

68,129,421	Federal National Mortgage Association	2.00% – 5.90%	I/O I/F	11/25/2026 – 06/25/2049	59,726,098	0.8%

Other US Government and Agency Mortgage Backed Obligationsµ					66,516,914	0.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $575,245,563)				579,211,949	7.9%

US GOVERNMENT AND AGENCY OBLIGATIONS

259,400,000	United States Treasury Notes	2.63%		05/15/2021	263,418,832	3.6%
325,600,000	United States Treasury Notes	1.50%		09/30/2021	329,982,576	4.5%
130,600,000	United States Treasury Notes	1.38%		01/31/2022	132,757,961	1.8%
186,300,000	United States Treasury Notes	0.13%		05/15/2023	186,190,840	2.5%
309,950,000	United States Treasury Notes	2.25%		12/31/2023	330,835,302	4.5%
66,800,000	United States Treasury Notes	0.38%		07/31/2027	66,445,125	0.8%

	Total US Government and Agency Obligations (Cost $1,293,604,638)				1,309,630,636	17.7%

AFFILIATED MUTUAL FUNDS
19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				199,949,999	2.7%

	Total Affiliated Mutual Funds (Cost $199,501,692)				199,949,999	2.7%

COMMON STOCKSµ
	Total Common Stocks (Cost $989,313)				1,038,338	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
113,411,755	First American Government Obligations Fund - Class U	0.07%	♦		113,411,755	1.5%
113,411,754	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		113,411,754	1.5%
113,411,755	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		113,411,755	1.5%

	Total Short Term Investments (Cost $340,235,264)				340,235,264	4.5%

	Total Investments (Cost $6,960,831,222)				6,884,256,934	93.2%
	Other Assets in Excess of Liabilities				503,981,329	6.8%

	NET ASSETS				$7,388,238,263	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.7%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Collateralized Loan Obligations	12.5%
Non-Agency Commercial Mortgage Backed Obligations	11.5%
US Government and Agency Mortgage Backed Obligations	7.9%
Foreign Corporate Bonds	7.5%
Asset Backed Obligations	6.1%
US Corporate Bonds	4.6%
Short Term Investments	4.5%
Bank Loans	3.9%
Affiliated Mutual Funds	2.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	6.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	17.7%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Collateralized Loan Obligations	12.5%
Non-Agency Commercial Mortgage Backed Obligations	11.5%
US Government and Agency Mortgage Backed Obligations	7.9%
Asset Backed Obligations	6.1%
Short Term Investments	4.5%
Banking	4.5%
Affiliated Mutual Funds	2.7%
Energy	1.4%
Healthcare	0.9%
Pharmaceuticals	0.8%
Electronics/Electric	0.7%
Telecommunications	0.7%
Transportation	0.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Utilities	0.6%
Technology	0.5%
Chemicals/Plastics	0.5%
Business Equipment and Services	0.4%

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Food Products	0.4%
Finance	0.4%
Media	0.3%
Insurance	0.3%
Automotive	0.3%
Retailers (other than Food/Drug)	0.3%
Food Service	0.2%
Aerospace & Defense	0.2%
Building and Development (including Steel/Metals)	0.2%
Industrial Equipment	0.2%
Real Estate	0.2%
Hotels/Motels/Inns and Casinos	0.1%
Diversified Manufacturing	0.1%
Chemical Products	0.1%
Pulp & Paper	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Consumer Products	0.1%
Leisure	0.1%
Containers and Glass Products	0.1%
Mining	0.1%
Financial Intermediaries	0.1%
Cosmetics/Toiletries	0.1%
Food/Drug Retailers	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	6.8%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

I/O	Inclues interest only securities

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

~	Represents less than 0.05% of net assets

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/29/2021	100,000,000	$24,415,032
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/25/2021	100,000,000	21,280,421
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/13/2021	95,000,000	18,984,849
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2021	100,000,000	18,410,314
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	06/02/2021	100,000,000	18,405,372
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/19/2021	80,000,000	17,645,274
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/11/2021	75,000,000	15,732,335
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/06/2020	100,000,000	14,244,331
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/07/2021	100,000,000	14,092,922
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/08/2020	100,000,000	13,976,595
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/14/2020	100,000,000	13,878,065
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	10/07/2020	100,000,000	13,325,299

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	69

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2020

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/19/2020	100,000,000	$13,049,642
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/15/2020	100,000,000	12,923,697
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/01/2021	100,000,000	12,741,168
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/13/2020	100,000,000	12,515,627
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/16/2021	100,000,000	12,389,072
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/01/2021	100,000,000	12,377,237
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/17/2021	100,000,000	12,170,968
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/18/2020	100,000,000	12,099,689
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/20/2020	100,000,000	12,095,066
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/03/2020	100,000,000	11,850,484
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/10/2020	100,000,000	11,392,985
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/09/2021	100,000,000	11,168,406
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2020	90,000,000	10,969,441
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/12/2020	100,000,000	10,633,856
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/29/2020	100,000,000	10,423,814
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/05/2020	90,000,000	10,253,687
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/17/2020	100,000,000	10,201,214
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/11/2020	100,000,000	10,155,946
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/22/2020	100,000,000	9,844,114
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/22/2021	100,000,000	9,686,348
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/29/2021	100,000,000	9,642,176
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/01/2020	100,000,000	9,590,021
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/08/2021	75,000,000	9,533,976
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/04/2020	100,000,000	9,175,874
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/23/2021	100,000,000	8,419,899
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/20/2021	100,000,000	8,412,498
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/14/2021	100,000,000	8,301,438
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/12/2021	100,000,000	8,062,489
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/05/2021	100,000,000	8,048,713
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/13/2021	100,000,000	7,946,248
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/10/2021	100,000,000	7,453,064
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/09/2021	100,000,000	7,447,118
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/02/2021	100,000,000	7,186,121
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/24/2021	100,000,000	7,174,534
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/25/2021	100,000,000	7,168,779
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	12/16/2020	100,000,000	6,633,821
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/15/2021	80,000,000	6,597,278
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/19/2021	100,000,000	6,545,453
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/09/2021	100,000,000	6,339,205
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/17/2021	50,000,000	5,680,220
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/07/2021	100,000,000	5,501,421
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/31/2021	35,000,000	3,964,877
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/10/2021	100,000,000	3,854,672
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/27/2021	100,000,000	3,590,408
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/28/2021	100,000,000	3,104,774
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/23/2021	70,000,000	2,948,508
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/11/2021	100,000,000	2,762,710
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/12/2021	100,000,000	1,802,696
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/28/2021	100,000,000	678,967
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	402,858

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/02/2021	100,000,000	$335,370
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/19/2021	100,000,000	247,519
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/26/2021	35,000,000	228,282
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/04/2021	50,000,000	30,973
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2020	4,000,000	20,141
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/14/2021	100,000,000	(203,380)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/15/2021	100,000,000	(1,768,769)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/21/2021	100,000,000	(2,414,178)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/29/2021	100,000,000	(2,831,578)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/01/2021	100,000,000	(3,026,875)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/07/2021	100,000,000	(4,174,512)

							$603,747,081

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Ultra Short Bond Fund (Class I)	$195,175,073	$—	$—	19,895,522	$199,949,999	$4,774,926	$629,500	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	71

Schedule of Investments - Summary DoubleLine Flexible Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	ExteNet Issuer LLC,
6,250,000	Series 2019-1A-C	5.22%	^	07/25/2049	6,201,857	0.5%

	Hertz Vehicle Financing II LP,
4,350,000	Series 2019-2A-B	3.67%	^	05/25/2025	4,340,690	0.4%

	Jersey Mike’s Funding,
5,096,154	Series 2019-1A-A2	4.43%	^	02/15/2050	5,453,594	0.5%

	Mosaic Solar Loan Trust,
4,571,066	Series 2018-1A-C	0.00%	^ P/O	06/22/2043	3,895,742	0.3%

	Textainer Marine Containers Ltd.,
7,000,000	Series 2020-2A-A	2.10%	^	09/20/2045	7,023,918	0.6%

	Vivint Colar Financing LLC,
4,838,934	Series 2018-1A-A	4.73%	^	04/30/2048	5,006,271	0.4%

	Wave LLC,
8,469,135	Series 2019-1-C	6.41%	^Þ	09/15/2044	4,623,674	0.4%

	Zephyrus Capital Aviation Partners Ltd.,
4,216,864	Series 2018-1-A	4.61%	^	10/15/2038	3,870,934	0.3%

Other Asset Backed Obligationsµ					36,524,765	3.3%

	Total Asset Backed Obligations (Cost $85,315,284)				76,941,445	6.7%

BANK LOANSµ
	Total Bank Loans (Cost $68,594,302)				66,466,842	5.8%

COLLATERALIZED LOAN OBLIGATIONS

	Canyon Capital Ltd.,
10,000,000	Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	1.98%	^	07/15/2030	9,948,084	0.9%

	Dryden Senior Loan Fund,
3,900,000	Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13%	^	04/16/2029	3,899,873	0.3%

	GoldenTree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.92%	^	11/29/2030	5,208,955	0.5%

	LCM Ltd.,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.77%	^	01/21/2031	4,247,861	0.4%

	Madison Park Funding Ltd.,
4,500,000	Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.87%	^	10/21/2030	4,410,006	0.4%

	Marble Point Ltd.,
6,500,000	Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	2.41%	^	07/23/2032	6,502,156	0.6%

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	4.28%	^	07/16/2029	4,394,476	0.4%

	Sound Point Ltd.,
5,000,000	Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	0.01%	^	10/25/2031	4,999,883	0.4%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.53%	^	07/15/2032	5,001,636	0.4%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.47%	^	07/20/2032	5,981,108	0.5%

	Wind River Ltd.,
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.83%	^	10/15/2027	6,363,417	0.6%

Other Collateralized Loan Obligationsµ					161,402,355	13.9%

	Total Collateralized Loan Obligations (Cost $235,843,740)				222,359,810	19.3%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $135,592,523)				130,504,230	11.4%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $13,673,629)				14,298,270	1.2%

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $175,259,996)				161,837,916	14.1%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	APS Resecuritization Trust,
8,313,384	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.21%	^Δ	10/27/2046	6,404,449	0.6%

	Bayview Koitere Fund Trust,
4,424,941	Series 2018-SBR4-A1	4.38%	^§	06/28/2033	4,511,671	0.4%

	CHL Mortgage Pass-Through Trust,
6,646,981	Series 2007-14-A19	6.00%		09/25/2037	5,304,950	0.5%

	CHL Mortgage Pass-Through Trust,
5,066,830	Series 2007-9-A13	5.75%		07/25/2037	3,939,417	0.3%

	CHL Mortgage Pass-Through Trust,
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.90%	^	05/25/2023	8,358,614	0.7%

	CIM Trust,
13,420,000	Series 2017-3RR-B2	10.51%	#^Þ	01/29/2057	12,812,367	1.1%

	Connecticut Avenue Securities Trust,
12,300,000	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20%	^	01/25/2040	12,121,676	1.1%

	FMC GMSR Issuer Trust,
15,000,000	Series 2019-GT1-A	5.07%	#^	05/25/2026	15,187,284	1.3%

	Home Partners of America Trust,
13,758,693	Series 2019-2-F	3.87%	^	10/19/2039	13,936,264	1.2%

	Lehman Trust,
7,767,268	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		06/25/2046	7,330,256	0.6%

	Merrill Lynch Mortgage Investors Trust,
21,452,500	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		11/25/2037	14,427,982	1.3%

	Morgan Stanley Resecuritization Trust,
10,574,940	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.13%	^Þ	12/27/2046	9,265,885	0.8%

	New Residential Mortgage Loan Trust,
5,190,772	Series 2018-FNT2-B	4.09%	^	07/25/2024	5,060,528	0.4%

	NovaStar Mortgage Funding Trust Series,
12,025,024	Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		10/25/2036	9,302,186	0.8%

	PMT Credit Risk Transfer Trust 2019-2R,
15,663,644	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.90%	^	05/30/2023	14,824,708	1.3%

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.50%	^	04/25/2023	16,976,091	1.5%

	PRPM LLC,
3,918,374	Series 2018-1A-A1	3.75%	#^	04/25/2023	3,959,024	0.3%

	PRPM LLC,
7,103,463	Series 2019-GS1-A2	4.70%	#^	10/25/2024	7,087,576	0.6%

	PRPM LLC,
3,918,000	Series 2020-3-A1	2.86%	^§	09/25/2025	3,917,934	0.3%

	Residential Funding Mortgage Securities Trust,
5,209,748	Series 2006-S8-A10	6.00%		09/25/2036	4,899,097	0.4%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	#^	01/25/2060	5,643,139	0.5%

	Soundview Home Loan Trust,
6,135,145	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		06/25/2037	5,038,792	0.4%

	Spruce Hill Mortgage Loan Trust,
8,259,000	Series 2020-SH2-M1	4.33%	#^	06/25/2055	8,291,730	0.7%

	Structured Asset Securities Corporation,
7,258,940	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%	^	03/25/2037	5,745,286	0.5%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	^	03/17/2039	5,165,246	0.4%

	Verus Securitization Trust,
10,000,000	Series 2017-1A-A1	3.60%	^	08/25/2050	10,076,720	0.9%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					74,454,241	6.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $305,356,290)				294,043,113	25.6%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	73

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $90,044,691)				89,004,097	7.7%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
7,100,000	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65%	^	02/25/2050	6,201,949	0.5%

Other US Government and Agency Mortgage Backed Obligationsµ					10,055,720	0.9%

	Total US Government and Agency Mortgage Backed Obligations (Cost $18,736,329)				16,257,669	1.4%

AFFILIATED MUTUAL FUNDS
4,606,536	DoubleLine Global Bond Fund (Class I)				49,105,675	4.3%

	Total Affiliated Mutual Funds (Cost $46,429,210)				49,105,675	4.3%

COMMON STOCKSµ
	Total Common Stocks (Cost $1,022,514)				443,743	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
16,334,743	First American Government Obligations Fund - Class U	0.07%	♦		16,334,743	1.4%
16,334,743	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		16,334,743	1.4%
16,334,743	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		16,334,743	1.4%

	Total Short Term Investments (Cost $49,004,229)				49,004,229	4.2%

	Total Investments (Cost $1,224,872,737)				1,170,267,039	101.7%
	Liabilities in Excess of Other Assets				(20,073,544)	(1.7)%

	NET ASSETS				$1,150,193,495	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.6%
Collateralized Loan Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Foreign Corporate Bonds	11.4%
US Corporate Bonds	7.7%
Asset Backed Obligations	6.7%
Bank Loans	5.8%
Affiliated Mutual Funds	4.3%
Short Term Investments	4.2%
US Government and Agency Mortgage Backed Obligations	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.6%
Collateralized Loan Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Asset Backed Obligations	6.7%
Affiliated Mutual Funds	4.3%
Short Term Investments	4.2%
Energy	3.0%
Banking	2.9%
Utilities	1.9%
Healthcare	1.4%
US Government and Agency Mortgage Backed Obligations	1.4%
Media	1.3%
Finance	1.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Electronics/Electric	1.0%
Telecommunications	0.8%
Chemicals/Plastics	0.8%
Technology	0.7%
Business Equipment and Services	0.7%
Transportation	0.7%
Leisure	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Building and Development (including Steel/Metals)	0.6%
Food Products	0.6%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Retailers (other than Food/Drug)	0.6%
Automotive	0.5%
Food Service	0.4%
Mining	0.4%
Construction	0.4%
Containers and Glass Products	0.4%
Chemical Products	0.4%
Aerospace & Defense	0.4%
Insurance	0.3%
Pharmaceuticals	0.3%
Industrial Equipment	0.3%
Commercial Services	0.3%
Real Estate	0.3%
Diversified Manufacturing	0.2%
Environmental Control	0.2%
Consumer Products	0.2%
Food/Drug Retailers	0.1%
Pulp & Paper	0.1%
Conglomerates	0.1%
Cosmetics/Toiletries	0.1%
Financial Intermediaries	0.1%
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Þ	Value determined using significant unobservable inputs.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

P/O	Principal only security

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Global Bond Fund (Class I)	$105,830,380	$—	$(61,000,000)	4,606,536	$49,105,675	$3,264,128	$—	$1,011,167

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	75

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 76.5%

BRAZIL 3.9%
3,200,000	Banco Bradesco S.A.	5.90%		01/16/2021	3,228,032
800,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	820,400
2,397,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	04/20/2021	2,401,518
105,102	Invepar Holdings	0.00%	ÞΩ	12/30/2028	4,495
1,600,000	Itau Unibanco Holding S.A.	5.75%		01/22/2021	1,618,816
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	209,302
750,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	757,500

					9,040,063

CHILE 6.2%
200,000	AES Gener S.A.	5.00%		07/14/2025	207,100
600,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	01/06/2021	614,418
700,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		01/06/2021	716,821
300,000	Colbun S.A.	4.50%		07/10/2024	327,770
400,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	411,183
505,000	Corp Nacional del Cobre de Chile	4.50%		08/13/2023	549,961
1,121,000	Corporacion Nacional del Cobre de Chile	3.00%		07/17/2022	1,160,077
782,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	786,264
1,150,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	946,007
700,000	Geopark Ltd.	6.50%		09/21/2024	660,800
2,185,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,280,080
1,900,000	Latam Finance Ltd.	6.88%	Ω	04/11/2024	707,750
4,700,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,943,225

					14,311,456

CHINA 14.7%
2,100,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	2,212,186
900,000	Baidu, Inc.	3.50%		11/28/2022	944,918
1,800,000	Baidu, Inc.	3.88%		09/29/2023	1,933,460
4,500,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	4,617,998
200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	202,136
2,400,000	CNOOC Finance Ltd.	3.88%		05/02/2022	2,506,203
2,300,000	CNOOC Finance Ltd.	3.00%		05/09/2023	2,413,480
3,835,000	CNPC General Capital Ltd.	3.95%		04/19/2022	4,009,972
400,000	CNPC General Capital Ltd.	3.40%		04/16/2023	422,898
900,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	918,351
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,778
2,100,000	JD.com, Inc.	3.13%		04/29/2021	2,124,174
3,700,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	3,718,907
700,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	707,430
600,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	606,369
2,600,000	Sinopec Group Overseas Development Ltd.	2.15%	^	05/13/2025	2,687,945
600,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	632,439
305,000	Tencent Holdings Ltd.	3.28%		04/11/2024	325,234
2,700,000	Tencent Holdings Ltd.	1.81%	^	01/26/2026	2,756,776

					33,946,654

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA 1.7%
1,100,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,127,638
1,300,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,343,712
1,400,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,453,935

					3,925,285

DOMINICAN REPUBLIC 0.6%
400,000	AES Dominicana	7.95%		05/11/2026	408,004
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	924,759

					1,332,763

GUATEMALA 0.2%
368,000	Industrial Senior Trust	5.50%		11/01/2022	380,512

					380,512

HONG KONG 1.5%
3,300,000	HPHT Finance Ltd.	2.88%		11/05/2024	3,443,946

					3,443,946

INDIA 8.1%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,552,785
600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	611,297
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,890,058
3,937,000	ONGC Videsh Ltd.	2.88%		01/27/2022	3,973,358
700,000	ONGC Videsh Ltd.	3.75%		05/07/2023	726,343
3,905,000	Reliance Industries Ltd.	4.50%		10/19/2020	3,911,990
1,400,000	Reliance Industries Ltd.	5.40%		02/14/2022	1,475,947
1,900,000	UPL Corporation	3.25%		10/13/2021	1,926,022
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	686,700

					18,754,500

INDONESIA 0.8%
1,800,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,891,575

					1,891,575

ISRAEL 0.4%
620,250	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	620,324
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	344,258

					964,582

JAMAICA 0.1%
53,000	Digicel Group Ltd. (PIK 7.00%)	7.00%	^†	12/01/2021	6,890
320,000	Digicel Group Ltd. (PIK 8.00%)	5.00%	^	04/01/2025	113,600

					120,490

KOREA 5.9%
1,700,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	1,758,337
1,500,000	Korea Electric Power Corporation	1.13%	^	06/15/2025	1,509,525
4,200,000	LG Chem Ltd.	3.25%		10/15/2024	4,526,387
2,100,000	NongHyup Bank	1.25%	^	07/20/2025	2,122,688
1,600,000	POSCO	2.38%		11/12/2022	1,640,466
1,400,000	POSCO	2.38%		01/17/2023	1,435,847
500,000	POSCO	2.75%		07/15/2024	524,368

					13,517,618

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
KUWAIT 1.5%
600,000	Equate Petrochemical B.V.	4.25%		11/03/2026	631,125
2,600,000	MEGlobal Canada ULC	5.00%	^	05/18/2025	2,815,056

					3,446,181

MALAYSIA 3.9%
4,950,000	Axiata SPV2 BHD	3.47%		11/19/2020	4,966,682
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,538,216
1,488,000	Petronas Capital Ltd.	3.13%		03/18/2022	1,534,381

					9,039,279

MEXICO 8.5%
3,700,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	10/06/2020	3,665,312
4,200,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	4,204,494
2,000,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.38%	^	04/17/2025	2,226,510
2,000,000	BBVA Bancomer S.A.	6.50%		03/10/2021	2,043,000
600,000	BBVA Bancomer S.A.	6.75%		09/30/2022	647,550
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	995,000
200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	206,750
700,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	738,500
300,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	314,186
800,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	01/17/2021	840,400
1,000,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	1,002,850
1,750,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	1,500,643
1,500,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	1,230,938

					19,616,133

PANAMA 5.7%
1,850,000	Banistmo S.A.	3.65%		09/19/2022	1,876,594
1,300,000	C&W Senior Financing DAC	7.50%		10/15/2026	1,365,527
2,752,432	ENA Norte Trust	4.95%		04/25/2028	2,776,543
1,700,000	Global Bank Corporation	4.50%		10/20/2021	1,740,800
2,400,000	Multibank, Inc.	4.38%		11/09/2022	2,445,636
1,163,612	Panama Metro Line SP	0.00%	^	12/05/2022	1,130,170
1,987,969	Panama Metro Line SP	0.00%		12/05/2022	1,930,835

					13,266,105

PERU 2.8%
3,400,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	3,595,500
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,858,211
500,000	Credicorp Ltd.	2.75%	^	06/17/2025	507,000
569,929	Interoceanica Finance Ltd.	0.00%		11/30/2025	533,596

					6,494,307

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHILIPPINES 1.2%
1,000,000	Bank of the Philippine Islands	2.50%		09/10/2024	1,028,994
500,000	BDO Unibank, Inc.	2.63%		10/24/2021	509,068
1,250,000	BDO Unibank, Inc.	2.95%		03/06/2023	1,299,964

					2,838,026

SAUDI ARABIA 0.7%
1,600,000	Saudi Arabian Oil Company	2.75%		04/16/2022	1,640,045

					1,640,045

SINGAPORE 6.9%
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	437,193
3,100,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	03/07/2021	3,127,791
200,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	219,010
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	^	09/10/2030	998,727
300,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	321,026
1,100,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,214,807
1,700,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	1,828,499
3,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,391,986
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	853,830
400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	407,406
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	3,060,795

					15,861,070

THAILAND 1.2%
1,100,000	Bangkok Bank PCL	4.80%		10/18/2020	1,102,139
1,200,000	Bangkok Bank PCL	3.88%		09/27/2022	1,264,086
300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.15%		11/20/2023	299,098

					2,665,323

	Total Foreign Corporate Bonds (Cost $175,414,109)				176,495,913

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 17.7%

BRAZIL 2.1%
4,800,000	Brazilian Government International Bond	2.88%		06/06/2025	4,842,000

					4,842,000

COLOMBIA 2.6%
5,500,000	Colombia Government International Bond	4.38%		07/12/2021	5,658,317
400,000	Colombia Government International Bond	2.63%		03/15/2023	410,958

					6,069,275

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	77

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
DOMINICAN REPUBLIC 1.1%
2,423,333	Dominican Republic International Bond	7.50%		05/06/2021	2,502,092

					2,502,092

INDONESIA 3.3%
2,005,000	Indonesia Government International Bond	4.88%		05/05/2021	2,056,950
2,805,000	Indonesia Government International Bond	3.70%		01/08/2022	2,908,765
200,000	Indonesia Government International Bond	3.75%		04/25/2022	208,576
200,000	Indonesia Government International Bond	3.38%		04/15/2023	211,432
200,000	Indonesia Government International Bond	2.95%		01/11/2023	208,647
300,000	Perusahaan Penerbit	3.40%		03/29/2022	311,140
1,500,000	Perusahaan Penerbit	3.30%		11/21/2022	1,575,247
200,000	Perusahaan Penerbit	3.75%		03/01/2023	212,729

					7,693,486

MALAYSIA 2.4%
4,400,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	4,800,217
750,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	772,370

					5,572,587

MEXICO 0.9%
2,000,000	Mexico Government International Bond	3.90%		04/27/2025	2,191,000

					2,191,000

PERU 0.7%
1,500,000	Peruvian Government International Bond	2.39%		01/23/2026	1,574,250

					1,574,250

QATAR 1.1%
1,700,000	Qatar Government International Bond	2.38%		06/02/2021	1,719,950
700,000	Qatar Government International Bond	4.50%		01/20/2022	734,214

					2,454,164

SAUDI ARABIA 2.2%
2,500,000	Saudi Government International Bond	2.38%		10/26/2021	2,545,695
2,500,000	Saudi Government International Bond	2.88%		03/04/2023	2,615,113

					5,160,808

UNITED ARAB EMIRATES 1.3%
1,500,000	Abu Dhabi Government International Bond	0.75%	^	09/02/2023	1,500,037
1,300,000	Abu Dhabi Government International Bond	2.50%	^	04/16/2025	1,385,748

					2,885,785

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $39,971,069)				40,945,447

COMMON STOCKS 0.0%
21,248	Frontera Energy Corporation				34,210

	Total Common Stocks (Cost $1,923,481)				34,210

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
WARRANTS 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 4.4%
3,415,420	First American Government Obligations Fund - Class U	0.07%	♦		3,415,420
3,415,421	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		3,415,421
3,415,421	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		3,415,421

	Total Short Term Investments (Cost $10,246,262)				10,246,262

	Total Investments 98.6% (Cost $227,554,921)				227,721,832
	Other Assets in Excess of Liabilities 1.4%				3,252,679

	NET ASSETS 100.0%				$230,974,511

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	76.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	17.7%
Short Term Investments	4.4%
Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	17.7%
Energy	14.2%
Chemicals/Plastics	6.4%
Telecommunications	6.3%
Transportation	6.2%
Utilities	4.4%
Short Term Investments	4.4%
Finance	3.9%
Technology	3.5%
Building and Development (including Steel/Metals)	2.6%
Chemical Products	1.5%
Mining	1.2%
Pulp & Paper	1.0%
Retailers (other than Food/Drug)	0.9%
Consumer Products	0.5%
Construction	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

COUNTRY BREAKDOWN as a % of Net Assets:
China	14.7%
Mexico	9.5%
India	8.1%
Singapore	6.9%
Malaysia	6.3%
Chile	6.2%
Brazil	6.0%
Korea	5.9%
Panama	5.7%
United States	4.4%
Colombia	4.3%
Indonesia	4.1%
Peru	3.5%
Saudi Arabia	2.9%

COUNTRY BREAKDOWN as a % of Net Assets: (Cont.)
Dominican Republic	1.7%
Kuwait	1.5%
Hong Kong	1.5%
United Arab Emirates	1.2%
Philippines	1.2%
Thailand	1.2%
Qatar	1.1%
Israel	0.4%
Guatemala	0.2%
Jamaica	0.1%
Other Assets and Liabilities	1.4%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

†	Perpetual Maturity

Þ	Value determined using significant unobservable inputs.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2020

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	79

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 72.2%

	Federal Home Loan Mortgage Corporation,
1,867,876	Series 4057-ZB	3.50%	>	06/15/2042	2,037,619
1,867,876	Series 4057-ZC	3.50%	>	06/15/2042	2,036,781
1,248,849	Series 4194-ZL	3.00%	>	04/15/2043	1,340,335
2,791,857	Series 4204-QZ	3.00%	>	05/15/2043	2,880,433
1,938,197	Series 4206-LZ	3.50%	>	05/15/2043	2,271,982
371,859	Series 4226-GZ	3.00%	>	07/15/2043	398,720
2,681,165	Series 4390-NZ	3.00%	>	09/15/2044	2,968,564
2,376,032	Series 4417-PZ	3.00%	>	12/15/2044	2,514,509
3,171,658	Series 4420-CZ	3.00%	>	12/15/2044	3,337,735
2,299,255	Series 4440-ZD	2.50%	>	02/15/2045	2,463,065
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,196,424
2,352,420	Series 4461-LZ	3.00%	>	03/15/2045	2,503,577

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,188,550
1,194,017	Pool AN7884	3.31%		12/01/2032	1,385,118
2,033,063	Series 2012-128-UC	2.50%		11/25/2042	2,073,790
1,867,876	Series 2012-68-ZA	3.50%	>	07/25/2042	2,036,585
2,660,634	Series 2012-92-AZ	3.50%	>	08/25/2042	2,914,856
3,423,756	Series 2013-127-MZ	3.00%	>	12/25/2043	3,741,734
577,351	Series 2013-66-ZK	3.00%	>	07/25/2043	664,298
127,100	Series 2013-72-ZL	3.50%		07/25/2043	132,899
1,932,560	Series 2013-74-ZH	3.50%	>	07/25/2043	2,178,392
1,393,914	Series 2014-42-BZ	3.00%	>	07/25/2044	1,531,167
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,664,672
904,000	Series 2014-68-TD	3.00%		11/25/2044	969,231
2,777,643	Series 2014-80-DZ	3.00%	>	12/25/2044	3,086,296
858,119	Series 2014-80-KL	2.00%		05/25/2043	839,296
3,441,713	Series 2015-16-ZY	2.50%	>	04/25/2045	3,606,660
3,082,314	Series 2015-52-GZ	3.00%	>	07/25/2045	3,379,346
862,334	Series 2018-21-PO	0.00%	P/O	04/25/2048	805,586
2,557,892	Series 2019-68-ZL	2.50%	>	11/25/2049	2,728,697

	Government National Mortgage Association,
402,604	Series 2013-180-LO	0.00%	P/O	11/16/2043	356,983
3,556,336	Series 2015-53-EZ	2.00%	>	04/16/2045	3,537,852
3,192,407	Series 2015-79-VZ	2.50%	>	05/20/2045	3,377,404
310,785	Series 2016-12-MZ	3.00%	>	01/20/2046	336,527

	Total US Government and Agency Mortgage Backed Obligations (Cost $60,706,590)				68,485,683

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 24.2%
6,900,000	United States Treasury Notes	3.00%		02/15/2047	9,335,215
14,350,000	United States Treasury Notes	1.25%		05/15/2050	13,602,230

	Total US Government and Agency Obligations (Cost $23,376,294)				22,937,445

SHORT TERM INVESTMENTS 2.5%
783,627	First American Government Obligations Fund - Class U	0.07%	♦		783,627
783,628	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		783,628
783,628	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		783,628

	Total Short Term Investments (Cost $2,350,883)				2,350,883

	Total Investments 98.9% (Cost $86,433,767)				93,774,011
	Other Assets in Excess of Liabilities 1.1%				1,007,194

	NET ASSETS 100.0%				$94,781,205

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	72.2%
US Government and Agency Obligations	24.2%
Short Term Investments	2.5%
Other Assets and Liabilities	1.1%

100.0%

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

P/O	Principal only security

♦	Seven-day yield as of September 30, 2020

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount •	Value/Unrealized Appreciation (Depreciation)
10-Year US Treasury Note Future	Short	(71)	12/21/2020	(9,906,719)	$(25,661)
CME Ultra Long Term US Treasury Bond Future	Long	17	12/21/2020	3,770,813	(52,114)
US Treasury Long Bond Future	Long	300	12/21/2020	52,884,375	(450,635)

					$(528,410)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 100.3%
1,892,316	First American Government Obligations Fund - Class U	0.07%	♦		1,892,316
1,892,315	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		1,892,315
1,892,315	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		1,892,315
1,500,000	United States Cash Management Bill	0.00%		02/02/2021	1,499,561
27,000,000	United States Treasury Bills	0.00%	‡	12/03/2020	26,995,748
40,000,000	United States Treasury Bills	0.00%		02/25/2021	39,984,075

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
22,500,000	United States Treasury Bills	0.00%	‡	04/22/2021	22,486,678
30,000,000	United States Treasury Bills	0.00%		06/17/2021	29,978,956
5,000,000	United States Treasury Bills	0.00%	‡	07/15/2021	4,996,163
12,000,000	United States Treasury Bills	0.00%		09/09/2021	11,987,137

	Total Short Term Investments (Cost $143,456,191)				143,605,264

	Total Investments 100.3% (Cost $143,456,191)				143,605,264
	Liabilities in Excess of Other Assets (0.3)%				(489,206)

	NET ASSETS 100.0%				$143,116,058

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%

100.0%

♦	Seven-day yield as of September 30, 2020

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	0.00%	Termination	10/01/2020	(14,400,000)	$471,166
Long Commodity Basket Swap[f]	Bank of America Merrill Lynch	Long	0.20%	Termination	10/01/2020	14,400,000	(53,314)
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	10/01/2020	22,100,000	(163,998)
Commodity Beta Basket Swap[g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	10/01/2020	46,000,000	(521,200)
Commodity Beta Basket Swap[g]	Barclays Capital, Inc.	Long	0.20%	Termination	10/01/2020	47,000,000	(532,157)

							$(799,503)

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Soybeans Index ER	SG2MSOP	0.09	$22	21.5%
S&P GSCI 2 Month Forward Sugar Index ER	SG2MSBP	0.38	21	20.4%
S&P GSCI 2 Month Forward Copper Index ER	SG2MICP	0.05	21	20.1%
S&P GSCI 2 Month Forward Cocoa Index ER	SG2MCCP	0.31	21	19.1%
S&P GSCI 2 Month Forward Zinc Index ER	SG2MIZP	0.15	20	18.9%

			$105	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	81

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2020

g

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2020, all constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.20	$93	24.5%
Soybean Future	S1	0.35	87	23.1%
Nickel Future	LN1	0.20	58	15.5%
Crude Oil Future	CL1	0.09	30	7.9%
Brent Crude Future	CO1	0.09	29	7.7%
Live Cattle Future	LC1	0.11	18	4.8%
Sugar No. 11 Future	SB1	0.16	17	4.6%
Cotton No. 2 Future	CT1	0.32	14	3.7%
Gasoline RBOB Future	XB1	0.07	13	3.5%
Low Sulphur Gas Oil Future	QS1	0.10	11	2.8%
NY Harbor ULSD Heating Oil Future	HO1	0.09	8	1.9%

			$378	100.0%

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2020, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	1.17	$23	21.9%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	0.93	23	21.6%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.09	20	19.2%
S&P GSCI 2 Month Forward Heating Oil Index ER	SG2MHOP	0.12	20	18.9%
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.49	19	18.4%

			$105	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 64.6%

AUSTRALIA 2.6%
6,450,000	AUD	Australia Government Bond	2.75%		04/21/2024	5,039,134
20,980,000	AUD	Australia Government Bond	3.25%		04/21/2025	17,042,460

						22,081,594

BELGIUM 4.5%
6,000,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	7,512,244
10,950,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	14,000,866
12,990,000	EUR	Kingdom of Belgium Government Bond	0.90%	^	06/22/2029	16,941,699

						38,454,809

CANADA 2.0%
21,970,000	CAD	Canadian Government Bond	1.50%		06/01/2023	17,068,859

						17,068,859

CZECH REPUBLIC 1.5%
78,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	4,057,780
179,400,000	CZK	Czech Republic Government Bond	2.40%		09/17/2025	8,515,096

						12,572,876

FRANCE 6.7%
27,800,000	EUR	France Government Bond	0.00%		11/25/2029	33,556,772
12,294,329	EUR	France Government Bond	0.70%	^	07/25/2030	17,056,614
4,600,000	EUR	French Republic Government Bond	0.25%		11/25/2026	5,653,075
895,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,155,266

						57,421,727

GERMANY 3.8%
21,200,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	26,175,417
4,800,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2030	5,928,293

						32,103,710

IRELAND 3.5%
1,625,000	EUR	Ireland Government Bond	5.40%		03/13/2025	2,415,809
9,510,000	EUR	Ireland Government Bond	1.00%		05/15/2026	12,088,284
9,150,000	EUR	Ireland Government Bond	0.90%		05/15/2028	11,738,908
2,750,000	EUR	Ireland Government Bond	1.10%		05/15/2029	3,609,390

						29,852,391

ISRAEL 3.0%
36,630,000	ILS	Israel Government Bond	4.25%		03/31/2023	11,788,444
42,520,000	ILS	Israel Government Bond	2.00%		03/31/2027	13,649,765

						25,438,209

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAPAN 20.3%
2,300,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	22,123,692
1,310,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	12,586,942
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	16,440,865
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	10,023,998
1,740,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	19,679,157
280,000,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	3,132,382
1,600,000,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	17,986,723
1,915,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	21,345,774
995,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	10,879,103
2,040,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	22,041,967
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	16,956,844

						173,197,447

MEXICO 0.9%
1,597,200	MXN	Mexican Bonos	6.50%		06/09/2022	7,463,830
60,000	MXN	Mexican Bonos	8.00%		09/05/2024	301,827

						7,765,657

NEW ZEALAND 3.0%
33,960,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	25,248,132

						25,248,132

PERU 2.9%
32,130,000	PEN	Peruvian Government International Bond	6.95%	^	08/12/2031	10,935,573
47,965,000	PEN	Peruvian Government International Bond	5.40%	^	08/12/2034	13,945,968

						24,881,541

POLAND 1.7%
32,850,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	8,977,166
17,560,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	5,118,151

						14,095,317

PORTUGAL 3.0%
12,100,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	14,996,220
4,150,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	5,629,811
3,630,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	^	06/15/2029	4,930,554

						25,556,585

SOUTH AFRICA 0.4%
21,100,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	1,350,652
39,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	2,176,838

						3,527,490

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	83

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SPAIN 4.8%
5,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	7,061,067
3,930,000	EUR	Spain Government Bond	0.40%		04/30/2022	4,674,268
860,000	EUR	Spain Government Bond	0.35%		07/30/2023	1,030,617
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	14,404,100
1,000,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	1,274,929
500,000	EUR	Spain Government Bond	1.30%	^	10/31/2026	638,810
9,550,000	EUR	Spain Government Bond	0.60%	^	10/31/2029	11,665,016

						40,748,807

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $517,672,314)				550,015,151

US GOVERNMENT AND AGENCY OBLIGATIONS 27.7%

UNITED STATES 27.7%
14,530,000	USD	United States Treasury Notes	2.75%		05/31/2023	15,535,181
14,560,000	USD	United States Treasury Notes	2.25%		01/31/2024	15,563,275
14,190,000	USD	United States Treasury Notes	2.50%		05/15/2024	15,374,532
14,630,000	USD	United States Treasury Notes	2.00%		06/30/2024	15,615,811
14,190,000	USD	United States Treasury Notes	2.38%		08/15/2024	15,379,521
14,440,000	USD	United States Treasury Notes	2.00%		02/15/2025	15,546,691
13,930,000	USD	United States Treasury Notes	0.25%		07/31/2025	13,918,029
14,090,000	USD	United States Treasury Notes	2.00%		08/15/2025	15,268,386
14,050,000	USD	United States Treasury Notes	1.63%		02/15/2026	15,028,012
13,570,000	USD	United States Treasury Notes	2.00%		11/15/2026	14,897,316
14,200,000	USD	United States Treasury Notes	1.63%		11/30/2026	15,269,992
13,240,000	USD	United States Treasury Notes	1.75%		12/31/2026	14,350,919
10,980,000	USD	United States Treasury Notes	2.38%		05/15/2029	12,635,149
12,560,000	USD	United States Treasury Notes	1.63%		08/15/2029	13,672,737
12,820,000	USD	United States Treasury Notes	1.50%		02/15/2030	13,829,575
14,580,000	USD	United States Treasury Notes	0.63%		05/15/2030	14,529,881

						236,415,007

		Total US Government and Agency Obligations (Cost $227,755,263)				236,415,007

SHORT TERM INVESTMENTS 6.0%
10,757,706		First American Government Obligations Fund - Class U	0.07%	♦		10,757,706
10,757,706		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		10,757,706
10,757,706		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		10,757,706

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
18,680,000	USD	United States Treasury Bills	0.00%	‡	12/03/2020	18,677,058

		Total Short Term Investments (Cost $50,947,871)				50,950,176

		Total Investments - 98.3% (Cost $796,375,448)				837,380,334
		Other Assets in Excess of Liabilities 1.7%				14,617,085

		NET ASSETS 100.0%				$851,997,419

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	64.6%
US Government and Agency Obligations	27.7%
Short Term Investments	6.0%
Other Assets and Liabilities	1.7%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	33.7%
Japan	20.3%
France	6.7%
Spain	4.8%
Belgium	4.5%
Germany	3.8%
Ireland	3.5%
Portugal	3.0%
Israel	3.0%
New Zealand	3.0%
Peru	2.9%
Australia	2.6%
Canada	2.0%
Poland	1.7%
Czech Republic	1.5%
Mexico	0.9%
South Africa	0.4%
Other Assets and Liabilities	1.7%

100.0%

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2020

‡	All or a portion of this security has been pledged as collateral.

Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered			Value		Currency to be Received			Value	Unrealized Appreciation (Depreciation)
10/23/2020	Australia and New Zealand Banking Group	20,650,000	NZD	$13,660,996		13,752,900	USD	$13,752,900	$91,904
10/01/2020	Citibank, N.A.	14,277,965	USD	14,277,965		12,250,000	EUR	14,362,871	84,906
10/23/2020	Australia and New Zealand Banking Group	18,500,000	AUD	13,251,220		13,328,899	USD	13,328,899	77,679
10/01/2020	Citibank, N.A.	12,250,000	EUR	14,362,871		14,432,673	USD	14,432,673	69,802
11/06/2020	Citibank, N.A.	12,250,000	EUR	14,373,714		14,288,734	USD	14,288,734	(84,980)

				$69,926,766				$70,166,077	$239,311

AUD	Australian Dollar

EUR	Euro

NZD	New Zealand Dollar

USD	US Dollar

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	85

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 37.4%

	AASET Ltd.,
1,027,498	Series 2018-1A-A	3.84%	^	01/16/2038	950,879

	Blackbird Capital Aircraft Lease Securitization Ltd.,
5,010,417	Series 2016-1A-B	5.68%	^§	12/16/2041	3,383,104

	Castlelake Aircraft Securitization Trust,
3,995,416	Series 2016-1-A	4.50%		08/15/2041	3,750,948
4,910,657	Series 2017-1-A	3.97%		07/15/2042	4,560,218

	CLI Funding LLC,
117,124	Series 2013-1A-NOTE	2.83%	^	03/20/2028	117,318
911,983	Series 2013-2A-NOTE	3.22%	^	06/18/2028	918,316
479,783	Series 2014-1A-A	3.29%	^	06/18/2029	479,579
2,552,421	Series 2014-2A-A	3.38%	^	10/18/2029	2,565,132
2,602,737	Series 2019-1A-A	3.71%	^	05/18/2044	2,657,166
2,000,000	Series 2020-1A-A	2.08%	^	09/18/2045	1,998,110

	Falcon Aerospace Ltd.,
6,743,401	Series 2017-1-A	4.63%	^	02/15/2042	6,503,120

	GAIA Aviation Ltd.,
3,689,433	Series 2019-1-A	3.97%	^§	12/15/2044	3,325,574

	Global SC Finance SRL,
1,420,833	Series 2013-1A-A	2.98%	^	04/17/2028	1,426,724
2,094,917	Series 2014-1A-A1	3.19%	^	07/17/2029	2,131,922

	Goodgreen Trust,
5,990,546	Series 2020-1A-A	2.63%	^	04/15/2055	6,086,790

	Harbour Aircraft Investments Ltd.,
9,233,816	Series 2017-1-A	4.00%		11/15/2037	8,607,828

	Helios Issuer LLC,
14,786,539	Series 2017-1A-A	4.94%	^	09/20/2049	15,768,442
2,842,882	Series 2020-AA-A	2.98%	^	06/20/2047	2,965,155

	HERO Funding Trust,
28,410	Series 2015-2A-A	3.99%	^	09/20/2040	29,963
865,905	Series 2016-3A-A2	3.91%	^	09/20/2042	896,759
2,056,704	Series 2016-4A-A2	4.29%	^	09/20/2047	2,167,424

	Horizon Aircraft Finance Ltd.,
5,186,018	Series 2019-1-A	3.72%	^	07/15/2039	4,690,380

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,345,975

	JOL Air Ltd.,
4,473,318	Series 2019-1-A	3.97%	^	04/15/2044	4,249,799

	Mosaic Solar Loan Trust,
6,329,472	Series 2017-1A-A	4.45%	^	06/20/2042	6,809,603
3,012,808	Series 2018-1A-A	4.01%	^	06/22/2043	3,191,093
5,000,000	Series 2019-2A-B	3.28%	^	09/20/2040	5,132,618
4,751,268	Series 2020-1A-A	2.10%	^	04/20/2046	4,868,658
6,000,000	Series 2020-2A-B	2.21%	^	08/20/2046	5,913,913

	NP SPE II LLC,
5,268,624	Series 2019-2A-A1	2.86%	^	11/19/2049	5,318,331

	NP SPE LLC,
145,031	Series 2016-1A-A1	4.16%	^	04/20/2046	152,002
2,349,107	Series 2017-1A-A1	3.37%	^	10/20/2047	2,404,133

	Raptor Aircraft Finance LLC,
3,845,032	Series 2019-1-A	4.21%	^	08/23/2044	3,412,059
8,050,000	SBA Tower Trust	3.17%	^	04/15/2047	8,154,531
5,000,000	SBA TOWER TRUST	1.88%	^	01/15/2026	5,127,045

	Shenton Aircraft Investment Ltd.,
165,276	Series 2015-1A-A	4.75%	^	10/15/2042	154,123

	Sprite Ltd.,
3,874,478	Series 2017-1-A	4.25%	^	12/15/2037	3,535,074

	Stack Infrastructure Issuer LLC,
3,887,458	Series 2019-1A-A2	4.54%	^	02/25/2044	4,198,439
4,500,000	Series 2019-2A-A2	3.08%	^	10/25/2044	4,619,221

	Start Ltd.,
1,453,301	Series 2018-1-A	4.09%	^	05/15/2043	1,337,670

	Sunnova Helios Issuer LLC,
2,791,182	Series 2018-1A-A	4.87%	^	07/20/2048	3,016,558

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TAL Advantage VII LLC,
4,000,000	Series 2020-1A-A	2.05%	^	09/20/2045	4,013,657

	Textainer Marine Containers Ltd.,
886,667	Series 2019-1A-A	3.96%	^	04/20/2044	886,755
2,974,775	Series 2020-1A-A	2.73%	^	08/21/2045	3,047,675
3,000,000	Series 2020-2A-A	2.10%	^	09/20/2045	3,010,251

	Thunderbolt Aircraft Lease Ltd.,
5,658,934	Series 2017-A-A	4.21%	^§	05/17/2032	5,367,646
1,771,600	Series 2018-A-A	4.15%	^§	09/15/2038	1,674,169
2,678,571	Series 2018-A-B	5.07%	^§	09/15/2038	1,910,743

	Trinity Rail Leasing LLC,
3,798,423	Series 2010-1A-A	5.19%	^	10/16/2040	3,996,204

	Trip Rail Master Funding LLC,
1,086,032	Series 2017-1A-A1	2.71%	^	08/15/2047	1,088,352

	USQ Rail LLC,
3,419,222	Series 2018-1-A1	3.78%	^	04/25/2048	3,499,309

	Vantage Data Centers Issuer LLC,
11,446,458	Series 2018-1A-A2	4.07%	^	02/16/2043	11,868,937
5,500,000	Series 2020-2A-A2	1.99%	^	09/15/2045	5,516,275

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	6,176,050
4,000,000	Series 2020-1A-C2	3.03%	^	06/15/2050	4,182,359

	Vivint Colar Financing LLC,
4,838,934	Series 2018-1A-A	4.73%	^	04/30/2048	5,006,271

	Zephyrus Capital Aviation Partners Ltd.,
7,667,026	Series 2018-1-A	4.61%	^	10/15/2038	7,038,061

	Total Asset Backed Obligations (Cost $220,240,757)				218,204,410

FOREIGN CORPORATE BONDS 12.6%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,641,394
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	11,883,062
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,565,551
2,000,000	Emirates Semb CorporationWater & Power Company PJSC	4.45%	^	08/01/2035	2,330,000
3,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	4,390,045
2,407,501	Energia Eolica S.A.	6.00%	Þ	08/30/2034	2,708,438
2,904,160	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,136,493
1,582,207	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,708,784
2,374,702	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,223,315
5,461,821	Interoceanica Finance Ltd.	0.00%		11/30/2025	5,113,630
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	4,108,268
3,459,380	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	4,225,840
186,274	Lima Metro Finance Ltd.	5.88%		07/05/2034	227,545
3,075,487	Panama Metro Line SP	0.00%	^	12/05/2022	2,987,097
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,462,109
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,638,713
6,175,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	7,139,429

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
840,000	Transelec S.A.	4.63%	^	07/26/2023	905,633
500,000	Transelec S.A.	4.25%	^	01/14/2025	544,322
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	6,570,360

	Total Foreign Corporate Bonds (Cost $67,054,197)				73,510,028

US CORPORATE BONDS 43.1%
6,383,000	Ameren Corporation	3.65%		02/15/2026	7,210,688
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	7,179,878
11,200,000	American Tower Corporation	4.40%		02/15/2026	12,793,433
700,000	American Tower Corporation	3.38%		10/15/2026	775,596
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	498,830
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	8,328,282
11,015,000	AT&T, Inc.	4.30%		12/15/2042	12,449,182
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,792,367
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,291,091
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	6,402,472
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	3,535,267
9,000,000	Digital Realty Trust	3.70%		08/15/2027	10,130,699
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	11,573,913
4,175,000	DTE Energy Company	2.85%		10/01/2026	4,532,647
5,000,000	DTE Energy Company	3.80%		03/15/2027	5,596,261
700,000	Duke Energy Corporation	3.15%		08/15/2027	773,924
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	9,254,086
2,450,000	Equinix, Inc.	2.15%		07/15/2030	2,485,545
8,635,000	Eversource Energy	2.80%		05/01/2023	9,079,372
7,266,000	Exelon Corporation	3.40%		04/15/2026	8,143,516
3,688,000	Exelon Corporation	4.05%		04/15/2030	4,323,476
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	2,202,865
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	11,179,719
6,873,000	Metropolitan Edison Company	4.00%	^	04/15/2025	7,629,647
6,000,000	MPLX LP	4.00%		03/15/2028	6,555,155
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,589,241
5,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	5,216,757
4,500,000	NiSource, Inc.	3.49%		05/15/2027	5,020,237
4,900,000	NiSource, Inc.	3.60%		05/01/2030	5,593,188
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	7,889,642
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	8,020,790

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	Southern Company	3.70%		04/30/2030	11,435,602
6,000,000	Spectra Energy Partners LP	4.75%		03/15/2024	6,687,937
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,461,610
10,000,000	T-Mobile USA, Inc.	3.88%	^	04/15/2030	11,382,800
5,032,000	Union Pacific Corporation	3.70%		03/01/2029	5,846,677
5,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	5,660,116
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	7,089,961

	Total US Corporate Bonds (Cost $232,237,771)				251,612,469

SHORT TERM INVESTMENTS 8.5%
16,511,159	First American Government Obligations Fund - Class U	0.07%	♦		16,511,159
16,511,159	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		16,511,159
16,511,159	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		16,511,159

	Total Short Term Investments (Cost $49,533,477)				49,533,477

	Total Investments 101.6% (Cost $569,066,202)				592,860,384
	Liabilities in Excess of Other Assets (1.6)%				(9,607,146)

	NET ASSETS 100.0%				$583,253,238

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	43.1%
Asset Backed Obligations	37.4%
Foreign Corporate Bonds	12.6%
Short Term Investments	8.5%
Other Assets and Liabilities	(1.6)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	37.4%
Utilities	28.2%
Telecommunications	9.3%
Energy	9.1%
Short Term Investments	8.5%
Transportation	7.0%
Real Estate	1.7%
Technology	0.4%
Other Assets and Liabilities	(1.6)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of September 30, 2020

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	87

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 26.0%
1,500,000	ANZ New Zealand International Ltd.	2.13%	^	07/28/2021	1,520,434
3,500,000	Bank of Montreal (Secured Overnight Financing Rate + 6.80%)	0.77%		03/10/2023	3,518,461
2,500,000	Bank of Nova Scotia (Secured Overnight Financing Rate + 0.55%)	0.63%		09/15/2023	2,502,580
3,000,000	Barclays Bank PLC	2.65%		01/11/2021	3,012,331
3,000,000	BMW Finance NV (3 Month LIBOR USD + 0.79%)	1.05%	^	08/12/2022	3,014,872
1,000,000	BP Capital Markets PLC (3 Month LIBOR USD + 0.25%)	0.51%		11/24/2020	1,000,386
500,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.31%)	0.61%		10/05/2020	500,020
1,000,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.68%)	0.91%	^	09/18/2022	1,008,556
1,500,000	Credit Agricole S.A. (3 Month LIBOR USD + 1.43%)	1.70%	^	01/10/2022	1,518,600
3,500,000	Credit Suisse AG (Secured Overnight Financing Rate + 4.50%)	0.53%		02/04/2022	3,508,320
2,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.67%)	0.92%	^	11/05/2021	2,502,312
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	1.14%	^	02/22/2022	1,003,133
2,500,000	DNB Bank ASA (3 Month LIBOR USD + 0.62%)	0.86%	^	12/02/2022	2,519,612
2,500,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	2,543,035
1,500,000	HSBC Holdings PLC	2.95%		05/25/2021	1,525,304
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	0.98%		03/02/2023	1,709,248
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.85%)	1.10%		09/13/2023	3,016,677
2,500,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.72%)	0.98%	^	05/22/2022	2,523,218
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	1.16%		01/10/2022	1,009,596
2,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	1.10%		01/10/2022	2,319,567
1,500,000	Reckitt Benckiser Treasury Services PLC (3 Month LIBOR USD + 0.56%)	0.78%	^	06/24/2022	1,505,909
3,240,000	Royal Bank of Canada (3 Month LIBOR USD + 0.47%)	0.74%		04/29/2022	3,257,394
4,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	0.94%		11/15/2021	4,024,401
1,500,000	Siemens Financieringsmaatschappij N.V. (3 Month LIBOR USD + 0.61%)	0.85%	^	03/16/2022	1,508,312

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.78%)	1.05%		07/12/2022	3,023,462
500,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 1.68%)	1.92%		03/09/2021	503,480
1,010,000	Total Capital International S.A.	2.75%		06/19/2021	1,027,892
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.22%)	1.48%	^	05/23/2023	2,022,697
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.53%)	1.78%	^	02/01/2022	2,034,920
2,000,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.86%)	1.08%	^	09/24/2021	2,007,914
2,500,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.94%)	1.20%	^	11/12/2021	2,512,702
1,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.71%)	0.94%		06/28/2022	1,009,881

	Total Foreign Corporate Bonds (Cost $65,976,808)				66,215,226

US CORPORATE BONDS 38.9%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	0.65%		03/29/2021	1,001,956
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	0.85%		03/29/2023	1,512,308
2,500,000	American Express Company	3.38%		05/17/2021	2,541,302
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	0.54%		12/10/2021	2,001,445
1,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.54%)	0.77%		06/27/2022	1,004,555
1,000,000	Bank of America Corporation (3 Month LIBOR USD + 0.65%)	0.88%		06/25/2022	1,003,647
2,500,000	Bank of America Corporation (3 Month LIBOR USD + 1.18%)	1.45%		10/21/2022	2,526,426
2,000,000	BP Capital Markets America, Inc.	4.50%		10/01/2020	2,000,000
3,500,000	Bristol-Myers Squibb Company (3 Month LIBOR USD + 0.38%)	0.66%		05/16/2022	3,513,584
2,500,000	Cargill, Inc.	3.05%	^	04/19/2021	2,537,589
1,000,000	Caterpillar Financial Services Corporation	1.70%		08/09/2021	1,012,105
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	0.84%		06/06/2022	2,516,227
1,000,000	Chevron Corporation	2.10%		05/16/2021	1,010,220
2,500,000	Cisco Systems, Inc.	2.20%		02/28/2021	2,519,718
1,000,000	Citibank NA (3 Month LIBOR USD + 0.60%)	0.85%		05/20/2022	1,002,863

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 0.87%)	0.95%		11/04/2022	1,004,083
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 1.43%)	1.68%		09/01/2023	1,017,034
2,000,000	ConocoPhillips Company (3 Month LIBOR USD + 0.90%)	1.18%		05/15/2022	2,019,569
1,000,000	DuPont de Nemours, Inc. (3 Month LIBOR USD + 0.71%)	0.99%		11/15/2020	1,000,717
2,500,000	Georgia-Pacific LLC	5.40%	^	11/01/2020	2,509,871
3,500,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	1.01%		02/23/2023	3,513,410
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.23%)	0.50%		08/19/2022	1,000,930
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.37%)	0.61%		08/08/2022	1,004,331
3,000,000	International Bank for Reconstruction & Development (Secured Overnight Financing Rate USD + 0.30%)	0.38%		08/06/2024	2,998,840
2,500,000	International Business Machines Corporation (3 Month LIBOR USD + 0.40%)	0.65%		05/13/2021	2,505,846
1,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.73%)	0.96%	^	06/27/2022	1,007,923
2,500,000	Jackson National Life Global Funding (Secured Overnight Financing Rate + 6.00%)	0.65%	^	01/06/2023	2,504,280
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.48%)	0.73%		09/08/2022	1,004,882
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.49%)	0.74%		06/13/2022	1,005,697
3,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 1.23%)	1.49%		10/24/2023	3,555,537
3,000,000	Metropolitan Life Global Funding I (Secured Overnight Financing Rate + 0.35%)	0.43%	^	09/08/2022	3,000,292
3,335,000	Morgan Stanley (3 Month LIBOR USD + 1.40%)	1.66%		10/24/2023	3,390,307
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	0.57%	^	08/06/2021	501,304
2,000,000	New York Life Global Funding (3 Month LIBOR USD + 0.44%)	0.71%	^	07/12/2022	2,011,313
3,000,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.52%)	0.77%	^	03/15/2021	2,986,277
1,010,000	Oracle Corporation	2.80%		07/08/2021	1,029,633

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,750,000	Philip Morris International, Inc.	1.88%		02/25/2021	2,760,303
1,000,000	PNC Bank (3 Month LIBOR USD + 0.45%)	0.71%		07/22/2022	1,002,930
2,500,000	PNC Bank (3 Month LIBOR USD + 3.25%)	0.58%		02/24/2023	2,503,297
2,695,000	Qualcomm, Inc. (3 Month LIBOR USD + 0.73%)	1.00%		01/30/2023	2,727,877
2,500,000	Southern California Edison Company	3.88%		06/01/2021	2,536,271
1,000,000	SunTrust Bank (3 Month LIBOR USD + 0.59%)	0.87%		05/17/2022	1,006,726
3,000,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.48%)	0.73%		09/08/2022	3,016,244
2,500,000	Truist Bank (Secured Overnight Financing Rate + 7.30%)	0.82%		03/09/2023	2,520,840
2,136,000	UnitedHealth Group, Inc.	2.13%		03/15/2021	2,154,219
1,500,000	Walmart, Inc.	3.13%		06/23/2021	1,532,740
2,160,000	Walt Disney Company	4.50%		02/15/2021	2,193,902
3,000,000	Wells Fargo & Company	2.55%		12/07/2020	3,012,312
1,000,000	Wells Fargo & Company (3 Month LIBOR USD + 0.93%)	1.18%		02/11/2022	1,002,514
2,500,000	Wells Fargo & Company (3 Month LIBOR USD + 1.23%)	1.49%		10/31/2023	2,531,661

	Total US Corporate Bonds (Cost $98,587,561)				98,777,857

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.4%
4,000,000	Federal Home Loan Banks (Secured Overnight Financing Rate USD + 5.00%)	0.12%		01/28/2021	4,000,522
5,000,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 4.00%)	0.12%		01/29/2021	5,000,486
2,250,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 7.50%)	0.15%		10/30/2020	2,250,136

	Total US Government and Agency Mortgage Backed Obligations (Cost $11,250,083)				11,251,144

SHORT TERM INVESTMENTS 30.2%

COMMERCIAL PAPER 29.4%
2,000,000	Apple, Inc.	0.00%	^	12/02/2020	1,999,695
1,500,000	Australia & New Zealand Banking Group Ltd.	0.00%	^	05/24/2021	1,498,260
1,000,000	Canadian National Railway Company	0.00%	^	10/22/2020	999,943
1,000,000	Canadian National Railway Company	0.00%	^	10/30/2020	999,912
1,000,000	Chevron Corporation	0.00%	^	03/11/2021	999,302
1,000,000	Chevron Corporation	0.00%	^	05/11/2021	998,935
1,000,000	Coca Cola Company	0.00%	^	12/01/2020	999,823
2,300,000	Coca Cola Company	0.00%	^	01/14/2021	2,299,458

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	89

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)	(Unaudited) September 30, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Emerson Electric Company	0.00%	^	10/20/2020	1,499,927
1,500,000	Exxon Mobil Corporation	0.00%		12/04/2020	1,499,710
1,500,000	Exxon Mobil Corporation	0.00%		02/26/2021	1,498,920
1,000,000	Exxon Mobil Corporation	0.00%		03/22/2021	999,159
2,500,000	Henkel Corporation	0.00%	^	03/05/2021	2,498,082
2,500,000	Hennessy Lou Vuitton	0.00%	^	12/21/2020	2,499,317
1,000,000	Honeywell International, Inc.	0.00%	^	02/08/2021	999,451
1,000,000	Honeywell International, Inc.	0.00%	^	05/20/2021	998,737
2,500,000	Johnson & Johnson	0.00%	^	11/30/2020	2,499,640
1,000,000	Johnson & Johnson	0.00%	^	12/07/2020	999,839
2,500,000	Koch Industries, Inc.	0.00%		10/14/2020	2,499,937
1,000,000	Koch Industries, Inc.	0.00%		12/01/2020	999,854
1,500,000	Komatsu Finance America, Inc.	0.00%	^	11/16/2020	1,499,802
1,500,000	Komatsu Finance America, Inc.	0.00%	^	12/08/2020	1,499,681
2,500,000	Lilly Eli & Corporation	0.00%	^	11/04/2020	2,498,680
1,000,000	LVMH Moet Hennessy Lou Vuitton	0.00%	^	12/03/2020	999,808
1,000,000	Macquarie Bank Ltd.	0.00%	^	12/17/2020	999,590
2,500,000	Macquarie Bank Ltd.	0.00%	^	02/09/2021	2,497,928
1,000,000	Metlife Short Term Funding LLC	0.00%	^	02/22/2021	999,545
1,500,000	Mitsubishi UFJ Financial Group, Inc.	0.00%	^	12/18/2020	1,499,470
1,000,000	National Bank of Canada	0.00%	^	10/06/2020	999,986
1,000,000	Nestle Captial Corporation	0.00%	^	02/24/2021	999,657
2,500,000	Nestle Captial Corporation	0.00%	^	03/01/2021	2,499,113
3,500,000	Novartis Financial Corporation	0.00%	^	10/05/2020	3,499,934
1,500,000	PACCAR Financial Corporation	0.00%		10/13/2020	1,499,954-
2,500,000	PFIZER, Inc.	0.00%	^	10/16/2020	2,499,927
1,000,000	PFIZER, Inc.	0.00%	^	11/17/2020	999,892
1,032,000	Province of British Columbia	0.00%		01/20/2021	1,031,550
2,000,000	Province of British Columbia	0.00%		03/08/2021	1,998,622
1,000,000	Province of British Columbia	0.00%		03/22/2021	999,318
2,500,000	Roche Holding, Inc.	0.00%	^	10/19/2020	2,499,910
3,000,000	Shell Finance International B.V.	0.00%	^	05/25/2021	2,994,490
2,500,000	Simon Property Group LP	0.00%	^	10/05/2020	2,499,970
1,000,000	Simon Property Group LP	0.00%	^	12/15/2020	999,723
2,000,000	Toronto-Dominion Bank	0.00%	^	10/02/2020	1,999,991
1,000,000	Toronto-Dominion Bank	0.00%	^	12/01/2020	999,766
1,000,000	Total Capital Canada Ltd.	0.00%	^	11/04/2020	999,906
2,000,000	Unilever Capital Corporation	0.00%	^	10/14/2020	1,999,945

					74,804,059

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MONEY MARKET FUNDS 0.8%
658,891	First American Government Obligations Fund - Class U	0.07%	♦		658,891
658,892	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		658,892
658,892	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		658,892

					1,976,675

	Total Short Term Investments (Cost $76,772,144)				76,780,734

	Total Investments 99.5% (Cost $252,586,596)				253,024,961
	Other Assets in Excess of Liabilities 0.5%				1,165,941

	NET ASSETS 100.0%				$254,190,902

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	38.9%
Commercial Paper	29.4%
Foreign Corporate Bonds	26.0%
US Government and Agency Mortgage Backed Obligations	4.4%
Short Term Investments	0.8%
Other Assets and Liabilities	0.5%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	37.1%
Pharmaceuticals	8.5%
Automotive	8.5%
Energy	8.1%
Insurance	4.9%
US Government and Agency Mortgage Backed Obligations	4.4%
Technology	4.2%
Diversified Manufacturing	3.9%
Food Products	3.7%
Consumer Products	2.3%
Construction	2.2%
Retailers (other than Food/Drug)	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Real Estate	1.4%
Beverage and Tobacco	1.1%
Utilities	1.0%
Pulp & Paper	1.0%
Media	0.8%
Healthcare	0.8%
Transportation	0.8%
Short Term Investments	0.8%
Chemicals/Plastics	0.4%
Other Assets and Liabilities	0.5%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2020

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.3%

	Global SC Finance SRL,
178,250	Series 2014-1A-A1	3.19%	^	07/17/2029	181,399

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	509,719
250,000	SBA Tower Trust	3.17%	^	04/15/2047	253,246

	SoFi Consumer Loan Program Trust,
8,152	Series 2017-2-A	3.28%	^	02/25/2026	8,167

	Total Asset Backed Obligations (Cost $933,013)				952,531

COLLATERALIZED LOAN OBLIGATIONS 16.0%

	AMMC Ltd.,
498,782	Series 2014-15A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.54%	^	01/15/2032	495,398

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	1.55%	^	07/15/2030	497,520

	Benefit Street Partners Ltd.,
249,597	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	1.52%	^	07/20/2029	249,859

	Crown Point Ltd.,
500,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.37%	^	07/14/2032	501,974
500,000	Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	3.01%	^	07/14/2032	501,238

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	1.61%	^	07/22/2030	498,391

	Elmwood Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	2.42%	^	04/15/2033	496,339

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	3.87%	^	07/18/2029	467,055

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	1.51%	^	05/21/2029	496,552

	Venture Ltd.,
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	1.56%	^	09/09/2030	495,624

	Whitehorse Ltd.,
1,000,000	Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.53%	^	10/15/2031	989,250

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.42%	^	01/15/2031	990,025

	Total Collateralized Loan Obligations (Cost $6,730,496)				6,679,225

FOREIGN CORPORATE BONDS 6.5%
70,000	AstraZeneca PLC	3.50%		08/17/2023	75,750
40,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	39,324
200,000	Baidu, Inc.	3.50%		11/28/2022	209,982
100,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	105,750
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	154,127
100,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	04/20/2021	100,189
65,000	Bank of Nova Scotia	0.55%		09/15/2023	64,918
65,000	BAT International Finance PLC	1.67%		03/25/2026	65,289

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	205,244
156,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	157,253
55,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	55,057
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	208,724
200,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	206,863
50,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	51,624
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	204,283
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	201,847
200,000	POSCO	2.38%		11/12/2022	205,058
250,000	Reliance Holdings, Inc.	4.13%		01/28/2025	274,844
70,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	70,967
50,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	0.57%		01/27/2023	50,167

	Total Foreign Corporate Bonds (Cost $2,652,124)				2,707,260

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.2%
100,000	Peruvian Government International Bond	2.39%		01/23/2026	104,950
200,000	Qatar Government International Bond	2.38%		06/02/2021	202,347
200,000	Saudi Government International Bond	2.88%		03/04/2023	209,209

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $502,472)				516,506

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.9%

	AREIT Trust,
231,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80%	^	09/14/2036	219,955

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20%	^	12/15/2036	208,236
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55%	^	06/15/2035	99,266

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.25%	^	09/17/2035	163,904

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.28%	#^ I/O	11/07/2036	27,996

	BX Commercial Mortgage Trust,
163,000	Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.05%	^	04/17/2034	139,690

	BX Trust,
587,827	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20%	^	07/17/2034	587,532

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.85%	#^ I/O	02/17/2033	118,296

	Citigroup Commercial Mortgage Trust,
2,872,742	Series 2014-GC19-XA	1.31%	# I/O	03/12/2047	93,334
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	2.95%	^	12/15/2036	231,301

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	91

Schedule of Investments DoubleLine Shiller Enhanced International CAPE (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust, (Cont.)
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	3.80%	^	12/15/2036	216,955

	COMM Mortgage Trust,
111,000	Series 2013-LC13-B	5.01%	#^	08/10/2046	116,764

	Commercial Mortgage Pass-Through Certificates,
100,000	Series 2015-CR25-C	4.69%	#	08/10/2048	99,086
186,000	Series 2015-DC1-C	4.45%	#	02/12/2048	177,517

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80%	^	05/15/2036	98,514

	Credit Suisse Mortgage Trust,
394,000	Series 2017-LSTK-D	3.44%	#^	04/07/2033	380,910

	DBGS Mortgage Trust,
92,814	Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15%	^	05/15/2035	91,667

	Great Wolf Trust,
111,000	Series 2019-WOLF-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.19%	^	12/15/2036	107,386

	GS Mortgage Securities Corporation Trust,
100,000	Series 2012-ALOH-A	3.55%	^	04/12/2034	100,957
186,000	Series 2020-UPTN-F	3.35%	#^	03/12/2037	168,218

	GS Mortgage Securities Trust,
312,000	Series 2014-GC26-D	4.66%	#^	11/13/2047	194,606
6,057,966	Series 2016-GS4-XA	0.68%	# I/O	11/15/2049	138,737

	HPLY Trust,
190,146	Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15%	^	11/17/2036	178,469

	Hunt Ltd.,
190,000	Series 2018-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50%	^	08/17/2028	183,065

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.88%	#^	01/07/2031	290,778
104,000	Series 2018-WPT-EFX	5.54%	^	07/08/2033	101,605
300,000	Series 2018-WPT-FFX	5.54%	^	07/08/2033	286,805

	JPMBB Commercial Mortgage Securities Trust,
100,000	Series 2015-C28-B	3.99%		10/19/2048	102,090

	MFT Trust,
186,000	Series 2020-ABC-D	3.59%	#^	02/12/2042	173,294

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35%	^	11/15/2034	74,411
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	11/15/2034	153,737
15,277,000	Series 2017-ASHF-XCP	0.00%	#^ I/O	11/15/2024	15
111,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75%	^	11/15/2034	108,332

	SLIDE,
8,255,590	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	16,887

	Wells Fargo Commercial Mortgage Trust,
6,547,461	Series 2015-NXS2-XA	0.81%	# I/O	07/17/2058	176,742
5,162,088	Series 2015-P2-XA	1.08%	# I/O	12/17/2048	183,201

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $6,498,936)				5,810,258

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 16.8%

	Alternative Loan Trust,
482,750	Series 2005-64CB-1A10	5.75%		12/25/2035	478,137

	Bayview Opportunity Master Fund Trust,
359,954	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	366,653

	Citigroup Mortgage Loan Trust,
203,686	Series 2006-AR2-1A2	3.88%	#	03/25/2036	193,548

	CSMC Trust,
372,916	Series 2018-RPL7-A1	4.00%	^	08/26/2058	382,445
674,629	Series 2019-RPL9-A1	3.32%	#^	10/25/2059	679,478

	Deephaven Residential Mortgage Trust,
59,266	Series 2017-1A-A1	2.73%	#^	12/26/2046	59,481
59,266	Series 2017-1A-A2	2.93%	#^	12/26/2046	59,517

	Legacy Mortgage Asset Trust,
394,860	Series 2019-GS5-A1	3.20%	^§	05/25/2059	399,187

	OBX Trust,
700,374	Series 2020-EXP2-A3	2.50%	#^	05/25/2060	714,834

	PRPM LLC,
370,684	Series 2019-3A-A1	3.35%	^§	07/25/2024	370,229

	RALI Trust,
1,169,010	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		06/25/2037	811,411

	Velocity Commercial Capital Loan Trust,
613,847	Series 2018-2-A	4.05%	#^	10/25/2048	624,589

	Vericrest Opportunity Loan Trust,
543,074	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	544,060
221,827	Series 2020-NPL5-A1A	2.98%	^§	03/25/2050	222,066

	Verus Securitization Trust,
130,270	Series 2017-1A-A2	3.16%	#^	01/25/2047	130,895

	VOLT LLC,
400,297	Series 2020-NPL1-A1A	3.23%	^§	01/25/2050	401,753
555,344	Series 2020-NPL4-A1	2.98%	^§	03/25/2050	555,146

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $6,951,936)				6,993,429

US CORPORATE BONDS 6.7%
65,000	AbbVie, Inc.	2.30%	^	11/21/2022	67,289
60,000	American Express Company	3.70%		11/05/2021	61,983
60,000	Anthem, Inc.	2.50%		11/21/2020	60,180
60,000	AT&T, Inc.	4.45%		04/01/2024	67,140
65,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2024	65,297
35,000	BB&T Corporation	2.20%		03/16/2023	36,431
65,000	Bristol-Myers Squibb Company	2.60%		05/16/2022	67,457
10,000	Capital One Financial Corporation	2.40%		10/30/2020	10,000
60,000	Capital One Financial Corporation	3.20%		01/30/2023	63,379
65,000	Cardinal Health, Inc.	2.62%		06/15/2022	67,124
65,000	Carrier Global Corporation	1.92%	^	02/15/2023	66,912
65,000	Cigna Corporation	3.40%		09/17/2021	66,911
65,000	Cintas Corporation	2.90%		04/01/2022	67,262
95,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.27%		06/01/2024	95,545
75,000	Crown Castle International Corporation	1.35%		07/15/2025	75,884
26,000	CVS Health Corporation	3.70%		03/09/2023	27,860
20,000	Dollar Tree, Inc.	4.00%		05/15/2025	22,588
40,000	DOLLAR TREE, Inc.	3.70%		05/15/2023	43,039
5,000	DTE Energy Company	2.25%		11/01/2022	5,171
30,000	DTE Energy Company	2.53%		10/01/2024	31,923
25,000	DTE Energy Company	1.05%		06/01/2025	25,075

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
50,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	57,521
65,000	eBay, Inc.	2.75%		01/30/2023	68,191
65,000	Entergy Corporation	0.90%		09/15/2025	64,988
50,000	Exxon Mobil Corporation	1.57%		04/15/2023	51,470
35,000	Honeywell International, Inc.	0.48%		08/19/2022	35,060
65,000	Hyundai Capital America	2.85%	^	11/01/2022	67,257
60,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	62,365
70,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	1.42%		12/29/2021	70,069
50,000	McDonald’s Corporation	2.63%		01/15/2022	51,473
65,000	Microchip Technology, Inc.	3.92%		06/01/2021	66,429
20,000	Micron Technology, Inc.	2.50%		04/24/2023	20,785
35,000	Mondelez International, Inc.	0.63%		07/01/2022	35,142
5,000	Mondelez International, Inc.	3.63%		05/07/2023	5,419
65,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.19%		07/22/2022	65,306
60,000	Omnicom Capital, Inc.	3.63%		05/01/2022	62,860
20,000	ORACLE Corporation	2.50%		04/01/2025	21,462
85,000	PayPal Holdings, Inc.	2.20%		09/26/2022	87,905
105,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	111,501
45,000	Prudential Financial, Inc.	3.50%		05/15/2024	49,839
65,000	PSEG Power LLC	3.85%		06/01/2023	69,981
60,000	Republic Services, Inc.	2.50%		08/15/2024	63,888
35,000	Royalty Pharma PLC	0.75%	^	09/02/2023	34,930
45,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	48,891
50,000	Simon Property Group LP	2.00%		09/13/2024	51,584
35,000	Target Corporation	2.90%		01/15/2022	36,218
95,000	Union Pacific Corporation	3.20%		06/08/2021	96,885
35,000	Valero Energy Corporation	1.20%		03/15/2024	34,881
75,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.38%		05/15/2025	76,700
65,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	66,238
60,000	Welltower, Inc.	3.63%		03/15/2024	64,922

	Total US Corporate Bonds (Cost $2,730,868)				2,794,610

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 9.3%

	Federal Home Loan Mortgage Corporation,
1,459,060	Series 3312-FJ (1 Month LIBOR USD + 0.22%, 0.22% Floor, 7.00% Cap)	0.37%		07/15/2036	1,456,144
1,529,119	Series 3747-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		10/15/2040	1,542,953

	Federal National Mortgage Association,
861,271	Series 2013-74-YA	3.00%		05/25/2042	904,906

	Total US Government and Agency Mortgage Backed Obligations (Cost $3,820,613)				3,904,003

US GOVERNMENT AND AGENCY OBLIGATIONS 19.6%
1,800,000	United States Treasury Notes	2.63%	‡	05/15/2021	1,827,887
2,710,000	United States Treasury Notes	1.50%		09/30/2021	2,746,477
1,140,000	United States Treasury Notes	1.38%	‡	01/31/2022	1,158,837
1,140,000	United States Treasury Notes	0.13%		05/15/2023	1,139,332
470,000	United States Treasury Notes	2.25%		12/31/2023	501,670
200,000	United States Treasury Notes	0.38%		07/31/2027	198,937
550,000	United States Treasury Notes	1.50%		02/15/2030	593,312

	Total US Government and Agency Obligations (Cost $8,168,217)				8,166,452

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 6.2%
281,035	DoubleLine Floating Rate Fund (Class I)				2,602,382

	Total Affiliated Mutual Funds (Cost $2,782,244)				2,602,382

SHORT TERM INVESTMENTS 0.4%
59,089	First American Government Obligations Fund - Class U	0.07%	♦		59,089
59,089	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		59,089
59,090	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		59,090

	Total Short Term Investments (Cost $177,268)				177,268

	Total Investments 98.9% (Cost $41,948,187)				41,303,924
	Other Assets in Excess of Liabilities 1.1%				443,030

	NET ASSETS 100.0%				$41,746,954

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.8%
Collateralized Loan Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	13.9%
US Government and Agency Mortgage Backed Obligations	9.3%
US Corporate Bonds	6.7%
Foreign Corporate Bonds	6.5%
Affiliated Mutual Funds	6.2%
Asset Backed Obligations	2.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Short Term Investments	0.4%
Other Assets and Liabilities	1.1%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	16.8%
Collateralized Loan Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	13.9%
US Government and Agency Mortgage Backed Obligations	9.4%
Affiliated Mutual Funds	6.2%
Banking	3.2%
Asset Backed Obligations	2.3%
Energy	1.5%
Utilities	1.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Transportation	1.0%
Technology	1.0%
Pharmaceuticals	0.7%
Chemicals/Plastics	0.6%
Healthcare	0.5%
Telecommunications	0.5%
Building and Development (including Steel/Metals)	0.5%
Short Term Investments	0.4%
Insurance	0.3%
Real Estate	0.3%
Diversified Manufacturing	0.2%
Retailers (other than Food/Drug)	0.2%
Commercial Services	0.2%
Industrial Equipment	0.2%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	93

Schedule of Investments DoubleLine Shiller Enhanced International CAPE (Cont.)	(Unaudited) September 30, 2020

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Automotive	0.2%
Beverage and Tobacco	0.2%
Environmental Control	0.1%
Media	0.1%
Food Service	0.1%
Food Products	0.1%
Finance	0.1%
Other Assets and Liabilities	1.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

†	Perpetual Maturity

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

‡	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	10/29/2021	9,600,000 EUR	—
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/30/2020	100,000 EUR	(3,353)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/30/2021	18,200,000 EUR	(279,517)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	01/29/2021	9,000,000 EUR	(837,854)

							$(1,120,724)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered			Value		Currency to be Received			Value	Unrealized Appreciation (Depreciation)
06/09/2021	Goldman Sachs	48,308,701	USD	$48,308,701		42,400,000	EUR	$50,000,590	$1,691,889
06/09/2021	Barclays Capital, Inc.	680,355	USD	680,355		600,000	EUR	707,556	27,201
06/09/2021	JP Morgan Securities LLC	1,500,000	EUR	1,768,889		1,777,918	USD	1,777,918	9,029
06/09/2021	JP Morgan Securities LLC	350,135	USD	350,135		300,000	EUR	353,778	3,643
06/09/2021	Barclays Capital, Inc.	1,000,000	EUR	1,179,259		1,176,406	USD	1,176,406	(2,853)
06/09/2021	Goldman Sachs	3,900,000	EUR	4,599,111		4,524,726	USD	4,524,726	(74,385)

				$56,886,450				$58,540,974	$1,654,524

EUR	Euro

USD	US Dollar

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Floating Rate Fund (Class I)	$2,371,933	$—	$—	281,035	$2,602,382	$230,449	$51,762	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	95

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.2%

	AASET Ltd.,
513,749	Series 2018-1A-A	3.84%	^	01/16/2038	475,439

	Affirm Asset Securitization Trust,
400,000	Series 2020-A-A	2.10%	^	02/18/2025	400,958

	Affirm Asset Securitization Trust,
450,744	Series 2020-Z1-A	3.46%	^	10/15/2024	453,934

	Castlelake Aircraft Securitization Trust,
831,265	Series 2019-1A-A	3.97%	^	04/15/2039	768,663

	CPS Auto Receivables Trust,
36,229	Series 2019-B-A	2.89%	^	05/16/2022	36,265

	Foundation Finance Trust,
284,376	Series 2019-1A-A	3.86%	^	11/15/2034	293,527

	Freed Trust,
642,342	Series 2020-3FP-A	2.40%	^	09/20/2027	643,901

	Genesis Private Label Amortizing Trust,
664,761	Series 2020-1-A	2.08%	^	07/20/2030	665,635

	GLS Auto Receivables Issuer Trust,
435,951	Series 2020-2A-A	1.58%	^	08/15/2024	440,266

	Kabbage Funding LLC,
29,081	Series 2019-1-A	3.83%	^	03/15/2024	28,977

	Marlette Funding Trust,
500,000	Series 2020-2A-B	1.83%	^	09/16/2030	502,351

	Mosaic Solar Loan Trust,
475,127	Series 2020-1A-A	2.10%	^	04/20/2046	486,866

	Oxford Finance Funding LLC,
500,000	Series 2020-1A-A2	3.10%	^	02/15/2028	508,673

	SoFi Consumer Loan Program Trust,
241,506	Series 2019-1-A	3.24%	^	02/25/2028	243,958

	Stack Infrastructure Issuer LLC,
246,042	Series 2019-1A-A2	4.54%	^	02/25/2044	265,724

	START Ireland,
329,827	Series 2019-1-A	4.09%	^	03/15/2044	310,357

	Upstart Securitization Trust,
296,532	Series 2019-3-A	2.68%	^	01/21/2030	299,091

	Total Asset Backed Obligations (Cost $6,878,894)				6,824,585

BANK LOANS 4.9%

	1011778 B.C. Unlimited Liability Company,
104,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	100,403

	Access CIG LLC,
24,746	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		02/27/2025	24,271

	AlixPartners LLP,
108,872	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		04/04/2024	106,456

	Almonde, Inc.,
10,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	9,445

	American Airlines, Inc.,
29,214	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		12/14/2023	24,148

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
13,217	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%	09/02/2024	11,356
1,634	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%	09/02/2024	1,404

	Applied Systems, Inc.,
69,821	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%	09/19/2024	69,533

	Aramark Services, Inc.,
115,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%	03/11/2025	110,400

	Ascend Learning LLC,
65,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	07/12/2024	64,309

	Asplundh Tree Expert LLC,
30,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%	09/07/2027	30,006

	AssuredPartners, Inc.,
104,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%	02/12/2027	101,638

	Asurion LLC,
69,631	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%	11/03/2023	68,724

	Avaya, Inc.,
8,920	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%	12/16/2024	8,888

	Avaya, Inc.,
11,080	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	12/15/2027	10,841

	Axalta Coating Systems Dutch Holding B.B.V.,
104,387	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.06%	06/21/2024	102,169

	Bass Pro Group LLC,
24,872	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%	12/15/2023	24,701

	BJ’s Wholesale Club, Inc.,
92,995	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%	02/02/2024	91,547

	Blackhawk Network Holdings, Inc.,
38,410	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%	06/16/2025	36,351

	Blackstone CQP Holdco LP,
44,661	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.73%	09/30/2024	43,790

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Brand Energy & Infrastructure Services, Inc.,
29,807	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		07/30/2024	27,844

	Buckeye Partners LP,
39,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		11/30/2026	39,137

	Caesars Resort, Senior Secured First Lien Term Loan
16,750	(1 Month LIBOR USD + 4.50%)	4.65%		07/21/2025	16,259
8,250	(3 Month LIBOR USD + 4.50%)	4.77%		07/21/2025	8,008

	Camelot Finance SA,
50,000	Senior Secured First Lien Term Loan	4.00%	±	10/31/2026	49,844

	Castle US Holding Corporation,
64,864	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.97%		01/29/2027	62,536

	Cengage Learning, Inc.,
24,742	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	20,756

	CenturyLink, Inc.,
74,624	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/15/2027	71,859

	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
67,009	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	65,705
2,072	(1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	2,032

	Charter NEX US, Inc.,
29,423	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/16/2024	28,804

	Clear Channel Outdoor Holdings, Inc.,
4,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		08/07/2026	4,524

	ClubCorporationHoldings, Inc.,
19,847	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.06%		08/16/2024	17,052

	Cornerstone OnDemand, Inc.,
35,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		04/22/2027	34,985

	Cvent, Inc.,
59,542	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/29/2023	54,119

	Datatel,
60,000	Senior Secured First Lien Term Loan	4.50%	±	10/06/2027	59,700

	Deerfield Holdings Corporation,
74,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	74,532

	Diamond B.V.,
19,796	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		09/06/2024	18,584

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Dun & Bradstreet Corporation,
74,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.89%	02/06/2026	73,991

	E.W. Scripps Company,
74,623	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%	05/01/2026	72,933

	Envision Healthcare Corporation,
24,811	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%	10/10/2025	18,023

	Equinox Holdings, Inc.,
19,659	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%	03/08/2024	15,264
	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan
39,881	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	12/29/2023	39,096
3,468	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	0.00%	12/29/2023	3,400

	Flexential Intermediate Corporation,
14,885	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%	08/01/2024	12,838

	Formula One Management Ltd.,
105,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%	02/01/2024	102,288

	Froneri US, Inc.,
74,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%	01/29/2027	72,074

	Gentiva Health Services, Inc.,
74,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.44%	07/02/2025	73,226

	Getty Images, Inc.,
19,635	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%	02/19/2026	18,417

	Go Daddy Operating Co LLC,
34,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%	08/10/2027	34,476

	Go Daddy Operating Company LLC,
104,282	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	02/15/2024	102,547

	Golden Nugget, Inc.,
	Senior Secured First Lien Term Loan
35,002	(2 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%	10/04/2023	31,443
29,816	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%	10/04/2023	26,784

	GrafTech Finance, Inc.,
24,137	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	02/12/2025	23,926

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	97

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Graham Packaging Company, Inc.,
35,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	08/04/2027	34,864

	Gray Television, Inc.,
105,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%	01/02/2026	103,425

	Harbor Freight Tools USA, Inc.,
104,731	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%	08/18/2023	103,413

	HC Group Holdings, Inc.,
64,837	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.65%	08/06/2026	64,405

	H-Food Holdings LLC,
29,734	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.84%	05/17/2025	28,991

	Hilton Worldwide Finance LLC,
25,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.93%	06/22/2026	24,183

	Hyland Software, Inc.,
114,041	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	07/01/2024	113,732

	Illuminate Buyer LLC,
35,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.31%	06/30/2027	34,785

	Informatica LLC,
49,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%	02/25/2027	48,956

	Intelsat Jackson Holdings S.A.,
6,766	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%&	07/14/2021	6,904

	Intelsat Jackson Holdings S.A.,
45,000	Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%	11/30/2023	45,375

	ION Trading Technologies SARL,
9,897	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%	11/21/2024	9,754

	IRB Holding Corporation,
64,127	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/05/2025	61,393

	Iron Mountain Information Management LLC,
109,439	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%	01/02/2026	105,608

	JBS USA Lux S.A.,
104,470	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.07%	05/29/2026	101,976

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
104,472	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		09/19/2026	101,077

	Kestrel Bidco, Inc.,
29,725	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		08/07/2026	25,909

	Klockner-Pentaplast of America, Inc.,
4,911	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	4,784

	Kronos Acquisition Holdings, Inc.,
29,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		08/26/2022	29,836

	Level 3 Financing, Inc.,
110,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	106,769

	Lineage Logistics LLC,
69,643	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	68,849

	Mavis Tire Express Services Corporation,
19,802	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.56%		02/20/2025	18,849

	Milano Acquisition Corporation,
50,000	Senior Secured First Lien Term Loan	4.75%	±	08/17/2027	49,594

	Mister Car Wash Holdings, Inc.,
29,724	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.38%		05/14/2026	28,235

	MLN US HoldCo LLC,
14,887	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	12,793

	Numericable U.S. LLC,
65,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		08/14/2026	63,381

	Numericable U.S. LLC,
34,913	Pacific Gas and Electric Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/23/2025	34,272

	Panther BF Aggregator LP,
24,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		04/30/2026	24,178

	Parexel International Corporation,
65,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		09/27/2024	62,522

	PetSmart, Inc.,
57,447	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.00%		03/10/2022	57,405

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Playtika Holding Corporation,
15,000	Senior Secured First Lien Term Loan	7.00%	±	12/10/2024	15,041

	Project Alpha Intermediate Holding, Inc.,
79,794	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/26/2024	78,647

	Radiate Holdco LLC,
55,000	Senior Secured First Lien Term Loan	3.65%	±	09/25/2026	54,156

	RegionalCare Hospital Partners Holdings, Inc.,
35,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/14/2025	34,074

	Sedgwick Claims Management Services, Inc.,
59,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		08/07/2026	58,546

	Select Medical Corporation,
70,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	2.78%		03/06/2025	68,381

	Solenis International LP, Senior Secured First Lien Term Loan
5,805	(3 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	5,690
38,852	(1 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	38,079

	Sophia LP,
99,798	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/30/2022	99,507

	Sotera Health Holdings LLC,
59,700	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	59,526

	Surf Holdings LLC,
74,813	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		03/05/2027	73,396

	Team Health Holdings, Inc.,
14,884	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	12,550

	Tech Data Corporation,
45,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.64%		06/26/2025	45,377

	Tempo Acquisition LLC,
65,689	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	63,903

	The Edelman Financial Center LLC,
74,620	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%		07/21/2025	72,248

	Thyssenkrupp Elevator,
85,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.57%		09/30/2027	84,454

	TIBCO Software Inc,
69,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		06/30/2026	68,317

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Titan Acquisition Ltd.,
24,781	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.36%		03/28/2025	23,489

	TKC Holdings, Inc.,
34,649	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	32,625

	UFC Holdings LLC,
74,611	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		04/29/2026	73,516

	Ultimate Software Group,
59,673	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		05/04/2026	59,267
45,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		06/23/2025	44,955

	United Natural Foods, Inc.,
14,282	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		10/22/2025	13,969

	VS Buyer LLC,
64,837	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		02/26/2027	64,027

	Web.Com Group, Inc.,
25,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		10/10/2025	24,266

	Zayo Group Holdings, Inc.,
74,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		03/09/2027	72,586

	Total Bank Loans (Cost $5,358,577)				5,334,195

COLLATERALIZED LOAN OBLIGATIONS 14.5%

	AMMC Ltd.,
498,782	Series 2014-15A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.54%	^	01/15/2032	495,398

	CBAM Ltd.,
500,000	Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.32%	^	04/20/2032	500,273

	CFIP Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	1.61%	^	04/20/2029	996,007

	CIFC Funding Ltd.,
500,000	Series 2012-2RA-A2 (3 Month LIBOR USD + 1.25%)	1.52%	^	01/20/2028	489,894

	Crown Point Ltd.,
1,000,000	Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.37%	^	07/14/2032	1,003,948

	Crown Point Ltd.,
1,000,000	Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	3.01%	^	07/14/2032	1,002,476

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	99

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2017-1A-A1B (3 Month LIBOR USD + 1.28%)	1.52%	^	06/25/2029	995,966

	KVK Ltd.,
746,810	Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	1.17%	^	01/14/2028	741,558

	Madison Park Funding Ltd.,
500,000	Series 2012-10A-BR2 (3 Month LIBOR USD + 1.80%)	2.07%	^	01/22/2029	500,955

	Midocean Credit Partners,
1,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	1.40%	^	02/20/2031	987,502

	Ocean Trails,
989,121	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.55%	^	10/14/2031	978,295

	OCP Ltd.,
1,000,000	Series 2020-18A-A (3 Month LIBOR USD + 1.80%)	2.05%	^	04/22/2030	1,005,532

	OFSI Fund Ltd.,
36,285	Series 2014-7A-AR (3 Month LIBOR USD + 0.90%)	1.17%	^	10/19/2026	36,313
1,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43%	^	07/15/2031	991,515

	Shackleton Ltd.,
775,000	Series 2015-7RA-A1 (3 Month LIBOR USD + 1.17%)	1.45%	^	07/15/2031	764,063

	Sound Point Ltd.,
1,250,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.42%	^	07/18/2031	1,238,358

	Steele Creek Ltd.,
400,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	1.53%	^	10/15/2030	395,205
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.48%	^	04/15/2032	901,626

	Wellfleet Ltd.,
500,000	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	1.33%	^	10/20/2029	492,875

	Wind River Ltd.,
981,859	Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	1.50%	^	10/18/2030	973,927
500,000	Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	2.38%	^	04/15/2031	500,182

	Total Collateralized Loan Obligations (Cost $15,859,422)				15,991,868

FOREIGN CORPORATE BONDS 7.7%
25,000	AstraZeneca PLC	2.38%		06/12/2022	25,789
160,000	AstraZeneca PLC	3.50%		08/17/2023	173,144
100,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	98,311
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	200,674

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Baidu, Inc.	3.50%		11/28/2022	209,982
200,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	211,500
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	154,126
200,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	^	09/14/2025	203,000
200,000	Banistmo S.A.	3.65%		09/19/2022	202,875
185,000	Bank of Nova Scotia	0.55%		09/15/2023	184,767
175,000	BAT International Finance PLC	1.67%		03/25/2026	175,778
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	199,000
200,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	205,244
200,000	CNOOC Finance Ltd.	3.00%		05/09/2023	209,868
200,000	CNPC General Capital Ltd.	3.40%		04/16/2023	211,449
200,000	Credicorp Ltd.	2.75%	^	06/17/2025	202,800
250,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	251,546
156,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	157,253
200,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	164,523
112,230	ENA Norte Trust	4.95%		04/25/2028	113,213
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,778
155,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	155,161
200,000	GrupoSura Finance S.A.	5.70%		05/18/2021	206,725
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	208,724
47,494	Interoceanica Finance Ltd.	0.00%		11/30/2025	44,466
200,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	206,863
200,000	Korea Electric Power Corporation	1.13%	^	06/15/2025	201,270
200,000	LG Chem Ltd.	3.25%		10/15/2024	215,542
135,000	Macquarie Bank Ltd.	2.10%	^	10/17/2022	139,384
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	204,283
200,000	Multibank, Inc.	4.38%		11/09/2022	203,803
200,000	NongHyup Bank	1.25%	^	07/20/2025	202,161
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	201,847
200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	^	09/10/2030	199,745
200,000	Petronas Capital Ltd.	3.13%		03/18/2022	206,234
200,000	POSCO	2.38%		11/12/2022	205,058
200,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	214,017
250,000	Reliance Holdings, Inc.	4.13%		01/28/2025	274,844
200,000	Saudi Arabian Oil Company	2.75%		04/16/2022	205,006
180,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	182,487
200,000	Telefonica Chile S.A.	3.88%		10/12/2022	210,350
250,000	Temasek Financial Ltd.	2.38%		01/23/2023	260,922
185,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	0.57%		01/27/2023	185,620
200,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	164,125
200,000	UPL Corporation	3.25%		10/13/2021	202,739

	Total Foreign Corporate Bonds (Cost $8,279,871)				8,461,996

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.9%
200,000	Abu Dhabi Government International Bond	2.50%	^	04/16/2025	213,192
100,000	Peruvian Government International Bond	2.39%		01/23/2026	104,950
200,000	Qatar Government International Bond	2.38%		06/02/2021	202,347
200,000	Saudi Government International Bond	2.88%		03/04/2023	209,209
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	257,457

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $964,092)				987,155

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.4%

	Arbor Multifamily Mortgage Securities Trust,
2,519,586	Series 2020-MF1-XA	1.09%	#^ I/O	05/16/2053	178,508

	Arbor Realty Ltd.,
100,000	Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.85%	^	05/15/2037	97,750
100,000	Series 2020-FL1 (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.95%	^	02/15/2035	97,228

	Atrium Hotel Portfolio Trust,
1,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55%	^	06/15/2035	863,185

	BANK,
294,000	Series 2018-BN10-C	4.16%	#	02/17/2061	296,417

	BBCMS Mortgage Trust,
294,000	Series 2017-DELC-B (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.18%	^	08/15/2036	278,807

	BDS Ltd.,
100,000	Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90%	^	08/15/2036	97,558

	Benchmark Mortgage Trust,
174,000	Series 2019-B12-TCB	3.55%	#^	08/16/2052	170,876
221,000	Series 2020-B17-C	3.37%	#	03/17/2053	220,590

	BFLD,
190,000	Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	1.49%	^	10/16/2034	179,779

	BHP Trust,
261,000	Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.92%	^	08/15/2036	241,219

	BX Commercial Mortgage Trust,
680,540	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.13%	^	09/15/2037	535,289

	BX Trust,
200,000	Series 2019-OC11-E	4.08%	#^	12/11/2041	182,058

	BXMT Ltd.,
231,000	Series 2020-FL2-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.05%	^	02/16/2037	227,160

	Carbon Capital Commercial Mortgage Trust,
244,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00%	^	11/18/2021	213,998

	CFCRE Commercial Mortgage Trust,
338,000	Series 2016-C6-C	4.35%	#	11/15/2049	320,622

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
226,000	Series 2019-SMRT-E	4.90%	#^	01/11/2036	227,468

	CLNC Ltd.,
194,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.71%	^	08/20/2035	189,989
100,000	Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06%	^	08/20/2035	97,343
277,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.06%	^	08/17/2035	253,587

	COMM Mortgage Trust,
229,000	Series 2013-LC13-B	5.01%	#^	08/10/2046	240,891

	Commercial Mortgage Pass-Through Certificates,
172,000	Series 2015-CR25-C	4.69%	#	08/10/2048	170,429

	Commercial Mortgage Trust,
294,000	Series 2016-GCT-D	3.58%	#^	08/10/2029	294,778

	Credit Suisse Mortgage Capital Certificates,
174,000	Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80%	^	05/15/2036	171,415

	CSAIL Commercial Mortgage Trust,
202,000	Series 2020-C19-C	3.73%	#	03/15/2053	201,363
3,594,077	Series 2020-C19-XA	1.24%	# I/O	03/17/2053	302,386

	CSMC Trust,
222,000	Series 2020-NET-D	3.83%	#^	08/15/2037	223,441

	DBGS Mortgage Trust,
161,496	Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15%	^	05/15/2035	159,500

	Exantas Capital Corporation Ltd.,
100,000	Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90%	^	03/15/2035	98,632

	FREMF Mortgage Trust,
209,873	Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06%	^	06/25/2025	201,035

	Great Wolf Trust,
229,000	Series 2019-WOLF-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.19%	^	12/15/2036	221,544

	Greystone Commercial Real Estate Notes,
100,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75%	^	09/15/2037	97,600
256,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.56%	^	09/15/2037	240,256

	GS Mortgage Securities Corporation Trust,
217,000	Series 2012-ALOH-A	3.55%	^	04/12/2034	219,077
244,000	Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40%	^	07/16/2035	227,538
221,000	Series 2019-BOCA-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35%	^	06/15/2038	216,442

	GS Mortgage Securities Trust,
187,000	Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75%	^	08/16/2032	166,152
1,938,655	Series 2020-GC47-XA	1.25%	# I/O	05/14/2053	175,632

	GS MTG SECS TR,
503,000	Series 2015-GC32-C	4.57%	#	07/10/2048	497,113

	GSCG Trust,
261,000	Series 2019-600C-E	4.12%	#^	09/06/2034	255,642

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	101

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HPLY Trust,
206,537	Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	11/17/2036	180,137

	JP Morgan Chase Commercial Mortgage Securities Corporation,
224,000	Series 2014-C20-B	4.40%	#	07/15/2047	234,357
279,000	Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.50%	^Þ	11/15/2035	207,855

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.85%	#^	02/16/2046	536,149
174,000	Series 2011-C4-C	5.53%	#^	07/17/2046	175,428
201,000	Series 2020-NNN-EFX	3.97%	^	01/16/2037	193,004

	JPMBB Commercial Mortgage Securities Trust,
700,000	Series 2014-C23-D	4.12%	#^	09/17/2047	602,463
174,000	Series 2015-C28-B	3.99%		10/19/2048	177,637

	LoanCore Issuer Ltd.,
100,000	Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85%	^	05/15/2036	96,250

	Morgan Stanley Capital Trust,
750,000	Series 2014-150E-F	4.44%	#^	09/13/2032	706,979
229,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75%	^	11/15/2034	223,496
294,000	Series 2019-NUGS-E (1 Month LIBOR USD + 2.24%, 0.37% Floor)	3.74%	^	12/15/2036	284,406

	MSCG Trust,
295,000	Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20%	^	10/15/2037	280,056

	Natixis Commercial Mortgage Securities Trust,
172,000	Series 2020-2PAC-MSK1	3.36%	#^	12/17/2036	167,766

	NLY Commercial Mortgage Trust,
100,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	02-15-2036	99,100

	UBS Commercial Mortgage Trust,
221,000	Series 2017-C6-C	4.60%	#	12/16/2050	213,918
232,000	Series 2018-C9-C	5.05%	#	03/15/2051	228,175

	Wells Fargo Commercial Mortgage Trust,
174,000	Series 2015-LC20-B	3.72%		04/15/2050	181,727
202,000	Series 2016-C33-D	3.12%	^	03/17/2059	174,841
3,532,071	Series 2019-C49-XA	1.45%	# I/O	03/15/2052	297,396
174,000	Series 2020-C56-C	3.87%	#	06/17/2053	178,866

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $15,417,696)				14,790,303

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 20.9%

	Ajax Mortgage Loan Trust,
1,344,358	Series 2018-E-A	4.38%	#^	06/25/2058	1,392,355

	Angel Oak Mortgage Trust LLC,
340,367	Series 2020-6-A3	1.78%	#^	05/25/2065	342,917

	Citigroup Mortgage Loan Trust,
545,734	Series 2020-EXP1-A1A	1.80%	#^	04/25/2060	550,218

	CSMC Trust,
1,000,000	Series 2020-SPT1-A2	2.30%	^§	04/25/2065	1,002,590

	Ellington Financial Mortgage Trust,
1,704,744	Series 2020-1-A1	2.01%	#^	05/25/2065	1,729,462

	HMIR,
275,871	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.80%	^	05/25/2029	273,311

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Legacy Mortgage Asset Trust,
577,766	Series 2020-GS3-A1	3.25%	^§	05/25/2060	578,952
580,913	Series 2020-GS4-A1	3.25%	^§	02/25/2060	590,476

	New Residential Mortgage Loan Trust,
1,239,893	Series 2020-RPL2-A1	3.58%	#^	08/25/2025	1,241,595

	OBX Trust,
933,832	Series 2020-EXP2-A3	2.50%	#^	05/25/2060	953,113

	Pretium Mortgage Credit Partners LLC,
663,381	Series 2019-1A-A1	4.50%	^§	01/25/2024	669,625
1,019,692	Series 2019-NPL2-A1	3.84%	^§	12/30/2058	1,023,492
1,203,689	Series 2020-NPL1-A1	2.86%	^§	05/29/2059	1,200,483
582,971	Series 2020-NPL2-A1	3.72%	^§	02/25/2060	584,904

	PRPM LLC,
549,436	Series 2019-3A-A1	3.35%	^§	07/25/2024	548,762
700,000	Series 2020-3-A1	2.86%	^§	09/25/2025	699,988

	RALI Trust,
935,208	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		06/25/2037	649,129

	Starwood Mortgage Residential Trust,
1,542,667	Series 2020-3-A1	1.49%	#^	04/25/2065	1,550,601

	VCAT LLC,
1,226,649	Series 2020-NPL1-A1	3.67%	^§	08/25/2050	1,228,372

	Velocity Commercial Capital Loan Trust,
977,629	Series 2019-3-M3	3.38%	#^	10/25/2049	916,737

	Vericrest Opportunity Loan Trust,
930,984	Series 2020-NPL2-A1A	2.98%	^§	02/25/2050	932,674

	Vista Point Securitization Trust.
728,917	Series 2020-1-A2	1.99%	#^	04/25/2065	731,206

	Wells Fargo Mortgage Backed Securities Trust,
2,411,723	Series 2007-15-A1	6.00%		11/25/2037	2,442,425
1,226,606	Series 2007-AR6-A1	3.04%	#	10/25/2037	1,183,008

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $22,796,091)				23,016,395

US CORPORATE BONDS 6.8%
180,000	AbbVie, Inc.	2.30%	^	11/21/2022	186,340
175,000	American Express Company	3.70%		11/05/2021	180,782
130,000	Anthem, Inc.	2.50%		11/21/2020	130,391
50,000	Anthem, Inc.	3.30%		01/15/2023	52,994
165,000	AT&T, Inc.	4.45%		04/01/2024	184,635
185,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2024	185,845
95,000	BB&T Corporation	2.20%		03/16/2023	98,885
175,000	Bristol/Myers Squibb Company	2.60%		05/16/2022	181,615
60,000	Capital One Financial Corporation	2.40%		10/30/2020	60,000
120,000	Capital One Financial Corporation	3.20%		01/30/2023	126,757
180,000	Cardinal Health, Inc.	2.62%		06/15/2022	185,881
180,000	Carrier Global Corporation	1.92%	^	02/15/2023	185,295
180,000	Cigna Corporation	3.40%		09/17/2021	185,293
176,000	Cintas Corporation	2.90%		04/01/2022	182,126
280,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.27%		06/01/2024	281,607
185,000	Crown Castle International Corporation	1.35%		07/15/2025	187,180
80,000	CVS Health Corporation	3.70%		03/09/2023	85,722
70,000	Dollar Tree, Inc.	4.00%		05/15/2025	79,059
10,000	DOLLAR TREE, Inc.	3.70%		05/15/2023	107,597
20,000	DTE Energy Company	2.25%		11/01/2022	20,685

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
90,000	DTE Energy Company	2.53%		10/01/2024	95,768
70,000	DTE Energy Company	1.05%		06/01/2025	70,209
145,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	166,812
170,000	eBay, Inc.	2.75%		01/30/2023	178,345
180,000	Entergy Corporation	0.90%		09/15/2025	179,967
135,000	Exxon Mobil Corporation	1.57%		04/15/2023	138,969
90,000	Honeywell International, Inc.	0.48%		08/19/2022	90,154
180,000	Hyundai Capital America	2.85%	^	11/01/2022	186,250
175,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	181,897
140,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	1.42%		12/29/2021	140,139
135,000	McDonald’s Corporation	2.63%		01/15/2022	138,978
180,000	Microchip Technology, Inc.	3.92%		06/01/2021	183,957
45,000	Micron Technology, Inc.	2.50%		04/24/2023	46,767
85,000	Mondelez International, Inc.	0.63%		07/01/2022	85,345
90,000	Mondelez International, Inc.	3.63%		05/07/2023	97,544
180,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.19%		07/22/2022	180,849
175,000	Omnicom Capital, Inc.	3.63%		05/01/2022	183,340
55,000	ORACLE Corporation	2.50%		04/01/2025	59,022
165,000	PayPal Holdings, Inc.	2.20%		09/26/2022	170,639
35,000	PayPal Holdings, Inc.	1.35%		06/01/2023	35,771
175,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	185,835
125,000	Prudential Financial, Inc.	3.50%		05/15/2024	138,443
170,000	PSEG Power LLC	3.85%		06/01/2023	183,027
170,000	Republic Services, Inc.	2.50%		08/15/2024	181,017
90,000	Royalty Pharma PLC	0.75%	^	09/02/2023	89,819
125,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	135,808
140,000	Simon Property Group LP	2.00%		09/13/2024	144,434
95,000	Target Corporation	2.90%		01/15/2022	98,305
180,000	Union Pacific Corporation	3.20%		06/08/2021	183,571
90,000	Valero Energy Corporation	1.20%		03/15/2024	89,693
180,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.38%		05/15/2025	184,079
180,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	183,428
170,000	Welltower, Inc.	3.63%		03/15/2024	183,945

	Total US Corporate Bonds (Cost $7,306,283)				7,480,815

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.8%

	Federal Home Loan Mortgage Corporation,
2,005,569	Series 3316-FA (1 Month LIBOR USD + 0.27%, 0.27% Floor, 7.00% Cap)	0.42%		05/15/2037	2,009,220

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
1,987,289	Pool MA4123	2.00%		09/01/2035	2,066,768
2,645,090	Series 2011-93-GF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		04/25/2039	2,668,990
1,771,685	Series 2014-73-AF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	0.60%		11/25/2044	1,784,026

	Total US Government and Agency Mortgage Backed Obligations (Cost $8,462,104)				8,529,004

US GOVERNMENT AND AGENCY OBLIGATIONS 12.7%
5,720,000	United States Treasury Notes	2.63%	‡	05/15/2021	5,808,619
5,750,000	United States Treasury Notes	1.50%		09/30/2021	5,827,395
2,290,000	United States Treasury Notes	1.38%	‡	01/31/2022	2,327,838

	Total US Government and Agency Obligations (Cost $13,959,334)				13,963,852

SHORT TERM INVESTMENTS 10.3%
715,167	First American Government Obligations Fund - Class U	0.07%	♦		715,167
715,167	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		715,167
715,167	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		715,167
8,000,000	United States Treasury Bills	0.00%	‡	11/27/2020	7,998,860
1,200,000	United States Treasury Bills	0.00%		04/22/2021	1,199,289

	Total Short Term Investments (Cost $11,343,269)				11,343,650

	Total Investments 106.1% (Cost $116,625,633)				116,723,818
	Liabilities in Excess of Other Assets (6.1)%				(6,721,260)

	NET ASSETS 100.0%				$110,002,558

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	103

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2020

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	20.9%
Collateralized Loan Obligations	14.5%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Government and Agency Obligations	12.7%
Short Term Investments	10.3%
US Government and Agency Mortgage Backed Obligations	7.8%
Foreign Corporate Bonds	7.7%
US Corporate Bonds	6.8%
Asset Backed Obligations	6.2%
Bank Loans	4.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Other Assets and Liabilities	(6.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	20.9%
Collateralized Loan Obligations	14.5%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Government and Agency Obligations	12.7%
Short Term Investments	10.3%
US Government and Agency Mortgage Backed Obligations	7.8%
Asset Backed Obligations	6.2%
Banking	3.6%
Energy	1.6%
Telecommunications	1.2%
Transportation	1.2%
Utilities	1.2%
Electronics/Electric	1.1%
Healthcare	1.0%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Chemicals/Plastics	0.9%
Finance	0.8%
Pharmaceuticals	0.7%
Business Equipment and Services	0.6%
Technology	0.6%
Media	0.5%
Retailers (other than Food/Drug)	0.5%
Insurance	0.5%
Automotive	0.4%
Food Service	0.4%
Food Products	0.4%
Real Estate	0.3%
Industrial Equipment	0.3%
Diversified Manufacturing	0.3%
Building and Development (including Steel/Metals)	0.2%
Leisure	0.2%
Environmental Control	0.2%
Beverage and Tobacco	0.2%
Commercial Services	0.2%
Hotels/Motels/Inns and Casinos	0.1%
Financial Intermediaries	0.1%
Containers and Glass Products	0.1%
Aerospace & Defense	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(6.1)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

I/O	Interest only security

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.

Þ	Value determined using significant unobservable inputs.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

‡	All or a portion of this security has been pledged as collateral.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

~	Represents less than 0.05% of net assets

&	Unfunded or partially unfunded loan commitment. At September 30, 2020, the value of these securities amounted to $3,383 or 0.0% of net assets.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Colony Capital Fundamental US Real Estate Index Excess Return º	BNP Paribas	Long	0.45%	Termination	04/14/2021	14,000,000	$2,321,116
Colony Capital Fundamental US Real Estate Index Excess Return º	Barclays Capital, Inc.	Long	0.45%	Termination	07/08/2021	12,000,000	368,917
Colony Capital Fundamental US Real Estate Index Excess Return º	Barclays Capital, Inc.	Long	0.45%	Termination	10/01/2020	18,000,000	(131,145)
Colony Capital Fundamental US Real Estate Index Excess Return º	BNP Paribas	Long	0.45%	Termination	03/24/2021	12,500,000	(1,046,326)
Colony Capital Fundamental US Real Estate Index Excess Return º	BNP Paribas	Long	0.45%	Termination	01/20/2021	18,000,000	(1,398,101)
Colony Capital Fundamental US Real Estate Index Excess Return º	Barclays Capital, Inc.	Long	0.45%	Termination	03/18/2021	18,000,000	(1,403,358)
Colony Capital Fundamental US Real Estate Index Excess Return º	Barclays Capital, Inc.	Long	0.45%	Termination	02/04/2021	5,900,000	(1,824,763)
Colony Capital Fundamental US Real Estate Index Excess Return º	BNP Paribas	Long	0.45%	Termination	02/10/2021	18,000,000	(2,737,144)

							$(5,850,804)

º

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of September 30, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	105

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 7.9%

COLOMBIA 2.3%
320,000,000	COP	Emgesa S.A.	8.75%		01/25/2021	84,805
500,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	^	11/08/2027	135,814

						220,619

MEXICO 4.5%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	93,584
6,600,000	MXN	International Bank for Reconstruction & Development	0.00%		06/30/2027	200,987
2,800,000	MXN	International Finance Corporation	8.50%		11/23/2020	128,073

						422,644

PERU 1.1%
44,000	PEN	Banco de Credito del Peru	4.85%		10/30/2020	12,237
325,000	PEN	Banco de Credito del Peru	4.65%	^	09/17/2024	94,652

						106,889

		Total Foreign Corporate Bonds (Cost $827,800)				750,152

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 85.9%

BRAZIL 6.5%
1,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2025	201,751
2,000	BRL	Nota doo Tesouro Nacional	10.00%		01/01/2029	411,859

						613,610

CHILE 2.3%
160,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.00%	^	03/01/2023	220,524

						220,524

COLOMBIA 3.3%
725,000,000	COP	Colombian TES	6.25%		11/26/2025	207,720
350,000,000	COP	Colombian TES	7.50%		08/26/2026	105,478

						313,198

CZECH REPUBLIC 4.5%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	429,386

						429,386

HUNGARY 3.2%
90,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	307,090

						307,090

INDONESIA 10.6%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	421,539
1,900,000,000	IDR	Indonesia Treasury Bond	8.25%		05/15/2029	139,627
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	445,749

						1,006,915

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ISRAEL 4.1%
1,230,000	ILS	Israel Government Bond	1.75%	08/31/2025	384,261

					384,261

MALAYSIA 4.6%
1,700,000	MYR	Malaysia Government Bond	3.50%	05/31/2027	436,049

					436,049

MEXICO 4.7%
20,000	MXN	Mexican Bonos	6.50%	06/10/2021	91,652
20,000	MXN	Mexican Bonos	6.75%	03/09/2023	95,210
52,000	MXN	Mexican Bonos	8.00%	09/05/2024	261,584

					448,446

PERU 4.7%
560,000	PEN	Peru Government Bond	6.15%	08/12/2032	178,604
930,000	PEN	Peru Government Bond	5.40%	08/12/2034	270,400

					449,004

PHILIPPINES 5.2%
18,000,000	PHP	Philippine Government Bond	4.95%	01/15/2021	372,772
4,500,000	PHP	Philippine Government Bond	6.88%	01/10/2029	119,973

					492,745

POLAND 8.1%
1,065,000	PLN	Republic of Poland Government Bond	2.25%	04/25/2022	285,275
1,664,000	PLN	Republic of Poland Government Bond	3.25%	07/25/2025	485,000

					770,275

ROMANIA 3.1%
1,160,000	RON	Romania Government Bond	5.85%	04/26/2023	297,777

					297,777

RUSSIA 7.5%
7,000,000	RUB	Russian Federal Bond	6.50%	02/28/2024	93,936
30,030,000	RUB	Russian Federal Bond	6.90%	05/23/2029	407,234
15,000,000	RUB	Russian Federal Bond	7.65%	04/10/2030	213,606

					714,776

INGAPORE 3.7%
332,000	SGD	Singapore Government Bond	2.00%	02/01/2024	256,737
115,000	SGD	Singapore Government Bond	2.88%	07/01/2029	98,863

					355,600

SOUTH AFRICA 4.9%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%	02/28/2023	262,449
3,780,000	ZAR	Republic of South Africa Government Bond	8.00%	01/31/2030	206,227

					468,676

THAILAND 4.9%
7,170,000	THB	Thailand Government Bond	3.63%	06/16/2023	244,353
6,150,000	THB	Thailand Government Bond	3.85%	12/12/2025	223,231

					467,584

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,616,463)			8,175,916

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.9%
122,965	BlackRock Liquidity Funds FedFund - Institutional Shares	0.05%	♦		122,965
122,933	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		122,933
122,924	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		122,924

	Total Short Term Investments (Cost $368,822)				368,822

	Total Investments 97.7% (Cost $9,813,085)				9,294,890
	Other Assets in Excess of Liabilities 2.3%				221,129

	NET ASSETS 100.0%				$9,516,019

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	85.9%
Foreign Corporate Bonds	7.9%
Short Term Investments	3.9%
Other Assets and Liabilities	2.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Indonesia	10.6%
Mexico	9.2%
Poland	8.1%
Russia	7.5%
Brazil	6.5%
Peru	5.8%
Colombia	5.6%
Philippines	5.2%
South Africa	4.9%
Thailand	4.9%
Malaysia	4.6%
Czech Republic	4.5%
Israel	4.1%
United States	3.9%
Singapore	3.7%
Hungary	3.2%
Romania	3.1%
Chile	2.3%
Other Assets and Liabilities	2.3%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2020

Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	107

Schedule of Investments DoubleLine Income Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 9.8%

	AASET Ltd.,
1,417,142	Series 2019-2-C	6.41%	^Þ	10/16/2039	853,247

	GAIA Aviation Ltd.,
1,124,038	Series 2019-1-C	7.00%	^§Þ	12/15/2044	554,859

	Pioneer Aircraft Finance Ltd.,
903,366	Series 2019-1-C	6.90%	^Þ	06/15/2044	517,365

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	6.11%	^@Þ	02/25/2042	970,571
5,930	Series 2018-A-R2	6.11%	^@Þ	02/25/2042	287,774

	START Ireland,
1,087,239	Series 2019-1-C	6.41%	^Þ	03/15/2044	545,219

	Start Ltd.,
110,820	Series 2019-2-C	6.66%	^Þ	11/15/2044	54,066

	Sunnova Helios Issuer LLC,
1,662,756	Series 2019-AA-B	4.49%	^	06/20/2046	1,635,623

	Tesla Auto Lease Trust,
1,500,000	Series 2019-A-E	5.48%	^	05/20/2023	1,572,143

	Wave LLC,
1,935,802	Series 2019-1-C	6.41%	^Þ	09/15/2044	1,056,839

	Total Asset Backed Obligations (Cost $11,131,090)				8,047,706

COLLATERALIZED LOAN OBLIGATIONS 14.8%

	Anchorage Capital Ltd.,
500,000	Series 2020-15A-B1 (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.69%	^	07/21/2031	500,503

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-D (3 Month LIBOR USD + 4.51%)	4.78%	^	10/20/2028	1,913,486

	CIFC Funding Ltd.,
500,000	Series 2015-4A-CR (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.27%	^	10/20/2027	500,119

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.17%	^	07/22/2030	961,402

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.02%	^	07/18/2031	1,824,276

	Magnetite Ltd.,
500,000	Series 2019-23A-D (3 Month LIBOR USD + 3.60%, 3.60% Floor)	3.84%	^	10/25/2032	496,912

	OHA Credit Funding Ltd.,
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	4.01%	^	10/22/2032	989,544

	Trimaran CAVU LLC,
1,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.47%	^	07/20/2032	996,851
3,500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	4.99%	^	11/26/2032	3,508,665

	Venture Ltd.,
500,000	Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	1.81%	^	08/28/2029	494,488

	Total Collateralized Loan Obligations (Cost $12,290,403)				12,186,246

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 25.1%

	Banc of America Commercial Mortgage Trust,
228,870	Series 2007-4-G	6.06%	#^	02/10/2051	223,111

	Bancorp Commercial Mortgage Trust,
1,500,000	Series 2019-CRE5-E (1 Month LIBOR USD + 3.75%, 3.75% Floor)	3.90%	^	03/15/2036	1,334,847
1,000,000	Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00%	^	09/17/2036	884,260

	BANK,
13,409,430	Series 2019-BN19-XFG	1.17%	#^ I/O	08/17/2061	981,619

	Barclays Commercial Mortgage Securities LLC,
1,000,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65%	^	08/15/2036	904,258

	Citigroup Commercial Mortgage Trust,
1,500,000	Series 2017-P7-D	3.25%	^	04/15/2050	1,219,075

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.06%	^	08/17/2035	915,477

	Commercial Mortgage Trust,
17,739,000	Series 2014-CR20-XF	1.44%	#^ I/O	11/13/2047	864,847

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.60%	^	06/15/2033	79,628

	Fontainebleau Miami Beach Trust,
1,242,000	Series 2019-FBLU-H	4.09%	#^	12/12/2036	1,048,154

	Great Wolf Trust,
1,500,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28%	^	12/15/2036	1,314,365

	GS Mortgage Securities Trust,
1,500,000	Series 2014-GC26-D	4.66%	#^	11/13/2047	935,608
1,500,000	Series 2015-GC32-D	3.35%		07/10/2048	1,190,073
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.25%	^	08/16/2032	780,892

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2019-UES-G	4.60%	#^	05/05/2032	889,515

	JPMBB Commercial Mortgage Securities Trust,
1,500,000	Series 2014-C23-E	3.36%	#^Þ	09/17/2047	926,321

	JPMCC Commercial Mortgage Securities Trust,
2,000,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15%	^	07/15/2036	1,872,171

	Morgan Stanley Capital Trust,
636,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50%	^	11/15/2034	464,787

	MRCD Mortgage Trust,
236,000	Series 2019-PARK-F	2.72%	^	12/15/2036	225,704
1,407,000	Series 2019-PARK-G	2.72%	^	12/15/2036	1,319,169

	Tharaldson Hotel Portfolio Trust,
405,040	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	3.34%	^	11/13/2034	342,041
810,080	Series 2018-THL-F (1 Month LIBOR USD + 3.95%, 3.95% Floor)	4.11%	^	11/11/2034	643,494

	UBS Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.23%	#^	03/12/2046	827,659

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust, (Cont.)
562,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.99%	^	02/18/2032	473,557

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $24,481,075)				20,660,632

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 29.1%

	AMSR Trust,
1,000,000	Series 2020-SFR4-G2	4.87%	^	11/17/2037	1,007,463

	Angel Oak Mortgage Trust LLC,
1,100,000	Series 2019-2-B2	6.29%	#^	03/25/2049	1,113,864

	Citigroup Mortgage Loan Trust, Inc.,
89,088	Series 2018-A-A1	4.00%	#^	01/25/2068	89,640
151,163	Series 2019-E-A1	3.23%	^§	11/25/2070	154,345

	CitiMortgage Alternative Loan Trust,
2,457,348	Series 2007-A3-1A1	6.00%	±	03/25/2037	2,480,343

	Connecticut Avenue Securities Trust,
1,299,066	Series 2019-R06-2M2 (1 Month LIBOR USD + 2.10%)	2.25%	^	09/25/2039	1,294,162
2,500,000	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20%	^	01/25/2040	2,463,755

	CSMC Trust,
260,328	Series 2018-RPL2-A1	4.31%	^§	08/25/2062	262,777

	FMC GMSR Issuer Trust,
2,500,000	Series 2019-GT2-B	4.72%	#^	09/25/2026	2,208,771

	Legacy Mortgage Asset Trust,
2,500,000	Series 2019-GS6-A2	4.45%	^§	06/25/2059	2,463,077

	Mello Warehouse Securitization Trust 2019-2,
2,000,000	Series 2019-2-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.40%	^	11/25/2052	1,957,268

	New Residential Mortgage Loan Trust,
2,500,000	Series 2018-NQM1-B1	5.27%	#^	11/25/2048	2,495,593

	Pretium Mortgage Credit Partners LLC,
2,500,000	Series 2019-NPL3-A2	4.58%	^§	07/27/2059	2,466,821

	PRPM LLC,
900,000	Series 2019-1A-A2	5.00%	^§	01/25/2024	899,196
1,000,000	Series 2020-3-A2	5.07%	^§	09/25/2025	999,999

	Spruce Hill Mortgage Loan Trust,
1,600,000	Series 2020-SH2-M1	4.33%	#^	06/25/2055	1,606,341

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $24,371,219)				23,963,415

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 5.7%
2,200,000	Federal Home Loan Mortgage Corporation, Pool SD8104	1.50%		10/01/2050	2,212,930
1,378,687	Federal National Mortgage Association, Pool MA4095	2.00%		08/01/2035	1,433,802

	Government National Mortgage Association,
4,544,761	Series 2020-80-MS (-1x1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.09%	I/O I/F	06/20/2045	1,026,334

	Total US Government and Agency Mortgage Backed Obligations (Cost $4,678,319)				4,673,066

PRINCIPAL AMOUNT$/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 14.4%
118,00,000	United States Treasury Notes	0.50%		08/31/2027	11,829,500

	Total US Government and Agency Obligations (Cost $11,821,579)				11,829,500

SHORT TERM INVESTMENTS 4.5%
1,231,122	First American Government Obligations Fund - Class U	0.07%	♦		1,231,122
1,231,122	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		1,231,122
1,231,122	Morgan Stanley Institutional Liquidity Funds Government Portfolio-Institutional Share Class	0.02%	♦		1,231,122

	Total Short Term Investments (Cost $3,693,366)				3,693,366

	Total Investments 103.4% (Cost $92,467,051)				85,053,931
	Liabilities in Excess of Other Assets (3.4)%				(2,824,324)

	NET ASSETS 100.0%				$82,229,607

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	29.1%
Non-Agency Commercial Mortgage Backed Obligations	25.1%
Collateralized Loan Obligations	14.8%
US Government and Agency Obligations	14.4%
Asset Backed Obligations	9.8%
US Government and Agency Mortgage Backed Obligations	5.7%
Short Term Investments	4.5%
Other Assets and Liabilities	(3.4)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	109

Schedule of Investments DoubleLine Income Fund (Cont.)	(Unaudited) September 30, 2020

Þ	Value determined using significant unobservable inputs.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

I/O	Interest only security

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.

♦	Seven-day yield as of September 30, 2020

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2020.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	(Unaudited) September 30, 2020

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$51,401,330,403	$10,272,249,316	$739,989,709	$12,283,490	$6,600,998,375	$176,983,707
Investments in Affiliated Mutual Funds, at Value *	19,571,282	1,182,729,307	—	7,331,340	49,300,000	—
Short Term Investments *	4,270,805,097	533,948,304	4,052,500	7,928,530	265,584,425	9,714,895
Foreign Currency, at Value *	—	—	—	—	—	—
Receivable for Investments Sold	2,636,388,248	905,486,211	9,791,773	—	6,070,314	2,193,184
Interest and Dividends Receivable	138,712,342	50,715,092	9,352,492	61,805	24,100,458	990,405
Receivable for Fund Shares Sold	134,173,078	15,179,833	1,325,689	29,751	97,420,145	258,985
Prepaid Expenses and Other Assets	619,800	135,970	49,813	17,631	119,766	18,593
Cash	—	506,595	—	—	87,705	200,786
Deposit at Broker for Futures	—	—	—	883,000	—	—
Net Unrealized Appreciation on Swaps	—	—	—	260,550	—	—
Due from Broker	—	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Assets	58,601,600,250	12,960,950,628	764,561,976	28,796,097	7,043,681,188	190,360,555

LIABILITIES
Payable for Investments Purchased	6,225,451,682	1,289,696,002	6,719,828	—	145,138,105	7,054,639
Payable for Fund Shares Redeemed	75,253,025	11,832,970	966,491	52,412	9,523,254	56,286
Distribution Payable	28,869,388	9,423,905	734,379	166,126	2,788,258	325,038
Investment Advisory Fees Payable	17,120,559	3,368,746	488,419	7,226	1,940,309	75,193
Sub-Transfer Agent Expenses Payable	4,530,844	676,059	203,867	1,371	358,876	60,789
Administration, Fund Accounting and Custodian Fees Payable	3,389,522	926,811	74,565	20,001	538,735	82,568
Distribution Fees Payable	2,892,444	225,632	20,165	4,008	829,007	10,961
Transfer Agent Expenses Payable	2,414,327	566,856	42,302	4,893	310,046	11,889
Accrued Expenses	1,287,601	269,161	84,783	21,149	56,124	23,495
Trustees Fees Payable (See Note 8)	1,039,165	177,555	22,240	4,984	105,602	9,944
Professional Fees Payable	271,576	113,309	64,404	67,329	57,213	40,709
Variation Margin Payable	—	—	—	266	—	—
Interest Expense Payable	—	—	—	—	—	42,853
Interest Tax Withholding Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	6,362,520,133	1,317,277,006	9,421,443	349,765	161,645,529	7,794,364
Commitments and Contingencies (See Note 2)
Net Assets	$52,239,080,117	$11,643,673,622	$755,140,533	$28,446,332	$6,882,035,659	$182,566,191

NET ASSETS CONSIST OF:
Paid-in Capital	$54,535,319,221	$11,365,243,911	$863,686,234	$38,897,862	$7,019,118,691	$225,181,886
Undistributed (Accumulated) Net Investment Income (Loss)	(85,386,801)	(7,537,832)	(335,254)	(149,289)	314,523	(142,231)
Accumulated Net Realized Gain (Loss) on Investments	(2,689,341,682)	(13,757,437)	(59,195,814)	(9,978,299)	(87,538,833)	(38,804,314)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	480,894,447	239,949,470	(49,014,633)	(471,302)	(49,158,722)	(3,669,150)
Investments in Affiliated Mutual Funds	(2,405,068)	59,771,133	—	(34,350)	(700,000)	—
Short Term Investments	—	4,377	—	3,335	—	—
Foreign Currency	—	—	—	—	—	—
Forwards	—	—	—	—	—	—
Futures	—	—	—	(82,175)	—	—
Swaps	—	—	—	260,550	—	—
Written Options	—	—	—	—	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(2,296,239,104)	278,429,711	(108,545,701)	(10,451,530)	(137,083,032)	(42,615,695)
Net Assets	$52,239,080,117	$11,643,673,622	$755,140,533	$28,446,332	$6,882,035,659	$182,566,191

*Identified Cost:
Investments in Unaffiliated Securities	$50,920,435,956	$10,032,299,846	$789,004,342	$12,754,792	$6,650,157,097	$180,652,857
Investments in Affiliated Mutual Funds	21,976,350	1,122,958,174	—	7,365,690	50,000,000	—
Short Term Investments	4,270,805,097	533,943,927	4,052,500	7,925,195	265,584,425	9,714,895
Foreign Currency	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$43,677,952,090	$10,994,005,077	$701,250,703	$26,818,020	$5,639,411,160	$156,849,060
Shares Outstanding	4,066,680,824	978,767,104	68,868,695	2,995,607	567,127,055	16,942,662
Net Asset Value, Offering and Redemption Price per Share	$10.74	$11.23	$10.18	$8.95	$9.94	$9.26

Class N (unlimited shares authorized):
Net Assets	$5,980,000,682	$582,828,500	$53,889,830	$—	$1,237,308,632	$25,717,131
Shares Outstanding	557,018,853	51,929,091	5,289,677	—	124,529,099	2,772,168
Net Asset Value, Offering and Redemption Price per Share	$10.74	$11.22	$10.19	$—	$9.94	$9.28

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$1,628,312	$—	$—
Shares Outstanding	—	—	—	181,432	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.35	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$8.97	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$2,581,127,345	$66,840,045	$—	$—	$5,315,867	$—
Shares Outstanding	240,251,418	5,950,550	—	—	534,686	—
Net Asset Value, Offering and Redemption Price per Share	$10.74	$11.23	$—	$—	$9.94	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	111

Statements of Assets and Liabilities (Cont.)	(Unaudited) September 30, 2020

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$6,344,071,671	$1,072,157,135	$217,475,570	$91,423,128	$—	$786,430,158
Investments in Affiliated Mutual Funds, at Value *	199,949,999	49,105,675	—	—	—	—
Short Term Investments *	340,235,264	49,004,229	10,246,262	2,350,883	143,605,264	50,950,176
Foreign Currency, at Value *	—	—	—	—	—	10,418,110
Receivable for Investments Sold	35,127,419	2,618,487	—	—	—	—
Interest and Dividends Receivable	—	6,596,944	2,460,431	247,090	344	4,553,858
Receivable for Fund Shares Sold	9,683,568	1,104,860	1,304,198	17,486	570,526	114
Prepaid Expenses and Other Assets	114,176	59,659	14,135	11,092	32,924	14,943
Cash	325,158	72,704	—	—	—	—
Deposit at Broker for Futures	—	—	—	1,505,166	—	—
Net Unrealized Appreciation on Swaps	603,747,081	—	—	—	253,854	—
Due from Broker	5,942,308	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	239,311
Total Assets	7,539,196,644	1,180,719,693	231,500,596	95,554,845	144,462,912	852,606,670

LIABILITIES
Payable for Investments Purchased	133,110,353	26,189,738	—	238,612	—	—
Payable for Fund Shares Redeemed	7,951,265	2,053,621	188,076	19,925	18,177	18,432
Distribution Payable	2,970,672	1,141,624	149,880	128,522	—	—
Investment Advisory Fees Payable	2,726,478	557,798	79,370	24,902	97,880	355,922
Sub-Transfer Agent Expenses Payable	790,049	83,970	10,311	6,174	56,471	10,776
Administration, Fund Accounting and Custodian Fees Payable	585,512	221,635	26,118	10,316	13,861	103,635
Distribution Fees Payable	280,347	112,860	9,985	5,536	8,711	597
Transfer Agent Expenses Payable	321,311	57,392	10,338	4,962	11,761	49,295
Accrued Expenses	48,762	54,762	19,383	6,858	27,225	35,599
Trustees Fees Payable (See Note 8)	83,013	21,286	4,368	1,434	6,485	11,643
Professional Fees Payable	71,123	31,512	28,256	28,899	52,926	23,352
Variation Margin Payable	—	—	—	297,500	—	—
Interest Expense Payable	—	—	—	—	—	—
Interest Tax Withholding Payable	2,019,496	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	1,053,357	—
Total Liabilities	150,958,381	30,526,198	526,085	773,640	1,346,854	609,251
Commitments and Contingencies (See Note 2)
Net Assets	$7,388,238,263	$1,150,193,495	$230,974,511	$94,781,205	$143,116,058	$851,997,419

NET ASSETS CONSIST OF:
Paid-in Capital	$6,960,290,245	$1,252,396,835	$231,684,843	$79,251,075	$158,668,333	$806,701,701
Undistributed (Accumulated) Net Investment Income (Loss)	(1,974,371)	(497,919)	(50,481)	11,192	(190,727)	(1,527,156)
Accumulated Net Realized Gain (Loss) on Investments	(97,250,404)	(47,099,723)	(826,762)	8,707,104	(14,711,118)	5,698,778
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(77,022,595)	(57,282,163)	166,911	7,340,244	—	41,002,581
Investments in Affiliated Mutual Funds	448,307	2,676,465	—	—	—	—
Short Term Investments	—	—	—	—	149,073	2,305
Foreign Currency	—	—	—	—	—	(178,854)
Forwards	—	—	—	—	—	239,311
Futures	—	—	—	(528,410)	—	—
Swaps	603,747,081	—	—	—	(799,503)	—
Written Options	—	—	—	—	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	58,753
Total Distributable Earnings (Loss) (See Note 6)	427,948,018	(102,203,340)	(710,332)	15,530,130	(15,552,275)	45,295,718
Net Assets	$7,388,238,263	$1,150,193,495	$230,974,511	$94,781,205	$143,116,058	$851,997,419

*Identified Cost:
Investments in Unaffiliated Securities	$6,421,094,266	$1,129,439,298	$217,308,659	$84,082,884	$—	$745,427,577
Investments in Affiliated Mutual Funds	199,501,692	46,429,210	—	—	—	—
Short Term Investments	340,235,264	49,004,229	10,246,262	2,350,883	143,456,191	50,947,871
Foreign Currency	—	—	—	—	—	10,596,964

Class I (unlimited shares authorized):
Net Assets	$6,700,926,177	$962,865,077	$204,341,014	$80,011,305	$118,326,066	$849,844,037
Shares Outstanding	414,375,599	102,879,239	20,715,095	6,818,672	16,086,664	79,736,896
Net Asset Value, Offering and Redemption Price per Share	$16.17	$9.36	$9.86	$11.73	$7.36	$10.66

Class N (unlimited shares authorized):
Net Assets	$686,033,502	$187,227,465	$26,633,497	$14,769,900	$24,789,992	$2,153,382
Shares Outstanding	42,452,058	20,020,541	2,695,802	1,259,544	3,397,023	202,316
Net Asset Value, Offering and Redemption Price per Share	$16.16	$9.35	$9.88	$11.73	$7.30	$10.64

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$1,278,584	$100,953	$—	$—	$—	$—
Shares Outstanding	79,048	10,784	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$16.17	$9.36	$—	$—	$—	$—

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$543,326,907	$176,244,227	$38,524,274	$105,380,168	$8,926,068	$81,360,565
Investments in Affiliated Mutual Funds, at Value *	—	—	2,602,382	—	—	—
Short Term Investments *	49,533,477	76,780,734	177,268	11,343,650	368,822	3,693,366
Foreign Currency, at Value *	—	—	565,889	—	26,409	—
Receivable for Investments Sold	—	—	20,222	291,903	—	219,673
Interest and Dividends Receivable	3,381,013	504,188	168,564	393,426	128,888	271,853
Receivable for Fund Shares Sold	117,525	805,320	7,291	52,812	—	321,159
Prepaid Expenses and Other Assets	27,181	25,816	7,643	211	449	76,141
Cash	—	—	—	4,008	224,674	—
Deposit at Broker for Futures	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Due from Broker	—	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	1,654,524	—	—	—
Total Assets	596,386,103	254,360,285	43,728,057	117,466,178	9,675,310	85,942,757

LIABILITIES
Payable for Investments Purchased	11,413,913	—	488,904	1,292,617	—	3,440,491
Payable for Fund Shares Redeemed	12,902	11,271	240,456	6,777	—	72,259
Distribution Payable	1,319,382	52,382	26,145	154,609	—	107,774
Investment Advisory Fees Payable	240,443	30,069	5,719	43,967	826	27,480
Sub-Transfer Agent Expenses Payable	1,530	—	17,586	12,424	747	3,564
Administration, Fund Accounting and Custodian Fees Payable	54,284	31,252	28,911	41,727	19,555	19,138
Distribution Fees Payable	3,719	1,321	4,423	1,227	302	1,397
Transfer Agent Expenses Payable	25,886	9,339	6,668	6,480	909	3,819
Accrued Expenses	25,366	5,924	11,861	25,623	15,221	17,181
Trustees Fees Payable (See Note 8)	8,809	3,440	1,583	2,390	522	603
Professional Fees Payable	26,631	24,385	28,123	24,975	121,209	19,444
Variation Margin Payable	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Interest Tax Withholding Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	1,120,724	5,850,804	—	—
Total Liabilities	13,132,865	169,383	1,981,103	7,463,620	159,291	3,713,150
Commitments and Contingencies (See Note 2)
Net Assets	$583,253,238	$254,190,902	$41,746,954	$110,002,558	$9,516,019	$82,229,607

NET ASSETS CONSIST OF:
Paid-in Capital	$561,908,386	$254,163,861	$56,196,875	$118,084,391	$10,222,484	$91,668,076
Undistributed (Accumulated) Net Investment Income (Loss)	(373,515)	2,328	1,680	(25,957)	42,638	(59,063)
Accumulated Net Realized Gain (Loss) on Investments	(2,075,815)	(413,652)	(14,357,151)	(2,303,257)	(224,676)	(1,966,286)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	23,794,182	429,775	(464,401)	97,804	(518,195)	(7,413,120)
Investments in Affiliated Mutual Funds	—	—	(179,862)	—	—	—
Short Term Investments	—	8,590	—	381	—	—
Foreign Currency	—	—	16,013	—	(2,637)	—
Forwards	—	—	1,654,524	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	(1,120,724)	(5,850,804)	—	—
Written Options	—	—	—	—	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(3,595)	—
Total Distributable Earnings (Loss) (See Note 6)	21,344,852	27,041	(14,449,921)	(8,081,833)	(706,465)	(9,438,469)
Net Assets	$583,253,238	$254,190,902	$41,746,954	$110,002,558	$9,516,019	$82,229,607

*Identified Cost:
Investments in Unaffiliated Securities	$519,532,725	$175,814,452	$38,988,675	$105,282,364	$9,444,263	$88,773,685
Investments in Affiliated Mutual Funds	—	—	2,782,244	—	—	—
Short Term Investments	49,533,477	76,772,144	177,268	11,343,269	368,822	3,693,366
Foreign Currency	—	—	549,876	—	29,046	—

Class I (unlimited shares authorized):
Net Assets	$573,694,732	$250,994,373	$27,802,289	$105,852,478	$9,421,156	$79,883,684
Shares Outstanding	54,726,974	24,984,733	2,742,042	10,759,116	1,013,258	9,032,206
Net Asset Value, Offering and Redemption Price per Share	$10.48	$10.05	$10.14	$9.84	$9.30	$8.84

Class N (unlimited shares authorized):
Net Assets	$9,558,506	$3,196,529	$13,944,665	$4,150,080	$94,863	$2,345,923
Shares Outstanding	911,797	317,729	1,375,342	421,428	10,202	264,830
Net Asset Value, Offering and Redemption Price per Share	$10.48	$10.06	$10.14	$9.85	$9.30	$8.86

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	113

Statements of Operations	(Unaudited) For the Period Ended September 30, 2020

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$913,932,490	$185,575,814	$22,211,347	$600,469	$89,590,893	$4,496,785
Dividends from Affiliated Mutual Funds	586,751	7,777,359	—	134,039	660,341	—
Dividends from Unaffiliated Securities	—	16,801	28,292	—	11,060	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	914,519,241	193,369,974	22,239,639	734,508	90,262,294	4,496,785
Expenses:
Investment Advisory Fees	102,080,867	23,415,495	3,189,197	170,618	11,811,093	473,250
Sub-Transfer Agent Expenses - Class I	12,385,173	1,784,286	281,751	2,818	920,732	14,172
Sub-Transfer Agent Expenses - Class N	1,695,173	99,093	29,853	—	230,220	3,262
Sub-Transfer Agent Expenses - Class A	—	—	—	1,041	—	—
Distribution Fees - Class N	7,638,943	765,099	101,698	—	1,700,272	43,648
Distribution Fees - Class A	—	—	—	13,129	—	—
Administration, Fund Accounting and Custodian Fees	3,351,156	950,308	78,985	18,377	558,753	76,919
Transfer Agent Expenses	2,522,340	587,703	38,696	1,634	337,088	8,613
Shareholder Reporting Expenses	642,327	124,861	40,119	2,350	79,561	3,110
Professional Fees	612,405	226,711	64,777	51,126	139,077	31,506
Registration Fees	323,286	55,545	65,107	22,998	87,996	31,588
Trustees Fees	249,612	48,719	5,522	685	35,730	379
Insurance Expenses	248,412	63,494	7,757	2,201	44,326	7,477
Miscellaneous Expenses	218,350	55,481	11,964	12,539	36,412	3,597
Interest Expense	—	—	468	—	—	57,217
Total Expenses	131,968,044	28,176,795	3,915,894	299,516	15,981,260	754,738
Less: Investment Advisory Fees (Waived)	(119,829)	(3,429,133)	—	(18,544)	(121,901)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(79,847)	(154)	—
Net Expenses	131,848,215	24,747,662	3,915,894	201,125	15,859,205	754,738

Net Investment Income (Loss)	782,671,026	168,622,312	18,323,745	533,383	74,403,089	3,742,047

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	495,418,798	116,164,035	(19,364,719)	(766,315)	5,569,974	(5,781,153)
Investments in Affiliated Mutual Funds	(7,433,292)	2,958,174	—	(10,886)	—	—
Foreign Currency	—	91	(119)	—	(47)	—
Forwards	—	—	—	—	—	—
Futures	95,215,506	—	—	2,842,632	—	—
Swaps	—	—	—	659,139	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	916,175,330	457,934,045	145,617,299	1,486,277	290,982,823	23,735,805
Investments in Affiliated Mutual Funds	11,029,760	79,055,421	—	516,986	2,500,000	—
Short Term Investments	—	(31,742)	—	(16,202)	—	—
Foreign Currency	—	—	—	—	—	—
Forwards	—	—	—	—	—	—
Futures	(100,579,104)	—	—	(1,078,887)	—	—
Swaps	—	—	—	1,870,287	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1,409,826,998	656,080,024	126,252,461	5,503,031	299,052,750	17,954,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,192,498,024	$824,702,336	$144,576,206	$6,036,414	$373,455,839	$21,696,699

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2020

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$85,727,055	$25,622,550	$3,436,324	$497,743	$482,697	$6,870,704
Dividends from Affiliated Mutual Funds	629,500	—	—	—	—	—
Dividends from Unaffiliated Securities	—	689	2,631	—	—	—
Non-Cash Interest	—	—	—	951,028	—	—
Total Investment Income	86,356,555	25,623,239	3,438,955	1,448,771	482,697	6,870,704

Expenses:
Investment Advisory Fees	15,398,511	3,435,697	545,973	194,527	617,743	2,816,968
Sub-Transfer Agent Expenses - Class I	1,847,960	256,007	64,866	15,330	41,410	5,182
Sub-Transfer Agent Expenses - Class N	314,626	58,095	7,542	2,835	8,959	10
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	1,298,643	260,925	28,366	20,264	30,534	2,935
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	616,417	216,740	29,236	10,393	16,281	125,744
Transfer Agent Expenses	341,392	55,427	9,937	4,723	11,246	51,269
Shareholder Reporting Expenses	134,134	29,180	11,986	1,885	22,234	7,870
Professional Fees	161,079	49,781	32,625	26,972	45,110	34,005
Registration Fees	96,613	80,156	20,789	29,281	36,926	26,987
Trustees Fees	38,846	6,071	1,144	523	1,782	7,004
Insurance Expenses	38,832	10,785	2,677	1,738	3,260	9,929
Miscellaneous Expenses	34,586	10,204	7,031	2,595	5,631	12,010
Interest Expense	—	—	—	—	—	—
Total Expenses	20,321,639	4,469,068	762,172	311,066	841,116	3,099,913
Less: Investment Advisory Fees (Waived)	(149,550)	(221,576)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(89,556)	(18,424)	(55,573)	—
Net Expenses	20,172,089	4,247,492	672,616	292,642	785,543	3,099,913

Net Investment Income (Loss)	66,184,466	21,375,747	2,766,339	1,156,129	(302,846)	3,770,791

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(2,755,147)	(8,316,086)	(705,827)	5,963,587	40,454	10,680,679

Investments in Affiliated Mutual Funds	—	1,011,167	—	—	—	—

Foreign Currency	—	(3)	(4)	—	—	(660,829)

Forwards	—	—	—	—	—	(4,709,050)

Futures	—	—	—	1,276,154	—	—

Swaps	148,478,000	—	—	—	(15,162,283)	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	305,919,833	124,093,206	11,867,024	(4,933,214)	—	42,428,785

Investments in Affiliated Mutual Funds	4,774,926	3,264,128	—	—	—	—

Short Term Investments	—	—	—	—	(405,987)	2,305

Foreign Currency	—	—	—	—	—	269,011

Forwards	—	—	—	—	—	(391,517)

Futures	—	—	—	(2,010,847)	—	—

Swaps	1,656,723,526	—	—	—	24,185,093	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	545,743
Net Realized and Unrealized Gain (Loss) on Investments	2,113,141,138	120,052,412	11,161,193	295,680	8,657,277	48,165,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,179,325,604	$141,428,159	$13,927,532	$1,451,809	$8,354,431	$51,935,918

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	115

Statements of Operations (Cont.)	(Unaudited) September 30, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

INVESTMENT INCOME
Income:
Interest	$9,784,878	$1,070,084	$602,211	$1,282,364	$187,158	$1,778,542
Dividends from Affiliated Mutual Funds	—	—	51,762	—	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	9,784,878	1,070,084	653,973	1,282,364	187,158	1,778,542

Expenses:
Investment Advisory Fees	1,416,548	179,853	110,799	243,694	35,432	194,258
Sub-Transfer Agent Expenses - Class I	26,375	7,303	22,756	550	50	1,580
Sub-Transfer Agent Expenses - Class N	484	96	10,975	24	—	41
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	12,805	3,903	17,993	5,462	118	2,184
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	57,462	29,643	24,979	50,437	8,860	15,935
Transfer Agent Expenses	25,781	10,911	2,017	6,928	430	3,536
Shareholder Reporting Expenses	6,903	2,591	3,562	2,831	6,524	12,045
Professional Fees	25,412	29,118	5,051	16,680	45,836	58,063
Registration Fees	26,951	24,278	21,852	7,373	—	6,783
Trustees Fees	1,813	1,329	159	—	2	372
Insurance Expenses	5,472	3,424	1,323	2,256	186	556
Miscellaneous Expenses	4,970	5,273	4,200	403	5,286	2,138
Interest Expense	—	—	—	—	—	—
Total Expenses	1,610,976	297,722	225,666	336,638	102,724	297,491
Less: Investment Advisory Fees (Waived)	—	—	(6,374)	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(63,646)	2,620	(60,083)	(43,282)
Net Expenses	1,610,976	297,722	155,646	339,258	42,641	254,209

Net Investment Income (Loss)	8,173,902	772,362	498,327	943,106	144,517	1,524,333

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,004,981	(13,435)	360,331	(2,119,818)	(114,797)	(797,493)
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Foreign Currency	—	—	12,129	—	(10,439)	—
Forwards	—	—	(95,238)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	18,316	933,911	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	49,966,400	5,571,416	1,379,488	5,023,062	735,461	7,872,827
Investments in Affiliated Mutual Funds	—	—	230,449	—	—	—
Short Term Investments	—	(20,052)	—	381	—	—
Foreign Currency	—	—	18,242	—	(1,424)	—
Forwards	—	—	2,713,273	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	6,522,748	11,492,485	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	11,706	—
Net Realized and Unrealized Gain (Loss) on Investments	50,971,381	5,537,929	11,159,738	15,330,021	620,507	7,075,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,145,282	$6,310,291	$11,658,065	$16,273,127	$765,024	$8,599,667

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	September 30, 2020

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$782,671,026	$1,753,261,525	$168,622,312	$407,859,053
Net Realized Gain (Loss) on Investments	583,201,012	51,717,711	119,122,300	27,811,537
Net Change in Unrealized Appreciation (Depreciation) on Investments	826,625,986	(292,358,501)	536,957,724	(267,941,818)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,192,498,024	1,512,620,735	824,702,336	167,728,772

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(767,387,706)	(1,682,833,349)	(165,934,729)	(390,047,338)
Class N	(96,817,354)	(236,162,405)	(8,334,228)	(25,423,762)
Class R6	(8,598,375)	(292,522)	(1,329,732)	(1,420,636)

Total Distributions to Shareholders	(872,803,435)	(1,919,288,276)	(175,598,689)	(416,891,736)

NET SHARE TRANSACTIONS
Class I	(2,104,641,649)	1,305,860,834	(338,921,809)	282,562,989
Class N	(734,341,384)	(239,768,302)	(158,709,654)	(120,931,455)
Class R6	2,516,445,708	68,552,428	(52,089,143)	118,545,100
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(322,537,325)	1,134,644,960	(549,720,606)	280,176,634

Total Increase (Decrease) in Net Assets	$997,157,264	$727,977,419	$99,383,041	$31,013,670

NET ASSETS
Beginning of Period	$51,241,922,853	$50,513,945,434	$11,544,290,581	$11,513,276,911
End of Period	$52,239,080,117	$51,241,922,853	$11,643,673,622	$11,544,290,581

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	117

Statements of Changes in Net Assets (Cont.)	September 30, 2020

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$18,323,745	$56,232,017	$533,383	$3,092,497
Net Realized Gain (Loss) on Investments	(19,364,838)	(22,660,421)	2,724,570	(5,574,508)
Net Change in Unrealized Appreciation (Depreciation) on Investments	145,617,299	(150,268,656)	2,778,461	(830,704)
Net Increase (Decrease) in Net Assets Resulting from Operations	144,576,206	(116,697,060)	6,036,414	(3,312,715)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(18,030,885)	(48,344,890)	(596,566)	(997,428)
Class N	(1,686,916)	(7,355,562)	—	—
Class A	—	—	(19,314)	(2,631,764)

Total Distributions to Shareholders	(19,717,801)	(55,700,452)	(615,880)	(3,629,192)

NET SHARE TRANSACTIONS
Class I	(165,322,689)	(39,817,950)	6,695,626	(24,124,621)
Class N	(82,769,669)	(16,878,662)	—	—
Class A	—	—	(19,956,264)	(154,741,437)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(248,092,358)	(56,696,612)	(13,260,638)	(178,866,058)

Total Increase (Decrease) in Net Assets	$(123,233,953)	$(229,094,124)	$(7,840,104)	$(185,807,965)

NET ASSETS
Beginning of Period	$878,374,486	$1,107,468,610	$36,286,436	$222,094,401
End of Period	$755,140,533	$878,374,486	$28,446,332	$36,286,436

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2020

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$74,403,089	$226,409,782	$3,742,047	$16,018,707
Net Realized Gain (Loss) on Investments	5,569,927	(36,119,310)	(5,781,153)	(14,708,861)
Net Change in Unrealized Appreciation (Depreciation) on Investments	293,482,823	(328,352,331)	23,735,805	(19,712,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	373,455,839	(138,061,859)	21,696,699	(18,402,949)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(61,867,314)	(184,148,149)	(3,129,003)	(12,290,737)
Class N	(13,710,206)	(45,083,925)	(607,012)	(4,099,480)
Class R6	(50,687)	(2,785)	—	—

Total Distributions to Shareholders	(75,628,207)	(229,234,859)	(3,736,015)	(16,390,217)

NET SHARE TRANSACTIONS
Class I	108,312,681	131,553,599	(8,182,635)	(180,591,747)
Class N	(309,343,654)	79,520,857	(29,749,130)	(56,514,141)
Class R6	4,758,431	374,370	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(196,272,542)	211,448,826	(37,931,765)	(237,105,888)

Total Increase (Decrease) in Net Assets	$101,555,090	$(155,847,892)	$(19,971,081)	$(271,899,054)

NET ASSETS
Beginning of Period	$6,780,480,569	$6,936,328,461	$202,537,272	$474,436,326
End of Period	$6,882,035,659	$6,780,480,569	$182,566,191	$202,537,272

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	119

Statements of Changes in Net Assets (Cont.)	September 30, 2020

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$66,184,466	$195,543,473	$21,375,747	$58,208,844
Net Realized Gain (Loss) on Investments	145,722,853	(2,696,458)	(7,304,922)	(24,244,752)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,967,418,285	(1,647,443,481)	127,357,334	(166,601,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,179,325,604	(1,454,596,466)	141,428,159	(132,637,628)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(60,169,210)	(321,927,614)	(18,323,052)	(50,225,540)
Class N	(8,754,728)	(77,510,294)	(3,855,868)	(10,505,272)
Class R6	(4,431)	(5,500)	(1,996)	(2,816)

Total Distributions to Shareholders	(68,928,369)	(399,443,408)	(22,180,916)	(60,733,628)

NET SHARE TRANSACTIONS
Class I	326,070,844	1,544,162,763	(6,821,661)	(59,045,455)
Class N	(930,000,886)	376,943,027	(66,949,003)	61,169,389
Class R6	1,075,630	168,109	1,996	102,816
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(602,854,412)	1,921,273,899	(73,768,668)	2,226,750

Total Increase (Decrease) in Net Assets	$1,507,542,823	$67,234,025	$45,478,575	$(191,144,506)

NET ASSETS
Beginning of Period	$5,880,695,440	$5,813,461,415	$1,104,714,920	$1,295,859,426
End of Period	$7,388,238,263	$5,880,695,440	$1,150,193,495	$1,104,714,920

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2020

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$2,766,339	$7,267,964	$1,156,129	$2,316,624
Net Realized Gain (Loss) on Investments	(705,831)	2,432,792	7,239,741	5,648,660
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,867,024	(10,875,258)	(6,944,061)	12,609,083
Net Increase (Decrease) in Net Assets Resulting from Operations	13,927,532	(1,174,502)	1,451,809	20,574,367

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,667,277)	(8,136,505)	(986,658)	(3,720,836)
Class N	(287,992)	(732,838)	(158,589)	(695,919)

Total Distributions to Shareholders	(2,955,269)	(8,869,343)	(1,145,247)	(4,416,755)

NET SHARE TRANSACTIONS
Class I	13,690,645	(7,593,692)	(7,782,589)	7,846,582
Class N	8,660,006	(6,370,488)	(5,436,563)	3,147,441
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	22,350,651	(13,964,180)	(13,219,152)	10,994,023

Total Increase (Decrease) in Net Assets	$33,322,914	$(24,008,025)	$(12,912,590)	$27,151,635

NET ASSETS
Beginning of Period	$197,651,597	$221,659,622	$107,693,795	$80,542,160
End of Period	$230,974,511	$197,651,597	$94,781,205	$107,693,795

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	121

Statements of Changes in Net Assets (Cont.)	September 30, 2020

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$(302,846)	$4,055,083	$3,770,791	$15,959,289
Net Realized Gain (Loss) on Investments	(15,121,829)	(89,915,779)	5,310,800	(4,750,099)
Net Change in Unrealized Appreciation (Depreciation) on Investments	23,779,106	(27,070,082)	42,854,327	(7,684,460)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,354,431	(112,930,778)	51,935,918	3,524,730

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	(3,449,253)	—	(13,232,198)
Class N	—	(354,426)	—	(60,110)

Total Distributions to Shareholders	—	(3,803,679)	—	(13,292,308)

NET SHARE TRANSACTIONS
Class I	(5,297,039)	(225,152,334)	(419,093,772)	173,886,471
Class N	(2,100,674)	(26,163,834)	(351,574)	(14,557,603)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(7,397,713)	(251,316,168)	(419,445,346)	159,328,868

Total Increase (Decrease) in Net Assets	$956,718	$(368,050,625)	$(367,509,428)	$149,561,290

NET ASSETS
Beginning of Period	$142,159,340	$510,209,965	$1,219,506,847	$1,069,945,557
End of Period	$143,116,058	$142,159,340	$851,997,419	$1,219,506,847

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2020

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$8,173,902	$17,413,516	$772,362	$6,477,174
Net Realized Gain (Loss) on Investments	1,004,981	(510,106)	(13,435)	(374,682)
Net Change in Unrealized Appreciation (Depreciation) on Investments	49,966,400	(29,049,988)	5,551,364	(5,061,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,145,283	(12,146,578)	6,310,291	1,040,778

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(8,443,454)	(17,600,022)	(748,000)	(6,503,652)
Class N	(140,520)	(165,333)	(5,919)	(71,361)

Total Distributions to Shareholders	(8,583,974)	(17,765,355)	(753,919)	(6,575,013)

NET SHARE TRANSACTIONS
Class I	20,932,720	(3,405,063)	13,349,504	2,558,721
Class N	(1,170,530)	7,953,615	333,592	332,444
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	19,762,190	4,548,552	13,683,096	2,891,165

Total Increase (Decrease) in Net Assets	$70,323,499	$(25,363,381)	$19,239,468	$(2,643,070)

NET ASSETS
Beginning of Period	$512,929,739	$538,293,120	$234,951,434	$237,594,504
End of Period	$583,253,238	$512,929,739	$254,190,902	$234,951,434

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	123

Statements of Changes in Net Assets (Cont.)	September 30, 2020

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$498,327	$1,719,992	$943,106	$3,119,147
Net Realized Gain (Loss) on Investments	295,538	(1,693,306)	(1,185,907)	(237,300)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,864,200	(12,576,539)	16,515,928	(34,200,114)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,658,065	(12,549,853)	16,273,127	(31,318,267)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(354,965)	(1,204,028)	(964,915)	(4,459,765)
Class N	(152,971)	(498,498)	(35,035)	(168,896)

Total Distributions to Shareholders	(507,936)	(1,702,526)	(999,950)	(4,628,661)

NET SHARE TRANSACTIONS
Class I	(7,204,202)	(4,716,661)	(3,043,460)	7,642,413
Class N	(2,765,712)	(3,037,887)	(325,005)	853,952
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(9,969,914)	(7,754,548)	(3,368,465)	8,496,365

Total Increase (Decrease) in Net Assets	$1,180,215	$(22,006,927)	$11,904,712	$(27,450,563)

NET ASSETS
Beginning of Period	$40,566,739	$62,573,666	$98,097,846	$125,548,409
End of Period	$41,746,954	$40,566,739	$110,002,558	$98,097,846

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2020

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund
	Period Ended September 30, 2020 (Unaudited)	Period Ended March 31, 2020[1]	Period Ended September 30, 2020 (Unaudited)	Period Ended March 31, 2020[2]

OPERATIONS
Net Investment Income (Loss)	$144,517	$253,879	$1,524,333	$1,970,211
Net Realized Gain (Loss) on Investments	(125,236)	(232,714)	(797,493)	(1,181,804)
Net Change in Unrealized Appreciation (Depreciation) on Investments	745,743	(1,270,170)	7,872,827	(15,285,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	765,024	(1,249,005)	8,599,667	(14,497,540)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(101,735)	(118,826)	(1,274,993)	(2,221,928)
Class N	(907)	(1,016)	(29,282)	(14,393)

Total Distributions to Shareholders	(102,642)	(119,842)	(1,304,275)	(2,236,321)

NET SHARE TRANSACTIONS
Class I	101,735	10,018,826	3,174,420	86,164,537
Class N	907	101,016	1,587,455	741,664
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	102,642	10,119,842	4,761,875	86,906,201

Total Increase (Decrease) in Net Assets	$765,024	$8,750,995	$12,057,267	$70,172,340

NET ASSETS
Beginning of Period	$8,750,995	$—	$70,172,340	$—
End of Period	$9,516,019	$8,750,995	$82,229,607	$70,172,340

[1]	Commenced operations on June 28, 2019.
[2]	Commenced operations on Sepetember 3, 2019.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	125

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Total Return Bond Fund - Class I:
9/30/2020	[5]	$10.46	0.17	0.29	0.46	(0.18)	—	(0.18)		$10.74	4.46%	$43,677,952	0.49%	0.49%	0.49%	3.10%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)		$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)		$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)		$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%
3/31/2017		$10.87	0.27	(0.11)	0.16	(0.40)	—	(0.40)		$10.63	1.46%	$44,379,730	0.47%	0.47%	0.47%	2.45%
3/31/2016		$11.04	0.35	(0.09)	0.26	(0.43)	—	(0.43)		$10.87	2.45%	$46,082,294	0.47%	0.47%	0.47%	3.29%

DoubleLine Total Return Bond Fund - Class N:
9/30/2020	[5]	$10.46	0.15	0.30	0.45	(0.17)	—	(0.17)		$10.74	4.33%	$5,980,001	0.74%	0.74%	0.74%	2.85%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)		$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)		$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)		$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%
3/31/2017		$10.87	0.24	(0.11)	0.13	(0.37)	—	(0.37)		$10.63	1.21%	$9,974,264	0.72%	0.72%	0.72%	2.20%
3/31/2016		$11.04	0.33	(0.09)	0.24	(0.41)	—	(0.41)		$10.87	2.20%	$11,750,754	0.72%	0.72%	0.72%	3.04%

DoubleLine Total Return Bond Fund - Class R6:
9/30/2020	[5]	$10.46	0.17	0.30	0.47	(0.19)	—	(0.19)		$10.74	4.49%	$2,581,127	0.45%	0.45%	0.45%	3.14%
3/31/2020	[2]	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)		$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

											For the Year or Period Ended
											9/30/2020[5]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]									26%		31%	28%	22%	22%	15%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Core Fixed Income Fund - Class I:
9/30/2020	[5]	$10.62	0.16	0.62	0.78	(0.17)	—	(0.17)		$11.23	7.35%	$10,994,005	0.47%	0.41%	0.41%	2.89%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)		$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)		$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)		$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%
3/31/2017		$10.87	0.29	0.01	0.30	(0.31)	—	(0.31)		$10.86	2.80%	$7,034,665	0.47%	0.44%	0.44%	2.72%
3/31/2016		$11.10	0.36	(0.22)	0.14	(0.37)	—	(0.37)		$10.87	1.31%	$5,114,336	0.47%	0.46%	0.46%	3.17%

DoubleLine Core Fixed Income Fund - Class N:
9/30/2020	[5]	$10.61	0.15	0.61	0.76	(0.15)	—	(0.15)		$11.22	7.22%	$582,829	0.72%	0.66%	0.66%	2.64%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)		$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)		$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)		$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%
3/31/2017		$10.86	0.27	0.01	0.28	(0.29)	—	(0.29)		$10.85	2.54%	$1,074,854	0.72%	0.69%	0.69%	2.47%
3/31/2016		$11.10	0.32	(0.22)	0.10	(0.34)	—	(0.34)		$10.86	0.97%	$952,919	0.72%	0.71%	0.71%	2.92%

DoubleLine Core Fixed Income Fund - Class R6:
9/30/2020	[5]	$10.62	0.16	0.62	0.78	(0.17)	—	(0.17)		$11.23	7.37%	$66,840	0.43%	0.38%	0.38%	2.93%
3/31/2020	[2]	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)		$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

											For the Year or Period Ended
											9/30/2020[5]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]									70%		43%	66%	77%	81%	70%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Unaudited.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Emerging Markets Fixed Income Fund - Class I:
9/30/2020	[4]	$8.83	0.21	1.38	1.59	(0.24)	—	(0.24)		$10.18	18.08%	$701,251	0.90%	0.90%	0.90%	4.34%
3/31/2020		$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)		$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019		$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)		$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018		$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)		$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%
3/31/2017		$9.68	0.45	0.81	1.26	(0.44)	—	(0.44)		$10.50	13.19%	$775,961	0.92%	0.92%	0.92%	4.28%
3/31/2016		$10.23	0.49	(0.54)	(0.05)	(0.50)	—	(0.50)		$9.68	(0.48)%	$548,221	0.90%	0.90%	0.90%	4.92%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
9/30/2020	[4]	$8.83	0.20	1.38	1.58	(0.22)	—	(0.22)		$10.19	18.03%	$53,890	1.14%	1.14%	1.14%	4.06%
3/31/2020		$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)		$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019		$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)		$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018		$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)		$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%
3/31/2017		$9.68	0.42	0.81	1.23	(0.41)	—	(0.41)		$10.50	12.91%	$231,087	1.17%	1.17%	1.17%	4.03%
3/31/2016		$10.23	0.46	(0.54)	(0.08)	(0.47)	—	(0.47)		$9.68	(0.73)%	$201,290	1.15%	1.15%	1.15%	4.67%

											For the Year or Period Ended
											9/30/2020[4]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]									37%		37%	66%	78%	108%	75%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year. [4] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
9/30/2020	[5]	$7.77	0.14	1.21	1.35	(0.17)	—	(0.17)		$8.95	17.43%	$26,818	1.61%	1.51%	1.05%	3.13%
3/31/2020		$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)		$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019		$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)		$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018		$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)		$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%
3/31/2017		$8.85	0.18	1.09	1.27	(0.28)	—	(0.28)		$9.84	14.63%	$49,380	1.21%	1.10%	1.09%	1.87%
3/31/2016		$9.81	0.24	(0.65)	(0.41)	(0.44)	(0.11)	(0.55)		$8.85	(4.29)%	$42,075	1.25%	1.12%	1.07%	2.72%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
9/30/2020	[5]	$7.75	0.11	1.22	1.33	(0.11)	—	(0.11)		$8.97	17.39%	$1,628	1.81%	1.71%	1.28%	2.57%
3/31/2020		$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)		$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019		$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)		$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018		$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)		$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%
3/31/2017		$8.83	0.15	1.09	1.24	(0.26)	—	(0.26)		$9.81	14.27%	$119,435	1.46%	1.35%	1.34%	1.62%
3/31/2016		$9.78	0.22	(0.65)	(0.43)	(0.41)	(0.11)	(0.52)		$8.83	(4.42)%	$113,806	1.50%	1.37%	1.32%	2.47%

											For the Year or Period Ended
											9/30/2020[5]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]									5%		13%	45%	83%	59%	56%

[1] Calculated based on average shares outstanding during the period.

[2] Total return does not include the effects of sales charges for Class A.

[3] Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5] Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	127

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Low Duration Bond Fund - Class I:
9/30/2020	[5]	$9.51	0.11	0.43	0.54	(0.11)	—	(0.11)		$9.94	5.73%	$5,639,411	0.42%	0.42%	0.42%	2.25%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)		$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)		$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)		$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%
3/31/2017		$9.99	0.24	0.06	0.30	(0.25)	—	(0.25)		$10.04	2.99%	$2,756,498	0.43%	0.42%	0.42%	2.25%
3/31/2016		$10.14	0.22	(0.12)	0.10	(0.25)	—	(0.25)		$9.99	1.00%	$1,722,942	0.43%	0.42%	0.43%	2.30%

DoubleLine Low Duration Bond Fund - Class N:
9/30/2020	[5]	$9.50	0.10	0.44	0.54	(0.10)	—	(0.10)		$9.94	5.71%	$1,237,309	0.67%	0.67%	0.67%	2.02%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)		$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)		$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)		$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%
3/31/2017		$9.99	0.20	0.06	0.26	(0.22)	—	(0.22)		$10.03	2.64%	$1,540,448	0.68%	0.67%	0.67%	2.00%
3/31/2016		$10.13	0.21	(0.12)	0.09	(0.23)	—	(0.23)		$9.99	0.85%	$1,162,303	0.68%	0.67%	0.68%	2.05%

DoubleLine Low Duration Bond Fund - Class R6:
9/30/2020	[5]	$9.51	0.11	0.43	0.54	(0.11)	—	(0.11)		$9.94	5.75%	$5,316	0.40%	0.39%	0.39%	2.26%
3/31/2020	[2]	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)		$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

											For the Year or Period Ended
											9/30/2020[5]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]									32%		60%	54%	62%	69%	66%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Floating Rate Fund - Class I:
9/30/2020	[4]	$8.44	0.18	0.82	1.00	(0.18)	—	(0.18)		$9.26	11.96%	$156,849	0.75%	0.75%	0.75%	4.00%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)		$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)		$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)		$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%
3/31/2017		$9.77	0.35	0.13	0.48	(0.35)	—	(0.35)		$9.90	4.99%	$297,060	0.68%	0.68%	0.68%	3.60%
3/31/2016		$10.14	0.36	(0.36)	—	(0.37)	—	(0.37)		$9.77	0.02%	$229,612	0.65%	0.65%	0.65%	3.70%

DoubleLine Floating Rate Fund - Class N:
9/30/2020	[4]	$8.45	0.17	0.83	1.00	(0.17)	—	(0.17)		$9.28	11.91%	$25,717	0.99%	0.99%	0.99%	3.75%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)		$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)		$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)		$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%
3/31/2017		$9.79	0.33	0.13	0.46	(0.33)	—	(0.33)		$9.92	4.73%	$130,944	0.93%	0.93%	0.93%	3.35%
3/31/2016		$10.16	0.34	(0.36)	(0.02)	(0.35)	—	(0.35)		$9.79	(0.23)%	$72,281	0.90%	0.90%	0.90%	3.45%

											For the Year or Period Ended
											9/30/2020[4]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]									28%		58%	88%	77%	106%	70%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year. [4] Unaudited.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[3]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Expenses After Investment Advisory Fees (Waived)[4]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]		Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced CAPE® - Class I:
9/30/2020	[5]	$11.69	0.14	4.49	4.63	(0.15)	—	(0.15)	$16.17		39.74%		$6,700,926		0.56%		0.55%		0.55%		1.95%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69		(16.78)%		$4,633,848		0.55%		0.54%		0.54%		2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81		11.78%		$4,577,386		0.56%		0.55%		0.55%		2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16		12.40%		$4,013,700		0.55%		0.54%		0.54%		2.17%
3/31/2017		$12.32	0.27	2.72	2.99	(0.28)	(0.27)	(0.55)	$14.76		24.75%		$2,432,725		0.55%		0.55%		0.60%		2.01%
3/31/2016		$12.13	0.32	0.40	0.72	(0.34)	(0.19)	(0.53)	$12.32		6.09%		$673,308		0.63%		0.63%		0.63%		2.66%

DoubleLine Shiller Enhanced CAPE® - Class N:
9/30/2020	[5]	$11.68	0.13	4.48	4.61	(0.13)	—	(0.13)	$16.16		39.56%		$686,034		0.80%		0.80%		0.80%		1.84%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68		(17.00)%		$1,246,723		0.80%		0.79%		0.79%		2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80		11.59%		$1,236,075		0.81%		0.80%		0.80%		2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14		12.06%		$1,042,563		0.80%		0.79%		0.79%		1.91%
3/31/2017		$12.31	0.24	2.72	2.96	(0.25)	(0.27)	(0.52)	$14.75		24.48%		$758,400		0.80%		0.80%		0.85%		1.76%
3/31/2016		$12.12	0.29	0.40	0.69	(0.31)	(0.19)	(0.50)	$12.31		5.84%		$186,985		0.88%		0.88%		0.88%		2.41%

DoubleLine Shiller Enhanced CAPE® - Class R6:
9/30/2020	[5]	$11.70	0.15	4.48	4.63	(0.16)	—	(0.16)	$16.17		39.66%		$1,279		0.50%		0.50%		0.50%		1.98%
3/31/2020	[2]	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70		(22.15)%		$124		0.49%		0.48%		0.48%		2.60%

											For the Year or Period Ended
											9/30/2020[5]		3/31/2020		3/31/2019		3/31/2018		3/31/2017		3/31/2016
Portfolio turnover rate for all share classes[3]										37%		62%		55%		60%		68%		67%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Expenses After Investment Advisory Fees (Waived)[3]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Net Investment Income (Loss)[3]

DoubleLine Flexible Income Fund - Class I:
9/30/2020	[5]	$8.40	0.18	0.96	1.14	(0.18)	—	(0.18)	$9.36		13.72%		$962,865		0.76%		0.72%		0.72%		3.91%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40		(9.06)%		$874,594		0.73%		0.69%		0.69%		4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65		2.95%		$1,088,368		0.74%		0.72%		0.72%		4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81		3.94%		$1,007,491		0.76%		0.74%		0.77%		3.61%
3/31/2017		$9.55	0.32	0.29	0.61	(0.34)	—	(0.34)	$9.82		6.48%		$593,153		0.80%		0.76%		0.76%		3.36%
3/31/2016		$9.99	0.36	(0.40)	(0.04)	(0.40)	—	(0.40)	$9.55		(0.43)%		$160,590		0.87%		0.82%		0.77%		3.75%

DoubleLine Flexible Income Fund - Class N:
9/30/2020	[5]	$8.39	0.16	0.97	1.13	(0.17)	—	(0.17)	$9.35		13.58%		$187,227		1.01%		0.97%		0.97%		3.65%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39		(9.30)%		$230,033		0.98%		0.94%		0.94%		3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64		2.59%		$207,491		0.99%		0.97%		0.97%		4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81		3.69%		$195,093		1.01%		0.99%		1.02%		3.36%
3/31/2017		$9.55	0.30	0.29	0.59	(0.32)	—	(0.32)	$9.82		6.23%		$147,095		1.05%		1.01%		1.01%		3.11%
3/31/2016		$9.99	0.34	(0.40)	(0.06)	(0.38)	—	(0.38)	$9.55		(0.66)%		$62,880		1.12%		1.07%		1.02%		3.50%

DoubleLine Flexible Income Fund - Class R6:
9/30/2020	[5]	$8.40	0.18	0.97	1.15	(0.19)	—	(0.19)	$9.36		13.75%		$101		0.70%		0.66%		0.66%		3.96%
3/31/2020	[4]	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40		(11.26)%		$89		0.68%		0.65%		0.65%		3.91%

											For the Year or Period Ended
											9/30/2020[5]		3/31/2020		3/31/2019		3/31/2018		3/31/2017		3/31/2016
Portfolio turnover rate for all share classes[2]									25%		41%		44%		41%		58%		42%

[1] Calculated based on average shares outstanding during the period.

[2] Not annualized for periods less than one year.

[3] Annualized for periods less than one year.

[4] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[5] Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	129

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:										Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions		Net Asset Value, End of Period		Total Return[2]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Expenses After Investment Advisory Fees (Waived)[3]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
9/30/2020	[4]	$9.36	0.12	0.51	0.63	(0.13)	—	(0.13)		$9.86		6.78%		$204,341		0.67%		0.67%		0.59%	2.56%
3/31/2020		$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)		$9.36		(0.62)%		$180,730		0.63%		0.63%		0.59%	3.24%
3/31/2019		$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)		$9.80		4.22%		$197,585		0.65%		0.65%		0.59%	3.02%
3/31/2018		$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)		$9.70		1.37%		$142,174		0.89%		0.89%		0.59%	2.50%
3/31/2017		$9.59	0.29	0.27	0.56	(0.29)	(0.01)	(0.30)		$9.85		5.95%		$133,047		0.74%		0.74%		0.59%	3.03%
3/31/2016		$9.83	0.33	(0.23)	0.10	(0.34)	—	(0.34)		$9.59		1.06%		$66,797		0.84%		0.84%		0.59%	3.44%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
9/30/2020	[4]	$9.38	0.11	0.51	0.62	(0.12)	—	(0.12)		$9.88		6.64%		$26,633		0.92%		0.92%		0.84%	2.31%
3/31/2020		$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)		$9.38		(0.77)%		$16,922		0.88%		0.88%		0.84%	3.03%
3/31/2019		$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)		$9.81		3.93%		$24,075		0.93%		0.93%		0.84%	2.54%
3/31/2018		$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)		$9.71		1.10%		$57,856		1.14%		1.14%		0.84%	2.25%
3/31/2017		$9.60	0.27	0.27	0.54	(0.27)	(0.01)	(0.28)		$9.86		5.69%		$216,718		0.99%		0.99%		0.84%	2.78%
3/31/2016		$9.84	0.31	(0.23)	0.08	(0.32)	—	(0.32)		$9.60		0.82%		$118,802		1.09%		1.09%		0.84%	3.19%

														For the Year or Period Ended
														9/30/2020[4]		3/31/2020		3/31/2019		3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]									21%		65%		42%		37%		61%		39%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year. [4] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:										Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions		Net Asset Value, End of Period		Total Return[2]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Expenses After Investment Advisory Fees (Waived)[3]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Long Duration Total Return Bond Fund - Class I:
9/30/2020	[4]	$11.75	0.13	(0.01)	0.12	(0.14)	—	(0.14)		$11.73		0.98%		$80,011		0.56%		0.56%		0.52%	2.27%
3/31/2020		$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)		$11.75		24.85%		$87,469		0.68%		0.68%		0.65%	2.55%
3/31/2019		$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)		$9.88		4.77%		$66,226		0.70%		0.70%		0.65%	3.15%
3/31/2018		$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)		$9.73		2.74%		$55,357		0.81%		0.81%		0.65%	3.33%
3/31/2017		$10.40	0.32	(0.60)	(0.28)	(0.33)	—	(0.33)		$9.79		(2.82)%		$50,465		0.76%		0.76%		0.65%	3.13%
3/31/2016		$10.43	0.29	(0.02)	0.27	(0.29)	(0.01)	(0.30)		$10.40		2.76%		$56,843		0.84%		0.84%		0.65%	2.87%

DoubleLine Long Duration Total Return Bond Fund - Class N:
9/30/2020	[4]	$11.74	0.12	(0.01)	0.11	(0.12)	—	(0.12)		$11.73		0.85%		$14,770		0.81%		0.81%		0.78%	2.02%
3/31/2020		$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)		$11.74		24.44%		$20,225		0.93%		0.93%		0.90%	2.31%
3/31/2019		$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)		$9.88		4.61%		$14,317		0.95%		0.95%		0.90%	2.90%
3/31/2018		$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)		$9.72		2.48%		$11,016		1.06%		1.06%		0.90%	3.06%
3/31/2017		$10.39	0.29	(0.60)	(0.31)	(0.30)	—	(0.30)		$9.78		(3.08)%		$11,276		1.01%		1.01%		0.90%	2.79%
3/31/2016		$10.42	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)		$10.39		2.51%		$25,763		1.09%		1.09%		0.90%	2.62%

												For the Year or Period Ended
												9/30/2020[4]		3/31/2020		3/31/2019		3/31/2018		3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]										57%		40%		25%		33%		94%		52%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year. [4] Unaudited.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period		Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
9/30/2020	[6]	$6.91	—	0.45	0.45	—	—		—	$7.36		6.37%	$118,326	1.18%	1.18%	1.10%	(0.40)%
3/31/2020		$9.72	0.07	(2.78)	(2.71)	(0.10)	—		(0.10)	$6.91		(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019		$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)	$9.72		(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018		$9.33	0.04	1.27	1.31	(0.53)	—	[5]	(0.53)	$10.11		14.03%	$213,752	1.16%	1.16%	1.10%	0.33%
3/31/2017		$8.69	(0.06)	0.75	0.69	(0.05)	—		(0.05)	$9.33		7.93%	$22,243	1.77%	1.77%	1.10%	(0.75)%
3/31/2016	[2]	$10.00	(0.07)	(1.24)	(1.31)	—	—	[5]	— [5]	$8.69		(13.07)%	$27,997	4.42%	4.42%	1.06%	(1.05)%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
9/30/2020	[6]	$6.87	(0.02)	0.45	0.43	—	—		—	$7.30		6.26%	$24,790	1.43%	1.43%	1.35%	(0.65)%
3/31/2020		$9.65	0.07	(2.78)	(2.71)	(0.07)	—		(0.07)	$6.87		(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019		$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)	$9.65		(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018		$9.28	0.01	1.27	1.28	(0.52)	—	[5]	(0.52)	$10.04		13.79%	$67,838	1.41%	1.41%	1.35%	0.09%
3/31/2017		$8.67	(0.09)	0.75	0.66	(0.05)	—		(0.05)	$9.28		7.55%	$6,540	2.23%	2.23%	1.35%	(1.00)%
3/31/2016	[2]	$10.00	(0.09)	(1.24)	(1.33)	—	—	[5]	— [5]	$8.67		(13.27)%	$1,421	4.67%	4.67%	1.31%	(1.30)%

												For the Year or Period Ended
												9/30/2020[6]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]											0%	0%	0%	0%	0%	0%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on May 18, 2015.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5]   Less than $0.005 per share.

[6] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period		Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Global Bond Fund - Class I:
9/30/2020	[6]	$10.21	0.04	0.41	0.45	—	—		—	—	$10.66		4.41%	$849,844	0.55%	0.55%	0.55%	0.67%
3/31/2020		$10.28	0.15	(0.10)	0.05	(0.12)	—	[5]	—	(0.12)	$10.21		0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019		$10.71	0.12	(0.42)	(0.30)	(0.13)	—		—	(0.13)	$10.28		(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018		$10.04	0.09	0.72	0.81	(0.14)	—		—	(0.14)	$10.71		7.96%	$663,208	0.56%	0.56%	0.56%	0.82%
3/31/2017		$10.49	0.05	(0.47)	(0.42)	(0.02)	—		(0.01)	(0.03)	$10.04		(4.00)%	$475,328	0.66%	0.66%	0.66%	0.52%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		—	(0.02)	$10.49		5.11%	$94,631	1.29%	1.29%	0.70%	0.83%

DoubleLine Global Bond Fund - Class N:
9/30/2020	[6]	$10.21	0.02	0.41	0.43	—	—		—	—	$10.64		4.21%	$2,153	0.80%	0.80%	0.80%	0.41%
3/31/2020		$10.26	0.12	(0.10)	0.02	(0.07)	—	[5]	—	(0.07)	$10.21		0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019		$10.69	0.09	(0.42)	(0.33)	(0.10)	—		—	(0.10)	$10.26		(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018		$10.02	0.06	0.72	0.78	(0.11)	—		—	(0.11)	$10.69		7.77%	$29,544	0.81%	0.81%	0.81%	0.57%
3/31/2017		$10.49	0.02	(0.47)	(0.45)	(0.01)	—		(0.01)	(0.02)	$10.02		(4.31)%	$24,058	0.91%	0.91%	0.91%	0.20%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		—	(0.02)	$10.49		5.07%	$41,937	1.54%	1.54%	0.95%	0.58%

													For the Year or Period Ended
													9/30/2020[6]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]												28%	21%	24%	16%	57%	13%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on December 17, 2015.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5]   Less than $0.005 per share.

[6] Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	131

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Infrastructure Income Fund - Class I:
9/30/2020	[6]	$9.56	0.16	0.92	1.08	(0.16)	—		(0.16)	$10.48	11.29%	$573,695	0.56%	0.56%	0.56%	2.89%
3/31/2020		$10.11	0.33	(0.54)	(0.21)	(0.34)	—		(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019		$10.00	0.32	0.11	0.43	(0.32)	—	[5]	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018		$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)		(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%
3/31/2017	[2]	$10.00	0.29	0.01	0.30	(0.23)	—	[5]	(0.23)	$10.07	3.11%	$392,117	0.77%	0.77%	0.64%	2.78%

DoubleLine Infrastructure Income Fund - Class N:
9/30/2020	[6]	$9.56	0.14	0.92	1.06	(0.14)	—		(0.14)	$10.48	11.15%	$9,559	0.81%	0.81%	0.81%	2.64%
3/31/2020		$10.11	0.30	(0.54)	(0.24)	(0.31)	—		(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019		$10.00	0.30	0.11	0.41	(0.30)	—	[5]	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018		$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)		(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%
3/31/2017	[2]	$10.00	0.26	0.01	0.27	(0.21)	—	[5]	(0.21)	$10.06	2.76%	$567	1.50%	1.50%	0.89%	2.53%

												For the Year or Period Ended
												9/30/2020[6]	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]											18%	10%	15%	29%	43%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on April 1, 2016.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5]   Less than $0.005 per share.

[6] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Ultra Short Bond Fund - Class I:
9/30/2020	[6]	$9.81	0.04	0.23	0.27	(0.03)	—		(0.03)	$10.05	2.77%	$250,994	0.25%	0.25%	0.25%	0.65%
3/31/2020		$10.03	0.22	(0.22)	—	(0.22)	—	[5]	(0.22)	$9.81	(0.04)%	$232,159	0.23%	0.23%	0.23%	2.14%
3/31/2019		$10.03	0.24	(0.01)	0.23	(0.23)	—	[5]	(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018		$10.01	0.13	—	0.13	(0.11)	—	[5]	(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%
3/31/2017	[2]	$10.00	0.03	0.01	0.04	(0.03)	—		(0.03)	$10.01	0.36%	$8,294	4.87%	4.87%	0.35%	0.42%

DoubleLine Ultra Short Bond Fund - Class N:
9/30/2020	[6]	$9.83	0.02	0.23	0.25	(0.02)	—		(0.02)	$10.06	2.54%	$3,197	0.50%	0.50%	0.50%	0.39%
3/31/2020		$10.04	0.20	(0.22)	(0.02)	(0.19)	—	[5]	(0.19)	$9.83	(0.19)%	$2,793	0.48%	0.48%	0.48%	1.94%
3/31/2019		$10.03	0.22	(0.01)	0.21	(0.20)	—	[5]	(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018		$10.02	0.09	—	0.09	(0.08)	—	[5]	(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%
3/31/2017	[2]	$10.00	0.01	0.01	0.02	—	—		—	$10.02	0.20%	$125	5.42%	5.42%	0.60%	0.11%

												For the Year or Period Ended
												9/30/2020[6]	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]											22%	60%	128%	74%	79%

[1] Calculated based on average shares outstanding during the period.

[2]   Commencement of operations on June 30, 2016.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5]   Less than $0.005 per share

[6] Unaudited.

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced International CAPE® - Class I:
9/30/2020	[5]	$7.88	0.12	2.26	2.38	(0.12)	—	(0.12)	$10.14	30.22%	$27,802	0.94%	0.91%	0.62%	2.33%
3/31/2020		$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019		$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018		$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%
3/31/2017	[2]	$10.00	0.03	0.85	0.88	(0.02)	—	(0.02)	$10.86	8.76%	$19,384	7.10%	7.10%	0.64%	0.72%

DoubleLine Shiller Enhanced International CAPE® - Class N:
9/30/2020	[5]	$7.88	0.10	2.26	2.36	(0.10)	—	(0.10)	$10.14	30.06%	$13,945	1.19%	1.16%	0.87%	2.08%
3/31/2020		$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019		$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018		$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%
3/31/2017	[2]	$10.00	0.02	0.85	0.87	(0.01)	—	(0.01)	$10.86	8.72%	$11,499	4.93%	4.93%	0.89%	0.58%

											For the Year or Period Ended
											9/30/2020[5]	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]										44%	48%	72%	69%	38%

[1] Calculated based on average shares outstanding during the period.

[2] Commencement of operations on December 23, 2016.

[3] Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Colony Real Estate and Income Fund - Class I:
9/30/2020	[5]	$8.51	0.07	1.35	1.42	(0.09)	—	(0.09)	$9.84	16.69%	$105,852	0.61%	0.61%	0.62%	1.75%
3/31/2020		$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019	[2]	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Colony Real Estate and Income Fund - Class N:
9/30/2020	[5]	$8.51	0.07	1.35	1.42	(0.08)	—	(0.08)	$9.85	16.66%	$4,150	0.86%	0.86%	0.87%	1.50%
3/31/2020		$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019	[2]	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

													For the Year or Period Ended
													9/30/2020[5]	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes[3]												106%	100%	70%

[1] Calculated based on average shares outstanding during the period.

[2] Commencement of operations on December 17, 2018.

[3] Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5] Unaudited.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	133

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
9/30/2020	[5]	$8.64	0.14	0.62	0.76	(0.10)	—	(0.10)	$9.30	8.81%	$9,421	2.17%	2.17%	0.90%	3.06%
3/31/2020	[2]	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
9/30/2020	[5]	$8.64	0.13	0.62	0.75	(0.09)	—	(0.09)	$9.30	8.68%	$95	2.42%	2.42%	1.15%	2.81%
3/31/2020	[2]	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

														For the Year or Period Ended
														9/30/2020[5]	3/31/2020
Portfolio turnover rate for all share classes[3]													7%	13%

[1] Calculated based on average shares outstanding during the period.

[2] Commencement of operations on June 28, 2019.

[3] Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5] Unaudited.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Income Fund - Class I:
9/30/2020	[5]	$8.05	0.16	0.77	0.93	(0.14)	—	(0.14)	$8.84	11.67%	$79,884	0.76%	0.76%	0.65%	3.93%
3/31/2020	[2]	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
9/30/2020	[5]	$8.05	0.16	0.78	0.94	(0.13)	—	(0.13)	$8.86	11.79%	$2,346	1.01%	1.01%	0.90%	3.71%
3/31/2020	[2]	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

														For the Year or Period Ended
														9/30/2020[5]	3/31/2020
Portfolio turnover rate for all share classes[3]													41%	33%

[1] Calculated based on average shares outstanding during the period.

[2] Commencement of operations on September 3, 2019.

[3] Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5] Unaudited.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2020

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 19 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report. Shares of the DoubleLine Emerging Markets Local Currency Bond Fund are currently only available for purchase by employees and officers of DoubleLine Capital LP (“DoubleLine Capital”) and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), their affiliates and their family members, and the Advisers and their affiliates.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

Semi-Annual Report	September 30, 2020	135

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and

136	DoubleLine Funds Trust

(Unaudited) September 30, 2020

reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 2020:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$4,270,805,097	$530,848,554	$4,052,500	$4,430,167	$265,584,425	$9,714,895

Affiliated Mutual Funds	19,571,282	1,182,729,307	—	7,331,340	49,300,000	—

Common Stocks	—	986,835	367,881	—	143,819	77,421

Total Level 1	4,290,376,379	1,714,564,696	4,420,381	11,761,507	315,028,244	9,792,316

Level 2

US Government and Agency Mortgage Backed Obligations	25,688,545,479	2,288,408,397	—	5,982,799	612,412,693	—

Non-Agency Residential Collateralized Mortgage Obligations	14,167,455,918	1,235,208,114	—	5,362,906	1,346,662,957	—

Non-Agency Commercial Mortgage Backed Obligations	4,564,403,820	811,394,246	—	—	1,066,308,976	—

US Government and Agency Obligations	2,636,430,694	2,041,433,713	—	—	532,084,082	—

Asset Backed Obligations	2,111,329,712	313,651,775	—	—	527,015,816	—

Collateralized Loan Obligations	1,862,941,757	333,123,682	—	—	1,010,696,893	—

US Corporate Bonds	—	1,656,354,856	—	—	356,183,039	15,555,075

Foreign Corporate Bonds	—	998,783,701	647,385,891	—	871,272,424	717,938

Bank Loans	—	410,255,747	—	—	170,818,758	159,221,524

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	129,919,900	92,153,434	—	107,398,918	—

Municipal Bonds	—	11,472,886	—	—	—	—

Other Short Term Investments	—	3,099,750	—	3,498,363	—	—

Total Level 2	51,031,107,380	10,233,106,767	739,539,325	14,844,068	6,600,854,556	175,494,537

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	362,653,211	38,480,090	—	868,797	—	—

Non-Agency Commercial Mortgage Backed Obligations	6,960,535	918,652	—	—	—	—

Collateralized Loan Obligations	609,277	—	—	68,988	—	—

Common Stocks	—	1,181,242	—	—	—	926,430

Bank Loans	—	624,478	—	—	—	485,319

Foreign Corporate Bonds	—	51,002	82,503	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	370,223,023	41,255,464	82,503	937,785	—	1,411,749

Total	$55,691,706,782	$11,988,926,927	$744,042,209	$27,543,360	$6,915,882,800	$186,698,602

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(82,175)	$—	$—

Total Level 1	—	—	—	(82,175)	—	—

Level 2

Excess Return Swaps	—	—	—	260,550	—	—

Total Level 2	—	—	—	260,550	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$—	$178,375	$—	$—

Semi-Annual Report	September 30, 2020	137

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$340,235,264	$49,004,229	$10,246,262	$2,350,883	$5,676,946	$32,273,118

Affiliated Mutual Funds	199,949,999	49,105,675	—	—	—	—

Common Stocks	94,757	185,345	34,210	—	—	—

Total Level 1	540,280,020	98,295,249	10,280,472	2,350,883	5,676,946	32,273,118

Level 2

US Government and Agency Obligations	1,309,630,636	—	—	22,937,445	—	236,415,007

Non-Agency Residential Collateralized Mortgage Obligations	1,013,006,572	271,964,861	—	—	—	—

Collateralized Loan Obligations	920,928,183	222,272,770	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	850,665,069	161,711,503	—	—	—	—

US Government and Agency Mortgage Backed Obligations	579,211,949	16,257,669	—	68,485,683	—	—

Foreign Corporate Bonds	543,737,272	130,502,730	176,491,418	—	—	—

Asset Backed Obligations	448,812,520	66,014,423	—	—	—	—

US Corporate Bonds	340,613,679	89,004,097	—	—	—	—

Bank Loans	289,489,857	66,329,944	—	—	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	45,841,571	14,298,270	40,945,447	—	—	550,015,151

Other Short Term Investments	—	—	—	—	137,928,318	18,677,058

Total Level 2	6,341,937,308	1,038,356,267	217,436,865	91,423,128	137,928,318	805,107,216

Level 3

Common Stocks	943,581	258,398	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	600,223	126,413	—	—	—	—

Bank Loans	494,304	136,898	—	—	—	—

Foreign Corporate Bonds	1,498	1,500	4,495	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	22,078,252	—	—	—	—

Asset Backed Obligations	—	10,927,022	—	—	—	—

Collateralized Loan Obligations	—	87,040	—	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	2,039,606	33,615,523	4,495	—	—	—

Total	$6,884,256,934	$1,170,267,039	$227,721,832	$93,774,011	$143,605,264	$837,380,334

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(528,410)	$—	$—

Total Level 1	—	—	—	(528,410)	—	—

Level 2

Excess Return Swaps	603,747,081	—	—	—	(799,503)	—

Forward Currency Exchange Contracts	—	—	—	—	—	239,311

Total Level 2	603,747,081	—	—	—	(799,503)	239,311

Level 3	—	—	—	—	—	—

Total	$603,747,081	$—	$—	$(528,410)	$(799,503)	$239,311

138	DoubleLine Funds Trust

(Unaudited) September 30, 2020

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$49,533,477	$1,976,675	$177,268	$2,145,501	$368,822	$3,693,366

Affiliated Mutual Funds	—	—	2,602,382	—	—	—

Total Level 1	49,533,477	1,976,675	2,779,650	2,145,501	368,822	3,693,366

Level 2

Asset Backed Obligations	218,204,410	—	952,531	6,824,585	—	3,207,766

US Corporate Bonds	251,612,469	98,777,857	2,794,610	7,480,815	—	—

Foreign Corporate Bonds	70,801,590	66,215,226	2,707,260	8,461,996	750,152	—

Commercial Paper	—	74,804,059	—	—	—	—

US Government and Agency Mortgage Backed Obligations	—	11,251,144	3,904,003	8,529,004	—	4,673,066

US Government and Agency Obligations	—	—	8,166,452	13,963,852	—	11,829,500

Non-Agency Residential Collateralized Mortgage Obligations	—	—	6,993,429	23,016,395	—	23,963,415

Collateralized Loan Obligations	—	—	6,679,225	15,991,868	—	12,186,246

Non-Agency Commercial Mortgage Backed Obligations	—	—	5,810,258	14,582,448	—	19,734,311

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	516,506	987,155	8,175,916	—

Other Short Term Investments	—	—	—	9,198,149	—	—

Bank Loans	—	—	—	5,334,195	—	—

Total Level 2	540,618,469	251,048,286	38,524,274	114,370,462	8,926,068	75,594,304

Level 3

Foreign Corporate Bonds	2,708,438	—	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	207,855	—	926,321

Asset Backed Obligations	—	—	—	—	—	4,839,940

Total Level 3	2,708,438	—	—	207,855	—	5,766,261

Total	$592,860,384	$253,024,961	$41,303,924	$116,723,818	$9,294,890	$85,053,931

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Total Level 1	—	—	—	—	—	—

Level 2

Forward Currency Exchange Contracts	—	—	1,654,524	—	—	—

Excess Return Swaps	—	—	(1,120,724)	(5,850,804)	—	—

Total Level 2	—	—	533,800	(5,850,804)	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$533,800	$(5,850,804)	$—	$—

See the Schedules of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Multi-Asset Growth Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$896,350	$—	$(23,800)	$(3,753)	$—	$—	$—	$—	$868,797	$(23,800)
Collateralized Loan Obligations	72,621	—	(3,633)	—	—	—	—	—	68,988	(3,633)
Total	$968,971	$—	$(27,433)	$(3,753)	$—	$—	$—	$—	$937,785	$(27,433)

Semi-Annual Report	September 30, 2020	139

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Backed Obligations	$20,518,003	$(6,105)	$1,509,004	$47,820	$28,482	$(18,952)	$—	$—	$22,078,252	$1,508,899
Non-Agency Commercial Mortgage Backed Obligations	444,116	—	(317,703)	—	—	—	—	—	126,413	(317,703)
Collateralized Loan Obligations	180,404	—	(102,407)	963	8,080	—	—	—	87,040	(100,332)
Foreign Corporate Bonds	1,500	—	—	—	—	—	—	—	1,500	—
Asset Backed Obligations	—	—	(150,749)	—	3,565,000	—	7,512,771	—	10,927,022	—
Bank Loans	—	133	54,783	720	81,262	—	—	—	136,898	—
Common Stocks	—	19	32,960	(18)	225,437	—	—	—	258,398	—
Total	$21,144,023	$(5,953)	$1,025,888	$49,485	$3,908,261	$(18,952)	$7,512,771	$—	$33,615,523	$1,090,864

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Foreign Corporate Bonds	$9,904,084	$674,821	$14,169	$(719)	$—	$(7,883,917)	$—	$—	$2,708,438	$217,050
Total	$9,904,084	$674,821	$14,169	$(719)	$—	$(7,883,917)	$—	$—	$2,708,438	$217,050

DoubleLine Income Fund	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$1,074,676	$—	$(154,499)	$6,144	$—	$—	$—	$—	$926,321	$(154,499)
Asset Backed Obligations	—	—	—	—	—	—	4,839,940	—	4,839,940	—
Total	$1,074,676	$—	$(154,499)	$6,144	$—	$—	$4,839,940	$—	$5,766,261	$(154,499)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Multi-Asset Growth Fund	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$868,797	Market Comparables		Market Quotes		$95.47 ($95.47)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$68,988	Market Comparables		Market Quotes		$6.90 ($6.90)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

140	DoubleLine Funds Trust

(Unaudited) September 30, 2020

DoubleLine Flexible Income Fund	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Backed Obligations	$22,078,252	Market Comparables		Market Quotes		$87.62-$95.47 ($92.18)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$126,413	Market Comparables		Yields		10.00% (10.00% )	Increase in yields would have resulted in the decrease in the fair vale of the security

Collateralized Loan Obligations	$87,040	Market Comparables		Market Quotes		$33.73 ($33.73)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$1,500	Enterprise Values		EBITDA multiples		5x-6.5x (5.75x )	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security.

Asset Backed Obligations	$10,927,022	Market Comparables		Market Quotes		$38.10-$3,711.14 ($1,195.97)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$136,898	Market Comparables		Market Quotes		$98.37-$100.00 ($99.95)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$258,398	Market Comparables		Market Quotes		$0.67-$16.05 ($15.82)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Infrastructure Income Fund	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Foreign Corporate Bonds	$2,708,438	Market Comparables		Market Quotes		$112.50 ($112.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$926,321	Market Comparables		Yields		14.00% (14.00% )	Increase in the yields would have resulted in the decrease in the fair value of the security

Asset Backed Obligations	$4,839,940	Market Comparables		Market Quotes		$48.79-$4,852.85 ($1,302.21)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2017-2019 (Federal) and 2016-2019 (CA) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of September 30, 2020, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2020. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount

Semi-Annual Report	September 30, 2020	141

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Multi-Asset Growth Fund as a result of this litigation is remote. As of September 30, 2020, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

142	DoubleLine Funds Trust

(Unaudited) September 30, 2020

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2020, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015

Fund Net Assets	$28,446,332	$143,116,058

Subsidiary % of Fund Net Assets	13.42%	21.69%

Subsidiary Financial Statement Information

Net Assets	$3,818,268	$31,046,967

Total Income	16,255	130,608

Net Realized Gain/(Loss)	(26,264)	(15,138,285)

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Colony Real Estate and Income Fund, engaged DoubleLine Capital LP to serve as sub-adviser to the DoubleLine Colony Real Estate and Income Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Income Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2021. DoubleLine Income Fund’s expense limitation is expected to apply until at least September 2, 2021. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

Semi-Annual Report	September 30, 2020	143

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31

	2021	2022	2023	2024

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$70,875	$79,847

DoubleLine Low Duration Bond Fund	$—	$—	$3	$154

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$613,726	$119,396	$91,791	$89,556

DoubleLine Long Duration Total Return Bond Fund	$101,274	$36,189	$31,792	$18,424

DoubleLine Strategic Commodity Fund (Consolidated)	$90,794	$18,303	$47,728	$55,573

DoubleLine Ultra Short Bond Fund	$30,967	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®	$389,095	$236,220	$93,238	$63,646

DoubleLine Colony Real Estate and Income Fund	$—	$186,881	$310,642	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$—	$—	$393,049	$60,083

DoubleLine Income Fund	$—	$—	$229,850	$43,282

For the period ended September 30, 2020, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Colony Real Estate and Income Fund	$2,620

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2020

DoubleLine Total Return Bond Fund	$119,829

DoubleLine Core Fixed Income Fund	$3,429,133

DoubleLine Multi-Asset Growth Fund (Consolidated)	$18,544

DoubleLine Low Duration Bond Fund	$121,901

DoubleLine Shiller Enhanced CAPE®	$149,550

DoubleLine Flexible Income Fund	$221,576

DoubleLine Shiller Enhanced International CAPE®	$6,374

144	DoubleLine Funds Trust

(Unaudited) September 30, 2020

As of September 30, 2020 , greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	76%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	82%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	62%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund	21%	DoubleLine Low Duration Bond Fund

DoubleLine Ultra Short Bond Fund	79%	DoubleLine Shiller Enhanced CAPE

DoubleLine Income Fund	24%	DoubleLine Total Return Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2020:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	47%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ distributor.

Semi-Annual Report	September 30, 2020	145

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2020 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$7,990,003,599	$8,685,942,526	$4,817,047,016	$6,691,422,598

DoubleLine Core Fixed Income Fund	$1,767,450,586	$2,032,158,550	$6,250,242,688	$6,732,863,824

DoubleLine Emerging Markets Fixed Income Fund	$295,365,089	$478,222,326	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$1,071,036	$7,496,234	$—	$—

DoubleLine Low Duration Bond Fund	$1,645,010,425	$1,665,985,482	$406,720,680	$371,397,934

DoubleLine Floating Rate Fund	$50,826,630	$77,557,074	$—	$—

Doubleline Shiller Enhanced CAPE®	$1,520,879,666	$1,133,994,951	$1,078,256,277	$1,021,915,016

DoubleLine Flexible Income Fund	$262,096,325	$277,152,565	$—	$38,502,311

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$91,393,043	$42,463,001	$—	$—

DoubleLine Selective Credit Fund	$177,720,563	$191,800,047	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$3,324,492	$5,015,867	$52,655,549	$63,284,064

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$125,362,760	$425,093,131	$160,691,203	$246,615,446

DoubleLine Infrastructure Income Fund	$127,239,848	$97,904,539	$—	$—

DoubleLine Ultra Short Bond Fund	$30,306,702	$33,558,257	$—	$—

Doubleline Shiller Enhanced International CAPE	$9,250,133	$6,696,837	$9,301,574	$10,249,023

Doubleline Colony Real Estate and Income Fund	$58,412,040	$34,839,429	$46,050,181	$68,104,044

DoubleLine Emerging Markets Local Currency Bond Fund	$1,384,822	$574,853	$—	$—

DoubleLine Income Fund	$15,040,811	$9,508,199	$48,253,750	$42,083,313

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2020		Period Ended March 31, 2020

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$872,803,435	$—	$1,919,288,276	$—

DoubleLine Core Fixed Income Fund	$175,598,689	$—	$416,891,736	$—

DoubleLine Emerging Markets Fixed Income Fund	$19,717,801	$—	$55,700,452	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$615,880	$—	$3,629,192	$—

DoubleLine Low Duration Bond Fund	$75,628,207	$—	$229,234,859	$—

DoubleLine Floating Rate Fund	$3,736,015	$—	$16,390,217	$—

Doubleline Shiller Enhanced CAPE®	$68,928,369	$—	$199,768,063	$199,675,345

DoubleLine Flexible Income Fund	$22,180,916	$—	$60,733,628	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,955,269	$—	$8,869,343	$—

DoubleLine Long Duration Total Return Bond Fund	$1,145,247	$—	$2,329,767	$2,086,988

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$3,803,679	$—

DoubleLine Global Bond Fund	$—	$—	$13,226,966	$65,342

DoubleLine Infrastructure Income Fund	$8,583,974	$—	$17,765,355	$—

DoubleLine Ultra Short Bond Fund	$753,919	$—	$6,549,034	$25,979

Doubleline Shiller Enhanced International CAPE	$507,935	$—	$1,702,526	$—

Doubleline Colony Real Estate and Income Fund	$999,950	$—	$4,628,661	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$102,642	$—	$119,842	$—

DoubleLine Income Fund	$1,304,275	$—	$2,236,321	$—

146	DoubleLine Funds Trust

(Unaudited) September 30, 2020

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2020, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$51,927,248,855	$11,730,181,775	$1,039,677,874	$41,941,433	$7,072,803,289	$213,375,481

Gross Tax Unrealized Appreciation	2,595,712,488	468,603,687	2,697,521	5,789,904	32,447,946	169,716

Gross Tax Unrealized Depreciation	(3,314,524,024)	(715,383,085)	(198,034,692)	(12,376,894)	(376,138,607)	(27,770,034)

Net Tax Unrealized Appreciation (Depreciation)	(718,811,536)	(246,779,398)	(195,337,171)	(6,586,990)	(343,690,661)	(27,600,318)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$7,251,024,191	$1,271,488,136	$207,580,216	$97,739,677	$145,865,891	$1,206,881,196

Gross Tax Unrealized Appreciation	1,096,495,357	3,137,994	254,190	12,341,229	53,506,912	35,869,354

Gross Tax Unrealized Depreciation	(2,537,497,730)	(190,080,138)	(12,171,540)	(2,105,387)	(77,936,448)	(39,779,976)

Net Tax Unrealized Appreciation (Depreciation)	(1,441,002,373)	(186,942,144)	(11,917,350)	10,235,842	(24,429,536)	(3,910,622)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emering Markets Local Currency Bond Fund	DoubleLine Income Fund

Tax Cost of Investments	$537,482,329	$239,929,941	$49,779,619	$123,005,645	$9,790,734	$85,433,215

Gross Tax Unrealized Appreciation	5,525,260	30,283	2,100,836	826,029	10,404	721,979

Gross Tax Unrealized Depreciation	(32,002,457)	(5,143,311)	(12,001,656)	(23,094,919)	(1,264,060)	(15,959,957)

Net Tax Unrealized Appreciation (Depreciation)	(26,477,197)	(5,113,028)	(9,900,820)	(22,268,890)	(1,253,656)	(15,237,978)
As of March 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(718,811,536)	$(246,779,398)	$(195,337,171)	$(6,586,990)	$(343,690,661)	$(27,600,318)

Undistributed Ordinary Income	40,206,937	10,311,183	1,272,857	198,765	4,946,775	562,202

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	40,206,937	10,311,183	1,272,857	198,765	4,946,775	562,202

Other Accumulated Gains (Losses)	(2,937,329,094)	(134,205,721)	(39,339,792)	(9,483,839)	(96,166,778)	(33,538,263)

Total Accumulated Earnings (Losses)	(3,615,933,693)	(370,673,936)	(233,404,106)	(15,872,064)	(434,910,664)	(60,576,379)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$(1,441,002,373)	$(186,942,144)	$(11,917,350)	$10,235,842	$(24,429,536)	$(3,910,622)

Undistributed Ordinary Income	5,318,974	1,505,077	290,707	2,740,160	525,574	—

Undistributed Long Term Capital Gains	—	—	—	2,372,616	—	428,833

Total Distributable Earnings	5,318,974	1,505,077	290,707	5,112,776	525,574	428,833

Other Accumulated Gains (Losses)	(246,765,820)	(36,013,516)	(55,952)	(125,050)	(2,744)	(3,158,411)

Total Accumulated Earnings (Losses)	(1,682,449,219)	(221,450,583)	(11,682,595)	15,223,568	(23,906,706)	(6,640,200)

Semi-Annual Report	September 30, 2020	147

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emering Markets Local Currency Bond Fund	DoubleLine Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$(26,477,197)	$(5,113,028)	$(9,900,820)	$(22,268,890)	$(1,253,656)	$(15,237,978)

Undistributed Ordinary Income	1,123,803	332,848	27,599	264,915	781	34,194

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	1,123,803	332,848	27,599	264,915	781	34,194

Other Accumulated Gains (Losses)	(3,863,063)	(749,151)	(15,726,829)	(1,351,035)	(115,972)	(1,530,077)

Total Accumulated Earnings (Losses)	(29,216,457)	(5,529,331)	(25,600,050)	(23,355,010)	(1,368,847)	(16,733,861)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2020, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$2,901,867,765	Indefinite

DoubleLine Core Fixed Income Fund	$124,722,744	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$39,735,267	Indefinite

DoubleLine Multi-Asset Growth Fund	$9,218,282	Indefinite

DoubleLine Low Duration Bond Fund	$92,930,384	Indefinite

DoubleLine Floating Rate Fund	$32,986,522	Indefinite

DoubleLine Flexible Income Fund	$34,900,596	Indefinite

DoubleLine Infrastructure Income Fund	$3,080,796	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$15,711,337	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$99,440	Indefinite

DoubleLine Income Fund	$1,216,762	Indefinite

As of March 31, 2020, the following funds deferred, on a tax basis, losses of:

	Post- October Loss	Late-Year Loss

DoubleLine Shiller Enhanced CAPE®	$242,461,710	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$108,432	$—

DoubleLine Global Bond Fund	$—	$2,215,468

DoubleLine Ultra Short Bond Fund	$400,188	$—

DoubleLine Colony Real Estate and Income Fund	$1,115,928	$—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2020, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

DoubleLine Total Return Bond Fund	$176,332,203	$(176,332,203)	$—

DoubleLine Core Fixed Income Fund	$9,009,468	$(9,009,468)	$—

DoubleLine Emerging Markets Fixed Income Fund	$524,131	$(524,131)	$—

148	DoubleLine Funds Trust

(Unaudited) September 30, 2020

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

DoubleLine Multi-Asset Growth Fund (Consolidated)	$321,953	$473,009	$(794,962)

DoubleLine Low Duration Bond Fund	$2,508,679	$(2,508,679)	$—

DoubleLine Floating Rate Fund	$16,264	$(16,264)	$—

DoubleLine Shiller Enhanced CAPE®	$3,634,142	$(20,459,181)	$16,825,039

DoubleLine Flexible Income Fund	$2,372,225	$(2,372,225)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$117,647	$(117,647)	$—

DoubleLine Long Duration Total Return Bond Fund	$161	$(161)	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$(1,154,555)	$90,350,924	$(89,196,369)

DoubleLine Global Bond Fund	$(5,427,398)	$5,427,398	$—

DoubleLine Infrastructure Income Fund	$388,466	$(388,466)	$—

DoubleLine Ultra Short Bond Fund	$(23,318)	$23,318	$—

DoubleLine Shiller Enhanced International CAPE®	$(16,537)	$16,537	$—

DoubleLine Colony Real Estate and Income Fund	$111,740	$(111,740)	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$(133,274)	$133,274	$—

DoubleLine Income Fund	$(13,011)	$13,011	$—

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with U.S. GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Semi-Annual Report	September 30, 2020	149

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	827,305,710	$8,826,965,769	1,419,527,206	$15,174,230,767	148,670,992	$1,644,962,530	324,932,983	$3,595,489,519

Class N	97,217,202	1,035,926,757	198,485,947	2,119,734,154	6,418,575	71,050,409	22,072,348	243,793,205

Class R6	242,810,922	2,611,177,194	6,657,384	72,854,434	547,505	6,151,821	10,510,242	117,224,464

Reinvested Dividends

Class I	55,724,231	595,381,762	122,654,917	1,310,680,892	9,895,090	109,900,061	23,384,493	258,441,781

Class N	8,287,020	88,485,780	19,439,883	207,646,224	698,108	7,745,342	2,138,592	23,618,740

Class R6	754,432	8,096,187	27,728	292,522	120,086	1,329,650	128,786	1,420,636

Shares Redeemed

Class I	(1,082,152,589)	(11,526,989,180)	(1,424,155,620)	(15,179,050,825)	(189,398,234)	(2,093,784,400)	(324,432,292)	(3,571,368,311)

Class N	(175,175,210)	(1,858,753,921)	(240,153,238)	(2,567,148,680)	(21,793,297)	(237,505,405)	(35,360,020)	(388,343,400)

Class R6	(9,564,534)	(102,827,673)	(434,514)	(4,594,528)	(5,347,289)	(59,570,614)	(8,780)	(100,000)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(34,792,816)	$(322,537,325)	102,049,693	$1,134,644,960	(50,188,464)	$(549,720,606)	23,366,352	$280,176,634

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	19,218,123	$187,596,336	47,202,020	$496,223,444	2,608,449	$22,327,901	1,645,387	$15,385,456

Class N	1,063,173	10,160,677	10,123,471	106,118,057	—	—	—	—

Class A	—	—	—	—	294,121	2,407,533	4,424,651	40,672,511

Reinvested Dividends

Class I	1,261,355	12,470,860	3,198,800	33,170,752	27,287	238,839	68,490	612,445

Class N	125,109	1,233,556	462,629	4,799,019	—	—	—	—

Class A	—	—	—	—	1,838	16,402	18,062	162,839

Shares Redeemed

Class I	(37,182,959)	(365,389,885)	(56,059,511)	(569,212,146)	(1,793,198)	(15,871,114)	(4,415,047)	(40,122,522)

Class N	(9,792,544)	(94,163,902)	(12,560,686)	(127,795,738)	—	—	—	—

Class A	—	—	—	—	(2,638,235)	(22,380,199)	(21,374,834)	(195,576,787)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(25,307,743)	$(248,092,358)	(7,633,277)	$(56,696,612)	(1,499,738)	$(13,260,638)	(19,633,291)	$(178,866,058)

150	DoubleLine Funds Trust

(Unaudited) September 30, 2020

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	165,439,368	$1,627,302,513	413,299,047	$4,142,041,555	3,285,977	$29,829,493	4,897,503	$46,272,444

Class N	16,061,652	157,239,576	68,201,797	683,148,009	382,973	3,431,424	2,844,946	27,251,918

Class R6	570,026	5,484,281	38,536	371,585	—	—	—	—

Reinvested Dividends

Class I	4,802,992	47,148,457	14,612,138	145,904,774	120,903	1,093,833	642,036	6,126,407

Class N	1,101,218	10,800,101	3,383,533	33,746,613	50,730	459,981	212,025	2,022,529

Class R6	5,139	50,687	283	2,785	—	—	—	—

Shares Redeemed

Class I	(159,994,620)	(1,566,138,289)	(418,140,806)	(4,156,392,730)	(4,345,059)	(39,105,961)~	(24,754,479)	(232,990,598)^

Class N	(48,711,779)	(477,383,331)	(64,123,211)	(637,373,765)	(3,769,992)	(33,640,535)~	(8,984,612)	(85,788,588)^

Class R6	(79,298)	(776,537)	—	—	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(20,805,302)	$(196,272,542)	17,271,317	$211,448,826	(4,274,468)	$(37,931,765)	(25,142,581)	$(237,105,888)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	134,780,919	$1,941,096,210	213,871,084	$3,255,382,681	25,902,137	$235,542,786	60,811,160	$587,177,744

Class N	11,833,361	158,256,394	63,934,509	968,063,993	3,541,675	31,701,593	18,048,736	174,437,169

Class R6	71,235	1,120,637	10,276	162,682	—	—	10,267	100,000

Reinvested Dividends

Class I	2,924,662	43,342,589	16,977,686	261,778,092	1,332,721	12,088,786	3,760,894	36,060,759

Class N	367,135	5,396,036	3,632,280	56,263,787	372,839	3,379,224	934,670	8,941,661

Class R6	289	4,410	358	5,500	220	1,996	297	2,816

Shares Redeemed

Class I	(119,645,405)	(1,658,367,955)	(143,599,930)	(1,972,998,010)	(28,522,245)	(254,453,233)	(73,191,440)	(682,283,958)

Class N	(76,478,806)	(1,093,653,316)	(44,377,265)	(647,384,753)	(11,314,619)	(102,029,820)	(13,080,764)	(122,209,441)

Class R6	(3,105)	(49,417)	(5)	(73)	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(46,149,715)	$(602,854,412)	110,448,993	$1,921,273,899	(8,687,272)	$(73,768,668)	(2,706,180)	$2,226,750

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	5,418,247	$52,534,938	6,511,312	$64,411,677	1,012,237	$11,967,642	2,475,975	$26,253,003

Class N	1,090,074	10,587,902	950,189	9,409,964	481,612	5,732,176	1,624,424	17,424,363

Reinvested Dividends

Class I	169,862	1,656,963	474,868	4,692,687	23,857	282,536	93,786	994,938

Class N	27,170	265,724	70,197	694,641	12,496	147,998	61,399	649,692

Shares Redeemed

Class I	(4,174,329)	(40,501,256)	(7,843,036)	(76,698,056)	(1,661,443)	(20,032,767)	(1,825,854)	(19,401,359)

Class N	(225,778)	(2,193,620)	(1,668,978)	(16,475,093)	(957,148)	(11,316,737)	(1,412,741)	(14,926,614)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,305,246	$22,350,651	(1,505,448)	$(13,964,180)	(1,088,389)	$(13,219,152)	1,016,989	$10,994,023

Semi-Annual Report	September 30, 2020	151

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	5,681,541	$39,797,153	20,623,212	$183,631,088	2,472,724	$25,548,771	19,247,504	$200,229,741

Class N	578,502	4,049,333	1,911,244	17,239,232	32,044	329,481	87,124	903,488

Reinvested Dividends

Class I	—	—	348,516	3,213,314	—	—	8,715	91,029

Class N	—	—	36,492	334,269	—	—	5,694	59,631

Shares Redeemed

Class I	(6,482,427)	(45,094,192)	(49,835,301)	(411,996,736)	(41,907,562)	(444,642,543)	(2,555,226)	(26,434,299)

Class N	(883,479)	(6,150,007)	(5,009,510)	(43,737,335)	(65,428)	(681,055)	(1,487,227)	(15,520,722)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,105,863)	$(7,397,713)	(31,925,347)	$(251,316,168)	(39,468,222)	$(419,445,346)	15,306,584	$159,328,868

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	2,690,071	$27,206,319	2,567,017	$26,138,314	5,853,391	$58,743,382	13,315,273	$133,720,564

Class N	109,074	1,123,463	920,832	9,590,935	79,025	789,578	373,762	3,749,983

Reinvested Dividends

Class I	43,968	454,953	49,970	517,158	9,713	97,109	67,680	678,943

Class N	13,343	137,461	9,293	95,470	557	5,560	7,040	70,733

Shares Redeemed

Class I	(651,211)	(6,728,552)	(2,940,267)	(30,060,535)	(4,539,109)	(45,490,987)	(13,157,246)	(131,840,786)

Class N	(234,247)	(2,431,454)	(170,711)	(1,732,790)	(46,066)	(461,546)	(347,238)	(3,488,272)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,970,998	$19,762,190	436,134	$4,548,552	1,357,511	$13,683,096	259,271	$2,891,165

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Period Ended September 30, 2020		Year Ended March 31, 2020		Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	233,324	$2,148,625	1,678,761	$17,835,556	72,947	$674,282	1,634,476	$19,520,897

Class N	235,350	2,097,444	740,096	7,485,413	106,134	922,295	280,709	3,262,973

Reinvested Dividends

Class I	20,957	200,708	75,291	782,116	7,992	77,084	45,274	522,681

Class N	14,920	143,147	45,512	472,474	3,535	34,134	14,102	162,272

Shares Redeemed

Class I	(1,004,908)	(9,553,535)	(2,450,928)	(23,334,333)	(397,833)	(3,794,826)	(1,327,759)	(12,401,165)

Class N	(530,225)	(5,006,303)	(1,091,672)	(10,995,774)	(135,906)	(1,281,434)	(233,942)	(2,571,293)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,030,582)	$(9,969,914)	(1,002,940)	$(7,754,548)	(343,131)	$(3,368,465)	412,860	$8,496,365

152	DoubleLine Funds Trust

(Unaudited) September 30, 2020

	DoubleLine Emerging Markets Local Currency Bond Fund				DoubleLine Income Fund

	Period Ended September 30, 2020		Period Ended March 31, 2020		Period Ended September 30, 2020		Period Ended March 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	—	$—	990,000	$9,900,000	6,183,099	$52,295,459	9,700,301	$96,648,583

Class N	—	—	10,000	100,000	256,234	2,120,281	112,263	1,111,380

Reinvested Dividends

Class I	10,927	101,735	12,331	118,826	61,810	529,158	27,151	260,324

Class N	97	907	105	1,016	3,352	28,538	1,435	13,697

Shares Redeemed

Class I	—	—	—	—	(5,861,571)	(49,650,197)	(1,078,584)	(10,744,370)

Class N	—	—	—	—	(68,338)	(561,364)	(40,116)	(383,413)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	11,024	$102,642	1,012,436	$10,119,842	574,586	$4,761,875	8,722,450	$86,906,201

~	Net of redemption fees of $8,914 and $2,815 for Class I and Class N, respectively.

^	Net of redemption fees of $13,891 and $4,763 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2020, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$248,297	$1,315	$249,612

DoubleLine Core Fixed Income Fund	48,151	568	48,719

DoubleLine Emerging Markets Fixed Income Fund	5,588	(66)	5,522

DoubleLine Multi-Asset Growth Fund (Consolidated)	683	2	685

DoubleLine Low Duration Bond Fund	35,891	(161)	35,730

DoubleLine Floating Rate Fund	392	(13)	379

DoubleLine Shiller Enhanced CAPE®	38,390	456	38,846

DoubleLine Flexible Income Fund	6,178	(107)	6,071

DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,124	20	1,144

DoubleLine Long Duration Total Return Bond Fund	517	6	523

DoubleLine Strategic Commodity Fund (Consolidated)	1,855	(73)	1,782

DoubleLine Global Bond Fund	6,939	65	7,004

DoubleLine Infrastructure Income Fund	1,740	73	1,813

DoubleLine Ultra Short Bond Fund	1,336	(7)	1,329

DoubleLine Shiller Enhanced International CAPE®	157	2	159

DoubleLine Colony Real Estate and Income Fund	—	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	1	1	2

DoubleLine Income Fund	371	1	372

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

Semi-Annual Report	September 30, 2020	153

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

The average volume of derivative activity during the period ended September 30, 2020 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Average Market Value

Futures Contracts - Long	$33,526,368	$310,838	$—	$1,084,351	$—	$—	$—	$—

Futures Contracts - Short	—	7,972	—	(652,561)	—	—	—	—

Average Notional Balance

Excess Return Swaps	—	12,740,000	6,811,133,333	—	146,666,667	—	41,133,333	117,533,333

Forward Currency Exchange Contracts	—	—	—	—	—	57,617,314	62,797,743	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and

154	DoubleLine Funds Trust

(Unaudited) September 30, 2020

the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral

Semi-Annual Report	September 30, 2020	155

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$239,311	$—	$239,311
DoubleLine Shiller Enhanced International CAPE®	—	—	—	1,654,524	—	1,654,524
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(102,455)	$23,915	$(3,635)	$(82,175)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(528,410)	(528,410)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$9,331	$—	$251,219	$—	$—	$260,550
DoubleLine Shiller Enhanced CAPE®	—	—	603,747,079	—	—	603,747,079
DoubleLine Strategic Commodity Fund (Consolidated)	(799,503)	—	—	—	—	(799,503)
DoubleLine Shiller Enhanced International CAPE®	—	—	(1,120,724)	—	—	(1,120,724)
DoubleLine Colony Real Estate and Income Fund	—	—	(5,850,804)	—	—	(5,850,804)

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$(4,709,050)	$—	$(4,709,050)
DoubleLine Shiller Enhanced International CAPE®	—	—	(95,238)	—	(95,238)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$95,215,506	$95,215,506
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	2,594,792	37,401	210,439	2,842,632
DoubleLine Long Duration Total Return Bond Fund	—	—	—	1,276,154	1,276,154
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(32,101)	$691,240	$—	$—	$659,139
DoubleLine Shiller Enhanced CAPE®	—	148,478,000	—	—	148,478,000
DoubleLine Strategic Commodity Fund (Consolidated)	(15,162,283)	—	—	—	(15,162,283)
DoubleLine Shiller Enhanced International CAPE®	—	18,316	—	—	18,316
DoubleLine Colony Real Estate and Income Fund	—	933,911	—	—	933,911
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$(391,517)	$—	$(391,517)
DoubleLine Shiller Enhanced International CAPE®	—	—	2,713,273	—	2,713,273
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(100,579,104)	$(100,579,104)
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(900,949)	18,874	(196,812)	(1,078,887)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(2,010,847)	(2,010,847)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(37,988)	$1,908,275	$—	$—	$1,870,287
DoubleLine Shiller Enhanced CAPE®	—	1,656,723,526	—	—	1,656,723,526
DoubleLine Strategic Commodity Fund (Consolidated)	24,185,093	—	—	—	24,185,093
DoubleLine Shiller Enhanced International CAPE®	—	6,522,748	—	—	6,522,748
DoubleLine Colony Real Estate and Income Fund	—	11,492,485	—	—	11,492,485

156	DoubleLine Funds Trust

(Unaudited) September 30, 2020

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2020 the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Swap Contracts	$263,170	$(2,620)	$260,550	$251,219	$—	$9,331

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Swap Contracts	$2,620	$(2,620)	$—	$—	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Swap Contracts	$618,166,373	$(14,419,292)	$603,747,081	$586,805,574	$—	$16,941,507

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Swap Contracts	$14,419,292	$(14,419,292)	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Swap Contracts	$539,825	$(285,971)	$253,854	$—	$—	$253,854

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Swap Contracts	$1,339,328	$(285,971)	$1,053,357	$1,053,357	$—	$—

Semi-Annual Report	September 30, 2020	157

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Forwards	$324,291	$(84,980)	$239,311	$—	$—	$239,311

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Forwards	$84,980	$(84,980)	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Forwards	$1,731,762	$(77,238)	$1,654,524	$1,617,504	$—	$37,020

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Forwards	$77,238	$(77,238)	$—	$—	$—	$—

Swap Contracts	1,120,724	—	1,120,724	1,120,724	—	—

	$1,197,962	$(77,238)	$1,120,724	$1,120,724	$—	$—

DoubleLine Colony Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Received

Swap Contracts	$2,690,033	$(2,690,033)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Collateral Pledged

Swap Contracts	$8,540,837	$(2,690,033)	$5,850,804	$5,850,804	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

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(Unaudited) September 30, 2020

Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the period ended September 30, 2020, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$10,320,727	$24,782,000	$8,672	$—	2.75%

DoubleLine Multi-Asset Growth Fund (Consolidated)	4,352,667	5,689,000	997	—	2.75%

DoubleLine Floating Rate Fund	4,897,242	13,744,000	12,345	29,994	2.75%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,727,000	2,727,000	208	—	2.75%

DoubleLine Strategic Commodity Fund (Consolidated)	635,000	635,000	49	—	2.75%

13.  Significant Shareholder Holdings

As of September 30, 2020, a single beneficial shareholder otherwise unaffiliated with the Funds held 92% of the outstanding Class I shares of DoubleLine Colony Real Estate and Income Fund and 88% of DoubleLine Colony Real Estate and Income Fund’s total outstanding shares. That shareholder may be deemed to control the DoubleLine Colony Real Estate and Income Fund and a redemption of all or a substantial portion of that shareholder’s investment in DoubleLine Colony Real Estate and Income Fund may adversely affect its investment performance.

As of September 30, 2020, otherwise unaffiliated shareholders owned 5% or more of the following Funds’ share classes:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Colony Real Estate and Income Fund - Class I	9,855,511	92%	88%

As of September 30, 2020, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Shiller Enhanced CAPE® - Class R6	6,724	9%	0%

DoubleLine Flexible Income Fund - Class R6	10,784	100%	0%

DoubleLine Ultra Short Bond Fund - Class I	1,492,918	6%	6%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,013,259	100%	100%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,202	100%	100%

DoubleLine Income Fund - Class I	1,033,573	11%	11%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

Semi-Annual Report	September 30, 2020	159

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

160	DoubleLine Funds Trust

(Unaudited) September 30, 2020

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in

Semi-Annual Report	September 30, 2020	161

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

162	DoubleLine Funds Trust

(Unaudited) September 30, 2020

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other

Semi-Annual Report	September 30, 2020	163

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

164	DoubleLine Funds Trust

(Unaudited) September 30, 2020

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

14.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Semi-Annual Report	September 30, 2020	165

Shareholder Expenses	(Unaudited) September 30, 2020

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/20 through 9/30/20. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/20	Expenses Paid During Period*[1]	Ending Account Value 9/30/20	Expenses Paid During Period*[1]

DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$1,045	$2.51	$1,023	$2.48

	Class N	0.74%	$1,000	$1,043	$3.79	$1,021	$3.75

	Class R6	0.45%	$1,000	$1,045	$2.31	$1,023	$2.28

DoubleLine Core Fixed Income Fund	Class I	0.41%	$1,000	$1,074	$2.13	$1,023	$2.08

	Class N	0.66%	$1,000	$1,072	$3.43	$1,022	$3.35

	Class R6	0.38%	$1,000	$1,074	$1.98	$1,023	$1.93

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.90%	$1,000	$1,181	$4.92	$1,021	$4.56

	Class N	1.14%	$1,000	$1,180	$6.23	$1,019	$5.77

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.05%	$1,000	$1,174	$5.72	$1,020	$5.32

	Class A	1.28%	$1,000	$1,174	$6.98	$1,019	$6.48

DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,057	$2.17	$1,023	$2.13

	Class N	0.67%	$1,000	$1,057	$3.46	$1,022	$3.40

	Class R6	0.39%	$1,000	$1,058	$2.01	$1,023	$1.98

166	DoubleLine Funds Trust

(Unaudited) September 30, 2020

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/20	Expenses Paid During Period*[1]	Ending Account Value 9/30/20	Expenses Paid During Period*[1]

DoubleLine Floating Rate Fund	Class I	0.75%	$1,000	$1,120	$3.99	$1,021	$3.80

	Class N	0.99%	$1,000	$1,119	$5.26	$1,020	$5.01

DoubleLine Shiller Enhanced CAPE®	Class I	0.55%	$1,000	$1,397	$3.31	$1,022	$2.79

	Class N	0.80%	$1,000	$1,396	$4.80	$1,021	$4.05

	Class R6	0.50%	$1,000	$1,397	$3.00	$1,023	$2.54

DoubleLine Flexible Income Fund	Class I	0.72%	$1,000	$1,137	$3.86	$1,021	$3.65

	Class N	0.97%	$1,000	$1,136	$5.19	$1,020	$4.91

	Class R6	0.66%	$1,000	$1,138	$3.54	$1,022	$3.35

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,068	$3.06	$1,022	$2.99

	Class N	0.84%	$1,000	$1,066	$4.35	$1,021	$4.26

DoubleLine Long Duration Total Return Bond Fund	Class I	0.52%	$1,000	$1,010	$2.62	$1,022	$2.64

	Class N	0.78%	$1,000	$1,009	$3.93	$1,021	$3.95

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,064	$5.69	$1,020	$5.57

	Class N	1.35%	$1,000	$1,063	$6.98	$1,018	$6.83

DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$1,044	$2.82	$1,022	$2.79

	Class N	0.80%	$1,000	$1,042	$4.10	$1,021	$4.05

DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$1,113	$2.97	$1,022	$2.84

	Class N	0.81%	$1,000	$1,112	$4.29	$1,021	$4.10

DoubleLine Ultra Short Bond Fund	Class I	0.25%	$1,000	$1,028	$1.27	$1,024	$1.27

	Class N	0.50%	$1,000	$1,025	$2.54	$1,023	$2.54

DoubleLine Shiller Enhanced International CAPE®	Class I	0.62%	$1,000	$1,302	$3.58	$1,022	$3.14

	Class N	0.87%	$1,000	$1,301	$5.02	$1,021	$4.41

DoubleLine Colony Real Estate and Income Fund	Class I	0.62%	$1,000	$1,167	$3.37	$1,022	$3.14

	Class N	0.87%	$1,000	$1,167	$4.73	$1,021	$4.41

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$1,088	$4.71	$1,021	$4.56

	Class N	1.15%	$1,000	$1,087	$6.02	$1,019	$5.82

DoubleLine Income Fund	Class I	0.65%	$1,000	$1,117	$3.45	$1,022	$3.29

	Class N	0.91%	$1,000	$1,118	$4.83	$1,021	$4.61

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2020	167

Federal Tax Information	(Unaudited) September 30, 2020

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.03%

DoubleLine Emerging Markets Fixed Income Fund	0.40%

DoubleLine Multi-Asset Growth Fund (Consolidated)	14.38%

DoubleLine Low Duration Bond Fund	0.04%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.01%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.23%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	4.91%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

168	DoubleLine Funds Trust

(Unaudited) September 30, 2020

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2020 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	19.39%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.09%

DoubleLine Colony Real Estate and Income Fund	28.33%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2020 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	85.90%

DoubleLine Emerging Markets Fixed Income Fund	4.04%

DoubleLine Multi-Asset Growth Fund (Consolidated)	49.65%

DoubleLine Low Duration Bond Fund	72.02%

DoubleLine Floating Rate Fund	96.41%

DoubleLine Shiller Enhanced CAPE®	79.15%

DoubleLine Flexible Income Fund	63.59%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	26.03%

DoubleLine Long Duration Total Return Bond Fund	56.74%

DoubleLine Strategic Commodity Fund (Consolidated)	95.52%

DoubleLine Global Bond Fund	23.49%

DoubleLine Infrastructure Income Fund	66.64%

DoubleLine Ultra Short Bond Fund	76.67%

DoubleLine Shiller Enhanced International CAPE®	72.08%

DoubleLine Colony Real Estate and Income Fund	68.76%

DoubleLine Emerging Markets Local Currency Bond Fund	9.38%

DoubleLine Income Fund	96.82%

Semi-Annual Report	September 30, 2020	169

Federal Tax Information (Cont.)	(Unaudited) September 30, 2020

For the year ended March 31, 2020, each fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Global Bond Fund	$23,771,337	$13,787

DoubleLine Emerging Markets Fixed Income Fund	$68,226,206	$34,078

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

170	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) September 30, 2020

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2020	171

Privacy Policy	(Unaudited) September 30, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

172	DoubleLine Funds Trust

(Unaudited) September 30, 2020

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Semi-Annual Report	September 30, 2020	173

Privacy Policy (Cont.)	(Unaudited) September 30, 2020

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

174	DoubleLine Funds Trust

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

111 East Kilbourn Avenue

Suite 2200

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank National Association

1555 North Rivercenter Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DFT

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213)  633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund) is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its semi-annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2020 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.0%
37,165,935	AASET Ltd., Series 2019-2-A	3.38	% ^	10/16/2039	34,912,527
25,238,242	AASET Trust, Series 2020-1A-A	3.35	% ^	01/15/2040	23,245,279
45,000,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10	% ^	02/18/2025	45,107,838
13,522,319	Affirm Asset Securitization Trust, Series 2020-Z1-A	3.46	% ^	10/15/2024	13,618,024
9,536,957	Aqua Finance Trust, Series 2017-A-A	3.72	% ^	11/15/2035	9,577,350
21,500,000	Bojangles LLC, Series 2020-1A-A2	3.83	% ^	10/20/2050	21,666,647
50,000,000	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% ^	09/25/2045	50,311,830
18,497,295	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.50%		08/15/2041	17,365,501
34,988,432	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	32,491,553
8,641,417	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% ^	06/15/2043	8,099,903
28,630,107	CLI Funding LLC, Series 2019-1A-A	3.71	% ^	05/18/2044	29,228,825
20,500,000	CLI Funding LLC, Series 2020-1A-A	2.08	% ^	09/18/2045	20,480,628
12,379,163	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	11,775,134
2,145,522	Commonbond Student Loan Trust, Series 2015-A-A	3.20	% ^	06/25/2032	2,147,997
6,517,004	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% ^	05/25/2040	6,695,418
2,892,915	Consumer Installment Loan Trust, Series 2018-6-PT	10.41	% # ^	06/17/2041	2,751,082
344,157	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65	% ^	06/15/2026	344,455
12,629,832	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01	% ^	02/16/2027	12,680,235
20,100,000	Credit Suisse ABS Trust, Series 2020-AT1-A	2.63	% ^	10/15/2026	20,165,807
7,920,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79	% ^	05/20/2049	8,210,913
28,806,043	Dividend SLR, Series 2019-1-A	3.67	% ^	08/22/2039	29,640,531
46,895,625	Domino’s Pizza Master Issuer LLC, Series 2019-1A-A2	3.67	% ^	10/25/2049	50,018,320
3,633,873	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02	% ^	05/25/2034	3,666,642
4,781,443	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72	% ^	01/25/2041	4,833,534
34,526,312	ECAF Ltd., Series 2015-1A-A2	4.95	% ^	06/15/2040	30,264,073
4,495,601	Falcon Aerospace Ltd., Series 2017-1-A	4.63	% ^	02/15/2042	4,335,413
1,997,731	Foundation Finance Trust, Series 2016-1A-A	3.96	% ^	06/15/2035	2,022,487
7,820,343	Foundation Finance Trust, Series 2019-1A-A	3.86	% ^	11/15/2034	8,071,996
26,010,505	GAIA Aviation Ltd., Series 2019-1-A	3.97	% ^§	12/15/2044	23,445,297
33,350,000	Global SC Finance SRL, Series 2020-1A-A	2.17	% ^	10/17/2040	33,408,109
23,084,540	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	21,519,569
4,835,524	HERO Funding Trust, Series 2016-3A-A2	3.91	% ^	09/20/2042	5,007,829
12,340,227	HERO Funding Trust, Series 2016-4A-A2	4.29	% ^	09/20/2047	13,004,543
3,150,000	Hertz Vehicle Financing II LP, Series 2019-2A-B	3.67	% ^	05/25/2025	3,143,258
12,426,880	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% ^	12/15/2038	11,620,662
26,873,001	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72	% ^	07/15/2039	24,304,694
47,640,000	JACK, Series 2019-1A-A23	4.97	% ^	08/25/2049	50,629,648
56,405,500	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	57,387,881
21,919,257	JOL Air Ltd., Series 2019-1-A	3.97	% ^	04/15/2044	20,824,017
681,948	Kabbage Funding LLC, Series 2019-1-A	3.83	% ^	03/15/2024	679,503
21,750,000	Kabbage Funding LLC, Series 2019-1-B	4.07	% ^	03/15/2024	21,618,715
7,381,874	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25	% ^	12/15/2038	6,522,491
72,458,333	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% ^	01/15/2042	64,257,209
17,560,941	LendingClub Receivables Trust, Series 2020-3-A	3.50	% ^	01/16/2046	17,859,776
23,896,017	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% ^	03/15/2046	24,297,852
15,849,815	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% ^	02/15/2045	14,556,835
2,422,485	Marlette Funding Trust, Series 2018-4A-A	3.71	% ^	12/15/2028	2,439,312
24,437,141	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% ^	06/22/2043	25,821,251
14,160,198	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% ^	06/22/2043	14,998,137
17,847,144	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% ^	02/22/2044	19,043,650
3,062,434	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37	% ^	12/21/2043	3,289,760
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% ^	12/16/2058	23,469,297
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% ^	12/15/2059	30,558,330
6,955,137	Newtek Small Business Loan Trust, Series 2018-1-A (1 Month LIBOR USD + 1.70%)	1.85	% ^	02/25/2044	6,792,174
20,356,048	NP SPE II LLC, Series 2019-2A-A1	2.86	% ^	11/19/2049	20,548,097
20,514,268	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37	% ^	09/14/2032	20,556,472
3,054,458	Oxford Finance Funding LLC, Series 2016-1A-A	3.97	% ^	06/17/2024	3,055,734
12,500,000	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46	% ^	02/15/2027	12,939,505
49,133,358	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% ^	06/15/2044	45,587,354
17,433,263	Primose Funding LLC, Series 2019-1A-A2	4.48	% ^	07/30/2049	18,147,012
3,340,556	Prosper Marketplace Issuance Trust, Series 2018-1A-C	4.87	% ^	06/17/2024	3,347,451
26,086,723	Prosper Trust, Series 2019-ST1-A	4.50	% ^	07/15/2025	26,481,911
19,494,313	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21	% ^	08/23/2044	17,299,137
13,275,674	Renew, Series 2017-2A-A	3.22	% ^	09/22/2053	13,686,384
47,661,747	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% ^	03/15/2040	42,595,684
16,832,409	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34	% ^	03/15/2040	9,664,008
40,000,000	SBA Tower Trust	1.88	% ^	01/15/2026	41,016,360
6,002,223	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41	% ^	12/20/2023	6,020,504
27,918,759	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	26,034,745
10,138,999	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-B	2.32	% ^	07/20/2037	10,161,641
5,657,075	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-C	3.51	% ^	07/20/2037	5,732,891
8,288,644	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	0.54%		06/15/2039	7,891,829
6,375,007	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	0.52%		12/15/2039	5,955,407
34,615,055	SLVRR, Series 2019-1-A	3.97	% ^	07/15/2044	32,448,395
773,656	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	778,807
1,720,009	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	1,723,270
3,473,517	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	3,507,148
1,580,949	SoFi Consumer Loan Program Trust, Series 2018-4-A	3.54	% ^	11/26/2027	1,593,981
5,577,103	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	5,648,826
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49	% ^	11/26/2040	20,912,436
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16	% ^	11/26/2040	13,661,721
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61	% ^	02/25/2042	23,472,267
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83	% ^	08/25/2047	19,031,159
1,682,315	SoFi Professional Loan Program, Series 2019-A-A1FX	3.18	% ^	06/15/2048	1,691,517
54,842,645	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	54,934,594
24,054,050	Sprite Ltd., Series 2017-1-A	4.25	% ^	12/15/2037	21,946,915
718,570	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	736,669
19,790,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89	% ^	08/25/2045	19,983,400
23,252,813	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	21,402,726
52,472,203	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67	% ^	02/15/2045	45,073,832
13,955,911	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% ^	07/20/2048	15,082,792
16,627,563	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75	% ^	06/20/2046	17,434,582
48,257,406	Sunnova Sol LLC, Series 2020-1A-A	3.35	% ^	02/01/2055	48,868,654
32,677,950	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% ^	11/25/2048	33,535,419
20,000,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% ^	09/20/2045	20,068,286
4,250,000	TAL Advantage VII LLC, Series 2020-1A-B	3.29	% ^	09/20/2045	4,255,655
12,890,693	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73	% ^	08/21/2045	13,206,590
10,750,000	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% ^	09/20/2045	10,786,732
3,500,000	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% ^	09/20/2045	3,505,677
8,558,057	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90	% ^	09/15/2025	8,638,023
16,267,000	Upgrade Receivables Trust, Series 2019-1A-C	5.15	% ^	03/15/2025	16,439,295
11,497,632	Upstart Securitization Trust, Series 2019-2-A	2.90	% ^	09/20/2029	11,594,359
17,500,000	Upstart Securitization Trust, Series 2019-2-A	2.31	% ^	11/20/2030	17,510,182
17,632,417	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07	% ^	02/16/2043	18,283,213
18,546,875	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% ^	07/15/2044	18,984,316
32,425,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99	% ^	09/15/2045	32,520,946
18,146,002	Vivint Colar Financing LLC, Series 2018-1A-A	4.73	% ^	04/30/2048	18,773,517
42,792,581	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% # ^	09/20/2022	42,243,980
6,861,315	Wave LLC, Series 2019-1-A	3.60	% ^	09/15/2044	6,293,445
20,527,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08	% ^	06/15/2049	22,122,267
4,421,912	Westlake Automobile Receivables Trust, Series 2019-2A-A2A	2.57	% ^	02/15/2023	4,452,137
52,037,465	Willis Engine Structured Trust, Series 2020-A-A	3.23	% ^	03/15/2045	43,153,993
15,334,051	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% ^	10/15/2038	14,076,122

Total Asset Backed Obligations (Cost $2,155,607,941)					2,111,329,712

Collateralized Loan Obligations - 3.6%
12,000,000	522 Funding Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.67	% ^	01/18/2033	11,982,277
10,000,000	AGL Ltd., Series 2020-5A-B (3 Month LIBOR USD + 2.78%, 2.78% Floor)	3.08	% ^	07/22/2030	10,035,695
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	1.75	% ^	01/28/2031	1,976,274
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.48	% ^	10/15/2031	35,741,367
3,000,000	Apidos, Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	2.08	% ^	04/15/2031	2,858,402
35,000,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.50	% ^	10/20/2031	34,738,733
10,450,000	Bain Capital Credit Ltd., Series 2019-3A-B2 (3 Month LIBOR USD + 1.87%, 1.87% Floor)	2.14	% ^	10/21/2032	10,398,194
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 0.17% Floor)	1.98	% ^	08/15/2031	4,965,945
5,000,000	Broad River BSL Funding , Series 2020-1A-B (3 Month LIBOR USD + 2.38%, 2.38% Floor)	2.59	% ^	04/20/2029	5,001,887
31,500,000	Catamaran Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.49	% ^	10/27/2031	31,345,559
5,065,000	CFIP Ltd., Series 2017-1A-C (3 Month LIBOR USD + 2.10%)	2.37	% ^	01/18/2030	4,880,814
83,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	1.61	% ^	07/22/2030	82,732,875
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.46	% ^	01/21/2031	60,838,226
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	1.68	% ^	01/15/2031	3,425,621
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	1.51	% ^	10/12/2029	35,005,659
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.40	% ^	07/15/2031	25,154,630
5,500,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.37	% ^	04/21/2031	5,505,471
20,250,000	Fort Washington, Series 2019-1A-A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	1.69	% ^	10/20/2032	19,940,880
76,100,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.27	% ^	04/26/2031	75,168,515
20,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45	% ^	10/20/2031	19,878,578
17,500,000	Gulf Stream Meridian Ltd., Series 2020-IA-A1 (3 Month LIBOR USD + 1.37%, 1.37% Floor)	1.65	% ^	04/15/2033	17,487,554
1,806,550	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.25	% ^ Þ	04/28/2025	609,277
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.91	% ^	10/22/2025	4,022,166
40,255,027	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.17	% ^	10/18/2027	39,923,152
25,000,000	Halsey Point Ltd., Series 2019-1A-A1A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.62	% ^	01/20/2033	24,904,549
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.47	% ^	01/20/2033	12,995,088
30,726,013	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.40	% ^	07/18/2031	30,508,160
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	1.46	% ^	03/15/2027	9,741,001
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	1.97	% ^	07/14/2031	5,895,000
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% ^	04/25/2030	56,452,531
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	2.02	% ^	04/25/2030	4,946,250
20,000,000	Jamestown Ltd., Series 2019-14A-A1 (3 Month LIBOR USD + 1.38%, 1.38% Floor)	1.65	% ^	10/20/2032	19,883,188
9,500,000	Jamestown Ltd., Series 2019-14A-A2 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.47	% ^	10/20/2032	9,503,470
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	2.42	% ^	04/20/2032	4,580,680
12,950,000	Kayne Ltd., Series 2019-5A-B1 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.26	% ^	07/26/2032	12,801,313
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43	% ^	10/15/2031	29,499,784
2,181,000	Madison Park Funding Ltd., Series 2014-15A-A2R (3 Month LIBOR USD + 1.50%)	1.74	% ^	01/27/2026	2,169,351
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.69	% ^	01/27/2026	5,445,000
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.68	% ^	01/27/2026	4,550,753
6,000,000	Madison Park Funding Ltd., Series 2015-17A-B1R (3 Month LIBOR USD + 1.75%)	2.02	% ^	07/21/2030	5,964,507
12,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.90%, 1.90% Floor)	2.07	% ^	10/15/2031	12,501,552
25,000,000	Marble Point Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	1.60	% ^	01/20/2032	24,925,204
54,500,000	Midocean Credit Partners, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.42	% ^	07/21/2031	53,970,145
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.52	% ^	10/21/2030	64,496,466
55,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.52	% ^	07/25/2029	54,717,202
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.43	% ^	07/15/2031	29,100,000
19,280,834	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.55	% ^	11/15/2030	19,247,785
38,668,291	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.37	% ^	04/19/2031	38,409,225
20,000,000	Ocean Trails, Series 2019-7A-A1 (3 Month LIBOR USD + 1.40%, 1.40% Floor)	1.67	% ^	04/17/2030	19,983,819
2,000,000	OCP Ltd., Series 2020-18A-B1 (3 Month LIBOR USD + 2.40%)	2.65	% ^	04/22/2030	2,002,970
3,038,855	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 2.40%)	2.67	% ^	07/22/2030	3,009,073
10,000,000	Octagon Investment Partners Ltd., Series 2020-1A-B (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.85	% ^	04/21/2031	10,036,015
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43	% ^	07/15/2031	74,363,599
38,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	1.46	% ^	08/25/2031	37,805,881
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	1.43	% ^	07/15/2031	27,761,780
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	1.92	% ^	07/17/2031	2,469,244
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.43	% ^	10/27/2031	19,800,178
25,500,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	1.46	% ^	10/21/2030	25,350,825
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	1.35	% ^	05/20/2031	38,650,255
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.42	% ^	04/18/2031	49,250,000
36,500,000	Sound Point Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.66	% ^	07/20/2032	36,159,177
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	2.19	% ^	07/26/2031	17,138,552
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.42	% ^	10/27/2031	27,765,033
25,750,000	Sound Point Ltd., Series 2019-4A-A1A (3 Month LIBOR USD + 1.40%, 1.40% Floor)	1.68	% ^	01/18/2033	25,696,311
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.34	% ^	04/21/2031	29,762,712
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	1.51	% ^	05/21/2029	19,862,096
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37	% ^	06/16/2031	33,658,525
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.48	% ^	04/15/2032	10,018,070
4,000,000	THL Credit Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	2.27	% ^	10/18/2030	3,803,987
6,971,311	THL Credit Wind River Ltd., Series 2014-1A-ARR (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.32	% ^	07/18/2031	6,900,393
19,878,268	Venture Ltd., Series 2013-15A-A1R2 (3 Month LIBOR USD + 13.70%)	1.65	% ^	07/15/2032	19,848,139
25,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.54	% ^	01/15/2032	24,843,740
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47	% ^	10/20/2031	74,358,972
25,000,000	Wellfleet Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.11%, 0.11% Floor)	1.37	% ^	07/17/2031	24,707,563
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47	% ^	10/20/2031	45,742,423
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.42	% ^	01/15/2031	39,600,993
30,000,000	York Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.35%)	1.61	% ^	07/22/2032	29,925,088
2,461,335	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	1.81	% ^	10/16/2028	2,449,666

Total Collateralized Loan Obligations (Cost $1,872,428,010)					1,863,551,034

Non-Agency Commercial Mortgage Backed Obligations - 8.8%
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.20	% # ^	05/17/2035	7,318,283
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.20	% # ^	05/17/2035	5,239,937
260,247,235	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	1.09	% # ^ I/O	05/16/2053	18,437,996
3,725,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.85	% ^	05/15/2037	3,641,187
2,531,000	Arbor Realty Ltd., Series 2020-FL1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55	% ^	02/15/2035	2,477,925
6,725,000	Arbor Realty Ltd., Series 2020-FL1 (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.95	% ^	02/15/2035	6,538,583
2,837,533	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.05	% ^	04/16/2035	2,714,532
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20	% ^	12/15/2036	9,131,680
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.10	% ^	06/15/2035	27,900,499
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.45	% ^	06/15/2035	26,440,907
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55	% ^	06/15/2035	11,812,689
7,469,000	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P-F	3.72	% # ^	04/14/2033	7,527,230
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.29	% # ^	01/16/2032	30,072,444
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.29	% # ^	01/16/2032	6,457,032
12,336,238	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00	% # ^ I/O	02/10/2051	123
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.50	% #	09/17/2048	4,342,765
55,881,101	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.94	% # I/O	09/17/2048	1,837,348
5,018,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.25	% ^	09/17/2035	4,646,729
6,530,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.65	% ^	03/17/2036	6,241,311
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	03/17/2036	966,421
4,671,084	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20	% ^	09/17/2036	4,620,607
39,016,910	BANK, Series 2017-BNK4-XA	1.57	% # I/O	05/17/2050	2,598,842
4,916,000	BANK, Series 2017-BNK5-B	3.90	% #	06/15/2060	5,391,319
87,997,865	BANK, Series 2017-BNK5-XA	1.21	% # I/O	06/17/2060	4,266,189
1,750,000	BANK, Series 2018-BN10-AS	3.90	% #	02/17/2061	2,014,127
150,760,332	BANK, Series 2018-BN10-XA	0.88	% # I/O	02/17/2061	6,815,452
94,569,723	BANK, Series 2019-BN16-XA	1.12	% # I/O	02/16/2052	6,081,212
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/17/2061	48,802,306
1,099,000	BANK, Series 2019-BN20-AS	3.24	% #	09/15/2062	1,231,731
10,035,000	BANK, Series 2020-BN26-AS	2.69%		03/16/2063	10,785,403
11,924,000	BANK, Series 2020-BN26-ASB	2.31%		03/16/2063	12,915,924
55,806,008	BANK, Series 2020-BN27-XA	1.27	% # I/O	04/17/2063	5,315,522
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35	% ^	08/15/2036	11,318,581
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85	% ^	08/15/2036	12,636,033
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65	% ^	08/15/2036	26,043,010
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65	% ^	08/15/2036	27,316,736
186,727,878	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.74	% # I/O	08/16/2052	20,427,881
74,902,180	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	1.02	% # I/O	11/18/2052	4,486,663
12,406,000	BBCMS Mortgage Trust, Series 2017-DELC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.00	% ^	08/15/2036	12,078,247
13,279,071	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	10/15/2037	12,625,605
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	07/15/2037	64,788,029
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.70	% ^	07/15/2037	17,524,360
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	0.87	% ^	03/15/2037	8,800,640
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.39	% ^	03/16/2037	5,228,678
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.81	% # ^	02/18/2053	11,764,146
12,284,000	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.81	% # ^	02/18/2053	12,121,593
189,514,379	BBCMS Mortgage Trust, Series 2020-C6-XA	1.17	% # I/O	02/18/2053	14,929,185
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	08/15/2036	4,024,268
37,563,129	Benchmark Mortgage Trust, Series 2018-B7-XA	0.60	% # I/O	05/16/2053	1,046,993
133,935,680	Benchmark Mortgage Trust, Series 2019-B15-XA	0.95	% # I/O	12/16/2072	7,926,822
239,804,000	Benchmark Mortgage Trust, Series 2019-B19-XA	1.78	% # I/O	09/15/2053	29,553,205
80,722,209	Benchmark Mortgage Trust, Series 2019-B9-XA	1.21	% # I/O	03/15/2052	5,810,861
4,585,000	Benchmark Mortgage Trust, Series 2020-B16-B	3.18	% #	02/18/2053	4,953,843
75,368,956	Benchmark Mortgage Trust, Series 2020-B16-XA	1.05	% # I/O	02/18/2053	5,515,704
75,536,650	Benchmark Mortgage Trust, Series 2020-B17-XA	1.54	% # I/O	03/17/2053	7,239,576
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74	% ^	07/15/2053	13,741,161
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76	% ^	07/15/2053	2,461,644
91,533,530	Benchmark Mortgage Trust, Series 2020-B18-XA	1.92	% # I/O	07/15/2053	11,187,228
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% # I/O	09/17/2043	10,908,119
672,000	BFLD, Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	1.49	% ^	10/16/2034	635,850
6,223,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.39	% ^	10/16/2034	5,610,174
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40	% ^	07/16/2035	72,601,169
13,367,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	07/16/2035	12,208,612
27,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	0.97	% ^	06/15/2035	26,247,906
2,600,000	Bsprt Issuer Ltd., Series 2018-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20	% ^	09/17/2035	2,551,900
3,333,000	Bsprt Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30	% ^	05/15/2029	3,276,382
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.47	% ^	03/16/2037	6,594,896
35,415,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.10	% ^	03/16/2037	34,938,718
21,611,049	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	21,282,328
23,862,843	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20	% ^	07/17/2034	23,850,840
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	63,164,035
41,318,786	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.24	% ^	09/15/2037	37,830,035
2,447,000	BX Trust, Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.92	% ^	05/15/2037	2,294,028
4,437,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.12	% ^	05/15/2037	4,073,779
7,481,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	2.57	% ^	05/15/2037	6,798,865
2,014,000	BX Trust, Series 2019-ATL-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.39	% ^	10/15/2036	1,769,093
8,644,000	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	08/15/2036	8,231,670
180,761,000	BX Trust, Series 2019-OC11-E	4.08	% # ^	12/11/2041	164,544,569
326,679,000	BX Trust, Series 2019-OC11-XB	0.32	% # ^ I/O	12/11/2041	6,182,400
47,798,528	CD Commercial Mortgage Trust, Series 2017-CD6-XA	1.07	% # I/O	11/15/2050	2,035,959
5,394,250	CF Trust, Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	2.05	% ^	08/21/2032	5,395,716
4,517,000	CFCRE Commercial Mortgage Trust 2016-C4, Series 2016-C4-AM	3.69%		05/10/2058	4,998,220
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	5.03	% #	05/10/2058	7,148,325
89,455,309	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.85	% # I/O	05/10/2058	6,492,353
43,541,814	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.77	% # I/O	06/17/2050	3,203,959
6,952,979	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	2.30	% ^	07/15/2032	6,896,611
32,223,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15	% ^	11/17/2036	30,311,438
11,209,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.89	% ^	11/15/2036	10,435,502
182,447,961	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.92	% # ^ I/O	09/10/2045	4,765,924
144,862,179	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.31	% # I/O	03/12/2047	4,706,500
78,439,227	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.34	% # I/O	05/10/2047	2,751,468
183,901,847	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.14	% # I/O	10/11/2047	6,057,396
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,565,553
7,278,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.57	% #	02/12/2048	7,442,944
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57	% # ^	02/12/2048	3,013,011
199,642,834	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.49	% # I/O	02/12/2048	9,441,669
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.72	% #	09/10/2058	13,941,291
170,137,457	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.04	% # I/O	09/10/2058	6,218,286
104,255,413	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.03	% # I/O	05/10/2049	8,667,785
209,376,855	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.41	% # I/O	02/12/2049	10,978,089
42,760,191	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.90	% # I/O	04/12/2049	3,142,357
103,497,187	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.86	% # I/O	04/16/2049	7,092,476
59,337,988	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.12	% # I/O	07/10/2049	4,786,167
37,093,102	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.65	% # I/O	10/13/2049	2,304,416
46,384,748	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.27	% # I/O	04/15/2050	2,559,181
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.62	% ^	12/12/2041	21,050,520
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62	% ^	12/12/2041	3,644,783
17,251,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15	% #	02/15/2053	18,664,204
63,849,000	CLNC Ltd., Series 2019-FL1-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.41	% ^	08/17/2035	62,795,492
32,731,000	CLNC Ltd., Series 2019-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.71	% ^	08/20/2035	32,054,319
29,797,989	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06	% ^	08/20/2035	29,006,137
1,375,279	Commercial Mortgage Pass Through Certificates, Series 2014-CR14-A2	3.15%		02/12/2047	1,390,509
30,818,071	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.79	% # I/O	08/17/2045	680,894
137,089,457	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.01	% # I/O	10/17/2045	3,832,569
104,159,496	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.18	% # ^ I/O	12/12/2044	1,844,644
142,202,493	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.82	% # I/O	08/10/2046	2,349,982
186,572,901	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.29	% # I/O	10/15/2046	5,434,122
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	5.05	% #	11/13/2046	835,985
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.87	% #	08/10/2047	7,859,089
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.66	% #	11/10/2047	30,883,907
94,593,558	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.23	% # I/O	06/12/2047	3,130,252
185,027,172	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.03	% # I/O	03/12/2048	5,432,694
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.63	% #	10/10/2048	9,882,487
82,649,981	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.08	% # I/O	10/10/2048	3,165,817
17,822,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45	% #	02/12/2048	17,009,160
335,612,910	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.17	% # I/O	02/12/2048	11,100,061
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79	% #	02/12/2049	27,543,142
29,783,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58	% # ^	08/10/2029	29,789,243
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	4.34	% # ^	10/12/2029	1,670,655
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	4.13	% # ^	10/12/2029	5,484,521
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	09/15/2033	17,991,699
833,000	Commercial Mortgage Trust, Series 2015-3BP-F	3.35	% # ^	02/12/2035	773,875
5,248,500	Commercial Mortgage Trust, Series 2018-COR3-C	4.71	% #	05/10/2051	5,402,431
1,782,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	12/15/2031	1,745,924
148,395,303	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69	% # ^ I/O	09/17/2037	3,323,253
21,821,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.13	% ^	05/15/2036	21,841,819
21,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	05/15/2036	21,495,167
4,165,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	05/15/2036	4,103,125
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.41	% #	04/15/2050	4,269,218
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% #	06/15/2057	14,119,598
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.24	% #	08/17/2048	8,397,827
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.71	% #	11/18/2048	9,630,752
292,829,598	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.98	% # I/O	11/18/2048	10,296,826
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.53	% #	11/18/2049	1,999,935
185,738,859	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.38	% # I/O	06/17/2050	9,456,690
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89	% #	11/15/2050	4,712,142
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.25	% #	11/17/2050	5,360,658
91,148,873	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.86	% # I/O	11/17/2050	3,600,891
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.05	% #	11/17/2051	1,817,309
4,393,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/17/2052	4,958,485
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/17/2052	17,005,482
26,556,698	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.51	% # I/O	09/17/2052	2,482,626
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/17/2052	8,301,070
255,128,416	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.21	% # I/O	12/17/2052	18,079,599
3,652,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73	% #	03/15/2053	3,640,478
269,395,097	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.24	% # I/O	03/17/2053	22,665,422
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.15	% # I/O	03/17/2053	701,715
7,050,000	CSMC Trust, Series 2017-CALI-E	3.90	% # ^	11/12/2032	7,005,589
6,050,000	CSMC Trust, Series 2017-CALI-F	3.90	% # ^	11/12/2032	5,819,464
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	07/15/2032	10,347,578
18,903,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45	% ^	07/15/2032	15,207,533
3,818,000	CSMC Trust, Series 2017-MOON-D	3.30	% # ^	07/12/2034	3,789,875
4,673,000	CSMC Trust, Series 2017-MOON-E	3.30	% # ^	07/12/2034	4,459,849
50,000,000	CSMC Trust, Series 2020-LOTS-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	4.72	% ^	07/15/2022	50,443,440
33,136,000	CSMC Trust, Series 2020-NET-A	2.26	% ^	08/15/2037	34,270,815
12,769,000	CSMC Trust, Series 2020-NET-B	2.82	% ^	08/15/2037	13,229,167
144,920,000	CSMC Trust, Series 2020-NET-X	1.38	% # ^ I/O	08/15/2037	8,098,202
70,500,000	CSMC Trust, Series 2020-WHHQ-A (1 Month LIBOR USD + 3.42%, 3.42% Floor)	4.42	% ^	02/10/2023	70,499,577
26,621,678	CSWF Trust, Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	08/15/2035	26,014,960
60,001,452	DBJPM Mortgage Trust, Series 2020-C9-XA	1.83	% # I/O	09/15/2053	6,830,367
89,360,804	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.15	% # ^ I/O	07/10/2044	212,956
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	5.27	% # ^	08/12/2044	2,904,895
9,390,000	DBUBS Mortgage Trust, Series 2017-BRBK-E	3.65	% # ^	10/10/2034	9,548,828
17,163,305	DBWF Mortgage Trust, Series 2018-GLKS-A (1 Month LIBOR USD + 1.03%, 1.03% Floor)	1.19	% ^	12/19/2030	16,714,253
120,211,566	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.59	% # I/O	05/10/2049	7,244,959
32,559,686	Exantas Capital Corporation Ltd., Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	04/17/2036	32,156,239
6,625,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	03/15/2035	6,534,337
28,473,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.09	% # ^	12/12/2036	26,937,779
7,180,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.09	% # ^	12/12/2036	6,579,069
8,302,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09	% # ^	12/12/2036	7,341,650
2,787,376	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.86	% ^	08/25/2024	2,758,158
3,723,616	FREMF Mortgage Trust, Series 2017-KF36-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.81	% ^	08/25/2024	3,646,344
18,328,350	FREMF Mortgage Trust, Series 2018-KC02-C	0.00	% ^ P/O	08/25/2025	12,611,928
24,196,261	FREMF Mortgage Trust, Series 2019-K99-D	0.00	% ^ P/O	10/25/2052	10,404,910
3,015,000	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35	% ^	12/16/2036	2,966,006
6,053,000	GB Trust, Series 2020-FLIX-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	08/15/2037	6,093,193
3,000,000	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.46	% ^	02/21/2036	2,984,250
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.88	% ^	12/15/2036	62,516,706
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28	% ^	12/15/2036	65,760,292
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	09/15/2037	25,107,600
5,997,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	09/15/2037	5,800,298
9,980,847	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% ^	04/12/2034	10,076,376
7,968,000	GS Mortgage Securities Corporation Trust, Series 2019-BOCA-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35	% ^	06/15/2038	7,803,662
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.35	% # ^	03/12/2037	7,373,263
8,967,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-E	3.35	% # ^	03/12/2037	8,413,589
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.35	% # ^	03/12/2037	6,114,168
12,128,369	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.66	% # ^ I/O	03/10/2044	3,557
21,543,342	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.64	% # I/O	02/10/2046	666,840
216,608,327	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.14	% # I/O	02/12/2048	7,721,675
222,794,548	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.89	% # I/O	07/10/2048	6,690,387
162,142,256	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.40	% # I/O	10/10/2048	7,942,490
205,959,042	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.59	% # I/O	03/10/2051	5,761,272
16,399,000	GS Mortgage Securities Corporation, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	11/15/2032	15,683,800
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	1.05	% ^	07/15/2031	33,428,286
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	1.75	% ^	07/15/2031	3,649,906
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.25	% ^	07/15/2031	11,082,432
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95	% ^	07/15/2031	10,233,752
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.08	% ^	07/15/2031	4,111,314
23,022,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.87% Floor)	2.03	% ^	06/16/2036	21,694,404
90,023,495	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.11	% # ^ I/O	01/10/2045	1,230,099
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.47	% #	02/12/2048	3,408,273
66,732,378	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.92	% # I/O	11/10/2048	2,266,185
54,894,407	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.79	% # I/O	05/12/2049	3,372,410
304,429,008	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.36	% # I/O	10/13/2049	16,118,329
68,419,839	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.68	% # I/O	11/15/2049	1,566,924
189,428,731	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.27	% # I/O	08/12/2050	11,031,534
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.50	% # I/O	08/12/2050	2,123,688
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07	% # ^	07/12/2051	3,386,067
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07	% # ^	07/12/2051	6,555,362
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07	% # ^	07/12/2051	8,754,764
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07	% # ^	07/12/2051	8,035,715
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07	% # ^	07/12/2051	9,699,423
60,935,010	GS Mortgage Securities Trust, Series 2019-GC38-XA	1.12	% # I/O	02/12/2052	4,094,522
17,178,864	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.29	% # I/O	05/10/2052	1,254,603
182,162,738	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.68	% # I/O	02/14/2053	9,241,826
4,628,000	GS MTG SECS TR, Series 2015-GC32-C	4.57	% #	07/10/2048	4,573,835
2,496,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	12/15/2034	2,182,024
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83	% ^	11/07/2035	5,705,449
33,850,825	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/17/2036	29,523,843
8,420,221	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.10	% ^	06/15/2034	8,302,306
2,636,233	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.25	% ^	06/15/2034	2,590,886
476,132	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	1.12	% # ^ I/O	01/12/2037	4,144
1,077,906	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29	% # I/O	05/15/2045	8
18,383,515	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.63	% # I/O	06/12/2047	219
47,255,211	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00	% # ^ I/O	02/12/2051	473
125,679,133	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.73	% # I/O	05/17/2045	2,291,608
256,515,523	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.92	% # I/O	10/17/2045	7,178,613
104,479,272	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.64	% # I/O	06/16/2045	1,149,251
1,892,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% #	07/15/2047	1,979,481
74,312,643	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.19	% # I/O	01/15/2049	2,315,277
1,130,205	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	06/15/2032	1,086,318
4,416,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-AON-E	4.77	% # ^	07/05/2031	4,455,909
56,312,107	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15	% ^	06/15/2032	53,978,100
9,343,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	3.50	% ^ Þ	11/15/2035	6,960,535
1,307,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4-C	5.53	% # ^	07/17/2046	1,317,730
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	4,302,502
428,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5-AS	3.86	% #	03/17/2050	481,890
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	1.25	% ^	02/15/2035	6,383,510
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	1.45	% ^	02/15/2035	794,356
1,145,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88	% # ^	01/07/2031	1,109,804
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/08/2033	5,696,691
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54	% ^	07/08/2033	5,828,834
13,604,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41	% #	11/18/2052	15,219,778
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.82	% # ^	01/12/2037	6,823,325
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	38,815,970
122,500,000	JP Morgan Structure Products	1.17%		10/25/2030	122,551,450
146,000,000	JP Morgan Structure Products	1.40%		11/25/2032	146,189,800
80,118,018	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.99	% # I/O	02/15/2047	1,787,008
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81	% #	08/16/2047	3,293,267
177,503,650	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.00	% # I/O	11/18/2047	5,162,853
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52	% #	01/17/2048	6,688,722
187,971,526	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.11	% # I/O	01/17/2048	6,301,163
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.44	% #	02/18/2048	12,120,701
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94	% # ^	02/18/2048	8,284,012
305,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/19/2048	311,374
20,569,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.29	% #	10/15/2048	19,411,733
33,677,875	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.11	% # I/O	10/19/2048	1,157,818
40,986,186	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.83	% # I/O	05/15/2048	1,058,243
146,263,139	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.65	% # I/O	07/15/2048	3,089,253
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.80	% #	11/15/2048	22,042,358
79,474,598	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.43	% # I/O	11/15/2048	2,473,353
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/17/2048	18,604,541
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.89	% #	03/17/2049	34,895,002
145,079,207	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.81	% # I/O	06/17/2049	7,886,085
159,862,723	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.09	% # I/O	03/17/2050	7,716,893
92,914,445	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.66	% # I/O	06/14/2052	9,107,047
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.90	% #	06/15/2051	1,885,149
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29	% #	05/15/2053	1,568,818
282,172,465	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.79	% # I/O	05/15/2053	33,203,516
12,155,731	KKR Industrial Portfolio Trust, Series 2020-AIP-C (1 Month LIBOR USD + 1.63%, 1.63% Floor)	1.79	% ^	03/16/2037	12,140,920
21,135,288	KKR Industrial Portfolio Trust, Series 2020-AIP-F (1 Month LIBOR USD + 3.43%, 3.43% Floor)	3.58	% ^	03/15/2037	20,900,318
3,500,000	KREF Ltd., Series 2018-FL1-AS (1 Month LIBOR USD + 1.35%, 1.35% Floor)	1.50	% ^	06/17/2036	3,477,250
7,887,471	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.87	% # ^ I/O	11/15/2038	1,693
23,953,000	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55	% ^	12/22/2035	23,533,870
2,984,852	LoanCore Issuer Ltd., Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.28	% ^	05/15/2028	2,969,928
24,463,000	LoanCore Issuer Ltd., Series 2019-CRE2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.28	% ^	05/15/2036	24,193,907
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.65	% ^	05/15/2036	44,266,632
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85	% ^	05/15/2036	12,151,563
20,521,294	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.15	% # ^ I/O	03/11/2050	679,821
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.41	% # ^	09/10/2039	5,744,765
3,510,000	Manhattan West Mortgage Trust, Series 2020-1MW-D	2.41	% # ^	09/10/2039	3,433,372
9,397,025	Marathon CRE, Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30	% ^	06/15/2028	9,323,023
3,559,000	MBRT, Series 2019-MBR-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.00	% ^	11/17/2036	3,447,635
10,350,000	Merit 2020-HILL Commercial mortgage Pass-Through Certificates, Series 2020-HILL-E (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.25	% ^	08/15/2037	10,395,333
5,950,000	Merit 2020-HILL Commercial Mortgage Pass-Through Certificates, Series 2020-HILL-F (1 Month LIBOR USD + 4.10%, 4.10% Floor)	4.25	% ^	08/15/2037	5,977,923
170,880,000	Merit 2020-HILL Commercial mortgage Pass-Through Certificates, Series 2020-HILL-XCP	0.74	% # ^ I/O	08/15/2037	1,725,888
5,737,312	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	1.36	% # I/O	11/15/2026	233
11,498,000	MF1 Ltd., Series 2020-FL3-A (1 Month LIBOR USD + 2.05%)	2.20	% ^	07/16/2035	11,588,547
12,625,000	MFT Trust, Series 2020-ABC-A	3.36	% ^	02/12/2042	13,138,542
5,326,000	MFT Trust, Series 2020-ABC-B	3.59	% # ^	02/12/2042	5,449,268
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	3.04	% # ^	02/12/2040	907,095
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% # ^	10/18/2030	8,613,316
139,771,844	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.75	% # I/O	10/15/2046	2,053,989
30,285,694	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.47	% # I/O	02/16/2046	756,906
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.67	% #	10/15/2047	13,186,863
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/17/2047	37,988,770
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	21,134,410
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61	% #	02/15/2048	5,545,078
210,949,345	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.46	% # I/O	02/18/2048	8,996,357
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.29	% #	07/15/2050	10,884,624
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68	% #	10/15/2048	9,075,686
10,056,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-B	4.68	% #	12/15/2047	10,853,639
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68	% #	12/15/2047	19,251,428
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/17/2047	1,132,544
151,975,749	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.35	% # I/O	01/15/2049	7,112,222
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.45	% #	11/18/2049	2,107,265
51,086,336	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.56	% # I/O	05/17/2050	3,050,554
19,675,534	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.71	% # ^ I/O	11/12/2041	270
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32	% #	12/17/2048	7,462,961
26,438,571	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	1.03	% # I/O	12/17/2048	1,012,600
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35	% ^	11/15/2034	10,265,390
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/15/2034	14,666,364
9,187,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50	% ^	11/15/2034	6,713,832
159,110,389	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.58	% # I/O	06/17/2050	10,101,044
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.42	% # ^	07/12/2040	6,473,914
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.05	% ^	07/16/2035	10,654,894
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.95	% ^	07/16/2035	19,084,370
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% ^	07/16/2035	9,665,661
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/17/2052	5,973,270
79,114,880	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.19	% # I/O	03/15/2052	5,737,696
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/18/2052	4,354,861
157,444,287	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.77	% # I/O	11/18/2052	7,815,109
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.45	% ^	05/15/2036	1,231,736
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	05/15/2036	5,193,806
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/15/2053	2,274,873
5,650,000	Morgan Stanley Capital Trust, Series 2020-HR8-C	3.71	% #	07/15/2053	5,997,199
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/18/2053	25,280,998
288,353,734	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.20	% # I/O	02/18/2053	24,474,110
932,726	Motel 6 Trust, Series 2017-MTL6-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	1.07	% ^	08/15/2034	918,758
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72	% ^	12/15/2036	7,453,977
46,459,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72	% ^	12/15/2036	43,558,834
2,116,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20	% ^	10/15/2037	2,008,811
14,551,496	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.11	% ^	06/15/2035	14,058,286
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75	% ^	12/16/2038	13,216,129
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	02/15/2036	14,679,433
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	02/15/2036	3,691,475
6,901,000	One Market Plaza Trust, Series 2017-1MKT-C	4.02	% ^	02/10/2032	7,112,133
3,453,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	3,507,457
12,079,946	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	1.94	% ^	06/15/2033	11,908,960
13,415,147	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	2.24	% ^	06/15/2033	13,004,390
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	3.34	% ^	11/13/2034	6,386,593
3,150,000	TRTX Issuer Ltd., Series 2019-FL3-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.30	% ^	10/17/2034	3,105,900
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.60	% ^	10/17/2034	30,398,081
75,869,661	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.71	% # I/O	06/17/2050	5,889,527
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30	% #	08/17/2050	1,086,225
12,583,599	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.25	% # I/O	08/17/2050	704,322
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24	% #	10/15/2050	3,849,249
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.60	% #	12/16/2050	2,793,513
2,137,000	UBS Commercial Mortgage Trust, Series 2018-C12-B	4.79	% #	08/17/2051	2,391,330
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86	% #	02/17/2051	8,374,375
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.05	% #	03/15/2051	1,475,272
43,503,171	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.05	% # I/O	03/17/2051	2,441,241
5,213,000	UBS Commercial Mortgage Trust, Series 2019-C16-AS	3.89%		04/17/2052	5,990,376
6,114,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32	% #	04/15/2052	6,754,896
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/18/2052	9,200,446
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38%		12/17/2052	16,401,127
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68%		12/17/2052	10,434,333
72,100,693	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.98	% # ^ I/O	08/12/2049	1,997,730
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/17/2047	4,634,860
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% #	02/18/2048	10,826,275
380,117,469	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.35	% # I/O	02/18/2048	16,651,350
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/18/2048	5,232,594
222,573,635	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.03	% # I/O	02/18/2048	6,954,514
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76	% #	11/15/2048	9,548,041
132,440,831	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.14	% # I/O	11/15/2048	5,580,911
243,483,072	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.46	% # I/O	04/15/2050	9,783,564
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69	% #	09/15/2058	12,007,826
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.82	% #	12/17/2048	1,896,491
121,219,288	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.08	% # I/O	12/17/2048	4,302,048
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/17/2059	11,387,767
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.19	% #	06/17/2049	5,327,993
209,530,110	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.26	% # I/O	09/16/2050	12,220,886
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30	% #	12/15/2050	1,983,888
50,300,095	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	1.03	% # I/O	12/16/2050	2,677,031
163,830,222	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.83	% # I/O	03/17/2051	6,868,287
137,286,718	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.59	% # I/O	05/17/2052	12,749,859
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84	% #	06/17/2052	3,404,458
50,501,589	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.53	% # I/O	06/17/2052	4,565,510
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/16/2052	27,362,547
82,151,670	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.77	% # I/O	08/15/2052	8,978,044
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58	% #	10/18/2052	5,080,170
143,707,597	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.97	% # I/O	12/17/2052	9,099,967
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/18/2053	30,542,301
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.95	% # I/O	02/18/2053	3,590,965
7,034,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-B	3.87	% #	06/17/2053	7,813,856
164,468,404	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.55	% # I/O	06/17/2053	16,973,205
120,042,642	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.24	% # I/O	08/15/2053	19,067,477
55,171,682	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.49	% # ^ I/O	06/17/2044	62,057
75,477,205	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.24	% # ^ I/O	04/17/2045	1,158,379
87,590,857	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.96	% # ^ I/O	08/17/2045	1,996,458
34,904,320	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.04	% # ^ I/O	11/17/2045	1,034,096
131,708,190	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.88	% # I/O	12/17/2046	2,256,886
156,127,327	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.19	% # I/O	03/15/2047	3,837,703
3,253,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23-B	4.53	% #	10/15/2057	3,534,121
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.46	% #	11/18/2047	7,672,817
180,231,647	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.96	% # I/O	11/18/2047	4,942,474
134,909,835	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.76	% # I/O	11/18/2049	8,270,459

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,017,660,978)					4,571,364,355

Non-Agency Residential Collateralized Mortgage Obligations - 27.8%
115,722,528	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40%		06/25/2037	99,422,524
9,671,155	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.55%		12/25/2035	9,622,473
1,900,202	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASAP1-A2C (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.41%		03/25/2037	1,186,874
13,331,616	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.27%		01/25/2037	9,900,603
1,743,761	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		01/25/2037	1,307,033
1,634,776	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		01/25/2037	1,243,411
82,328,117	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		11/25/2036	38,532,490
4,527,304	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.22%		11/25/2036	2,451,054
4,894,367	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.37%		11/25/2036	2,768,003
3,313,755	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.43%		02/25/2037	1,852,482
2,905,039	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.52%		02/25/2037	1,652,530
2,085,285	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.08	% #	01/25/2036	1,991,371
27,827,312	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.15	% #	02/25/2036	20,906,078
3,821,064	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	1.13%		06/25/2035	3,775,683
3,197,199	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	3.88	% #	08/25/2035	3,099,592
474,907	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.42	% #	10/25/2035	426,577
6,602,527	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	3.11	% #	11/25/2035	5,693,182
14,326,021	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.99	% #	03/25/2036	10,289,879
9,315,673	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.94	% #	05/25/2036	8,917,883
13,067,913	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.24	% #	05/25/2036	6,208,220
9,692,336	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.83	% #	03/25/2037	8,882,290
1,409,495	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.53	% # ^	11/25/2037	1,489,271
512,814	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	2.70%		11/25/2033	502,189
1,463,886	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	2.18%		04/25/2034	1,299,956
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	2.10%		06/25/2034	622,260
9,373,218	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	1.15%		03/25/2035	9,127,715
55,886,258	Ajax Master Trust, Series 2016-1-PC	4.33	% # ^	01/01/2057	51,862,905
63,208,762	Ajax Master Trust, Series 2016-2-PC	3.02	% # ^	10/25/2056	54,336,844
72,712,337	Ajax Master Trust, Series 2017-1-PC	0.05	% # ^	06/25/2057	64,688,392
87,043,144	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36	% # ^	09/25/2065	88,651,405
7,136,300	Ajax Mortgage Loan Trust, Series 2018-E-A	4.38	% # ^	06/25/2058	7,391,086
11,915,786	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% # ^	10/25/2058	11,985,568
43,006,108	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	39,273,689
4,019,561	Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	3,208,618
12,771,338	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	8,975,614
3,586,393	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	2,867,979
2,526,364	Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	1,809,547
9,306,908	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/O I/F	01/25/2037	2,031,342
9,306,908	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		01/25/2037	4,410,191
4,497,064	Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		01/25/2047	1,825,841
4,497,064	Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/O I/F	01/25/2047	1,374,547
7,252,912	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	6,078,594
8,700,868	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	7,298,879
19,322,071	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	14,757,728
7,023,870	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	4,757,655
6,229,878	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	5,069,685
47,721,806	Alternative Loan Trust, Series 2007-HY4-4A1	3.47	% #	06/25/2037	45,082,480
4,747,031	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		09/25/2046	4,609,960
5,086,227	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	0.45%		11/25/2045	4,362,723
18,865,044	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	2.06%		11/25/2045	12,815,117
2,217,489	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	646,423
7,714,866	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% ^	01/25/2037	2,961,920
134,631,528	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.32%		10/25/2036	94,272,550
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.24%		05/25/2034	7,170,931
15,064,729	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	1.17%		09/25/2034	15,006,703
7,245,967	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	1.35%		10/25/2032	6,273,677
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47	% # ^	01/20/2039	42,259,239
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00	% ^	11/17/2037	30,380,843
10,640,545	Angel Oak Mortgage Trust LLC, Series 2018-1-A1	3.26	% # ^	04/25/2048	10,718,882
10,500,000	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07	% # ^	03/25/2049	10,907,275
1,316,026	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.12%		11/25/2033	1,311,376
540,789	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	1.83%		06/26/2034	541,288
28,718,431	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.28%		11/25/2036	26,096,441
1,287,610	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,270,724
4,327,357	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	4,334,606
1,609,998	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	1,609,047
1,064,098	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,069,028
4,824,815	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	4,776,696
2,625,768	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	2,538,591
3,667,183	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	3,413,983
2,610,825	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	2,551,829
858,276	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	835,504
1,899,058	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,845,027
9,986,205	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50%		10/25/2036	4,494,537
2,636,351	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35	% I/F I/O	11/25/2036	458,132
939,580	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		11/25/2036	768,905
4,526,351	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	4,351,282
759,476	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	764,694
4,621,271	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	4,645,955
123,071	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	22.36	% I/F	03/25/2036	187,338
407,464	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	408,372
772,236	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	740,590
597,319	Banc of America Funding Corporation, Series 2006-3-6A1	6.21	% #	03/25/2036	622,019
2,590,033	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	2,537,277
937,265	Banc of America Funding Corporation, Series 2006-7-T2A5	6.54%		10/25/2036	916,206
4,417,613	Banc of America Funding Corporation, Series 2006-7-T2A8	6.41%		10/25/2036	4,318,746
1,056,668	Banc of America Funding Corporation, Series 2006-8T2-A8	6.60%		10/25/2036	1,038,498
421,901	Banc of America Funding Corporation, Series 2006-B-7A1	3.69	% #	03/20/2036	381,884
6,262,588	Banc of America Funding Corporation, Series 2006-D-6A1	3.32	% #	05/20/2036	6,123,694
152,220	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.44%, 0.22% Floor, 10.50% Cap)	0.60%		07/20/2036	152,926
213,569	Banc of America Funding Corporation, Series 2006-H-3A1	3.11	% #	09/20/2046	191,403
36,332,145	Banc of America Funding Corporation, Series 2006-H-5A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.34%		10/20/2036	18,749,538
772,872	Banc of America Funding Corporation, Series 2007-1-TA10	5.84	% ß	01/25/2037	777,752
1,036,794	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% #	04/25/2037	1,050,122
1,984,347	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	1,927,771
1,585,871	Banc of America Funding Corporation, Series 2009-R14A-3A (- 2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	15.69	% ^I/F	06/26/2035	2,085,856
2,713,232	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% # ^	12/29/2036	2,557,129
1,029,824	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	14.01	% ^I/F	07/28/2036	1,329,182
2,141,431	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	2,139,674
220,883	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	218,854
5,440,675	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	5,406,310
12,323,562	BankUnited Trust, Series 2005-1-2A1	3.61	% #	09/25/2045	11,751,183
1,330,789	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	0.44	% ^	07/25/2037	1,183,719
19,332,030	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% ^§	06/28/2034	19,396,189
4,543,699	BCAP LLC Trust, Series 2006-AA2-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		01/25/2037	4,760,729
49,572,031	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 1.90%, 0.19% Floor)	0.34	% ^	05/25/2047	48,295,110
2,603,922	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,998,617
2,819,063	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	2,119,630
10,758,322	BCAP LLC Trust, Series 2008-RR3-A1B	6.67	% # ^	10/25/2036	5,865,308
2,461,812	BCAP LLC Trust, Series 2009-RR13-18A2	5.75	% # ^	07/26/2037	2,027,182
3,517,465	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% ^	02/26/2036	2,580,569
1,383,903	BCAP LLC Trust, Series 2010-RR10-5A1	0.51	% # ^	04/27/2037	1,454,620
2,328,364	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.61	% #	02/25/2036	2,231,902
4,070,227	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.37	% #	10/25/2036	3,661,307
4,122,535	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	4.14	% #	02/25/2047	3,939,753
1,896,870	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.75	% #	02/25/2047	1,790,446
20,482,128	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	3.83%		12/25/2046	17,797,540
1,545,926	Bear Stearns Alt-A Trust, Series 2004-11-2A3	2.88	% #	11/25/2034	1,488,229
7,575,527	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	0.63%		02/25/2036	7,398,274
18,399,181	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.49	% #	05/25/2036	15,607,486
6,488,834	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	0.49%		08/25/2036	5,806,186
8,643,192	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.62	% #	11/25/2036	6,257,044
4,361,026	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.49	% #	08/25/2046	3,463,960
8,341,836	Bear Stearns Alt-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.16% Floor, 11.50% Cap)	0.47%		01/25/2047	7,254,114
4,247,497	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	4,474,318
10,753,435	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	10,426,698
2,914,196	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	3,037,405
43,124,001	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.32	% #	09/25/2035	40,575,325
6,810,113	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	6,002,185
10,846,086	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	7,467,331
4,101,607	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25	% ß	12/25/2036	4,025,832
18,371,603	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		01/25/2037	18,723,320
40,758,977	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.37%		05/25/2037	37,775,566
18,039,557	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.20%		08/25/2037	16,419,302
15,000,000	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7-1A2 (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75%		10/25/2037	14,360,732
1,422,530	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,003,332
1,315,453	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	977,405
2,213,784	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	3.63	% #	10/25/2036	1,926,864
11,858,065	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	0.35%		11/25/2036	10,177,776
5,055,396	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.33%		12/25/2037	4,577,582
10,886,405	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	0.31%		04/25/2037	9,567,790
13,777,342	Bellemeade Ltd., Series 2019-2A-M1B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.60	% ^	04/25/2029	13,757,542
17,117,941	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		11/25/2036	16,478,528
12,123,179	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		03/25/2037	11,697,029
33,785,574	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00	% ^	08/27/2037	25,771,619
5,678,722	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	0.27%		03/25/2035	4,839,396
27,382,091	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.31%		09/25/2036	23,444,264
8,428,000	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	0.40%		09/25/2036	7,291,658
8,435,959	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.30%		08/25/2036	7,981,419
88,847,313	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.31%		07/25/2036	85,093,167
19,106,535	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.30%		01/25/2037	16,009,769
27,480,119	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.29%		09/25/2036	26,092,351
24,067,496	Cascade MH Asset Trust, Series 2019-MH1-A	4.00	% # ^	11/25/2044	24,837,923
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,815,320
559,178	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	1.05%		03/25/2033	548,846
4,478,607	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.77	% #	12/25/2035	4,358,398
8,604,690	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	6,284,319
9,434,049	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	7,024,541
5,573,869	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	3,827,785
15,630,659	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	10,913,937
4,621,944	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.57	% #	07/25/2037	4,355,887
4,889,260	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	3,090,097
2,805,571	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,979,048
1,296,326	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	295,265
2,741,674	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	2,010,981
3,299,672	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	3,238,588
386,846	ChaseFlex Trust, Series 2006-1-A5	4.54	% #	06/25/2036	364,175
3,916,438	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.35%		09/25/2036	3,174,761
3,762,200	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	2,063,150
7,689,645	ChaseFlex Trust, Series 2007-M1-2F4	4.19	% ß	08/25/2037	7,426,293
7,997,915	ChaseFlex Trust, Series 2007-M1-2F5	4.19	% ß	08/25/2037	7,723,437
3,568,368	CHL Mortgage Pass Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	3,085,639
20,601,638	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	16,733,629
3,630,612	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	2,950,006
6,566,094	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	5,126,062
29,843,143	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	26,209,143
1,993,396	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	1,708,956
45,242,666	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	36,520,373
2,073,262	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	1,606,605
2,725,193	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	2,149,338
5,007,451	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	3,698,193
13,750,555	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.16	% #	03/25/2037	12,616,508
65,927,528	CIM Trust, Series 2016-1RR-B2	6.34	% # ^ Þ	08/26/2055	62,542,776
75,440,246	CIM Trust, Series 2016-2RR-B2	6.32	% # ^ Þ	02/29/2056	72,679,495
73,074,681	CIM Trust, Series 2016-3RR-B2	6.30	% # ^ Þ	02/29/2056	69,489,542
54,248,672	CIM Trust, Series 2017-3RR-B2	10.51	% # ^ Þ	01/29/2057	51,792,390
41,066,410	CIM Trust, Series 2017-6-A1	3.02	% # ^	06/25/2057	41,872,026
9,269,846	CIM Trust, Series 2017-8-A1	3.00	% # ^	12/25/2065	9,296,826
4,421,079	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	4,567,285
876,084	CitiCorporationMortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	846,688
3,387,701	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.26%		09/25/2036	3,480,766
1,703,344	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,390,534
811,392	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		10/25/2035	792,170
2,158,317	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	2,182,323
29,147,250	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.29	% ^	09/25/2036	27,908,655
7,104,731	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	4.02	% #	06/25/2036	6,810,650
3,040,258	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% ß	10/25/2036	2,559,816
1,619,699	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.84	% ß	03/25/2036	1,058,123
11,078,162	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	4.59	% ß	05/25/2036	5,963,512
662,826	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	0.44%		10/25/2036	663,392
3,629,803	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.53	% #	04/25/2037	3,795,383
686,007	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% ^	04/25/2037	542,947
93,517	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	94,796
19,448,467	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% ^	04/25/2047	16,086,953
1,049,810	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% # ^ Þ	05/25/2037	1,055,171
66,863,416	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29	% ^	01/25/2037	61,495,647
1,538,801	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	4.03	% #	04/25/2037	1,452,199
3,431,296	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.39	% #	07/25/2047	3,145,197
4,484,113	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% ß	01/25/2037	2,842,037
9,884,599	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% ß	01/25/2037	6,266,530
5,237,186	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% # ^	10/25/2037	4,990,202
34,328,130	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% # ^ Þ	06/25/2037	34,802,514
169,937,154	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.94	% # ^	07/25/2067	176,692,445
15,144,909	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% # ^	01/25/2068	15,238,898
21,557,310	Citigroup Mortgage Loan Trust, Inc., Series 2018-C-A1	4.13	% ^§	03/25/2059	22,130,482
4,555,508	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 2.00%, 2.00% Floor)	0.35%		01/25/2037	2,533,342
166,992,326	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% ^	10/25/2058	167,447,714
33,148,848	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% # ^	04/25/2066	33,580,148
84,074,517	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% ^§	09/25/2059	84,918,844
247,757,873	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.27	% ^	04/25/2064	252,310,622
375,242,600	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50	% # ^	08/25/2064	379,722,246
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00	% # ^	08/25/2064	25,801,251
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50	% # ^	08/25/2064	21,547,739
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75	% # ^	08/25/2064	17,531,986
49,418,330	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	9.26	% ^	08/25/2064	48,925,180
2,903,146	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	2,901,771
3,128,733	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	3,074,793
3,061,090	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	3,044,700
2,170,210	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	2,124,598
550,644	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	574,237
2,173,605	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	2,047,933
6,700,655	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	6,616,234
3,525,142	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	3,546,087
1,718,740	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	1,728,953
4,660,412	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		01/25/2037	3,717,509
4,397,616	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/F I/O	01/25/2037	812,233
3,846,060	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% ±	03/25/2037	3,882,050
8,851,016	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/F I/O	03/25/2037	1,727,855
3,468,523	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	3,469,951
6,111,505	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.48%		04/25/2037	4,699,183
6,111,505	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.52	% I/F I/O	04/25/2037	1,245,710
6,472,398	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	6,461,517
853,935	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	852,772
11,258,508	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	11,243,181
369,632	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	363,949
80,000,000	Connecticut Avenue Securities Trust, Series 2020-R02-2M2 (1 Month LIBOR USD + 20.00%)	2.15	% ^	01/25/2040	78,374,136
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95	% ^	08/15/2053	9,067,149
37,699,797	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	35,424,852
4,245,904	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	4,383,165
3,122,672	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.65%		07/25/2035	2,143,912
6,375,456	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	07/25/2035	960,751
3,547	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		10/25/2020	3,545
2,330,520	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	12.78	% I/F	07/25/2035	2,537,378
3,286,287	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.90%		08/25/2035	2,647,728
1,314,343	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	895,096
1,655,204	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,574,275
5,430,674	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	4,509,586
1,927,763	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,565,964
17,774,889	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	16,716,208
459,363	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	34.85	% I/F	12/25/2035	927,031
580,549	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	569,294
8,425,947	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	8,262,586
1,563,769	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	0.95%		01/25/2036	1,296,775
3,934,119	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	4.55	% I/F I/O	01/25/2036	675,472
38,283,373	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	27,106,393
707,231	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	593,914
24,847,269	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	16,772,337
1,918,423	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	21.09	% I/F	02/25/2036	2,756,378
1,214,203	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,021,347
2,087,455	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	1,958,817
475,056	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.85%		10/25/2035	349,712
222,537	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	208,823
531,215	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	439,749
785,356	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	780,094
694,177	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	0.63%		11/25/2035	451,706
1,388,353	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	4.87	% I/F I/O	11/25/2035	270,868
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	4,011,389
19,181	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2021	18,503
692,635	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.65%		04/25/2035	566,959
2,131,183	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	04/25/2035	225,443
5,981,865	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	0.45%		05/25/2035	5,008,416
5,981,865	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	5.05	% I/F I/O	05/25/2035	756,739
3,261,375	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	2,538,385
34,559,955	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	26,755,768
982,389	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		07/25/2036	461,853
982,389	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.35	% I/F I/O	07/25/2036	215,578
4,844,790	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.55%		08/25/2036	2,587,460
6,569,826	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.45	% I/F I/O	08/25/2036	1,193,549
1,011,371	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	848,452
1,766,766	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,412,616
5,171,107	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.00	% I/F I/O	08/25/2036	1,518,730
4,146,554	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	3,386,016
4,450,499	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	0.75%		08/25/2036	2,177,799
1,659,596	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,229,686
2,130,232	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,619,277
3,745,165	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	2,942,878
520,792	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	45.19	% I/F	10/25/2036	1,304,333
318,996	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	32.72	% I/F	10/25/2036	612,046
3,610,265	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	3,226,480
2,692,565	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	0.82%		11/25/2036	1,229,772
4,491,199	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	5.18	% I/F I/O	11/25/2036	1,087,315
4,834,819	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,215,001
1,257,293	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,271,514
14,258,328	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.40	% I/F I/O	01/25/2037	3,485,049
4,855,634	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		01/25/2037	306,453
1,882,571	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,666,228
3,204,119	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30	% I/F I/O	01/25/2037	549,104
3,805,451	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	3,073,571
4,007,221	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	3,236,536
3,927,112	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		02/25/2037	918,526
3,927,112	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/F I/O	02/25/2037	864,874
990,907	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	977,587
3,006,469	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	2,751,535
6,100,010	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	5,582,758
1,213,632	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,011,028
764,318	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	39.01	% I/F	05/25/2037	1,715,294
12,169,107	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	10,410,815
9,133,738	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		08/25/2037	3,268,291
2,644,902	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.35	% I/F	08/25/2037	7,133,504
4,101,969	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	3,936,456
6,628,307	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.22	% I/F	08/25/2037	11,192,173
1,026,907	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	883,293
735,189	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.11	% I/F	08/25/2037	1,803,150
10,805,699	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	8,052,408
30,728,518	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	19,926,086
3,559,403	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.81	% I/F	09/25/2037	4,572,417
20,736,149	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	12,381,380
8,753,070	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		09/25/2037	3,404,124
12,422,422	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35	% I/F I/O	09/25/2037	4,186,791
15,421,238	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	3,038,453
4,851,160	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50	% I/F I/O	04/25/2037	1,335,537
4,851,160	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.70%		04/25/2037	2,171,257
4,111,316	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	3,345,664
327,349	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	39.31	% I/F	05/25/2037	791,147
349,440	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.19	% I/F	05/25/2037	842,119
527,792	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.65%		05/25/2037	172,821
527,792	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.35	% I/F I/O	05/25/2037	131,291
1,559,240	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	973,800
32,051,619	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.52	% #	03/25/2047	30,948,604
2,311,343	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	0.97%		11/25/2033	2,263,998
11,191,383	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	4.27%		10/25/2035	11,504,035
31,115,532	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		07/25/2035	28,345,316
8,559,459	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		08/25/2035	7,903,732
17,184,676	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		05/25/2037	15,624,512
3,699,412	Countrywide Asset Backed Certificates, Series 2007-BC3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		09/25/2037	3,668,575
254,099	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.51	% #	02/25/2033	243,502
994,742	Countrywide Home Loans, Series 2003-60-4A1	3.89	% #	02/25/2034	1,028,695
1,622,807	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	0.58	% ^	11/25/2034	1,461,129
1,578,988	Countrywide Home Loans, Series 2004-R2-1AS	5.97	% # ^ I/O	11/25/2034	133,507
3,711,109	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	3,246,725
2,745,061	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	2,436,773
8,758,454	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	6,964,117
2,110,015	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	1,719,202
716,584	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	535,719
1,386,127	Countrywide Home Loans, Series 2005-28-A7	5.25%		11/01/2035	1,104,673
12,320,769	Countrywide Home Loans, Series 2005-HYB1-4A1	3.54	% #	03/25/2035	12,652,831
857,640	Countrywide Home Loans, Series 2005-HYB8-1A1	3.24	% #	12/20/2035	769,914
1,822,535	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	1,792,917
1,043,436	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	1,015,755
520,227	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	0.51	% ^	03/25/2035	479,816
515,085	Countrywide Home Loans, Series 2005-R1-1AS	5.94	% # ^ I/O	03/25/2035	88,841
4,276,430	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	2,755,489
4,315,502	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	3,389,055
1,792,783	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,413,726
1,046,824	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,096,469
5,565,868	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	4,278,831
15,902,290	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	11,762,147
9,540,167	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	7,795,962
4,153,643	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	3,247,948
6,805,973	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	5,321,942
4,955,488	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	4,257,309
692,169	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	594,649
2,435,056	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	2,091,741
5,262,314	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	4,756,443
732,276	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	590,650
5,123,749	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	3,935,422
1,973,337	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	1,515,670
4,124,235	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	2,969,619
1,688,026	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,330,943
6,063,890	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	4,985,356
1,817,747	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,464,041
5,887,093	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	4,347,841
3,089,525	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	2,160,290
7,173,226	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	5,266,678
1,142,660	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	888,408
6,510,848	Countrywide Home Loans, Series 2007-HY1-1A1	3.70	% #	04/25/2037	6,201,183
18,643,312	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	11,525,728
465,639	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.65%		07/25/2037	168,850
2,328,194	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.35	% I/F I/O	07/25/2037	553,527
4,400,170	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.61%		11/25/2036	1,303,635
2,642,514	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	6.18%		12/25/2036	859,468
9,561,317	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% #	05/25/2037	3,556,189
24,924	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	2.99	% #	09/25/2034	24,981
2,975,746	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	2,703,791
626,424	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	569,175
8,465,082	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	8,366,156
9,644,989	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	2,263,710
3,994,203	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	4,007,445
3,966,918	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	2,791,164
1,417,564	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% ^	12/26/2035	1,292,480
13,042,171	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	7,420,044
2,327,181	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,029,138
2,793,376	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	0.85%		03/25/2036	928,992
15,613,690	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.15	% I/F I/O	03/25/2036	3,946,343
3,252,310	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,245,120
8,802,051	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	5,910,441
1,984,936	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	1,723,626
1,199,945	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,043,856
3,210,722	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 6.00% Cap)	6.00%		05/25/2036	2,459,740
20,284,130	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	7,814,106
8,412,131	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	6,743,788
10,176,975	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,083,133
155,091	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	104,638
2,380,867	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	2,251,808
4,650,247	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	4,421,878
17,404,274	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	16,509,874
4,943,201	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	3,806,138
2,535,251	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	2,490,561
411,921	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	38.85	% I/F	11/25/2036	914,425
9,965,823	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13	% #	02/25/2037	4,377,679
4,445,458	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	4,032,299
6,867,299	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	4,526,565
4,674,196	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	4,412,506
39,188,810	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	33,114,047
17,368,136	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	14,672,668
5,460,173	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% ^	07/25/2037	4,617,094
916,854	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	3.18	% # ^	07/26/2035	865,133
2,770,440	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50	% # ^	12/27/2035	2,769,705
49,560,313	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.16	% # ^	06/26/2037	49,886,459
7,543,009	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00	% # ^	06/26/2037	7,777,045
10,067,940	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.52	% # ^	08/29/2046	8,766,296
28,881,964	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00	% # ^	05/28/2043	28,232,830
10,964,469	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A2	4.52	% ^§	02/25/2024	10,918,450
11,342,052	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		05/25/2036	9,258,813
3,332,491	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83	% ^ ß	12/25/2036	3,354,760
8,431,150	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	5,149,733
5,453,118	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	1,706,502
57,168	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	55,651
11,545,183	CSMC Mortgage-Backed Trust, Series 2019-RPL6-CERT	4.10	% ^	11/27/2058	10,101,522
272,579,509	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	3.88	% # ^	11/25/2058	284,411,804
23,438,900	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32	% # ^	10/25/2058	23,662,181
8,469,953	CSMC Trust, Series 2009-12R-5A1	6.00	% ^ Þ	06/27/2036	7,996,666
15,277,770	CSMC Trust, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	15,350,972
50,062,395	CSMC Trust, Series 2018-RPL2-A1	4.31	% ^§	08/25/2062	50,533,217
159,447,535	CSMC Trust, Series 2018-RPL7-A1	4.00	% ^	08/26/2058	163,521,929
69,475,006	CSMC Trust, Series 2018-RPL8-A1	4.13	% # ^	07/25/2058	69,783,690
107,513,480	CSMC Trust, Series 2019-JR1-A1	4.10	% # ^	09/27/2066	108,981,770
64,134,672	CSMC Trust, Series 2019-RPL2-A1	3.86	% # ^	11/25/2058	67,274,705
4,227,000	CSMC Trust, Series 2020-AFC1-B1	3.45	% # ^	02/25/2050	3,606,708
13,796,437	CSMC Trust, Series 2020-RPL1-CERT	3.23	% ^	01/25/2046	12,284,540
263,910,269	CSMC Trust, Series 2020-RPL1-PT1	3.47	% ^	01/29/2050	250,669,099
98,921,378	CSMCM Trust, Series 2017-RPL2-CERT	11.67	% ^	02/25/2056	84,327,586
11,123,667	CSMCM Trust, Series 2018-RPL7-A1	3.91	% ^ I/O Þ	09/25/2048	11,793,995
18,418,460	CSMCM Trust, Series 2018-RPL8-A1	4.06	% ^ I/O	07/25/2058	18,892,219
3,068,046	Deephaven Residential Mortgage Trust, Series 2018-3A-A2	3.89	% # ^	08/25/2058	3,084,872
2,986,561	Deephaven Residential Mortgage Trust, Series 2018-3A-A3	3.96	% # ^	08/25/2058	3,003,744
24,338,465	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		07/25/2047	21,390,459
11,623,323	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% #	09/25/2035	11,580,231
620,732	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	34.85	% I/F	11/25/2035	1,086,963
761,121	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	0.35%		11/25/2035	306,415
2,297,145	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.15	% I/F I/O	11/25/2035	247,245
19,969,714	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		09/25/2047	17,382,148
13,088,189	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.37%		08/25/2047	12,228,758
4,867,313	Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB1-A1C	5.67	% #	02/25/2036	4,861,511
682,582	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.03	% #	06/25/2036	663,616
16,370,430	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% #	10/25/2036	15,759,410
1,166,196	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% #	10/25/2036	1,122,474
1,709,631	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% #	10/25/2036	1,643,930
3,392,296	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37%		10/25/2036	3,259,308
5,895,584	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91	% ^I/F	04/15/2036	5,446,190
3,698,936	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	11.90	% ^I/F	04/15/2036	3,710,590
6,020,827	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.31	% ^I/F	04/15/2036	6,335,227
465,368	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	18.89	% ^I/F	04/15/2036	582,810
4,072,026	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	12.36	% ^I/F	04/15/2036	4,146,308
67,441,989	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91	% ^I/F	04/15/2036	68,161,338
7,495,393	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	7,365,027
1,172,317	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	1,128,282
24,664,155	Eagle Ltd., Series 2019-1-M1B (1 Month LIBOR USD + 1.80%)	1.95	% ^	04/25/2029	24,513,546
15,780,349	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		04/25/2037	14,961,690
63,414,922	Figure Line of Credit Trust, Series 2020-1-A	4.04	% # ^	09/25/2049	61,747,534
2,940,502	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		02/25/2036	2,935,931
23,992,027	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		03/25/2037	17,093,458
4,943,416	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	3.18	% #	05/25/2035	3,712,176
5,480,579	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	4,213,972
309,911	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		11/25/2020	302,537
2,330,926	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	3.27	% #	06/25/2036	2,113,064
2,421,599	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,758,899
8,125,974	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	5,756,686
1,794,593	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	1,296,381
2,467,025	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	1,680,585
4,691,158	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	4,118,402
13,668,845	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	8,863,590
703,332	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	456,077
813,433	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	565,747
2,511,128	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	1,746,504
1,179,870	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	820,606
1,349,063	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	1,014,844
3,614,089	First Horizon Mortgage Pass-Through Trust, Series 2007-1-A3	6.00%		03/25/2037	2,679,936
2,531,036	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	1,889,334
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79	% ^	08/17/2037	9,236,419
72,500,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% # ^	05/25/2026	73,405,206
75,700,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23	% # ^	09/25/2026	74,254,592
148,700,149	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		11/25/2036	102,913,588
2,751,000	GCAT LLC, Series 2019-NQM3-M1	3.45	% # ^	11/25/2059	2,643,824
16,617,589	GCAT LLC, Series 2020-1-A1	2.98	% ^§	01/25/2060	16,427,594
32,380,971	GCAT LLC, Series 2020-2-A1	3.72	% ^§	06/25/2025	32,454,618
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.64%, 0.32% Floor)	0.79%		12/01/2035	43,465,682
39,706,423	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		08/25/2036	24,786,341
3,424,466	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.61	% #	09/19/2035	3,174,222
27,314,168	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	0.41%		08/25/2045	17,456,515
16,519,781	GreenPoint Mortgage Funding Trust, Series 2006-AR7-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		12/25/2046	16,212,802
27,532,521	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.39%		04/25/2047	24,927,097
1,044,971	GS Mortgage Securities Corporation, Series 2008-2R-1A1	9.97	% # ^ Þ	09/25/2036	714,312
162,329	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% #	09/25/2035	140,454
9,232,926	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% #	06/25/2036	3,838,224
6,608,163	GSAA Home Equity Trust, Series 2006-10-AF4	6.30	% ß	06/25/2036	2,745,416
12,274,073	GSAA Home Equity Trust, Series 2006-15-AF4	5.96	% ß	09/25/2036	5,198,120
2,050,823	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% #	11/25/2036	904,612
4,603,834	GSAA Home Equity Trust, Series 2006-18-AF6	5.68	% ß	11/25/2036	1,865,461
8,698,850	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.09%, 0.09% Floor)	0.24%		12/25/2036	3,604,674
5,116,868	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	4,046,952
2,731,558	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,688,241
22,264,577	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		08/25/2036	19,212,050
8,640,270	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		01/25/2047	5,953,520
9,588,956	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.50	% ^	03/25/2035	8,690,703
9,588,956	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	4.41	% # ^ I/O	03/25/2035	1,415,185
5,831,728	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	0.50	% ^	09/25/2035	4,864,385
5,831,728	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	4.24	% # ^ I/O	09/25/2035	860,709
22,057,205	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	0.50	% ^	01/25/2036	17,964,279
22,057,205	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	4.16	% # ^ I/O	01/25/2036	2,759,630
265,690,000	GSMPS Mortgage Loan Trust, Series 2020-RPL2-PT	1.00	% ^	07/25/2059	273,034,203
23,417,546	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.36	% ^	09/26/2036	16,311,304
1,221,728	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,261,087
2,507,914	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	2,585,648
398,265	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	430,009
4,042,915	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	6.75	% I/F I/O	07/25/2035	451,598
350,824	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.65%		06/25/2035	319,736
191,254	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.65%		09/25/2035	181,361
8,308,993	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	5,492,139
2,515,125	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	1,798,686
566,544	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	706,592
538,083	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	531,735
2,239,933	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	1,624,013
2,690,144	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	1,946,303
21,679,714	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	15,505,234
7,902,897	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	6,620,585
4,318,854	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	2,405,545
803,615	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	743,629
14,241,424	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	10,609,447
681,208	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	892,509
1,338,201	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,629,433
16,640,630	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	14,920,548
841,917	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	3.68	% #	12/19/2035	800,147
26,538,267	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.31% Floor, 11.00% Cap)	0.78%		09/19/2035	17,533,438
51,179,973	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	2.57%		09/19/2035	34,540,084
5,404,683	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.34%		11/19/2036	5,253,096
9,672,966	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.33%		12/19/2036	8,721,987
47,840,345	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.34%		02/19/2037	45,720,491
81,950,339	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	0.56%		07/21/2036	52,121,341
14,850,517	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	0.37%		02/19/2046	13,394,829
12,813,994	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	0.38%		07/19/2047	13,172,685
20,997,351	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.15%		10/25/2037	18,822,993
6,620,894	HMIR, Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.80	% ^	05/25/2029	6,559,474
793,085	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	1.44%		08/25/2033	788,964
896,504	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	1.14%		01/25/2035	893,069
12,182,000	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.43%		06/25/2036	10,809,957
9,263,967	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.39%		11/25/2036	8,069,038
9,425,887	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		07/25/2037	5,212,745
9,425,887	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		07/25/2037	5,212,745
3,926,141	Home Partners of America Trust, Series 2019-2-C	3.02	% ^	10/19/2039	4,107,984
4,176,745	Home Partners of America Trust, Series 2019-2-D	3.12	% ^	10/19/2039	4,365,434
7,862,109	Home Partners of America Trust, Series 2019-2-E	3.32	% ^	10/19/2039	8,116,103
746,725	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	0.64%		03/25/2035	658,279
3,249,048	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	0.39%		07/25/2035	3,259,828
65,500,000	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% ^§	08/25/2025	65,647,329
22,482,568	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	12,442,770
1,222,474	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	3.64	% #	01/25/2037	1,167,518
16,354,953	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.82	% ß	12/25/2036	8,255,101
32,360,314	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		10/25/2036	14,650,281
8,212,470	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	0.31%		03/25/2037	7,891,903
431,665	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	447,585
4,380,653	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		12/25/2046	3,403,629
8,356,391	IndyMac Mortgage Loan Trust , Series 2005-AR15-A1	3.18	% #	09/25/2035	7,975,664
7,924,805	IndyMac Mortgage Loan Trust , Series 2007-AR21-8A1	3.23	% #	09/25/2037	7,646,258
1,387,786	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.15	% #	09/25/2036	1,128,155
1,959,195	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	3.22	% #	09/25/2036	1,776,247
13,415,371	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.70	% #	12/25/2036	12,229,744
4,214,692	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.35	% #	05/25/2036	3,740,702
3,576,597	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	2,229,598
2,618,349	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,632,240
10,251,551	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	8,356,339
13,130,820	IndyMac Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	10,554,335
19,865,831	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	9,960,591
18,573,051	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	12,409,153
5,615,905	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.24	% #	07/25/2037	4,474,467
4,341,387	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.12	% #	03/25/2037	4,129,062
3,368,535	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	2.89	% #	07/25/2037	3,230,685
31,545,993	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	14,474,790
365,018	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	354,469
25,400,622	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	14,007,165
8,141,558	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	7,459,952
2,610,010	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	2,391,501
4,920,179	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 11.50% Cap)	0.33%		05/25/2036	4,536,699
3,041,815	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	2,395,548
11,597,756	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	11,190,625
18,432,057	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96	% ß	12/25/2036	18,269,501
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	1.05%		09/25/2035	1,838,806
8,424,333	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	4.78	% ß	10/25/2036	6,959,084
14,957,611	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		11/25/2036	13,736,957
27,250,654	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.27%		11/25/2035	15,586,905
25,186,269	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		07/25/2036	14,632,807
3,538,121	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91%		07/25/2036	1,707,667
5,518,486	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.28%		12/25/2036	4,185,592
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.85	% ß	11/25/2036	25,067,548
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.47%		03/25/2037	8,387,366
874,614	JP Morgan Mortgage Trust, Series 2005-A6-5A1	2.94	% #	08/25/2035	839,112
6,019,646	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	6,908,672
595,018	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	583,557
1,267,719	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	796,089
4,044,163	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	2,714,457
2,492,095	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	1,782,976
7,931,743	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	0.53%		08/25/2036	1,511,567
7,931,743	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	6.97	% I/F I/O	08/25/2036	2,881,884
1,161,251	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	830,821
7,148,045	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	4,794,046
2,976,284	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	2,035,822
6,691,036	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.53%		01/25/2037	2,131,806
6,691,036	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.47	% I/F I/O	01/25/2037	2,286,780
1,265,072	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.68	% #	04/25/2037	1,148,384
7,968,429	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	5,401,145
2,351,442	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	1,716,365
5,238,315	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	3,868,613
1,968,488	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	1,209,668
882,691	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	649,419
4,829,979	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	3,562,154
5,504,874	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	4,061,157
338,096	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	362,485
6,591,808	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% ^	02/26/2037	4,992,775
16,566,666	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% # ^ Þ	09/27/2037	11,737,995
12,159,553	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% ^	02/26/2037	9,588,757
6,155,753	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.11	% ^	01/27/2037	4,394,318
49,737,967	Legacy Mortgage Asset Trust, Series 2018-GS3-A1	4.00	% ^§	06/25/2058	50,372,176
40,303,534	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00	% ^§	01/25/2059	41,404,924
39,488,234	Legacy Mortgage Asset Trust, Series 2019-GS2-A1	3.75	% ^§	01/25/2059	40,445,113
25,880,005	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% ^§	05/25/2059	26,163,624
185,440,489	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30	% ^	06/25/2058	184,926,448
42,572,630	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00	% # ^	12/25/2054	43,397,049
106,952,530	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47	% ^§	11/25/2061	107,166,018
40,516,761	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75	% ^§	03/25/2060	40,696,489
2,234,354	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	1,727,125
1,837,147	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	1,700,262
2,536,886	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	2,744,864
216,025	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	229,153
1,160,259	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,270,976
1,285,069	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.90%		02/25/2036	684,456
3,855,206	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.60	% I/F I/O	02/25/2036	859,651
4,108,916	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	0.90%		02/25/2036	3,455,819
4,108,916	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.60	% I/F I/O	02/25/2036	556,871
2,647,339	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	2,605,289
2,817,580	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25	% I/F I/O	08/25/2036	549,331
1,790,793	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	1,778,013
6,117,687	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	0.50%		09/25/2036	582,714
12,743,075	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	7.00	% I/F I/O	09/25/2036	3,762,281
7,624,617	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	6,151,185
1,752,948	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	1,691,886
3,317,609	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		11/25/2036	692,206
11,887,580	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.40	% I/F I/O	11/25/2036	3,930,439
2,345,382	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.00	% I/F	01/25/2037	4,171,393
2,564,701	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	0.75%		01/25/2037	1,591,558
7,653,191	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.00	% I/F I/O	01/25/2037	1,448,611
3,968,287	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.53%		01/25/2037	664,418
7,178,407	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.47	% I/F I/O	01/25/2037	2,187,734
7,182,934	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	4,009,094
24,657,499	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.36	% ^	06/25/2037	20,521,630
1,985,817	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		03/25/2037	1,697,411
2,592,976	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.48%		05/25/2037	635,042
12,335,341	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.52	% I/F I/O	05/25/2037	4,128,382
878,252	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.48%		05/25/2037	242,696
9,810,615	Lehman Mortgage Trust, Series 2007-5-11A1	5.07	% #	06/25/2037	7,740,300
426,798	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	400,214
1,019,850	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	39.19	% I/F	08/25/2036	1,667,184
783,213	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	551,397
215,595	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	215,205
6,880,314	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	3,762,690
4,016,869	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	2,378,435
4,609,099	Lehman Trust, Series 2005-4-2A3A	5.00	% ß	10/25/2035	5,045,530
10,769,412	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	2.08%		02/25/2036	9,877,129
2,741,781	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		08/25/2046	3,133,078
10,221,609	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.36%		04/25/2036	9,344,504
177,506	Lehman Trust, Series 2006-5-2A4A	4.84%		04/25/2036	179,788
11,728,979	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		06/25/2046	11,069,068
10,397,830	Lehman Trust, Series 2007-1-2A1	4.53	% #	02/25/2037	11,256,195
16,835,234	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		07/25/2047	15,942,773
7,389,175	Lehman XS Trust, Series 2005-2-2A3B	4.69%		08/25/2035	7,427,284
11,293,484	Lehman XS Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		03/25/2036	10,750,270
19,200,000	LHOME Mortgage Trust 2019-RTL3, Series 2019-RTL3-A1	3.87	% ^	07/25/2024	19,401,158
86,200,000	LHOME Mortgage Trust, Series 2019-RTL2-A1	3.84	% ^	03/25/2024	86,860,456
19,200,000	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23	% ^	10/25/2024	19,242,436
33,619,999	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		05/25/2046	15,670,873
5,475,562	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		04/25/2046	2,637,193
35,057,243	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.29%		07/25/2036	28,308,675
5,118,679	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	0.41%		11/25/2035	4,887,192
3,605,922	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.02	% #	03/25/2035	2,875,673
1,358,538	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.94	% #	07/25/2035	1,282,120
8,705,094	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.77	% #	11/25/2036	9,822,917
1,436,188	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,466,631
234,775	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	235,172
8,389,316	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	6,283,414
2,497,169	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	2,281,738
1,725,661	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,473,443
2,527,849	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	2,461,350
4,606,114	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	2,443,386
3,743,547	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	4.27%		12/25/2032	3,767,422
9,338,045	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		06/25/2036	8,894,714
19,898,172	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.36%		05/25/2037	19,106,044
6,005,637	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.29%		01/25/2037	2,436,375
2,639,493	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	2,339,334
1,968,574	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,761,691
3,166,158	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,231,983
20,600,467	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% # ^ Þ	09/27/2037	19,554,394
11,572,593	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% # ^	06/27/2036	10,853,184
2,179,073	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	2,300,682
796,655	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.55%		10/25/2032	722,695
16,388,332	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	0.47%		03/25/2037	4,500,466
16,388,332	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	6.53	% I/F I/O	03/25/2037	5,302,533
1,168,227	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.02	% #	10/25/2036	1,126,379
1,176,200	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	886,547
29,445,007	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.48%		04/25/2037	22,341,204
105,117,857	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		02/25/2037	64,169,553
3,545,398	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		04/25/2047	2,234,488
1,984,376	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		04/25/2047	1,266,142
20,382,188	MFA LLC, Series 2017-NPL1-A1	3.35	% ^§	11/25/2047	20,474,531
52,073,725	MFA LLC, Series 2018-NPL1-A1	3.88	% ^§	05/26/2048	52,077,073
52,261,107	MFA LLC, Series 2018-NPL2-A1	4.16	% ^§	07/27/2048	52,422,829
13,075,727	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.51%		02/25/2036	12,199,205
31,352,677	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.37%		12/25/2036	19,107,105
5,933,748	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.22%		11/25/2036	2,850,410
1,011,294	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.85%		12/25/2035	759,378
2,533,758	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	2,211,916
3,784,770	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.47	% #	12/25/2035	3,792,057
5,191,553	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73%		08/25/2036	1,729,470
8,479,548	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	5,967,069
7,620,765	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		11/25/2036	3,073,633
6,178,383	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65	% ß	10/25/2046	2,621,324
2,051,206	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58	% ß	10/25/2046	737,406
3,582,137	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	3,694,245
21,602,593	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.01	% #	06/25/2036	17,994,967
2,163,938	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	1,731,015
2,190,613	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	1,752,352
3,326,665	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,626,881
6,958,754	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	2.86	% #	10/25/2037	5,802,019
3,363,590	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% ß	09/25/2046	1,276,623
2,325,642	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% ß	09/25/2046	1,027,554
713,993	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% ß	01/25/2047	689,338
6,365,836	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% ß	01/25/2047	3,577,830
3,723,414	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% ß	01/25/2047	2,092,378
7,167,160	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	1.38	% ^	06/26/2036	6,602,919
11,777,154	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	0.65	% ^	01/27/2037	10,833,960
15,434,698	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% # ^	11/26/2036	15,836,779
2,447,127	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% # ^ Þ	02/26/2037	2,595,141
13,104,310	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	3.38	% # ^	10/28/2036	11,744,869
5,139,325	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.87	% # ^	01/26/2051	5,253,012
12,029,036	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% #	07/25/2036	5,071,505
14,382,377	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	5.04%		10/25/2036	5,353,040
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	0.43%		05/25/2036	9,852,896
54,463,209	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61	% ^	05/25/2023	54,555,654
18,369,565	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79	% ^	07/25/2024	18,045,965
110,528,093	New Residential Mortgage Loan Trust, Series 2020-NPL1-A1	4.34	% ^ §	07/25/2060	110,853,775
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25	% # ^	11/25/2059	65,614,456
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50	% # ^	11/25/2059	16,064,255
401,881	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	0.81%		08/25/2035	386,194
103,782,771	New York Mortgage Trust, Series 2020-SP1-A1	3.96	% ^	06/25/2025	104,349,435
114,939	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36%		02/25/2035	117,641
14,283,992	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% #	05/25/2036	4,861,704
2,902,762	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% #	05/25/2036	989,005
16,374,063	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	7,301,046
2,767,562	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% #	01/25/2036	1,233,790
1,375,984	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% #	06/25/2036	573,169
16,703,327	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ß	10/25/2036	7,037,498
2,906,024	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ß	02/25/2037	1,195,838
14,484,294	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% ß	02/25/2037	5,961,107
5,770,887	Nomura Resecuritization Trust, Series 2014-2R-4A9	4.39	% ^	07/28/2036	5,382,454
47,891,550	Nomura Resecuritization Trust, Series 2015-4R-1A14 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.36	% ^	03/26/2047	37,336,846
9,208,637	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		10/25/2036	7,123,516
19,717,027	NRPL Trust, Series 2018-2A-A1	2.59	% ^§	07/25/2067	20,340,180
32,652,625	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27	% ^	02/25/2023	32,950,227
784,310	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.12%		11/25/2034	774,339
7,395,627	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		01/25/2037	5,230,556
78,611,782	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		07/25/2037	71,345,805
99,616,190	OSAT Trust, Series 2020-RPL1-A1	3.07	% ^§	12/25/2059	102,103,387
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	0.64%		09/25/2035	12,828,638
5,045,353	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	0.31%		02/25/2037	3,997,327
13,262,445	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	13,008,928
6,188,472	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	6,070,177
432,256	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	396,657
103,956,719	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.90	% ^	05/30/2023	98,388,859
10,800,807	PMT Credit Risk Transfer Trust, Series 2019-1R-A (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	03/29/2022	9,734,230
40,363,903	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.85	% ^	10/27/2022	39,032,778
107,506,849	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	02/27/2023	104,272,505
181,125,984	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	179,377,358
23,881,724	Pretium Mortgage Credit Partners LLC, Series 2019-1A-A1	4.50	% ^§	01/25/2024	24,106,515
71,126,366	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72	% ^§	01/29/2059	71,695,121
86,571,027	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84	% ^§	12/30/2058	86,893,660
51,460,367	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10	% ^§	01/28/2060	51,763,587
69,845,657	Pretium Mortgage Credit Partners LLC, Series 2020-CFL1-A1	3.10	% ^§	02/27/2060	69,420,646
67,369,897	Pretium Mortgage Credit Partners LLC, Series 2020-NPL1-A1	2.86	% ^§	05/29/2059	67,190,443
5,923,302	Pretium Mortgage Credit Partners LLC, Series 2020-RPL1-A1	3.82	% ^§	05/27/2060	5,992,486
8,274,367	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% ^	05/25/2035	6,923,825
4,068,229	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% ^	05/25/2035	3,396,513
117,612,506	PRPM LLC, Series 2019-2A-A1	3.97	% ^§	04/25/2024	118,799,452
54,536,622	PRPM LLC, Series 2019-3A-A1	3.35	% ^§	07/25/2024	54,469,799
111,171,368	PRPM LLC, Series 2019-4A-A1	3.35	% ^§	11/25/2024	111,638,865
102,064,629	PRPM LLC, Series 2019-GS1-A1	3.50	% # ^	10/25/2024	102,375,549
108,272,073	PRPM LLC, Series 2020-1A-A1	2.98	% ^§	02/25/2025	108,064,645
26,366,832	PRPM LLC, Series 2020-2-A1	3.67	% ^§	08/25/2025	26,415,023
157,702,000	PRPM LLC, Series 2020-3-A1	2.86	% ^§	09/25/2025	157,699,351
34,704,365	RALI Trust, Series 2007-QA5-1A1	5.29	% #	09/25/2037	29,121,161
17,655,784	RALI Trust, Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		08/25/2037	15,823,267
38,110,134	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	37,883,707
19,455,535	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	0.45%		05/25/2036	18,429,852
20,359,666	RBSGC Structured Trust, Series 2008-B-A1	6.00	% ^	06/25/2037	20,393,235
26,431,190	RBSSP Resecuritization Trust , Series 2009-12-20A2	3.54	% # ^	12/27/2035	24,219,198
5,796,399	RBSSP Resecuritization Trust, Series 2009-12-17A2	2.84	% # ^	10/26/2035	4,927,058
4,230,944	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% ^	07/27/2037	3,259,532
79,015,148	Redwood Funding Trust, Series 2019-1-PT	4.21	% ^§	09/27/2024	79,763,342
1,126,654	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% ß	05/25/2036	803,999
2,122,101	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25	% ß	08/25/2036	1,342,694
7,009,080	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59	% ß	11/25/2036	3,953,876
13,972,453	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81	% ß	11/25/2036	8,187,936
10,340,045	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% ß	01/25/2037	5,383,958
20,361,654	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% ß	01/25/2037	11,007,396
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% ß	04/25/2037	3,586,959
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% ß	04/25/2037	2,375,362
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% ß	04/25/2037	1,465,008
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% ß	04/25/2037	2,170,022
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% ß	04/25/2037	3,710,478
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% ß	06/25/2037	6,661,919
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% ß	06/25/2037	3,975,776
21,891,478	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.24	% #	10/25/2035	17,791,673
11,559,069	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.37	% #	12/25/2035	10,413,039
9,412,772	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.67	% #	03/25/2035	4,959,264
349,625	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	49.52	% I/F	08/25/2035	863,432
1,286,016	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,228,932
2,624,927	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	0.85%		09/25/2035	2,165,045
10,762,200	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	4.90	% I/F I/O	09/25/2035	1,589,845
6,487,919	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	3,780,184
1,945,907	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,756,311
2,616,858	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	2,572,978
2,694,652	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.85%		11/25/2035	2,131,327
2,694,186	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	4.65	% I/F I/O	11/25/2035	389,111
1,384,532	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,371,900
959,410	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	950,656
4,012,667	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	3,976,057
2,852,077	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	1.00%		12/25/2035	2,230,769
2,852,077	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	5.00	% I/F I/O	12/25/2035	446,498
2,294,870	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,273,932
1,087,649	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,114,221
1,071,344	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,054,825
7,039,752	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	6,892,304
1,585,796	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,143,088
3,015,187	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	2,944,878
4,445,726	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	4,328,761
2,081,422	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,063,236
924,600	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	890,612
3,287,730	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	3,167,513
959,725	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	924,446
1,037,096	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	998,973
410,399	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	395,312
1,870,220	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	1,824,184
10,390,131	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	10,134,376
1,149,899	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	41.72	% I/F	01/25/2036	2,504,759
7,361,055	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	7,430,341
1,691,991	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5143.00%, 1.10% Floor, 8.00% Cap)	8.00	% I/F	04/25/2036	1,575,203
4,549,114	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	4,358,669
13,558,071	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	12,990,473
2,144,687	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,087,342
3,111,474	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	3,028,280
6,216,923	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	6,090,573
10,781,053	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.40	% I/F I/O	08/25/2036	1,776,680
3,812,823	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	5.15	% I/F I/O	07/25/2036	704,836
28,208,124	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.38%		06/25/2037	14,151,728
3,647,198	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	3,434,485
12,520,365	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30	% I/F I/O	01/25/2037	2,484,701
1,260,307	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,230,212
3,084,167	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	2,972,254
4,641,391	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	4,480,072
21,337,972	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	20,936,964
3,402,473	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	3,296,953
5,610,810	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	5,423,195
2,337,546	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,217,355
964,333	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.45%		03/25/2037	701,165
3,202,770	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.55	% I/F I/O	03/25/2037	675,974
2,572,759	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	2,468,905
827,217	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	53.77	% I/F	04/25/2037	1,615,068
3,683,990	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	3,535,275
5,871,141	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	5,771,999
405,501	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	54.60	% I/F	04/25/2037	802,148
6,628,649	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	4,193,617
21,267,599	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	20,756,949
2,538,005	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	3.30	% #	07/25/2034	2,419,270
1,638,515	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.64%		12/25/2034	1,676,188
18,856,176	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	0.45%		03/25/2036	18,473,313
214,382	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	0.44%		08/25/2036	214,678
4,829,049	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	0.40%		08/25/2046	4,809,897
1,307,486	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	0.31%		05/25/2036	1,302,224
23,735,656	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	0.35%		10/25/2036	21,699,652
9,390,067	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	0.40%		11/25/2036	9,338,470
5,267,624	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	3,846,466
2,051,052	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	11/25/2035	430,952
2,049,049	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.70%		11/25/2035	1,115,750
17,769,219	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	11,364,295
2,985,391	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	3,103,509
8,797,917	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	6,102,061
9,131,935	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	5,580,730
1,658,977	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,348,452
3,973,565	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	3,719,543
4,001,131	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	07/25/2035	687,043
5,205,816	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	3,233,852
769,310	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	553,236
7,617,429	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	4,583,580
7,590,251	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	4,010,904
12,466,612	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	9,143,683
14,422,662	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		12/25/2036	1,491,410
31,828,652	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.40	% I/F I/O	12/25/2036	9,751,990
6,228,361	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	4,068,653
4,312,937	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		05/25/2036	2,761,640
446,083	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	438,144
3,461,161	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	3,389,694
3,313,421	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	2,847,712
5,343,365	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.81	% I/F Þ	01/25/2046	7,857,604
25,426,419	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	20,463,948
860,716	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	45.25	% I/F	04/25/2037	2,369,084
22,834,011	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95	% I/F I/O	05/25/2037	5,486,753
5,877,707	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.55%		05/25/2037	459,459
5,257,792	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	4,250,483
2,304,222	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,862,770
9,500,484	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	8,086,825
8,189,322	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	4,768,731
36,021,898	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	21,038,842
15,960,541	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	9,321,866
6,849,435	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	6,433,086
11,602,877	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	11,390,941
2,187,458	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	2,156,061
149,763	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	147,613
3,746,869	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	3,683,088
4,973,227	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	4,898,655
2,591,801	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	2,489,376
2,919,949	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	2,804,556
5,451,212	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	5,235,785
851,843	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	818,179
2,320,975	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	2,100,744
2,723,826	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	2,597,733
1,525,423	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	1,462,412
17,314,300	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	17,755,305
5,017,752	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	5,161,097
2,481,342	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	2,445,629
13,432,907	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	12,650,191
7,294,248	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	6,846,566
586,097	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.31	% #	02/25/2037	465,600
5,172,267	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.27	% #	04/25/2037	4,653,859
10,395,651	RMAT LLC, Series 2015-PR2-A1	9.85	% ^	11/25/2035	10,375,496
38,579,104	RSFR, Series 2020-1-PT	4.21	% ^§	02/17/2025	37,841,625
26,978,062	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	0.32%		11/25/2036	26,472,361
269,448,199	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.23	% # ^	02/25/2045	228,461,490
49,500,393	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.45	% # ^	12/26/2059	44,601,502
60,215,797	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.05	% # ^	10/25/2044	57,871,488
121,469	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	0.51%		07/20/2033	116,917
10,820,470	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		02/25/2036	10,406,193
2,910,518	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		02/25/2036	2,144,888
17,768,066	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		01/25/2037	17,464,550
4,505,037	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		06/25/2037	3,699,985
8,325,292	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		08/25/2037	7,557,191
25,234,311	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%		09/25/2037	20,587,397
46,119,863	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 1.80%, 1.80% Floor)	0.39%		02/25/2037	36,796,184
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22	% # ^	01/25/2050	9,630,517
100,343,445	Stanwich Mortgage Loan Company, Series 2019-NPB1-A1	3.38	% ^§	08/15/2024	99,832,597
63,957,051	Stanwich Mortgage Loan Company, Series 2019-RPL1-A	3.72	% ^§	02/15/2049	64,999,768
5,150,054	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.66	% #	04/25/2037	3,112,481
2,280,633	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.80	% #	06/25/2037	1,922,064
1,297,003	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.45	% #	09/25/2034	1,278,282
2,989,521	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.92	% #	12/25/2035	2,857,595
3,464,902	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	4.03	% #	01/25/2037	3,137,439
1,806,820	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.30	% #	02/25/2036	1,322,973
6,149,706	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.51	% #	09/25/2036	5,767,732
11,551,879	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		08/25/2037	11,085,116
96,420,364	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		06/25/2036	74,041,275
11,083,644	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		07/25/2036	8,057,191
12,031,053	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	0.35%		04/25/2036	10,271,266
94,128,898	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		12/25/2036	70,035,778
1,636,681	Structured Asset Securities Corporation, Series 2003-24A-1A3	2.82	% #	07/25/2033	1,621,113
10,798,370	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	8,690,897
29,764,807	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		12/25/2036	29,222,191
75,164,932	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% ^I/F I/O Þ	03/28/2045	8,041,216
20,820,092	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34	% ^	03/25/2037	16,478,630
440,419	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	437,715
749,630	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	595,582
13,502,444	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42	% ^	08/25/2037	8,008,753
264,033	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	0.65%		12/25/2033	260,763
4,285,097	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.21	% #	12/25/2044	4,153,841
12,433,227	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.67%		03/25/2037	11,846,908
2,540,496	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	1.67%		03/25/2037	2,299,721
65,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46	% ^§	03/25/2022	66,726,413
70,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% §	09/25/2022	71,533,525
207,354	Towd Point Mortgage Trust, Series 2015-1-AES	3.00	% # ^	10/25/2053	207,228
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40	% ^	03/18/2038	5,164,189
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55	% ^	07/17/2038	9,122,377
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54	% ^	07/17/2038	1,696,528
20,800,000	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47	% ^	09/25/2024	21,234,520
45,267,738	VCAT LLC, Series 2019-NPL2-A1	3.57	% # ^ §	11/25/2049	45,249,495
13,493,139	VCAT LLC, Series 2020-NPL1-A1	3.67	% ^§	08/25/2050	13,512,089
23,113,106	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% # ^	11/25/2047	23,358,221
25,250,589	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% # ^	10/25/2048	25,692,464
65,618,235	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76	% # ^	03/25/2049	67,947,078
4,961,588	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61	% # ^	03/25/2049	4,795,573
22,058,650	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13	% # ^	07/25/2049	22,099,723
9,054,342	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26	% # ^	07/25/2049	8,797,624
3,231,611	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54	% # ^	02/25/2050	2,965,932
4,806,042	Vericrest Opportunity Loan Trust, Series 2019-NPL2-A1	3.97	% ^§	02/25/2049	4,817,809
12,689,272	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35	% ^§	08/25/2049	12,724,114
39,622,373	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35	% ^§	09/25/2049	39,736,795
36,691,231	Vericrest Opportunity Loan Trust, Series 2019-NPL8-A1A	3.28	% ^§	11/25/2049	36,788,139
79,637,894	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% ^§	02/25/2050	79,782,468
30,343,008	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98	% ^§	03/25/2050	30,375,614
19,484,035	VOLT LLC, Series 2019-NP10-A1A	3.43	% ^§	12/25/2049	19,525,264
154,245,670	VOLT LLC, Series 2019-NPL6-A1A	3.23	% ^§	10/25/2049	154,582,219
88,128,679	VOLT LLC, Series 2019-NPL9-A1A	3.33	% ^§	11/25/2049	88,501,887
41,473,184	VOLT LLC, Series 2020-NPL1-A1A	3.23	% ^§	01/25/2050	41,624,014
73,138,595	VOLT LLC, Series 2020-NPL3-A1A	2.98	% ^§	02/25/2050	73,265,769
9,876,079	WaMu Asset-Backed Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	0.26%		01/25/2037	6,312,346
15,512,622	WaMu Asset-Backed Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		07/25/2047	12,859,500
5,572,445	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	5,577,484
1,556,147	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	1,455,370
657,458	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	48.97	% I/F	07/25/2035	1,557,032
2,129,009	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	0.75%		07/25/2035	1,833,649
558,348	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	550,825
7,928,942	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	1.60%		08/25/2035	7,186,568
720,813	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	48.42	% I/F	08/25/2035	1,536,180
3,167,740	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	2,991,793
8,481,883	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	8,585,687
6,744,186	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	6,931,728
1,836,725	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50	% I/O	11/25/2035	343,399
2,563,986	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	2,410,586
1,298,143	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,210,248
1,102,646	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,037,292
3,183,555	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	3,046,039
1,869,746	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	1,723,172
3,469,901	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	3,046,072
6,302,800	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	5,532,949
15,245,243	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22	% ß	07/25/2036	5,846,462
6,353,064	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45	% ß	07/25/2036	2,435,188
9,303,196	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A4	4.23	% ß	10/25/2036	4,889,160
3,312,087	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.57%		10/25/2036	1,445,782
6,253,443	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.03	% #	09/25/2036	5,934,367
5,674,593	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.25%		12/25/2036	3,821,500
10,180,583	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	1.86%		11/25/2046	9,214,415
7,528,891	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	1.97%		05/25/2046	6,090,711
6,473,827	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	2.01%		06/25/2046	5,493,333
765,763	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.16	% #	08/25/2036	682,845
10,161,431	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		02/25/2037	9,152,010
4,352,665	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	4,190,472
5,942,544	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	5,721,231
4,094,413	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	4,225,107
279,970	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.59	% I/F	06/25/2037	625,172
6,999,242	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	7,248,740
9,079,380	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.47	% #	08/25/2036	8,978,878
11,623,505	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.24	% #	05/25/2037	11,037,607
8,310,274	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.27%		05/25/2037	7,681,099
1,029,430	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,027,538
4,519,999	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	4,511,690
3,897,228	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	3,890,064
6,387,361	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	6,375,620
25,437,951	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	25,775,490
3,656,041	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	0.50%		06/25/2037	3,129,981
5,385,915	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	06/25/2037	848,829
387,327	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	370,162
7,141,912	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	7,127,895
2,837,527	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	2,831,958
6,855,884	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	6,809,263
43,463,180	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	42,984,068
8,762,306	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.46	% #	12/28/2037	8,441,320
3,653,413	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	2.94	% #	09/25/2036	3,455,734
1,445,857	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	3.08	% #	09/25/2036	1,362,746
1,749,452	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	4.02	% #	04/25/2036	1,685,339
2,727,885	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	2,753,417
189,719	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	191,470
6,142,996	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	6,240,028
1,663,823	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	1,690,104
565,840	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		06/25/2037	465,674
1,545,862	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	1,570,280
654,436	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		06/25/2037	538,587
295,228	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	38.11	% I/F	06/25/2037	527,760
25,246,130	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	4.24	% #	12/25/2037	23,779,701

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,854,099,560)					14,530,109,129

US Government and Agency Mortgage Backed Obligations - 49.2%
4,778,040	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	5,366,871
32,032,155	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	34,630,445
16,760,229	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	18,108,868
16,642,438	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	17,700,400
8,378,765	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	9,059,065
34,610,173	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	37,407,740
40,785,719	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	43,252,960
11,941,237	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	12,661,779
6,165,617	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	6,561,601
16,369,730	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	17,418,867
16,291,616	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	17,282,703
12,997,506	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	14,960,534
2,619,588	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	3,014,300
12,242,319	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	13,454,870
25,640,315	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	28,369,563
29,264,647	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	32,340,933
52,907,946	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	56,390,959
17,074,416	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	18,194,405
37,057,018	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	39,225,989
43,020,639	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	45,405,638
57,682,288	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	60,848,446
107,335,329	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	113,237,377
58,257,598	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	61,447,922
154,759,239	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	163,417,461
46,161,112	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	48,726,310
243,252,235	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	256,605,184
47,131,251	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	49,751,034
26,268,625	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	27,696,183
30,791,975	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	32,450,014
365,040,510	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	384,645,441
153,549,964	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	161,770,198
63,483,092	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	66,842,966
143,012,004	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	150,603,240
46,997,469	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	49,423,606
53,115,577	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	55,890,851
5,068,964	Federal Home Loan Mortgage Corporation, Pool G08741	3.00%		01/01/2047	5,340,182
3,622,760	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	3,835,947
24,132,126	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	26,234,727
50,319,907	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	55,139,720
141,271,874	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	153,760,856
21,907,596	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	22,943,176
45,181,519	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	48,085,316
47,020,557	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	50,121,703
74,849,624	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	79,801,281
4,491,367	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	5,044,350
6,107,468	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	6,859,513
4,830,369	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	5,424,036
4,211,132	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	4,728,789
26,969,372	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	28,779,435
10,513,845	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	11,301,728
29,774,397	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	31,939,224
20,299,812	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	22,130,982
65,510,551	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	68,970,084
86,989,882	Federal Home Loan Mortgage Corporation, Pool RA3280	2.50%		08/01/2050	91,336,900
34,334,733	Federal Home Loan Mortgage Corporation, Pool RB5011	3.00%		10/01/2039	35,964,372
126,928,158	Federal Home Loan Mortgage Corporation, Pool RB5022	3.00%		11/01/2039	132,993,703
50,957,074	Federal Home Loan Mortgage Corporation, Pool RB5026	2.50%		11/01/2039	53,503,477
149,939,784	Federal Home Loan Mortgage Corporation, Pool RB5076	2.00%		08/01/2040	155,076,263
52,475,540	Federal Home Loan Mortgage Corporation, Pool RE6066	2.00%		10/01/2050	53,784,781
12,716,087	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	13,517,593
42,672,868	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	44,756,205
149,522,693	Federal Home Loan Mortgage Corporation, Pool SD8090	2.00%		09/01/2050	154,644,884
65,000,000	Federal Home Loan Mortgage Corporation, Pool SD8098	2.00%		10/01/2050	67,226,702
340,700,000	Federal Home Loan Mortgage Corporation, Pool SD8104	1.50%		10/01/2050	342,702,406
3,301,596	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	3,508,514
4,272,342	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	4,566,880
15,244,038	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	15,939,832
22,429,872	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	23,417,308
19,783,044	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	20,686,362
1,763,536	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	1,839,574
32,634,181	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	33,670,001
3,073,309	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	3,375,467
18,945,577	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	20,082,745
445,679	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	488,952
2,735,216	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	2,909,024
47,562,235	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	51,722,276
102,691,792	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	110,111,829
28,516,108	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	30,570,289
29,729,539	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	32,399,559
12,056,512	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	13,219,585
165,419,290	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	175,428,914
19,953,542	Federal Home Loan Mortgage Corporation, Pool ZS4750	3.00%		01/01/2048	20,898,877
35,959,827	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	37,837,633
33,934,137	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	34,747,036
21,773,974	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	22,260,653
65,800,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-M2 (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.00	% ^	02/25/2050	64,407,231
821,551	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	940,340
473,119	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	530,738
29,422,893	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	31,010,551
311,597	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	345,835
55,947,793	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	59,871,451
22,026,896	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	23,347,533
2,041,721	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	2,298,637
71,897,743	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	76,357,874
5,238,269	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	6,139,050
15,681,807	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	16,919,190
3,222,263	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	3,681,105
7,449,926	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	8,530,469
4,863,506	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	5,582,819
8,793,503	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	10,122,752
443,193	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	03/15/2035	33,170
3,323,493	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35	% I/F I/O	07/15/2035	687,405
2,331,650	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95	% I/F I/O	09/15/2035	361,213
695,850	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.58	% I/F I/O	10/15/2035	128,966
5,185,507	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	5,972,103
1,073,698	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,150,231
2,673,094	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	3,078,902
666,621	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	762,302
1,801,643	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,072,535
2,952,501	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35	% I/F I/O	08/15/2036	616,470
4,025,406	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	4,638,888
6,378,285	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	7,350,351
3,620,454	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.28	% I/F I/O	01/15/2037	849,210
12,963,488	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	14,079,131
4,166,694	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.93	% I/F I/O	02/15/2037	687,844
1,038,433	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,190,408
3,052,260	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	06/15/2037	541,738
625,496	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	735,994
7,689,918	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90	% I/F I/O	08/15/2037	1,477,632
304,660	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	350,319
815,150	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	915,196
1,582,270	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.03	% I/F I/O	02/15/2038	219,449
1,960,235	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50	% I/F I/O	03/15/2038	243,488
321,891	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50	% I/F I/O	03/15/2038	39,975
466,261	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.88	% I/F I/O	02/15/2037	77,315
436,898	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	5.91	% I/F I/O	06/15/2038	66,714
259,133	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	5.92	% I/F I/O	07/15/2038	38,045
3,081,678	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.70	% I/F I/O	08/15/2038	577,637
3,973,879	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.40	% I/F I/O	02/15/2038	747,795
1,304,413	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.55	% I/O	06/15/2038	1,408,826
77,149	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50	% >	05/15/2039	80,580
4,796,700	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60	% I/F I/O	06/15/2039	1,057,842
504,011	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.00	% I/F I/O	06/15/2039	88,353
209,667	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.65	% I/F I/O	07/15/2039	26,471
5,109,297	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	7.05	% I/F I/O	08/15/2035	1,047,723
1,184,158	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	10/15/2049	213,246
29,976,278	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	31,762,882
1,599,711	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	1,746,671
3,162,790	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.20	% I/F I/O	03/15/2032	528,794
4,455,649	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	5,185,594
6,232,380	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	7,259,854
5,909,243	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	6,728,813
14,198,100	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	16,359,065
762,100	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	05/15/2040	82,174
5,643,063	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90	% I/F I/O	08/15/2032	891,370
1,525,301	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% I/O	12/15/2036	379,317
2,565,100	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.22	% I/F	08/15/2040	3,886,160
3,501,055	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	3,990,583
11,746,196	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90	% I/F I/O	09/15/2040	2,397,813
2,090,287	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.70	% I/F	10/15/2040	2,518,022
13,975,230	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.69	% I/F	11/15/2040	17,071,874
19,519,107	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00	% >	12/15/2040	23,286,837
4,199,879	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	4,541,946
11,672,279	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	12,639,677
25,441,504	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	28,402,579
12,290,803	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	13,550,195
3,157,998	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,433,996
10,650,114	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	11,802,190
8,053,659	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.20	% I/F	01/15/2041	9,509,952
9,174,609	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	9,943,687
2,127,750	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	2,329,050
9,623,691	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	10,427,869
10,245,308	Federal Home Loan Mortgage Corporation, Series 3798-FG (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	0.66%		01/15/2041	10,361,682
419,734	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	9.30	% I/F	12/15/2040	465,055
23,887,274	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50	% >	02/15/2041	27,424,781
3,458,462	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	3,774,243
30,424,679	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	35,359,105
12,790,488	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	13,789,565
10,718,031	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	11,607,081
4,518,948	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	5,155,485
5,276,090	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.32	% I/F I/O	06/15/2040	472,731
6,926,108	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	8,090,250
24,843,340	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	26,961,195
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.74	% I/F	02/15/2041	5,520,636
10,048,939	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	11,356,131
7,998,812	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00	% >	04/15/2041	9,733,502
19,842,661	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	22,681,670
7,346,401	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	8,179,064
32,521,354	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	38,060,511
9,988,147	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	10,829,788
7,894,124	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	8,461,040
3,091,829	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	3,286,065
14,548,177	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	15,461,182
24,150,793	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50	% >	06/15/2041	28,019,895
4,304,113	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.82	% I/F I/O	07/15/2041	696,644
21,663,697	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	24,183,423
26,027,762	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	30,648,081
4,415,366	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	5,073,622
6,246,536	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	6,687,548
25,610,006	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	28,708,420
1,655,395	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	1,751,738
8,606,581	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	9,425,946
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	14.24	% I/F	10/15/2041	4,883,799
20,307,647	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	22,191,414
7,754,916	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	8,482,628
68,018,720	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50	% >	01/15/2042	75,414,205
8,847,416	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	9,606,088
51,687,908	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	56,585,668
33,549,871	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00	% >	03/15/2042	38,459,975
8,051,778	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	8,121,769
3,980,030	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	4,096,158
83,412,300	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00	% >	06/15/2042	95,201,186
83,107,471	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00	% >	07/15/2042	94,832,747
2,608,291	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	2,623,451
45,690,339	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50	% >	08/15/2042	49,966,909
91,048,599	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	101,471,715
27,702,566	Federal Home Loan Mortgage Corporation, Series 4116-AP	1.35%		08/15/2042	27,844,578
4,393,805	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,741,709
29,209,687	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	30,833,541
31,634,861	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	33,915,710
6,724,186	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00	% >	02/15/2043	6,783,796
46,860,664	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50	% >	03/15/2043	53,155,972
119,135,066	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00	% >	01/15/2041	134,891,990
33,784,668	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00	% >	03/15/2043	34,094,223
13,764,058	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	14,441,674
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	14,133,340
124,323,392	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.21	% I/F	06/15/2043	136,960,007
775,843	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	776,412
55,356,313	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	5.24	% I/F	07/15/2043	61,679,205
26,626,906	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00	% >	07/15/2043	30,321,123
24,711,288	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	25,933,446
33,283,633	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00	% >	07/15/2043	37,764,988
17,474,537	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	4.53	% I/F	09/15/2043	19,203,697
23,541,788	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00	% >	09/15/2033	25,585,677
23,761,924	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	26,048,886
23,258,863	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00	% >	08/15/2033	25,476,435
20,543,609	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	20,813,067
20,535,867	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00	% >	05/15/2044	23,696,107
13,631,596	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	13,887,703
19,441,174	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	19,794,918
16,199,201	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00	% >	08/15/2044	18,169,556
51,501,178	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00	% >	08/15/2044	57,707,672
45,786,556	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	47,025,938
3,250,381	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	3,493,526
11,766,528	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	12,118,533
28,151,399	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00	% >	09/15/2044	31,032,694
638,962	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14%, 8.14% Cap)	7.87	% I/F	09/15/2044	653,681
96,471,421	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	99,222,738
142,676,258	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00	% >	09/15/2044	157,970,040
24,485,452	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	25,176,466
37,883,948	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	39,341,661
48,279,440	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	50,993,807
34,626,511	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	36,778,698
20,290,203	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.45	% I/F I/O	07/15/2044	2,921,189
25,410,330	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	26,326,997
27,188,258	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00	% >	02/15/2045	30,508,858
5,752,952	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	5,920,378
10,166,044	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00	% >	02/15/2045	11,427,964
27,988,156	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	28,709,769
29,552,454	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00	% >	02/15/2045	32,720,129
26,097,305	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	26,906,744
28,649,281	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00	% >	08/15/2043	32,429,485
8,843,627	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00	% >	03/15/2045	9,383,600
7,690,724	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00	% >	03/15/2045	8,184,899
9,070,930	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00	% >	04/15/2045	9,696,351
52,929,440	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00	% >	04/15/2045	57,351,165
29,405,244	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00	% >	04/15/2045	31,689,902
85,613,461	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	88,601,474
74,445,651	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	77,127,377
84,913,411	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	89,932,422
31,754,184	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	32,801,507
141,561,401	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	149,102,066
62,712,349	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	65,527,143
17,555,261	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00	% >	06/15/2045	18,462,025
9,583,201	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50	% >	07/15/2045	10,324,068
16,878,603	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	17,190,891
17,604,066	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	18,134,064
31,626,196	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	33,366,535
10,823,257	Federal Home Loan Mortgage Corporation, Series 4510-HB	2.00%		03/15/2040	10,840,557
7,598,261	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	7,647,601
6,271,528	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	6,309,375
95,427,080	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	99,641,979
42,644,706	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	45,262,089
90,514,780	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	94,319,767
86,030,504	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	90,303,949
133,773,683	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	141,505,053
38,682,264	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	41,625,590
92,962,879	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	98,130,444
44,795,518	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	46,274,773
45,701,199	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	47,158,213
23,319,474	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	23,646,455
26,377,743	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	27,474,759
34,924,437	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	36,166,867
53,436,977	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	55,220,693
27,658,204	Federal Home Loan Mortgage Corporation, Series 4763-QA	3.00%		06/15/2043	28,056,294
34,639,138	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	35,517,597
15,903,822	Federal Home Loan Mortgage Corporation, Series 4778-NA	4.50%		06/15/2044	16,182,864
18,576,666	Federal Home Loan Mortgage Corporation, Series 4791-IO	3.00	% I/O	05/15/2048	1,276,269
131,572,730	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	137,302,828
16,730,747	Federal Home Loan Mortgage Corporation, Series 4791-LI	3.00	% I/O	05/15/2048	1,134,885
16,730,747	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00	% P/O	05/15/2048	15,869,614
59,924,729	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00	% P/O	05/15/2048	56,358,045
50,255,981	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	52,993,113
25,888,629	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	27,239,710
26,764,846	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00	% P/O	05/15/2048	26,448,844
28,155,643	Federal Home Loan Mortgage Corporation, Series 4800-MZ	4.00	% >	06/15/2048	30,939,791
27,363,624	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00	% P/O	06/15/2048	25,891,045
17,965,623	Federal Home Loan Mortgage Corporation, Series 4827-KA	4.00%		06/15/2044	18,163,161
4,081,291	Federal Home Loan Mortgage Corporation, Series 4868-Z	4.00	% >	03/15/2049	4,401,810
23,693,608	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	25,356,724
44,953,914	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	52,470,505
95,000,000	Federal Home Loan Mortgage Corporation, Series-1517-A2	1.72%		07/25/2035	98,509,623
125,000,000	Federal National Mortage Association	2.00%		03/25/2050	129,228,516
1,700,000,000	Federal National Mortage Association	2.00%		04/25/2050	1,753,307,257
100,000,000	Federal National Mortage Association	1.50%		10/15/2050	100,625,001
6,528,090	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	7,488,256
4,882,237	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	5,613,913
7,948,437	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	9,139,759
5,567,295	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	6,401,580
2,201,646	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	2,530,445
1,830,375	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	2,107,019
4,479,208	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	5,154,618
184,149	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	211,486
1,056,752	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,215,606
8,958,865	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	10,043,293
11,254,362	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	11,991,475
593,059	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	661,773
141,869	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	163,120
1,221,048	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,460,256
918,400	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,114,204
8,725,031	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	10,028,403
14,536,769	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	16,714,330
12,890,265	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	14,055,089
189,745	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	201,812
917,395	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	982,816
6,502,359	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	6,983,289
2,928,616	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	3,080,528
3,946,301	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	4,145,123
23,822,547	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	25,758,886
21,099,369	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	22,746,385
4,057,061	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	4,380,819
7,996,360	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	8,636,381
13,502,320	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	14,570,950
6,116,131	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	6,424,483
20,529,289	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	21,760,003
6,604,993	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	7,026,853
8,818,690	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	9,348,637
26,025,251	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	27,593,910
13,040,664	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	13,779,573
79,442,922	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	84,566,417
56,918,459	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	60,603,484
43,470,923	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	46,087,124
23,568,305	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	25,068,661
26,309,899	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	27,984,622
11,491,939	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	12,186,351
15,425,100	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	16,354,012
21,530,486	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	22,768,590
9,135,499	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	9,685,580
17,060,942	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	18,015,239
14,596,684	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	15,481,487
44,885,889	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	47,598,663
7,899,044	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	8,369,653
739,458	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	813,965
707,387	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	808,897
492,065	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	558,717
5,653,953	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	6,178,843
571,394	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	611,446
5,369,675	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	5,638,998
1,439,347	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,547,682
4,306,511	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	4,574,402
1,567,056	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	1,642,503
872,268	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	940,363
1,592,582	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	1,672,732
2,897,218	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	3,041,729
2,792,434	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	2,936,033
1,197,624	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,255,947
11,418,560	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	11,977,367
3,649,439	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	3,838,897
1,150,596	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,209,852
18,830,148	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	20,564,777
10,849,251	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	11,301,244
1,682,059	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	1,764,882
21,977,561	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	23,357,739
4,568,890	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	4,796,687
4,696,039	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	4,938,934
4,276,229	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	4,491,256
5,112,649	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	5,377,558
587,197	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	642,985
92,683,672	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	98,604,314
46,305,135	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	49,256,985
1,892,092	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	2,006,518
7,485,259	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	8,405,033
18,471,062	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	19,206,685
26,314,553	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	27,163,911
56,093,960	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	61,828,226
45,779,032	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	48,761,105
15,963,224	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	17,686,976
47,777,645	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	53,628,926
44,553,673	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	48,784,723
17,586,421	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	18,469,572
39,304,614	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	40,936,407
40,621,882	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	42,373,045
11,784,019	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	12,548,096
14,301,949	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	15,248,825
16,270,335	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	18,184,918
15,169,390	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	16,895,691
13,450,718	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	14,891,032
5,226,577	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	5,753,673
5,134,476	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	5,679,161
22,795,560	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	24,128,872
11,389,186	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	12,062,668
19,408,580	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	20,548,820
87,160,156	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	91,908,446
26,060,092	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	27,456,410
18,254,012	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	19,335,747
26,547,593	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	27,939,703
20,957,847	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	22,963,220
22,050,245	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	23,211,443
178,555,530	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	188,079,498
78,337,689	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	82,547,221
28,001,930	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	29,478,450
24,078,289	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	25,342,599
33,073,540	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	34,815,697
17,388,223	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	18,301,083
19,303,529	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	20,320,137
36,740,780	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	38,024,491
46,902,976	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	49,514,012
12,477,881	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	12,917,448
6,373,844	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	6,594,116
10,484,049	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	10,879,102
16,364,634	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	17,934,774
37,579,810	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	39,535,008
1,568,718	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	1,709,833
5,886,925	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	6,492,598
1,264,790	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	1,394,819
85,150	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	91,704
149,521	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	160,983
1,869,614	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	2,010,913
497	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	498
22,702	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	22,728
407,894	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	438,819
10,255,360	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	11,031,895
3,887,510	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	4,090,138
78,333,156	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	83,305,977
33,108,069	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	35,207,825
40,462,468	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	43,709,837
20,004,681	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	21,618,046
5,706,788	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	5,947,984
27,452,238	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	29,394,762
3,656,933	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	3,811,589
58,167,529	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	63,067,894
8,212,432	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	8,564,799
5,921,982	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	6,222,376
35,717,699	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	38,609,269
84,077,011	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	87,713,939
94,552,225	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	98,593,943
24,122,146	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	26,064,333
24,419,698	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	25,443,717
4,623,204	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	4,998,595
51,705,586	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	53,873,662
31,049,560	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	32,693,469
3,559,567	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	3,711,671
17,324,619	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	18,372,055
68,104,261	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	71,682,100
41,594,560	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	43,966,188
72,159,313	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	76,254,105
9,133,539	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	9,685,255
47,718,531	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	50,696,363
16,467,963	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	17,156,819
13,036,647	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	13,582,914
28,359,210	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	30,460,934
46,640,330	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	48,570,533
52,158,626	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	53,969,142
54,723,483	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	56,622,352
64,025,826	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	66,633,939
32,121,675	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	33,793,295
5,305,101	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	5,782,004
22,945,297	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	24,428,115
37,923,598	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	40,846,354
26,769,638	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	30,345,490
30,893,412	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	34,911,223
7,887,000	Federal National Mortgage Association, Pool AN0091	3.46%		10/01/2030	8,759,947
14,498,113	Federal National Mortgage Association, Pool AN1210	2.85%		05/01/2031	16,278,811
14,000,000	Federal National Mortgage Association, Pool AN4764	3.40%		02/01/2029	15,944,180
5,132,988	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	5,949,260
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	254,502,124
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	6,537,025
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	11,659,539
12,000,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	13,886,284
49,749,796	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	51,397,902
92,677,455	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	95,986,447
48,505,385	Federal National Mortgage Association, Pool AS8056	3.00%		10/01/2046	51,010,957
62,164,701	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	65,156,746
41,641,720	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	43,682,945
39,271,716	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	41,132,283
58,672,407	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	60,561,950
14,545,112	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	15,409,779
13,347,541	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	14,376,083
115,758,757	Federal National Mortgage Association, Pool BF0314	3.00%		01/01/2053	122,628,809
99,387,026	Federal National Mortgage Association, Pool BF0353	3.00%		05/01/2053	105,285,912
56,115,868	Federal National Mortgage Association, Pool BF0391	3.00%		09/01/2053	59,446,328
63,578,000	Federal National Mortgage Association, Pool BL1276	3.79%		01/01/2029	73,568,683
33,500,000	Federal National Mortgage Association, Pool BL1300	4.20%		01/01/2029	39,578,153
20,000,000	Federal National Mortgage Association, Pool BL1752	3.68%		03/01/2029	23,004,419
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	5,838,732
8,250,000	Federal National Mortgage Association, Pool BL2998	2.97%		07/01/2029	9,254,736
41,755,800	Federal National Mortgage Association, Pool BL3480	2.75%		08/01/2029	46,810,237
30,826,135	Federal National Mortgage Association, Pool BL3647	2.69%		08/01/2030	34,430,246
50,173,000	Federal National Mortgage Association, Pool BL4008	2.37%		10/01/2031	54,753,262
27,690,000	Federal National Mortgage Association, Pool BL4098	2.27%		09/01/2029	30,197,787
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	14,183,259
25,800,000	Federal National Mortgage Association, Pool BL4214	2.37%		10/01/2031	28,155,266
3,206,000	Federal National Mortgage Association, Pool BL4339	2.29%		10/01/2031	3,501,424
6,496,000	Federal National Mortgage Association, Pool BL4354	2.37%		10/01/2031	7,150,967
107,000,000	Federal National Mortgage Association, Pool BL4468	2.41%		10/01/2029	117,535,987
24,380,000	Federal National Mortgage Association, Pool BL4656	2.29%		10/01/2029	26,622,251
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	73,153,160
75,725,000	Federal National Mortgage Association, Pool BL4881	2.31%		12/01/2029	82,863,839
73,850,000	Federal National Mortgage Association, Pool BL4937	2.32%		12/01/2029	80,900,621
34,160,000	Federal National Mortgage Association, Pool BL4938	2.32%		12/01/2029	37,421,330
14,220,000	Federal National Mortgage Association, Pool BL4939	2.32%		12/01/2029	15,577,615
65,121,000	Federal National Mortgage Association, Pool BL4969	2.35%		11/01/2029	71,515,572
21,686,000	Federal National Mortgage Association, Pool BL5111	2.41%		01/01/2030	23,828,447
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	18,530,940
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	33,356,831
46,800,000	Federal National Mortgage Association, Pool BL5400	2.54%		02/01/2030	51,869,551
103,889,000	Federal National Mortgage Association, Pool BL5401	2.54%		02/01/2030	115,142,645
24,557,000	Federal National Mortgage Association, Pool BL5833	2.60%		03/01/2030	27,410,685
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	9,026,567
22,828,000	Federal National Mortgage Association, Pool BL5870	2.30%		02/01/2032	24,745,476
60,000,000	Federal National Mortgage Association, Pool BL5953	2.15%		03/01/2030	64,892,779
20,570,000	Federal National Mortgage Association, Pool BL6297	2.08%		05/01/2030	22,162,385
6,872,088	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	7,375,099
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	30,697,347
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	37,667,884
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	3,797,334
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	20,745,687
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	40,179,668
49,000,000	Federal National Mortgage Association, Pool BL8177	1.10%		09/01/2030	49,050,001
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	32,056,497
79,396,991	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	85,172,296
43,634,207	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	45,895,754
66,421,459	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	69,853,897
15,900,910	Federal National Mortgage Association, Pool BM5834	3.00%		04/01/2048	16,408,613
26,051,640	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	27,575,145
12,488,843	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	13,546,713
9,130,253	Federal National Mortgage Association, Pool CA4413	3.00%		10/01/2049	9,566,585
115,344,052	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	121,232,460
77,782,344	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	81,467,420
60,409,985	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	62,876,479
58,009,970	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	59,839,539
21,112,385	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	21,779,639
66,430,827	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	68,528,649
6,274,704	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	6,476,759
103,692,358	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	109,030,370
38,239,041	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	40,206,687
10,593,633	Federal National Mortgage Association, Pool MA3830	2.50%		11/01/2039	11,123,014
66,728,055	Federal National Mortgage Association, Pool MA4074	2.00%		07/01/2035	69,391,786
86,403,329	Federal National Mortgage Association, Pool MA4077	2.00%		07/01/2050	89,363,243
98,272,373	Federal National Mortgage Association, Pool MA4094	2.50%		08/01/2040	103,183,194
35,188,509	Federal National Mortgage Association, Pool MA4097	3.00%		08/01/2050	37,016,909
181,929,107	Federal National Mortgage Association, Pool MA4100	2.00%		08/01/2050	188,161,443
49,868,628	Federal National Mortgage Association, Pool MA4119	2.00%		09/01/2050	51,576,975
161,715,602	Federal National Mortgage Association, Pool MA4123	2.00%		09/01/2035	168,183,243
20,000,000	Federal National Mortgage Association, Pool MA4152	2.00%		10/01/2040	20,693,044
100,000,000	Federal National Mortgage Association, Pool MA4157	1.50%		10/01/2050	101,620,127
100,000,000	Federal National Mortgage Association, Pool MA4158	2.00%		10/01/2050	103,425,695
150,000,000	Federal National Mortgage Association, Pool MA4159	2.50%		10/01/2050	157,513,279
169,957,059	Federal National Mortgage Association, Pool MA4165	2.00%		10/01/2050	174,197,299
100,000,000	Federal National Mortgage Association, Pool MA4176	2.00%		10/01/2040	103,465,215
148,100,000	Federal National Mortgage Association, Pool MA4178	1.50%		10/01/2035	151,610,277
200,000,000	Federal National Mortgage Association, Pool MA4181	1.50%		10/01/2050	203,579,814
57,607,682	Federal National Mortgage Association, Pool SD8079	2.00%		07/01/2050	59,696,928
49,582,056	Federal National Mortgage Association, Pool SD8097	2.00%		08/01/2050	51,280,586
234,007,705	Federal National Mortgage Association, Pool TB5071	2.00%		09/01/2040	242,116,641
574,250	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	657,397
810,778	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	910,915
11,821,982	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	13,640,338
2,224,264	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	2,542,160
1,157,843	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,326,819
8,520,353	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	9,815,117
8,168,298	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2043	9,395,642
2,071,848	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	03/25/2034	233,257
2,221,754	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	7.55	% I/F I/O	07/25/2034	470,943
3,417,813	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	3,933,264
140,565	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	149,023
517,518	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	568,768
3,965,840	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.52	% I/F I/O	10/25/2035	797,065
3,444,912	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.43	% I/F I/O	10/25/2036	785,653
1,408,110	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	6.17	% I/F I/O	01/25/2037	301,413
729,302	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	846,189
5,771,542	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60	% I/F I/O	07/25/2036	934,719
821,526	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.45	% I/F I/O	10/25/2036	116,766
7,999,010	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	9,164,967
828,982	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	05/25/2037	128,595
5,154,628	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	6.66	% I/F I/O	03/25/2037	1,074,039
2,634,325	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.29	% I/F I/O	04/25/2037	593,679
357,641	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	5.96	% I/F I/O	04/25/2037	57,661
2,633,257	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95	% I/F I/O	04/25/2037	476,261
2,240,548	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.47	% I/F I/O	10/25/2036	452,093
3,372,488	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	3,938,938
1,776,211	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	1,929,534
2,772,163	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	5.72	% I/F I/O	08/25/2037	579,088
792,427	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	03/25/2037	159,710
484,456	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	557,551
3,248,668	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	3,571,785
6,259,317	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	7,254,218
611,414	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	06/25/2037	88,437
900,746	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.00	% I/F I/O	07/25/2038	100,121
611,242	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	02/25/2037	95,313
1,055,994	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	02/25/2038	202,437
660,272	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	07/25/2038	94,789
566,711	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	07/25/2038	80,225
1,521,325	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	08/25/2038	312,224
532,367	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	605,429
4,185,803	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	4,539,597
688,476	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	01/25/2040	109,841
450,535	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	494,555
1,553,540	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	06/25/2039	256,349
973,201	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85	% I/F I/O	06/25/2039	127,740
633,850	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95	% I/F I/O	07/25/2039	90,361
415,421	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.80	% I/F I/O	07/25/2039	73,523
4,182,875	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60	% I/F I/O	07/25/2039	774,956
496,515	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	546,503
1,297,235	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	1,446,706
612,197	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.65	% I/F I/O	09/25/2039	92,045
3,044,119	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	3,240,203
2,367,611	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	2,582,490
9,558,514	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	7.08	% I/F I/O	01/25/2036	2,112,754
13,040,779	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60	% I/F I/O	10/25/2039	3,225,768
954,844	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.57	% I/F I/O	04/25/2037	149,483
923,865	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	989,442
11,948,674	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	4.33	% I/F I/O	09/25/2040	1,763,125
5,381,763	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	6,115,485
14,234,074	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	15,135,099
3,485,966	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.20	% I/F I/O	02/25/2040	707,968
1,399,880	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	1,516,597
919,313	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.80	% I/F I/O	10/25/2050	121,860
2,557,881	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	2,844,730
749,154	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.35	% I/F I/O	10/25/2040	65,307
2,022,290	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	2,155,874
18,384,633	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.35	% I/F I/O	10/25/2040	2,465,357
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	53.29	% I/F	11/25/2040	1,031,898
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.53	% I/F	11/25/2040	318,250
3,647,834	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	4,004,832
2,467,565	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	2,628,527
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.53	% I/F	12/25/2040	136,981
8,163,815	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	8,941,535
6,538,858	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	01/25/2026	639,079
8,924,918	Federal National Mortgage Association, Series 2010-150-FD (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	0.66%		01/25/2041	9,008,542
19,875,008	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	22,134,733
7,164,356	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30	% I/F I/O	03/25/2040	1,214,050
2,266,440	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	2,626,473
1,035,508	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.80	% I/F I/O	03/25/2040	111,780
398,342	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	12/25/2049	30,799
1,772,634	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	02/25/2050	359,131
1,296,072	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	04/25/2040	137,346
3,748,480	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	3,933,025
2,218,038	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.78	% I/F I/O	04/25/2040	259,121
509,095	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	04/25/2040	60,726
493,325	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	04/25/2040	77,432
883,568	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.80	% I/F I/O	05/25/2040	106,668
6,129,149	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	6,515,927
1,819,170	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	6.08	% I/F I/O	02/25/2040	334,357
697,334	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	12.09	% I/F	06/25/2040	903,566
5,276,631	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.62	% I/F I/O	06/25/2040	1,181,798
948,256	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	03/25/2039	13,354
5,528,159	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85	% I/F I/O	01/25/2040	911,869
592,046	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	676,487
454,820	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	487,399
5,717,604	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	6,600,841
12,843,815	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		06/25/2040	12,976,682
17,598,965	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	19,761,695
4,277,345	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	4,551,943
16,383,623	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	18,474,989
2,527,072	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	2,753,650
5,054,133	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	5,507,288
6,517,246	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	6,946,346
474,746	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.70	% I/F I/O	08/25/2040	68,094
1,494,607	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	1,616,259
7,795,069	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.22	% I/F	09/25/2040	13,935,435
1,110,288	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	5.15	% I/F I/O	02/25/2040	166,824
33,486,178	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	36,715,190
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	9.79	% I/F	11/25/2041	752,701
5,651,180	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	6,226,429
8,612,825	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	9,980,915
3,366,865	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	3,756,101
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	35,818,422
20,707,610	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	22,435,387
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	41,871,455
680,636	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.32	% I/F I/O	03/25/2041	114,805
5,664,545	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	5,907,046
4,222,896	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	8.69	% I/F	04/25/2041	4,880,096
41,255,245	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	44,339,236
8,083,040	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	8,934,597
19,990,722	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	21,390,351
3,652,539	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	3,851,126
9,074,379	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	10,350,180
8,003,059	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	8,799,824
5,175,404	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	5,397,145
9,989,057	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	11,060,442
2,737,403	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	2,961,421
5,731,663	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	6,208,340
21,809,718	Federal National Mortgage Association, Series 2011-45-ZA	4.00	% >	05/25/2031	23,846,211
7,256,249	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	7,700,707
312,635	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20%, 9.20% Cap)	8.90	% I/F	06/25/2041	319,420
18,270,488	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		06/25/2041	18,402,167
1,165,261	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,305,486
8,926,278	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	9,311,449
12,478,648	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	13,983,223
18,631,917	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	20,394,224
29,963,345	Federal National Mortgage Association, Series 2011-99-CZ	4.50	% >	10/25/2041	34,563,288
65,081,044	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	74,676,606
13,664,240	Federal National Mortgage Association, Series 2012-104-Z	3.50	% >	09/25/2042	15,370,441
7,166,181	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	7,620,766
27,971,749	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	31,673,659
3,509,717	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	3,520,860
34,017,093	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	34,354,563
40,176,153	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	43,231,497
45,768,777	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	49,252,587
26,151,982	Federal National Mortgage Association, Series 2012-132-KH	1.75%		12/25/2032	27,153,436
25,597,099	Federal National Mortgage Association, Series 2012-144-PT	4.18	% #	11/25/2049	28,465,812
11,453,678	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	12,710,578
27,367,765	Federal National Mortgage Association, Series 2012-15-PZ	4.00	% >	03/25/2042	32,272,949
20,247,465	Federal National Mortgage Association, Series 2012-20-ZT	3.50	% >	03/25/2042	22,284,044
63,186,905	Federal National Mortgage Association, Series 2012-30-DZ	4.00	% >	04/25/2042	70,815,093
48,352,693	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	53,641,733
2,864,105	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	2,874,400
18,069,486	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		07/25/2042	18,203,959
37,326,283	Federal National Mortgage Association, Series 2012-74-Z	4.00	% >	07/25/2042	42,427,726
4,646,938	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	4,716,220
26,883,047	Federal National Mortgage Association, Series 2012-86-ZC	3.50	% >	08/25/2042	30,809,768
37,455,127	Federal National Mortgage Association, Series 2012-96-VZ	3.50	% >	09/25/2042	41,806,417
18,159,744	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	20,522,719
33,561,565	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	36,533,432
17,849,898	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	19,101,844
27,472,390	Federal National Mortgage Association, Series 2013-130-ZE	3.00	% >	01/25/2044	29,617,904
24,683,775	Federal National Mortgage Association, Series 2013-133-ZT	3.00	% >	01/25/2039	26,916,901
13,145,697	Federal National Mortgage Association, Series 2013-36-Z	3.00	% >	04/25/2043	14,498,613
16,663,734	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	17,886,907
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.22	% I/F	04/25/2043	19,793,513
2,772,426	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	2,831,334
5,594,608	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.78	% I/F	06/25/2043	5,838,890
90,710,023	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	95,248,699
16,918,491	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90	% I/F I/O	12/25/2042	2,376,136
16,057,186	Federal National Mortgage Association, Series 2013-8-Z	3.00%		02/25/2043	16,458,296
25,174,047	Federal National Mortgage Association, Series 2014-12-GZ	3.50	% >	03/25/2044	28,378,491
26,730,336	Federal National Mortgage Association, Series 2014-21-GZ	3.00	% >	04/25/2044	28,661,047
31,195,193	Federal National Mortgage Association, Series 2014-37-ZY	2.50	% >	07/25/2044	33,144,188
50,649,818	Federal National Mortgage Association, Series 2014-39-ZA	3.00	% >	07/25/2044	52,893,574
7,696,585	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	7,855,393
22,589,657	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	23,008,114
60,705,634	Federal National Mortgage Association, Series 2014-60-EZ	3.00	% >	10/25/2044	67,862,786
42,851,254	Federal National Mortgage Association, Series 2014-61-ZV	3.00	% >	10/25/2044	47,755,966
36,136,473	Federal National Mortgage Association, Series 2014-64-NZ	3.00	% >	10/25/2044	38,570,427
52,722,078	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	54,104,894
12,724,313	Federal National Mortgage Association, Series 2014-67-DZ	3.00	% >	10/25/2044	14,052,828
49,901,092	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	51,308,488
40,677,593	Federal National Mortgage Association, Series 2014-68-MZ	3.00	% >	11/25/2044	43,747,397
28,347,735	Federal National Mortgage Association, Series 2014-6-Z	2.50	% >	02/25/2044	30,327,750
20,661,941	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	21,185,604
22,962,928	Federal National Mortgage Association, Series 2014-77-VZ	3.00	% >	11/25/2044	25,369,117
13,414,205	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	13,857,555
29,490,428	Federal National Mortgage Association, Series 2014-84-KZ	3.00	% >	12/25/2044	33,002,314
58,439,529	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	60,151,620
125,709,468	Federal National Mortgage Association, Series 2014-M11-1A	3.22	% #	08/25/2024	135,261,765
19,892,585	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	20,919,056
56,642,168	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	58,802,075
12,963,245	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	13,530,689
42,423,878	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	44,495,202
3,811,697	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	3,851,160
32,087,852	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	32,872,974
106,568,151	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	110,966,623
30,397,702	Federal National Mortgage Association, Series 2015-8-AP	2.00%		03/25/2045	31,273,250
10,946,115	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	11,625,926
45,240,000	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	48,692,201
28,358,775	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	29,698,532
69,613,736	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	74,871,112
70,573,287	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	73,864,302
49,910,125	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	50,846,908
25,865,371	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	26,699,886
66,287,068	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	68,621,673
36,099,379	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	36,799,541
28,353,339	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	28,756,212
10,600,312	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	10,722,154
6,105,930	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	6,165,120
10,275,218	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	10,542,136
15,835,207	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	16,131,592
36,539,603	Federal National Mortgage Association, Series 2018-21-IO	3.00	% I/O	04/25/2048	2,773,374
60,351,153	Federal National Mortgage Association, Series 2018-21-PO	0.00	% P/O	04/25/2048	56,379,612
3,179,591	Federal National Mortgage Association, Series 2018-23-CG	2.75%		12/25/2043	3,208,027
92,486,380	Federal National Mortgage Association, Series 2018-27-AO	0.00	% P/O	05/25/2048	89,478,556
32,952,526	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	34,367,613
40,286,741	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	42,665,826
16,085,636	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	16,859,358
121,195,270	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	127,494,007
42,725,061	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	45,367,837
133,632,503	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	141,898,395
25,306,763	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	26,627,371
67,155,854	Federal National Mortgage Association, Series 2018-85-PO	0.00	% P/O	12/25/2048	62,449,659
50,616,852	Federal National Mortgage Association, Series 2019-12-BA	3.00%		04/25/2049	53,015,048
18,696,168	Federal National Mortgage Association, Series 2019-64-D	2.50%		11/25/2049	19,564,971
255,759,610	Federal National Mortgage Association, Series 2019-M24-2XA	1.15	% # I/O	03/25/2031	25,375,497
10,000,000	Federal National Mortgage Association, Series 2020-2-MB	2.00%		11/25/2059	10,041,021
26,204,280	Federal National Mortgage Association, Series 2020-2-MT	2.00%		11/25/2059	27,001,954
6,259,770	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30	% I/F I/O	11/25/2039	1,122,932
67,839,108	Federal National Mortgage Association, Series 412-A3	3.00%		08/01/2042	71,981,102
2,050,929	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	2,127,633
9,156,566	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.94	% I/F I/O	08/20/2033	1,708,857
3,781,534	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	4,248,012
2,032,710	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	2,328,030
4,110,737	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.92	% I/F I/O	10/20/2034	734,700
995,132	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,133,427
11,021,967	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	12,480,355
783,360	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	38.82	% I/F	05/20/2036	1,477,176
4,663,470	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	4.53	% I/F I/O	04/20/2037	504,824
3,601,478	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35	% I/F I/O	01/16/2038	798,095
6,369,654	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	7.54	% I/F I/O	05/16/2038	1,721,193
2,540,803	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	6.18	% I/F I/O	05/20/2038	327,843
2,839,195	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.09	% I/F I/O	06/20/2038	610,046
2,087,076	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	06/16/2038	438,797
913,220	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.89	% I/F I/O	09/20/2038	117,282
1,925,424	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.41	% I/F I/O	11/16/2036	335,530
6,966,006	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	7,755,127
4,453,792	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.50	% I/F I/O	02/16/2039	861,370
1,361,132	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.94	% I/F I/O	09/20/2038	187,487
3,884,033	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	4,319,682
22,372,124	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	25,167,942
8,117	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% >	06/16/2039	10,087
2,310,120	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	2,578,257
455,397	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	494,495
1,938,773	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.05	% I/F I/O	04/16/2039	269,536
3,233,272	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	3,597,121
2,257,429	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	6.58	% I/F I/O	03/20/2037	218,321
16,750,398	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.89	% I/F I/O	03/20/2040	2,251,011
5,171,969	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.60	% I/F I/O	01/16/2040	1,044,723
4,127,302	Government National Mortgage Association, Series 2010-25-ZB	4.50	% >	02/16/2040	4,657,685
45,008,769	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.09	% I/F I/O	02/20/2040	8,891,860
3,840,566	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	4,399,438
3,765,032	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	5.52	% I/F I/O	04/20/2040	696,440
1,168,681	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.39	% I/F I/O	09/20/2039	205,642
11,520,765	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.59	% I/F I/O	05/20/2040	2,107,269
9,950,635	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	11,591,055
5,976,278	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.19	% I/F	12/20/2040	6,736,161
5,983,738	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.19	% I/F	12/20/2040	6,704,777
2,596,065	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	2,909,019
1,763,434	Government National Mortgage Association, Series 2011-69-OC	0.00	% P/O	05/20/2041	1,718,722
16,506,069	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	5.19	% I/F I/O	05/20/2041	2,807,971
15,814,438	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	17,712,082
6,079,019	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	5.22	% I/F I/O	05/20/2041	1,042,230
4,808,509	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.99	% I/F I/O	05/20/2041	1,052,942
1,191,088	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.04	% I/F I/O	01/20/2041	29,276
2,986,357	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	3,008,777
16,124,650	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.99	% I/F I/O	08/20/2043	3,290,432
19,641,007	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.05	% I/F I/O	09/16/2043	3,826,447
20,121,478	Government National Mortgage Association, Series 2013-182-WZ	2.50	% >	12/20/2043	20,880,331
62,025,501	Government National Mortgage Association, Series 2013-182-ZW	2.50	% >	12/20/2043	64,364,706
11,277,010	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	02/16/2043	1,711,032
11,051,841	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.09	% I/F I/O	02/20/2043	2,218,654
22,851,490	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	23,960,363
20,720,194	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.44	% I/F I/O	11/20/2044	3,411,943
21,542,053	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.44	% I/F I/O	11/20/2044	3,910,678
34,129,928	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.39	% I/F I/O	02/20/2044	6,369,051
19,584,008	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.04	% I/F I/O	03/20/2044	4,062,029
19,100,917	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10	% I/F I/O	04/16/2044	4,140,057
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	9,118,576
219,524,446	Government National Mortgage Association, Series 2020-140-ES	6.15	% ±	09/20/2050	58,516,985

Total US Government and Agency Mortgage Backed Obligations (Cost $24,363,955,268)					25,688,545,479

US Government and Agency Obligations - 5.0%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	82,957,976
300,000,000	United States Treasury Notes	1.50%		02/15/2030	323,625,000
600,000,000	United States Treasury Notes	1.13%		05/15/2040	590,718,750
275,000,000	United States Treasury Notes	2.00%		02/15/2050	312,082,100
1,400,000,000	United States Treasury Notes	1.25%		05/15/2050	1,327,046,868

Total US Government and Agency Obligations (Cost $2,656,684,199)					2,636,430,694

Affiliated Mutual Funds - 0.0%
2,213,946	Doubleline Income Fund (Class I)				19,571,282

Total Affiliated Mutual Funds (Cost $21,976,350)					19,571,282

Short Term Investments - 8.2%
1,423,615,840	First American Government Obligations Fund - Class U	0.07	% ♦		1,423,615,840
1,423,594,628	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07	% ♦		1,423,594,628
1,423,594,629	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02	% ♦		1,423,594,629

Total Short Term Investments (Cost $4,270,805,097)					4,270,805,097

Total Investments - 106.6% (Cost $55,213,217,403)					55,691,706,782
Liabilities in Excess of Other Assets - (6.6)%					(3,452,564,812)

NET ASSETS - 100.0%					$52,239,141,970

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	49.2%
Non-Agency Residential Collateralized Mortgage Obligations	27.8%
Non-Agency Commercial Mortgage Backed Obligations	8.8%
Short Term Investments	8.2%
US Government and Agency Obligations	5.0%
Asset Backed Obligations	4.0%
Collateralized Loan Obligations	3.6%
Affiliated Mutual Funds	0.0	% ~
Other Assets and Liabilities	(6.6)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.
I/O	Interest only security
§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.
±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.
Þ	Value determined using significant unobservable inputs.
P/O	Principal only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2020.
♦	Seven-day yield as of September 30, 2020
>	This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.
~	Represents less than 0.05% of net assets

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Income Fund (Class I)	$56,624,814	$—	$(40,650,000)	2,213,946	$19,571,282	$11,029,760	$586,751	$(7,433,292)

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2020 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.7%
6,039,464	AASET Ltd., Series 2019-2-A	3.38%	^	10/16/2039	5,673,286
5,068,259	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.50%		08/15/2041	4,758,147
3,682,993	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	3,420,163
3,927,917	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	3,681,774
6,650,117	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97%	^	04/15/2039	6,149,304
7,374,421	CLI Funding LLC, Series 2019-1A-A	3.71%	^	05/18/2044	7,528,637
6,500,000	CLI Funding LLC, Series 2020-1A-A	2.08%	^	09/18/2045	6,493,857
1,788,742	CLUB Credit Trust, Series 2018-P3-A	3.82%	^	01/15/2026	1,803,106
8,348,346	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	1.35%	^	12/26/2047	8,004,407
1,485,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	^	05/20/2049	1,539,546
5,300,000	Element Rail Leasing LLC, Series 2014-1A-A2	3.67%	^	04/19/2044	5,336,186
3,689,433	GAIA Aviation Ltd., Series 2019-1-A	3.97%	^§	12/15/2044	3,325,574
5,000,000	Global SC Finance SRL, Series 2020-1A-A	2.17%	^	10/17/2040	5,008,712
4,180,918	GLS Auto Receivables Trust, Series 2018-2A-B	3.71%	^	03/15/2023	4,231,534
7,694,847	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	7,173,190
8,449,451	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	9,010,538
3,067,029	HERO Funding Trust, Series 2016-1A-A	4.05%	^	09/20/2041	3,187,104
13,690,723	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43%	^	11/15/2039	12,475,452
4,850,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	4,934,469
2,683,991	JOL Air Ltd., Series 2019-1-A	3.97%	^	04/15/2044	2,549,880
16,200,325	MACH 1 Cayman Ltd., Series 2019-1-A	3.47%	^	10/15/2039	14,481,487
1,807,685	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	^	06/22/2043	1,914,656
3,000,000	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28%	^	09/20/2040	3,079,571
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	^	02/18/2042	7,645,776
8,556,806	NP SPE LLC, Series 2016-1A-A1	4.16%	^	04/20/2046	8,968,138
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24%	^	09/20/2049	5,025,999
4,679,367	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	^	06/15/2044	4,341,653
19,850,000	Primose Funding LLC, Series 2019-1A-A2	4.48%	^	07/30/2049	20,662,695
4,582,860	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23%	^	03/15/2040	4,095,739
6,000,000	SBA Tower Trust	3.17%	^	04/15/2047	6,077,911
2,481,266	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88%	^	10/25/2049	2,630,626
5,164,880	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	4,816,344
46,832	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	46,915
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73%	# ^	01/26/2026	505,395
32,607	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	32,669
1,736,758	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	1,753,574
1,991,823	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	2,017,438
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70%	# ^	05/25/2040	5,223,956
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21%	# ^	07/25/2040	2,027,149
239,523	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	245,556
3,000,000	Stack Infrastructure Issuer LLC, Series 2019-2A-A2	3.08%	^	10/25/2044	3,079,480
2,638,613	START Ireland, Series 2019-1-A	4.09%	^	03/15/2044	2,482,853
3,633,252	Start Ltd., Series 2018-1-A	4.09%	^	05/15/2043	3,344,176
594,815	Start Ltd., Series 2019-2-A	3.54%	^	11/15/2044	542,837
4,651,970	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	^	07/20/2048	5,027,597
5,472,489	Sunnova Sol LLC, Series 2020-1A-A	3.35%	^	02/01/2055	5,541,806
4,914,406	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61%	^	01/30/2055	5,168,642
14,737,500	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32%	^	11/25/2048	15,124,212
7,000,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05%	^	09/20/2045	7,023,900
223,333	Textainer Marine Containers Ltd., Series 2019-1A-A	3.96%	^	04/20/2044	223,356
3,250,000	Upstart Securitization Trust, Series 2019-2-A	2.31%	^	11/20/2030	3,251,891
3,077,299	USQ Rail LLC, Series 2018-1-A1	3.78%	^	04/25/2048	3,149,378
12,664,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	13,131,590
8,000,000	Vantage Data Centers Issuer LLC, Series 2020-2A-A2	1.99%	^	09/15/2045	8,023,672
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41%	^	02/15/2048	5,146,708
2,500,000	VB-S1 Issuer LLC, Series 2020-1A-C2	3.03%	^	06/15/2050	2,613,974
17,050,000	Vivint Colar Financing LLC, Series 2020-1A-A	2.21%	^	07/31/2051	17,178,762
12,776,241	Wave LLC, Series 2019-1-A	3.60%	^	09/15/2044	11,718,828

Total Asset Backed Obligations (Cost $317,254,248)					313,651,775

Bank Loans - 3.5%
1,271,796	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	1,222,247
2,121,499	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.91%		02/27/2025	2,080,734
1,571,420	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.19%		10/13/2025	1,547,848
1,928,525	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.65%		02/16/2027	1,867,911
439,691	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		07/31/2026	440,058
2,717,335	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.19%		10/18/2025	2,642,608
1,657,720	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		04/28/2022	1,656,170
1,561,291	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,374,912
1,626,438	Aldevron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/13/2026	1,629,821
2,497,165	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.07%		08/01/2025	2,462,829
2,496,534	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		04/04/2024	2,441,149
1,759,223	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		05/09/2025	1,730,820
2,699,600	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		07/10/2026	2,675,736
1,308,354	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	1,226,909
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	425,025
2,151,970	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/30/2024	2,083,817
329,175	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/22/2027	326,022
335,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		10/11/2021	247,238
437,806	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		12/14/2023	361,886
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
805,345	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	692,021
97,061	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	83,403
2,714,524	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/19/2024	2,703,354
1,645,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		03/11/2025	1,579,200
726,350	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		01/15/2027	697,147
653,175	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	565,160
2,521,444	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	2,494,653
1,215,000	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%		09/07/2027	1,215,255
2,539,570	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		02/12/2027	2,470,634
3,167,615	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		11/03/2023	3,126,373
1,479,634	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%		07/14/2025	1,485,028
	Athenahealth, Inc., Senior Secured First Lien Term Loan
1,412	(1 Month LIBOR USD + 4.50%)	5.31%		02/11/2026	1,396
1,286,634	(1 Month LIBOR USD + 4.50%)	4.75%		02/11/2026	1,272,159
1,115,321	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/25/2025	1,035,392
657,532	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		09/16/2024	649,861
843,321	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		12/16/2024	840,294
1,047,606	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		12/15/2027	1,025,019
1,285,127	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		07/27/2026	1,240,957
1,738,915	Bass Pro Group LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		12/15/2023	1,726,969
1,340,000	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		11/27/2025	1,311,244
1,018,632	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		06/02/2025	1,000,383
871,063	BellRing Brands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/10/2024	874,150
235,867	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		10/03/2022	234,153
2,305,813	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	2,244,144
1,444,607	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/02/2024	1,422,114
1,874,153	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		06/16/2025	1,773,708
1,637,712	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.73%		09/30/2024	1,605,776
1,848,057	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		10/02/2025	1,798,705
1,748,808	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		07/30/2024	1,633,632
1,649,160	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/21/2025	1,259,843
1,131,521	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%		06/30/2024	554,151
1,168,623	Brookfield WEC Holdings Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/01/2025	1,141,908
1,830,800	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		11/30/2026	1,800,290
830,000	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan	3.48%	±	09/29/2027	826,543
2,578,486	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		12/23/2024	2,423,029
1,020,000	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.73%		07/21/2025	990,109
217,800	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		08/12/2026	211,984
3,205,653	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		04/06/2026	3,127,291
530,000	Camelot Finance SA, Senior Secured First Lien Term Loan	4.00%	±	10/31/2026	528,344
2,507,322	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		11/30/2026	2,464,622
2,320,334	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		11/01/2024	2,318,884
618,450	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	628,586
2,575,019	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.97%		01/29/2027	2,482,602
955,816	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		05/18/2026	953,427
1,756,840	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	1,473,865
2,566,297	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/15/2027	2,471,215
	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan
71,161	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	69,777
2,603,258	(3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	2,552,625
964,129	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/16/2024	943,844
2,519,016	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	2,481,458
2,289,353	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		03/31/2025	2,209,225
798,697	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	799,699
316,800	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		08/07/2026	289,536
1,006,224	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.06%		08/16/2024	864,543
2,126,439	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	2,095,074
666,650	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/23/2026	647,904
1,025,000	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.56%		05/13/2027	1,016,031
390,000	Consolidated Communications, Inc., Senior Secured First Lien Term Loan	5.75%	±	10/18/2027	386,831
1,700,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		04/22/2027	1,699,295
764,278	Covia Holdings Corporation, Senior Secured First Lien Term Loan (Prime Rate + 5.00%, 1.00% Floor)	8.25%	Ω	06/02/2025	563,655
1,170,035	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		07/17/2025	1,135,033
522,050	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		01/15/2026	505,953
1,429,218	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/15/2027	1,389,622
1,351,971	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	1,262,741
2,550,940	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/29/2023	2,318,613
484,917	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		03/07/2025	479,462
1,325,593	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,150,064

2,470,000	Datatel, Senior Secured First Lien Term Loan	4.50%	±	10/06/2027	2,457,650
	Dealer Tire LLC, Senior Secured First Lien Term Loan
123,023	(1 Month LIBOR USD + 4.25%)	4.40%		12/12/2025	120,562
70,515	(1 Month LIBOR USD + 4.25%)	4.41%		12/12/2025	69,105
1,850,363	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,843,424
3,029,552	Dell International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.75% Floor)	2.75%		09/19/2025	3,020,357
2,274,853	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	2,155,424
2,160,540	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		09/06/2024	2,028,207
981,400	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		08/24/2026	770,399
702,412	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.80%		05/27/2024	619,882
1,248,725	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		10/16/2026	1,236,044
2,722,267	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.89%		02/06/2026	2,699,128
337,760	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/01/2026	300,065
628,234	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/06/2026	558,120
499,914	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		08/25/2025	493,040
2,728,101	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		05/01/2026	2,666,296
2,154,458	EAB Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	2,068,280
535,000	ECI Macola, Senior Secured First Lien Term Loan	4.50%	±	09/17/2027	531,490
822,519	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	808,767
2,521,520	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	2,454,536
1,520,529	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		10/10/2025	1,104,558
976,479	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	758,177
844,486	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		09/18/2026	824,074
1,865,256	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		11/15/2024	1,850,110
295,829	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		11/29/2024	295,923
2,084,475	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		03/31/2025	2,048,653
2,044,102	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		10/01/2025	2,026,032
	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan
60,154	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	58,970
729,769	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	715,403
1,115,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.55%		06/20/2025	1,084,878
1,978,085	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		08/01/2024	1,706,099
1,303,345	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/26/2025	1,297,030
606,057	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	Þ	06/30/2027	606,057
2,378,258	Formula One Management Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	2,316,827
532,761	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	528,544
2,640,807	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		01/29/2027	2,544,140
654,134	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.69%		08/18/2025	650,863
797,535	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		05/02/2025	276,745
2,195,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.90%		10/30/2026	2,187,592
552,225	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	535,084
491,202	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/01/2024	485,023
535,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	Ω	03/01/2024	6,687
2,720,067	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/01/2023	2,717,809
2,735,267	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.44%		07/02/2025	2,683,994
1,382,297	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%		02/19/2026	1,296,595
1,446,375	Go Daddy Operating Co LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		08/10/2027	1,428,295
1,783,230	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/15/2024	1,753,557
2,760,397	GOBP Holdings Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		10/22/2025	2,722,731
	Golden Nugget, Inc., Senior Secured First Lien Term Loan
1,176,262	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		10/04/2023	1,056,654
1,379,245	(2 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		10/04/2023	1,238,996
2,501,131	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		10/10/2025	2,460,875
1,330,942	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	1,319,296
1,360,000	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/04/2027	1,354,716
	Granite US Holdings Corporation, Senior Secured First Lien Term Loan
160,025	(3 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	152,024
800,126	(6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	760,119
2,420,332	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		01/02/2026	2,384,027
987,651	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.91%		06/02/2025	856,047
937,301	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	665,095
797,846	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		08/18/2023	787,809
482,050	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		08/05/2024	470,452
2,499,629	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.65%		08/06/2026	2,482,969
770,250	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/01/2026	761,200
2,114,108	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.84%		05/17/2025	2,061,255
2,133,995	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.93%		06/22/2026	2,064,245
826,544	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		06/27/2025	796,409
3,337,931	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		07/01/2024	3,328,885
488,254	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		05/31/2025	487,238
440,213	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		06/29/2026	434,710
1,118,558	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		05/01/2026	1,064,028
1,500,000	Illuminate Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.31%		06/30/2027	1,490,783
1,786,025	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/25/2027	1,753,100
411,928	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%	&	07/14/2021	420,338
2,739,533	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate + 4.75%, 1.00% Floor)	8.00%		11/30/2023	2,762,353
1,751,897	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	1,726,591
1,812,304	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		01/17/2025	1,793,619
	IRB Holding Corporation, Senior Secured First Lien Term Loan
6,764	(1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	6,475
2,631,143	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	2,518,952
2,498,984	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		11/07/2025	2,477,905
2,558,756	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		01/02/2026	2,469,200
1,830,302	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	1,826,385
2,447,725	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.07%		05/29/2026	2,389,286
325,084	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	280,894
578,891	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		09/19/2026	560,078
967,566	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/05/2027	960,310
1,419,275	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		08/07/2026	1,237,054
1,240,721	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.19%		06/23/2025	1,228,314

821,692	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	800,468
2,257,340	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		08/26/2022	2,248,852
90,393	Lealand Finance Company BV, Senior Secured First Lien Term Loan	4.15%	±	06/30/2025	68,698
499,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	484,580
1,881,881	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/10/2022	1,721,131
2,517,260	Lineage Logistics LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	2,488,550
442,131	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/24/2025	427,762
865,000	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		08/31/2027	837,701
1,560,494	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/22/2026	1,448,529
1,620,089	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	1,490,482
989,982	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		08/29/2025	953,629
1,848,789	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.56%		02/20/2025	1,759,825
274,404	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%	&	08/31/2026	261,957
1,094,264	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		08/31/2026	1,044,628
639,618	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.81%		10/01/2025	627,545
2,070,000	Milano Acquisition Corporation, Senior Secured First Lien Term Loan	4.75%	±	08/17/2027	2,053,181
1,085,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		07/30/2027	1,104,519
2,277,096	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.16%		03/27/2026	2,178,429
2,172,118	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	4.38%		05/14/2026	2,063,317
1,476,163	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		11/29/2024	1,415,685
335,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.40%		12/01/2025	319,255
811,959	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	697,778
58,223	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	51,003
442,999	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/30/2026	388,067
1,372,840	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	1,353,476
764,973	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.89%		07/27/2026	748,878
534,600	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		08/28/2026	523,908
2,643,645	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/18/2026	2,591,327
2,503,105	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		08/14/2026	2,440,740
393,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.81%		10/24/2025	386,122
1,311,713	Pacific Gas and Electric Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/23/2025	1,287,662
635,000	Packaging Coordinators Midco, Senior Secured First Lien Term Loan	4.50%	±	09/25/2027	633,019
2,203,863	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		04/30/2026	2,152,899
2,619,628	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		09/27/2024	2,519,767
157,844	Pathway Vet Alliance	4.35%	± &	03/31/2027	155,733
1,932,445	Pathway Vet Alliance, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		03/31/2027	1,906,599
500,613	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		05/29/2026	487,958
1,282,889	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	1,250,817
2,263,744	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.00%		03/10/2022	2,262,125
491,221	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	472,801
804,250	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.92%		04/12/2025	792,817
825,000	Playtika Holding Corporation, Senior Secured First Lien Term Loan	7.00%	±	12/10/2024	827,273
1,701,949	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	1,670,752
959,380	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	937,199
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		03/11/2026	599,562
1,612,813	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/31/2026	1,593,257
284,288	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.77%		01/22/2027	281,268
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
715,376	(1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	710,010
331,530	(6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	329,044
331,530	(9 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	329,044
663,061	(12 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	658,087
966,541	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.92%		03/07/2025	931,301
2,491,603	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/26/2024	2,455,786
491,288	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/29/2027	436,018
2,199,870	Radiate Holdco LLC, Senior Secured First Lien Term Loan	3.65%	±	09/25/2026	2,166,113
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,185,658	(3 Month LIBOR USD + 4.25%)	5.29%		07/09/2025	1,140,899
1,382,853	(3 Month LIBOR USD + 4.25%)	5.99%		07/09/2025	1,330,651
940,000	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	937,650
2,168,370	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/14/2025	2,110,995
2,068,941	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		06/02/2025	2,000,842
282,896	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		11/30/2020	264,508
1,629,122	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00%	Ω	12/17/2021	1,186,880
750,000	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan	3.40%	±	02/16/2026	738,750
1,644,175	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/06/2023	1,628,046
1,132,163	RP Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	1,121,548
435,000	Ryan Specialty Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/01/2027	431,740
867,769	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/22/2024	815,087
1,621,125	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	2.03%		11/05/2025	1,585,833
539,167	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/12/2027	534,112
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
370,776	(1 Month LIBOR USD + 2.75%)	2.90%		08/14/2024	349,816
1,515,638	(6 Month LIBOR USD + 2.75%)	3.06%		08/14/2024	1,429,959
1,469,384	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/20/2024	1,223,725
1,754,481	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		11/06/2025	1,696,373
2,540,000	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	2.78%		03/06/2025	2,481,262
2,558,710	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		07/31/2025	2,491,544
2,544,300	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		07/17/2026	2,488,961
1,736,003	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	1,673,802
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		04/17/2026	879,655
905,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan	3.90%	±	10/20/2027	912,760
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
417,786	(1 Month LIBOR USD + 2.50%)	2.65%		01/23/2025	366,085
1,014,799	(3 Month LIBOR USD + 2.50%)	2.76%		01/23/2025	889,218
2,724,658	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		02/05/2024	2,679,919
	Solenis International LP, Senior Secured First Lien Term Loan
1,292,669	(1 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	1,266,951
192,667	(3 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	188,834
80,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.76%		06/18/2024	74,880

2,548,103	Solera LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.75%)	2.94%		03/03/2023	2,505,282
2,096,313	Sophia LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/30/2022	2,090,202
2,497,450	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	2,490,170
2,749,045	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		06/27/2025	2,703,796
746,634	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		12/30/2022	450,221
1,625,811	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		04/16/2025	1,579,971
889,659	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		04/16/2026	829,883
778,286	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		10/01/2025	756,051
1,111,201	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		07/10/2025	1,110,546
339,150	STG-Fairway Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.32%		01/29/2027	332,367
456,550	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.32%		07/17/2026	454,874
2,299,238	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		03/05/2027	2,255,713
259,043	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	249,491
1,134,753	TAMKO Building Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/31/2026	1,120,569
18,726	Tapstone Energy Holdings LLC, Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	Þ	04/17/2024	18,421
807,570	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	680,939
1,835,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.64%		06/26/2025	1,850,368
785,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.64%		06/30/2025	769,300
1,781,538	Telesat LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		12/07/2026	1,728,091
2,408,955	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	2,343,467
1,592,963	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		12/12/2026	1,557,973
2,582,200	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%		07/21/2025	2,500,099
2,495,000	Thyssenkrupp Elevator, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.57%		09/30/2027	2,478,970
2,557,963	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		06/30/2026	2,503,606
155,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.41%		03/03/2028	152,578
2,086,669	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.36%		03/28/2025	1,977,881
1,906,276	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,794,883
1,645,875	T-Mobile USA, Inc., First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		04/01/2027	1,646,607
1,900	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		05/30/2025	1,800
2,526,545	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		12/09/2025	2,393,194
777,051	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		01/25/2024	579,470
397,550	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		02/28/2025	383,264
434,034	Travelport Finance SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%)	6.07%		03/18/2026	328,781
821,552	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		10/31/2024	803,581
2,081,537	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		04/04/2025	2,069,641
64,165	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		07/13/2023	63,322
2,533,140	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		04/29/2026	2,495,941
789,616	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		08/13/2026	787,642
1,182,779	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		05/04/2026	1,174,731
1,885,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		06/23/2025	1,883,124
210,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	214,551
737,909	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		10/22/2025	721,712
332,488	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	324,124
454,806	Univision Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	443,965
676,600	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		10/22/2026	638,541
2,544,300	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	3.07%		09/14/2026	2,443,329
1,142,529	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	1,127,053
2,716,032	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		08/27/2025	2,698,038
581,298	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		07/01/2026	573,790
885,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan	3.41%	±	01/10/2029	872,141
500,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		01/31/2028	486,425
2,483,011	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		02/26/2027	2,451,974
1,711,797	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	1,656,163
821,356	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		10/10/2025	797,229
1,282,074	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		08/03/2026	1,258,035
2,515,052	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/02/2024	2,511,593
2,577,050	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		03/09/2027	2,506,645
1,231,363	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		09/25/2026	1,224,325
230,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/17/2028	221,950

Total Bank Loans (Cost $420,366,396)					410,880,225

Collateralized Loan Obligations - 2.9%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.78%	^	07/15/2026	833,451
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	2.82%	^	04/17/2031	942,406
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	4.32%	^	10/16/2028	2,985,048
7,500,000	Anchorage Capital Ltd, Series 2019-13A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.28%	^	04/15/2032	7,501,524
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.88%	^	04/15/2031	915,927
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	3.22%	^	07/16/2031	1,448,017
2,500,000	Apidos, Series 2020-33A-B (3 Month LIBOR USD + 2.20%, 2.00% Floor)	2.47%	^	07/24/2031	2,501,669
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.86%	^	05/28/2030	4,852,573
4,500,000	Avery Point Ltd., Series 2015-7A-DR (3 Month LIBOR USD + 3.60%)	3.88%	^	01/15/2028	4,404,407
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.22%	^	10/21/2030	4,687,557
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.87%	^	01/21/2031	3,155,664
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.87%	^	07/18/2029	3,250,410
2,000,000	Bain Capital Credit Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 4.10%, 4.10% Floor)	4.38%	^	01/16/2029	1,894,513
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	2.88%	^	04/15/2031	1,832,377
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.17%	^	07/20/2029	4,659,249
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.18%	^	10/15/2030	1,933,856
3,000,000	Barings Ltd., Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13%	^	04/15/2031	3,001,409
2,250,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13%	^	04/15/2031	2,250,676
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%, 4.15% Floor)	4.42%	^	01/22/2029	2,887,802
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.87%	^	04/21/2031	3,402,360
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.38%	^	11/15/2030	1,747,588
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.28%	^	07/15/2030	4,240,319
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.02%	^	01/30/2031	2,425,667
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	3.93%	^	04/15/2029	1,460,209
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	3.08%	^	07/15/2031	2,768,565
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.88%	^	07/15/2030	1,485,938
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.18%	^	07/15/2031	3,622,267
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	3.07%	^	10/20/2027	2,248,075

1,000,000	Catamaran Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74%	^	10/25/2031	985,669
5,000,000	CIFC Funding Ltd., Series 2015-4A-CR (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.27%	^	10/20/2027	5,001,194
1,000,000	CIFC Funding Ltd., Series 2020-1A-B (3 Month LIBOR USD + 2.30%, 2.30% Floor)	2.54%	^	07/15/2032	1,000,556
1,000,000	CIFC Funding Ltd., Series 2020-2A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.48%	^	08/24/2032	1,000,744
4,500,000	Columbia Cent CLO 29 Ltd., Series 2020-29A-B1 (3 Month LIBOR USD + 2.46%, 2.46% Floor)	2.68%	^	07/20/2031	4,506,551
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	2.87%	^	04/17/2030	3,008,461
2,150,000	CRMN Mortgage Trust, Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	4.12%	^	01/18/2029	2,070,033
1,000,000	Crown Point Ltd., Series 2020-9A-C (3 Month LIBOR USD + 3.60%, 3.60% Floor)	3.92%	^	07/14/2032	1,001,267
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13%	^	04/16/2029	9,999,675
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.38%	^	08/15/2031	2,926,957
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DRR (3 Month LIBOR USD + 3.55%, 3.55% Floor)	3.82%	^	07/20/2029	2,182,496
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	2.83%	^	05/15/2031	1,839,537
5,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.37%	^	04/21/2031	5,004,973
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.18%	^	07/15/2030	2,172,342
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	3.23%	^	10/15/2030	1,932,444
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	6.68%	^	10/15/2030	3,692,209
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.12%	^	04/22/2030	4,799,436
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	2.67%	^	01/21/2031	3,252,081
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	3.57%	^	01/20/2030	1,942,620
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.95%	^	08/01/2025	734,482
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.91%	^	10/22/2025	1,206,650
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	2.05%	^	04/28/2031	4,982,477
1,000,000	Hayfin Kingsland Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.50%	^	04/28/2031	999,641
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	1.75%	^	01/28/2030	1,453,704
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.17%	^	07/22/2030	2,212,882
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.28%	^	10/15/2030	1,365,949
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	3.02%	^	07/21/2031	3,468,507
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.73%	^	07/15/2027	1,917,931
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	3.07%	^	10/20/2027	1,869,276
2,000,000	LCM Ltd., Series 25A-D (3 Month LIBOR USD + 3.45%)	3.72%	^	07/20/2030	1,797,707
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.22%	^	10/21/2030	2,865,055
4,000,000	LCM Ltd., Series 30A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	4.02%	^	04/21/2031	3,674,595
2,466,019	Longfellow Place Ltd., Series 2013-1A-ARR (3 Month LIBOR USD + 1.34%)	1.62%	^	04/15/2029	2,442,588
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.21%	^	10/22/2030	3,862,349
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.69%	^	01/27/2026	1,980,000
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.68%	^	01/27/2026	1,137,688
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	5.77%	^	04/20/2026	906,968
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.22%	^	10/21/2030	4,744,508
3,750,000	Madison Park Funding Ltd., Series 2019-34A-D (3 Month LIBOR USD + 3.70%, 3.70% Floor)	3.94%	^	04/25/2031	3,747,678
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	3.12%	^	10/20/2031	3,854,695
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	2.98%	^	11/15/2028	1,434,952
3,900,000	Marble Point CLO XVIII Ltd., Series 2020-1A-B1 (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.77%	^	10/15/2031	3,898,892
2,500,000	Marble Point Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.80%)	2.08%	^	10/15/2030	2,493,061
2,000,000	MDPK, Series 2018-32A-D (3 Month LIBOR USD + 4.10%, 4.10% Floor)	4.36%	^	01/22/2031	2,000,683
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.32%	^	10/21/2030	970,644
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.17%	^	10/18/2027	3,375,158
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.37%	^	10/20/2031	2,445,053
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.12%	^	01/20/2032	1,988,970
2,000,000	Newark BSL Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	3.89%	^	07/25/2030	1,947,148
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.42%	^	12/12/2030	5,748,892
1,000,000	Ocean Trails, Series 2019-7A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.27%	^	04/17/2030	1,000,651
3,500,000	Ocean Trails, Series 2020-8A-B (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.77%	^	07/16/2029	3,505,044
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	4.28%	^	07/16/2029	5,468,681
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.27%	^	07/17/2030	1,886,600
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	3.97%	^	07/19/2030	6,667,410
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	4.21%	^	02/17/2032	2,259,098
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	5.71%	^	01/22/2030	2,143,220
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	3.23%	^	07/15/2030	9,306,677
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	3.77%	^	03/17/2030	3,862,832
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.47%	^	03/17/2030	1,560,003
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.09%	^	07/25/2030	2,328,179
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.32%	^	10/21/2030	1,941,936
4,000,000	Sound Point Ltd., Series 2020-1A-C (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.62%	^	07/22/2030	4,003,511
1,000,000	Sound Point Ltd., Series 2020-1A-D (3 Month LIBOR USD + 4.70%, 4.70% Floor)	5.02%	^	07/22/2030	1,002,261
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.88%	^	01/15/2030	9,278,119
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.33%	^	10/15/2031	2,835,566
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.93%	^	04/17/2028	2,383,821
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	3.67%	^	10/20/2026	1,980,229
2,000,000	Venture Ltd., Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	1.81%	^	08/28/2029	1,977,951
2,000,000	Venture Ltd., Series 2014-18A-BR (3 Month LIBOR USD + 1.65%)	1.93%	^	10/15/2029	1,985,060
3,000,000	Venture Ltd., Series 2018-33A-B (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.13%	^	07/15/2031	2,980,896
1,000,000	VERDE, Series 2019-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	4.08%	^	04/15/2032	998,000
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	3.07%	^	04/18/2031	2,617,765
2,000,000	Voya Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.21%	^	07/23/2027	1,860,180
2,000,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	3.82%	^	07/22/2030	1,918,703
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.03%	^	07/15/2031	3,661,801
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.27%	^	07/18/2031	1,977,908
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.03%	^	01/15/2031	765,186
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.13%	^	07/17/2028	2,836,774
6,500,000	Wind River Ltd., Series 2017-1A-C (3 Month LIBOR USD + 2.30%)	2.57%	^	04/18/2029	6,415,287
3,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	4.02%	^	04/18/2029	2,912,995
3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	3.43%	^	10/15/2030	2,865,181
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.18%	^	07/15/2030	3,729,379
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.28%	^	07/15/2030	2,218,555
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.22%	^	01/21/2031	2,797,032
10,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	2.38%	^	04/15/2031	10,003,640

Total Collateralized Loan Obligations (Cost $347,164,989)					333,123,682

Foreign Corporate Bonds - 8.6%
2,800,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,859,119

16,915,000	AerCap Global Aviation Trust	3.50%		01/15/2025	16,483,982
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,324,062
5,850,000	AES Dominicana	7.95%		05/11/2026	5,967,059
1,700,000	AES Gener S.A.	5.00%		07/14/2025	1,760,350
2,600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%	^	10/07/2079	2,627,625
3,700,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,739,313
9,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	9,523,479
1,903,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,948,729
4,300,000	AES Panama Generation Holdings SRL	4.38%	^	05/31/2030	4,427,925
1,170,000	Aker BP ASA	4.75%	^	06/15/2024	1,203,153
800,000	Altice Financing S.A.	5.00%	^	01/15/2028	778,052
2,275,000	Altice France S.A.	7.38%	^	05/01/2026	2,386,361
1,305,000	Altice France Holding S.A.	6.00%	^	02/15/2028	1,247,117
13,320,000	Anglo American Capital PLC	4.50%	^	03/15/2028	15,248,612
6,100,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	7,584,905
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	9,795,675
540,000	ARD Finance S.A. (PIK 9.13%)	6.50%	^	06/30/2027	537,867
1,775,000	Avation Capital S.A.	6.50%	^	05/15/2021	1,208,997
12,170,000	Avolon Holdings Funding Ltd.	3.25%	^	02/15/2027	10,882,197
9,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	9,030,330
200,000	Baidu, Inc.	3.43%		04/07/2030	220,802
6,490,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	6,655,495
1,677,000	Banco de Bogota S.A.	5.38%		02/19/2023	1,770,912
1,800,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	1,903,500
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	^	07/01/2030	1,507,320
1,000,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,027,510
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,212,791
2,660,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,935,470
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	^	09/14/2025	507,500
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	1,724,595
7,603,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	5,835,379
10,323,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	10,316,806
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	^†	06/27/2029	2,487,319
1,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	†	06/27/2029	986,640
643,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	636,972
1,900,000	Banco Nacional de Panama	2.50%	^	08/11/2030	1,882,425
13,400,000	Banco Santander (3 Month LIBOR USD + 1.09%)	1.35%		02/23/2023	13,435,463
2,700,000	Bancolombia S.A.	3.00%		01/29/2025	2,706,912
3,500,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	3,408,125
2,500,000	Banistmo S.A.	3.65%	^	09/19/2022	2,535,937
1,500,000	Banistmo S.A.	3.65%		09/19/2022	1,521,563
4,350,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	4,849,464
13,220,000	Bank of New Zealand	3.50%	^	02/20/2024	14,412,577
580,000	Bank of Nova Scotia	1.63%		05/01/2023	595,249
9,675,000	Bank of Nova Scotia	3.40%		02/11/2024	10,516,519
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,246,887
14,360,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.66%		05/16/2024	14,406,505
21,700,000	BAT Capital Corporation	3.46%		09/06/2029	23,134,939
1,100,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,178,117
9,208,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	8,877,893
300,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	298,500
500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%	^	09/13/2034	508,750
1,000,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,036,885
800,000	BDO Unibank, Inc.	2.63%		10/24/2021	814,509
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	17,575,508
13,455,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 1.51%)	3.05%	^	01/13/2031	14,469,751
1,010,000	Bombardier, Inc.	6.00%	^	10/15/2022	938,037
1,120,000	Bombardier, Inc.	7.88%	^	04/15/2027	851,166
7,200,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	^	01/23/2081	7,240,572
6,000,000	Braskem Idesa SAPI	7.45%	^	11/15/2029	5,656,560
1,500,000	C&W Senior Financing DAC	6.88%		09/15/2027	1,561,988
700,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	720,569
8,100,000	Canacol Energy Ltd.	7.25%		05/03/2025	8,338,019
5,840,000	CCL Industries, Inc.	3.05%	^	06/01/2030	6,242,101
1,110,000	Cenovus Energy, Inc.	5.38%		07/15/2025	1,069,646
1,185,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	1.05%		10/09/2024	1,179,377
3,500,000	CK Hutchison International Ltd.	2.50%	^	05/08/2030	3,671,132
1,900,000	CNAC HK Finbridge Company Ltd.,	3.50%		07/19/2022	1,949,822
2,600,000	CNAC HK Finbridge Company Ltd.,	3.38%		06/19/2024	2,706,210
1,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,566,377
7,400,000	CNOOC Finance Ltd.	3.00%		05/09/2023	7,765,108
900,000	CNPC General Capital Ltd.	3.95%		04/19/2022	941,063
4,300,000	CNPC General Capital Ltd.	1.35%		06/23/2025	4,313,265
2,200,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	2,199,782
2,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,040,780
950,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	1,042,744
11,855,000	Commonwealth Bank of Australia	4.32%	^	01/10/2048	14,482,580
6,610,000	Cosan Overseas Ltd.	8.25%	†	12/29/2099	6,775,250
13,395,000	Credit Agricole S.A.	3.75%	^	04/24/2023	14,385,456
15,120,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.49%	^	06/12/2024	15,249,877
7,900,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	7,605,725
6,550,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	4,994,441
6,793,000	CSN Islands Corporation	7.00%	†	09/23/2020	5,952,434
5,300,000	CSN Resources S.A.	7.63%	^	04/17/2026	5,329,812
500,000	CSN Resources S.A.	7.63%		04/17/2026	502,813
3,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.86%		07/25/2022	3,007,853
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,185,965
11,350,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	12/29/2049	11,451,753
785,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	799,200
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	1,791,813

1,684,786	Digicel Group Ltd. (PIK 7.00%)	7.00%	^†	12/01/2021	219,022
1,126,910	Digicel Group Ltd. (PIK 8.00%)	5.00%	^	04/01/2025	400,053
5,400,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	4,002,750
2,060,000	eG Global Finance PLC	8.50%	^	10/30/2025	2,172,012
1,844,000	Embotelladora Andina S.A.	5.00%		10/01/2023	2,038,801
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	6,992,228
5,020,032	ENA Norte Trust	4.95%		04/25/2028	5,064,008
1,682,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.15%		11/20/2023	1,676,946
2,100,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,467,500
2,200,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	2,317,095
1,761,000	Garda World Security Corporation	8.75%	^	05/15/2025	1,784,096
2,050,000	Garda World Security Corporation	4.63%	^	02/15/2027	2,065,375
12,375,000	Geopark Ltd.	6.50%		09/21/2024	11,682,000
860,000	GFL Environmental, Inc.	3.75%	^	08/01/2025	859,462
1,535,000	GFL Environmental, Inc.	5.13%	^	12/15/2026	1,598,472
558,000	GFL Environmental, Inc.	8.50%	^	05/01/2027	606,476
4,250,000	Gilex Holding Sarl	8.50%		05/02/2023	4,332,386
1,600,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,631,016
2,600,000	Global Bank Corporation	4.50%		10/20/2021	2,662,400
800,000	Global Bank Corporation	4.50%	^	10/20/2021	819,200
3,715,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	3,898,428
3,800,000	Globo Comunicacao e Participacoes S.A.	4.88%	^	01/22/2030	3,756,870
3,600,000	Gohl Capital Ltd.	4.25%		01/24/2027	3,595,536
300,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	103,410
10,498,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	3,618,661
3,500,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	1,222,847
2,700,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,767,838
1,400,000	Grupo Aval Ltd.	4.38%	^	02/04/2030	1,353,100
6,150,900	Grupo Idesa S.A. de C.V. (PIK 10.38%)	10.13%	^	05/22/2026	3,429,127
600,000	Guatemala Energuate Trust	5.88%	^	05/03/2027	621,937
21,080,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	1.63%		09/12/2026	20,897,116
3,450,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,454,313
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,045,185
6,600,000	Imperial Brands Finance PLC	3.50%	^	07/26/2026	7,149,454
3,108,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,202,246
3,157,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,450,936
5,084,000	Industrial Senior Trust	5.50%		11/01/2022	5,256,856
170,000	Intelligent Packaging Ltd.	6.00%	^	09/15/2028	172,707
1,585,000	Intelsat Jackson Holdings S.A.	5.50%	Ω	08/01/2023	998,550
1,260,000	Intelsat Jackson Holdings S.A.	8.50%	^Ω	10/15/2024	815,724
3,324,583	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,112,641
1,192,690	Invepar Holdings	0.00%	Ω Þ	12/30/2028	51,002
3,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	3,130,545
1,200,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,354,374
1,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63%	^†	08/27/2025	1,576,800
500,000	JD.com, Inc.	3.13%		04/29/2021	505,756
6,700,000	JD.com, Inc.	3.38%		01/14/2030	7,268,379
400,000	JSL Europe S.A.	7.75%		07/26/2024	413,500
1,400,000	Korea East-West Power Company Ltd.	1.75%	^	05/06/2025	1,448,043
3,000,000	Korea Electric Power Corporation	1.13%	^	06/15/2025	3,019,050
1,640,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	1,666,650
3,049,000	Latam Finance Ltd.	6.88%	Ω	04/11/2024	1,135,753
8,000,000	Latam Finance Ltd.	7.00%	^Ω	03/01/2026	2,980,000
2,128,849	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,600,517
12,925,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	14,161,992
6,760,800	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	7,813,490
7,150,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19%	^	11/28/2023	7,481,667
7,884,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	^	03/27/2024	8,457,892
13,300,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	13,584,819
1,340,000	Mattamy Group Corporation	4.63%	^	03/01/2030	1,359,189
2,400,000	Medco Bell Pte Ltd.	6.38%	^	01/30/2027	2,076,000
2,050,000	MEG Energy Corporation	7.13%	^	02/01/2027	1,843,626
7,200,000	MEGlobal Canada ULC	5.00%	^	05/18/2025	7,795,541
1,507,468	Mexico Generadora de Energia	5.50%		12/06/2032	1,705,323
4,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,227,797
5,000,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,165,775
14,475,000	Mitsubishi UFJ Financial Group, Inc.	1.41%		07/17/2025	14,677,293
2,210,000	Multibank, Inc.	4.38%		11/09/2022	2,252,023
2,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65%	^†	01/15/2025	2,010,000
900,000	NongHyup Bank	1.25%	^	07/20/2025	909,723
10,969,000	Nutrien Ltd.	4.20%		04/01/2029	13,047,552
6,365,000	NXP Funding LLC	3.88%	^	06/18/2026	7,141,628
818,000	ONGC Videsh Ltd.	2.88%		01/27/2022	825,554
200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	207,527
200,000	ONGC Videsh Ltd.	4.63%		07/15/2024	214,394
8,700,000	ONGC Videsh Ltd.	3.75%		07/27/2026	9,072,838
7,100,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	7,435,830
500,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	559,512
4,800,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	4,425,000
500,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	547,526
5,100,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	^	09/10/2030	5,093,506
7,900,000	Pampa Energia S.A.	7.50%		01/24/2027	5,976,943
150,000	Pampa Energia S.A.	9.13%		04/15/2029	117,591
5,072,968	Panama Metro Line SP	0.00%	^	12/05/2022	4,927,171
7,129,423	Panama Metro Line SP	0.00%		12/05/2022	6,924,523
1,845,000	Parkland Fuel Corporation	5.88%	^	07/15/2027	1,943,016
1,500,000	Pertamina Persero PT	4.30%		05/20/2023	1,610,042
7,600,000	Peru LNG SRL	5.38%		03/22/2030	5,848,200
2,100,000	POSCO	2.38%		11/12/2022	2,153,112
5,800,000	POSCO	2.38%		01/17/2023	5,948,509

1,900,000	POSCO	2.75%		07/15/2024	1,992,598
4,100,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,281,802
800,000	PTTEP Treasury Center Company Ltd.	2.59%	^	06/10/2027	828,871
8,100,000	Radiant Access Ltd.	4.60%	†	11/18/2020	8,126,284
12,500,000	Reliance Industries Ltd.	5.40%		02/14/2022	13,178,094
4,000,000	SACI Falabella	3.75%		04/30/2023	4,183,933
13,300,000	Sinopec Group Overseas Development Ltd.	2.70%	^	05/13/2030	14,003,776
6,076,900	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	6,706,732
181,400	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	200,201
530,000	Starfruit Finco B.V.	8.00%	^	10/01/2026	562,667
2,165,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	2,304,372
1,024,000	State Grid Overseas Investment Ltd.	3.75%		05/02/2023	1,096,617
2,000,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	2,108,130
9,829,971	Stoneway Capital Corporation	10.00%	Ω	03/01/2027	4,226,986
22,810,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	1.01%		01/17/2023	22,920,463
2,805,000	Superior Plus LP	7.00%	^	07/15/2026	3,004,323
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	378,504
550,000	Syngenta Finance N.V.	4.38%		03/28/2042	533,681
500,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	536,919
8,450,000	Syngenta Finance N.V.	5.68%		04/24/2048	9,073,923
1,200,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,246,230
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,207,000
1,230,000	Telesat LLC	4.88%	^	06/01/2027	1,238,825
934,000	Telesat LLC	6.50%	^	10/15/2027	942,032
8,800,000	Temasek Financial Ltd.	1.00%	^	10/06/2030	8,685,118
9,200,000	Tencent Holdings Ltd.	2.39%	^	06/03/2030	9,364,487
1,935,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	1,771,135
500,000	Titan Acquisition Ltd.	7.75%	^	04/15/2026	498,750
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,780,914
2,000,000	Transelec S.A.	4.63%		07/26/2023	2,156,270
500,000	Transelec S.A.	3.88%		01/12/2029	547,530
1,120,000	Trivium Packaging Finance BV	5.50%	^	08/15/2026	1,162,532
4,500,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	3,622,545
13,900,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	07/29/2025	9,695,250
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,476,627
8,883,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	9,132,168
8,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	8,162,120
9,500,000	UPL Corporation	3.25%		10/13/2021	9,630,112
5,600,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	4,216,800
2,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,907,500
15,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	10,622,874
2,300,000	Vertical Newco, Inc.	5.25%	^	07/15/2027	2,394,622
685,000	Virgin Media Finance Plc	5.00%	^	07/15/2030	682,431
7,430,000	Volkswagen Group of America Finance LLC	4.25%	^	11/13/2023	8,171,750
1,010,000	Ziggo B.V.	4.88%	^	01/15/2030	1,047,244

Total Foreign Corporate Bonds (Cost $1,009,521,519)					998,834,703

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.1%
1,700,000	Abu Dhabi Government International Bond	0.75%	^	09/02/2023	1,700,042
2,200,000	Abu Dhabi Government International Bond	2.50%	^	04/16/2025	2,345,112
3,100,000	Abu Dhabi Government International Bond	3.13%	^	04/16/2030	3,480,928
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	1.36%	^	09/26/2023	13,145,144
13,450,000	CNOOC Finance Ltd.	3.75%		05/02/2023	14,365,336
2,000,000	Indonesia Government International Bond	3.38%		04/15/2023	2,114,320
7,500,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	8,182,187
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	557,110
7,121,000	Mexico Government International Bond	4.15%		03/28/2027	7,924,783
14,415,000	Mexico Government International Bond	3.75%		01/11/2028	15,529,496
200,000	Perusahaan Penerbit	3.40%		03/29/2022	207,427
720,000	Perusahaan Penerbit	3.75%		03/01/2023	765,824
2,600,000	Perusahaan Penerbit	4.15%		03/29/2027	2,929,212
3,050,000	Peruvian Government International Bond	2.39%		01/23/2026	3,200,975
10,250,000	Peruvian Government International Bond	2.78%		01/23/2031	11,118,790
3,800,000	Philippine Government International Bond	2.46%		05/05/2030	4,106,233
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	3,289,575
3,700,000	Qatar Government International Bond	3.88%		04/23/2023	3,978,998
8,100,000	Qatar Government International Bond	3.38%		03/14/2024	8,739,212
4,700,000	Saudi Government International Bond	2.88%		03/04/2023	4,916,412
8,100,000	Saudi Government International Bond	2.90%	^	10/22/2025	8,667,421
8,500,000	Saudi Government International Bond	2.38%		10/26/2021	8,655,363

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $123,077,745)					129,919,900

Municipal Bonds - 0.1%
3,290,000	Missouri Highway & Transportation Commission Revenue Bond	5.06%		05/01/2024	3,712,633
4,430,000	State of California General Obligation	7.55%		04/01/2039	7,760,253

Total Municipal Bonds (Cost $9,883,676)					11,472,886

Non-Agency Commercial Mortgage Backed Obligations - 7.0%
2,000,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-C	3.72%	# ^	05/15/2053	2,105,348
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.45%	^	06/15/2035	11,052,678
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.73%	# ^	08/16/2034	2,744,230
1,045,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.65%	^	03/17/2036	998,801
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50%	^	03/17/2036	3,894,029
4,975,201	BANK, Series 2017-BNK8-XA	0.87%	# I/O	11/17/2050	214,680
1,821,000	BANK, Series 2018-BN10-B	4.08%	#	02/17/2061	1,988,560
1,857,000	BANK, Series 2018-BN10-C	4.16%	#	02/17/2061	1,872,267
405,000	BANK, Series 2018-BN13-B	4.70%	#	08/17/2061	469,385
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/15/2063	1,037,737
5,927,000	BANK, Series 2020-BN28-B	2.34%		03/15/2063	6,122,175
2,906,000	BANK, Series 2020-BN28-C	3.15%	#	03/15/2063	3,005,535

1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35%	^	08/15/2036	1,411,897
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85%	^	08/15/2036	1,576,638
1,355,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65%	^	08/15/2036	1,234,503
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65%	^	08/15/2036	3,120,595
13,951,000	Barclays Commercial Mortgage Trust, Series 2019-C3-B	4.10%		05/17/2052	15,359,909
63,099,295	BBCMS Mortgage Trust, Series 2020-C7-XA	1.75%	# I/O	04/17/2053	6,954,583
3,318,000	Benchmark Mortgage Trust, Series 2019-B10-C	3.75%		03/17/2062	3,304,085
4,549,000	Benchmark Mortgage Trust, Series 2019-B19-AS	2.15%		09/15/2053	4,704,739
3,983,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14%	^	07/15/2053	4,000,772
11,563,000	Benchmark Mortgage Trust, Series 2020-B18-C	3.77%	#	07/15/2053	12,404,317
3,193,000	Benchmark Mortgage Trust, Series 2020-B19-B	2.35%		09/15/2053	3,308,781
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/15/2053	1,133,753
14,713,000	BFLD, Series 2019-DPLO-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.39%	^	10/16/2034	13,264,099
10,076,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	07/16/2035	9,202,811
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.47%	^	03/16/2037	3,249,444
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.10%	^	03/16/2037	8,096,627
2,187,893	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20%	^	07/17/2034	2,186,792
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	07/17/2034	5,293,108
12,349,000	BX Trust, Series 2019-OC11-E	4.08%	# ^	12/11/2041	11,241,146
71,774,707	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.16%	# I/O	01/10/2048	3,247,662
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20%	#	06/17/2050	3,436,094
3,053,000	CHT Mortgage Trust, Series 2017-CSMO-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.55%	^	11/17/2036	2,956,484
5,198,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15%	^	11/17/2036	4,889,640
1,628,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.89%	^	11/15/2036	1,515,657
7,109,547	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.92%	# ^ I/O	09/10/2045	185,716
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	# ^	02/12/2048	1,552,293
3,810,334	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.49%	# I/O	02/12/2048	180,201
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	^	02/10/2049	3,015,011
41,548,539	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.86%	# I/O	04/16/2049	2,847,247
43,885,407	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.12%	# I/O	07/10/2049	3,539,771
81,435,219	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.65%	# I/O	10/13/2049	5,059,179
11,770,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10%	#	10/14/2050	12,828,370
321,000	Citigroup Commercial Mortgage Trust, Series 2018-B2-B	4.28%	#	03/10/2051	361,796
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.88%	#	06/12/2051	2,092,809
9,344,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/10/2056	10,129,449
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.62%	^	12/12/2041	7,401,311
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.62%	^	12/12/2041	5,502,054
21,487,713	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.01%	# I/O	10/17/2045	600,726
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.74%	# ^ Þ	10/17/2045	918,652
3,197,745	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.18%	# ^ I/O	12/12/2044	56,631
55,559,084	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.08%	# I/O	10/10/2048	2,128,130
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.48%	#	07/10/2048	4,221,066
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.79%	#	10/10/2048	5,609,322
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79%	#	02/12/2049	6,133,540
57,000,207	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.14%	# I/O	02/12/2049	2,371,174
9,383,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58%	# ^	08/10/2029	9,384,967
2,808,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-F	3.58%	# ^	08/10/2029	2,766,496
12,424,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85%	^	09/15/2033	11,850,280
8,464,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	12/15/2031	8,292,648
2,064,000	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50%	^	12/15/2031	1,989,999
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.71%	#	11/18/2048	5,523,447
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	5.09%	# ^	01/15/2049	3,144,901
44,297,773	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.06%	# I/O	01/15/2049	3,282,199
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.05%	#	11/17/2051	12,449,162
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61%	#	08/17/2051	435,815
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.92%	#	08/17/2051	3,769,740
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/17/2052	10,462,145
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/17/2052	9,917,190
6,238,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73%	#	03/15/2053	6,218,320
127,219,952	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.24%	# I/O	03/17/2053	10,703,587
798,000	CSMC Trust, Series 2017-CALI-D	3.90%	# ^	11/10/2032	823,849
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05%	^	07/15/2032	4,205,724
4,359,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45%	^	07/15/2032	3,506,832
6,269,000	CSMC Trust, Series 2020-NET-C	3.53%	^	08/15/2037	6,505,216
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.35%, 1.35% Floor)	1.50%	^	06/15/2033	4,346,179
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.60%	^	06/15/2033	170,239
2,588,184	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.15%	# ^ I/O	07/10/2044	6,168
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.50%	#	05/12/2049	4,064,780
59,535,224	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.59%	# I/O	05/10/2049	3,588,093
1,500,000	Exantas Capital Corporation, Series 2020-RSO8-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65%	^	03/15/2035	1,404,415
8,242,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-E	4.09%	# ^	12/12/2036	7,797,604
6,410,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.09%	# ^	12/12/2036	5,873,514
7,412,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09%	# ^	12/12/2036	6,554,602
1,014,301	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.21%	^	07/25/2023	1,073,046
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00%	^ P/O	08/25/2025	6,444,154
1,217,000	FREMF Mortgage Trust, Series 2019-K102-B	3.65%	# ^	10/25/2029	1,335,675
4,262,000	FREMF Mortgage Trust, Series 2019-K93-C	4.26%	# ^	05/25/2029	4,583,946
14,819,000	FREMF Mortgage Trust, Series 2019-K99-D	0.00%	^ P/O	10/25/2052	6,372,487
4,000,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28%	^	12/15/2036	3,504,972
4,424,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.40%	^	07/16/2035	4,125,528
4,256,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.87% Floor)	2.03%	^	06/16/2036	4,010,572
2,729,815	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.49%	# ^ I/O	08/10/2044	15,406
4,550,086	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.11%	# ^ I/O	01/10/2045	62,173
9,506,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66%	# ^	11/13/2047	5,929,260
95,553,106	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.92%	# I/O	11/10/2048	3,244,917
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.68%	#	05/10/2049	1,963,325
60,838,168	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.79%	# I/O	05/12/2049	3,737,562
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/12/2050	6,453,333
10,779,000	GS Mortgage Securities Trust, Series 2019-GC39-B	3.97%		05/10/2052	11,810,559
4,854,000	GS MTG SECS TR, Series 2016-GS2-B	3.76%	#	05/10/2049	5,249,471

9,879,000	GSCG Trust, Series 2019-600C-D	3.76%	^	09/12/2034	9,745,727
791,000	GSCG Trust, Series 2019-600C-E	4.12%	# ^	09/06/2034	774,763
11,170,231	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	11/17/2036	9,742,396
296,178	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.29%	# I/O	05/15/2045	2
755,407	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.31%	# ^ I/O	07/17/2046	2,530
18,075,457	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.92%	# I/O	10/17/2045	505,843
4,632,312	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.64%	# I/O	06/16/2045	50,954
73,472,158	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.19%	# I/O	01/15/2049	2,289,091
2,976,800	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.28%	^	06/15/2032	2,795,818
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/17/2049	2,737,302
592,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3-C	3.60%	#	08/17/2049	538,872
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94%	#	03/12/2052	1,053,624
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.99%	# ^	12/07/2038	7,217,738
43,800,283	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.99%	# I/O	02/15/2047	976,952
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81%	#	08/16/2047	2,909,247
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.62%	#	09/15/2047	2,775,253
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.60%	#	11/18/2047	3,613,453
46,774,476	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.00%	# I/O	11/18/2047	1,360,478
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94%	# ^	02/18/2048	9,639,737
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/19/2048	1,884,581
9,974,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.35%	#	05/15/2048	9,427,439
56,512,346	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.65%	# I/O	07/15/2048	1,193,609
44,952,063	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.03%	# I/O	08/17/2048	1,550,747
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.80%	#	11/15/2048	3,821,969
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	#	12/17/2048	6,827,645
1,447,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.89%	#	03/17/2049	1,561,078
61,750,943	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.81%	# I/O	06/17/2049	3,356,602
1,638,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-B	4.44%		03/12/2052	1,817,623
9,960,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-C	3.85%	#	05/15/2053	10,356,836
472,678	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.87%	# ^ I/O	11/15/2038	101
381,208	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.87%	# ^ I/O	11/15/2038	82
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.74%	# ^	03/12/2049	4,937,123
13,184,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.70%	^	11/17/2036	11,432,677
4,306,000	MF1 Ltd., Series 2020-FL3-AS (1 Month LIBOR USD + 2.85%)	3.00%	^	07/16/2035	4,358,748
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04%	# ^	02/12/2040	4,081,927
1,861,313	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.57%	# ^ I/O	08/17/2045	35,361
2,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17-C	4.64%	#	08/15/2047	2,510,130
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.67%	#	10/15/2047	2,941,308
1,508,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/17/2047	1,510,041
1,406,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	1,479,262
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61%	#	02/15/2048	3,678,091
33,396,257	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.46%	# I/O	02/18/2048	1,424,250
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.28%	# ^ I/O	07/15/2050	644,789
2,957,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68%	#	10/15/2048	3,172,199
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68%	#	12/15/2047	4,632,951
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/17/2047	5,009,471
47,959,418	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.55%	# I/O	09/17/2049	3,064,238
3,194,000	Morgan Stanley Capital Trust , Series 2018-H3-C	5.01%	#	07/17/2051	3,331,759
1,626,480	Morgan Stanley Capital Trust, Series 2011-C1-XA	0.64%	# ^ I/O	09/17/2047	21
29,952,034	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.72%	# I/O	08/17/2049	1,882,599
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35%	^	11/15/2034	2,555,355
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30%	^	11/15/2034	3,706,865
2,183,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50%	^	11/15/2034	1,595,330
11,179,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20%	^	10/15/2037	10,612,710
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.36%	^	06/15/2035	1,919,528
916,736	PFP Ltd., Series 2019-5-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.12%	^	04/14/2036	905,048
52,819,597	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.12%	# I/O	10/13/2048	3,905,518
1,374,000	UBS Commercial Mortgage Trust, Series 2013-C5-D	4.23%	# ^	03/12/2046	728,043
6,795,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	7,050,181
11,933,000	UBS Commercial Mortgage Trust, Series 2017-C2-B	3.99%	#	08/15/2050	12,790,510
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15%	#	12/16/2050	2,642,388
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.74%	#	12/16/2050	6,988,239
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.26%	#	05/15/2051	611,859
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	5.06%	#	06/16/2051	7,148,660
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	5.13%	#	08/17/2051	2,813,980
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	#	02/17/2051	5,594,043
9,831,913	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.98%	# ^ I/O	08/12/2049	272,418
416,395	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.46%	# I/O	11/15/2048	3
9,344,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-B	3.84%	#	06/17/2052	9,962,812
2,031,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/17/2050	1,194,345
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.24%	#	05/15/2048	2,144,293
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	#	11/15/2048	4,813,882
42,322,010	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.23%	# I/O	05/15/2048	1,661,833
4,207,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.65%	#	09/15/2057	4,442,136
7,353,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.82%	#	12/17/2048	7,773,075
72,908,506	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.08%	# I/O	12/17/2048	2,587,508
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88%	#	01/17/2059	4,617,065
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/17/2059	4,493,652
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	7,863,211
2,518,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.64%	#	12/15/2049	2,636,957
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.56%	#	12/17/2059	2,771,922
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/16/2051	2,707,422
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.14%	#	08/17/2051	7,333,059
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10%	#	09/16/2061	12,352,849
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.29%	#	01/18/2052	6,921,160
2,558,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-B	4.55%		03/15/2052	2,957,944
21,194,087	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.45%	# I/O	03/15/2052	1,784,515
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-B	4.19%		05/15/2052	11,338,552
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/17/2052	10,566,726
12,577,227	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.04%	# ^ I/O	11/17/2045	372,620

69,141,201	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.19%	# I/O	08/16/2047	2,152,981
48,732,311	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.95%	# I/O	09/17/2057	1,224,380
79,176,075	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.76%	# I/O	11/18/2049	4,853,778

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $872,315,629)					812,312,898

Non-Agency Residential Collateralized Mortgage Obligations - 10.9%
8,415,145	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.62%	#	03/25/2037	6,959,133
31,693	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.53%	# ^	11/25/2037	33,487
11,421,966	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	10,456,657
8,038,955	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	6,303,405
8,496,505	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		06/25/2047	6,501,992
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47%	# ^	01/20/2039	3,150,035
3,790,937	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65%	# ^	09/25/2048	3,883,588
4,127,884	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75%	# ^	09/25/2048	4,227,944
3,927,810	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85%	# ^	09/25/2048	4,016,731
357,711	Banc of America Funding Corporation, Series 2005-G-A3	3.71%	#	10/20/2035	347,340
266,665	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	267,259
169,375	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	165,925
1,657,031	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47%	^§	06/28/2034	1,662,530
254,604	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	189,175
2,058,427	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.57%	#	07/25/2037	1,939,936
959,202	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	218,478
20,000,000	CIM Trust, Series 2016-2RR-B2	6.32%	# ^ Þ	02/29/2056	19,268,096
20,000,000	CIM Trust, Series 2016-3RR-B2	6.30%	# ^ Þ	02/29/2056	19,018,774
23,055,856	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	23,508,152
6,953,000	CIM Trust, Series 2020-R2-M2	3.00%	# ^	10/25/2059	7,064,469
53,413	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	55,179
924,759	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.26%		09/25/2036	950,164
238,333	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	4.59%	ß	05/25/2036	128,358
850,300	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.87%	# ^	05/25/2037	854,584
5,144,304	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.22%		01/25/2037	2,922,673
10,945,764	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00%	# ^	02/25/2037	10,322,043
39,555,866	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	^	10/25/2058	39,663,735
4,505,601	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	^§	09/25/2059	4,550,849
3,794,500	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	3.00%	# ^	09/25/2064	3,856,837
102,466	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	100,700
49,341	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	46,488
385,840	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	388,132
5,865,071	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	5,797,072
1,072,326	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,118,217
117,220	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	113,294
172,742	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	117,641
720,137	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	673,520
118,764	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	0.85%		10/25/2035	87,428
291,558	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	221,625
7,608,927	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	6,177,414
1,206,089	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	893,563
1,274,475	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		08/25/2037	456,041
369,056	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	53.35%	I/F	08/25/2037	995,373
75,322	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	29.22%	I/F	08/25/2037	127,184
358,172	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	303,905
1,713,796	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.65%		09/25/2037	666,506
1,683,513	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35%	I/F I/O	09/25/2037	567,403
722,069	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	142,270
16,219	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.51%	#	02/25/2033	15,543
262,167	Countrywide Home Loans, Series 2005-28-A7	5.25%		11/01/2035	208,934
589,684	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	453,327
226,776	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	194,826
616,483	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	473,505
85,058	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	77,285
967,144	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	956,640
4,140,338	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00%	^	01/27/2038	3,021,321
8,867,612	Credit-Based Asset Servicing & Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	2.02%	^	04/25/2037	8,065,182
2,810,383	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,716,578
33,657	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		05/25/2021	30,187
61,757	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	19,326
22,502	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	21,905
11,160,902	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32%	# ^	10/25/2058	11,267,222
1,568,560	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	1,576,075
18,645,781	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	19,122,241
36,954,790	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	37,118,984
21,992,822	CSMC Trust, Series 2019-JR1-A1	4.10%	# ^	09/27/2066	22,293,173
45,583,314	CSMC Trust, Series 2020-RPL1-PT1	3.47%	^	01/29/2050	43,296,262
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50%	# ^	01/25/2060	9,210,857
544,701	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91%	^I/F	04/15/2036	503,181
104,840	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	14.31%	^I/F	04/15/2036	110,315
1,099,171	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.91%	^I/F	04/15/2036	1,110,895
7,049,677	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	6,927,063
14,370,565	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		03/25/2037	10,238,512
292,519	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	211,310
3,374,968	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	2,355,996
60,107	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	52,769
19,200,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23%	# ^	09/25/2026	18,833,397
16,985,972	GCAT LLC, Series 2020-2-A1	3.72%	^§	06/25/2025	17,024,604
2,460,768	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	2,456,733
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29%	# ^	09/27/2060	7,607,606
35,719	GSAA Home Equity Trust, Series 2005-7-AF5	5.11%		05/25/2035	36,342
1,223,422	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	967,609
1,025,937	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	634,081
2,401,488	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	2,415,789

25,771,381	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.37%		08/25/2046	9,087,785
282,701	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	370,391
19,200,000	Headlands Residential LLC, Series 2019-RPL1-NOTE	3.97%	^§	06/25/2024	19,346,849
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90%	# ^	05/25/2065	5,454,092
9,000,000	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23%	^§	08/25/2025	9,020,244
25,888,251	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		10/25/2036	11,720,225
34,329,445	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.42%		02/25/2037	29,740,803
297,378	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	286,939
6,411,113	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31%	ß	08/25/2036	6,186,247
159,460	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12%	ß	08/25/2036	156,125
157,467	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71%	ß	12/25/2036	157,044
17,082,571	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		07/25/2036	10,809,837
21,867,208	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		08/25/2036	17,908,869
4,166,292	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	4,643,669
215,217	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	158,341
32,823,286	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00%	^§	04/25/2058	33,434,784
1,351,299	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	^§	05/25/2059	1,366,108
35,235,043	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	4.30%	^	06/25/2058	35,137,372
5,048,862	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47%	^§	11/25/2061	5,058,940
37,002,054	Legacy Mortgage Asset Trust, Series 2020-GS2-A1	2.75%	^§	03/25/2060	37,166,191
478,419	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	335,603
35,469	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	30.00%	I/F	01/25/2037	63,083
624,603	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	348,617
124,926	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		03/25/2037	106,782
4,921,356	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		02/25/2036	4,629,839
6,894,121	Lehman XS Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		02/25/2037	6,549,026
39,178,860	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		03/25/2046	19,379,667
15,070,648	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		05/25/2046	7,024,694
18,337,629	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		07/25/2036	9,733,109
95,298	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	97,319
6,160,297	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	4,466,996
40,235	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	21,343
1,381,455	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,236,275
13,663,872	Merrill Lynch Alternative Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		08/25/2037	13,057,470
2,079,100	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	1,312,556
15,300,801	MFA LLC, Series 2018-NPL1-A1	3.88%	^§	05/26/2048	15,301,785
20,126	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2033	20,310
748,005	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	742,244
2,304,277	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.01%	#	06/25/2036	1,919,463
646,032	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	# ^	05/27/2037	640,874
1,939,089	New Residential Mortgage Loan Trust, Series 2020-NPL1-A1	4.34%	^§	07/25/2060	1,944,803
39,106,812	New Residential Mortgage Loan Trust, Series 2020-NPL2-A1	3.23%	^§	08/25/2060	39,179,234
188,650	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	84,117
564,275	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	237,742
968,675	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	398,613
10,998,315	NRPL Trust, Series 2019-3A-A1	3.00%	^§	07/25/2059	11,112,535
46,628	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	1.12%		11/25/2034	46,035
25,819,504	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		07/25/2037	23,433,043
16,641,927	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50%	^	02/27/2023	16,141,255
8,224,353	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	8,144,954
3,357,819	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72%	^§	01/29/2059	3,384,670
12,362,022	PRPM LLC, Series 2019-2A-A1	3.97%	^§	04/25/2024	12,486,779
30,213,187	PRPM LLC, Series 2019-3A-A1	3.35%	^§	07/25/2024	30,176,166
14,206,925	PRPM LLC, Series 2019-GS1-A1	3.50%	# ^	10/25/2024	14,250,204
12,362,000	PRPM LLC, Series 2020-3-A1	2.86%	^§	09/25/2025	12,361,792
8,173,749	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	5,598,874
29,091,756	Redwood Funding Trust, Series 2019-1-PT	4.21%	^§	09/27/2024	29,367,225
230,921	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	227,012
283,175	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	278,808
3,089,996	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	3,140,993
2,982,172	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	2,900,540
605,048	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	588,870
28,511	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	27,770
1,012,641	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	981,236
3,574,386	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	3,488,563
119,362	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.64%		12/25/2034	122,106
206,665	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	158,202
263,381	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	192,323
51,309	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	41,705
1,613,806	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	640,142
131,394	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	27.81%	I/F Þ	01/25/2046	193,220
73,018	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	68,580
361,391	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	354,790
729,987	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	701,139
464,195	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	420,149
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24%	# ^	01/25/2060	5,000,953
8,598,022	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00%	#	11/26/2057	9,578,298
23,939,974	Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	26,611,182
21,955,176	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		12/25/2036	7,517,608
33,791,958	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	2.23%	# ^	02/25/2045	28,651,745
5,812,078	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.45%	# ^	12/26/2059	5,236,876
6,646,756	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	3.05%	# ^	10/25/2044	6,387,986
6,424,266	Sequoia Mortgage Trust, Series 2007-3-2AA1	3.26%	#	07/20/2037	5,848,880
8,923,173	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%		09/25/2037	7,279,965
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73%	# ^	02/25/2050	5,812,419
4,142,958	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		09/25/2036	3,177,574
1,087,588	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.50%	^	03/25/2035	965,634
1,087,588	Structured Asset Securities Corporation, Series 2005-RF1-AIO	4.67%	# ^ I/O	03/25/2035	192,455
14,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72%	§	09/25/2022	14,306,705
21,474,130	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59%	^	04/25/2048	21,632,274

3,263,681	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91%	^	04/25/2048	3,299,103
1,492,240	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26%	^	04/25/2048	1,507,336
985,251	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41%	^	04/25/2048	986,165
12,276,937	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/25/2048	12,491,778
4,852,861	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94%	# ^	03/25/2049	4,954,144
1,309,464	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01%	# ^	03/25/2049	1,310,749
1,478,948	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12%	# ^	03/25/2049	1,450,960
4,680,469	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35%	^§	08/25/2049	4,693,321
2,193,186	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35%	^§	09/25/2049	2,199,519
2,545,027	Vericrest Opportunity Loan Trust, Series 2019-NPL7-A1A	3.18%	^§	10/25/2049	2,554,418
9,310,828	Vericrest Opportunity Loan Trust, Series 2020-NPL5-A1A	2.98%	^§	03/25/2050	9,320,834
14,000,000	Verus Securitization Trust, Series 2017-1A-A1	3.60%	^	08/25/2050	14,107,408
7,151,000	Verus Securitization Trust, Series 2020-3-M1	3.97%	# ^	04/25/2060	7,177,730
1,935,914	VOLT LLC, Series 2019-NP10-A1A	3.43%	^§	12/25/2049	1,940,010
13,744,323	VOLT LLC, Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	13,774,312
20,415,154	VOLT LLC, Series 2020-NPL1-A1A	3.23%	^§	01/25/2050	20,489,399
11,271,447	VOLT LLC, Series 2020-NPL3-A1A	2.98%	^§	02/25/2050	11,291,046
7,044,329	WaMu Mortgage Pass Through Certificates Trust, Series 2007-HY7-2A1	3.07%	#	07/25/2037	6,723,995
8,632,944	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A5	4.23%	ß	10/25/2036	4,538,411
110,637	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	110,737
659,368	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	619,919
1,804,881	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		02/25/2036	1,856,335
3,836,558	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.23%	ß	10/25/2036	2,015,912
2,376,422	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	1.93%		01/25/2047	2,261,381
6,964,774	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		02/25/2037	6,314,059
1,274,159	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,229,396
90,103	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	38.59%	I/F	06/25/2037	201,201
8,213,151	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	5,632,210
643,125	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	636,036
19,003	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	3.09%	#	08/25/2035	19,038
554,758	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	556,766
44,627	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	45,044

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,273,426,367)					1,273,688,204

US Corporate Bonds - 14.2%
13,171,000	AbbVie, Inc.	4.70%		05/14/2045	16,210,943
3,420,000	Activision Blizzard, Inc.	1.35%		09/15/2030	3,341,476
1,235,000	Advanced Drainage Systems, Inc.	5.00%	^	09/30/2027	1,294,972
12,868,000	Air Lease Corporation	3.75%		02/01/2022	13,132,061
1,620,000	Air Lease Corporation	2.30%		02/01/2025	1,592,324
1,495,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	1,500,449
1,285,000	Albertsons LLC	4.63%	^	01/15/2027	1,316,155
1,215,000	Albertsons LLC	3.50%	^	03/15/2029	1,181,587
1,750,000	Alcoa Nederland Holding B.V.	6.13%	^	05/15/2028	1,847,344
10,410,000	Alexandria Real Estate Equities, Inc.	4.00%		01/15/2024	11,458,882
1,235,000	Alliant Holdings Intermediate LLC	6.75%	^	10/15/2027	1,297,750
1,120,000	Allied Universal Holding Company	6.63%	^	07/15/2026	1,194,200
2,155,000	Allied Universal Holding Company	9.75%	^	07/15/2027	2,345,200
12,330,000	Altria Group, Inc.	4.80%		02/14/2029	14,642,552
1,126,000	AMC Merger, Inc.	8.00%	^	05/15/2025	888,014
1,085,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	1,052,775
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,911,736
14,172,000	American Tower Corporation	3.60%		01/15/2028	15,918,782
989,000	Antero Midstream Partners LP	5.75%	^	03/01/2027	820,870
4,135,000	Anthem, Inc.	2.38%		01/15/2025	4,397,062
650,000	Apache Corporation	4.63%		11/15/2025	620,750
1,165,000	Apache Corporation	4.38%		10/15/2028	1,068,159
11,345,000	Apple, Inc.	4.65%		02/23/2046	15,849,560
1,540,000	Aramark Services, Inc.	6.38%	^	05/01/2025	1,606,104
590,000	Arconic Corporation	6.00%	^	05/15/2025	631,182
2,000,000	Arconic Corporation	6.13%	^	02/15/2028	2,058,750
398,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	413,641
300,000	Ardagh Packaging Finance, Inc.	5.25%	^	04/30/2025	313,903
975,000	Ardagh Packaging Finance, Inc.	5.25%	^	08/15/2027	994,500
1,185,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,196,850
4,590,000	Arizona Public Service Company	3.35%		05/15/2050	5,057,531
7,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	8,148,856
340,000	Asbury Automotive Group, Inc.	4.50%	^	03/01/2028	342,762
340,000	Asbury Automotive Group, Inc.	4.75%	^	03/01/2030	343,187
690,000	Ascend Learning LLC	6.88%	^	08/01/2025	704,735
2,655,000	Ascend Learning LLC	6.88%	^	08/01/2025	2,740,478
1,000,000	ASGN, Inc.	4.63%	^	05/15/2028	1,005,810
2,980,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	3,044,562
23,410,000	AT&T, Inc.	3.50%	^	09/15/2053	22,917,108
13,989,000	Athene Global Funding	3.00%	^	07/01/2022	14,450,145
885,000	Avantor, Inc.	4.63%	^	07/15/2028	919,294
1,285,000	Avaya, Inc.	6.13%	^	09/15/2028	1,317,125
13,368,000	AXA Equitable Holdings, Inc.	3.90%		04/20/2023	14,369,134
685,000	Axalta Coating Systems LLC	4.75%	^	06/15/2027	704,694
990,000	B&G Foods, Inc.	5.25%		04/01/2025	1,018,215
785,000	B&G Foods, Inc.	5.25%		09/15/2027	819,744
535,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	566,297
12,495,000	Bank of America Corporation (3 Month LIBOR USD + 1.21%)	3.97%		02/07/2030	14,542,276
1,090,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	1,129,240
2,355,000	Bausch Health Companies, Inc.	7.00%	^	01/15/2028	2,494,392
1,040,000	Bausch Health Companies, Inc.	6.25%	^	02/15/2029	1,071,200
1,315,000	Bausch Health Companies, Inc.	5.25%	^	01/30/2030	1,297,090
2,045,000	Beacon Roofing Supply, Inc.	4.88%	^	11/01/2025	2,007,812
820,000	Beacon Roofing Supply, Inc.	4.50%	^	11/15/2026	845,371
21,165,000	Becton Dickinson and Company	2.89%		06/06/2022	21,900,859

13,015,000	Boston Properties LP	3.40%		06/21/2029	14,182,691
125,000	Boxer Parent Company, Inc.	7.13%	^	10/02/2025	133,687
2,065,000	Boyd Gaming Corporation	4.75%		12/01/2027	2,030,535
3,465,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,633,555
12,260,000	Bristol-Myers Squibb Company	4.35%		11/15/2047	16,250,953
11,507,000	Broadcom, Inc.	3.15%		11/15/2025	12,425,636
11,625,000	Brooklyn Union Gas Company	4.49%	^	03/04/2049	14,946,472
599,000	Builders FirstSource, Inc.	6.75%	^	06/01/2027	642,427
1,300,000	Builders FirstSource, Inc.	5.00%	^	03/01/2030	1,347,937
7,580,000	Burlington Northern Santa Fe LLC	3.05%		02/15/2051	8,292,007
860,000	BWX Technologies, Inc.	4.13%	^	06/30/2028	882,037
680,000	BY Crown Parent LLC	4.25%	^	01/31/2026	693,175
900,000	Cablevision Lightpath LLC	3.88%	^	09/15/2027	901,687
500,000	Cablevision Lightpath LLC	5.63%	^	09/15/2028	508,987
890,000	Calpine Corporation	4.50%	^	02/15/2028	912,980
555,000	Calpine Corporation	5.13%	^	03/15/2028	575,210
600,000	Calpine Corporation	4.63%	^	02/01/2029	600,375
400,000	Camelot Finance S.A.	4.50%	^	11/01/2026	409,936
4,070,000	Campbell Soup Company	2.38%		04/24/2030	4,236,379
4,050,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	0.99%		01/30/2023	4,053,427
595,000	Carnival Corporation	11.50%	^	04/01/2023	667,849
8,420,000	Carrier Global Corporation	3.38%	^	04/05/2040	8,818,949
705,000	Carvana Company	8.88%	^	10/01/2023	736,288
525,000	Carvana Company	5.63%	^	10/01/2025	519,094
580,000	Castle US Holding Corporation	9.50%	^	02/15/2028	554,535
2,165,000	Catalent Pharma Solutions, Inc.	5.00%	^	07/15/2027	2,255,259
4,771,000	CCO Holdings LLC	5.75%	^	02/15/2026	4,967,804
1,255,000	CCO Holdings LLC	5.00%	^	02/01/2028	1,320,574
2,520,000	CCO Holdings LLC	4.75%	^	03/01/2030	2,671,200
1,275,000	CCO Holdings LLC	4.50%	^	08/15/2030	1,340,407
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,740,458
1,165,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	773,146
1,580,000	Centene Corporation	4.25%		12/15/2027	1,657,017
660,000	Centene Corporation	3.00%		10/15/2030	673,200
1,165,000	Century Communities, Inc.	6.75%		06/01/2027	1,238,284
1,305,000	CenturyLink, Inc.	5.13%	^	12/15/2026	1,342,643
1,170,000	CenturyLink, Inc.	4.00%	^	02/15/2027	1,190,218
1,645,000	CFX Escrow Corporation	6.38%	^	02/15/2026	1,746,274
1,230,000	Charles River Laboratories International, Inc.	4.25%	^	05/01/2028	1,292,951
14,165,000	Charles Schwab Corporation	3.55%		02/01/2024	15,488,880
12,776,000	Charter Communications Operating LLC	4.91%		07/23/2025	14,782,711
2,670,000	Cheniere Energy Partners LP	5.25%		10/01/2025	2,734,080
390,000	Cheniere Energy Partners LP	5.63%		10/01/2026	406,263
8,755,000	Cigna Corporation	4.90%		12/15/2048	11,428,053
7,655,000	Cigna Corporation (3 Month LIBOR USD + 0.89%)	1.17%		07/15/2023	7,738,322
1,765,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	1,822,371
23,400,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	1.38%		05/17/2024	23,614,933
2,140,000	Clean Harbors, Inc.	4.88%	^	07/15/2027	2,223,867
460,000	Clean Harbors, Inc.	5.13%	^	07/15/2029	500,390
1,284,000	Clear Channel Worldwide Holdings, Inc.	9.25%		02/15/2024	1,248,054
1,265,000	Clearway Energy Operating LLC	4.75%	^	03/15/2028	1,313,627
1,710,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	1,737,463
5,155,000	Comcast Corporation	3.95%		10/15/2025	5,918,231
7,085,000	Comcast Corporation	3.40%		04/01/2030	8,192,394
10,690,000	Comcast Corporation	1.50%		02/15/2031	10,544,723
6,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	7,102,595
815,000	Constellation Brands, Inc.	2.88%		05/01/2030	881,920
1,380,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	1,150,430
953,000	Cornerstone Building Brands, Inc.	6.13%	^	01/15/2029	965,508
6,377,000	Corning, Inc.	4.38%		11/15/2057	7,781,943
2,595,000	Costco Wholesale Corporation	1.75%		04/20/2032	2,668,339
1,810,000	CRC Issuer LLC	5.25%	^	10/15/2025	1,753,555
1,945,000	Credit Acceptance Corporation	6.63%		03/15/2026	2,016,722
12,965,000	Crown Castle International Corporation	3.65%		09/01/2027	14,522,052
815,000	Crown Castle International Corporation	3.80%		02/15/2028	923,971
2,940,000	CSC Holdings LLC	5.75%	^	01/15/2030	3,128,057
1,200,000	CSC Holdings LLC	4.63%	^	12/01/2030	1,207,338
2,325,000	CSI Compressco LP	7.50%	^	04/01/2025	2,053,010
13,890,000	CSX Corporation	3.80%		11/01/2046	16,190,562
5,420,000	CVS Health Corporation	5.05%		03/25/2048	6,914,939
2,200,000	Dana Financing Ltd.	5.75%	^	04/15/2025	2,256,375
410,000	Dana, Inc.	5.38%		11/15/2027	421,019
965,000	Dana, Inc.	5.63%		06/15/2028	997,940
785,000	DaVita, Inc.	4.63%	^	06/01/2030	806,215
575,000	Dealer Tire LLC	8.00%	^	02/01/2028	587,937
460,000	Delta Air Lines, Inc.	7.00%	^	05/01/2025	505,694
695,000	Delta Air Lines, Inc.	4.75%	^	10/20/2028	722,093
1,565,000	Diamond Sports Group LLC	5.38%	^	08/15/2026	1,111,017
3,690,000	Diamondback Energy, Inc.	2.88%		12/01/2024	3,740,491
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,939,716
3,000,000	Digital Realty Trust	3.60%		07/01/2029	3,444,856
17,835,000	Discover Financial Services	4.10%		02/09/2027	19,785,752
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,371,562
890,000	Dollar Tree, Inc.	4.00%		05/15/2025	1,005,178
4,400,000	DTE Energy Company	2.95%		03/01/2030	4,751,636
2,095,000	Duke Energy Corporation	3.75%		09/01/2046	2,388,270
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	8,998,161
9,090,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	11,338,710
564,000	Dun & Bradstreet Corporation	6.88%	^	08/15/2026	606,822
852,000	Dun & Bradstreet Corporation	10.25%	^	02/15/2027	966,862

5,315,000	DuPont de Nemours, Inc.	5.42%		11/15/2048	7,130,585
8,228,000	East Ohio Gas Company	3.00%	^	06/15/2050	8,588,660
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,011,726
1,425,000	Eldorado Resorts, Inc.	6.25%	^	07/01/2025	1,487,351
17,075,000	Eli Lilly and Company	2.25%		05/15/2050	16,178,260
1,256,000	Embarq Corporation	8.00%		06/01/2036	1,489,534
535,000	Emergent BioSolutions, Inc.	3.88%	^	08/15/2028	538,440
5,525,000	Enable Midstream Partners LP	4.40%		03/15/2027	5,312,535
620,000	Encompass Health Corporation	4.50%		02/01/2028	624,148
215,000	Encompass Health Corporation	4.75%		02/01/2030	218,489
940,000	Encompass Health Corporation	4.63%		04/01/2031	940,000
790,000	Endeavor Energy Resources LP	6.63%	^	07/15/2025	812,957
500,000	Endo Finance LLC	6.00%	^	07/15/2023	396,557
2,310,000	Energizer Holdings, Inc.	7.75%	^	01/15/2027	2,528,006
13,325,000	Energy Transfer Operating LP	4.75%		01/15/2026	14,208,078
1,250,000	Energy Transfer Operating LP	4.20%		04/15/2027	1,294,842
3,785,000	Entergy Corporation	2.80%		06/15/2030	4,107,134
880,000	Envision Healthcare Corporation	8.75%	^	10/15/2026	407,933
2,445,000	EOG Resources, Inc.	4.38%		04/15/2030	2,885,832
425,000	EQM Midstream Partners LP	6.50%	^	07/01/2027	451,110
1,095,000	EQT Corporation	7.88%		02/01/2025	1,215,280
5,010,000	Equinix, Inc.	1.80%		07/15/2027	5,061,799
1,651,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	1,669,945
7,850,000	Essential Utilities, Inc.	2.70%		04/15/2030	8,411,065
8,130,000	Eversource Energy	1.65%		08/15/2030	8,114,514
3,954,000	Exelon Corporation	3.40%		04/15/2026	4,431,525
7,820,000	Expedia Group, Inc.	3.80%		02/15/2028	7,880,488
755,000	Extraction Oil & Gas, Inc.	5.63%	^Ω	02/01/2026	191,438
5,840,000	Exxon Mobil Corporation	2.61%		10/15/2030	6,315,560
6,320,000	Exxon Mobil Corporation	4.23%		03/19/2040	7,761,841
6,367,000	FedEx Corporation	4.75%		11/15/2045	7,886,599
1,560,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	1,712,100
2,165,000	FirstEnergy Corporation	2.25%		09/01/2030	2,119,645
2,125,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	2,130,312
605,000	Ford Motor Company	9.00%		04/22/2025	694,416
1,535,000	Ford Motor Company	7.45%		07/16/2031	1,763,231
2,700,000	Ford Motor Credit Company LLC	5.75%		02/01/2021	2,727,999
2,800,000	Ford Motor Credit Company LLC	4.25%		09/20/2022	2,828,840
2,900,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	2,871,000
1,535,000	Front Range BidCo, Inc.	4.00%	^	03/01/2027	1,512,789
720,000	Front Range BidCo, Inc.	6.13%	^	03/01/2028	743,278
2,535,000	Frontdoor, Inc.	6.75%	^	08/15/2026	2,708,800
525,000	Frontier Communications Corporation	8.50%	Ω	04/15/2020	206,062
945,000	Frontier Communications Corporation	7.13%	Ω	01/15/2023	363,825
765,000	Frontier Communications Corporation	8.50%	^	04/01/2026	772,650
1,335,000	Frontier Communications Corporation	8.00%	^	04/01/2027	1,332,497
1,068,000	FTS International, Inc.	0.00%		05/01/2022	368,460
1,455,000	Gates Global LLC	6.25%	^	01/15/2026	1,497,442
1,140,000	GCI LLC	4.75%	^	10/15/2028	1,157,111
6,426,000	General Electric Company	5.88%		01/14/2038	7,506,616
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,569,418
13,645,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	1.29%		01/05/2023	13,502,359
3,440,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	3,633,500
13,980,000	Georgia Power Company	2.20%		09/15/2024	14,753,720
1,782,350	Global Aircraft Leasing Company (PIK 7.25%)	6.50%	^	09/15/2024	1,000,344
1,660,000	Gogo Intermediate	9.88%	^	05/01/2024	1,777,652
1,035,000	Golden Entertainment, Inc.	7.63%	^	04/15/2026	1,025,131
2,445,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	2,044,631
500,000	Golden Nugget, Inc.	8.75%	^	10/01/2025	395,312
18,188,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	1.45%		05/15/2026	18,381,213
860,000	Gray Television, Inc.	5.13%	^	10/15/2024	878,813
1,510,000	Gray Television, Inc.	7.00%	^	05/15/2027	1,638,935
1,295,000	Griffon Corporation	5.75%		03/01/2028	1,354,868
420,000	Group 1 Automotive, Inc.	4.00%	^	08/15/2028	413,438
1,090,000	GTT Communications, Inc.	7.88%	^	12/31/2024	565,437
1,695,000	Gulfport Energy Corporation	6.38%		05/15/2025	1,040,128
4,305,000	Halliburton Company	2.92%		03/01/2030	4,235,647
8,467,000	Hasbro, Inc.	3.50%		09/15/2027	8,825,862
3,225,000	HCA, Inc.	5.38%		09/01/2026	3,569,672

5,240,000	HCA, Inc.	4.13%		06/15/2029	5,927,111
1,805,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20%	^	06/01/2050	1,877,108
1,540,000	Hess Midstream Operations LP	5.63%	^	02/15/2026	1,571,732
1,075,000	Hess Midstream Operations LP	5.13%	^	06/15/2028	1,073,549
985,000	Hexion, Inc.	7.88%	^	07/15/2027	989,777
1,797,000	HilCorporationEnergy LP	6.25%	^	11/01/2028	1,641,488
755,000	Hillman Group, Inc.	6.38%	^	07/15/2022	740,666
975,000	Hill-Rom Holdings, Inc.	4.38%	^	09/15/2027	1,011,940
80,000	Hilton Domestic Operating Company, Inc.	5.38%	^	05/01/2025	83,182
90,000	Hilton Domestic Operating Company, Inc.	5.75%	^	05/01/2028	95,344
5,830,000	Home Depot, Inc.	3.90%		06/15/2047	7,194,513
2,410,000	Horizon Pharma USA, Inc.	5.50%	^	08/01/2027	2,561,685
14,325,000	Hyundai Capital America	2.65%	^	02/10/2025	14,778,842
660,000	Hyundai Capital America	1.80%	^	10/15/2025	657,147
1,890,000	IAA, Inc.	5.50%	^	06/15/2027	1,971,506
2,405,000	Icahn Enterprises LP	6.25%		05/15/2026	2,512,840
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,358,403
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	226,967
960,000	iHeartCommunications, Inc.	5.25%	^	08/15/2027	937,622
1,115,000	Illuminate Buyer LLC	9.00%	^	07/01/2028	1,197,231
875,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	853,808
1,435,000	Installed Building Products, Inc.	5.75%	^	02/01/2028	1,515,446
2,045,000	IQVIA, Inc.	5.00%	^	05/15/2027	2,148,344
864,000	IRB Holding Corporation	7.00%	^	06/15/2025	922,774
2,054,000	IRB Holding Corporation	6.75%	^	02/15/2026	2,057,851
1,380,000	Iron Mountain, Inc.	4.88%	^	09/15/2029	1,405,530
850,000	Iron Mountain, Inc.	4.50%	^	02/15/2031	856,282
1,000,000	iStar, Inc.	4.75%		10/01/2024	969,275
625,000	Jaguar Holding Company	5.00%	^	06/15/2028	653,125
216,000	JBS Finance, Inc.	5.88%	^	07/15/2024	220,477
275,000	JBS Finance, Inc.	5.75%	^	06/15/2025	284,158
1,140,000	JBS Finance, Inc.	6.50%	^	04/15/2029	1,266,791
600,000	JBS Finance, Inc.	5.50%	^	01/15/2030	654,750
2,160,000	JELD-WEN, Inc.	4.63%	^	12/15/2025	2,178,673
9,885,000	JP Morgan Chase & Company (Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	10,548,435
2,465,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	2,468,032
4,727,000	Keurig Dr Pepper, Inc.	3.80%		05/01/2050	5,445,755
10,619,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	13,907,727
1,445,000	Kraft Heinz Foods Company	5.00%		07/15/2035	1,665,970
4,000,000	Kraft Heinz Foods Company	5.20%		07/15/2045	4,377,430
1,525,000	Kraton Polymers LLC	7.00%	^	04/15/2025	1,558,359
1,475,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	1,545,217
6,515,000	Kroger Company	3.40%		04/15/2022	6,759,821
6,585,000	Lam Research Corporation	2.88%		06/15/2050	6,835,361
790,000	LifePoint Health, Inc.	6.75%	^	04/15/2025	833,450
1,320,000	LifePoint Health, Inc.	4.38%	^	02/15/2027	1,324,950
1,480,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	1,469,810
2,990,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	2,892,825
650,000	Live Nation Entertainment, Inc.	6.50%	^	05/15/2027	702,338
10,312,000	Lockheed Martin Corporation	4.70%		05/15/2046	14,057,102
560,000	Logan Merger Sub, Inc.	5.50%	^	09/01/2027	569,450
2,240,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	2,158,565
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,275,909
12,569,000	Marathon Petroleum Corporation	5.13%		12/15/2026	14,579,600
1,925,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	1,979,747
13,510,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	14,592,449
2,250,000	Masonite International Corporation	5.75%	^	09/15/2026	2,353,635
1,085,000	Match Group, Inc.	5.00%	^	12/15/2027	1,148,538
590,000	Match Group, Inc.	4.63%	^	06/01/2028	608,806
1,520,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	1,491,082
6,880,000	McDonald’s Corporation	3.60%		07/01/2030	8,004,337
7,020,000	McDonald’s Corporation	4.45%		03/01/2047	8,728,921
13,650,000	Merck & Company, Inc.	3.40%		03/07/2029	15,907,742
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	55,504
1,710,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	1,845,201
1,495,000	MGM Resorts International	6.75%		05/01/2025	1,569,159
755,000	MGM Resorts International	5.75%		06/15/2025	793,260
6,665,000	Micron Technology, Inc.	2.50%		04/24/2023	6,926,676
1,385,000	Mileage Plus Holdings LLC	6.50%	^	06/20/2027	1,445,594
4,610,000	Mondelez International, Inc.	1.50%		05/04/2025	4,737,000
7,850,000	Mondelez International, Inc.	1.88%		10/15/2032	7,833,286
6,255,000	Monongahela Power Company	5.40%	^	12/15/2043	8,813,741
12,769,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	14,380,264
1,272,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	767,728
1,735,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	1,784,881
1,250,000	MPLX LP	4.00%		03/15/2028	1,365,657
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,885,447
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	1,003,276
1,020,000	Nabors Industries Ltd.	7.25%	^	01/15/2026	506,175
1,160,000	National FINL Partners Corporation	6.88%	^	08/15/2028	1,174,036
3,675,000	National Retail Properties, Inc.	2.50%		04/15/2030	3,673,874
235,000	Nationstar Mortgage Holdings, Inc.	6.00%	^	01/15/2027	239,954
1,325,000	Nationstar Mortgage Holdings, Inc.	5.50%	^	08/15/2028	1,325,828
2,795,000	Navient Corporation	6.50%		06/15/2022	2,857,888
955,000	Navient Corporation	5.00%		03/15/2027	898,092
1,935,000	NCL Corporation	3.63%	^	12/15/2024	1,358,128
7,668,000	NetApp, Inc.	1.88%		06/22/2025	7,956,684
860,000	Netflix, Inc.	5.88%		02/15/2025	971,245

765,000	Netflix, Inc.	5.38%	^	11/15/2029	902,624
550,000	Netflix, Inc.	4.88%	^	06/15/2030	628,031
590,000	Newell Brands, Inc.	4.88%		06/01/2025	637,200
1,025,000	Nexstar Broadcasting, Inc.	5.63%	^	07/15/2027	1,076,778
7,092,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	8,002,655
3,500,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	3,651,730
175,000	NFP Corporation	7.00%	^	05/15/2025	186,266
840,000	NGL Energy Partners LP	7.50%		04/15/2026	522,434
3,865,000	NiSource, Inc.	3.60%		05/01/2030	4,411,770
8,815,000	Northrop Grumman Corporation	5.15%		05/01/2040	11,868,331
775,000	Novelis Corporation	4.75%	^	01/30/2030	757,938
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,657,483
1,095,000	Oasis Petroleum, Inc.	6.88%	Ω	03/15/2022	259,378
1,055,000	Oasis Petroleum, Inc.	6.25%	^Ω	05/01/2026	252,572
1,303,000	Occidental Petroleum Corporation	2.70%		08/15/2022	1,219,862
820,000	Occidental Petroleum Corporation	8.00%		07/15/2025	826,646
2,480,000	Occidental Petroleum Corporation	3.50%		08/15/2029	1,905,632
1,920,000	Occidental Petroleum Corporation	6.63%		09/01/2030	1,774,800
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	161,727
13,103,000	Oncor Electric Delivery Company LLC	3.10%		09/15/2049	14,414,333
4,060,000	ONEOK, Inc.	3.40%		09/01/2029	3,993,117
265,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	258,016
9,455,000	ORACLE Corporation	3.85%		04/01/2060	11,167,452
230,000	Ortho Clinical Diagnostics, Inc.	7.38%	^	06/01/2025	233,881
1,275,000	Ortho-Clinical Diagnostics Inc.	7.25%	^	02/01/2028	1,328,391
7,645,000	Owens Corning	4.40%		01/30/2048	8,538,196
6,235,000	Packaging Corporation of America	3.40%		12/15/2027	6,968,021
1,445,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	1,517,864
745,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	774,167
2,235,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	1,986,122
1,985,000	Parsley Energy LLC	5.63%	^	10/15/2027	1,978,797
775,000	PBF Holding LLC	6.00%	^	02/15/2028	521,517
1,260,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	743,400
2,085,000	Penn National Gaming, Inc.	5.63%	^	01/15/2027	2,165,585
1,170,000	PennyMac Financial Services, Inc.	5.38%	^	10/15/2025	1,186,088
6,620,000	Penske Truck Leasing Company	4.20%	^	04/01/2027	7,428,667
1,915,000	Performance Food Group, Inc.	5.50%	^	10/15/2027	1,975,954
1,018,000	PetSmart, Inc.	5.88%	^	06/01/2025	1,044,570
650,000	PG&E Corporation	5.00%		07/01/2028	631,361
1,200,000	Pike Corporation	5.50%	^	09/01/2028	1,211,178
1,435,000	Pilgrim’s Pride Corporation	5.88%	^	09/30/2027	1,483,431
7,635,000	Pinnacle West Capital Corporation	1.30%		06/15/2025	7,757,952
8,225,000	Pioneer Natural Resources Corporation	1.90%		08/15/2030	7,740,877
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	1,701,313
430,000	Post Holdings, Inc.	5.50%	^	12/15/2029	460,648
1,785,000	Post Holdings, Inc.	4.63%	^	04/15/2030	1,838,550
715,000	Prime Security Services Borrower LLC	3.38%	^	08/31/2027	688,634
1,095,000	Prime Security Services Borrower LLC	6.25%	^	01/15/2028	1,110,231
7,705,000	Prudential Financial, Inc.	3.91%		12/07/2047	8,567,688
10,235,000	PSEG Power LLC	3.85%		06/01/2023	11,019,299
1,280,000	QEP Resources, Inc.	5.25%		05/01/2023	933,600
1,175,000	QEP Resources, Inc.	5.63%		03/01/2026	669,750
950,000	Radiate Finance, Inc.	4.50%	^	09/15/2026	953,363
355,000	Radiate Finance, Inc.	6.50%	^	09/15/2028	364,900
1,520,000	Radiology Partners, Inc.	9.25%	^	02/01/2028	1,584,600
940,000	Rattler Midstream LP	5.63%	^	07/15/2025	949,306
640,000	Realogy Group LLC	7.63%	^	06/15/2025	671,370
1,905,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	1,881,188
725,000	Reynolds Group Holdings, Inc.	4.00%	^	10/15/2027	730,583
1,023,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	716,100
16,420,000	Roper Technologies, Inc.	1.75%		02/15/2031	16,402,239
8,145,000	Royalty Pharma PLC	3.30%	^	09/02/2040	8,008,900
6,428,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	7,237,916
655,000	Sabre Global, Inc.	9.25%	^	04/15/2025	722,101
3,520,000	Schlumberger Investment S.A.	2.65%		06/26/2030	3,569,587
1,580,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	1,672,525
590,000	Science Applications International Corporation	4.88%	^	04/01/2028	600,036
1,820,000	Scientific Games International, Inc.	5.00%	^	10/15/2025	1,834,788
735,000	Scientific Games International, Inc.	8.25%	^	03/15/2026	770,438
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,540,669
1,145,000	Scripps Escrow, Inc.	5.88%	^	07/15/2027	1,106,356
2,895,000	Select Medical Corporation	6.25%	^	08/15/2026	3,015,258
13,839,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	14,697,149
2,022,000	Silgan Holdings, Inc.	4.13%		02/01/2028	2,067,495
1,722,000	Simon Property Group LP	2.45%		09/13/2029	1,707,780
1,395,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	1,455,264
1,100,000	Sirius XM Radio, Inc.	5.50%	^	07/01/2029	1,184,783
690,000	Sirius XM Radio, Inc.	4.13%	^	07/01/2030	707,968
2,520,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	2,374,672

840,000	Six Flags Theme Parks, Inc.	7.00%	^	07/01/2025	895,125
14,091,000	Smithfield Foods, Inc.	4.25%	^	02/01/2027	15,418,589
7,820,000	Southwest Airlines Company	4.75%		05/04/2023	8,357,817
1,230,000	Spectrum Brands, Inc.	5.00%	^	10/01/2029	1,279,200
850,000	Springleaf Finance Corporation	6.88%		03/15/2025	944,818
280,000	Springleaf Finance Corporation	7.13%		03/15/2026	313,167
390,000	Springleaf Finance Corporation	6.63%		01/15/2028	433,481
825,000	Springleaf Finance Corporation	5.38%		11/15/2029	860,063
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	4,945,188
1,175,000	Staples, Inc.	7.50%	^	04/15/2026	1,084,678
500,000	Staples, Inc.	10.75%	^	04/15/2027	401,563
1,745,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	1,873,362
2,608,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	2,358,988
1,910,000	Sunoco LP	5.50%		02/15/2026	1,914,412
1,010,000	Sunoco LP	6.00%		04/15/2027	1,039,669
700,000	Switch Ltd.	3.75%	^	09/15/2028	708,750
15,110,000	Synchrony Financial	3.95%		12/01/2027	16,261,961
12,585,000	Sysco Corporation	3.30%		02/15/2050	12,049,796
800,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	836,000
2,090,000	Targa Resources Partners Finance Corporation	4.88%	^	02/01/2031	2,027,927
14,277,000	Target Corporation	3.38%		04/15/2029	16,602,026
3,600,000	Tempo Acquisition LLC	6.75%	^	06/01/2025	3,680,946
3,115,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,240,425
1,760,000	Tenet Healthcare Corporation	7.00%		08/01/2025	1,814,868
1,800,000	Tenet Healthcare Corporation	4.88%	^	01/01/2026	1,829,232
1,930,000	Tenet Healthcare Corporation	6.25%	^	02/01/2027	1,994,858
750,000	Tenet Healthcare Corporation	5.13%	^	11/01/2027	773,325
1,940,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	1,992,923
520,000	Terrier Media Buyer, Inc.	8.88%	^	12/15/2027	524,875
3,715,000	Texas Instruments, Inc.	1.75%		05/04/2030	3,840,786
10,850,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	12,796,872
2,525,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	2,588,125
1,600,000	The William Carter Company	5.63%	^	03/15/2027	1,674,000
7,375,000	T-Mobile USA, Inc.	3.50%	^	04/15/2025	8,099,373
1,640,000	T-Mobile USA, Inc.	1.50%	^	02/15/2026	1,646,650
340,000	TransDigm, Inc.	8.00%	^	12/15/2025	370,090
2,205,000	TransDigm, Inc.	6.25%	^	03/15/2026	2,314,820
1,365,000	TransDigm, Inc.	6.38%		06/15/2026	1,373,531
1,190,000	TransDigm, Inc.	5.50%		11/15/2027	1,145,911
2,120,000	Transocean Poseidon Ltd.	6.88%	^	02/01/2027	1,706,600
1,391,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	1,239,729
475,000	Transocean, Inc.	11.50%	^	01/30/2027	191,781
1,320,000	Trident TPI Holdings, Inc.	6.63%	^	11/01/2025	1,305,011
495,000	Triumph Group, Inc.	6.25%	^	09/15/2024	422,245
992,000	Triumph Group, Inc.	7.75%		08/15/2025	639,840
2,240,000	Twin River Worldwide Holdings, Inc.	6.75%	^	06/01/2027	2,235,520
1,265,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	1,348,490
700,000	Uber Technologies, Inc.	7.50%	^	09/15/2027	748,125
300,000	United Rentals North America, Inc.	5.25%		01/15/2030	327,938
1,270,000	United Rentals North America, Inc.	4.00%		07/15/2030	1,300,163
215,000	United Rentals North America, Inc.	3.88%		02/15/2031	218,628
1,185,000	Univision Communications, Inc.	6.63%	^	06/01/2027	1,159,819
4,490,000	Upjohn, Inc.	1.65%	^	06/22/2025	4,602,366
130,000	US Foods, Inc.	6.25%	^	04/15/2025	137,811
3,040,000	USA Compression Partners LP	6.88%		09/01/2027	3,019,662
1,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	1,132,023
12,882,000	Verizon Communications, Inc.	4.40%		11/01/2034	16,106,034
2,365,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	2,577,353
1,400,000	ViaSat, Inc.	6.50%	^	07/15/2028	1,404,193
220,000	VICI Properties LP	3.75%	^	02/15/2027	216,700
1,110,000	VICI Properties LP	4.13%	^	08/15/2030	1,094,738
440,000	Viking Cruises Ltd.	13.00%	^	05/15/2025	510,400
3,150,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	2,455,031
570,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	387,600
1,215,000	Viper Energy Partners LP	5.38%	^	11/01/2027	1,198,828
1,320,000	Vizient, Inc.	6.25%	^	05/15/2027	1,387,399
1,255,000	Waste Pro, Inc.	5.50%	^	02/15/2026	1,273,693
68,000	Weatherford International Ltd.	11.00%	^	12/01/2024	40,970
6,905,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	7,502,871
5,900,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	2.88%		10/30/2030	6,303,096
2,120,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	2,167,255
1,340,000	Western Midstream Operating LP	3.85%		02/01/2025	1,278,481
1,400,000	Western Midstream Operating LP	5.05%		02/01/2030	1,366,750
725,000	WeWork Cos, Inc.	7.88%	^	05/01/2025	464,446
13,740,000	Willis North America, Inc.	4.50%		09/15/2028	16,393,296
1,050,000	Wolverine Escrow LLC	9.00%	^	11/15/2026	868,219
1,430,000	WPX Energy, Inc.	5.25%		10/15/2027	1,453,867
1,045,000	WPX Energy, Inc.	5.88%		06/15/2028	1,093,352
805,000	WPX Energy, Inc.	4.50%		01/15/2030	796,423
13,095,000	WRKCo, Inc.	3.75%		03/15/2025	14,652,598
1,215,000	Wyndham Hotels & Resorts	4.38%	^	08/15/2028	1,180,828
415,000	XHR LP	6.38%	^	08/15/2025	415,778
7,630,000	Xilinx, Inc.	2.38%		06/01/2030	8,049,567
610,000	Yum! Brands, Inc.	7.75%	^	04/01/2025	674,813
1,245,000	Yum! Brands, Inc.	4.75%	^	01/15/2030	1,343,822
1,125,000	Yum! Brands, Inc.	3.63%		03/15/2031	1,127,109

Total US Corporate Bonds (Cost $1,560,332,755)					1,656,354,856

US Government and Agency Mortgage Backed Obligations - 19.7%
486,606	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	560,099
259,496	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	298,596
11,233,168	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	11,970,003
7,558,369	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	7,973,245
7,225,718	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	7,608,143
29,191,924	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	30,702,778
1,724,902	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	1,815,314
30,201,261	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	32,201,570
1,625,623	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	1,852,351
7,945,720	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	8,717,248
40,145,653	Federal Home Loan Mortgage Corporation, Pool RB5022	3.00%		11/01/2039	42,064,103
8,460,377	Federal Home Loan Mortgage Corporation, Pool RC1060	2.50%		09/01/2034	9,068,429
21,600,000	Federal Home Loan Mortgage Corporation, Pool RE6066	2.00%		10/01/2050	22,138,910
13,444,711	Federal Home Loan Mortgage Corporation, Pool SB0048	3.00%		08/01/2034	14,229,517
39,994,855	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	41,947,449
29,516,201	Federal Home Loan Mortgage Corporation, Pool SD8089	2.50%		07/01/2050	30,991,171
2,469,176	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	2,581,922
458,513	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	503,032
10,120,426	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	10,879,100
26,969,870	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	28,378,225
52,830	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	12.98%	I/F	07/15/2033	71,243
1,490,622	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	9.72%	I/F	12/15/2033	1,913,072
70,404	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	79,263
151,068	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35%	I/F I/O	07/15/2035	31,246
68,367	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.58%	I/F I/O	10/15/2035	12,671
233,348	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	268,745
23,100	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	24,747
283,479	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	326,682
85,035	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.93%	I/F I/O	02/15/2037	14,038
229,795	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85%	I/F I/O	11/15/2037	32,221
222,209	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	6.24%	I/F I/O	11/15/2037	27,399
340,188	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	6.03%	I/F I/O	02/15/2038	43,732
33,014	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50%	I/F I/O	03/15/2038	4,101
33,014	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50%	I/F I/O	03/15/2038	4,100
107,504	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.55%	I/O	06/15/2038	116,109
14,833,123	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	16,027,527
102,984	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.80%	I/F I/O	08/15/2039	13,518
154,455	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85%	I/F I/O	10/15/2049	27,815
48,348,835	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	51,230,454
193,148	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.20%	I/F I/O	03/15/2032	32,293
802,017	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	933,407
286,511	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.62%	I/F I/O	05/15/2040	58,785
204,740	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	235,902
2,286,778	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	2,552,931
1,263,199	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,373,598
439,290	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	9.20%	I/F	01/15/2041	518,725
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	9.56%	I/F	01/15/2041	6,871,160
1,924,738	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	2,085,574
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	9.30%	I/F	12/15/2040	58,132
800,649	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	930,503
821,885	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	886,083
1,643,254	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	1,874,722
859,255	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,003,678
2,615,046	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	2,837,975
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.74%	I/F	02/15/2041	414,048
1,280,172	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,463,334
6,632,750	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	7,251,254
3,142,965	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,700,889

24,288,411	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%	>	09/15/2041	28,495,749
2,971,717	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	3,249,899
9,910,254	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%	>	08/15/2042	10,767,578
30,707,114	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%	>	02/15/2043	30,979,336
4,249,360	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.75%	I/F I/O	01/15/2054	854,694
19,911,424	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%	>	05/15/2044	21,108,802
6,405,638	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	6,481,006
5,696,610	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	5,857,376
14,713,658	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%	>	11/15/2044	15,632,477
12,225,723	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%	>	12/15/2044	12,948,480
9,695,423	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	10,298,035
13,357,151	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	13,823,331
24,260,975	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	25,694,978
12,213,148	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	12,615,964
3,039,304	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	3,059,041
36,267,811	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	38,133,877
52,432,023	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	54,297,282
39,666,000	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	40,990,043
2,445,081	Federal Home Loan Mortgage Corporation, Series 4951-EA	2.50%		09/15/2044	2,582,904
310,241	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	362,115
50,000,000	Federal National Mortage Association TBA	2.00%		03/25/2050	51,691,406
250,000,000	Federal National Mortage Association TBA	2.00%		04/25/2050	257,839,302
95,720	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	109,798
81,371	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	93,565
662,259	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	761,468
331,185	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	380,823
473,772	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	544,769
98,843	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	110,295
559,938	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	643,583
532,596	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	580,723
36,633	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	38,962
20,885	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	22,989
863,608	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	928,609
18,350,997	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	19,337,101
9,571,671	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	10,490,046
376,492	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	410,360
267,431	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	294,945
9,570	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	10,303
7,456,098	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	7,768,527
5,215,863	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	5,396,914
10,133,441	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	10,710,019
2,280,777	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	2,456,555
25,441,718	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	26,350,099
7,154,270	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	7,616,333
19,039,875	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	20,507,060
15,977,457	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	17,004,816
4,800,000	Federal National Mortgage Association, Pool BL3973	2.32%		10/01/2031	5,255,291
3,060,000	Federal National Mortgage Association, Pool BL4357	2.31%		10/01/2029	3,339,472
12,425,000	Federal National Mortgage Association, Pool BL4409	2.39%		10/01/2031	13,696,622
15,640,000	Federal National Mortgage Association, Pool BL4419	2.14%		10/01/2029	16,878,607
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	43,113,834
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	28,028,848
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	30,980,446
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	35,962,774
49,345,000	Federal National Mortgage Association, Pool BL5156	2.37%		12/01/2029	54,294,449
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	19,735,725
5,062,231	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	5,375,918
26,102,219	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	28,382,304
13,483,400	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	14,396,420
19,598,987	Federal National Mortgage Association, Pool CA3903	3.00%		07/01/2034	20,733,063
12,920,149	Federal National Mortgage Association, Pool CA4508	2.50%		11/01/2034	13,816,849
26,117,030	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	27,450,326
7,549,386	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	7,857,621
14,102,876	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	14,547,665
5,776,046	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	5,958,448
25,984,454	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	27,322,116
35,410,661	Federal National Mortgage Association, Pool MA3867	2.50%		12/01/2039	37,180,186
13,414,197	Federal National Mortgage Association, Pool MA4123	2.00%		09/01/2035	13,950,684
9,500,000	Federal National Mortgage Association, Pool MA4152	2.00%		10/01/2040	9,829,196
12,600,000	Federal National Mortgage Association, Pool MA4154	1.50%		10/01/2035	12,898,648
13,500,000	Federal National Mortgage Association, Pool MA4158	2.00%		10/01/2050	13,962,469
102,936,215	Federal National Mortgage Association, Pool MA4165	2.00%		10/01/2050	105,504,359
39,665,645	Federal National Mortgage Association, Pool SD8097	2.00%		08/01/2050	41,024,469
209,444	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2043	240,914

1,587,203	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	1,824,217
287,266	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.43%	I/F I/O	10/25/2036	65,514
123,236	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.60%	I/F I/O	07/25/2036	19,958
89,271	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10%	I/F I/O	05/25/2037	13,848
1,161,421	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	29.14%	I/F	04/25/2037	2,019,456
451,599	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	6.29%	I/F I/O	04/25/2037	101,774
78,961	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	86,814
37,781	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85%	I/F I/O	07/25/2038	5,348
398,078	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	457,259
12,150	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	6.10%	I/F I/O	01/25/2040	1,938
51,830	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	56,894
48,873	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.80%	I/F I/O	07/25/2039	8,650
153,908	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95%	I/F I/O	08/25/2039	21,301
832,229	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	911,704
210,454	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	229,555
77,209	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	82,096
309,729	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	321,711
184,867	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.35%	I/F I/O	10/25/2040	24,790
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.53%	I/F	12/25/2040	45,660
38,120	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85%	I/F I/O	04/25/2040	4,040
42,930	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.78%	I/F I/O	04/25/2040	5,015
148,066	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	6.20%	I/F I/O	04/25/2050	25,753
22,723	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30%	I/F I/O	04/25/2040	3,567
1,436,572	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	1,538,492
14,709	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30%	I/F I/O	03/25/2039	207
185,509	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.85%	I/F I/O	01/25/2040	30,600
529,288	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	604,777
157,560	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	181,899
220,666	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	253,095
90,747	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.85%	I/F I/O	08/25/2040	12,434
51,967	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	24.22%	I/F	09/25/2040	92,903
4,255,704	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	4,624,025
789,904	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	823,720
736,701	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	791,772
808,184	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	905,439
26,787,137	Federal National Mortgage Association, Series 2013-45-LZ	3.00%	>	05/25/2043	29,608,235
34,396,383	Federal National Mortgage Association, Series 2013-6-ZB	3.00%	>	02/25/2043	35,454,309
4,755,717	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	4,843,814
27,560,261	Federal National Mortgage Association, Series 2014-70-VZ	3.00%	>	11/25/2044	30,110,109
9,225,439	Federal National Mortgage Association, Series 2014-73-CZ	3.00%	>	11/25/2044	10,150,030
15,788,456	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	16,993,251
6,843,926	Federal National Mortgage Association, Series 2016-55-EA	1.75%		07/25/2043	7,007,859
5,271,715	Federal National Mortgage Association, Series 2017-46-ZL	3.50%	>	06/25/2057	5,948,693
2,631,487	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	2,757,092
36,539,603	Federal National Mortgage Association, Series 2018-21-IO	3.00%	I/O	04/25/2048	2,773,374
57,488,947	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	53,705,760
34,766,588	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	36,259,576
25,701,112	Federal National Mortgage Association, Series 2018-35-IO	3.00%	I/O	05/25/2048	1,658,254
98,596,034	Federal National Mortgage Association, Series 2018-35-PO	0.00%	P/O	05/25/2048	94,492,073
35,256,806	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	37,089,166
22,116,502	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	23,484,527
8,143,313	Federal National Mortgage Association, Series 2019-67-GA	3.00%		02/25/2045	8,448,153
213,401	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30%	I/F I/O	11/25/2039	38,282
160,577	Government National Mortgage Association, Pool 752494	5.50%		09/20/2039	176,891
169,350	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.94%	I/F I/O	08/20/2033	31,605
91,322	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.89%	I/F I/O	09/20/2038	11,728
1,235,829	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	1,374,444
1,423,681	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	1,601,596
1,414,557	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,573,740
1,733,515	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	1,981,662
4,396,135	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.89%	I/F I/O	09/20/2040	861,875
142,676	Government National Mortgage Association, Series 2010-25-ZB	4.50%	>	02/16/2040	161,011
2,924,937	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	3,137,836
7,578,684	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	8,488,084
7,352,650	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.99%	I/F I/O	02/20/2043	954,642
4,140,342	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95%	I/F I/O	08/16/2043	741,226
18,057,449	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90%	I/F I/O	11/16/2043	3,584,422
6,229,743	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.44%	I/F I/O	07/20/2044	1,110,488
5,102,414	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.04%	I/F I/O	08/20/2044	914,893
4,464,612	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.04%	I/F I/O	08/20/2044	800,531

Total US Government and Agency Mortgage Backed Obligations (Cost $2,169,388,877)					2,288,408,397

US Government and Agency Obligations - 17.5%
15,800,000	United States Treasury Notes	1.75%	11/30/2021	16,096,250
5,600,000	United States Treasury Notes	0.13%	09/30/2022	5,599,888
88,400,000	United States Treasury Notes	0.13%	09/15/2023	88,320,578
108,900,000	United States Treasury Notes	2.13%	09/30/2024	117,203,625
115,600,000	United States Treasury Notes	2.25%	10/31/2024	125,146,031
65,400,000	United States Treasury Notes	2.75%	02/28/2025	72,622,102
104,650,000	United States Treasury Notes	3.00%	09/30/2025	118,769,575
209,400,000	United States Treasury Notes	0.25%	09/30/2025	209,179,083
23,100,000	United States Treasury Notes	2.63%	01/31/2026	25,925,238
87,900,000	United States Treasury Notes	2.25%	03/31/2026	97,102,031
104,700,000	United States Treasury Notes	1.63%	10/31/2026	112,523,871
25,350,000	United States Treasury Notes	2.25%	08/15/2027	28,436,560
311,900,000	United States Treasury Notes	0.38%	09/30/2027	310,023,610
106,900,000	United States Treasury Notes	2.25%	11/15/2027	120,191,512
155,800,000	United States Treasury Notes	0.63%	08/15/2030	154,911,454
83,000,000	United States Treasury Notes	1.13%	08/15/2040	81,463,203
12,650,000	United States Treasury Notes	2.75%	11/15/2042	16,202,377
68,050,000	United States Treasury Notes	3.13%	02/15/2043	92,226,358
64,050,000	United States Treasury Notes	3.63%	08/15/2043	93,402,914
71,600,000	United States Treasury Notes	2.75%	11/15/2047	93,066,016
64,400,000	United States Treasury Notes	1.38%	08/15/2050	63,021,437

Total US Government and Agency Obligations (Cost $1,915,195,978)				2,041,433,713

Affiliated Mutual Funds - 10.2%
60,545,035	DoubleLine Global Bond Fund (Class I)			645,410,078
45,674,545	DoubleLine Infrastructure Income Fund (Class I)			478,669,229
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)			58,650,000

Total Affiliated Mutual Funds (Cost $1,122,958,174)				1,182,729,307

Common Stocks - 0.0%
72,582	Foresight Equity * Þ			1,164,935
135,690	Frontera Energy Corporation			218,461
39,969	McDermott International Ltd. *			95,927
24,339	Tapstone Energy Holdings III LLC * Þ			16,307
9,463	Weatherford International PLC *			18,453
37,825	Whiting Petroleum Corporation *			653,994

Total Common Stocks (Cost $14,371,667)				2,168,077

Warrants - 0.0%
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ			-

Total Warrants (Cost $–)				0

Short Term Investments - 4.6%
176,949,518	First American Government Obligations Fund - Class U	0.07% ◆		176,949,518
176,949,518	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07% ◆		176,949,518
176,949,518	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02% ◆		176,949,518
3,100,000	United States Treasury Bills	0.00%	11/05/2020	3,099,750

Total Short Term Investments (Cost $533,943,927)				533,948,304

Total Investments - 103.0% (Cost $11,689,201,947)				11,988,926,927
Liabilities in Excess of Other Assets - (3.0)%				(345,253,305)

NET ASSETS - 100.0%				$ 11,643,673,622

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	19.7%

US Government and Agency Obligations	17.5%

US Corporate Bonds	14.2%

Non-Agency Residential Collateralized Mortgage Obligations	10.9%

Affiliated Mutual Funds	10.2%

Foreign Corporate Bonds	8.6%

Non-Agency Commercial Mortgage Backed Obligations	7.0%

Short Term Investments	4.6%

Bank Loans	3.5%

Collateralized Loan Obligations	2.9%

Asset Backed Obligations	2.7%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%

Municipal Bonds	0.1%

Common Stocks	0.0%	~

Warrants	0.0%	~

Other Assets and Liabilities	(3.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	19.7%

US Government and Agency Obligations	17.5%

Non-Agency Residential Collateralized Mortgage Obligations	10.9%

Affiliated Mutual Funds	10.2%

Non-Agency Commercial Mortgage Backed Obligations	7.0%

Short Term Investments	4.6%

Banking	4.3%

Collateralized Loan Obligations	2.9%

Asset Backed Obligations	2.7%

Energy	2.7%

Utilities	2.0%

Healthcare	1.3%

Technology	1.3%

Telecommunications	1.3%

Media	1.2%

Finance	1.1%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%

Pharmaceuticals	1.0%

Food Products	0.9%

Transportation	0.7%

Electronics/Electric	0.7%

Insurance	0.7%

Automotive	0.6%

Real Estate	0.5%

Retailers (other than Food/Drug)	0.5%

Chemicals/Plastics	0.5%

Aerospace & Defense	0.5%

Beverage and Tobacco	0.4%

Diversified Manufacturing	0.4%

Business Equipment and Services	0.4%

Mining	0.4%

Hotels/Motels/Inns and Casinos	0.4%

Food Service	0.3%

Leisure	0.3%

Commercial Services	0.3%

Building and Development (including Steel/Metals)	0.2%

Chemical Products	0.2%

Consumer Products	0.2%

Pulp & Paper	0.2%

Containers and Glass Products	0.2%

Construction	0.2%

Food/Drug Retailers	0.1%

Municipal Bonds	0.1%

Financial Intermediaries	0.1%

Industrial Equipment	0.1%

Environmental Control	0.1%

Conglomerates	0.0%	~

Cosmetics/Toiletries	0.0%	~

Other Assets and Liabilities	(3.0)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

Þ	Value determined using significant unobservable inputs.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.

I/O	Interest only security

P/O	Principal only security

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2020.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

◆	Seven-day yield as of September 30, 2020

BRL	Brazilian Real

~	Represents less than 0.05% of net assets

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

>	This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

&	Unfunded or partially unfunded loan commitment. At September 30, 2020, the value of these securities amounted to $444,572 or 0.0% of net assets.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Global Bond Fund (Class I)	$935,717,064	$-	$(330,400,000)	60,545,035	$645,410,078	$37,134,840	$-	$2,958,174
DoubleLine Infrastructure Income Fund (Class I)	436,648,648	-	-	45,674,545	478,669,229	42,020,581	7,101,199	-
DoubleLine Long Duration Total Return Bond Fund (Class I)	58,750,000	-	-	5,000,000	58,650,000	(100,000)	676,160	-
	$1,431,115,712	$-	$(330,400,000)	111,219,580	$1,182,729,307	$79,055,421	$7,777,359	$2,958,174

DoubleLine Shiller Enhanced CAPE®

Schedule of Investments

September 30, 2020 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.1%
2,954,057	AASET Ltd., Series 2018-1A-A	3.84	% ^	01/16/2038	2,733,776
10,220,632	AASET Ltd., Series 2019-2-A	3.38	% ^	10/16/2039	9,600,945
12,500,000	Affirm Asset Securitization Trust, Series 2020-A-A	2.10	% ^	02/18/2025	12,529,955
370,301	Avant Loans Funding Trust, Series 2019-A-A	3.48	% ^	07/15/2022	370,721
4,671,068	Avant Loans Funding Trust, Series 2019-B-A	2.72	% ^	10/15/2026	4,690,086
12,125,000	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% ^	09/25/2045	12,200,619
4,156,323	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97	% ^	04/15/2039	3,843,315
5,205,474	CLI Funding LLC, Series 2019-1A-A	3.71	% ^	05/18/2044	5,314,332
2,250,000	College Ave Student Loans LLC, Series 2017-A-B	4.50	% ^	11/26/2046	2,374,142
217,373	CPS Auto Receivables Trust, Series 2019-B-A	2.89	% ^	05/16/2022	217,589
11,000,000	Credit Suisse ABS Trust, Series 2020-AT1-A	2.63	% ^	10/15/2026	11,036,014
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10	% # ^	05/27/2042	1,554,804
870,471	DT Auto Owner Trust, Series 2019-2A-A	2.85	% ^	09/15/2022	873,822
2,203,488	Earnest Student Loan Program, Series 2017-A-A2	2.65	% ^	01/25/2041	2,235,140
2,956,490	Flagship Credit Auto Trust, Series 2016-4-C	2.71	% ^	11/15/2022	2,969,445
3,145,198	Flagship Credit Auto Trust, Series 2017-1-C	3.22	% ^	05/15/2023	3,160,333
4,225,782	Flagship Credit Auto Trust, Series 2017-4-B	2.66	% ^	10/17/2022	4,242,306
5,687,522	Foundation Finance Trust, Series 2019-1A-A	3.86	% ^	11/15/2034	5,870,543
101,100	Freed Trust, Series 2019-1-A	3.42	% ^	06/18/2026	101,282
7,378,867	GAIA Aviation Ltd., Series 2019-1-A	3.97	% ^§	12/15/2044	6,651,148
5,000,000	Global SC Finance SRL, Series 2020-1A-A	2.17	% ^	10/17/2040	5,008,712
3,174,384	GLS Auto Receivables Issuer Trust, Series 2019-2A-A	3.06	% ^	04/17/2023	3,204,991
8,719,013	GLS Auto Receivables Issuer Trust, Series 2020-2A-A	1.58	% ^	08/15/2024	8,805,331
9,800,000	Hardee’s Funding LLC, Series 2018-1A-A2I	4.25	% ^	06/20/2048	9,893,955
4,858,434	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	5,181,060
1,840,217	HERO Funding Trust, Series 2016-1A-A	4.05	% ^	09/20/2041	1,912,262
4,438,172	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% ^	12/15/2038	4,150,236
20,318,387	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% ^	11/15/2039	18,514,805
18,478,500	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	18,800,329
681,948	Kabbage Funding LLC, Series 2019-1-A	3.83	% ^	03/15/2024	679,503
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61	% ^	08/25/2042	517,154
14,037,811	LendingClub Receivables Trust, Series 2020-3-A	3.50	% ^	01/16/2046	14,276,692
11,526,151	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% ^	03/15/2046	11,719,975
949,553	Lendingpoint Asset Securitization Trust, Series 2019-1-A	3.15	% ^	08/15/2025	950,184
5,196,661	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% ^	02/15/2045	4,772,733
1,453,491	Marlette Funding Trust, Series 2018-4A-A	3.71	% ^	12/15/2028	1,463,587
2,651,346	Marlette Funding Trust, Series 2019-3A-A	2.69	% ^	09/17/2029	2,676,762
1,424,131	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45	% ^	06/20/2042	1,532,161
10,150,000	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21	% ^	08/20/2046	10,004,370
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% ^	02/18/2042	4,587,466
1,059,195	Navient Private Education Refinance Loan Trust, Series 2019-CA-A1	2.82	% ^	04/15/2027	1,065,381
14,847,941	NP SPE II LLC, Series 2019-2A-A1	2.86	% ^	11/19/2049	14,988,023
16,000,000	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10	% ^	02/15/2028	16,277,530
5,607,813	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93	% ^	09/15/2026	5,604,029
9,553,183	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82	% ^	11/15/2026	9,537,162
20,622,871	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% ^	03/15/2040	18,430,825
20,000,000	SBA Tower Trust	3.17	% ^	04/15/2047	20,259,704
1,506,779	Sierra Timeshare Receivables Funding LLC, Series 2016-3A-A	2.43	% ^	10/20/2033	1,519,012
5,493,210	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	0.54%		06/15/2039	5,230,226
357,072	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	359,450
156,107	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	156,384
163,034	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	163,343
152,051	SoFi Consumer Loan Program Trust, Series 2017-3-A	2.77	% ^	05/26/2026	152,898
173,676	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	175,357
1,932,046	SoFi Consumer Loan Program Trust, Series 2019-1-A	3.24	% ^	02/25/2028	1,951,666
8,559,015	SoFi Consumer Loan Program Trust, Series 2019-F-PT1	1.87	% # ^	02/15/2045	8,795,125
2,556,446	SoFi Professional Loan Program, Series 2017-A-A2B	2.40	% ^	03/26/2040	2,586,624
16,432,253	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	16,459,803
287,428	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	294,668
1,814,047	START Ireland, Series 2019-1-A	4.09	% ^	03/15/2044	1,706,962
3,633,252	Start Ltd., Series 2018-1-A	4.09	% ^	05/15/2043	3,344,176
7,860,000	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32	% ^	11/25/2048	8,066,246
6,450,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% ^	09/20/2045	6,472,022
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37	% ^	01/20/2023	3,307,269
12,622,649	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15	% ^§	09/15/2038	11,928,454
1,339,286	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07	% ^§	09/15/2038	955,371
4,670,000	Upgrade Receivables Trust, Series 2019-1A-C	5.15	% ^	03/15/2025	4,719,463
12,080,541	Upstart Pass-Through Trust Series, Series 2020-ST2-A	3.50	% ^	03/20/2028	11,957,492
2,075,866	Upstart Securitization Trust, Series 2019-1-B	4.19	% ^	04/20/2026	2,082,296
4,258,382	Upstart Securitization Trust, Series 2019-2-A	2.90	% ^	09/20/2029	4,294,207
9,684,521	Upstart Securitization Trust, Series 2020-1-A	2.32	% ^	04/22/2030	9,757,937
5,250,000	Upstart Securitization Trust, Series 2020-1-B	3.09	% ^	04/22/2030	5,187,724
7,913,333	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19	% ^	07/15/2044	8,099,975
17,034,988	Wave LLC, Series 2019-1-A	3.60	% ^	09/15/2044	15,625,104
7,329,220	Willis Engine Structured Trust, Series 2020-A-A	3.23	% ^	03/15/2045	6,078,027

Total Asset Backed Obligations (Cost $455,843,085)					448,812,520

Bank Loans - 3.9%
3,030,354	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	2,912,292
812,097	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		02/16/2023	807,021
1,511,047	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.91%		02/27/2025	1,482,012
867,668	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.19%		10/13/2025	854,653
412,454	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		07/31/2026	412,798
991,302	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.19%		10/18/2025	964,041
1,142,168	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	1,005,822
1,833,903	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.07%		08/01/2025	1,808,687
1,668,505	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		04/04/2024	1,631,489
1,798,685	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		05/09/2025	1,769,646
1,354,763	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		07/10/2026	1,342,786
928,646	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	870,838
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	297,517
1,690,523	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/30/2024	1,636,985
344,138	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/22/2027	340,841
350,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		10/11/2021	258,309
244,948	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		04/28/2023	202,572
324,286	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		12/14/2023	268,051
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
773,061	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	664,279
93,170	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	80,060
1,680,000	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/19/2024	1,673,087
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		03/11/2025	1,656,000
741,275	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		01/15/2027	711,472
539,033	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	466,398
1,780,000	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	1,761,087
860,000	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%		09/07/2027	860,181
1,701,429	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		02/12/2027	1,655,243
790,809	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		11/03/2023	780,512
386,464	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%		07/14/2025	387,872
796,587	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	4.75%		02/11/2026	787,625
793,202	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/25/2025	736,357
671,103	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		09/16/2024	663,275
535,880	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		12/16/2024	533,956
665,690	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		12/15/2027	651,338
791,978	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		07/27/2026	764,758
1,167,618	Bass Pro Group LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		12/15/2023	1,159,596
1,212,000	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		11/27/2025	1,185,990
356,301	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		06/02/2025	349,917
189,225	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		10/03/2022	187,850
745,000	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/02/2024	733,400
1,448,841	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		06/16/2025	1,371,190
1,741,523	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.73%		09/30/2024	1,707,564
1,205,000	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		10/02/2025	1,172,820

1,181,637	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		07/30/2024	1,103,814
1,464,600	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/21/2025	1,118,852
1,022,572	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%		06/30/2024	500,795
1,064,650	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		11/30/2026	1,046,908
590,000	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan	3.48	% ±	09/29/2027	587,543
	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan
460,000	(1 Month LIBOR USD + 4.50%)	4.65%		07/21/2025	446,520
230,000	(3 Month LIBOR USD + 4.50%)	4.77%		07/21/2025	223,260
158,400	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		08/12/2026	154,170
738,131	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		04/06/2026	720,088
385,000	Camelot Finance SA, Senior Secured First Lien Term Loan	4.00	% ±	10/31/2026	383,797
1,668,970	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		11/30/2026	1,640,548
1,757,894	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		11/01/2024	1,756,795
438,900	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	446,094
1,856,117	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.97%		01/29/2027	1,789,501
986,302	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		05/18/2026	983,836
1,159,517	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	972,754
1,698,792	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/15/2027	1,635,852
1,027,290	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/16/2024	1,005,676

827,337	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	815,001
1,694,829	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		03/31/2025	1,635,510
732,609	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	733,528
316,800	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		08/07/2026	289,536
890,114	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.06%		08/16/2024	764,782

1,419,907	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,398,963
442,775	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/23/2026	430,324
690,000	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.56%		05/13/2027	683,963
275,000	Consolidated Communications, Inc., Senior Secured First Lien Term Loan	5.75	% ±	10/18/2027	272,766
1,510,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		04/22/2027	1,509,373

669,953	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	8.25	% Ω	06/02/2025	494,091
1,169,668	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		07/17/2025	1,134,677
458,025	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		01/15/2026	443,902

1,075,040	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	1,004,087
1,798,486	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/29/2023	1,634,689
509,657	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		03/07/2025	503,924

1,186,809	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,029,657
1,800,000	Datatel, Senior Secured First Lien Term Loan	4.50	% ±	10/06/2027	1,791,000
208,425	Dealer Tire LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		12/12/2025	204,257

1,421,438	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,416,107

1,667,688	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	1,580,134
1,536,889	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		09/06/2024	1,442,754
696,700	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		08/24/2026	546,909
623,804	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.80%		05/27/2024	550,510
855,700	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		10/16/2026	847,010
1,743,661	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.89%		02/06/2026	1,728,840
275,405	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/01/2026	244,668
512,253	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/06/2026	455,083
426,503	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	2.41%		08/25/2025	420,639
1,424,219	EAB Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	1,367,250
375,000	ECI Macola, Senior Secured First Lien Term Loan	4.50	% ±	09/17/2027	372,540
838,006	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	823,995
825,234	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	803,312
1,603,423	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		10/10/2025	1,164,775
720,460	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	559,394
1,741,378	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		09/18/2026	1,699,289

1,637,251	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		11/15/2024	1,623,956

589,793	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		11/29/2024	589,978
1,538,046	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		03/31/2025	1,511,615
2,731,070	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.41%		10/01/2025	2,706,927
	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan
823,214	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	807,010
67,857	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	66,521
785,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.55%		06/20/2025	763,793
1,326,842	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		08/01/2024	1,144,401
1,390,075	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/26/2025	1,383,340
494,304	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% Þ	06/30/2027	494,304
419,731	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	416,409
1,760,588	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		01/29/2027	1,696,141
681,174	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.69%		08/18/2025	677,768
1,510,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.90%		10/30/2026	1,504,904
587,050	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	568,828
525,934	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/01/2024	519,317
480,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00	% Ω	03/01/2024	6,000

2,086,838	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/01/2023	2,085,106
1,721,350	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.44%		07/02/2025	1,689,083
1,179,106	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%		02/19/2026	1,106,002
725,000	GFL Environmental, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/30/2025	722,916
1,017,450	Go Daddy Operating Co LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		08/10/2027	1,004,732
2,131,552	GOBP Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%		10/22/2025	2,102,467
	Golden Nugget, Inc., Senior Secured First Lien Term Loan
979,298	(2 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		10/04/2023	879,718
835,176	(1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		10/04/2023	750,251
1,782,049	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		10/10/2025	1,753,366
1,288,976	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	1,277,697

970,000	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/04/2027	966,232
636,784	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	604,945
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		01/02/2026	2,342,403
953,775	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.91%		06/02/2025	826,685
662,575	Gulf Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	470,154

698,483	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		08/18/2023	689,696
543,820	Harsco Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		12/06/2024	540,193
463,927	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		08/05/2024	452,765
1,870,863	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.65%		08/06/2026	1,858,393
671,500	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/01/2026	663,610
1,427,443	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.84%		05/17/2025	1,391,757
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.93%		06/22/2026	1,374,444
846,342	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		06/27/2025	815,484
2,402,260	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		07/01/2024	2,395,750
512,560	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		05/31/2025	511,494
454,725	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		06/29/2026	449,041
742,818	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		05/01/2026	706,606
1,015,000	Illuminate Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.31%		06/30/2027	1,008,763
661,675	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/25/2027	649,477

159,468	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50	% &	07/14/2021	162,724
1,060,545	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate USD + 4.75%, 1.00% Floor)	8.00%		11/30/2023	1,069,379

1,223,296	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	1,205,625
1,782,835	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	1.91%		01/17/2025	1,764,454
1,824,232	IRB Holding Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,746,446
1,806,710	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.41%		11/07/2025	1,791,470

2,598,350	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		01/02/2026	2,507,408
2,382,190	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	2,377,092
2,605,325	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%		05/29/2026	2,543,123
308,897	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	266,907
550,245	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		09/19/2026	532,362
898,568	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/05/2027	891,829
1,285,288	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		08/07/2026	1,120,269
1,194,981	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.19%		06/23/2025	1,183,031

545,497	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	531,406

1,512,221	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		08/26/2022	1,506,535
89,290	Lealand Finance Company BV, Senior Secured First Lien Term Loan	4.15	% ±	06/30/2025	67,861
2,639,245	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	2,561,717
1,705,171	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/10/2022	1,559,515
1,174,571	Lineage Logistics LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	1,161,175
442,589	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/24/2025	428,204
630,000	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		08/31/2027	610,117
1,407,810	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/22/2026	1,306,799
1,464,478	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	1,347,320
842,223	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		08/29/2025	811,297

1,215,736	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.56%		02/20/2025	1,157,235
836,360	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		08/31/2026	798,423
209,731	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41	% &	08/31/2026	200,217
1,037,598	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.81%		10/01/2025	1,018,013
1,515,000	Milano Acquisition Corporation, Senior Secured First Lien Term Loan	4.75	% ±	08/17/2027	1,502,691

735,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		07/30/2027	748,223
1,757,900	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.16%		03/27/2026	1,681,730
1,611,886	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.38%		05/14/2026	1,531,146
360,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.40%		12/01/2025	343,080
718,214	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	617,216
57,070	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	49,993
434,227	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/30/2026	380,383

1,394,205	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	1,374,540
689,884	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.89%		07/27/2026	675,368
480,150	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		08/28/2026	470,547
187,448	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.39%		01/17/2024	183,265
1,804,570	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		08/14/2026	1,759,609
348,788	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.81%		10/24/2025	342,684

882,788	Pacific Gas and Electric Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/23/2025	866,602
465,000	Packaging Coordinators Midco, Senior Secured First Lien Term Loan	4.50	% ±	09/25/2027	463,549
657,156	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		04/30/2026	641,960
1,828,129	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		09/27/2024	1,758,440
105,605	Pathway Vet Alliance	4.35	% ± &	03/31/2027	104,193
1,292,898	Pathway Vet Alliance, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		03/31/2027	1,275,605
522,570	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		05/29/2026	509,360

1,150,301	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	1,121,543
1,366,406	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.00%		03/10/2022	1,365,429
525,954	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	506,231
735,010	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.92%		04/12/2025	724,562

610,000	Playtika Holding Corporation, Senior Secured First Lien Term Loan	7.00	% ±	12/10/2024	611,681
1,136,532	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	1,115,700
915,869	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	894,694
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		03/11/2026	631,459
1,245,588	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/31/2026	1,230,485
294,263	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.77%		01/22/2027	291,137
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan	4.25%		09/14/2026
550,241	(1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	546,114
255,000	(6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	253,087
255,000	(9 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	253,087
510,001	(12 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/14/2026	506,177
873,478	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.92%		03/07/2025	841,631

1,815,387	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/26/2024	1,789,290
516,100	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/29/2027	458,039
1,565,000	Radiate Holdco LLC, Senior Secured First Lien Term Loan	3.65	% ±	09/25/2026	1,540,985
1,829,636	Radiology Partners, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.67%		07/09/2025	1,760,567
635,000	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	633,413

1,423,771	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/14/2025	1,386,098
1,695,619	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		06/02/2025	1,639,808
301,756	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		11/30/2020	282,142
1,737,730	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00	% Ω	12/17/2021	1,266,006
530,000	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan	3.40	% ±	02/16/2026	522,050
1,323,113	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/06/2023	1,310,133
802,988	RP Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	795,459

315,000	Ryan Specialty Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/01/2027	312,639
628,385	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/22/2024	590,235

1,429,538	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	2.03%		11/05/2025	1,398,416

415,158	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/12/2027	411,266
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
997,736	(6 Month LIBOR USD + 2.75%)	3.06%		08/14/2024	941,334
244,080	(1 Month LIBOR USD + 2.75%)	2.90%		08/14/2024	230,282

1,561,543	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/20/2024	1,300,476

1,074,493	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		11/06/2025	1,038,906
1,079,034	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	2.78%		03/06/2025	1,054,081
1,710,993	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		07/31/2025	1,666,080
2,603,700	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		07/17/2026	2,547,070
1,237,203	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	1,192,874
928,063	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		04/17/2026	871,223
645,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan	3.90	% ±	10/20/2027	650,531
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
415,456	(1 Month LIBOR USD + 2.50%)	2.65%		01/23/2025	364,043
1,009,141	(1 Month LIBOR USD + 2.50%)	2.76%		01/23/2025	884,260
	Solenis International LP, Senior Secured First Lien Term Loan
1,353,085	(1 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	1,326,166
201,671	(3 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	197,659
85,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.76%		06/18/2024	79,560
1,546,901	Solera LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.75%)	2.94%		03/03/2023	1,520,905
1,386,736	Sophia LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/30/2022	1,382,693

1,661,650	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	1,656,806
1,926,913	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		06/27/2025	1,895,196
675,193	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		12/30/2022	407,141
1,601,882	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		04/16/2025	1,556,717
638,203	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		04/16/2026	595,322
814,627	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		10/01/2025	791,353
760,981	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		07/10/2025	760,532
359,100	STG-Fairway Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.32%		01/29/2027	351,918
401,963	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.32%		07/17/2026	400,487
1,735,650	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		03/05/2027	1,702,794
283,441	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	272,989
871,696	TAMKO Building Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/31/2026	860,800
837,300	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	706,007
1,235,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.64%		06/26/2025	1,245,343
530,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.64%		06/30/2025	519,400
878,363	Telesat LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		12/07/2026	852,012
565,725	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		12/12/2026	553,299
1,635,875	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%		07/21/2025	1,583,863
1,765,000	Thyssenkrupp Elevator, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.57%		09/30/2027	1,753,660
1,345,900	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		06/30/2026	1,317,300
165,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.41%		03/03/2028	162,422
1,391,359	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.36%		03/28/2025	1,318,820
1,463,023	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	1,377,531
1,027,425	T-Mobile USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		04/01/2027	1,027,882
2,228,221	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		05/30/2025	2,110,693
816,889	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		01/25/2024	609,179
270,961	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		02/28/2025	261,224
295,828	Travelport Finance SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%)	6.07%		03/18/2026	224,090
836,399	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		10/31/2024	818,103
774,990	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		08/13/2026	773,052
927,103	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		05/04/2026	920,794
1,265,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		06/23/2025	1,263,741
140,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	143,034
761,713	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		10/22/2025	744,993
342,413	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	333,799
463,994	Univision Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	452,934
661,675	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		10/22/2026	624,456
2,598,750	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	3.07%		09/14/2026	2,495,619
774,606	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	764,114
1,838,374	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		08/27/2025	1,826,194
2,625,000	VICI Properties LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		12/20/2024	2,543,717
597,445	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		07/01/2026	589,729
625,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan	3.41	% ±	01/10/2029	615,919
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		01/31/2028	2,621,140
453,154	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		12/15/2025	447,236
1,778,731	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		02/26/2027	1,756,497
1,210,802	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	1,171,451
876,776	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		10/10/2025	851,021
1,301,875	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		08/03/2026	1,277,465
2,120,083	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/02/2024	2,117,168
1,676,575	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		03/09/2027	1,630,771
906,325	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		09/25/2026	901,145
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/17/2028	226,775

Total Bank Loans (Cost $298,312,403)					289,984,161

Collateralized Loan Obligations - 12.5%
6,500,000	522 Funding Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.39%, 1.39% Floor)	1.67	% ^	01/18/2033	6,490,400
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.78	% ^	07/15/2026	238,129
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.58	% ^	01/18/2033	13,910,750
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.38	% ^	06/13/2031	12,041,842
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	1.30	% ^	01/28/2031	2,236,436
7,165,000	Anchorage Capital Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	1.55	% ^	07/15/2030	7,129,456
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	1.65	% ^	07/15/2032	24,914,891
7,500,000	Anchorage Capital Ltd., Series 2018-1RA-A1 (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.26	% ^	04/14/2031	7,386,233
8,800,000	Anchorage Capital Ltd., Series 2020-16A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	0.01	% ^	10/20/2031	8,800,000
12,500,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.50	% ^	10/20/2031	12,406,690
14,868,261	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	1.11	% ^	11/17/2027	14,714,280
2,808,646	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	1.37	% ^	01/15/2031	2,779,288
2,000,000	Atlas Senior Loan Fund XI Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	1.89	% ^	07/26/2031	1,966,159
6,498,488	Avery Point Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	1.30	% ^	08/05/2027	6,482,704
2,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.22	% ^	10/21/2030	2,343,779
15,000,000	Ballyrock Ltd., Series 2019-2A-A2 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.25	% ^	11/20/2030	15,038,042
5,000,000	Battalion Ltd., Series 2019-16A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	2.27	% ^	12/20/2032	5,001,689
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.62	% ^	01/17/2033	17,933,748
6,993,698	Benefit Street Partners Ltd., Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	1.52	% ^	07/20/2029	7,001,064
10,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	1.74	% ^	06/16/2031	10,008,332
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	1.41	% ^	01/21/2031	9,927,500
5,965,555	Carlyle Global Market Strategies Ltd., Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	1.57	% ^	04/21/2031	5,915,316
30,000,000	CarVal Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.62	% ^	07/20/2032	29,890,558
8,350,000	Cathedral Lake Ltd., Series 2015-2A-A1R (3 Month LIBOR USD + 1.31%)	1.59	% ^	07/16/2029	8,334,291
8,350,000	Cathedral Lake Ltd., Series 2015-3A-AR (3 Month LIBOR USD + 1.32%, 1.32% Floor)	1.60	% ^	07/16/2029	8,308,290
2,500,000	CBAM Ltd., Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.32	% ^	04/20/2032	2,501,364
301,873	Cent Ltd., Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	1.60	% ^	10/29/2025	301,944
22,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.59	% ^	07/13/2029	21,917,500
10,350,000	CFIP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.22%)	1.49	% ^	01/18/2030	10,309,434
2,000,000	CFIP Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.65%)	1.92	% ^	01/18/2030	1,976,559
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.07	% ^	10/17/2031	1,779,750
14,735,301	Crown Point Ltd., Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.44	% ^	10/20/2028	14,603,025
10,000,000	Crown Point Ltd., Series 2020-9A-A (3 Month LIBOR USD + 2.05%, 2.05% Floor)	2.37	% ^	07/14/2032	10,039,483
5,000,000	Crown Point Ltd., Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	3.01	% ^	07/14/2032	5,012,380
25,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	1.61	% ^	07/22/2030	24,919,541
6,500,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.46	% ^	01/21/2031	6,456,302
5,000,000	Dryden Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.48	% ^	08/15/2030	4,977,267
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.40	% ^	07/15/2031	19,729,121
9,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	2.37	% ^	04/21/2031	9,008,952
6,000,000	Elmwood Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	2.42	% ^	04/15/2033	5,956,069
8,000,000	Galaxy Ltd., Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	1.12	% ^	07/17/2028	7,958,316
10,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45	% ^	10/20/2031	9,939,289
5,000,000	Gulf Stream Meridian Ltd., Series 2020-IIA-A2A (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.03	% ^	10/15/2029	5,009,543
500,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.95	% ^	08/01/2025	496,272
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	4.05	% ^	08/01/2025	201,821
16,634,309	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.17	% ^	10/18/2027	16,497,170
6,500,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.75	% ^	04/21/2031	6,366,928
549,284	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	0.97	% ^	07/15/2026	549,304
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% ^	04/25/2030	1,747,494
10,000,000	Kayne Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	2.61	% ^	04/18/2033	9,915,020
9,500,000	Kingsland Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.39	% ^	04/21/2031	9,419,454
3,349,968	KVK Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.93%)	1.18	% ^	05/21/2029	3,313,964
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43	% ^	10/15/2031	19,666,523
10,595,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	1.42	% ^	07/23/2029	10,569,776
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.69	% ^	01/27/2026	990,000
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	1.87	% ^	07/29/2030	2,962,500
21,983,431	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.12	% ^	11/22/2027	21,791,076
4,452,808	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	1.57	% ^	10/28/2025	4,452,027
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.03	% ^	04/16/2029	8,400,034
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45	% ^	12/18/2030	4,443,778
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.57	% ^	04/20/2033	29,146,000
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.52	% ^	10/21/2030	1,984,507
25,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	1.52	% ^	07/25/2029	24,871,455
9,325,590	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	1.16	% ^	10/28/2027	9,261,723
20,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.43	% ^	07/15/2031	19,400,000
8,898,846	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.55	% ^	11/15/2030	8,883,593
4,945,603	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.55	% ^	10/14/2031	4,891,473
10,000,000	Ocean Trails, Series 2020-10A-B1 (3 Month LIBOR USD + 2.10%, 2.10% Floor)	0.01	% ^	10/15/2031	10,000,000
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.43	% ^	07/15/2031	14,872,720
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	1.46	% ^	08/25/2031	14,923,374
9,947,266	Race Point Ltd., Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	1.49	% ^	10/15/2030	9,914,732
3,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.42	% ^	04/18/2031	2,955,000
4,000,000	Sound Point Ltd., Series 2015-1RA-A (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.64	% ^	04/15/2030	3,993,858
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.42	% ^	10/27/2031	10,015,244
10,500,000	Sound Point Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.37%, 1.37% Floor)	1.64	% ^	01/20/2032	10,484,250
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.34	% ^	04/21/2031	9,920,904
10,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	1.51	% ^	05/21/2029	9,931,048
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37	% ^	06/16/2031	7,919,653
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	1.53	% ^	10/15/2030	9,880,127
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47	% ^	08/18/2031	5,946,877
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.48	% ^	04/15/2032	10,018,070
18,000,000	Steele Creek Ltd., Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	1.64	% ^	07/15/2032	17,830,397
9,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.53	% ^	07/15/2032	9,002,945
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.53	% ^	01/17/2032	9,976,061
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.54	% ^	01/15/2032	9,937,496
12,758,646	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	1.10	% ^	04/15/2027	12,698,989
8,500,000	Venture Ltd., Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	1.56	% ^	09/09/2030	8,425,604
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.51	% ^	10/15/2031	9,912,508
3,981,911	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.52	% ^	10/20/2031	3,940,407
3,500,000	Vibrant Ltd., Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	2.37	% ^	01/22/2029	3,513,248
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47	% ^	10/20/2031	9,914,530
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.47	% ^	10/20/2031	14,916,008
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.52	% ^	01/20/2032	9,914,012
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	2.49	% ^	04/15/2033	17,381,522
3,000,000	Whitebox CLO II, Ltd., Series 2020-A-B (3 Month LIBOR USD + 2.25%)	2.49	% ^	10/24/2031	2,964,457
633,285	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	1.15	% ^	05/01/2026	632,758
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.53	% ^	10/15/2031	5,935,500
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.42	% ^	01/15/2031	14,355,360
4,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	2.38	% ^	04/15/2031	4,001,456
1,082,771	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	1.44	% ^	07/27/2026	1,081,470

Total Collateralized Loan Obligations (Cost $926,194,486)					920,928,183

Foreign Corporate Bonds - 7.5%
4,700,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	4,799,235
1,400,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,426,360
900,000	AES Dominicana	7.95%		05/11/2026	918,009
400,000	AES Gener S.A.	5.00%		07/14/2025	414,200
1,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		04/07/2024	1,433,642
1,200,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% ^	04/07/2024	1,228,836
5,300,000	Alibaba Group Holding Ltd.	2.80%		06/06/2023	5,583,136
5,455,000	ANZ New Zealand International Ltd.	1.90	% ^	02/13/2023	5,621,513
4,185,000	AstraZeneca PLC	2.38%		11/16/2020	4,195,631
1,325,000	AstraZeneca PLC	2.38%		06/12/2022	1,366,807
4,510,000	AstraZeneca PLC	3.50%		08/17/2023	4,880,493
5,926,000	Avolon Holdings Funding Ltd.	3.63	% ^	05/01/2022	5,825,913
11,750,000	Axiata SPV2 BHD	3.47%		11/19/2020	11,789,597
1,600,000	Baidu, Inc.	3.50%		11/28/2022	1,679,854
4,800,000	Baidu, Inc.	3.88%		09/29/2023	5,155,894
6,500,000	Banco Bradesco S.A.	5.90%		01/16/2021	6,556,940
1,500,000	Banco Bradesco S.A.	2.85	% ^	01/27/2023	1,521,090
1,600,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% ^	02/15/2029	1,640,800
1,400,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	1,480,500
1,500,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	1,541,265
6,300,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50	% †	04/20/2021	6,311,876
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% ^	09/14/2025	507,500
6,300,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	6,240,938
11,000,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	11,011,770
250,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95	% ^	10/01/2028	264,094
400,000	Banco Santander Chile	2.50%		12/15/2020	402,186
1,250,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.38	% ^	04/17/2025	1,391,569
4,350,000	Bangkok Bank PCL	4.80%		10/18/2020	4,358,461
2,900,000	Bangkok Bank PCL	3.88%		09/27/2022	3,054,873
800,000	Banistmo S.A.	3.65	% ^	09/19/2022	811,500
10,200,000	Banistmo S.A.	3.65%		09/19/2022	10,346,625
7,865,000	Bank of Nova Scotia	0.55%		09/15/2023	7,855,084
2,870,000	Bank of the Philippine Islands	2.50%		09/10/2024	2,953,212
10,180,000	Barclays Bank PLC	2.65%		01/11/2021	10,221,845
5,150,000	BAT International Finance PLC	1.67%		03/25/2026	5,172,900
4,600,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	4,926,669
2,330,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,318,350
2,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,036,273
4,000,000	BDO Unibank, Inc.	2.95%		03/06/2023	4,159,884
4,320,000	BPCE S.A.	2.38	% ^	01/14/2025	4,494,149
2,600,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,731,053
1,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	1,846,250
2,600,000	CIMB Bank BHD (3 Month LIBOR USD + 0.78%)	1.05%		10/09/2024	2,587,663
10,200,000	CNAC HK Finbridge Company Ltd.	3.50%		07/19/2022	10,467,463
1,100,000	CNOOC Finance Ltd.	4.25%		01/26/2021	1,111,748
1,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,044,251
7,300,000	CNOOC Finance Ltd.	3.00%		05/09/2023	7,660,175
9,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	9,410,625
2,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,142,819
5,285,000	Commonwealth Bank of Australia	2.75	% ^	03/10/2022	5,478,225
600,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	616,775
1,200,000	Corporacion Nacional del Cobre de Chile	3.00%		07/17/2022	1,241,831
1,100,000	Credicorp Ltd.	2.75	% ^	06/17/2025	1,115,400
5,170,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	1.49	% ^	06/12/2024	5,214,409
3,400,000	Daimler Finance North America LLC	2.30	% ^	02/12/2021	3,421,025
850,000	Daimler Finance North America LLC	3.40	% ^	02/22/2022	880,445
750,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	774,635
700,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	0.86%		07/25/2022	701,832
900,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	983,684
7,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	12/29/2049	7,567,238
960,000	Delek & Avner Tamar Bond Ltd.	4.44	% ^	12/30/2020	960,115
186,130	Digicel Group Ltd. (PIK 7.00%)	7.00	% ^†	12/01/2021	24,197
465,957	Digicel Group Ltd. (PIK 8.00%)	5.00	% ^	04/01/2025	165,415
1,728,543	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,736,857
2,552,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,099,313
3,928,038	ENA Norte Trust	4.95%		04/25/2028	3,962,447
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,779
200,000	Equate Petrochemical B.V.	4.25%		11/03/2026	210,375
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	1.11%		05/23/2024	496,722
3,100,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.15%		11/20/2023	3,090,684
1,000,000	Geopark Ltd.	6.50%		09/21/2024	944,000
650,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	661,189
9,070,000	GlaxoSmithKline Capital PLC	0.53%		10/01/2023	9,079,409
300,000	Global Bank Corporation	4.50	% ^	10/20/2021	307,200
7,700,000	Global Bank Corporation	4.50%		10/20/2021	7,884,800
2,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,050,250
3,700,000	Grupo Bimbo S.A.B. de C.V.	4.50%		01/25/2022	3,874,963
7,510,000	GrupoSura Finance S.A.	5.70%		05/18/2021	7,762,524
8,100,000	HPHT Finance Ltd.	2.88%		11/05/2024	8,453,322
5,789,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	1.27%		05/18/2024	5,770,499
350,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	360,613
2,200,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,404,834
1,424,821	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,333,989
35,034	Invepar Holdings	0.00	% Ω Þ	12/30/2028	1,498
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,939,375
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	803,268
4,250,000	JD.com, Inc.	3.13%		04/29/2021	4,298,923
4,000,000	Korea East-West Power Company Ltd.	1.75	% ^	05/06/2025	4,137,265
3,550,000	Korea Electric Power Corporation	1.13	% ^	06/15/2025	3,572,542
4,150,000	Latam Finance Ltd.	6.88	% Ω	04/11/2024	1,545,875
5,300,000	LG Chem Ltd.	3.25%		10/15/2024	5,711,869
4,920,000	Macquarie Bank Ltd.	2.10	% ^	10/17/2022	5,079,784
3,000,000	Malayan Banking BHD (3 Month LIBOR USD + 0.80%)	1.08%		08/16/2024	2,979,240
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,886,310
6,400,000	MEGlobal Canada ULC	5.00	% ^	05/18/2025	6,929,370
10,020,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.10%		07/26/2023	10,117,933
10,113,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2023	10,187,993
5,200,000	Multibank, Inc.	4.38%		11/09/2022	5,298,878
1,110,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	1,113,164
4,000,000	NongHyup Bank	1.25	% ^	07/20/2025	4,043,215
8,961,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,043,755
1,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,037,633
1,000,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	1,095,052
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% ^	09/10/2030	1,897,581
2,029,187	Panama Metro Line SP	0.00	% ^	12/05/2022	1,970,868
7,717,887	Panama Metro Line SP	0.00%		12/05/2022	7,496,075
2,273,006	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	2,153,673
1,766,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,855,845
1,550,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	1,565,500
1,500,000	Petronas Capital Ltd.	3.13%		03/18/2022	1,546,755
4,105,000	POSCO	2.38%		11/12/2022	4,208,821
3,300,000	POSCO	2.38%		01/17/2023	3,384,497
1,000,000	POSCO	2.75%		07/15/2024	1,048,736
550,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	588,547
1,500,000	Reliance Industries Ltd.	4.50%		10/19/2020	1,502,685
10,250,000	Reliance Industries Ltd.	5.40%		02/14/2022	10,806,037
5,520,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	1.78%		06/25/2024	5,546,888
6,555,000	Santander UK PLC	2.50%		01/05/2021	6,592,322
2,515,000	Santander UK PLC	2.10%		01/13/2023	2,596,133
4,000,000	Saudi Arabian Oil Company	2.75%		04/16/2022	4,100,113
8,200,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	8,715,575
1,400,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,546,118
2,355,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	2,533,009
5,250,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	5,276,828
2,500,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,526,537
4,000,000	Sinopec Group Overseas Development Ltd.	2.15	% ^	05/13/2025	4,135,300
1,000,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	1,054,065
5,045,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	5,114,693
5,080,000	Sumitomo Mitsui Trust Bank Ltd.	0.80	% ^	09/12/2023	5,093,006
4,945,000	Takeda Pharmaceutical Ltd.	4.00%		11/26/2021	5,128,514
2,400,000	Tecnoglass, Inc.	8.20%		01/31/2022	2,492,460
7,250,000	Telefonica Chile S.A.	3.88%		10/12/2022	7,625,188
2,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	2,087,376
5,000,000	Tencent Holdings Ltd.	1.81	% ^	01/26/2026	5,105,140
4,942,000	Toronto-Dominion Bank	3.25%		06/11/2021	5,044,667
5,350,000	Toronto-Dominion Bank (Secured Overnight Financing Rate + 4.80%)	0.57%		01/27/2023	5,367,918
5,130,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01	% ^	07/30/2024	5,144,794
4,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	3,558,667
2,750,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	2,256,719
1,900,000	Union Bank of the Philippines	3.37%		11/29/2022	1,978,556
200,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	0.74%		04/23/2021	200,271
2,750,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,935,041
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,037,030
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,305,378
3,900,000	UPL Corporation	3.25%		10/13/2021	3,953,414
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,144,500
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	141,638
5,605,000	Volkswagen Group of America Finance LLC	4.00	% ^	11/12/2021	5,815,835

Total Foreign Corporate Bonds (Cost $538,881,471)					543,738,770

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.6%
2,600,000	Abu Dhabi Government International Bond	0.75	% ^	09/02/2023	2,600,065
3,000,000	Abu Dhabi Government International Bond	2.50	% ^	04/16/2025	3,197,880
1,800,000	Brazilian Government International Bond	2.88%		06/06/2025	1,815,750
3,500,000	Colombia Government International Bond	2.63%		03/15/2023	3,595,883
3,700,000	Dominican Republic International Bond	7.50%		05/06/2021	3,820,250
1,759,000	Indonesia Government International Bond	3.75%		04/25/2022	1,834,426
2,130,000	Indonesia Government International Bond	3.38%		04/15/2023	2,251,751
500,000	Indonesia Government International Bond	2.95%		01/11/2023	521,617
300,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	327,287
2,500,000	Mexico Government International Bond	3.90%		04/27/2025	2,738,750
800,000	Perusahaan Penerbit	3.30%		11/21/2022	840,132
2,000,000	Perusahaan Penerbit	3.75%		03/01/2023	2,127,290
1,500,000	Peruvian Government International Bond	2.39%		01/23/2026	1,574,250
4,300,000	Qatar Government International Bond	2.38%		06/02/2021	4,350,461
1,600,000	Qatar Government International Bond	4.50%		01/20/2022	1,678,203
6,000,000	Saudi Government International Bond	2.38%		10/26/2021	6,109,668
4,500,000	Saudi Government International Bond	2.88%		03/04/2023	4,707,202
1,700,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,750,706

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $44,831,620)					45,841,571

Non-Agency Commercial Mortgage Backed Obligations - 11.5%
3,553,000	20 Times Square Trust, Series 2018-20TS-F	3.20	% # ^	05/17/2035	3,271,085
3,392,000	20 Times Square Trust, Series 2018-20TS-G	3.20	% # ^	05/17/2035	3,035,155
2,000,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.85	% ^	05/15/2037	1,955,000
2,000,000	Arbor Realty Ltd., Series 2020-FL1 (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.95	% ^	02/15/2035	1,944,560
12,000,000	AREIT Trust, Series 2019-CRE3-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	09/16/2036	11,455,584
1,251,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	09/14/2036	1,191,182
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55	% ^	06/15/2035	8,427,277

7,231,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65	% ^	03/15/2034	6,325,535
4,952,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	2.25	% ^	09/17/2035	4,585,612
3,711,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	03/17/2036	3,392,989
3,705,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	09/17/2036	3,276,183

1,174,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35	% ^	08/15/2036	1,099,182

1,338,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85	% ^	08/15/2036	1,227,191

17,543,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65	% ^	08/15/2036	15,863,402
4,779,000	BBCMS Mortgage Trust, Series 2018-BXH-C (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.65	% ^	10/15/2037	4,421,959
10,250,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.70	% ^	07/15/2037	8,399,564
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.39	% ^	03/16/2037	13,740,332
1,160,000	BBCMS Mortgage Trust, Series 2019-BWAY-D (1 Month LIBOR USD + 2.16%, 2.16% Floor)	2.31	% ^	11/25/2034	1,079,385
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	11/15/2034	9,572,356
7,538,000	BB-UBS Trust, Series 2012-TFT-TE	3.68	% # ^	06/07/2030	6,076,066
2,000,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	08/15/2036	1,951,160
14,962,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.69	% ^	10/16/2034	13,154,728
9,345,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	07/16/2035	8,535,159
165,041,500	BHMS Trust, Series 2018-ATLS-XCP	0.00	% # ^ I/O	07/16/2035	1,650
6,531,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.92	% ^	08/15/2036	6,036,027
7,491,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.55	% ^	06/15/2035	6,144,346
2,608,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.47	% ^	03/16/2037	2,581,343
12,515,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	04/17/2034	11,516,829
6,882,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.05	% ^	04/17/2034	5,897,837
2,940,107	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	2,895,386
1,680,598	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20	% ^	07/17/2034	1,679,752
4,119,100	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	4,066,329
3,159,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.12	% ^	05/15/2037	2,900,399
3,434,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	2.57	% ^	05/15/2037	3,120,880
1,414,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.07	% ^	05/15/2037	1,231,243
14,456,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	08/15/2036	13,649,980
9,594,000	BX Trust, Series 2019-OC11-E	4.08	% # ^	12/11/2041	8,733,303
11,389,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	11/18/2021	9,988,599
48,470,182	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.16	% # I/O	02/11/2050	2,487,213
66,454,546	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.45	% # I/O	05/12/2050	4,069,922
3,553,000	CF Trust, Series 2019-MF1-E (1 Month LIBOR USD + 2.20%, 2.20% Floor)	3.20	% ^	08/16/2032	3,355,678
21,160,220	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.16	% # I/O	01/10/2048	957,458
22,617,418	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.85	% # I/O	05/10/2058	1,641,493
56,596,447	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.77	% # I/O	06/17/2050	4,164,565
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	1.11	% # I/O	06/17/2050	886,535
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85	% # ^ I/O	02/17/2033	1,315,100
532,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15	% ^	11/17/2036	500,440
441,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.89	% ^	11/15/2036	410,568
7,632,125	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.14	% # I/O	10/11/2047	251,388
641,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57	% # ^	02/12/2048	524,109
5,335,357	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.49	% # I/O	02/12/2048	252,324
1,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.19	% #	06/12/2048	1,711,256
19,036,753	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.41	% # I/O	02/12/2049	998,139
13,059,167	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.86	% # I/O	04/16/2049	894,921
13,436,232	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.12	% # I/O	07/10/2049	1,083,758
13,547,129	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.27	% # I/O	04/15/2050	747,434
4,865,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	02/15/2036	4,676,167
7,736,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	02/15/2036	7,416,930
2,000,000	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06	% ^	08/20/2035	1,946,852
19,958,000	CLNC Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.06	% ^	08/17/2035	18,271,090
5,636,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.74	% # ^ Þ	10/17/2045	600,223
8,059,215	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.82	% # I/O	08/10/2046	133,183
24,487,150	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.29	% # I/O	10/15/2046	713,213
2,398,685	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.13	% # I/O	05/10/2047	66,256
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.87	% #	08/10/2047	239,839

1,876,000	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	1.55	% ^	10/17/2031	1,600,188
18,359,513	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.03	% # I/O	03/12/2048	539,065
33,970,108	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.99	% # I/O	08/12/2048	1,157,491
37,337,670	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.09	% # I/O	10/13/2048	1,456,109
5,373,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45	% #	02/12/2048	5,127,944
10,181,912	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.17	% # I/O	02/12/2048	336,757
47,724,360	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.84	% # I/O	07/10/2048	1,309,208
1,470,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.79	% #	10/10/2048	1,477,989
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.79	% #	02/12/2049	1,809,277
16,978,301	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.14	% # I/O	02/12/2049	706,287

11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.33	% ^	09/15/2033	10,437,380
12,389	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/17/2040	12,399
9,929,622	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69	% # ^ I/O	09/17/2037	222,370
27,358,861	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.98	% # I/O	04/15/2050	810,586
3,594,304	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	2.06	% # I/O	01/15/2049	266,316
1,538,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-C	3.73	% #	03/15/2053	1,533,148
6,499,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45	% ^	07/15/2032	5,228,470
6,650,000	CSMC Trust, Series 2017-LSTK-E	3.44	% # ^	04/07/2033	6,297,257
6,295,000	CSMC Trust, Series 2020-NET-D	3.83	% # ^	08/15/2037	6,335,856
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	1.15	% ^	06/16/2034	3,684,833
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.60	% ^	06/15/2033	9,039,129
18,824,157	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.59	% # I/O	05/10/2049	1,134,502
2,000,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	03/15/2035	1,972,630
13,253,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-F	4.09	% # ^	12/12/2036	12,143,789
14,992,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09	% # ^	12/12/2036	13,257,770
640,681	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.21	% ^	07/25/2023	677,787
9,365,000	FREMF Mortgage Trust, Series 2018-KC02-C	0.00	% ^ P/O	08/25/2025	6,444,154
4,430,948	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06	% ^	06/25/2025	4,244,370
14,819,000	FREMF Mortgage Trust, Series 2019-K99-D	0.00	% ^ P/O	10/25/2052	6,372,487
4,250,000	GPMT Ltd., Series 2018-FL1-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.31	% ^	11/19/2035	4,063,000
350,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37	% ^	06/12/2028	352,187
13,636,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28	% ^	12/15/2036	11,948,451
2,000,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	09/15/2037	1,952,000
810,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	09/15/2037	783,432
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.56	% ^	09/15/2037	3,662,966
12,469,000	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% ^	04/12/2034	12,588,343
3,887,228	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.87	% # I/O	09/12/2047	92,668
32,945,718	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.89	% # I/O	07/10/2048	989,340
1,518,000	GS Mortgage Securities Corporation, Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.70	% ^	11/15/2032	1,326,908
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.25	% ^	07/15/2031	4,637,001
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95	% ^	07/15/2031	4,551,571
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.08	% ^	07/15/2031	4,422,670
13,059,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.87% Floor)	2.03	% ^	06/16/2036	12,305,934
8,000,000	GS Mortgage Securities Corporation, Series 2019-SOHO-F (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35	% ^	06/16/2036	6,843,799
2,030,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66	% # ^	11/13/2047	1,266,190
8,838,662	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.92	% # I/O	11/10/2048	300,155
19,458,556	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.79	% # I/O	05/12/2049	1,195,427
29,099,960	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.36	% # I/O	10/13/2049	1,540,729
887,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07	% # ^	07/12/2051	872,333
1,760,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07	% # ^	07/12/2051	1,688,241
2,391,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07	% # ^	07/12/2051	2,253,972
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07	% # ^	07/12/2051	2,068,370
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07	% # ^	07/12/2051	2,497,202
12,284,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75	% ^	08/16/2032	10,914,512
6,838,000	GS Mortgage Securities Trust, Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.25	% ^	08/16/2032	5,339,739
14,505,000	GSCG Trust, Series 2019-600C-E	4.12	% # ^	09/06/2034	14,207,256
15,347,000	Hawaii Hotel Trust, Series 2019-MAUI-G (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	05/17/2038	13,158,364
1,064,651	HPLY Trust, Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	11/17/2036	999,272
1,944,894	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	11/17/2036	1,793,776
10,609,630	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/17/2036	9,253,454
8,000,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	2.55	% ^	08/17/2034	7,622,312
4,916,390	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	06/15/2034	4,790,186
275,643	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	06/15/2034	250,610
6,339,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% #	07/15/2047	6,632,099
21,197,672	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.19	% # I/O	01/15/2049	660,433

291,022	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	06/15/2032	279,721

4,932,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	06/15/2032	4,647,063

690,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	2.28	% ^	06/15/2032	648,425

1,826,400	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	3.18	% ^	06/15/2035	1,697,354
967,841	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	764,595
36,031,347	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.82	% # I/O	12/17/2049	1,007,173
3,776,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	3,344,914
5,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/08/2033	5,124,188
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% ^	05/05/2032	4,240,651
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60	% # ^	05/05/2032	4,258,768
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60	% # ^	05/05/2032	4,856,307
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60	% # ^	05/05/2032	4,854,931
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60	% # ^	05/05/2032	5,136,949
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	11,114,557
5,475,035	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.99	% # I/O	02/15/2047	122,119
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.62	% #	09/15/2047	501,650
360,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.12	% # ^	09/17/2047	309,838
18,614,300	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.00	% # I/O	11/18/2047	541,414
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52	% #	01/17/2048	1,341,038
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.94	% # ^	02/18/2048	4,201,913
125,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.35	% #	05/15/2048	118,150
18,806,754	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.83	% # I/O	05/15/2048	485,581
26,038,771	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.65	% # I/O	07/15/2048	549,970
11,332,453	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.03	% # I/O	08/17/2048	390,945
20,507,925	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.43	% # I/O	11/15/2048	638,233
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/17/2048	612,061

9,040,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.10%, 2.16% Floor)	2.31	% ^	07/15/2036	8,526,828

1,712,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15	% ^	07/15/2036	1,602,578
10,000,000	LCCM, Series 2017-LC26-C	4.71	% ^	07/12/2050	9,558,862
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.70	% ^	05/15/2028	962,500
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.10	% ^	05/15/2028	945,000
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85	% ^	05/15/2036	1,925,000
8,883,308	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.92	% # ^ I/O	03/12/2049	462,469
80,829,030	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.15	% # ^ I/O	03/11/2050	2,677,672
2,512,000	Marathon CRE, Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75	% ^	06/15/2028	2,395,192
15,958,000	MBRT, Series 2019-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.70	% ^	11/17/2036	13,838,187
11,933,000	MFT Trust, Series 2020-ABC-D	3.59	% # ^	02/12/2042	11,117,834
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	3.04	% # ^	02/12/2040	3,242,865
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% # ^	10/18/2030	8,008,171
3,494,296	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.75	% # I/O	10/15/2046	51,350
14,896,231	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.47	% # I/O	02/16/2046	372,290
5,802,388	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.14	% # I/O	02/15/2047	114,838
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.67	% #	10/15/2047	490,218
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61	% #	02/15/2048	121,926
18,823,146	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.35	% # I/O	01/15/2049	880,893
2,330,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35	% ^	11/15/2034	1,970,211
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/15/2034	6,945,977
1,683,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50	% ^	11/15/2034	1,229,931
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.05	% ^	07/16/2035	2,745,094
4,380,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.95	% ^	07/16/2035	4,092,511
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% ^	07/16/2035	2,639,441
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% ^	12/15/2036	636,232
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	05/15/2036	11,532,465
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95	% ^	05/15/2036	1,116,602
5,166,962	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	08/15/2034	5,038,375
5,336,278	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.40	% ^	08/15/2034	5,222,024

9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.36	% ^	06/15/2035	9,051,286
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62	% # ^	01/15/2037	8,116,360
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62	% # ^	01/15/2037	4,558,495
4,426,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.62	% # ^	01/15/2037	4,108,013
4,665,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.36	% # ^	12/17/2036	4,550,171
4,414,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK2	3.36	% # ^	12/17/2036	4,161,163
2,623,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK3	3.36	% # ^	12/17/2036	2,361,108
12,315,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	12/15/2035	12,008,780
11,000,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	02/15/2036	10,901,000
12,477,899	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	12,674,685
33,646,924	SLIDE, Series 2018-FUN-XCP	0.98	% # ^ I/O	12/15/2020	68,825
459,000	STWD Ltd., Series 2019-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.10	% ^	07/15/2038	449,132
14,307,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	07/15/2038	13,820,562
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	3.34	% ^	11/13/2034	7,115,825
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	1.05	% # I/O	06/17/2050	112,673
84,663,829	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.91	% # I/O	10/17/2051	4,077,266
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86	% #	02/17/2051	5,899,369
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.05	% #	03/15/2051	1,049,410
187,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.99	% ^	02/18/2032	157,572
6,127,877	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	09/15/2036	5,642,806
572,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/17/2050	336,369
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/17/2047	575,797
11,596,892	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.03	% # I/O	02/18/2048	362,355
52,676,249	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.04	% # I/O	09/17/2058	1,945,824
25,935,208	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.81	% # I/O	07/17/2058	700,095
1,150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-E	3.82	% # ^	12/17/2048	848,349
954,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/17/2059	947,243
4,381,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-D	3.12	% ^	03/17/2059	3,791,975
13,771,385	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.87	% # I/O	03/15/2059	843,672
75,980,735	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.19	% # I/O	07/15/2050	4,119,964
71,721,768	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.24	% # I/O	08/15/2053	11,392,228
3,255,959	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.19	% # I/O	03/15/2047	80,033
7,721,133	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.19	% # I/O	08/16/2047	240,428
28,438,159	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.76	% # I/O	11/18/2049	1,743,362

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $945,336,138)					851,265,292

Non-Agency Residential Collateralized Mortgage Obligations - 13.7%
5,658,207	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36	% # ^	10/25/2021	5,762,751
18,395,101	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95	% # ^	10/25/2058	18,502,826
6,507,879	Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	5,957,876
9,725,255	Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		12/25/2035	8,259,974
7,513,141	Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	4,723,355
9,193,139	Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	6,810,979
5,912,159	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	4,635,768

2,572,288	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.06% Floor, 11.00% Cap)	1.05%		02/25/2044	2,430,304
1,650,000	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78	% # ^	09/25/2023	1,662,360
9,339,812	Angel Oak Mortgage Trust, Series 2020-2-A1A	2.53	% # ^	05/25/2023	9,527,211
11,272,977	Angel Oak Mortgage Trust, Series 2020-4-A1	1.47	% # ^	07/25/2023	11,337,433
3,336,581	Arroyo Mortgage Trust, Series 2019-1-A1	3.81	% # ^	01/25/2049	3,446,488
2,111,949	Arroyo Mortgage Trust, Series 2019-2-A2	3.50	% # ^	04/25/2049	2,185,492
13,447,845	Arroyo Mortgage Trust, Series 2019-3-A3	3.42	% # ^	10/25/2048	13,720,745

1,383,042	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	0.83%		04/20/2035	1,380,320
1,945,096	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88	% #	10/25/2036	1,902,298
2,996,862	Banc of America Funding Corporation, Series 2015-R2-9A2	0.45	% ^ ±	03/27/2036	2,795,752
1,933,470	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	3.35	% #	10/25/2035	1,921,778
5,209,395	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	5,200,878
13,498,264	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43	% ^§	06/28/2034	13,749,492
3,212,935	Bayview Opportunity Master Fund Trust, Series 2020-RN1-A1	3.23	% ^§	02/28/2035	3,202,139
1,956,093	BCAP LLC Trust, Series 2012-RR1-3A4	5.50	% # ^	10/26/2035	1,766,618
1,064,157	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.00	% ^	10/25/2028	1,057,307
2,808,492	BRAVO Residential Funding Trust, Series 2019-NQM1-A2	2.89	% # ^	07/25/2059	2,875,873
25,835,432	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00	% # ^	10/25/2020	25,995,767
4,479,574	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26	% # ^	07/25/2021	4,537,858
9,389,673	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% ^§	09/25/2059	9,483,969
30,988,407	Citigroup Mortgage Loan Trust, Series 2019-E-A1	3.23	% ^§	11/25/2021	31,640,658
15,826,281	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80	% # ^	04/25/2060	15,956,310
1,066,377	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	1,054,013
1,218,903	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38	% # ^	06/25/2023	1,223,355
498,633	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	486,969
1,746,352	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	1,735,156
1,813,746	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,290,552
413,148	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	353,608
1,229,238	Countrywide Home Loans, Series 2005-10-A2	5.50%		05/25/2035	1,194,473
742,497	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	621,189
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		12/25/2019	2,465
2,060,556	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	1,905,934
75,580	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	75,974
795,883	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	661,619
1,000,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.87	% # ^	07/27/2036	972,262
281,855	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.39	% # ^	11/30/2037	283,602
20,427,463	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4-A1	3.51	% ^	08/26/2058	20,597,554
36,393,733	Credit Suisse Mortgage Capital Certificates, Series 2020-BPL1-A1	3.39	% ^§	02/25/2024	36,454,696
11,271,211	CSMC Trust, Series 2018-RPL8-A1	4.13	% # ^	07/25/2058	11,321,290
3,204,668	CSMC Trust, Series 2019-JR1-A1	4.10	% # ^	04/25/2021	3,248,434
61,245,735	CSMC Trust, Series 2019-RP10-A1	3.12	% # ^	12/25/2059	61,796,003
17,706,904	CSMC Trust, Series 2019-RPL2-A1	3.86	% # ^	11/25/2058	18,573,834
23,562,292	CSMC Trust, Series 2019-RPL9-A1	3.32	% # ^	10/25/2059	23,731,629
15,200,000	CSMC Trust, Series 2020-BPL2-A1	3.45	% # ^	03/25/2026	15,237,574
10,149,524	CSMC Trust, Series 2020-RPL2-A12	3.51	% ^	02/25/2060	10,172,342
8,000,000	CSMC Trust, Series 2020-RPL3-A1	2.69	% # ^	03/25/2060	8,019,752
19,966,415	CSMC Trust, Series 2020-SPT1-A1	1.70	% ^§	07/25/2023	20,070,506
711,193	Deephaven Residential Mortgage Trust, Series 2017-1A-A1	2.73	% # ^	12/26/2046	713,774
553,557	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.48	% # ^	07/28/2037	507,450
653,100	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	628,568
5,278,691	GCAT LLC, Series 2019-3-A1	3.35	% ^§	10/25/2049	5,183,479
6,336,668	GCAT LLC, Series 2020-1-A1	2.98	% ^§	01/25/2060	6,264,219
3,369,118	GCAT LLC, Series 2020-2-A1	3.72	% ^§	06/25/2025	3,376,781
13,500,000	GCAT LLC, Series 2020-3-A1	2.98	% ^§	09/25/2025	13,532,413
14,493,998	GCAT LLC, Series 2020-NQM2-A1	1.56	% ^§	07/25/2024	14,528,217
5,220,881	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63	% # ^	01/25/2059	5,313,794
221,691	GSAA Home Equity Trust, Series 2005-11-2A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.43%		10/25/2035	222,276
477,203	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	345,253
1,056,291	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.42%		02/25/2037	915,102
1,324,619	IndyMac Mortgage Loan Trust, Series 2006-AR5-2A1	3.48	% #	05/25/2036	1,282,651

7,424,184	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	0.49%		06/25/2037	6,933,550
12,935,600	Legacy Mortgage Asset Trust 2019-GS4, Series 2019-GS4-A1	3.44	% ^§	05/25/2059	13,092,823
13,287,641	Legacy Mortgage Asset Trust, Series 2017-GS1-A1	6.50	% ^§	01/25/2057	13,580,659
18,945,380	Legacy Mortgage Asset Trust, Series 2019-GS3-A1	3.75	% ^§	04/25/2059	19,468,102
1,155,624	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% ^§	05/25/2059	1,168,288
5,034,698	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00	% ^§	06/25/2059	5,060,716
3,192,947	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00	% # ^	12/25/2054	3,254,779
7,799,845	Legacy Mortgage Asset Trust, Series 2020-GS3-A1	3.25	% ^§	05/25/2060	7,815,856
9,488,252	Legacy Mortgage Asset Trust, Series 2020-GS4-A1	3.25	% ^§	02/25/2060	9,644,434
7,600,000	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73	% ^§	09/25/2022	7,656,954
258,760	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	215,613
11,052,596	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%		03/25/2046	5,467,123
112,798	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	3.24	% #	04/25/2036	89,674
425,430	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	268,578
1,464,968	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	966,950

41,004,236	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.19% Floor)	0.52%		05/25/2037	17,100,960
316,190	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.60	% #	02/25/2036	252,736
14,543,170	New Residential Mortgage Loan Trust, Series 2020-NPL1-A1	4.34	% ^§	07/25/2060	14,586,023
19,838,285	New Residential Mortgage Loan Trust, Series 2020-RPL2-A1	3.58	% # ^	08/25/2025	19,865,525
1,634,205	OBX Trust, Series 2020-EXP2-A3	2.50	% # ^	05/25/2060	1,667,947
334,547	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84	% ^§	12/30/2058	335,794
12,296,384	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10	% ^§	01/28/2060	12,368,838
7,287,132	Pretium Mortgage Credit Partners LLC, Series 2020-NPL2-A1	3.72	% ^§	02/25/2060	7,311,299
4,435,806	PRPM LLC, Series 2018-1A-A1	3.75	% # ^	04/25/2023	4,481,824
5,446,992	PRPM LLC, Series 2019-2A-A1	3.97	% ^§	04/25/2024	5,501,963
9,321,458	PRPM LLC, Series 2019-3A-A1	3.35	% ^§	07/25/2024	9,310,036
14,882,619	PRPM LLC, Series 2019-4A-A1	3.35	% ^§	11/25/2024	14,945,203
5,284,283	PRPM LLC, Series 2019-GS1-A1	3.50	% # ^	10/25/2024	5,300,381
12,429,183	PRPM LLC, Series 2020-1A-A1	2.98	% ^§	02/25/2025	12,405,371
9,846,000	PRPM LLC, Series 2020-3-A1	2.86	% ^§	09/25/2025	9,845,835
1,837,421	Radnor Ltd., Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.35	% ^	06/25/2029	1,836,107
2,232,643	RALI Trust, Series 2007-QS4-3A4	6.00%		03/25/2037	2,157,988
2,780,188	RALI Trust, Series 2007-QS4-3A9	6.00%		03/25/2037	2,686,977
1,870,416	RALI Trust, Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		06/25/2037	1,298,258
1,074,891	RBSSP Resecuritization Trust , Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.68	% ^	04/26/2035	937,480
3,338,464	RCO Trust, Series 2017-INV1-A	3.20	% # ^	11/25/2052	3,393,685
1,897,038	RCO Trust, Series 2017-INV1-M1	3.90	% # ^	11/25/2052	1,876,813
871,557	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	861,316
1,178,296	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,150,005
785,220	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	512,942
3,431,444	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		08/25/2037	3,311,292
9,448,912	Starwood Mortgage Residential Trust, Series 2018-IMC1-A3	3.98	% # ^	03/25/2048	9,534,422
2,848,900	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.92	% #	12/25/2035	2,723,179
40,000,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73	% ^§	03/25/2023	40,590,660
6,383,912	VCAT LLC, Series 2019-NPL2-A1	3.57	% # ^ §	11/25/2049	6,381,339
19,626,384	VCAT LLC, Series 2020-NPL1-A1	3.67	% ^§	08/25/2050	19,653,947
7,980,009	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% # ^	10/25/2048	8,119,656
4,573,972	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98	% # ^	02/25/2050	4,576,853
11,551,462	Vericrest Opportunity Loan Trust, Series 2019-NPL2-A1	3.97	% ^§	02/25/2049	11,579,745
17,699,107	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35	% ^§	08/25/2049	17,747,706
6,558,338	Vericrest Opportunity Loan Trust, Series 2019-NPL7-A1A	3.18	% ^§	10/25/2049	6,582,540
8,783,446	Vericrest Opportunity Loan Trust, Series 2019-NPL8-A1A	3.28	% ^§	11/25/2049	8,806,644
26,765,780	Vericrest Opportunity Loan Trust, Series 2020-NPL2-A1A	2.98	% ^§	02/25/2050	26,814,371
15,000,000	Verus Securitization Trust, Series 2017-1A-A1	3.60	% ^	08/25/2050	15,115,080
1,139,939	Verus Securitization Trust, Series 2018-2-A2	3.78	% # ^	07/25/2058	1,153,891
1,323,282	Verus Securitization Trust, Series 2018-2-A3	3.83	% # ^	07/25/2058	1,338,014
9,639,500	Verus Securitization Trust, Series 2020-4-A1	1.50	% ^§	07/25/2023	9,698,849
1,060,429	Verus Securitization Trust, Series 2020-4-A3	2.32	% ^§	07/25/2023	1,066,888
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04	% # ^	03/25/2060	1,545,133
3,309,788	VOLT LLC, Series 2019-NP10-A1A	3.43	% ^§	12/25/2049	3,316,792
1,477,515	VOLT LLC, Series 2019-NPL6-A1A	3.23	% ^§	10/25/2049	1,480,739
4,861,314	VOLT LLC, Series 2019-NPL9-A1A	3.33	% ^§	11/25/2049	4,881,901
8,005,943	VOLT LLC, Series 2020-NPL1-A1A	3.23	% ^§	01/25/2050	8,035,059
7,870,157	VOLT LLC, Series 2020-NPL3-A1A	2.98	% ^§	02/25/2050	7,883,841
2,066,388	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	0.56%		10/25/2035	1,864,590
120,831	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A5	6.00%		07/25/2036	113,504
4,623,740	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-2A1	3.07	% #	09/25/2036	4,283,942
975,135	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	964,386
4,605,996	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	4,664,632
16,804,507	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	3.04	% #	10/25/2037	16,172,231

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,008,391,294)					1,013,006,572

US Corporate Bonds - 4.6%
7,355,000	AbbVie, Inc.	2.30	% ^	11/21/2022	7,614,064

5,080,000	American Express Company (3 Month LIBOR USD + 0.65%)	0.90%		02/27/2023	5,113,142

270,000	Amgen, Inc.	2.70%		05/01/2022	279,272
2,925,000	Amgen, Inc.	2.65%		05/11/2022	3,025,058
3,705,000	Amgen, Inc.	3.63%		05/15/2022	3,870,229
3,170,000	Amgen, Inc.	1.90%		02/21/2025	3,322,852
9,750,000	Anthem, Inc.	2.50%		11/21/2020	9,779,300
4,580,000	AT&T, Inc.	4.45%		04/01/2024	5,125,009
10,665,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.04%		03/05/2024	10,713,697
4,670,000	BB&T Corporation	2.20%		03/16/2023	4,860,971
4,755,000	Bristol-Myers Squibb Company	2.60%		05/16/2022	4,934,745
3,660,000	Broadcom, Inc.	2.25%		11/15/2023	3,807,675
5,415,000	Capital One Financial Corporation	2.40%		10/30/2020	5,415,000
550,000	Capital One Financial Corporation	3.20%		01/30/2023	580,971
10,310,000	Cardinal Health, Inc.	2.62%		06/15/2022	10,646,845
5,100,000	Carrier Global Corporation	1.92	% ^	02/15/2023	5,250,031
5,110,000	Cigna Corporation	3.40%		09/17/2021	5,260,267
4,855,000	Cintas Corporation	2.90%		04/01/2022	5,023,990
3,965,000	Citigroup, Inc.	2.75%		04/25/2022	4,098,807
5,072,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.27%		06/01/2024	5,101,104
1,845,000	Citigroup, Inc. (Secured Overnight Financing Rate + 8.67%)	2.31%		11/04/2022	1,881,608
1,580,000	Crown Castle International Corporation	1.35%		07/15/2025	1,598,618
4,271,000	CVS Health Corporation	3.70%		03/09/2023	4,576,464
3,060,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,456,007
1,525,000	DOLLAR TREE, Inc.	3.70%		05/15/2023	1,640,858
590,000	DTE Energy Company	2.25%		11/01/2022	610,197
2,375,000	DTE Energy Company	2.53%		10/01/2024	2,527,205
1,920,000	DTE Energy Company	1.05%		06/01/2025	1,925,729
3,615,000	Duke Energy Corporation	0.90%		09/15/2025	3,623,403
3,580,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	3,594,822
1,265,000	DuPont de Nemours, Inc.	4.49%		11/15/2025	1,455,287
4,800,000	eBay, Inc.	2.75%		01/30/2023	5,035,621
3,095,000	Energy Transfer Operating LP	4.25%		03/15/2023	3,221,891
1,800,000	Energy Transfer Operating LP	2.90%		05/15/2025	1,812,042
5,115,000	Entergy Corporation	0.90%		09/15/2025	5,114,075
5,075,000	Equinix, Inc.	1.25%		07/15/2025	5,114,495
805,000	Eversource Energy	0.80%		08/15/2025	802,130
4,755,000	Exxon Mobil Corporation	1.57%		04/15/2023	4,894,794
1,930,000	General Mills, Inc.	3.20%		04/16/2021	1,958,857
4,195,000	General Mills, Inc.	3.15%		12/15/2021	4,306,989
9,615,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	9,637,282
2,525,000	Honeywell International, Inc.	0.48%		08/19/2022	2,529,323
4,900,000	Hyundai Capital America	2.85	% ^	11/01/2022	5,070,129
6,140,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	6,381,990
4,790,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	5,051,440
4,465,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	1.42%		12/29/2021	4,469,431
5,085,000	McDonald’s Corporation	2.63%		01/15/2022	5,234,849
5,100,000	Microchip Technology, Inc.	3.92%		06/01/2021	5,212,120
3,510,000	Mondelez International, Inc.	0.63%		07/01/2022	3,524,241
5,058,000	Mondelez International, Inc.	3.63%		05/07/2023	5,481,960
10,048,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	1.19%		07/22/2022	10,095,370
2,460,000	National Securities Clearing Corporation	1.20	% ^	04/23/2023	2,504,855
5,411,000	Northrop Grumman Corporation	2.08%		10/15/2020	5,414,616
4,645,000	Northrop Grumman Corporation	3.25%		08/01/2023	5,022,076
2,880,000	Omnicom Capital, Inc.	3.63%		05/01/2022	3,017,258
3,305,000	ORACLE Corporation	2.50%		04/01/2025	3,546,673
4,970,000	PayPal Holdings, Inc.	2.20%		09/26/2022	5,139,841
165,000	PayPal Holdings, Inc.	1.35%		06/01/2023	168,636
5,995,000	Penske Truck Leasing Company	2.70	% ^	11/01/2024	6,366,194
5,255,000	PepsiCo, Inc.	0.75%		05/01/2023	5,315,090
1,545,000	PNC Bank	2.45%		11/05/2020	1,545,359
1,775,000	PNC Bank (3 Month LIBOR USD + 0.42%)	2.03%		12/09/2022	1,808,965
2,500,000	PNC Funding Corporation	3.30%		03/08/2022	2,600,131
8,410,000	Prudential Financial, Inc.	3.50%		05/15/2024	9,314,444
4,665,000	PSEG Power LLC	3.85%		06/01/2023	5,022,475
4,805,000	Republic Services, Inc.	2.50%		08/15/2024	5,116,403
4,705,000	Royalty Pharma PLC	0.75	% ^	09/02/2023	4,695,533
5,015,000	Schlumberger Holdings Corporation	3.75	% ^	05/01/2024	5,448,601
6,095,000	Simon Property Group LP	2.00%		09/13/2024	6,288,047
5,000,000	Synchrony Financial	3.75%		08/15/2021	5,104,654
755,000	Synchrony Financial	2.85%		07/25/2022	777,912
4,924,000	Target Corporation	2.90%		01/15/2022	5,095,311
5,925,000	Union Pacific Corporation	3.20%		06/08/2021	6,042,559
1,560,000	Upjohn, Inc.	1.13	% ^	06/22/2022	1,572,826
2,500,000	Valero Energy Corporation	1.20%		03/15/2024	2,491,488
5,300,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.38%		05/15/2025	5,420,109
5,019,000	Wells Fargo & Company	2.60%		01/15/2021	5,052,884
4,675,000	Welltower, Inc.	3.63%		03/15/2024	5,058,483

Total US Corporate Bonds (Cost $333,464,255)					340,613,679

US Government and Agency Mortgage Backed Obligations - 7.9%
31,036,521	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44	% # I/O	03/25/2023	755,379

3,378,993	Federal Home Loan Mortgage Corporation, Pool 2B1122 (12 Month LIBOR USD + 1.65%, 1.65% Floor, 7.14% Cap)	3.65%		02/01/2043	3,515,116
1,207,426	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	1,273,818
1,275,714	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	1,345,575
22,164,081	Federal Home Loan Mortgage Corporation, Pool RB5048	2.50%		05/01/2040	23,271,654
16,700,000	Federal Home Loan Mortgage Corporation, Pool RB5085	2.00%		10/01/2040	17,281,248
7,676,473	Federal Home Loan Mortgage Corporation, Pool SB8049	2.50%		06/01/2035	8,022,449
28,000,000	Federal Home Loan Mortgage Corporation, Pool SB8068	1.50%		10/01/2035	28,663,675
10,825,973	Federal Home Loan Mortgage Corporation, Pool SN8061	2.00%		09/01/2035	11,258,954
45,005,338	Federal Home Loan Mortgage Corporation, Pool SN8067	1.50%		09/01/2035	46,072,080
456,659	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	6.13	% I/F I/O	02/15/2038	102,809
5,185,171	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	5,229,863
1,351,989	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	1,431,902
4,306,436	Federal Home Loan Mortgage Corporation, Series 4734-A	3.00%		07/15/2042	4,336,546
8,237,938	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	8,353,449
4,351,912	Federal Home Loan Mortgage Corporation, Series 4771-NA	4.00%		11/15/2042	4,402,824
4,076,129	Federal Home Loan Mortgage Corporation, Series 4773-EA	4.00%		10/15/2042	4,129,238
8,000,000	Federal Home Loan Mortgage Corporation, Series 4794-VB	4.00%		05/15/2038	8,196,296
3,768,266	Federal Home Loan Mortgage Corporation, Series 4824-EA	4.50%		02/15/2045	3,819,717

18,860,723	Federal Home Loan Mortgage Corporation, Series 4941-SW	5.78	% ± I/O I/F	12/15/2048	2,618,678

2,635,700	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.33% Cap)	2.75%		11/01/2042	2,744,417

5,073,109	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.49% Cap)	2.44%		07/01/2042	5,293,483
1,835,100	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	1,933,710
377,244	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	396,523
2,792,020	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	2,888,902
1,868,760	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.69%		05/01/2045	1,936,436
10,429,929	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.67%, 1.67% Floor, 7.72% Cap)	2.70%		05/01/2044	10,815,587
46,448,961	Federal National Mortgage Association, Pool MA4042	2.00%		06/01/2035	48,300,603
44,905,802	Federal National Mortgage Association, Pool MA4095	2.00%		08/01/2035	46,700,985
84,294,345	Federal National Mortgage Association, Pool MA4122	1.50%		09/01/2035	86,292,343
20,000,000	Federal National Mortgage Association, Pool MA4176	2.00%		10/01/2040	20,693,043
27,632,612	Federal National Mortgage Association, Pool QN2877	2.00%		07/01/2035	28,737,766
26,620,259	Federal National Mortgage Association, Pool SD8066	1.50%		08/01/2035	27,251,209
2,056,031	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	2,101,230
7,871,996	Federal National Mortgage Association, Series 2013-28-ZJ	3.00%		04/25/2043	7,957,319
3,016,084	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	3,105,269
1,933,742	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	1,952,465
2,125,369	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	2,287,553
5,396,682	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	5,648,343
4,331,505	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	4,393,051
2,992,156	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	3,026,549
2,492,216	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	2,516,375
13,765,958	Federal National Mortgage Association, Series 2019-25-SB (-1x1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90	% I/O I/F	06/25/2049	3,051,574
9,779,031	Federal National Mortgage Association, Series 2020-39-MH	3.00%		06/25/2040	10,447,285
32,183,200	Federal National Mortgage Association, Series 2020-45-JL	3.00%		07/25/2040	34,413,869
12,368,651	Federal National Mortgage Association, Series 2020-59-MK	3.00%		08/25/2040	13,239,085
13,076,340	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	13,316,547
1,862,049	Government National Mortgage Association, Series 2017-4-NC	3.00%		10/20/2045	1,899,387
10,339,965	Government National Mortgage Association, Series 2019-56-SE (-1x1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.94	% I/O I/F	05/20/2049	1,789,771

Total US Government and Agency Mortgage Backed Obligations (Cost $575,245,563)					579,211,949

US Government and Agency Obligations - 17.7%
259,400,000	United States Treasury Notes	2.63%		05/15/2021	263,418,832
325,600,000	United States Treasury Notes	1.50%		09/30/2021	329,982,576
130,600,000	United States Treasury Notes	1.38%		01/31/2022	132,757,961
186,300,000	United States Treasury Notes	0.13%		05/15/2023	186,190,840
309,950,000	United States Treasury Notes	2.25%		12/31/2023	330,835,302
66,800,000	United States Treasury Notes	0.38%		07/31/2027	66,445,125

Total US Government and Agency Obligations (Cost $1,293,604,638)					1,309,630,636

Affiliated Mutual Funds - 2.7%
19,895,522	DoubleLine Ultra Short Bond Fund (Class I)				199,949,999

Total Affiliated Mutual Funds (Cost $199,501,692)					199,949,999

Common Stocks - 0.0%
58,790	Foresight Equity * Þ				943,581
39,482	McDermott International Ltd. *				94,757

Total Common Stocks (Cost $989,313)					1,038,338

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				—

Total Warrants (Cost $—)					—

Short Term Investments - 4.5%
113,411,755	First American Government Obligations Fund - Class U	0.07	% ♦		113,411,755
113,411,754	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07	% ♦		113,411,754
113,411,755	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02	% ♦		113,411,755

Total Short Term Investments (Cost $340,235,264)					340,235,264

Total Investments - 93.2% (Cost $6,960,831,222)					6,884,256,934
Other Assets in Excess of Liabilities - 6.8%					503,981,329

NET ASSETS - 100.0%					$7,388,238,263

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	17.7%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Collateralized Loan Obligations	12.5%
Non-Agency Commercial Mortgage Backed Obligations	11.5%
US Government and Agency Mortgage Backed Obligations	7.9%
Foreign Corporate Bonds	7.5%
Asset Backed Obligations	6.1%
US Corporate Bonds	4.6%
Short Term Investments	4.5%
Bank Loans	3.9%
Affiliated Mutual Funds	2.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Common Stocks	0.0	% ~
Warrants	0.0	% ~
Other Assets and Liabilities	6.8%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	17.7%
Non-Agency Residential Collateralized Mortgage Obligations	13.7%
Collateralized Loan Obligations	12.5%
Non-Agency Commercial Mortgage Backed Obligations	11.5%
US Government and Agency Mortgage Backed Obligations	7.9%
Asset Backed Obligations	6.1%
Short Term Investments	4.5%
Banking	4.5%
Affiliated Mutual Funds	2.7%
Energy	1.4%
Healthcare	0.9%
Pharmaceuticals	0.8%
Electronics/Electric	0.7%
Telecommunications	0.7%
Transportation	0.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.6%
Utilities	0.6%
Technology	0.5%
Chemicals/Plastics	0.5%
Business Equipment and Services	0.4%
Food Products	0.4%
Finance	0.4%
Media	0.3%
Insurance	0.3%
Automotive	0.3%
Retailers (other than Food/Drug)	0.3%
Food Service	0.2%
Aerospace & Defense	0.2%
Building and Development (including Steel/Metals)	0.2%
Industrial Equipment	0.2%
Real Estate	0.2%
Hotels/Motels/Inns and Casinos	0.1%
Diversified Manufacturing	0.1%
Chemical Products	0.1%
Pulp & Paper	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Consumer Products	0.1%
Leisure	0.1%
Containers and Glass Products	0.1%
Mining	0.1%
Financial Intermediaries	0.1%
Cosmetics/Toiletries	0.1%
Food/Drug Retailers	0.0	% ~
Construction	0.0	% ~
Other Assets and Liabilities	6.8%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.
†	Perpetual Maturity
Þ	Value determined using significant unobservable inputs.
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
I/O	Interest only security
P/O	Principal only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.
±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.
*	Non-income producing security
♦	Seven-day yield as of September 30, 2020
&	Unfunded or partially unfunded loan commitment. At September 30, 2020, the value of these securities amounted to $240,257 or 0.0% of net assets.
PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.
BRL	Brazilian Real
~	Represents less than 0.05% of net assets

EXCESS RETURN SWAPS

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/29/2021	100,000,000	$24,415,032
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/25/2021	100,000,000	21,280,421
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/13/2021	95,000,000	18,984,849
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2021	100,000,000	18,410,314
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	06/02/2021	100,000,000	18,405,372
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/19/2021	80,000,000	17,645,274
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/11/2021	75,000,000	15,732,335
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/06/2020	100,000,000	14,244,331
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/07/2021	100,000,000	14,092,922
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/08/2020	100,000,000	13,976,595
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/14/2020	100,000,000	13,878,065
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	10/07/2020	100,000,000	13,325,299
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/19/2020	100,000,000	13,049,642
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/15/2020	100,000,000	12,923,697
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/01/2021	100,000,000	12,741,168
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/13/2020	100,000,000	12,515,627
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/16/2021	100,000,000	12,389,072
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/01/2021	100,000,000	12,377,237
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/17/2021	100,000,000	12,170,968
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/18/2020	100,000,000	12,099,689
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/20/2020	100,000,000	12,095,066
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/03/2020	100,000,000	11,850,484
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/10/2020	100,000,000	11,392,985
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/09/2021	100,000,000	11,168,406
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/09/2020	90,000,000	10,969,441
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/12/2020	100,000,000	10,633,856
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/29/2020	100,000,000	10,423,814
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/05/2020	90,000,000	10,253,687
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/17/2020	100,000,000	10,201,214
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/11/2020	100,000,000	10,155,946
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/22/2020	100,000,000	9,844,114
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/22/2021	100,000,000	9,686,348
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/29/2021	100,000,000	9,642,176
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	12/01/2020	100,000,000	9,590,021
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/08/2021	75,000,000	9,533,976
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/04/2020	100,000,000	9,175,874
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/23/2021	100,000,000	8,419,899
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/20/2021	100,000,000	8,412,498
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/14/2021	100,000,000	8,301,438
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/12/2021	100,000,000	8,062,489
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/05/2021	100,000,000	8,048,713
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/13/2021	100,000,000	7,946,248
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/10/2021	100,000,000	7,453,064
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/09/2021	100,000,000	7,447,118
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/02/2021	100,000,000	7,186,121
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/24/2021	100,000,000	7,174,534
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/25/2021	100,000,000	7,168,779
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	12/16/2020	100,000,000	6,633,821
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/15/2021	80,000,000	6,597,278
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/19/2021	100,000,000	6,545,453
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/09/2021	100,000,000	6,339,205
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/17/2021	50,000,000	5,680,220
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/07/2021	100,000,000	5,501,421
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/31/2021	35,000,000	3,964,877
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/10/2021	100,000,000	3,854,672
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/27/2021	100,000,000	3,590,408
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/28/2021	100,000,000	3,104,774
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/23/2021	70,000,000	2,948,508
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/11/2021	100,000,000	2,762,710
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/12/2021	100,000,000	1,802,696
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/28/2021	100,000,000	678,967
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/07/2021	80,000,000	402,858
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/02/2021	100,000,000	335,370
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/19/2021	100,000,000	247,519
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/26/2021	35,000,000	228,282
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/04/2021	50,000,000	30,973
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2020	4,000,000	20,143
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/14/2021	100,000,000	(203,380)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/15/2021	100,000,000	(1,768,769)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/21/2021	100,000,000	(2,414,178)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/29/2021	100,000,000	(2,831,578)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/01/2021	100,000,000	(3,026,875)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/07/2021	100,000,000	(4,174,512)

							$603,747,081

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2020, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

Fund	Value at March 31, 2020	Gross Purchases	Gross Sales	Shares Held at September 30, 2020	Value at September 30, 2020	Change in Unrealized for the Period Ended September 30, 2020	Dividend Income Earned in the Period Ended September 30, 2020	Net Realized Gain (Loss) in the Period Ended September 30, 2020
DoubleLine Ultra Short Bond Fund (Class I)	$195,175,073	$—	$—	19,895,522	$199,949,999	$4,774,926	$629,500	$—

DoubleLine Flexible Income Fund

Schedule of Investments

September 30, 2020 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.7%
2,250,000	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% ^	09/25/2045	2,264,032
1,500,000	CAL Funding IV Ltd., Series 2020-1A-B	3.50	% ^	09/25/2045	1,503,214
2,868,177	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30	% ^	06/15/2043	2,005,272
2,540,852	Castlelake Aircraft Securitization Trust, Series 2019-1A-C	6.90	% ^ Þ	04/15/2039	1,440,234
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22	% ^	07/25/2049	6,201,857
1,498,718	GAIA Aviation Ltd., Series 2019-1-C	7.00	% ^§ Þ	12/15/2044	739,812
980,000	Hardee’s Funding LLC, Series 2018-1A-A2I	4.25	% ^	06/20/2048	989,395
4,086,169	Harley Marine Financing LLC, Series 2018-1A-A2	5.68	% ^	05/15/2043	3,668,976
2,619,330	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	2,793,267
4,350,000	Hertz Vehicle Financing II LP, Series 2019-2A-B	3.67	% ^	05/25/2025	4,340,690
950,000	Hertz Vehicle Financing LP, Series 2018-1A-B	3.60	% ^	02/25/2024	955,652
1,861,185	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90	% ^ Þ	07/15/2039	709,052
5,096,154	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% ^	02/15/2050	5,453,594
1,940,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	1,973,788
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95	% ^	04/15/2044	753,654
4,571,066	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00	% ^ P/O	06/22/2043	3,895,742
1,875,000	Mosaic Solar Loan Trust, Series 2020-1A-C	4.47	% ^	04/20/2046	1,907,763
500,000	SoFi Consumer Loan Program LLC, Series 2019-3-C	3.35	% ^	05/25/2028	515,715
31,221	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	31,277
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% # ^	01/26/2026	505,395
65,214	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	65,337
347,352	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	350,715
92,000	SoFi Professional Loan Program, Series 2018-C-R1	0.06	% ^ @ Þ	01/25/2048	3,414,250
1,643,225	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	1,645,980
1,787,463	Sunnova Helios Issuer LLC, Series 2019-AA-B	4.49	% ^	06/20/2046	1,758,295
2,902,500	Taco Bell Funding LLC, Series 2016-1A-A2II	4.38	% ^	05/25/2046	2,929,526
7,000,000	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% ^	09/20/2045	7,023,918
2,500,000	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% ^	09/20/2045	2,504,055
4,838,934	Vivint Colar Financing LLC, Series 2018-1A-A	4.73	% ^	04/30/2048	5,006,271
8,469,135	Wave LLC, Series 2019-1-C	6.41	% ^ Þ	09/15/2044	4,623,674
1,302,111	Willis Engine Structured Trust, Series 2018-A-A	4.75	% ^§	09/15/2043	1,100,109
4,216,864	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% ^	10/15/2038	3,870,934

Total Asset Backed Obligations (Cost $85,315,284)					76,941,445

Bank Loans - 5.8%
299,246	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	287,588
298,504	Access CIG LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.91%		02/27/2025	292,768
251,439	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.19%		10/13/2025	247,667
174,561	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.65%		02/16/2027	169,075
97,277	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		07/31/2026	97,358
226,513	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.19%		10/18/2025	220,284
257,059	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/22/2024	226,373
425,096	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.07%		08/01/2025	419,251
277,732	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		04/04/2024	271,570
405,246	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		05/09/2025	398,704
347,375	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		07/10/2026	344,304
173,651	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	162,841
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	56,670
348,289	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/30/2024	337,259
74,813	Amentum Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/22/2027	74,096
75,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		10/11/2021	55,352
75,408	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		12/14/2023	62,332
	American Tire Distributors, Inc., Senior Secured First Lien Term Loan
179,974	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	154,649
21,691	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	18,639
395,000	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/19/2024	393,375
370,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		03/11/2025	355,200
169,150	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		01/15/2027	162,349
144,885	Arctic Glacier, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	125,362
405,000	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		07/12/2024	400,697
160,000	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.65%		09/07/2027	160,034
348,246	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		02/12/2027	338,793
398,943	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		11/03/2023	393,749
20,850	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		11/30/2024	20,533
96,646	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%		07/14/2025	96,998
180,958	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	4.75%		02/11/2026	178,922
143,895	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/25/2025	133,583
152,506	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		09/16/2024	150,727
119,134	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		12/16/2024	118,706
147,992	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		12/15/2027	144,801
180,229	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		07/27/2026	174,035
237,036	Bass Pro Group LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 0.75% Floor)	6.07%		12/15/2023	235,407
316,000	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		11/27/2025	309,219
107,273	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		06/02/2025	105,351
53,400	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		10/03/2022	53,012
300,155	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		06/16/2025	284,068
374,977	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.73%		09/30/2024	367,665
270,000	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		10/02/2025	262,790

243,256	Brand Energy & Infrastructure Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		07/30/2024	227,235
364,326	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/21/2025	278,320
251,530	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.57%		06/30/2024	123,184
243,775	Buckeye Partners LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		11/30/2026	239,713
130,000	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan	3.48	% ±	09/29/2027	129,459
274,295	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		12/23/2024	257,758
	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan
93,333	(1 Month LIBOR USD + 4.50%)	4.65%		07/21/2025	90,598
46,667	(3 Month LIBOR USD + 4.50%)	4.77%		07/21/2025	45,299
49,500	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		08/12/2026	48,178
90,000	Camelot Finance SA, Senior Secured First Lien Term Loan	4.00	% ±	10/31/2026	89,719
341,093	Camelot US Acquisition Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		11/30/2026	335,284
375,706	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		11/01/2024	375,471
84,788	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		06/30/2025	86,177
339,290	Castle US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	3.97%		01/29/2027	327,113
218,487	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	3.25%		05/18/2026	217,941
236,240	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/07/2023	198,189
238,200	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/15/2027	229,375
425,000	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	416,734
220,258	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/16/2024	215,624
427,526	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		06/07/2023	421,151
345,678	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		03/31/2025	333,579
176,795	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		10/02/2024	177,016
74,250	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.76%		08/07/2026	67,860
222,568	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.06%		08/16/2024	191,229
291,699	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	287,396
89,550	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/23/2026	87,032
140,000	Conservice Midco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.56%		05/13/2027	138,775
60,000	Consolidated Communications, Inc., Senior Secured First Lien Term Loan	5.75	% ±	10/18/2027	59,513
350,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		04/22/2027	349,855
168,876	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	8.25	% Ω	06/02/2025	124,546
251,818	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		07/17/2025	244,285
132,975	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.40%		01/15/2026	128,875
200,350	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	187,127
360,039	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/29/2023	327,249
113,807	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		03/07/2025	112,527
295,224	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	256,132
420,000	Datatel, Senior Secured First Lien Term Loan	4.50	% ±	10/06/2027	417,900
	Dealer Tire LLC, Senior Secured First Lien Term Loan
16,273	(1 Month LIBOR USD + 4.25%)	4.41%		12/12/2025	15,947
28,390	(1 Month LIBOR USD + 4.25%)	4.40%		12/12/2025	27,822
304,238	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	303,097

317,522	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		06/06/2025	300,852
287,201	Diamond B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.26%		09/06/2024	269,610
129,200	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		08/24/2026	101,422
155,174	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.80%		05/27/2024	136,942
174,125	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		10/16/2026	172,357
375,854	Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.89%		02/06/2026	372,659
77,945	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/01/2026	69,246
144,978	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/06/2026	128,798
51,697	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	2.41%		08/25/2025	50,987
408,967	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		05/01/2026	399,702
295,077	EAB Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		11/15/2024	283,274
85,000	ECI Macola, Senior Secured First Lien Term Loan	4.50	% ±	09/17/2027	84,442
189,196	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		02/06/2025	186,033
175,789	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	171,120
349,353	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		10/10/2025	253,780
146,548	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		03/08/2024	113,786
182,294	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		09/18/2026	177,888

412,486	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		11/15/2024	409,136
65,688	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		11/29/2024	65,708
403,923	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		03/31/2025	396,982
549,293	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.41%		10/01/2025	544,437
	Flex Acquisition Company Inc, Senior Secured First Lien Term Loan
173,543	(3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	170,127
14,305	(1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/29/2023	14,023
185,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.55%		06/20/2025	180,002
273,467	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		08/01/2024	235,865
296,075	Flexera Software LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		02/26/2025	294,641
132,517	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% Þ	06/30/2027	132,517
420,000	Formula One Management Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	409,151
103,249	Forterra Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/25/2023	102,432
224,438	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		01/29/2027	216,222
147,855	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.69%		08/18/2025	147,116
177,413	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		05/02/2025	61,562
355,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.90%		10/30/2026	353,802
124,375	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	120,514
109,156	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/01/2024	107,783
175,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00	% Ω	03/01/2024	2,188
268,650	Genesee & Wyoming, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.31%		11/06/2026	264,956
459,536	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/01/2023	459,154
430,000	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.44%		07/02/2025	421,940
253,385	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%		02/19/2026	237,675
330,000	GFL Environmental, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/30/2025	329,051
189,525	Go Daddy Operating Co LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		08/10/2027	187,156
467,254	GOBP Holdings Inc, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.90%		10/22/2025	460,878
	Golden Nugget, Inc., Senior Secured First Lien Term Loan
185,544	(2 Month LIBOR USD + 2.25%, 0.75% Floor)	3.25%		10/04/2023	166,677
158,238	(1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.25%		10/04/2023	142,148
368,708	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		10/10/2025	362,773
265,001	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		02/12/2025	262,682
185,000	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/04/2027	184,281
	Granite US Holdings Corporation, Senior Secured First Lien Term Loan
107,789	(6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	102,399
21,558	(3 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	20,480
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		01/02/2026	592,828
221,465	GTT Communications, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	2.91%		06/02/2025	191,955
123,069	Gulf Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	87,328
351,181	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	3.25%		08/18/2023	346,763
108,202	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		08/05/2024	105,599
411,888	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.65%		08/06/2026	409,142
172,813	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/01/2026	170,782
292,340	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	3.84%		05/17/2025	285,031
291,560	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	1.93%		06/22/2026	282,031
188,076	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		06/27/2025	181,219
479,508	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		07/01/2024	478,209
106,771	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		05/31/2025	106,549
96,750	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		06/29/2026	95,541
151,901	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		05/01/2026	144,496
425,000	Illuminate Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.31%		06/30/2027	422,388
139,300	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		02/25/2027	136,732
34,204	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50	% &	07/14/2021	34,902
227,473	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (Prime Rate USD + 4.75%, 1.00% Floor)	8.00%		11/30/2023	229,368
285,901	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%		11/21/2024	281,771
694,897	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	1.91%		01/17/2025	687,732
	IRB Holding Corporation, Senior Secured First Lien Term Loan
345,747	(6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	331,005
889	(1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	851
328,026	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	4.41%		11/07/2025	325,259
598,858	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		01/02/2026	577,898
561,624	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		08/18/2022	560,422
536,825	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.07%		05/29/2026	524,008
76,176	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	65,821
360,558	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.44%		09/19/2026	348,840
213,481	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/05/2027	211,879
317,600	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		08/07/2026	276,823
279,756	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.19%		06/23/2025	276,959

114,499	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	111,541
416,972	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		08/26/2022	415,404
20,552	Lealand Finance Company BV, Senior Secured First Lien Term Loan	4.15	% ±	06/30/2025	15,620
107,945	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		03/01/2027	104,774
389,293	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/10/2022	356,040
418,393	Lineage Logistics LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/27/2025	413,621
105,926	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/24/2025	102,483
115,000	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		08/31/2027	111,371
345,183	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		05/22/2026	320,416

358,360	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/18/2025	329,691
283,227	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.56%		02/20/2025	269,598
182,303	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		08/31/2026	174,034
45,716	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41	% &	08/31/2026	43,642
352,106	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.81%		10/01/2025	345,460
355,000	Milano Acquisition Corporation, Senior Secured First Lien Term Loan	4.75	% ±	08/17/2027	352,116
150,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		07/30/2027	152,699
360,440	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.16%		03/27/2026	344,822
300,626	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	4.38%		05/14/2026	285,567
334,143	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		11/29/2024	320,453
75,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.40%		12/01/2025	71,475
179,609	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	154,351
13,259	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/04/2026	11,615
100,881	Motion Finco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.32%		11/30/2026	88,372
424,130	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		06/07/2023	418,148
168,951	Nascar Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.89%		07/27/2026	165,396
118,800	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		08/28/2026	116,424
390,000	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		09/18/2026	382,282
330,108	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.15%		08/14/2026	321,883
118,800	ON Semiconductor Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		09/18/2026	117,271
98,250	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	3.81%		10/24/2025	96,531
344,550	Pacific Gas and Electric Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/23/2025	338,233
110,000	Packaging Coordinators Midco, Senior Secured First Lien Term Loan	4.50	% ±	09/25/2027	109,657
348,232	Panther BF Aggregator LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		04/30/2026	340,179
425,912	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		09/27/2024	409,676
21,797	Pathway Vet Alliance	4.35	% ± &	03/31/2027	21,506
266,862	Pathway Vet Alliance, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		03/31/2027	263,292
109,784	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		05/29/2026	107,008
93,571	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	91,232

109,160	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	105,067
404,214	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.92%		04/12/2025	398,468
140,000	Playtika Holding Corporation, Senior Secured First Lien Term Loan	7.00	% ±	12/10/2024	140,386
230,359	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		12/06/2024	226,137
212,484	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		03/06/2025	207,571
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		03/11/2026	136,391
272,938	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/31/2026	269,628
64,838	Presidio Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.77%		01/22/2027	64,149
	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan
121,490	(1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/23/2026	120,578
56,302	(6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/23/2026	55,880
56,302	(9 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/23/2026	55,880
112,605	(12 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/23/2026	111,760
214,856	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.92%		03/07/2025	207,022

424,149	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		04/26/2024	418,052
109,175	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.66%		01/29/2027	96,893
350,000	Radiate Holdco LLC, Senior Secured First Lien Term Loan	3.65	% ±	09/25/2026	344,629
412,124	Radiology Partners, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.67%		07/09/2025	396,566
130,000	Redstone Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		09/01/2027	129,675
185,961	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		11/14/2025	181,041
342,739	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		06/02/2025	331,457
66,566	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		11/30/2020	62,239
383,336	RentPath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00	% Ω	12/17/2021	279,276
138,416	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/04/2027	136,842
120,000	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan	3.40	% ±	02/16/2026	118,200
400,000	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		02/06/2023	396,076
149,625	RP Crown Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		02/02/2026	148,222
165,000	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		02/11/2027	164,622
60,000	Ryan Specialty Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/01/2027	59,550
114,705	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.15%		02/22/2024	107,741
88,963	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.41%		03/12/2027	88,128
279,284	Scientific Games International, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%)	3.61%		08/14/2024	263,496

331,069	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		06/20/2024	275,720
243,013	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		11/06/2025	234,964
410,000	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	2.78%		03/06/2025	400,519
352,226	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		07/31/2025	342,980
584,100	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.66%		07/17/2026	571,396
278,225	SIWF Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.32%		06/13/2025	268,256
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.90%		04/17/2026	191,107
145,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan	3.90	% ±	10/20/2027	146,243
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
91,019	(3 Month LIBOR USD + 2.50%)	2.73%		01/23/2025	79,755
221,085	(1 Month LIBOR USD + 2.50%)	2.73%		01/23/2025	193,726
395,000	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.90%		02/05/2024	388,514
	Solenis International LP, Senior Secured First Lien Term Loan
293,815	(1 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	287,970
43,792	(3 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	42,921
20,000	Solenis International LP, Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.76%		06/18/2024	18,720
418,151	Solera LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 2.75%)	2.94%		03/03/2023	411,124
282,240	Sophia LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		09/30/2022	281,417
338,300	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	337,314
481,876	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		06/27/2025	473,944
166,090	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		12/30/2022	100,152
367,322	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		04/16/2025	356,965
146,254	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.25%		04/16/2026	136,427
338,299	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.15%		10/01/2025	328,634
197,809	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		07/10/2025	197,692
74,813	STG-Fairway Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.32%		01/29/2027	73,316
99,250	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.32%		07/17/2026	98,886
424,063	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.75%		03/05/2027	416,035
80,374	Syncreon Group Holdings B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	77,410
193,174	TAMKO Building Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.41%		05/31/2026	190,759
4,454	Tapstone Energy Holdings LLC, Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00	% Þ	04/17/2024	4,381
183,306	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	154,563
250,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.64%		06/26/2025	252,094
110,000	Tech Data Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%)	5.64%		06/30/2025	107,800
218,350	Telesat LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		12/07/2026	211,800
400,000	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/02/2026	389,126
124,063	Terrier Media Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		12/12/2026	121,337
319,904	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%		07/21/2025	309,732
410,000	Thyssenkrupp Elevator, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	4.57%		09/30/2027	407,366
349,088	TIBCO Software Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		06/30/2026	341,669
35,000	TIBCO Software Inc, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.41%		03/03/2028	34,453
288,326	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.36%		03/28/2025	273,294
295,395	TKC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		02/01/2023	278,133
229,425	T-Mobile USA, Inc. (1 Month LIBOR USD + 3.00%)	3.16%		04/01/2027	229,527
106,002	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.91%		11/13/2026	103,542
166,811	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		01/25/2024	124,396
54,748	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		02/28/2025	52,781
59,772	Travelport Finance SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%)	6.07%		03/18/2026	45,277
193,015	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	4.07%		10/31/2024	188,793
270,000	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		04/04/2025	268,457
400,000	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		04/29/2026	394,126
182,613	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		08/13/2026	182,157
157,427	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		05/04/2026	156,356
260,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		06/23/2025	259,741
30,000	Ultimate Software Group, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	30,650
176,146	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.41%		10/22/2025	172,280
79,400	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.16%		07/01/2026	77,403
105,662	Univision Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/13/2026	103,143
154,225	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		10/22/2026	145,550
589,050	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	3.07%		09/14/2026	565,674
155,479	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.25%		12/08/2023	153,373
452,180	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		08/27/2025	449,184
129,177	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		07/01/2026	127,509
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan	3.41	% ±	01/10/2029	137,966
110,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		01/31/2028	107,014
403,598	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.40%		02/26/2027	398,553
321,049	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.07%		02/05/2026	310,615
185,000	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.90%		10/10/2025	179,566
427,006	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.91%		08/03/2026	418,999
342,405	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/02/2024	341,934
209,175	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		09/25/2026	207,980
50,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.65%		04/17/2028	48,250

Total Bank Loans (Cost $68,594,302)					66,466,842

Collateralized Loan Obligations - 19.3%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	3.78	% ^	07/15/2026	238,129
2,500,000	AIMCO, Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.73	% ^	01/15/2030	2,373,822
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.88	% ^	04/15/2031	1,831,853
1,500,000	Apidos Ltd., Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	2.72	% ^	07/19/2027	1,419,895
2,500,000	Apidos Ltd., Series 2016-24A-CR (3 Month LIBOR USD + 3.05%)	3.32	% ^	10/21/2030	2,343,445
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	2.99	% ^	07/25/2030	2,330,596
1,000,000	Apidos Ltd., Series 2020-33A-B (3 Month LIBOR USD + 2.20%, 2.00% Floor)	2.47	% ^	07/24/2031	1,000,668
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	2.96	% ^	11/21/2030	2,362,500
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.22	% ^	08/23/2030	963,484
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	3.86	% ^	05/28/2030	2,911,544
1,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.22	% ^	10/21/2030	1,406,267
1,737,500	Babson Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.72	% ^	10/21/2030	1,477,141
1,250,000	Bain Capital Credit Ltd., Series 2020-2A-B1 (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.86	% ^	07/29/2031	1,251,802
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.17	% ^	07/20/2029	3,654,313
2,000,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13	% ^	04/15/2031	2,000,601
2,000,000	Barings Ltd., Series 2020-1A-D (3 Month LIBOR USD + 3.75%)	0.01	% ^	10/15/2032	2,000,000
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	3.16	% ^	10/22/2030	3,348,576
1,750,000	BlueMountain Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.02	% ^	07/19/2027	1,619,637
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.87	% ^	04/21/2031	425,295
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.38	% ^	11/15/2030	873,794
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.27	% ^	10/21/2030	914,244
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.28	% ^	07/15/2030	1,884,586
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.02	% ^	01/30/2031	1,764,121
2,000,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	3.93	% ^	04/15/2029	1,946,945
10,000,000	Canyon Capital Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	1.98	% ^	07/15/2030	9,948,084
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.18	% ^	07/15/2031	2,263,917
3,000,000	Canyon Capital Ltd., Series 2020-2A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.01	% ^	10/15/2031	3,000,000
1,250,000	Carlyle Global Market Strategies Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	2.67	% ^	01/18/2029	1,119,831
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.28	% ^	04/15/2030	1,425,921
1,000,000	Crown Point Ltd., Series 2020-9A-B (3 Month LIBOR USD + 2.69%, 2.69% Floor)	3.01	% ^	07/14/2032	1,002,476
1,750,000	Dryden Senior Loan Fund, Series 2012-25A-CRR (3 Month LIBOR USD + 1.85%, 0.00%)	2.13	% ^	10/15/2027	1,707,097
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	3.43	% ^	08/15/2030	2,461,611
3,900,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.13	% ^	04/16/2029	3,899,873
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.78	% ^	01/15/2031	2,753,971
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.43	% ^	10/15/2030	980,830
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.53	% ^	07/15/2030	978,506
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.92	% ^	11/29/2030	5,208,955
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.17	% ^	07/22/2030	2,403,504
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	2.78	% ^	04/15/2031	1,391,794
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	2.95	% ^	08/01/2025	248,136
258,079	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.25	% ^ Þ	04/28/2025	87,040
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 0.18% Floor)	2.07	% ^	07/21/2031	489,250
2,000,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.75	% ^	04/21/2031	1,959,055
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.17	% ^	10/22/2029	1,788,742
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.28	% ^	10/15/2030	1,365,949
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	3.02	% ^	07/21/2031	2,753,127
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.98	% ^	07/15/2027	999,474
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	3.07	% ^	10/20/2027	1,869,276
5,000,000	LCM Ltd., Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.77	% ^	01/21/2031	4,247,861
1,500,000	LCM Ltd., Series 27A-D (3 Month LIBOR USD + 2.95%)	3.22	% ^	07/16/2031	1,306,838
2,000,000	Madison Park Funding Ltd., Series 2012-10A-BR2 (3 Month LIBOR USD + 1.80%)	2.07	% ^	01/22/2029	2,003,822
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	3.69	% ^	01/27/2026	990,000
2,500,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	5.68	% ^	01/27/2026	2,275,377
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	5.77	% ^	04/20/2026	906,968
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.87	% ^	10/21/2030	4,410,006
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.22	% ^	10/21/2030	474,451
3,000,000	Madison Park Funding Ltd., Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	3.84	% ^	04/25/2029	2,956,788
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.78	% ^	04/16/2029	896,371
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	2.77	% ^	04/21/2031	3,295,966
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.03	% ^	04/16/2029	973,917
6,500,000	Marble Point Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	2.41	% ^	07/23/2032	6,502,156
1,550,000	Midocean Credit, Series 2016-5A-B1R (3 Month LIBOR USD + 1.60%)	1.87	% ^	07/19/2028	1,532,181
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.32	% ^	10/21/2030	970,644
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	2.67	% ^	04/20/2027	950,005
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	2.78	% ^	01/18/2028	3,860,979
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	3.52	% ^	10/18/2029	1,485,297
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	2.92	% ^	10/18/2030	954,291
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	3.12	% ^	04/22/2030	1,434,326
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-D (3 Month LIBOR USD + 3.75%)	0.01	% ^	10/20/2032	1,000,000
1,500,000	Ocean Trails, Series 2020-10A-C (3 Month LIBOR USD + 3.20%, 3.20% Floor)	0.01	% ^	10/15/2031	1,500,000
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	4.28	% ^	07/16/2029	4,394,476
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	4.21	% ^	02/17/2032	502,022
2,500,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	3.77	% ^	03/17/2030	2,414,270
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	3.97	% ^	07/22/2030	1,951,990
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.47	% ^	03/17/2030	1,107,957
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.87	% ^	01/21/2031	3,678,534
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.09	% ^	07/25/2030	2,793,814
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.32	% ^	10/21/2030	970,968
3,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	3.23	% ^	04/15/2030	2,860,625
5,000,000	Sound Point Ltd., Series 2020-2A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	0.01	% ^	10/25/2031	4,999,883
5,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.53	% ^	07/15/2032	5,001,636
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.88	% ^	01/15/2030	3,247,342
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.33	% ^	10/15/2031	1,417,783
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.93	% ^	04/17/2028	953,529
3,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	3.67	% ^	10/20/2026	2,970,344
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%)	1.77	% ^	01/16/2031	1,468,088
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.47	% ^	07/20/2032	5,981,108
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%)	2.12	% ^	10/20/2031	496,823
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	3.23	% ^	10/15/2030	3,463,336
1,500,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	3.82	% ^	07/22/2030	1,439,027
1,000,000	Westcott Park Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 3.25%)	3.52	% ^	07/20/2028	973,453
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	7.02	% ^	10/18/2030	1,596,272
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.27	% ^	07/18/2031	1,758,140
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.18	% ^	01/15/2031	3,466,357
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.03	% ^	01/15/2031	1,530,373
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.83	% ^	10/15/2027	6,363,417
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.13	% ^	07/17/2028	3,309,570
2,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	4.02	% ^	04/18/2029	1,941,997
1,750,000	Wind River Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	6.69	% ^	04/18/2029	1,555,622
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	2.90	% ^	11/20/2030	1,389,174
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.18	% ^	07/15/2030	1,398,517
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.28	% ^	07/15/2030	3,105,977
2,500,000	York Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.05%)	2.31	% ^	07/22/2032	2,479,465

Total Collateralized Loan Obligations (Cost $235,843,740)					222,359,810

Foreign Corporate Bonds - 11.4%
969,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	989,459
500,000	AES Andres B.V.	7.95	% ^	05/11/2026	510,005
2,200,000	AES Dominicana	7.95%		05/11/2026	2,244,022
600,000	AES Gener S.A.	5.00%		07/14/2025	621,300
200,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35	% ^	04/07/2025	202,125
600,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		04/07/2025	606,375
1,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% ^	04/07/2024	1,843,254
500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		04/07/2024	512,015
800,000	AES Panama Generation Holdings SRL	4.38	% ^	05/31/2030	823,800
270,000	Aker BP ASA	4.75	% ^	06/15/2024	277,651
400,000	Altice Financing S.A.	5.00	% ^	01/15/2028	389,026
415,000	Altice France Holding S.A.	7.38	% ^	05/01/2026	435,314
200,000	Altice France Holding S.A.	6.00	% ^	02/15/2028	191,129
400,000	ARD Finance S.A. (PIK 9.13%)	6.50	% ^	06/30/2027	398,420
200,000	Avation Capital S.A.	6.50	% ^	05/15/2021	136,225
200,000	Baidu, Inc.	3.43%		04/07/2030	220,802
800,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75	% ^	02/15/2029	820,400
350,000	Banco de Credito del Peru (3 Month LIBOR USD + 7.04%)	6.13%		04/24/2027	370,125
400,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13	% ^	07/01/2030	401,952
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	667,882
200,000	Banco de Reservas de la Republica Dominicana	7.00	% ^	02/01/2023	205,502
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	302,799
1,000,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% ^	09/14/2025	1,015,000
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75	% ^	11/04/2026	153,502
1,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,151,265
1,800,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% †	10/06/2020	1,798,920
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% ^†	06/27/2029	197,328
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% †	06/27/2029	197,328
400,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% †	07/06/2022	396,250
400,000	Banco Nacional de Panama	2.50	% ^	08/11/2030	396,300
600,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	589,650
600,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	584,250
1,100,000	Banistmo S.A.	3.65%		09/19/2022	1,115,813
200,000	Banistmo S.A.	3.65	% ^	09/19/2022	202,875
1,100,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	1,060,565
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	199,000
1,650,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,710,860
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	3,275,908
220,000	Bombardier, Inc.	6.00	% ^	10/15/2022	204,325
265,000	Bombardier, Inc.	7.88	% ^	04/15/2027	201,392
1,400,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50	% ^	1024/2025	1,407,889
1,100,000	Braskem Idesa SAPI	7.45	% ^	11/15/2029	1,037,036
1,300,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,338,201
205,000	Cenovus Energy, Inc.	5.38%		07/15/2025	197,547
1,000,000	CK Hutchison International Ltd.	2.50	% ^	05/08/2030	1,048,895
300,000	CNAC HK Finbridge Company Ltd.,	3.38%		06/19/2024	312,255
600,000	CNOOC Finance Ltd.	3.88%		05/02/2022	626,551
1,000,000	CNOOC Finance Ltd.	3.00%		05/09/2023	1,049,339
1,000,000	CNPC General Capital Ltd.	1.35%		06/23/2025	1,003,085
1,000,000	CNPC Global Capital Ltd.	1.13%		06/23/2023	999,901
400,000	Cosan Overseas Ltd.	8.25	% †	12/29/2099	410,000
375,000	Cott Holdings, Inc.	5.50	% ^	04/01/2025	384,844
1,000,000	Credito Real S.A.B. de C.V.	9.50	% ^	02/07/2026	962,750
1,650,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% †	11/29/2022	1,258,142
1,550,000	CSN Islands Corporation	7.00	% †	12/23/2020	1,358,203
900,000	CSN Resources S.A.	7.63	% ^	04/17/2026	905,062
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	437,193
2,300,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	12/29/2049	2,320,619
300,000	Delek & Avner Tamar Bond Ltd.	5.08	% ^	12/30/2023	305,427
520,000	Delek & Avner Tamar Bond Ltd.	5.41	% ^	12/30/2025	529,399
322,225	Digicel Group Ltd. (PIK 7.00%)	7.00	% ^†	12/01/2021	41,889
300,893	Digicel Group Ltd. (PIK 8.00%)	5.00	% ^	04/01/2025	106,817
1,000,000	Docuformas SAPI de C.V.	10.25	% ^	07/24/2024	741,250
450,000	eG Global Finance PLC	8.50	% ^	10/30/2025	474,469
860,750	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	864,890
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,316,184
953,952	ENA Norte Trust	4.95%		04/25/2028	962,309
200,000	ENN Energy Holdings Ltd.	3.25%		07/24/2022	205,779
400,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	470,000
200,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	208,322
100,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	105,322
385,000	Garda World Security Corporation	8.75	% ^	05/15/2025	390,049
475,000	Garda World Security Corporation	4.63	% ^	02/15/2027	478,562
2,100,000	Geopark Ltd.	6.50%		09/21/2024	1,982,400
155,000	GFL Environmental, Inc.	3.75	% ^	08/01/2025	154,903
365,000	GFL Environmental, Inc.	5.13	% ^	12/15/2026	380,093
132,000	GFL Environmental, Inc.	8.50	% ^	05/01/2027	143,467
400,000	Gilex Holding Sarl	8.50	% ^	05/02/2023	407,754
750,000	Gilex Holding Sarl	8.50%		05/02/2023	764,539
1,500,000	Global Bank Corporation	4.50%		10/20/2021	1,536,000
700,000	Global Bank Corporation	4.50	% ^	10/20/2021	716,800
700,000	Globo Comunicacao e Participacoes S.A.	4.88	% ^	01/22/2030	692,055
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	896,220
200,000	Gran Tierra Energy, Inc.	7.75	% ^	05/23/2027	69,877
400,000	Grupo Aval Ltd.	4.75%		09/26/2022	410,050
202,000	Grupo Idesa S.A. de C.V. (PIK 10.38%)	10.13	% ^	05/22/2026	112,615
400,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	400,500
800,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	874,485
700,000	Industrial Senior Trust	5.50%		11/01/2022	723,800
600,000	Inkia Energy Ltd.	5.88%		11/09/2027	626,700
380,000	Intelligent Packaging Ltd.	6.00	% ^	09/15/2028	386,051
380,000	Intelsat Jackson Holdings S.A.	5.50	% Ω	08/01/2023	239,400
300,000	Intelsat Jackson Holdings S.A.	8.50	% ^Ω	10/15/2024	194,220
35,079	Invepar Holdings	0.00	% Ω Þ	12/30/2028	1,500
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	156,527
1,000,000	Inversiones CMPC S.A.	4.75%		09/15/2024	1,102,000
400,000	Israel Electric Corporation Ltd.	5.00	% ^	11/12/2024	451,458
900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.22%)	4.63	% ^†	08/27/2025	788,400
1,700,000	JD.com, Inc.	3.38%		01/14/2030	1,844,216
300,000	Korea East-West Power Company Ltd.	1.75	% ^	05/06/2025	310,295
600,000	Korea Electric Power Corporation	1.13	% ^	06/15/2025	603,810
400,000	Kronos Acquisition Holdings, Inc.	9.00	% ^	08/15/2023	406,500
1,307,000	Latam Finance Ltd.	6.88	% Ω	04/11/2024	486,858
1,000,000	Latam Finance Ltd.	7.00	% ^Ω	03/01/2026	372,500
1,032,900	LLPL Capital Pte Ltd.	6.88	% ^	02/04/2039	1,193,728
2,800,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,859,962
330,000	Mattamy Group Corporation	4.63	% ^	03/01/2030	334,726
500,000	Medco Bell Pte Ltd.	6.38	% ^	01/30/2027	432,500
480,000	MEG Energy Corporation	7.13	% ^	02/01/2027	431,678
1,400,000	MEGlobal Canada ULC	5.00	% ^	05/18/2025	1,515,800
300,000	Minejesa Capital B.V.	4.63%		08/10/2030	309,351
1,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,239,786
600,000	Multibank, Inc.	4.38%		11/09/2022	611,409
500,000	Network i2i Ltd. (5 Year CMT Rate + 4.28%)	5.65	% ^†	10/15/2020	502,500
515,000	New Red Finance, Inc.	5.00	% ^	10/15/2025	528,933
500,000	NongHyup Bank	1.25	% ^	07/20/2025	505,402
1,200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,211,082
200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	207,527
200,000	ONGC Videsh Ltd.	4.63%		07/15/2024	214,394
1,200,000	Ooredoo International Finance Ltd.	3.25%		02/21/2023	1,256,760
200,000	Ooredoo International Finance Ltd.	3.75%		06/22/2026	223,805
1,000,000	Operadora de Servicios Mega S.A.	8.25	% ^	02/11/2025	921,875
400,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	438,021
600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% ^	09/10/2030	599,236
1,700,000	Pampa Energia S.A.	7.50%		01/24/2027	1,286,178
150,000	Pampa Energia S.A.	9.13%		04/15/2029	117,591
1,334,825	Panama Metro Line SP	0.00	% ^	12/05/2022	1,296,462
1,331,654	Panama Metro Line SP	0.00%		12/05/2022	1,293,382
415,000	Parkland Fuel Corporation	5.88	% ^	07/15/2027	437,047
1,500,000	Peru LNG SRL	5.38%		03/22/2030	1,154,250
200,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	228,380
200,000	POSCO	2.38%		11/12/2022	205,058
600,000	POSCO	2.38%		01/17/2023	615,363
1,700,000	POSCO	2.75%		07/15/2024	1,782,851
800,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	835,474
200,000	PTTEP Treasury Center Company Ltd.	2.59	% ^	06/10/2027	207,218
2,200,000	Radiant Access Ltd.	4.60	% †	11/18/2020	2,207,139
2,500,000	Reliance Industries Ltd.	5.40%		02/14/2022	2,635,619
700,000	SACI Falabella	3.75%		04/30/2023	732,188
2,700,000	Sinopec Group Overseas Development Ltd.	2.70	% ^	05/13/2030	2,842,872
200,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	220,229
907,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	1,001,005
150,000	Starfruit Finco B.V.	8.00	% ^	10/01/2026	159,245
500,000	Stars Group Holdings B.V.	7.00	% ^	07/15/2026	532,187
400,000	State Grid Overseas Investment Ltd.	3.75%		05/02/2023	428,366
400,000	State Grid Overseas Investment Ltd.	3.13%		05/22/2023	421,626
1,726,887	Stoneway Capital Corporation	10.00	% Ω	03/01/2027	742,579
585,000	Superior Plus LP	7.00	% ^	07/15/2026	626,570
200,000	Syngenta Finance N.V.	5.68	% ^	04/24/2048	214,767
1,400,000	Syngenta Finance N.V.	5.68%		04/24/2048	1,503,372
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	207,705
1,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,051,750
300,000	Telesat LLC	4.88	% ^	06/01/2027	302,152
3,300,000	Temasek Financial Ltd.	1.00	% ^	10/06/2030	3,256,919
1,900,000	Tencent Holdings Ltd.	2.39	% ^	06/03/2030	1,933,970
405,000	Tervita Escrow Corporation	7.63	% ^	12/01/2021	370,703
125,000	Titan Acquisition Ltd.	7.75	% ^	04/15/2026	124,687
200,000	Transelec S.A.	4.63%		07/26/2023	215,627
400,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	322,004
3,200,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% †	07/29/2025	2,232,000
1,100,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,120,366
3,041,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% †	10/19/2023	3,126,300
3,000,000	UPL Corporation	3.25%		10/13/2021	3,041,088
1,100,000	Vedanta Resources Finance PLC	9.25	% ^	04/23/2026	828,300
2,700,000	Vedanta Resources Ltd.	6.13%		08/09/2024	1,912,117
200,000	Vertical Holding Company GMBH	7.63	% ^	07/15/2028	211,750
450,000	Vertical Newco, Inc.	5.25	% ^	07/15/2027	468,513
400,000	Virgin Media Finance PLC	5.00	% ^	07/15/2030	398,500

Total Foreign Corporate Bonds (Cost $135,592,523)					130,504,230

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.2%
300,000	Abu Dhabi Government International Bond	0.75	% ^	09/02/2023	300,007
400,000	Abu Dhabi Government International Bond	2.50	% ^	04/16/2025	426,384
700,000	Abu Dhabi Government International Bond	3.13	% ^	04/16/2030	786,016
400,000	Indonesia Government International Bond	3.38%		04/15/2023	422,864
700,000	Panama Government International Bond	4.00%		09/22/2024	766,500
600,000	Peruvian Government International Bond	2.39%		01/23/2026	629,700
2,250,000	Peruvian Government International Bond	2.78%		01/23/2031	2,440,710
800,000	Philippine Government International Bond	2.46%		05/05/2030	864,470
400,000	Philippine Government International Bond	2.95%		05/05/2045	424,461
700,000	Qatar Government International Bond	3.88%		04/23/2023	752,784
1,800,000	Qatar Government International Bond	3.38%		03/14/2024	1,942,047
1,800,000	Saudi Government International Bond	2.38%		10/26/2021	1,832,900
800,000	Saudi Government International Bond	2.88%		03/04/2023	836,836
1,750,000	Saudi Government International Bond	2.90	% ^	10/22/2025	1,872,591

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $13,673,629)					14,298,270

Non-Agency Commercial Mortgage Backed Obligations - 14.1%
689,000	20 Times Square Trust, Series 2018-20TS-F	3.20	% # ^	05/17/2035	634,331
658,000	20 Times Square Trust, Series 2018-20TS-G	3.20	% # ^	05/17/2035	588,777

30,927,918	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	1.09	% # ^ I/O	05/16/2053	2,191,181
1,216,000	Arbor Realty Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.70%)	1.85	% ^	05/15/2037	1,188,640
1,216,000	Arbor Realty Ltd., Series 2020-FL1 (1 Month LIBOR USD + 1.80%, 1.80% Floor)	1.95	% ^	02/15/2035	1,182,292
1,017,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	09/14/2036	968,371
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20	% ^	12/15/2036	1,270,985
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55	% ^	06/15/2035	1,638,326
1,399,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	03/17/2036	1,279,114
11,739,218	BANK, Series 2017-BNK5-XA	1.21	% # I/O	06/17/2060	569,124
61,007,021	BANK, Series 2018-BN11-XA	0.63	% # I/O	03/17/2061	1,894,597
465,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65	% ^	08/15/2036	420,480
240,000	BBCMS Mortgage Trust, Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	2.54	% ^	07/15/2037	211,252
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.70	% ^	07/15/2037	1,604,522
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	2.59	% ^	03/16/2037	890,661
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	11/15/2034	1,457,476
1,430,000	BB-UBS Trust, Series 2012-TFT-TE	3.68	% # ^	06/07/2030	1,152,663
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	08/15/2036	1,186,305
1,678,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.69	% ^	10/16/2034	1,475,313
1,781,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	07/16/2035	1,626,658
2,373,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	1.92	% ^	08/15/2036	2,193,155
925,000	Bsprt Issuer Ltd., Series 2018-FL4-D (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.90	% ^	09/17/2035	857,752
487,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	1.47	% ^	03/16/2037	482,022
2,000,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	04/17/2034	1,840,484
2,229,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.05	% ^	04/17/2034	1,910,241
505,302	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	497,616
289,799	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20	% ^	07/17/2034	289,653
710,600	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	07/17/2034	701,496
611,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	2.12	% ^	05/15/2037	560,982
530,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	2.57	% ^	05/15/2037	481,673
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.07	% ^	05/15/2037	319,566
2,250,000	BX Trust, Series 2019-CALM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	11/15/2032	2,148,098
2,372,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	08/15/2036	2,239,745
2,115,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	11/18/2021	1,854,938
9,399,578	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.16	% # I/O	02/11/2050	482,333
4,435,557	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.85	% # I/O	05/10/2058	321,917
9,253,386	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.77	% # I/O	06/17/2050	680,897

22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85	% # ^ I/O	02/17/2033	736,069
454,031	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	2.30	% ^	07/15/2032	450,350
212,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	3.89	% ^	11/15/2036	197,371
1,734,845	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.14	% # I/O	10/11/2047	57,143
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57	% # ^	02/12/2048	73,588
2,484,842	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.12	% # I/O	07/10/2049	200,426
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	2.95	% ^	12/15/2036	457,423
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	3.80	% ^	12/15/2036	884,836
2,051,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	02/15/2036	1,966,407
19,315,643	Citigroup Commercial Mortgage Trust, Series 2020-GC46-XA	1.11	% # I/O	02/18/2053	1,433,381
1,216,000	CLNC Ltd., Series 2019-FL1-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06	% ^	08/20/2035	1,183,686
1,187,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.74	% # ^ Þ	10/17/2045	126,413
2,479,758	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.82	% # I/O	08/10/2046	40,979
996,377	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.13	% # I/O	05/10/2047	27,522
11,852,977	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.99	% # I/O	08/12/2048	403,876
7,123,539	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.09	% # I/O	10/13/2048	277,807
1,227,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.45	% #	02/12/2048	1,171,038
2,036,382	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.17	% # I/O	02/12/2048	67,351
815,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.48	% #	07/10/2048	798,183
10,693,703	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.84	% # I/O	07/10/2048	293,357
406,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.79	% #	10/10/2048	408,207
3,454,788	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.14	% # I/O	02/12/2049	143,717
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.33	% ^	09/15/2033	2,040,583
174,000	Commercial Mortgage Trust, Series 2016-GCT-D	3.58	% # ^	08/10/2029	174,461
2,692	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/17/2040	2,695

1,985,981	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.69	% # ^ I/O	09/17/2037	44,475
2,134,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	05/15/2036	2,102,298
2,423,790	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.98	% # I/O	04/15/2050	71,812
45,349,110	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.77	% # I/O	08/17/2051	1,727,248
1,084,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.45	% ^	07/15/2032	872,082
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.60	% ^	06/15/2033	1,737,167
1,980,649	DBGS Mortgage Trust, Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.15	% ^	05/15/2035	1,956,167
1,216,000	Exantas Capital Corporation Ltd., Series 2020-RSO8-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	1.90	% ^	03/15/2035	1,199,359
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	4.09	% # ^	12/12/2036	2,002,107
107,692	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.21	% ^	07/25/2023	113,929
2,133,144	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.06	% ^	06/25/2025	2,043,322
100,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37	% ^	06/12/2028	100,625
2,488,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28	% ^	12/15/2036	2,180,093
1,216,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	09/15/2037	1,186,816
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.56	% ^	09/15/2037	2,224,245
2,265,000	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% ^	04/12/2034	2,286,679
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.70	% ^	07/15/2035	1,329,815
2,479,503	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.64	% # I/O	02/10/2046	76,749
7,998,588	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.87	% # I/O	09/12/2047	190,679
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.25	% ^	07/15/2031	788,290
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95	% ^	07/15/2031	773,767
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	4.08	% ^	07/15/2031	751,854
2,302,000	GS Mortgage Securities Corporation, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.87% Floor)	2.03	% ^	06/16/2036	2,169,252
165,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66	% # ^	11/13/2047	102,917
7,166,483	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.92	% # I/O	11/10/2048	243,369
7,286,408	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.79	% # I/O	05/12/2049	447,637
169,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07	% # ^	07/12/2051	166,205
336,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07	% # ^	07/12/2051	322,301
457,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07	% # ^	07/12/2051	430,809
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07	% # ^	07/12/2051	395,082
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07	% # ^	07/12/2051	477,343
725,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75	% ^	08/16/2032	644,173
23,984,729	GS Mortgage Securities Trust, Series 2020-GC47-XA	1.25	% # I/O	05/14/2053	2,172,897
2,377,000	GSCG Trust, Series 2019-600C-E	4.12	% # ^	09/06/2034	2,328,207
433,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	12/15/2034	378,532
1,867,033	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/17/2036	1,628,379
1,263,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	2.55	% ^	08/17/2034	1,203,373
502,484	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	06/15/2034	489,585
502,484	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00	% ^	06/15/2034	456,849
2,427,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% #	07/15/2047	2,539,218

49,966	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	06/15/2032	48,026

504,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	1.75	% ^	06/15/2032	474,882

200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	2.28	% ^	06/15/2032	187,840

64,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	3.18	% ^	06/15/2035	59,478
128,333	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	101,383
5,789,568	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.82	% # I/O	12/17/2049	161,834
1,431,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	1,267,630
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% ^	07/08/2033	1,911,923
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% ^	05/05/2032	770,479
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60	% # ^	05/05/2032	773,962
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60	% # ^	05/05/2032	881,651
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60	% # ^	05/05/2032	881,546
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60	% # ^	05/05/2032	933,101
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% ^	01/16/2037	1,617,972
1,642,511	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.99	% # I/O	02/15/2047	36,636
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.62	% #	09/15/2047	100,330
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.60	% #	11/18/2047	143,905
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52	% #	01/17/2048	437,407
2,134,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/19/2048	2,178,600
2,230,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.35	% #	05/15/2048	2,107,799
4,388,243	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.83	% # I/O	05/15/2048	113,302
4,973,688	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.03	% # I/O	08/17/2048	171,581
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/17/2048	495,980
2,555,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15	% ^	07/15/2036	2,391,698
2,532,000	LCCM, Series 2017-LC26-C	4.71	% ^	07/12/2050	2,420,304
1,216,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	1.85	% ^	05/15/2036	1,170,400

3,452,791	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.92	% # ^ I/O	03/12/2049	179,754

15,245,423	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.15	% # ^ I/O	03/11/2050	505,044
2,538,000	MFT Trust, Series 2020-ABC-D	3.59	% # ^	02/12/2042	2,364,624
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	3.04	% # ^	02/12/2040	2,267,738
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.67	% #	10/15/2047	98,044
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.29	% #	07/15/2050	369,109
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68	% #	12/15/2047	271,594
1,200,000	Morgan Stanley Capital Trust, Series 2011-C1-D	5.67	% # ^	09/15/2047	1,203,996
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.35	% ^	11/15/2034	332,315
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.30	% ^	11/15/2034	482,473
284,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.50	% ^	11/15/2034	207,546
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.05	% ^	07/16/2035	524,701
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.95	% ^	07/16/2035	782,062
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% ^	07/16/2035	504,507
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% ^	12/15/2036	2,227,259
935,654	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.30	% ^	08/15/2034	912,369
1,957,170	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.40	% ^	08/15/2034	1,915,266
2,500,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.20	% ^	10/15/2037	2,373,359
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.36	% ^	06/15/2035	1,747,426

71,041,072	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-XCP	0.62	% # ^ I/O	06/15/2021	60,690
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.62	% # ^	01/15/2037	1,172,220
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.62	% # ^	01/15/2037	658,492
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.62	% # ^	01/15/2037	593,091
1,611,300	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.36	% # ^	12/17/2036	1,571,638
1,216,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.05	% ^	02/15/2036	1,205,056
2,521,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14	% ^	02/10/2032	2,560,758
1,573,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.50	% ^	07/15/2038	1,519,518
1,283,167	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	3.34	% ^	11/13/2034	1,083,587
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86	% #	02/17/2051	1,076,986
15,805,206	UBS Commercial Mortgage Trust, Series 2018-C8-XA	1.03	% # I/O	02/17/2051	823,532
1,373,963	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.80	% ^	09/15/2036	1,265,203
150,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/17/2050	88,209
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/18/2048	192,022
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.24	% #	05/15/2048	389,871
10,113,378	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.04	% # I/O	09/17/2058	373,581
5,459,354	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.14	% # I/O	11/15/2048	230,051
2,143,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-B	3.72%		04/15/2050	2,238,165
2,059,249	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.23	% # I/O	05/15/2048	80,859
7,073,239	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.81	% # I/O	07/17/2058	190,935
2,497,779	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.87	% # I/O	03/15/2059	153,021
15,336,803	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.19	% # I/O	07/15/2050	831,620
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.66	% #	11/17/2050	2,249,277
2,999,763	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.66	% # I/O	01/16/2060	197,123
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10	% #	09/16/2061	2,256,924
3,281,481	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.19	% # I/O	08/16/2047	102,182
4,865,280	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.76	% # I/O	11/18/2049	298,259

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $175,259,996)					161,837,916

Non-Agency Residential Collateralized Mortgage Obligations - 25.6%

4,027,599	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	0.24%		01/25/2037	2,974,368

1,634,776	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		01/25/2037	1,243,411
3,170,030	Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.36%		07/25/2046	2,842,781
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21	% ^	11/17/2037	1,007,455
8,313,384	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.21	% ^ Δ	10/27/2046	6,404,449
592,732	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	0.83%		04/20/2035	591,566
4,424,941	Bayview Koitere Fund Trust, Series 2018-SBR4-A1	4.38	% ^§	06/28/2033	4,511,671
1,772,335	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	3.54	% #	07/25/2036	1,670,957
1,022,837	Bear Stearns Alt-A Trust, Series 2006-4-22A1	3.52	% #	08/25/2036	878,161
2,525,065	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.78%		06/25/2037	857,567
6,646,981	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	5,304,950
5,066,830	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	3,939,417
8,688,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	2.90	% ^	05/25/2023	8,358,614
13,420,000	CIM Trust, Series 2017-3RR-B2	10.51	% # ^ Þ	01/29/2057	12,812,367
2,642,560	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.29	% ^	09/25/2036	2,530,266
3,571,756	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.40%		09/25/2036	3,428,165
1,066,377	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	1,054,013
12,300,000	Connecticut Avenue Securities Trust, Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.20	% ^	01/25/2040	12,121,676
380,735	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	340,545
603,169	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	342,011
413,148	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	353,608
586,578	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	430,481
311,345	Countrywide Home Loans, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	2.20%		02/20/2036	272,979
339,427	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	283,972
667,114	Countrywide Home Loans, Series 2007-HY1-1A1	3.70	% #	04/25/2037	635,385
333,972	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.58%		09/25/2036	167,099
558,963	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	405,792
285,950	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	237,710
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	2.87	% # ^	07/27/2036	1,458,394
113,306	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.39	% # ^	11/30/2037	114,008
169,456	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.48	% # ^	07/28/2037	155,342
303,316	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	291,923
15,000,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07	% # ^	05/25/2026	15,187,284
500,000	GCAT LLC, Series 2019-NQM3-B1	3.95	% # ^	11/25/2059	481,020
13,758,693	Home Partners of America Trust, Series 2019-2-F	3.87	% ^	10/19/2039	13,936,264
1,056,291	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	0.42%		02/25/2037	915,102
1,829,991	IndyMac Mortgage Loan Trust, Series 2004-AR4-3A	3.24	% #	08/25/2034	1,841,676
1,994,382	IndyMac Mortgage Loan Trust, Series 2006-AR19-2A1	3.34	% #	08/25/2036	1,819,892
515,634	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	372,253
593,940	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.69	% #	04/25/2037	539,696
800,000	Legacy Mortgage Asset Trust 2019-GS4, Series 2018-GS3-A2	4.25	% ^§	06/25/2058	802,833
800,000	Legacy Mortgage Asset Trust, Series 2018-GS2-A2	4.25	% ^§	04/25/2058	799,000
147,863	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	123,207
7,767,268	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%		06/25/2046	7,330,256
3,000,000	loanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95	% ^	10/16/2023	2,932,212
112,798	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	3.24	% #	04/25/2036	89,674
2,690,000	Mello Warehouse Securitization Trust, Series 2019-1-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.65	% ^	06/25/2052	2,677,032
331,747	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	209,435
674,065	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	444,915
21,452,500	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		11/25/2037	14,427,982
118,501	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	102,175
98,548	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A4	5.75%		02/25/2036	101,633
395,238	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.60	% #	02/25/2036	315,919
577,114	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75	% #	04/25/2037	367,236
10,574,940	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.13	% ^ Þ	12/27/2046	9,265,885
3,429,294	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.33%		05/25/2036	3,189,698
5,190,772	New Residential Mortgage Loan Trust, Series 2018-FNT2-B	4.09	% ^	07/25/2024	5,060,528
12,025,024	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		10/25/2036	9,302,186
15,663,644	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.90	% ^	05/30/2023	14,824,708
1,812,750	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.85	% ^	10/27/2022	1,752,969
17,600,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.50	% ^	04/25/2023	16,976,091
900,000	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A2	4.58	% ^§	07/27/2059	888,056
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68	% ^	10/17/2036	3,172,624
3,918,374	PRPM LLC, Series 2018-1A-A1	3.75	% # ^	04/25/2023	3,959,024
7,103,463	PRPM LLC, Series 2019-GS1-A2	4.70	% # ^	10/25/2024	7,087,576
3,918,000	PRPM LLC, Series 2020-3-A1	2.86	% ^§	09/25/2025	3,917,934
207,628	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	211,055
467,665	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	462,170
1,890,873	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	1,311,472
392,610	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	256,471
5,209,748	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	4,899,097
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95	% # ^	01/25/2060	5,643,139
6,135,145	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.30%		06/25/2037	5,038,792
8,259,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH2-M1	4.33	% # ^	06/25/2055	8,291,730
1,405,457	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.92	% #	12/25/2035	1,343,435
7,258,940	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34	% ^	03/25/2037	5,745,286
13,564,834	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.55%		07/25/2036	708,929
13,585,227	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.95	% I/O I/F	07/25/2036	2,864,192
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75	% ^	03/17/2039	5,165,246
2,048,045	Velocity Commercial Capital Loan Trust, Series 2018-2-M1	4.26	% # ^	10/25/2048	2,078,527
3,123,809	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51	% # ^	10/25/2048	3,073,701
782,779	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72	% # ^	10/25/2048	753,624
1,615,702	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70	% # ^	03/25/2049	1,473,867
3,258,906	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99	% # ^	07/25/2049	2,887,083
10,000,000	Verus Securitization Trust, Series 2017-1A-A1	3.60	% ^	08/25/2050	10,076,720
651,350	Verus Securitization Trust, Series 2017-1A-A3	3.72	% # ^	01/25/2047	655,329
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73	% # ^	11/25/2059	2,847,687
820,401	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		02/25/2036	843,789
464,350	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	459,231

4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.45%		04/25/2037	3,717,463

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $305,356,290)					294,043,113

US Corporate Bonds - 7.7%
350,000	Acrisure LLC	8.13	% ^	02/15/2024	367,411
435,000	Advanced Drainage Systems, Inc.	5.00	% ^	09/30/2027	456,124
260,000	AECOM	5.13%		03/15/2027	281,757
350,000	Air Medical Merger Sub Corporation	6.38	% ^	05/15/2023	351,276
495,000	Albertsons LLC	4.63	% ^	01/15/2027	507,001
220,000	Albertsons LLC	3.50	% ^	03/15/2029	213,950
320,000	Alcoa Nederland Holding B.V.	6.13	% ^	05/15/2028	337,800
400,000	Alliant Holdings Intermediate LLC	6.75	% ^	10/15/2027	420,324
205,000	Allied Universal Holding Company	6.63	% ^	07/15/2026	218,581
475,000	Allied Universal Holding Company	9.75	% ^	07/15/2027	516,923
230,000	AMC Merger, Inc.	8.00	% ^	05/15/2025	181,388
250,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	242,575
239,000	Antero Midstream Partners LP	5.75	% ^	03/01/2027	198,370
120,000	Apache Corporation	4.63%		11/15/2025	114,600
225,000	Apache Corporation	4.38%		10/15/2028	206,297
320,000	Aramark Services, Inc.	6.38	% ^	05/01/2025	333,736
120,000	Arconic Corporation	6.00	% ^	05/15/2025	128,376
550,000	Arconic Corporation	6.13	% ^	02/15/2028	566,156
220,000	Argos Merger Sub, Inc.	7.13	% ^	03/15/2023	222,200
476,000	Asbury Automotive Group, Inc.	4.50	% ^	03/01/2028	479,867
86,000	Asbury Automotive Group, Inc.	4.75	% ^	03/01/2030	86,806
185,000	Ascend Learning LLC	6.88	% ^	08/01/2025	188,951
580,000	Ascend Learning LLC	6.88	% ^	08/01/2025	598,673
250,000	ASGN, Inc.	4.63	% ^	05/15/2028	251,452
675,000	AssuredPartners, Inc.	7.00	% ^	08/15/2025	689,624
165,000	Avantor, Inc.	4.63	% ^	07/15/2028	171,394
445,000	Avaya, Inc.	6.13	% ^	09/15/2028	456,125
385,000	Axalta Coating Systems LLC	4.75	% ^	06/15/2027	396,069
240,000	B&G Foods, Inc.	5.25%		04/01/2025	246,840
185,000	B&G Foods, Inc.	5.25%		09/15/2027	193,188
110,000	Banff Merger Sub, Inc.	9.75	% ^	09/01/2026	116,435
545,000	Bausch Health Companies, Inc.	7.00	% ^	01/15/2028	577,259
210,000	Bausch Health Companies, Inc.	6.25	% ^	02/15/2029	216,300
315,000	Bausch Health Companies, Inc.	5.25	% ^	01/30/2030	310,710
570,000	Beacon Roofing Supply, Inc.	4.88	% ^	11/01/2025	559,635
190,000	Beacon Roofing Supply, Inc.	4.50	% ^	11/15/2026	195,879
500,000	Berry Global Escrow Corporation	5.63	% ^	07/15/2027	525,312
175,000	Black Knight InfoServ LLC	3.63	% ^	09/01/2028	177,187
25,000	Boxer Parent Company, Inc.	7.13	% ^	10/02/2025	26,737
515,000	Boyd Gaming Corporation	4.75%		12/01/2027	506,405
360,000	Boyne USA, Inc.	7.25	% ^	05/01/2025	377,512
139,000	Builders FirstSource, Inc.	6.75	% ^	06/01/2027	149,077
395,000	Builders FirstSource, Inc.	5.00	% ^	03/01/2030	409,566
165,000	BWX Technologies, Inc.	4.13	% ^	06/30/2028	169,228
125,000	BY Crown Parent LLC	4.25	% ^	01/31/2026	127,422
400,000	Cablevision Lightpath LLC	3.88	% ^	09/15/2027	400,750
400,000	Cablevision Lightpath LLC	5.63	% ^	09/15/2028	407,190
210,000	Calpine Corporation	4.50	% ^	02/15/2028	215,422
130,000	Calpine Corporation	5.13	% ^	03/15/2028	134,734
210,000	Calpine Corporation	4.63	% ^	02/01/2029	210,131
325,000	Camelot Finance S.A.	4.50	% ^	11/01/2026	333,073
225,000	Carnival Corporation	11.50	% ^	04/01/2023	252,548
150,000	Carvana Company	8.88	% ^	10/01/2023	156,657
115,000	Carvana Company	5.63	% ^	10/01/2025	113,706
135,000	Castle US Holding Corporation	9.50	% ^	02/15/2028	129,073
505,000	Catalent Pharma Solutions, Inc.	5.00	% ^	07/15/2027	526,053
445,000	CCO Holdings LLC	5.75	% ^	02/15/2026	463,356
1,005,000	CCO Holdings LLC	4.75	% ^	03/01/2030	1,065,300
295,000	CCO Holdings LLC	4.50	% ^	08/15/2030	310,133
420,000	Cedar Fair LP	5.25%		07/15/2029	399,449
285,000	Cengage Learning, Inc.	9.50	% ^	06/15/2024	189,139
500,000	Centene Corporation	5.38	% ^	08/15/2026	531,150
140,000	Centene Corporation	3.00%		10/15/2030	142,800
270,000	Century Communities, Inc.	6.75%		06/01/2027	286,984
310,000	CenturyLink, Inc.	5.13	% ^	12/15/2026	318,942
280,000	CenturyLink, Inc.	4.00	% ^	02/15/2027	284,838
300,000	Charles River Laboratories International, Inc.	4.25	% ^	05/01/2028	315,354
165,000	Cheniere Energy Partners LP	5.25%		10/01/2025	168,960
595,000	Cheniere Energy Partners LP	5.63%		10/01/2026	619,811
490,000	Clean Harbors, Inc.	4.88	% ^	07/15/2027	509,203
110,000	Clean Harbors, Inc.	5.13	% ^	07/15/2029	119,659
302,000	Clear Channel Worldwide Holdings, Inc.	9.25%		02/15/2024	293,546
305,000	Clearway Energy Operating LLC	4.75	% ^	03/15/2028	316,724
407,000	CNX Midstream Partners LP	6.50	% ^	03/15/2026	413,536
310,000	Constellation Merger Sub, Inc.	8.50	% ^	09/15/2025	258,430
360,000	Cornerstone Building Brands, Inc.	6.13	% ^	01/15/2029	364,725
380,000	CRC Issuer LLC	5.25	% ^	10/15/2025	368,150
375,000	Credit Acceptance Corporation	6.63%		03/15/2026	388,828
645,000	CSC Holdings LLC	5.75	% ^	01/15/2030	686,257
200,000	CSC Holdings LLC	4.63	% ^	12/01/2030	201,223
495,000	CSI Compressco LP	7.50	% ^	04/01/2025	437,092
230,000	Dana Financing Ltd.	5.75	% ^	04/15/2025	235,894
100,000	Dana, Inc.	5.38%		11/15/2027	102,687
160,000	DaVita, Inc.	4.63	% ^	06/01/2030	164,324
125,000	Dealer Tire LLC	8.00	% ^	02/01/2028	127,812
95,000	Delta Air Lines, Inc.	7.00	% ^	05/01/2025	104,437
305,000	Delta Air Lines, Inc.	4.75	% ^	10/20/2028	316,890
365,000	Diamond Sports Group LLC	5.38	% ^	08/15/2026	259,119
300,000	DISH DBS Corporation	5.88%		11/15/2024	309,375
138,000	Dun & Bradstreet Corporation	6.88	% ^	08/15/2026	148,478
96,000	Dun & Bradstreet Corporation	10.25	% ^	02/15/2027	108,942
300,000	EES Finance Corporation	8.13%		05/01/2025	257,218
270,000	Eldorado Resorts, Inc.	6.25	% ^	07/01/2025	281,814
295,000	Embarq Corporation	8.00%		06/01/2036	349,851
95,000	Emergent BioSolutions, Inc.	3.88	% ^	08/15/2028	95,611
140,000	Encompass Health Corporation	4.50%		02/01/2028	140,937
45,000	Encompass Health Corporation	4.75%		02/01/2030	45,730
205,000	Encompass Health Corporation	4.63%		04/01/2031	205,000
150,000	Endeavor Energy Resources LP	6.63	% ^	07/15/2025	154,359
540,000	Energizer Holdings, Inc.	7.75	% ^	01/15/2027	590,962
215,000	Envision Healthcare Corporation	8.75	% ^	10/15/2026	99,665
80,000	EQM Midstream Partners LP	6.50	% ^	07/01/2027	84,915
220,000	EQT Corporation	7.88%		02/01/2025	244,166
301,000	ESH Hospitality, Inc.	5.25	% ^	05/01/2025	304,454
155,000	Extraction Oil & Gas, Inc.	5.63	% ^Ω	02/01/2026	39,302
460,000	Flex Acquisition Company, Inc.	6.88	% ^	01/15/2025	461,150
130,000	Ford Motor Company	9.00%		04/22/2025	149,213
320,000	Ford Motor Company	7.45%		07/16/2031	367,579
600,000	Ford Motor Credit Company LLC	5.75%		02/01/2021	606,222
600,000	Ford Motor Credit Company LLC	4.25%		09/20/2022	606,180
400,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	396,000
365,000	Front Range BidCo, Inc.	4.00	% ^	03/01/2027	359,718
165,000	Front Range BidCo, Inc.	6.13	% ^	03/01/2028	170,334
590,000	Frontdoor, Inc.	6.75	% ^	08/15/2026	630,450
120,000	Frontier Communications Corporation	8.50	% Ω	04/15/2020	47,100
220,000	Frontier Communications Corporation	7.13	% Ω	01/15/2023	84,700
175,000	Frontier Communications Corporation	8.50	% ^	04/01/2026	176,750
175,000	Frontier Communications Corporation	8.00	% ^	04/01/2027	174,672
237,000	FTS International, Inc.	6.25%		05/01/2022	81,765
430,000	Gates Global LLC	6.25	% ^	01/15/2026	442,543
250,000	GCI LLC	4.75	% ^	10/15/2028	253,752
775,000	Genesys Telecommunications Laboratories, Inc.	10.00	% ^	11/30/2024	818,594
336,781	Global Aircraft Leasing Company (PIK 7.25%)	6.50	% ^	09/15/2024	189,018
240,000	Golden Entertainment, Inc.	7.63	% ^	04/15/2026	237,712
470,000	Golden Nugget, Inc.	6.75	% ^	10/15/2024	393,038
185,000	Golden Nugget, Inc.	8.75	% ^	10/01/2025	146,266
475,000	GOGO Intermediate	9.88	% ^	05/01/2024	508,666
200,000	Gray Television, Inc.	5.13	% ^	10/15/2024	204,375
225,000	Gray Television, Inc.	7.00	% ^	05/15/2027	244,212
305,000	Griffon Corporation	5.75%		03/01/2028	319,100
350,000	Group 1 Automotive, Inc.	4.00	% ^	08/15/2028	344,531
220,000	GTT Communications, Inc.	7.88	% ^	12/31/2024	114,125
400,000	Gulfport Energy Corporation	6.38%		05/15/2025	245,458
374,000	Hess Midstream Operations LP	5.63	% ^	02/15/2026	381,706
115,000	Hess Midstream Operations LP	5.13	% ^	06/15/2028	114,845
225,000	Hexion, Inc.	7.88	% ^	07/15/2027	226,091
425,000	HilCorporationEnergy LP	6.25	% ^	11/01/2028	388,221
135,000	Hillman Group, Inc.	6.38	% ^	07/15/2022	132,437
230,000	Hill-Rom Holdings, Inc.	4.38	% ^	09/15/2027	238,714
15,000	Hilton Domestic Operating Company, Inc.	5.38	% ^	05/01/2025	15,597
20,000	Hilton Domestic Operating Company, Inc.	5.75	% ^	05/01/2028	21,188
600,000	Horizon Pharma USA, Inc.	5.50	% ^	08/01/2027	637,764
585,000	IAA, Inc.	5.50	% ^	06/15/2027	610,228
300,000	Icahn Enterprises LP	5.25%		05/15/2027	313,478
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	54,275
175,000	iHeartCommunications, Inc.	5.25	% ^	08/15/2027	170,921
325,000	Illuminate Buyer LLC	9.00	% ^	07/01/2028	348,969
255,000	Indigo Natural Resources LLC	6.88	% ^	02/15/2026	248,824
335,000	Installed Building Products, Inc.	5.75	% ^	02/01/2028	353,780
175,000	IRB Holding Corporation	7.00	% ^	06/15/2025	186,904
510,000	IRB Holding Corporation	6.75	% ^	02/15/2026	510,956
145,000	Iron Mountain, Inc.	4.88	% ^	09/15/2029	147,683
350,000	Iron Mountain, Inc.	4.50	% ^	02/15/2031	352,587
235,000	iStar, Inc.	4.75%		10/01/2024	227,780
125,000	Jaguar Holding Company	5.00	% ^	06/15/2028	130,625
47,000	JBS Finance, Inc.	5.88	% ^	07/15/2024	47,974
65,000	JBS Finance, Inc.	5.75	% ^	06/15/2025	67,165
260,000	JBS Finance, Inc.	6.50	% ^	04/15/2029	288,917
165,000	JBS Finance, Inc.	5.50	% ^	01/15/2030	180,056
190,000	JBS Finance, Inc.	6.75	% ^	02/15/2028	206,855
455,000	JELD-WEN, Inc.	4.63	% ^	12/15/2025	458,933
560,000	KAR Auction Services, Inc.	5.13	% ^	06/01/2025	560,689
345,000	Kraft Heinz Foods Company	5.00%		07/15/2035	397,758
935,000	Kraft Heinz Foods Company	5.20%		07/15/2045	1,023,224
350,000	Kraton Polymers LLC	7.00	% ^	04/15/2025	357,656
335,000	Kratos Defense & Security Solutions, Inc.	6.50	% ^	11/30/2025	350,948
165,000	LifePoint Health, Inc.	6.75	% ^	04/15/2025	174,075
240,000	LifePoint Health, Inc.	4.38	% ^	02/15/2027	240,900
360,000	Lions Gate Capital Holdings LLC	6.38	% ^	02/01/2024	357,521
680,000	Live Nation Entertainment, Inc.	5.63	% ^	03/15/2026	657,900
130,000	Live Nation Entertainment, Inc.	6.50	% ^	05/15/2027	140,468
200,000	Logan Merger Sub, Inc.	5.50	% ^	09/01/2027	203,375
455,000	LTF Merger Sub, Inc.	8.50	% ^	06/15/2023	438,458
285,000	M/I Homes, Inc.	4.95%		02/01/2028	294,441
440,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	452,514
470,000	Masonite International Corporation	5.75	% ^	09/15/2026	491,648
120,000	Match Group, Inc.	4.63	% ^	06/01/2028	123,825
360,000	Matterhorn Merger Sub LLC	8.50	% ^	06/01/2026	353,151
430,000	MGM Growth Properties Operating Partnership LP	5.75%		02/01/2027	463,998
305,000	MGM Resorts International	6.75%		05/01/2025	320,130
335,000	MGM Resorts International	5.75%		06/15/2025	351,976
275,000	Mileage Plus Holdings LLC	6.50	% ^	06/20/2027	287,031
290,000	Moss Creek Resources Holdings, Inc.	7.50	% ^	01/15/2026	175,032
550,000	MPH Acquisition Holdings LLC	7.13	% ^	06/01/2024	565,813
210,000	MPT Operating Partnership LP	5.00%		10/15/2027	219,340
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	240,146
240,000	Nabors Industries Ltd.	7.25	% ^	01/15/2026	119,100
210,000	National FINL Partners Corporation	6.88	% ^	08/15/2028	212,541
50,000	Nationstar Mortgage Holdings, Inc.	6.00	% ^	01/15/2027	51,054
240,000	Nationstar Mortgage Holdings, Inc.	5.50	% ^	08/15/2028	240,150
640,000	Navient Corporation	6.50%		06/15/2022	654,400
225,000	Navient Corporation	5.00%		03/15/2027	211,592
365,000	NCL Corporation	3.63	% ^	12/15/2024	256,184
120,000	Newell Brands, Inc.	4.88%		06/01/2025	129,600
245,000	Nexstar Broadcasting, Inc.	5.63	% ^	07/15/2027	257,376
35,000	NFP Corporation	7.00	% ^	05/15/2025	37,253
205,000	NGL Energy Partners LP	7.50%		04/15/2026	127,499
185,000	Novelis Corporation	4.75	% ^	01/30/2030	180,927
590,000	NuStar Logistics LP	6.00%		06/01/2026	592,676
200,000	Oasis Petroleum, Inc.	6.88	% Ω	03/15/2022	47,375
260,000	Oasis Petroleum, Inc.	6.25	% ^Ω	05/01/2026	62,245
275,000	Occidental Petroleum Corporation	2.70%		08/15/2022	257,454
155,000	Occidental Petroleum Corporation	8.00%		07/15/2025	156,256
500,000	Occidental Petroleum Corporation	3.50%		08/15/2029	384,200
355,000	Occidental Petroleum Corporation	6.63%		09/01/2030	328,153
70,000	OPE KAG Finance Sub, Inc.	7.88	% ^	07/31/2023	68,155
45,000	Ortho Clinical Diagnostics, Inc.	7.38	% ^	06/01/2025	45,759
305,000	Ortho-Clinical Diagnostics Inc.	7.25	% ^	02/01/2028	317,772
335,000	Panther BF Aggregator LP	6.25	% ^	05/15/2026	351,892
240,000	Panther BF Aggregator LP	8.50	% ^	05/15/2027	249,396
405,000	Par Petroleum Finance Corporation	7.75	% ^	12/15/2025	359,901
475,000	Parsley Energy LLC	5.63	% ^	10/15/2027	473,516
180,000	PBF Holding LLC	6.00	% ^	02/15/2028	121,127
305,000	Peabody Securities Finance Corporation	6.00	% ^	03/31/2022	179,950
460,000	Penn National Gaming, Inc.	5.63	% ^	01/15/2027	477,779
255,000	PennyMac Financial Services, Inc.	5.38	% ^	10/15/2025	258,506
595,000	Performance Food Group, Inc.	5.50	% ^	10/15/2027	613,939
245,000	PetSmart, Inc.	5.88	% ^	06/01/2025	251,395
340,000	PG&E Corporation	5.00%		07/01/2028	330,251
435,000	Pike Corporation	5.50	% ^	09/01/2028	439,052
275,000	Pilgrim’s Pride Corporation	5.88	% ^	09/30/2027	284,281
285,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50	% ^	12/01/2022	290,344
105,000	Post Holdings, Inc.	5.50	% ^	12/15/2029	112,484
420,000	Post Holdings, Inc.	4.63	% ^	04/15/2030	432,600
255,000	Prime Security Services Borrower LLC	6.25	% ^	01/15/2028	258,547
315,000	QEP Resources, Inc.	5.25%		05/01/2023	229,753
245,000	QEP Resources, Inc.	5.63%		03/01/2026	139,650
350,000	Radiate Finance, Inc.	4.50	% ^	09/15/2026	351,239
75,000	Radiate Finance, Inc.	6.50	% ^	09/15/2028	77,092
325,000	Radiology Partners, Inc.	9.25	% ^	02/01/2028	338,813
175,000	Rattler Midstream LP	5.63	% ^	07/15/2025	176,733
120,000	Realogy Group LLC	7.63	% ^	06/15/2025	125,882
350,000	Resideo Funding, Inc.	6.13	% ^	11/01/2026	345,625
315,000	Reynolds Group Holdings, Inc.	4.00	% ^	10/15/2027	317,426
215,000	Riverbed Technology, Inc.	8.88	% ^	03/01/2023	150,500
120,000	Sabre Global, Inc.	9.25	% ^	04/15/2025	132,293
360,000	Schweitzer-Mauduit International, Inc.	6.88	% ^	10/01/2026	381,082
465,000	Science Applications International Corporation	4.88	% ^	04/01/2028	472,910
410,000	Scientific Games International, Inc.	5.00	% ^	10/15/2025	413,331
175,000	Scientific Games International, Inc.	8.25	% ^	03/15/2026	183,438
335,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	355,948
240,000	Scripps Escrow, Inc.	5.88	% ^	07/15/2027	231,900
685,000	Select Medical Corporation	6.25	% ^	08/15/2026	713,455
425,000	Silgan Holdings, Inc.	4.13%		02/01/2028	434,563
260,000	Sirius XM Radio, Inc.	5.50	% ^	07/01/2029	280,040
135,000	Sirius XM Radio, Inc.	4.13	% ^	07/01/2030	138,515
525,000	Six Flags Entertainment Corporation	4.88	% ^	07/31/2024	494,723
175,000	Six Flags Theme Parks, Inc.	7.00	% ^	07/01/2025	186,484
285,000	Spectrum Brands, Inc.	5.00	% ^	10/01/2029	296,400
210,000	Springleaf Finance Corporation	6.88%		03/15/2025	233,426
60,000	Springleaf Finance Corporation	7.13%		03/15/2026	67,107
95,000	Springleaf Finance Corporation	6.63%		01/15/2028	105,592
245,000	Staples, Inc.	7.50	% ^	04/15/2026	226,167
115,000	Staples, Inc.	10.75	% ^	04/15/2027	92,359
425,000	Stevens Holding Company, Inc.	6.13	% ^	10/01/2026	456,263
470,000	SunCoke Energy Partners Finance Corporation	7.50	% ^	06/15/2025	425,124
430,000	Sunoco LP	5.50%		02/15/2026	430,993
230,000	Sunoco LP	6.00%		04/15/2027	236,756
540,000	Switch Ltd.	3.75	% ^	09/15/2028	546,750
180,000	Targa Resources Partners Finance Corporation	6.50%		07/15/2027	188,100
385,000	Targa Resources Partners Finance Corporation	4.88	% ^	02/01/2031	373,566
509,000	Tempo Acquisition LLC	6.75	% ^	06/01/2025	520,445
395,000	Tenet Healthcare Corporation	7.00%		08/01/2025	407,314
410,000	Tenet Healthcare Corporation	4.88	% ^	01/01/2026	416,658
435,000	Tenet Healthcare Corporation	6.25	% ^	02/01/2027	449,618
175,000	Tenet Healthcare Corporation	5.13	% ^	11/01/2027	180,443
125,000	Terrier Media Buyer, Inc.	8.88	% ^	12/15/2027	126,172
365,000	The William Carter Company	5.63	% ^	03/15/2027	381,881
70,000	TransDigm, Inc.	8.00	% ^	12/15/2025	76,195
610,000	TransDigm, Inc.	6.25	% ^	03/15/2026	640,381
305,000	TransDigm, Inc.	6.38%		06/15/2026	306,906
285,000	TransDigm, Inc.	5.50%		11/15/2027	274,441
435,000	Transocean Poseidon Ltd.	6.88	% ^	02/01/2027	350,175
292,500	Transocean Proteus Ltd.	6.25	% ^	12/01/2024	260,691
111,000	Transocean, Inc.	11.50	% ^	01/30/2027	44,816
305,000	Trident TPI Holdings, Inc.	6.63	% ^	11/01/2025	301,537
120,000	Triumph Group, Inc.	6.25	% ^	09/15/2024	102,362
205,000	Triumph Group, Inc.	7.75%		08/15/2025	132,225
535,000	Twin River Worldwide Holdings, Inc.	6.75	% ^	06/01/2027	533,930
295,000	Uber Technologies, Inc.	8.00	% ^	11/01/2026	314,470
160,000	Uber Technologies, Inc.	7.50	% ^	09/15/2027	171,000
85,000	United Rentals North America, Inc.	5.25%		01/15/2030	92,916
225,000	Univision Communications, Inc.	6.63	% ^	06/01/2027	220,219
25,000	US Foods, Inc.	6.25	% ^	04/15/2025	26,502
465,000	USA Compression Partners LP	6.88%		09/01/2027	461,889
538,000	Verscend Escrow Corporation	9.75	% ^	08/15/2026	586,307
255,000	ViaSat, Inc.	6.50	% ^	07/15/2028	255,764
85,000	Viking Cruises Ltd.	13.00	% ^	05/15/2025	98,600
605,000	Viking Cruises Ltd.	5.88	% ^	09/15/2027	471,522
130,000	Vine Oil & Gas Finance Corporation	8.75	% ^	04/15/2023	88,400
300,000	Viper Energy Partners LP	5.38	% ^	11/01/2027	296,007
285,000	Vizient, Inc.	6.25	% ^	05/15/2027	299,552
295,000	Waste Pro, Inc.	5.50	% ^	02/15/2026	299,394
14,000	Weatherford International Ltd.	11.00	% ^	12/01/2024	8,435
470,000	West Street Merger Sub, Inc.	6.38	% ^	09/01/2025	480,476
280,000	Western Midstream Operating LP	3.85%		02/01/2025	267,145
290,000	Western Midstream Operating LP	5.05%		02/01/2030	283,113
165,000	WeWork Cos, Inc.	7.88	% ^	05/01/2025	105,701
215,000	Wolverine Escrow LLC	9.00	% ^	11/15/2026	177,778
335,000	WPX Energy, Inc.	5.25%		10/15/2027	340,591
200,000	WPX Energy, Inc.	5.88%		06/15/2028	209,254
155,000	WPX Energy, Inc.	4.50%		01/15/2030	153,348
220,000	Wyndham Hotels & Resorts	4.38	% ^	08/15/2028	213,813
80,000	XHR LP	6.38	% ^	08/15/2025	80,150
120,000	Yum! Brands, Inc.	7.75	% ^	04/01/2025	132,750
285,000	Yum! Brands, Inc.	4.75	% ^	01/15/2030	307,622
230,000	Yum! Brands, Inc.	3.63%		03/15/2031	230,431

Total US Corporate Bonds (Cost $90,044,691)					89,004,097

US Government and Agency Mortgage Backed Obligations - 1.4%
5,993,329	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44	% # I/O	03/25/2023	145,868
7,100,000	Federal Home Loan Mortgage Corporation, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.65	% ^	02/25/2050	6,201,949
1,839,196	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.30	% I/F I/O	09/15/2041	357,711
298,673	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	307,191
485,219	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	513,900
386,748	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	390,493
79,125,927	Government National Mortgage Association, Series 2013-155-IB	0.11	% # I/O	09/16/2053	480,476
18,803,063	Government National Mortgage Association, Series 2019-128-KS (-1x1 Month LIBOR USD + 2.85%, 2.85% Cap)	2.69	% I/O I/F	10/20/2049	1,391,637
19,946,940	Government National Mortgage Association, Series 2020-115-YS (-1x1 Month LIBOR USD + 4.20%, 4.20% Cap)	4.04	% I/O I/F	08/20/2050	3,729,707
9,508,512	Government National Mortgage Association, Series 2020-140-SB (-1x1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.99	% I/O I/F	07/20/2050	2,738,737

Total US Government and Agency Mortgage Backed Obligations (Cost $18,736,329)					16,257,669

Affiliated Mutual Funds - 4.3%
4,606,536	DoubleLine Global Bond Fund (Class I)				49,105,675

Total Affiliated Mutual Funds (Cost $46,429,210)					49,105,675

Common Stocks - 0.0%
15,858	Foresight Equity *Þ				254,519
5,568	Frontera Energy Corporation				8,965
9,088	McDermott International Ltd. *				21,810
5,789	Tapstone Energy Holdings III LLC *Þ				3,879
1,977	Weatherford International PLC *				3,855
8,717	Whiting Petroleum Corporation *				150,715

Total Common Stocks (Cost $1,022,514)					443,743

Warrants - 0.0%
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				—

Total Warrants (Cost $—)					—

Short Term Investments - 4.2%
16,334,743	First American Government Obligations Fund - Class U	0.07	% ♦		16,334,743
16,334,743	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07	% ♦		16,334,743
16,334,743	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02	% ♦		16,334,743

Total Short Term Investments (Cost $49,004,229)					49,004,229

Total Investments - 101.7% (Cost $1,224,872,737)					1,170,267,039
Liabilities in Excess of Other Assets - (1.7)%					(20,073,544)

NET ASSETS - 100.0%					$1,150,193,495

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	25.6%
Collateralized Loan Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Foreign Corporate Bonds	11.4%
US Corporate Bonds	7.7%
Asset Backed Obligations	6.7%
Bank Loans	5.8%
Affiliated Mutual Funds	4.3%
Short Term Investments	4.2%
US Government and Agency Mortgage Backed Obligations	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Common Stocks	0.0	% ~
Warrants	0.0	% ~
Other Assets and Liabilities	(1.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	25.6%
Collateralized Loan Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.1%
Asset Backed Obligations	6.7%
Affiliated Mutual Funds	4.3%
Short Term Investments	4.2%
Energy	3.0%
Banking	2.9%
Utilities	1.9%
Healthcare	1.4%
US Government and Agency Mortgage Backed Obligations	1.4%
Media	1.3%
Finance	1.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Electronics/Electric	1.0%
Telecommunications	0.8%
Chemicals/Plastics	0.8%
Technology	0.7%
Business Equipment and Services	0.7%
Transportation	0.7%
Leisure	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Building and Development (including Steel/Metals)	0.6%
Food Products	0.6%
Retailers (other than Food/Drug)	0.6%
Automotive	0.5%
Food Service	0.4%
Mining	0.4%
Construction	0.4%
Containers and Glass Products	0.4%
Chemical Products	0.4%
Aerospace & Defense	0.4%
Insurance	0.3%
Pharmaceuticals	0.3%
Industrial Equipment	0.3%
Commercial Services	0.3%
Real Estate	0.3%
Diversified Manufacturing	0.2%
Environmental Control	0.2%
Consumer Products	0.2%
Food/Drug Retailers	0.1%
Pulp & Paper	0.1%
Conglomerates	0.1%
Cosmetics/Toiletries	0.1%
Financial Intermediaries	0.1%
Beverage and Tobacco	0.0	% ~
Other Assets and Liabilities	(1.7)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
Þ	Value determined using significant unobservable inputs.
§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.
P/O	Principal only security
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
†	Perpetual Maturity
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.
@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2020.
±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.
*	Non-income producing security
BRL	Brazilian Real
PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.
Δ	This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.
&	Unfunded or partially unfunded loan commitment. At September 30, 2020, the value of these securities amounted to $52,629 or 0.0% of net assets.
♦	Seven-day yield as of September 30, 2020
~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2020 is as follows:

						Change in Unrealized for the	Dividend Income Earned in the	Net Realized Gain (Loss) in the
	Value at			Shares Held at	Value at	Period Ended	Period Ended	Period Ended
Fund	March 31, 2020	Gross Purchases	Gross Sales	September 30, 2020	September 30, 2020	September 30, 2020	September 30, 2020	September 30, 2020
DoubleLine Global Bond Fund (Class I)	$105,830,380	$—	$(61,000,000)	4,606,536	$49,105,675	$3,264,128	$—	$1,011,167

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date December 3, 2020

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date December 3, 2020